UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-670-2000

Date of fiscal year end:  August 31, 2013

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Japan ETF | EWJ | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN ETF

ASIA MARKET OVERVIEW

Asian stock markets experienced mixed performance during the 12-month period ended August 31, 2013 (the “reporting period”). Slow global growth and shifting policy winds in the Western world were among the biggest challenges for Asian equities during the reporting period.

Asian equities began the reporting period with weak performance, partially due to the European debt crisis. Global stock markets rallied in the fall of 2012 when the European Central Bank (the “ECB”) pledged to backstop the euro by buying bonds of the weaker Southern European countries. The ECB’s move relieved tension related to Europe’s debt crisis, which calmed markets throughout the world. Asian equities benefited from the rally on expectations of improving growth in Europe and the United States.

During the first quarter of 2013, Asian equities broadly declined. Stocks in Europe and the United States posted solid returns on better-than-expected economic data, while emerging markets declined on expectations that growth would remain uneven until the developed world established a solid growth trend.

Most Asian stock markets tumbled from May 2013 through the end of the reporting period. The U.S. Federal Reserve Bank (the “Fed”) announced that it may reduce bond purchases, which was helping stimulate global growth. The announcement unnerved investors, prompting a global selloff in equities and other risky assets. Emerging markets proved to be particularly vulnerable to the policy change, as most emerging countries rely heavily on foreign capital for economic growth and balance between imports and exports. Most emerging markets experienced an exodus of foreign capital, which lowered the value of their stocks and currencies.

China’s economy grew at roughly 8.0% annualized pace during the reporting period, which was down from the torrid 10.0% growth rate of prior decades. The Chinese economy continued to transition from investment and export-driven growth to a focus on domestic consumption. This shift toward more sustainable growth sources has generated slower growth rates for the Chinese economy in recent years, extending into the reporting period. Fears of bad loans and excessive debt levels hindered economic development somewhat, prompting the International Monetary Fund to sound a warning about the Chinese banking system. In June 2013, interbank lending rates hit an all-time high on fears of bad debt.

The economic slowdown in China, the largest economy in Asia, reverberated throughout Asia. Countries that rely heavily on exports to China — Indonesia, Thailand, Malaysia and South Korea — experienced economic difficulty, as exports to China and foreign investment declined. Australia’s economy also downshifted, reflecting weaker exports of natural resources to China. Meanwhile, Hong Kong’s economy continued to benefit from Chinese tourism and shopping, as visitors were attracted to the lack of sales tax and a reputation for authentic consumer items. The Philippines was also a bright spot, as services and investment grew at a relatively fast pace.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.46%	21.63%	24.18%	23.46%	21.63%	24.18%
5 Years	0.48%	0.65%	1.05%	2.42%	3.27%	5.37%
10 Years	4.00%	3.87%	4.60%	48.07%	46.15%	56.83%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,074.90	$2.61	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN ETF

The iShares MSCI Japan ETF (the “Fund”), formerly the iShares MSCI Japan Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan IndexSM (the “Index”). The Index consists of stocks traded primarily on the Tokyo Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 23.46%, net of fees, while the total return for the Index was 24.18%.

The Index rallied sharply during the reporting period. The Japanese stock market posted its biggest gains from November 2012 to May 2013, buoyed by optimism about new leadership in Japan and changes to Japanese monetary policy.

The Japanese economy has been mired in slow growth and declining prices for more than a decade. During the reporting period, the new leadership of Japan made strong commitments to quantitative easing, or asset purchases by the Bank of Japan, to support growth and risk taking sentiment. These relatively drastic monetary policy moves ignited a sharp rally in stocks and a decline in the Japanese yen, as investors hoped that Japan’s export-driven economy would benefit from the stimulus and other economic reforms. The Japanese stock market declined with global markets during the summer of 2013, as investors reacted to the Fed’s announcement that it may slow the pace of bond purchasing.

Turning to sector performance, nine of the ten economic sectors in the Index posted positive returns during the reporting period. The financials sector had the largest positive impact on Index performance, as investors anticipated improving credit conditions and banking profits. The consumer discretionary sector also delivered a solid positive contribution to returns during the reporting period, as hopes that Japanese consumers would finally increase spending following many years of heavy saving. The industrials and materials sectors rounded out the top contributors to Index performance, reflecting expectations of a broad-based economic recovery. On the downside, the energy sector was the only sector with negative performance for the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Consumer Cyclical	27.52%
Financial	20.49
Industrial	19.21
Consumer Non-Cyclical	12.99
Communications	6.78
Basic Materials	5.48
Technology	3.18
Utilities	2.79
Energy	1.33
Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Toyota Motor Corp.	6.62%
Mitsubishi UFJ Financial Group Inc.	2.98
SoftBank Corp.	2.38
Honda Motor Co. Ltd.	2.36
Sumitomo Mitsui Financial Group Inc.	2.29
Mizuho Financial Group Inc.	1.86
Japan Tobacco Inc.	1.50
Takeda Pharmaceutical Co. Ltd.	1.45
Canon Inc.	1.37
Mitsubishi Estate Co. Ltd.	1.27

TOTAL	24.08%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.77%

ADVERTISING — 0.33%
Dentsu Inc.	795,000	$26,617,490
Hakuhodo DY Holdings Inc.	111,300	7,600,367

		34,217,857
AEROSPACE & DEFENSE — 0.19%
IHI Corp.	4,770,000	19,349,335

		19,349,335
AGRICULTURE — 1.50%
Japan Tobacco Inc.	4,611,000	156,731,234

		156,731,234
AIRLINES — 0.25%
ANA Holdings Inc.[a]	4,770,000	9,723,284
Japan Airlines Co. Ltd.	318,000	16,886,103

		26,609,387
APPAREL — 0.11%
ASICS Corp.	636,000	11,188,259

		11,188,259
AUTO MANUFACTURERS — 12.02%
Daihatsu Motor Co. Ltd.	341,000	6,405,371
Fuji Heavy Industries Ltd.	2,437,000	59,338,460
Hino Motors Ltd.	1,590,000	20,856,444
Honda Motor Co. Ltd.	6,837,000	247,028,130
Isuzu Motors Ltd.	4,770,000	29,218,468
Mazda Motor Corp.[b]	11,130,000	44,808,133
Mitsubishi Motors Corp.[b]	1,749,900	18,459,425
Nissan Motor Co. Ltd.	10,494,000	104,496,132
Suzuki Motor Corp.	1,590,000	34,225,960
Toyota Motor Corp.	11,448,000	693,075,677

		1,257,912,200
AUTO PARTS & EQUIPMENT — 3.57%
Aisin Seiki Co. Ltd.	795,200	30,676,574
Bridgestone Corp.	2,703,000	88,984,253
Denso Corp.	2,067,000	94,802,018
JTEKT Corp.	954,000	12,513,867
Koito Manufacturing Co. Ltd.	100,000	1,772,410
NGK Insulators Ltd.	1,590,000	22,169,087
NGK Spark Plug Co. Ltd.	351,000	6,807,858
NHK Spring Co. Ltd.	636,000	6,773,888
NOK Corp.	477,000	6,995,903
Stanley Electric Co. Ltd.	541,800	10,442,275
Sumitomo Electric Industries Ltd.	3,180,000	42,944,504
Sumitomo Rubber Industries Inc.	795,000	11,222,290
Toyoda Gosei Co. Ltd.	318,000	7,717,046

Security	Shares	Value

Toyota Boshoku Corp.	318,000	$4,187,494
Toyota Industries Corp.	636,000	25,863,935

		373,873,402
BANKS — 10.39%
Aozora Bank Ltd.	4,770,000	13,758,447
Bank of Kyoto Ltd. (The)	1,590,000	13,094,022
Bank of Yokohama Ltd. (The)	4,770,000	25,134,689
Chiba Bank Ltd. (The)	3,180,000	21,812,567
Chugoku Bank Ltd. (The)	30,000	403,302
Fukuoka Financial Group Inc.	3,186,000	13,638,282
Gunma Bank Ltd. (The)	1,590,000	8,588,901
Hachijuni Bank Ltd. (The)	1,590,000	8,977,832
Hiroshima Bank Ltd. (The)	1,590,000	6,384,956
Hokuhoku Financial Group Inc.	4,770,000	8,896,805
Iyo Bank Ltd. (The)	1,590,000	15,946,186
Joyo Bank Ltd. (The)	3,180,000	16,464,761
Mitsubishi UFJ Financial Group Inc.	53,106,080	311,767,845
Mizuho Financial Group Inc.	95,718,080	195,114,060
Nishi-Nippon City Bank Ltd. (The)	3,180,000	8,135,147
Resona Holdings Inc.	7,950,000	38,001,834
Seven Bank Ltd.	2,544,000	8,349,060
Shinsei Bank Ltd.	6,360,000	12,575,447
Shizuoka Bank Ltd. (The)	2,980,000	31,648,168
Sumitomo Mitsui Financial Group Inc.	5,406,000	239,678,948
Sumitomo Mitsui Trust Holdings Inc.	14,310,320	62,424,878
Suruga Bank Ltd.	1,590,000	25,069,867
Yamaguchi Financial Group Inc.	73,000	681,527

		1,086,547,531
BEVERAGES — 0.96%
Asahi Group Holdings Ltd.	1,431,000	35,645,559
Coca-Cola West Co. Ltd.	159,000	3,163,308
Kirin Holdings Co. Ltd.	3,270,000	44,993,120
Suntory Beverage & Food Ltd.[b]	477,000	17,088,672

		100,890,659
BUILDING MATERIALS — 1.39%
Asahi Glass Co. Ltd.	4,770,000	28,003,057
Daikin Industries Ltd.	954,000	46,088,366
LIXIL Group Corp.	1,113,000	22,562,880
Rinnai Corp.	159,000	11,133,160
Taiheiyo Cement Corp.	4,770,000	17,939,459
TOTO Ltd.	1,590,000	19,754,472

		145,481,394

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2013

Security	Shares	Value

CHEMICALS — 3.22%
Air Water Inc.	78,000	$1,050,176
Asahi Kasei Corp.	4,770,000	35,198,288
Daicel Corp.	1,590,000	13,807,063
Hitachi Chemical Co. Ltd.	477,000	7,895,307
JSR Corp.	795,000	13,936,707
Kaneka Corp.	1,590,000	10,209,448
Kansai Paint Co. Ltd.	113,000	1,315,252
Kuraray Co. Ltd.	1,431,000	15,912,154
Mitsubishi Chemical Holdings Corp.	5,565,000	26,317,688
Mitsubishi Gas Chemical Co. Inc.	1,590,000	12,850,940
Mitsui Chemicals Inc.	3,180,000	8,491,668
Nitto Denko Corp.	636,000	33,966,672
Shin-Etsu Chemical Co. Ltd.	1,749,000	105,708,301
Showa Denko K.K.	6,360,000	8,037,915
Sumitomo Chemical Co. Ltd.	6,360,000	23,206,238
Taiyo Nippon Sanso Corp.	1,590,000	10,452,530
Ube Industries Ltd.	4,770,000	8,459,257

		336,815,604
COMMERCIAL SERVICES — 1.00%
Benesse Holdings Inc.	318,000	11,538,297
Dai Nippon Printing Co. Ltd.	1,590,000	15,460,021
PARK24 Co. Ltd.	477,000	8,284,238
Secom Co. Ltd.	795,000	45,618,407
Toppan Printing Co. Ltd.	3,180,000	23,433,114

		104,334,077
COMPUTERS — 0.76%
Fujitsu Ltd.	7,950,000	29,412,934
Itochu Techno-Solutions Corp.	159,000	5,404,525
Nomura Research Institute Ltd.	318,000	9,933,955
NTT Data Corp.	4,770	17,112,980
TDK Corp.	477,000	17,307,445

		79,171,839
COSMETICS & PERSONAL CARE — 1.10%
Kao Corp.	2,226,000	65,113,591
Shiseido Co. Ltd.	1,590,000	25,280,538
Unicharm Corp.	477,000	24,794,374

		115,188,503
DISTRIBUTION & WHOLESALE — 4.05%
Hitachi High-Technologies Corp.	318,000	6,436,814
ITOCHU Corp.	6,360,000	72,211,588
Marubeni Corp.	6,360,000	46,412,475
Mitsubishi Corp.	5,883,000	110,446,782

Security	Shares	Value

Mitsui & Co. Ltd.	7,155,000	$99,833,818
Sojitz Corp.	5,406,000	9,697,355
Sumitomo Corp.	4,770,000	60,576,059
Toyota Tsusho Corp.	795,000	18,336,493

		423,951,384
DIVERSIFIED FINANCIAL SERVICES — 2.68%
Acom Co. Ltd.[b]	174,900	4,388,766
AEON Financial Service Co. Ltd.[a]	318,070	8,555,131
Credit Saison Co. Ltd.	636,000	14,649,748
Daiwa Securities Group Inc.	6,360,000	51,598,227
Japan Exchange Group Inc.	159,000	12,591,653
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,544,000	11,564,226
Nomura Holdings Inc.	15,264,000	106,722,764
ORIX Corp.	5,088,000	70,215,074

		280,285,589
ELECTRIC — 1.93%
Chubu Electric Power Co. Inc.	2,703,000	33,830,546
Chugoku Electric Power Co. Inc. (The)	1,272,000	17,618,591
Electric Power Development Co. Ltd.	477,000	14,730,775
Hokkaido Electric Power Co. Inc.[b]	795,000	9,350,558
Hokuriku Electric Power Co.	636,000	8,433,328
Kansai Electric Power Co. Inc. (The)[b]	3,021,000	33,961,810
Kyushu Electric Power Co. Inc.[b]	1,749,000	22,763,828
Shikoku Electric Power Co. Inc.[b]	636,000	9,943,678
Tohoku Electric Power Co. Inc.[b]	1,908,000	20,982,847
Tokyo Electric Power Co. Inc.[a,b]	6,042,000	30,790,399

		202,406,360
ELECTRICAL COMPONENTS & EQUIPMENT — 1.84%
Brother Industries Ltd.	954,000	9,752,454
Casio Computer Co. Ltd.	954,000	8,206,452
Furukawa Electric Co. Ltd.	3,180,000	6,417,367
Hitachi Ltd.	20,670,000	124,927,993
Mabuchi Motor Co. Ltd.	159,000	7,892,065
Nidec Corp.	477,000	35,733,068

		192,929,399
ELECTRONICS — 3.91%
Advantest Corp.	636,000	7,843,449
Hamamatsu Photonics K.K.	318,000	10,306,681
Hirose Electric Co. Ltd.	159,000	21,002,293

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2013

Security	Shares	Value

Hoya Corp.	1,749,000	$37,345,513
IBIDEN Co. Ltd.	477,000	6,893,808
Keyence Corp.	168,426	55,790,093
Kyocera Corp.	636,000	65,340,468
Murata Manufacturing Co. Ltd.	795,000	54,693,472
NEC Corp.	11,340,000	24,155,939
Nippon Electric Glass Co. Ltd.	1,590,500	8,234,969
Omron Corp.	795,000	24,956,429
Toshiba Corp.	15,900,000	63,363,400
Yaskawa Electric Corp.	1,590,000	18,927,993
Yokogawa Electric Corp.	795,000	10,039,291

		408,893,798
ENGINEERING & CONSTRUCTION — 0.91%
Chiyoda Corp.	235,000	2,689,752
JGC Corp.	860,000	29,494,980
Kajima Corp.	3,180,000	11,376,242
Obayashi Corp.	3,180,000	18,150,130
Shimizu Corp.	3,180,000	14,001,529
Taisei Corp.	4,770,000	19,592,417

		95,305,050
ENTERTAINMENT — 0.42%
Oriental Land Co. Ltd.	167,000	26,978,036
Sankyo Co. Ltd.	159,000	7,414,004
Toho Co. Ltd.	477,000	9,480,202

		43,872,242
ENVIRONMENTAL CONTROL — 0.09%
Kurita Water Industries Ltd.	477,000	9,626,051

		9,626,051
FOOD — 2.23%
Ajinomoto Co. Inc.	3,180,000	40,870,203
Kikkoman Corp.	1,590,000	27,176,579
Meiji Holdings Co. Ltd.	318,028	16,498,624
Nippon Meat Packers Inc.	94,000	1,323,080
Nisshin Seifun Group Inc.	795,000	8,969,730
Nissin Foods Holdings Co. Ltd.	318,000	12,575,447
Seven & I Holdings Co. Ltd.	3,180,080	109,713,813
Toyo Suisan Kaisha Ltd.	103,000	3,105,275
Yakult Honsha Co. Ltd.	318,000	13,499,159

		233,731,910
FOREST PRODUCTS & PAPER — 0.12%
Oji Holdings Corp.	3,180,000	12,769,913

		12,769,913
GAS — 0.86%
Osaka Gas Co. Ltd.	7,950,000	32,167,864

Security	Shares	Value

Toho Gas Co. Ltd.	1,590,000	$7,940,682
Tokyo Gas Co. Ltd.	9,540,000	49,588,748

		89,697,294
HAND & MACHINE TOOLS — 0.75%
Fuji Electric Co. Ltd.	1,590,000	5,882,587
Makita Corp.	477,000	25,329,154
SMC Corp.	181,000	38,039,240
THK Co. Ltd.	477,600	9,312,020

		78,563,001
HEALTH CARE — PRODUCTS — 0.75%
Olympus Corp.[b]	954,300	27,603,357
Shimadzu Corp.	236,000	2,070,998
Sysmex Corp.	318,000	18,506,651
Terumo Corp.	636,000	30,595,933

		78,776,939
HEALTH CARE — SERVICES — 0.14%
Miraca Holdings Inc.	318,000	14,228,405

		14,228,405
HOME BUILDERS — 0.76%
Daiwa House Industry Co. Ltd.	2,440,000	44,017,734
Sekisui Chemical Co. Ltd.	1,597,000	14,714,244
Sekisui House Ltd.	1,690,000	20,514,600

		79,246,578
HOME FURNISHINGS — 1.81%
Panasonic Corp.[b]	9,222,015	84,028,756
Sharp Corp.[b]	4,770,000	18,668,705
Sony Corp.	4,293,000	86,284,422

		188,981,883
INSURANCE — 2.53%
Dai-ichi Life Insurance Co. Ltd. (The)	34,980	46,989,390
MS&AD Insurance Group Holdings Inc.	2,067,040	52,352,794
NKSJ Holdings Inc.	1,431,050	35,092,557
Sony Financial Holdings Inc.	795,000	12,988,687
T&D Holdings Inc.	2,385,000	29,072,619
Tokio Marine Holdings Inc.	2,862,000	88,530,500

		265,026,547
INTERNET — 1.14%
Dena Co. Ltd.[a]	410,200	8,064,779
Gree Inc.[a]	410,200	3,256,850
M3 Inc.	3,180	8,332,854
Nexon Co. Ltd.	477,000	5,221,404
Rakuten Inc.	3,021,000	37,287,173

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2013

Security	Shares	Value

SBI Holdings Inc.	954,010	$9,995,641
Trend Micro Inc.	477,000	16,724,048
Yahoo! Japan Corp.	62,010	30,779,055

		119,661,804
IRON & STEEL — 1.71%
Daido Steel Co. Ltd.	1,590,000	8,507,873
Hitachi Metals Ltd.	242,000	2,912,929
Japan Steel Works Ltd. (The)	1,590,000	8,167,558
JFE Holdings Inc.	2,067,050	45,885,287
Kobe Steel Ltd.[b]	11,130,000	17,809,815
Nippon Steel & Sumitomo Metal Corp.	31,800,705	90,752,662
Yamato Kogyo Co. Ltd.	159,000	5,210,060

		179,246,184
LEISURE TIME — 0.65%
Sega Sammy Holdings Inc.	795,000	19,009,020
Shimano Inc.	318,000	26,414,921
Yamaha Corp.	636,000	8,050,879
Yamaha Motor Co. Ltd.	1,113,000	14,486,073

		67,960,893
MACHINERY — 4.60%
Amada Co. Ltd.	1,590,000	11,797,584
FANUC Corp.	795,000	121,622,076
Hitachi Construction Machinery Co. Ltd.	477,000	9,397,554
Kawasaki Heavy Industries Ltd.	6,360,000	22,298,731
Komatsu Ltd.	3,975,000	87,306,987
Kubota Corp.	4,770,000	64,951,536
Mitsubishi Electric Corp.	7,950,000	79,487,846
Mitsubishi Heavy Industries Ltd.	12,720,000	69,878,000
Nabtesco Corp.	318,000	6,838,710
Sumitomo Heavy Industries Ltd.	1,590,000	7,211,436

		480,790,460
MANUFACTURING — 0.82%
FUJIFILM Holdings Corp.	1,908,000	41,810,121
Konica Minolta Holdings Inc.	2,385,000	19,665,341
Nikon Corp.	1,431,000	24,210,977

		85,686,439
METAL FABRICATE & HARDWARE — 0.18%
Maruichi Steel Tube Ltd.	159,000	3,685,124
NSK Ltd.	1,590,000	14,925,241

		18,610,365
MINING — 0.42%
Mitsubishi Materials Corp.	4,770,000	18,717,322

Security	Shares	Value

Sumitomo Metal Mining Co. Ltd.	1,878,000	$25,380,706

		44,098,028
OFFICE & BUSINESS EQUIPMENT — 1.70%
Canon Inc.	4,770,050	143,322,707
Ricoh Co. Ltd.	3,180,000	34,582,480

		177,905,187
OIL & GAS —1.33%
Cosmo Oil Co. Ltd.[b]	1,590,000	3,289,711
Idemitsu Kosan Co. Ltd.	159,000	13,272,282
INPEX Corp.	9,540	43,317,230
Japan Petroleum Exploration Co. Ltd.	159,000	7,114,203
JX Holdings Inc.	9,381,095	49,718,895
Showa Shell Sekiyu K.K.	795,000	7,916,374
TonenGeneral Sekiyu K.K.	1,590,000	14,471,487

		139,100,182
PACKAGING & CONTAINERS — 0.08%
Toyo Seikan Group Holdings Ltd.	477,000	8,094,634

		8,094,634
PHARMACEUTICALS — 5.31%
Alfresa Holdings Corp.	159,000	7,551,750
Astellas Pharma Inc.	1,908,030	97,817,774
Chugai Pharmaceutical Co. Ltd.	954,000	19,621,587
Daiichi Sankyo Co. Ltd.	2,862,069	49,327,408
Dainippon Sumitomo Pharma Co. Ltd.	636,000	8,174,041
Eisai Co. Ltd.	1,113,000	45,432,044
Hisamitsu Pharmaceutical Co. Inc.	159,000	8,556,490
Kyowa Hakko Kirin Co. Ltd.	1,590,000	16,092,035
Medipal Holdings Corp.	636,000	7,110,962
Mitsubishi Tanabe Pharma Corp.	795,000	10,849,564
Ono Pharmaceutical Co. Ltd.	318,000	19,219,691
Otsuka Holdings Co. Ltd.	1,590,000	49,345,666
Santen Pharmaceutical Co. Ltd.	318,000	14,779,391
Shionogi & Co. Ltd.	1,272,000	24,891,607
Suzuken Co. Ltd.	318,000	9,820,517
Taisho Pharmaceutical Holdings Co. Ltd.	159,000	10,630,790
Takeda Pharmaceutical Co. Ltd.	3,339,000	152,120,777
Tsumura & Co.	159,000	4,275,004

		555,617,098
REAL ESTATE — 3.89%
AEON Mall Co. Ltd.	477,000	12,479,835

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2013

Security	Shares	Value

Daito Trust Construction Co. Ltd.	318,000	$29,169,852
Hulic Co. Ltd.	1,113,000	13,760,067
Mitsubishi Estate Co. Ltd.	5,076,000	132,442,134
Mitsui Fudosan Co. Ltd.	3,286,000	103,990,521
Nomura Real Estate Holdings Inc.	477,000	10,938,694
NTT Urban Development Corp.	4,770	5,658,951
Sumitomo Realty & Development Co. Ltd.	1,590,000	70,169,699
Tokyo Tatemono Co. Ltd.	1,590,000	13,596,392
Tokyu Land Corp.	1,590,000	14,811,803

		407,017,948
REAL ESTATE INVESTMENT TRUSTS — 1.01%
Japan Prime Realty Investment Corp.	3,180	9,143,128
Japan Real Estate Investment Corp.	1,680	17,910,411
Japan Retail Fund Investment Corp.	7,950	14,633,542
Nippon Building Fund Inc.	3,180	34,679,713
Nippon Prologis REIT Inc.	1,100	9,686,592
Nomura Real Estate Office Fund Inc.	1,591	6,826,795
United Urban Investment Corp.	9,540	12,329,124

		105,209,305
RETAIL — 2.69%
ABC-MART Inc.	159,000	6,668,552
AEON Co. Ltd.	2,544,000	34,848,250
Citizen Holdings Co. Ltd.	1,113,000	7,214,677
Don Quijote Co. Ltd.	159,000	8,280,997
FamilyMart Co. Ltd.	318,000	13,401,926
Fast Retailing Co. Ltd.	208,700	67,854,355
Isetan Mitsukoshi Holdings Ltd.	1,590,060	20,711,376
J. Front Retailing Co. Ltd.	1,590,000	12,737,502
Lawson Inc.	318,000	23,984,100
Marui Group Co. Ltd.	954,000	8,945,421
McDonald’s Holdings Co. (Japan) Ltd.	318,000	8,352,301
Nitori Holdings Co. Ltd.	159,000	14,244,611
Shimamura Co. Ltd.	159,000	16,270,295
Takashimaya Co. Ltd.	1,590,000	14,017,734
USS Co. Ltd.	95,400	11,949,916
Yamada Denki Co. Ltd.	365,700	11,591,775

		281,073,788
SEMICONDUCTORS — 0.45%
Rohm Co. Ltd.	477,000	16,869,898

Security	Shares	Value

Sumco Corp.	477,000	$3,986,546
Tokyo Electron Ltd.	636,052	26,546,735

		47,403,179
SOFTWARE — 0.27%
GungHo Online Entertainment Inc.[a,b]	15,900	10,841,462
Konami Corp.	477,000	10,559,486
Oracle Corp. Japan	159,000	6,506,497

		27,907,445
STORAGE & WAREHOUSING — 0.03%
Mitsubishi Logistics Corp.	242,000	3,122,581

		3,122,581
TELECOMMUNICATIONS — 5.30%
KDDI Corp.	2,226,000	106,518,575
Nippon Telegraph and Telephone Corp.	1,908,000	97,135,606
NTT DOCOMO Inc.	63,600	102,094,481
SoftBank Corp.	3,949,100	249,145,686

		554,894,348
TEXTILES — 0.44%
Teijin Ltd.	3,180,000	7,000,765
Toray Industries Inc.	6,360,000	39,152,423

		46,153,188
TOYS, GAMES & HOBBIES — 0.72%
Namco Bandai Holdings Inc.	795,098	12,706,657
Nintendo Co. Ltd.	477,000	54,061,459
Sanrio Co. Ltd.	159,000	8,216,175

		74,984,291
TRANSPORTATION — 4.46%
Central Japan Railway Co.	636,000	72,989,451
East Japan Railway Co.	1,431,000	109,970,341
Hankyu Hanshin Holdings Inc.	4,770,000	25,815,319
Kamigumi Co. Ltd.	1,590,000	12,737,502
Keikyu Corp.	1,594,000	13,663,089
Keio Corp.	3,180,000	21,553,279
Keisei Electric Railway Co. Ltd.	160,000	1,523,111
Kintetsu Corp.[a]	6,627,000	24,653,264
Mitsui O.S.K. Lines Ltd.[b]	4,770,000	18,911,787
Nippon Express Co. Ltd.	3,180,000	14,909,035
Nippon Yusen K.K.	6,360,000	18,150,130
Odakyu Electric Railway Co. Ltd.	1,755,000	16,044,794
Tobu Railway Co. Ltd.	4,770,000	24,065,128
Tokyu Corp.	4,770,000	30,676,961
West Japan Railway Co.	636,000	26,317,689

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2013

Security	Shares	Value

Yamato Holdings Co. Ltd.	1,590,000	$34,258,370

		466,239,250

TOTAL COMMON STOCKS
(Cost: $11,703,599,925)		10,437,380,221

SHORT-TERM INVESTMENTS — 0.60%

MONEY MARKET FUNDS — 0.60%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	57,410,881	57,410,881
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	3,645,549	3,645,549
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,938,075	1,938,075

		62,994,505

TOTAL SHORT-TERM INVESTMENTS
(Cost: $62,994,505)		62,994,505

TOTAL INVESTMENTS IN SECURITIES — 100.37%
(Cost: $11,766,594,430)		10,500,374,726
Other Assets, Less Liabilities — (0.37)%		(38,432,733)

NET ASSETS — 100.00%		$10,461,941,993

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
182	TOPIX Index (Sept. 2013)	Tokyo Stock	$20,451,001	$(101,096)

See notes to financial statements.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® MSCI JAPAN ETF

August 31, 2013

ASSETS
Investments, at cost:
Unaffiliated	$11,703,599,925
Affiliated (Note 2)	62,994,505

Total cost of investments	$11,766,594,430

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$10,437,380,221
Affiliated (Note 2)	62,994,505

Total fair value of investments	10,500,374,726
Foreign currency, at value[b]	17,642,074
Foreign currency pledged to broker, at value[b]	7,295,126
Receivables:
Investment securities sold	1,004,010
Dividends and interest	8,102,879

Total Assets	10,534,418,815

LIABILITIES
Payables:
Investment securities purchased	6,579,240
Collateral for securities on loan (Note 5)	61,056,430
Futures variation margin	101,096
Investment advisory fees (Note 2)	4,740,056

Total Liabilities	72,476,822

NET ASSETS	$10,461,941,993

Net assets consist of:
Paid-in capital	$12,706,801,714
Distributions in excess of net investment income	(6,610,516)
Accumulated net realized loss	(971,663,686)
Net unrealized depreciation	(1,266,585,519)

NET ASSETS	$10,461,941,993

Shares outstanding[c]	954,000,000

Net asset value per share	$10.97

[a]	Securities on loan with a value of $57,894,211. See Note 5.
[b]	Cost of foreign currency including currency pledged to broker: $25,148,599.
[c]	$0.001 par value, number of shares authorized: 2,124,600,000.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statement of Operations

iSHARES® MSCI JAPAN ETF

Year ended August 31, 2013

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$123,896,614
Interest — affiliated (Note 2)	2,425
Securities lending income — affiliated (Note 2)	2,050,844

Total investment income	125,949,883

EXPENSES
Investment advisory fees (Note 2)	37,718,795

Total expenses	37,718,795

Net investment income	88,231,088

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(159,250,447)
In-kind redemptions — unaffiliated	481,362,436
Futures contracts	12,343,147
Foreign currency transactions	(7,887,289)

Net realized gain	326,567,847

Net change in unrealized appreciation/depreciation on:
Investments	632,917,048
Futures contracts	66,976
Translation of assets and liabilities in foreign currencies	(402,072)

Net change in unrealized appreciation/depreciation	632,581,952

Net realized and unrealized gain	959,149,799

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,047,380,887

[a]	Net of foreign withholding tax of $9,407,897.

See notes to financial statements.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® MSCI JAPAN ETF

	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$88,231,088	$106,977,074
Net realized gain (loss)	326,567,847	(263,209,688)
Net change in unrealized appreciation/depreciation	632,581,952	(266,966,709)

Net increase (decrease) in net assets resulting from operations	1,047,380,887	(423,199,323)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(94,344,922)	(109,422,889)

Total distributions to shareholders	(94,344,922)	(109,422,889)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,039,143,715	758,956,904
Cost of shares redeemed	(4,159,272,055)	(2,791,809,212)

Net increase (decrease) in net assets from capital share transactions	4,879,871,660	(2,032,852,308)

INCREASE (DECREASE) IN NET ASSETS	5,832,907,625	(2,565,474,520)

NET ASSETS
Beginning of year	4,629,034,368	7,194,508,888

End of year	$10,461,941,993	$4,629,034,368

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(6,610,516)	$3,443,177

SHARES ISSUED AND REDEEMED
Shares sold	831,000,000	76,800,000
Shares redeemed	(390,000,000)	(298,200,000)

Net increase (decrease) in shares outstanding	441,000,000	(221,400,000)

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

iSHARES® MSCI JAPAN ETF

(For a share outstanding throughout each period)

	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$9.02	$9.80	$9.43	$10.24	$11.62

Income from investment operations:
Net investment income[a]	0.13	0.18	0.16	0.12	0.13
Net realized and unrealized gain (loss)[b]	1.97	(0.77)	0.37	(0.77)	(1.39)

Total from investment operations	2.10	(0.59)	0.53	(0.65)	(1.26)

Less distributions from:
Net investment income	(0.15)	(0.19)	(0.16)	(0.16)	(0.12)

Total distributions	(0.15)	(0.19)	(0.16)	(0.16)	(0.12)

Net asset value, end of year	$10.97	$9.02	$9.80	$9.43	$10.24

Total return	23.46%	(5.96)%	5.54%	(6.41)%	(10.68)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$10,461,942	$4,629,034	$7,194,509	$3,942,769	$6,164,170
Ratio of expenses to average net assets	0.50%	0.53%	0.51%	0.54%	0.56%
Ratio of net investment income to average net assets	1.18%	1.95%	1.53%	1.20%	1.46%
Portfolio turnover rate[c]	4%	3%	4%	5%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® MSCI JAPAN ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
MSCI Japan[a]	Diversified

[a]	Formerly the iShares MSCI Japan Index Fund. The Fund changed its name effective July 1, 2013.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN ETF

market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN ETF

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of August 31, 2013, the value of each of the Fund’s investments was classified as Level 1. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN ETF

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN ETF

as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by the Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended August 31, 2013, the Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amount of $1,104,300.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2013, were $357,618,410 and $267,693,298, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2013, were $8,850,285,182 and $4,077,633,209, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN ETF

additional required collateral is delivered to the Fund on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the statement of assets and liabilities. Securities lending income, as disclosed in the statement of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$428,429,221	$(3,939,859)	$(424,489,362)

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

	2013	2012
Ordinary income	$94,344,922	$109,422,889

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
$165,045	$(813,462,861)	$(1,384,595,931)	$(46,965,974)	$(2,244,859,721)

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[b]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN ETF

As of August 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring [a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
$243,977,849	$68,122,871	$27,817,841	$44,443,527	$116,295,478	$173,577,101	$139,228,194	$813,462,861

[a]	Must be utilized prior to losses subject to expiration.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2013, the cost of investments for federal income tax purposes was $11,884,339,651. Net unrealized depreciation was $1,383,964,925, of which $339,017,810 represented gross unrealized appreciation on securities and $1,722,982,735 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s financial statements.

7.	FINANCIAL FUTURES CONTRACTS

The Fund may purchase or sell financial futures contracts in an effort to help the Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Fund as of August 31, 2013 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$(101,096)

[a]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® MSCI JAPAN ETF

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Fund during the year ended August 31, 2013 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$12,343,147	$66,976

For the year ended August 31, 2013, the average quarter-end number of contracts and notional value of open futures contracts for the Fund were 303 and $31,890,738, respectively.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Japan ETF (the “Fund”) at August 31, 2013, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

Tax Information (Unaudited)

iSHARES® MSCI JAPAN ETF

For the fiscal year ended August 31, 2013, the Fund earned foreign source income of $133,304,511 and paid foreign taxes of $9,407,562 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $103,752,484 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013.

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® MSCI JAPAN ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	29

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® MSCI JAPAN ETF

comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® MSCI JAPAN ETF

15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Supplemental Information (Unaudited)

iSHARES® MSCI JAPAN ETF

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.147878	$—	$0.000372	$0.148250	100%	—%	0%[a]	100%

[a]	Rounds to less than 1%.

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is each full calendar quarter completed after the inception date of the Fund through the date of the most recent calendar quarter-end.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® MSCI JAPAN ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	10	0.72
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	17	1.23
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	61	4.41
Greater than 1.0% and Less than 1.5%	110	7.96
Greater than 0.5% and Less than 1.0%	229	16.57
Between 0.5% and –0.5%	535	38.72
Less than –0.5% and Greater than –1.0%	146	10.56
Less than –1.0% and Greater than –1.5%	89	6.44
Less than –1.5% and Greater than –2.0%	59	4.27
Less than –2.0% and Greater than –2.5%	32	2.32
Less than –2.5% and Greater than –3.0%	19	1.37
Less than –3.0% and Greater than –3.5%	11	0.80
Less than –3.5% and Greater than –4.0%	7	0.51
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	4	0.29
Less than –5.5%	5	0.36

	1,382	100.00%

SUPPLEMENTAL INFORMATION	33

Director and Officer Information

iSHARES® , INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	35

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	37

Notes:

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily and monthly basis on the Fund’s website.

©2013 BlackRock. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are their respective owners.

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iS-AR-81-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Austria Capped ETF | EWO | NYSE Arca
➢	iShares MSCI Belgium Capped ETF | EWK | NYSE Arca
➢	iShares MSCI Emerging Markets Eastern Europe ETF | ESR | NYSE Arca
➢	iShares MSCI EMU ETF | EZU | NYSE Arca
➢	iShares MSCI France ETF | EWQ | NYSE Arca
➢	iShares MSCI Germany ETF | EWG | NYSE Arca
➢	iShares MSCI Italy Capped ETF | EWI | NYSE Arca
➢	iShares MSCI Netherlands ETF | EWN | NYSE Arca
➢	iShares MSCI Spain Capped ETF | EWP | NYSE Arca
➢	iShares MSCI Sweden ETF | EWD | NYSE Arca
➢	iShares MSCI Switzerland Capped ETF | EWL | NYSE Arca
➢	iShares MSCI United Kingdom ETF | EWU | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

EUROPE MARKET OVERVIEW

There has been much media attention on the global financial crisis, which began five years ago in September 2008. Like much of the world, Europe went into a severe recession. While other developed countries such as the U.S. resumed modest economic growth within a year or two, most of Europe stayed in negative territory for another three years. However, Europe has now begun to show modest signs of economic recovery and European stock markets have also tentatively begun to recover.

During the summer of 2013, economic data in Europe appeared to be more positive. Gross domestic product (“GDP”) rose 0.3% in the euro zone during the second quarter of 2013 versus the first quarter of 2013, thus ending six consecutive quarters of contraction. Most European countries posted slight gains in GDP with Germany and France, Europe’s largest economies, leading the way. Business confidence indices in those countries have been on an upward path for nearly a year. Portugal, one of the most distressed countries, returned to growth after two years of deep recession. Even Greece showed progress during the 12-month period ended August 31, 2013 (the “reporting period”). In the second quarter of 2013, its economy declined at the smallest rate in three years.

However, the data on Europe was not uniformly positive. Europe’s growth continued to lag the U.S., Japan and the rest of the developed world. Unemployment in the euro zone was around 12% for most of the reporting period and the number of people with jobs in the 17 euro countries fell about 1% in the second quarter of 2013 compared to the second quarter of 2012. The Netherlands was in the midst of its third recession since 2008, burdened by billions of euros worth of home mortgage debt. Italy posted its eighth consecutive quarter of negative growth; its industrial production was down 25% from its 2007 peak. Germany had positive growth, but it continued to depend on exports to other European countries, many of which were still in recession. Meanwhile, German banks were not lending in sufficient quantity to stimulate the economy, both because credit demand was weak and because lending requirements have become more stringent to meet regulator demands.

In July 2013, output from European factories fell to the lowest level in recent years, raising questions about the strength and durability of the recovery. Industrial production in the euro zone fell 1.5% in July 2013 from June 2013 while the euro zone’s public debt rose to over 90% of GDP, up from 70% in 2008. Declines in output were most pronounced by German, French and Italian factories, whose economies make up about two-thirds of the euro zone’s total output. The anemic nature of the recovery was reflected in inflation data for August 2013. In Ireland, annual inflation hit a three-year low of 0.2%, while in France it was 0.9% and in Spain it was 1.5%.

Even though the evidence of a rebounding Europe was mixed, there were many European companies posting excellent results, particularly those that generate a large portion of their sales in other parts of the world where economic growth is stronger.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRIA CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.49%	26.44%	25.89%	25.49%	26.44%	25.89%
5 Years	(6.63)%	(6.45)%	(7.30)%	(29.04)%	(28.37)%	(31.56)%
10 Years	7.97%	8.00%	7.86%	115.26%	115.96%	113.01%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Austria IndexSM. Index performance beginning on February 1, 2008 through February 11, 2013 reflects the performance of the MSCI Austria Investable Market IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria IMI 25/50 IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.90	$2.52	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

The iShares MSCI Austria Capped ETF (the “Fund”), formerly the iShares MSCI Austria Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Austria IMI 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index and consists of stocks traded primarily on the Vienna Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 25.49%, net of fees, while the total return for the Index was 25.89%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the rally in European stocks. However, Austria’s economy was virtually flat during the reporting period. Growth in GDP was just 0.1% in the second quarter of 2013 compared to the first quarter of 2013, which in turn was just 0.1% ahead of the fourth quarter of 2012.

According to the National Bank of Austria, Austrian GDP growth has been stagnating since the second quarter of 2012. While corporate bond issuance remained buoyant, the growth of bank lending to corporations weakened steadily during the reporting period due to declining demand and tightening credit standards. However, mortgage loans to households continued to register positive growth rates, as housing prices continued to rise.

Unemployment in Austria is among the lowest in the European Union, with the jobless rate at 6.7% as of July 2013. One reason for the country’s low unemployment rate is its apprenticeship system, in which the government pays companies to train non-college bound 15-year olds in such fields as carpentry, electrical wiring and other basic skills. Youth unemployment in Austria is only about 8%, compared to 24% for the average country in the European Union.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	35.36%
Industrial	27.48
Energy	15.22
Basic Materials	10.18
Utilities	5.35
Communications	4.22
Consumer Non-Cyclical	1.20
Short-Term and Other Net Assets	0.99

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Erste Group Bank AG	14.55%
OMV AG	11.87
Voestalpine AG	7.02
Andritz AG	5.85
IMMOFINANZ AG	5.39
Vienna Insurance Group AG	4.41
Raiffeisen International Bank Holding AG	4.40
Wienerberger AG	4.33
Telekom Austria AG	4.22
Oesterreichische Post AG	3.83

TOTAL	65.87%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BELGIUM CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.43%	23.60%	20.34%	23.43%	23.60%	20.34%
5 Years	(0.75)%	(0.59)%	0.65%	(3.68)%	(2.93)%	3.27%
10 Years	6.73%	6.75%	7.08%	91.72%	92.15%	98.13%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Belgium IndexSM. Index performance beginning on December 1, 2007 through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market IndexSM. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium IMI 25/50 IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,032.30	$2.56	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

The iShares MSCI Belgium Capped ETF (the “Fund”), formerly the iShares MSCI Belgium Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Belgium IMI 25/50 IndexSM (the “Index”). The Index is designed to measure broad-based equity market performance in Belgium. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 23.43%, net of fees, while the total return for the Index was 20.34%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the rally in European stocks. Even though the stock market made gains, Belgium’s economy was virtually flat. Growth in GDP was just 0.2% in the second quarter of 2013, flat in the first quarter of 2013 and -0.1% in the fourth quarter of 2012.

Although the impact on GDP has yet to be felt, Belgium stands to benefit as the European Union countries improve economically. Exports account for about two-thirds of GDP, and the majority of its foreign trade is with other EU countries. According to the National Bank of Belgium, business confidence continued to improve in the summer of 2013 and is at its highest level since July 2011. Additionally, consumer confidence rose in August 2013 for the sixth straight month, placing the indicator at its highest level in two years.

The Fund notably outperformed the Index for the reporting period primarily as a result of being underweighted in its holding of Anheuser-Busch InBev NV relative to its underlying index for the period from September 1, 2012 to November 8, 2012. As a regulated investment company, the Fund may not invest more than 25% of the value of its total assets in the securities of one singular issuer. This can affect a fund’s ability to track its index and cause the investment adviser to optimize around this regulatory constraint. For the period from September 1, 2012 to November 8, 2012, the Fund was obligated to underweight Anheuser-Busch InBev NV by more than 20% on average, and to overweight other securities in the portfolio relative to the underlying index. On November 9, 2012, the Fund changed its underlying index to the current Index, which utilizes a capping methodology that limits the weight of any single constituent to a maximum of 25% of the Index, potentially allowing the Fund to more closely track the Index.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets
Consumer Non-Cyclical	39.98%
Financial	21.43
Basic Materials	12.12
Industrial	8.28
Diversified	6.66
Communications	5.87
Consumer Cyclical	2.21
Technology	1.97
Utilities	1.33
Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets
Anheuser-Busch InBev NV	22.67%
KBC Groep NV	6.84
Ageas	6.21
Solvay SA	5.62
Groupe Bruxelles Lambert SA	4.62
Delhaize Brothers and Co. “The Lion” (Delhaize Group)	4.51
UCB SA	4.39
Umicore SA	3.93
Colruyt SA	3.31
Belgacom SA	2.95

TOTAL	65.05%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.20)%	(0.33)%	0.68%	(0.20)%	(0.33)%	0.68%
Since Inception	1.29%	1.19%	1.81%	5.14%	4.75%	7.28%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/30/09. The first day of secondary market trading was 10/2/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$923.70	$3.30	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE ETF

The iShares MSCI Emerging Markets Eastern Europe ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Eastern Europe Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Eastern Europe IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index designed to measure equity market performance of the following four emerging market countries: the Czech Republic, Hungary, Poland and Russia. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -0.20%, net of fees, while the total return for the Index was 0.68%.

Despite political turmoil in nearby Egypt and Syria, the Index’s performance was essentially flat during the reporting period. Russia, the largest country weighting in the Index on average, exerted a slightly negative impact, Poland’s performance was modestly positive while the other two markets represented in the Index — Hungary and the Czech Republic — were about even for the reporting period. Emerging markets in Eastern Europe lagged their counterparts in Asia but outperformed Latin America and the Middle East/Africa.

The economies of Eastern Europe were modestly positive during the reporting period. GDP in Russia expanded 1.2% during the second quarter of 2013 compared to the second quarter of 2012. Russia, a major exporter of oil and natural gas, saw unemployment decline slightly during the last few months of the reporting period to 5.2% in August 2013. Poland’s GDP expanded by 0.80% during the second quarter of 2013 compared to the second quarter of 2012 while Hungary posted marginally positive growth.

Emerging markets in Eastern Europe were also adversely impacted by the fear that global interest rates would rise, causing investors in riskier asset classes to become more cautious.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Energy	45.88%
Financial	26.46
Communications	8.67
Basic Materials	7.60
Consumer Non-Cyclical	5.78
Utilities	4.60
Industrial	0.27
Short-Term and Other Net Assets	0.74

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Gazprom OAO (Russia)	16.40%
LUKOIL OAO (Russia)	10.32
Sberbank of Russia (Russia)	10.00
Magnit OJSC SP GDR (Russia)	5.05
Mobile TeleSystems OJSC SP ADR (Russia)	3.83
NovaTek OAO SP GDR (Russia)	3.81
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	3.62
Tatneft OAO Class S (Russia)	3.11
Rosneft Oil Co. OJSC (Russia)	3.02
Powszechny Zaklad Ubezpieczen SA (Poland)	2.65

TOTAL	61.81%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMU ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.43%	22.97%	22.50%	22.43%	22.97%	22.50%
5 Years	(2.22)%	(2.05)%	(2.18)%	(10.63)%	(9.83)%	(10.44)%
10 Years	6.41%	6.38%	6.57%	86.10%	85.55%	89.01%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.80	$2.61	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMU ETF

The iShares MSCI EMU ETF (the “Fund”), formerly the iShares MSCI EMU Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EMU IndexSM (the “Index”). The Index consists of stocks from Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 22.43%, net of fees, while the total return for the Index was 22.50%.

Five years after the beginning of the global financial crisis in 2008, Europe’s economy is seeing some signs of improvement. The Index’s performance, particularly in the last two months of the reporting period, reflected that sentiment. Top country contributors to Index returns included France and Germany, while Italy and Spain lagged.

France’s economy showed strong signs of life in the second quarter of 2013, with GDP up 0.5% from the first quarter of 2013. Prior to April 2013, the economy had been flat for almost two years. France’s economy, which is heavily dependent on exports, faces a significant challenge because its cost of labor is significantly higher than other countries.

Germany, the largest economy in Europe, posted GDP growth of 0.7% in the second quarter of 2013 compared to the first quarter of 2013. In addition, manufacturing output in Germany was at a 25-month high. The unemployment rate in Germany was a constant 5.4% from late summer of 2012 through summer of 2013, declining slightly to 5.3% in August 2013.

However, in Italy and Spain, the recession continued. In Italy, GDP remained negative while unemployment reached 12%. In Spain, GDP was also negative while unemployment remained above 25%.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Consumer Non-Cyclical	21.66%
Financial	21.02
Industrial	13.10
Consumer Cyclical	10.81
Communications	7.94
Basic Materials	7.63
Energy	7.16
Utilities	5.31
Technology	4.57
Diversified	0.62
Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Total SA (France)	3.46%
Sanofi (France)	3.36
Bayer AG Registered (Germany)	2.69
Siemens AG Registered (Germany)	2.46
BASF SE (Germany)	2.35
Banco Santander SA (Spain)	2.31
Anheuser-Busch InBev NV (Belgium)	2.19
SAP AG (Germany)	2.00
Daimler AG Registered (Germany)	1.93
Allianz SE Registered (Germany)	1.91

TOTAL	24.66%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI FRANCE ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.56%	24.38%	23.52%	23.56%	24.38%	23.52%
5 Years	(0.93)%	(0.77)%	(0.90)%	(4.57)%	(3.81)%	(4.43)%
10 Years	6.71%	6.72%	6.86%	91.40%	91.61%	94.17%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,080.80	$2.62	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE ETF

The iShares MSCI France ETF (the “Fund”), formerly the iShares MSCI France Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI France IndexSM (the “Index”). The Index consists of stocks traded primarily on the Paris Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 23.56%, net of fees, while the total return for the Index was 23.52%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the rally in European stocks. Top contributors to Index returns included the financials, industrials and consumer discretionary sectors —areas that tend to do better when the economy improves. The bottom contributing sectors were telecommunications, utilities and information technology.

France’s economy showed strong signs of life in the second quarter of 2013, with GDP up 0.5% from the first quarter of 2013. Prior to April 2013, the economy had been flat for almost two years.

France is the fifth largest economy in the world and the second largest in the euro zone after Germany. The service sector contributes the largest share of the country’s GDP, driven in part by the tourist industry, which hosts 80 million foreign visitors each year. However, exports have declined in importance because products including cars, steel, clothing and electronics cost much more to produce than competing goods in Asia and France’s European neighbors. Labor costs in France are significantly higher than other countries, and French employees work the fewest hours in the developed world.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	25.88%
Industrial	17.41
Financial	16.62
Energy	11.74
Consumer Cyclical	9.48
Communications	7.07
Basic Materials	5.27
Utilities	3.93
Technology	2.20
Diversified	0.34
Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Total SA	10.37%
Sanofi	10.03
BNP Paribas SA	5.46
LVMH Moet Hennessy Louis Vuitton SA	3.90
Danone SA	3.73
L’Air Liquide SA	3.59
Schneider Electric SA	3.54
L’Oreal SA	3.54
AXA SA	3.42
European Aeronautic Defence and Space Co. NV	2.94

TOTAL	50.52%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.11%	22.98%	22.33%	22.11%	22.98%	22.33%
5 Years	0.98%	1.13%	0.99%	4.99%	5.76%	5.07%
10 Years	9.78%	9.79%	9.91%	154.26%	154.57%	157.23%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,055.00	$2.59	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY ETF

The iShares MSCI Germany ETF (the “Fund”), formerly the iShares MSCI Germany Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Germany IndexSM (the “Index”). The Index consists of stocks traded primarily on the Frankfurt Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 22.11%, net of fees, while the total return for the Index was 22.33%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the trajectory of European stocks as a whole. Top sector contributors to Index returns included the consumer discretionary, financials and health care sectors. The bottom contributing sectors were utilities, telecommunication services and consumer staples.

Germany’s economic performance was among the strongest in Europe during the reporting period. As the largest economy in Europe, the country’s GDP rose 0.7% in the second quarter of 2013 compared to the first quarter of 2013. By the summer of 2013, manufacturing output in Germany was at a 25-month high. Other economic data were also favorable. The inflation rate in Germany declined from about 2% in the beginning of the reporting period to about 1.5% by August 2013. At the same time, the unemployment rate in Germany was a constant 5.4% from late summer of 2012 through summer of 2013, declining slightly to 5.3% in August 2013.

However, as the reporting period came to a close, industrial output contracted, surprising economists. This reinforced the view expressed by the European Central Bank that while signs of recovery are apparent, they are weak and inconsistent.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Consumer Cyclical	19.62%
Consumer Non-Cyclical	17.72
Financial	16.76
Basic Materials	13.83
Industrial	12.92
Technology	7.63
Communications	5.70
Utilities	4.21
Diversified	0.72
Energy	0.28
Short-Term and Other Net Assets	0.61

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Bayer AG Registered	8.99%
Siemens AG Registered	8.22
BASF SE	7.86
SAP AG	6.67
Daimler AG Registered	6.46
Allianz SE Registered	6.39
Deutsche Bank AG Registered	4.32
Deutsche Telekom AG Registered	3.52
Linde AG	3.49
Volkswagen AG (Preferred)	3.22

TOTAL	59.14%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI ITALY CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.58%	13.96%	13.59%	13.58%	13.96%	13.59%
5 Years	(9.39)%	(9.11)%	(9.17)%	(38.93)%	(37.96)%	(38.19)%
10 Years	0.95%	0.95%	0.98%	9.88%	9.95%	10.20%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,065.40	$2.60	$1,000.00	$1,022.70	$2.55	0.50%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY CAPPED ETF

The iShares MSCI Italy Capped ETF (the “Fund”), formerly the iShares MSCI Italy Capped Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Italy 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index and consists of stocks traded primarily on the Milan Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 13.58%, net of fees, while the total return for the Index was 13.59%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the trajectory of European stocks as a whole. However, Italy’s economy remained in a recession during the reporting period.

GDP was negative in every quarter of the reporting period while the unemployment rate rose from 10.6% in August 2012 to 12.0% in August 2013. Italy, the third largest economy in Europe, saw its credit rating lowered in July 2013, as Standard & Poor’s Ratings Services took note of the country’s worsening economic prospects, which includes a ballooning government debt load. The 10-year Italian government bond yield recently rose above Spain’s government bond, suggesting that investors require an even higher return on Italian bonds to compensate for risk.

On the plus side, the economy contracted less than economists expected during the second quarter of 2013. Government officials saw positive signals in industrial orders and consumer confidence levels. Meanwhile, inflation has been tame. The inflation rate in Italy has declined from about 3% in the beginning of the reporting period to about 1.2% by August 2013.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	26.66%
Energy	21.58
Utilities	14.17
Consumer Cyclical	11.35
Industrial	10.23
Consumer Non-Cyclical	8.47
Communications	5.00
Diversified	2.70
Short-Term and Other Net Assets	(0.16)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Eni SpA	20.05%
UniCredit SpA	6.71
Assicurazioni Generali SpA	5.88
Enel SpA	5.57
Intesa Sanpaolo SpA	5.30
Snam SpA	4.54
Luxottica Group SpA	4.44
Tenaris SA	4.42
Fiat Industrial SpA	4.35
Fiat SpA	4.26

TOTAL	65.52%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI NETHERLANDS ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.57%	25.90%	26.16%	25.57%	25.90%	26.16%
5 Years	1.11%	1.25%	1.66%	5.66%	6.40%	8.60%
10 Years	7.57%	7.58%	8.04%	107.38%	107.65%	116.78%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Netherlands IndexSM. Index performance beginning on February 1, 2008 reflects the performance of the MSCI Netherlands Investable Market IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,125.10	$2.68	$1,000.00	$1,022.70	$2.55	0.50%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS ETF

The iShares MSCI Netherlands ETF (the “Fund”), formerly the iShares MSCI Netherlands Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Netherlands Investable Market IndexSM (the “Index”). The Index consists of stocks traded primarily on the Amsterdam Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 25.57%, net of fees, while the total return for the Index was 26.16%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the trajectory of European stocks as a whole. However, the Netherlands economy remained in a recession. GDP was negative in every quarter of the reporting period while unemployment rose steadily from 6.5% in August 2012 to 8.7% in August 2013. Inflation remained in the 2-3% range during the reporting period.

Unlike many other markets throughout the world, the housing market in the Netherlands has not begun to recover and Dutch housing prices continued to fall. Prior to the housing collapse in 2009, the Dutch government encouraged homeowners to borrow by allowing mortgages that were more than the then-current value of the property. As a result, Dutch mortgage debt as a percentage of the country’s GDP is significantly higher than it is in the U.S.

Despite the gloomy environment, the Netherlands had its top credit rating affirmed by Fitch Ratings, which nevertheless warned that the country’s worsening debt position could threaten its AAA rating.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets
Consumer Non-Cyclical	33.70%
Financial	18.73
Industrial	13.94
Technology	12.44
Communications	10.00
Basic Materials	8.47
Energy	2.27
Consumer Cyclical	0.10
Short-Term and Other Net Assets	0.35

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets
Unilever NV CVA	17.38%
ING Groep NV CVA	11.78
ASML Holding NV	8.89
Koninklijke Philips Electronics NV	8.39
Koninklijke Ahold NV	4.58
Heineken NV	4.49
Akzo Nobel NV	3.99
AEGON NV	3.59
Reed Elsevier NV	3.58
Koninklijke DSM NV	3.26

TOTAL	69.93%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI SPAIN CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.88%	21.53%	20.68%	20.88%	21.53%	20.68%
5 Years	(3.90)%	(3.76)%	(4.65)%	(18.03)%	(17.44)%	(21.21)%
10 Years	7.31%	7.29%	6.99%	102.56%	102.17%	96.57%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,030.60	$2.56	$1,000.00	$1,022.70	$2.55	0.50%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN CAPPED ETF

The iShares MSCI Spain Capped ETF (the “Fund”), formerly the iShares MSCI Spain Capped Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Spain 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index and consists of stocks traded primarily on the Madrid Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 20.88%, net of fees, while the total return for the Index was 20.68%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the trajectory of European stocks as a whole. However, the Spanish economy remained in a recession. GDP was negative in every quarter while unemployment remained above 25%. Inflation was very modest — in the 1-2% range — during the reporting period.

The Spanish government has tried to address high unemployment by allowing companies to modify workers’ wages, hours and contracts to avoid layoffs. The Spanish Employment Ministry estimates that without reforms, an additional 225,000 Spanish workers would have lost their jobs. In the second quarter of 2013, Spanish unemployment fell slightly to 26.3% from 27.2%, the first decline since 2011. Spain’s unemployment rate was 8% in early 2008 before the financial crisis.

The housing market in Spain continues to decline, with prices falling 6.6% in the first quarter of 2013 compared to the fourth quarter of 2012. Declining home values are putting additional pressure on Spanish banks, which hold soured loans to developers and foreclosed properties.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	42.63%
Communications	13.15
Utilities	11.02
Industrial	8.46
Consumer Non-Cyclical	8.37
Consumer Cyclical	6.86
Energy	4.69
Technology	4.38
Short-Term and Other Net Assets	0.44

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Banco Santander SA	19.61%
Telefonica SA	13.15
Banco Bilbao Vizcaya Argentaria SA	12.18
Repsol SA	4.69
Industria de Diseno Textil SA	4.64
Iberdrola SA	4.57
Amadeus IT Holding SA Class A	4.38
Ferrovial SA	3.09
Gas Natural SDG SA	3.07
Abertis Infraestructuras SA	2.99

TOTAL	72.37%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI SWEDEN ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.02%	21.40%	20.85%	21.02%	21.40%	20.85%
5 Years	8.80%	8.94%	8.75%	52.49%	53.42%	52.08%
10 Years	12.99%	12.98%	13.03%	239.12%	238.88%	240.28%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,016.00	$2.54	$1,000.00	$1,022.70	$2.55	0.50%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN ETF

The iShares MSCI Sweden ETF (the “Fund”), formerly the iShares MSCI Sweden Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Sweden IndexSM (the “Index”). The Index consists of stocks traded primarily on the Stockholm Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 21.02%, net of fees, while the total return for the Index was 20.85%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the rally in European stocks. Top contributors to Index returns included financials, industrials and information technology — areas that tend to do better when the economy improves. The bottom contributing sectors were energy, materials and telecommunication services.

Sweden’s GDP fell 0.2% in the second quarter of 2013 versus the first quarter of 2013, as rising household consumption could not offset weak exports to euro zone countries. However, declining exports, which account for roughly half of GDP, have recently weakened the country’s overall growth. Unemployment in Sweden reached 9.1% late in the reporting period, a historically high level.

In August 2013, Sweden’s finance minister announced a series of government spending measures to combat high unemployment and slow economic growth. Meanwhile, domestic consumption in Sweden continues to benefit from rising global stock markets, strong home prices, low interest rates and increasing salaries.

Sweden has one of the lowest national debts in all of Europe, with public debt at about 40% of GDP, which is about half that of Germany.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets
Financial	29.19%
Industrial	22.90
Consumer Cyclical	18.26
Communications	16.27
Consumer Non-Cyclical	6.70
Basic Materials	4.80
Energy	1.25
Diversified	0.60
Short-Term and Other Net Assets	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets
Telefonaktiebolaget LM Ericsson Class B	9.36%
Hennes & Mauritz AB Class B	9.14
Nordea Bank AB	8.73
Volvo AB Class B	5.74
Svenska Handelsbanken AB Class A	5.69
Swedbank AB Class A	4.82
Atlas Copco AB Class A	4.73
TeliaSonera AB	4.46
Skandinaviska Enskilda Banken AB Class A	4.17
Sandvik AB	3.76

TOTAL	60.60%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® MSCI SWITZERLAND CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.71%	26.23%	26.36%	25.71%	26.23%	26.36%
5 Years	7.16%	7.27%	6.78%	41.32%	42.04%	38.85%
10 Years	10.86%	10.82%	10.42%	180.27%	179.41%	169.55%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,035.30	$2.57	$1,000.00	$1,022.70	$2.55	0.50%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

The iShares MSCI Switzerland Capped ETF (the “Fund”), formerly the iShares MSCI Switzerland Capped Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Switzerland 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index and consists of stocks traded primarily on the Zurich Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 25.71%, net of fees, while the total return for the Index was 26.36%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the trajectory of European stocks as a whole.

The Swiss economy was among the strongest in all of Europe, with GDP growth solidly positive for the past four quarters. Corporate earnings increased by nearly 50% in the first half of 2013 compared to the first half of 2012. Switzerland’s economy has a highly skilled work force, low unemployment — just 3% — and among the world’s highest worker productivity.

Because Switzerland is considered a safe haven in Europe, its companies can borrow money at lower interest rates than their counterparts in the euro zone. Investors are currently accepting a full percentage point less in average yield to own franc-denominated corporate bonds rather than bonds issued by corporations in other parts of Europe. This helps Swiss companies compete with neighbors who pay lower wages.

However, Switzerland depends heavily on exports, which have been curtailed somewhat by the high value of the Swiss franc. In response, the Swiss central bank has capped the franc’s appreciation relative to the euro, partly by keeping short-term interest rates at 0% to 0.25% for the past two years.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Consumer Non-Cyclical	51.93%
Financial	20.20
Industrial	11.04
Consumer Cyclical	7.03
Basic Materials	6.21
Energy	1.74
Communications	1.27
Short-Term and Other Net Assets	0.58

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Nestle SA Registered	17.46%
Roche Holding AG Genusschein	14.10
Novartis AG Registered	13.37
UBS AG Registered	4.45
Compagnie Financiere Richemont SA Class A Bearer	4.39
ABB Ltd. Registered	4.36
Credit Suisse Group AG Registered	4.27
Syngenta AG Registered	3.71
Zurich Insurance Group AG	3.68
Swiss Re AG	2.80

TOTAL	72.59%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.91%	12.96%	13.47%	12.91%	12.96%	13.47%
5 Years	2.59%	2.79%	3.15%	13.63%	14.73%	16.80%
10 Years	7.23%	7.29%	7.90%	101.04%	102.05%	113.93%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 30 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,048.20	$2.58	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 30 for more information.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

The iShares MSCI United Kingdom ETF (the “Fund”), formerly the iShares MSCI United Kingdom Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI United Kingdom IndexSM (the “Index”). The Index consists of stocks traded primarily on the London Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 12.91%, net of fees, while the total return for the Index was 13.47%.

The Index’s strong performance for the reporting period, particularly during the summer of 2013, generally mirrored the trajectory of European stocks as a whole. Top contributors to Index returns included financials, consumer discretionary and consumer staples, while the energy, materials and information technology sectors lagged.

During the reporting period, the United Kingdom economy performed in line with some of the stronger European countries. GDP advanced 0.7% in the second quarter of 2013 compared to the first quarter of 2013, placing it alongside Germany as among the fastest growing of the world’s largest industrialized economies. The upturn was fueled by consumer spending as well as business investment and exports. Meanwhile, unemployment was 7.8% for most of the reporting period, easing to 7.7% in July 2013.

Given this set of circumstances, the Bank of England maintained short-term interest rates at 0.5%, indicating that it would raise interest rates when the unemployment rate dipped below 7%. That caused the British pound to rise against the U.S. dollar in July and August 2013 as investors anticipated higher returns on their money in U.K. financial institutions.

As it has since 2010, the British government continued to implement an austerity program of spending cuts and tax increases designed to close the country’s large federal budget deficit.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets
Consumer Non-Cyclical	27.33%
Financial	21.03
Energy	16.48
Communications	10.67
Basic Materials	8.94
Consumer Cyclical	5.38
Utilities	4.21
Industrial	3.99
Technology	0.96
Short-Term and Other Net Assets	1.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets
HSBC Holdings PLC	7.47%
Vodafone Group PLC	5.97
BP PLC	5.04
GlaxoSmithKline PLC	4.81
Royal Dutch Shell PLC Class A	4.71
British American Tobacco PLC	3.71
Royal Dutch Shell PLC Class B	3.31
Diageo PLC	2.95
BG Group PLC	2.48
AstraZeneca PLC	2.36

TOTAL	42.81%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	29

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.01%

BANKS — 18.95%
Erste Group Bank AG	374,072	$11,963,812
Raiffeisen International Bank Holding AGa	105,570	3,613,752

		15,577,564
BUILDING MATERIALS — 4.33%
Wienerberger AG	246,790	3,563,320

		3,563,320
CHEMICALS — 1.98%
Lenzing AG	22,816	1,627,608

		1,627,608
COMMERCIAL SERVICES — 1.20%
Kapsch TrafficCom AGa	24,380	988,535

		988,535
ELECTRIC — 5.35%
EVN AG	113,988	1,436,912
Verbund AG	153,916	2,958,049

		4,394,961
ELECTRICAL COMPONENTS & EQUIPMENT — 1.54%
Zumtobel AG	101,844	1,263,952

		1,263,952
ELECTRONICS — 1.15%
Austria Technologie & Systemtechnik AG	92,552	945,803

		945,803
ENGINEERING & CONSTRUCTION — 2.24%
Flughafen Wien AG	28,842	1,841,654

		1,841,654
INSURANCE — 4.41%
Vienna Insurance Group AG	71,438	3,624,745

		3,624,745
IRON & STEEL — 8.20%
AMAG Austria Metall AGb	33,902	976,094
Voestalpine AG	135,148	5,769,425

		6,745,519
MACHINERY — 7.50%
Andritz AG	87,538	4,813,332
Palfinger AG	41,446	1,349,872

		6,163,204
MANUFACTURING — 4.03%
RHI AG	58,604	1,843,787

Security	Shares	Value

Semperit AG Holding	34,500	$1,473,477

		3,317,264
OIL & GAS — 11.87%
OMV AG	211,922	9,760,853

		9,760,853
OIL & GAS SERVICES — 3.35%
Schoeller-Bleckmann Oilfield Equipment AG	26,128	2,756,191

		2,756,191
PACKAGING & CONTAINERS — 2.86%
Mayr-Melnhof Karton AG	21,988	2,355,712

		2,355,712
REAL ESTATE — 12.00%
CA Immobilien Anlagen AGc	183,724	2,354,995
conwert Immobilien Invest SE	172,454	1,853,293
IMMOEAST AG Escrow[c,d]	998,769	13
IMMOFINANZ AGc	1,126,310	4,431,695
IMMOFINANZ AG Escrow[c,d]	897,599	12
S IMMO AGa	200,422	1,226,243

		9,866,251
TELECOMMUNICATIONS — 4.22%
Telekom Austria AG	483,690	3,469,598

		3,469,598
TRANSPORTATION — 3.83%
Oesterreichische Post AG	75,808	3,148,754

		3,148,754

TOTAL COMMON STOCKS
(Cost: $110,514,293)		81,411,488

SHORT-TERM INVESTMENTS — 3.25%

MONEY MARKET FUNDS — 3.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[e,f,g]	2,447,496	2,447,496
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	155,414	155,414
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	69,848	69,848

		2,672,758

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,672,758)		2,672,758

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 102.26%
(Cost: $113,187,051)	$84,084,246
Other Assets, Less Liabilities — (2.26)%	(1,861,019)

NET ASSETS — 100.00%	$82,223,227

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.85%

BANKS — 6.84%
KBC Groep NV	110,980	$4,870,137

		4,870,137
BEVERAGES — 22.67%
Anheuser-Busch InBev NV	173,972	16,145,137

		16,145,137
BIOTECHNOLOGY — 1.10%
Ablynx NVa	85,064	780,671

		780,671
CHEMICALS — 7.17%
Recticel SA	71,548	457,565
Solvay SA	28,768	3,998,190
Tessenderlo Chemie NV	27,032	650,510

		5,106,265
COMPUTERS — 0.89%
Econocom Group SAb	82,832	633,489

		633,489
DISTRIBUTION & WHOLESALE — 1.21%
SA D’Ieteren NV	18,724	864,378

		864,378
ELECTRIC — 1.33%
Elia System Operator SA	22,692	945,226

		945,226
ELECTRICAL COMPONENTS & EQUIPMENT — 1.66%
Bekaert NV	33,356	1,184,468

		1,184,468
ELECTRONICS — 2.19%
Barco NV	10,292	734,464
EVS Broadcast Equipment SA	12,152	822,814

		1,557,278
ENGINEERING & CONSTRUCTION — 0.85%
Compagnie d’Entreprises CFE SA	11,160	605,105

		605,105
ENTERTAINMENT — 1.00%
Kinepolis Group NV	5,580	712,308

		712,308
FOOD — 7.82%
Colruyt SA	42,656	2,355,591
Delhaize Brothers and Co. “The Lion” (Delhaize Group)	50,468	3,212,562

		5,568,153

Security	Shares	Value

HEALTH CARE — PRODUCTS — 0.79%
Ion Beam Applications SAa	72,292	$564,319

		564,319
HOLDING COMPANIES — DIVERSIFIED — 8.23%
Ackermans & van Haaren NV	16,244	1,453,302
Groupe Bruxelles Lambert SA	41,416	3,293,052
KBC Ancora SCA[a,b]	44,640	1,015,964
RHJ International SAa,b	19,580	96,302

		5,858,620
INSURANCE — 6.21%
Ageas	112,592	4,421,253

		4,421,253
MANUFACTURING — 0.90%
Agfa-Gevaert NVa	323,764	640,373

		640,373
MINING — 4.95%
Nyrstar NVa,b	156,488	728,398
Umicore SA	60,636	2,799,212

		3,527,610
PHARMACEUTICALS — 7.60%
Arseus NV	28,644	812,055
Galapagos NVa,b	35,340	689,204
ThromboGenics NVa,b	25,916	783,412
UCB SA	53,940	3,129,513

		5,414,184
REAL ESTATE INVESTMENT TRUSTS — 5.64%
Befimmo	13,640	888,494
Cofinimmo SA	11,284	1,249,099
Intervest Offices & Warehouses	21,576	516,369
Warehouses De Pauw SCA	12,152	801,342
Wereldhave Belgium NV	5,208	563,185

		4,018,489
SEMICONDUCTORS — 1.08%
Melexis NV	31,620	769,674

		769,674
TELECOMMUNICATIONS — 5.87%
Belgacom SA	88,164	2,104,180
Mobistar SA	34,844	518,263
Telenet Group Holding NV	32,364	1,557,004

		4,179,447
TRANSPORTATION — 2.68%
Compagnie Maritime Belge SA	28,768	679,009
Euronav SAa	93,992	516,821

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2013

Security	Shares	Value

Exmar NV	60,140	$715,292

		1,911,122
VENTURE CAPITAL — 1.17%
GIMV NV	17,484	834,339

		834,339

TOTAL COMMON STOCKS
(Cost: $71,555,420)		71,112,045

SHORT-TERM INVESTMENTS — 4.02%

MONEY MARKET FUNDS — 4.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	2,659,725	2,659,725
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	168,891	168,891
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	34,583	34,583

		2,863,199

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,863,199)		2,863,199

TOTAL INVESTMENTS IN SECURITIES — 103.87%
(Cost: $74,418,619)		73,975,244
Other Assets, Less Liabilities — (3.87)%		(2,759,493)

NET ASSETS — 100.00%		$71,215,751

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 95.62%

CZECH REPUBLIC — 3.02%
CEZ AS	68,652	$1,582,401
Komercni Banka AS	6,428	1,381,011
Telefonica O2 Czech Republic AS	47,948	714,469

		3,677,881
HUNGARY — 2.62%
Magyar Telekom Telecommunications PLC	199,818	275,164
MOL Hungarian Oil and Gas PLC	17,850	1,263,371
OTP Bank PLC	89,454	1,657,711

		3,196,246
POLAND — 20.90%
Alior Bank SAa	16,221	458,411
Bank Handlowy w Warszawie SA	13,974	441,523
Bank Millennium SAa	181,458	372,696
Bank Pekao SA	55,896	3,003,908
Bank Zachodni WBK SA	11,934	1,149,630
BRE Bank SA	6,324	863,318
Cyfrowy Polsat SAa	74,562	463,343
ENEA SA	55,906	248,644
Eurocash SA	35,193	564,131
Grupa Azoty SA	16,838	379,638
Grupa Lotos SAa	27,540	323,990
Jastrzebska Spolka Weglowa SA	17,444	365,986
Kernel Holding SAa	22,134	324,037
KGHM Polska Miedz SA	59,772	2,263,315
Polska Grupa Energetyczna SA	318,546	1,671,561
Polski Koncern Naftowy Orlen SA	136,884	1,902,065
Polskie Gornictwo Naftowe i Gazownictwo SA	754,097	1,439,370
Powszechna Kasa Oszczednosci Bank Polski SAa	373,116	4,414,817
Powszechny Zaklad Ubezpieczen SA	23,868	3,228,474
Synthos SA	223,791	306,198
Tauron Polska Energia SA	447,780	591,923
Telekomunikacja Polska SA	285,192	673,838

		25,450,816
RUSSIA — 69.08%
Federal Grid Co. of Unified Energy System OJSC[a]	133,678,000	425,363
Gazprom OAO	5,044,982	19,981,177
INTER RAO UES OJSC[a]	898,800,000	319,275

Security	Shares	Value

LSR Group OJSC SP GDR[b]	76,806	$322,585
LUKOIL OAO	217,464	12,566,720
Magnit OJSC SP GDR[b]	110,772	6,147,846
MegaFon OAO SP GDR[b]	36,924	1,248,031
MMC Norilsk Nickel OJSC	22,032	2,891,026
Mobile TeleSystems OJSC SP ADR	220,218	4,659,813
NovaTek OAO SP GDR[b]	38,760	4,643,448
Rosneft Oil Co. OJSC	496,754	3,674,306
Rostelecom OJSC	465,003	1,403,401
RusHydro OJSC	47,328,000	768,122
Sberbank of Russia	4,599,235	12,184,803
Severstal OAO	89,849	744,357
Sistema JSFC SP GDR[b]	51,408	1,138,173
Surgutneftegas OJSC	3,049,960	2,387,730
Tatneft OAO Class S	603,859	3,784,930
TMK OAO SP GDR[b]	25,092	322,934
Uralkali OJSC	564,075	2,684,620
VTB Bank OJSC	1,381,080,999	1,845,422

		84,144,082

TOTAL COMMON STOCKS
(Cost: $130,922,067)		116,469,025

PREFERRED STOCKS — 3.64%

RUSSIA — 3.64%
AK Transneft OAO	665	1,527,585
Sberbank of Russia	429,100	901,931
Surgutneftegas OJSC	2,958,100	1,998,536

		4,428,052

TOTAL PREFERRED STOCKS
(Cost: $4,438,514)		4,428,052

SHORT-TERM INVESTMENTS — 0.18%

MONEY MARKET FUNDS — 0.18%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	219,611	219,611

		219,611

TOTAL SHORT-TERM INVESTMENTS
(Cost: $219,611)		219,611

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS EASTERN EUROPE ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 99.44%
(Cost: $135,580,192)	$121,116,688
Other Assets, Less Liabilities — 0.56%	680,758

NET ASSETS — 100.00%	$121,797,446

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMU ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 97.74%

AUSTRIA — 1.00%
Andritz AG	75,628	$4,158,452
Erste Group Bank AG	268,242	8,579,089
IMMOEAST AG Escrow[a,b]	105,078	2
IMMOFINANZ AGa	997,472	3,924,756
IMMOFINANZ AG Escrow[a,b]	68,575	1
OMV AG	153,300	7,060,799
Raiffeisen International Bank Holding AGc	51,100	1,749,197
Telekom Austria AG	230,972	1,656,805
Verbund AG	70,518	1,355,257
Vienna Insurance Group AG	39,858	2,022,385
Voestalpine AG	116,508	4,973,689

		35,480,432
BELGIUM — 4.02%
Ageas	240,170	9,430,975
Anheuser-Busch InBev NV	837,018	77,677,848
Belgacom SA	158,410	3,780,718
Colruyt SA	78,694	4,345,717
Delhaize Brothers and Co. “The Lion” (Delhaize Group)	106,288	6,765,808
Groupe Bruxelles Lambert SA	84,826	6,744,650
KBC Groep NV	236,082	10,359,990
Solvay SA	61,320	8,522,282
Telenet Group Holding NV	53,144	2,556,711
UCB SA	114,464	6,641,019
Umicore SA	118,552	5,472,857

		142,298,575
FINLAND — 2.77%
Elisa OYJ	148,190	3,108,867
Fortum OYJ	463,988	9,213,929
Kesko OYJ Class B	66,430	1,998,909
Kone OYJ Class B	162,498	13,263,306
Metso OYJ	129,794	4,982,071
Neste Oil OYJ	133,882	2,453,862
Nokia OYJ[a,c]	3,898,930	15,042,946
Nokian Renkaat OYJ	117,530	5,478,369
Orion OYJ Class B	102,200	2,362,359
Pohjola Bank PLC Class A	144,102	2,335,259
Sampo OYJ Class A	436,394	18,131,774
Stora Enso OYJ Class R	573,342	4,418,872
UPM-Kymmene OYJ	547,792	6,598,381
Wartsila OYJ Abp	184,982	8,617,598

		98,006,502

Security	Shares	Value

FRANCE — 33.68%
Accor SA	165,564	$6,244,835
Aeroports de Paris	30,660	2,985,629
ALSTOM	224,840	7,893,622
ArcelorMittal	1,029,154	13,180,955
Arkema SA	65,408	6,595,308
Atos SA	58,254	4,316,932
AXA SA	1,865,150	40,542,997
BNP Paribas SA	1,031,198	64,471,971
Bouygues SA	202,356	6,314,453
Bureau Veritas SA	229,950	6,931,429
Cap Gemini SA	150,234	8,209,205
Carrefour SA	627,508	19,597,731
Casino Guichard-Perrachon SA	58,254	5,500,632
Christian Dior SA	56,210	9,609,466
CNP Assurances SA	167,608	2,957,086
Compagnie de Saint-Gobain	414,932	19,335,553
Compagnie Generale de Geophysique-Veritas[a]	165,564	3,920,896
Compagnie Generale des Etablissements Michelin Class B	190,092	18,144,940
Credit Agricole SAa	1,040,396	10,487,918
Danone SA	594,804	44,187,950
Dassault Systemes SA	65,408	8,335,773
Edenred SA	211,554	6,321,123
Electricite de France SA	250,390	6,999,483
Essilor International SA	212,576	22,897,932
Eurazeo	32,031	1,981,928
European Aeronautic Defence and Space Co. NV	604,002	34,728,642
Eutelsat Communications SA	149,212	4,454,442
Fonciere des Regions	29,638	2,286,610
GDF Suez	1,381,744	29,880,273
Gecina SA	22,484	2,668,563
Gemalto NVc	82,782	9,504,244
Groupe Eurotunnel SA Registered	564,513	4,184,831
Icade	36,792	3,198,524
Iliad SA	24,528	5,870,186
Imerys SA	35,770	2,324,121
JCDecaux SA	69,496	2,323,009
Kering SA	79,716	17,963,902
Klepierre	104,244	4,125,059
L’Air Liquide SA	324,996	42,643,994
L’Oreal SA	252,434	42,023,514

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI EMU ETF

August 31, 2013

Security	Shares	Value

Lafarge SA	194,180	$11,829,315
Lagardere SCA	116,508	3,538,809
Legrand SA	269,808	13,652,631
LVMH Moet Hennessy Louis Vuitton SA	263,676	46,085,411
Natixis	962,724	4,138,401
Orange	1,930,558	19,540,287
Pernod Ricard SA	220,752	25,568,786
Publicis Groupe SA	186,004	13,813,320
Remy Cointreau SA	26,572	2,789,012
Renault SA	198,268	14,138,471
Rexel SA	207,466	4,760,026
Safran SA	260,610	14,438,051
Sanofi	1,240,708	118,920,679
Schneider Electric SA	547,792	41,822,248
SCOR SE	159,432	4,977,126
SES SA Class A FDR	317,842	9,316,738
Societe BIC SA	30,660	3,516,452
Societe Generale	728,686	31,818,398
Sodexo	98,112	8,638,068
STMicroelectronics NV	664,300	5,292,466
Suez Environnement SA	292,292	4,345,569
Technip SA	106,288	12,333,321
Thales SA	95,046	4,672,216
Total SA	2,217,740	122,572,552
Unibail-Rodamco SE	99,134	22,235,150
Vallourec SA	109,354	6,544,975
Veolia Environnement[c]	354,634	5,450,116
Vinci SA	482,384	24,851,318
Vivendi SA	1,240,708	25,104,386
Wendel	33,726	4,097,123
Zodiac Aerospace	35,770	5,167,071

		1,192,114,153
GERMANY — 27.66%
Adidas AG	217,686	22,963,264
Allianz SE Registered	473,186	67,635,437
Axel Springer AG	40,880	2,037,585
BASF SE	953,526	83,146,542
Bayer AG Registered	859,502	95,245,850
Bayerische Motoren Werke AG	342,370	32,183,809
Beiersdorf AG	105,266	9,050,005
Brenntag AG	53,144	8,058,704
Celesio AG	88,914	1,848,907
Commerzbank AGa	998,494	11,580,940
Continental AG	115,486	17,390,360

Security	Shares	Value

Daimler AG Registered	998,494	$68,358,618
Deutsche Bank AG Registered	1,057,770	45,692,852
Deutsche Boerse AG	201,334	14,083,663
Deutsche Lufthansa AG Registered[a]	240,170	4,276,874
Deutsche Post AG Registered	944,328	27,219,877
Deutsche Telekom AG Registered	2,924,964	37,380,668
E.ON SE	1,875,370	29,624,901
Fraport AG	38,836	2,501,055
Fresenius Medical Care AG & Co. KGaA	223,818	14,515,795
Fresenius SE & Co. KGaA	129,794	15,581,167
GEA Group AG	190,092	7,667,547
Hannover Rueck SE Registered	62,342	4,339,558
HeidelbergCement AG	146,146	10,126,813
Henkel AG & Co. KGaA	134,904	10,941,672
Hochtief AG	31,682	2,242,530
Hugo Boss AG	32,704	3,974,693
Infineon Technologies AG	1,125,222	10,178,305
K+S AG Registered[c]	174,762	4,232,053
Kabel Deutschland Holding AG	93,002	10,534,128
Lanxess AG	86,870	5,585,875
Linde AG	193,158	37,058,584
MAN SE	36,792	4,199,366
Merck KGaA	67,452	10,223,908
METRO AG	134,904	4,941,630
Muenchener Rueckversicherungs-Gesellschaft AG Registered	187,026	34,007,866
Osram Licht AGa	86,870	3,469,622
ProSiebenSat.1 Media AG Registered	112,420	4,754,703
QIAGEN NVa	246,302	4,936,563
RWE AG	509,978	13,983,745
SAP AG	957,614	70,623,370
Siemens AG Registered	823,732	86,991,608
Suedzucker AG	84,826	2,730,856
Telefonica Deutschland Holding AGd	292,292	2,037,696
ThyssenKrupp AGa	401,646	8,423,455
United Internet AG Registered	111,398	3,839,689
Volkswagen AG	30,660	6,800,037

		979,222,745
GREECE — 0.13%
Hellenic Telecommunications Organization SAa	252,434	2,276,759

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMU ETF

August 31, 2013

Security	Shares	Value

OPAP SA	229,950	$2,274,091

		4,550,850
IRELAND — 1.16%
Bank of Ireland[a]	21,929,054	6,390,360
CRH PLC	756,280	15,965,667
Elan Corp. PLC[a]	504,868	7,619,154
Irish Bank Resolution Corp. Ltd.[a,b]	446,666	6
Kerry Group PLC Class A	155,344	9,776,852
Ryanair Holdings PLC	43,520	379,089
Ryanair Holdings PLC SP ADR	18,917	897,801

		41,028,929
ITALY — 7.32%
Assicurazioni Generali SpA	1,216,180	23,253,000
Atlantia SpA	342,511	6,169,335
Banca Monte dei Paschi di Siena SpA[a,c]	6,687,968	1,927,780
Enel Green Power SpA	1,875,370	3,949,163
Enel SpA	6,856,598	22,620,860
Eni SpA	2,649,024	60,359,101
Exor SpA	96,068	3,273,289
Fiat Industrial SpA	891,184	10,652,421
Fiat SpA[a]	911,624	6,863,806
Finmeccanica SpA[a]	421,064	2,148,682
Intesa Sanpaolo SpA	12,105,590	23,704,213
Luxottica Group SpA	172,718	8,984,579
Mediobanca SpA	537,572	3,335,813
Pirelli & C. SpA	247,324	2,912,265
Prysmian SpA	212,576	4,709,086
Saipem SpA	275,940	6,127,310
Snam SpA	2,139,046	9,984,734
Telecom Italia SpA	10,479,588	7,316,836
Telecom Italia SpA RNC	6,265,882	3,473,426
Tenaris SA	491,582	10,831,424
Terna SpA	1,601,474	6,825,027
UniCredit SpA	4,501,910	25,395,146
Unione di Banche Italiane SpA	891,184	4,289,171

		259,106,467
NETHERLANDS — 9.16%
AEGON NV	1,848,798	13,154,506
Akzo Nobel NV	248,346	14,570,737
ASML Holding NV	372,008	32,527,032
Corio NV	70,518	2,762,586
D.E Master Blenders 1753 NVa	407,124	6,635,266
Delta Lloyd NV	196,224	3,738,807

Security	Shares	Value

Fugro NV CVA	73,584	$4,511,311
Heineken Holding NV	105,266	6,337,780
Heineken NV	240,170	16,451,952
ING Groep NV CVA[a]	3,977,624	43,086,818
Koninklijke Ahold NV	1,049,594	16,684,058
Koninklijke DSM NV	161,532	11,887,314
Koninklijke KPN NVa	3,320,478	9,676,226
Koninklijke Philips Electronics NV	996,450	30,732,569
OCI NVa	94,024	4,463,282
Randstad Holding NV	128,772	5,967,578
Reed Elsevier NV	724,598	13,056,293
Royal Boskalis Westminster NV CVA	78,694	3,107,789
Royal Vopak NV	73,584	4,118,348
TNT Express NV	369,865	3,252,986
Unilever NV CVA	1,700,608	63,740,846
Wolters Kluwer NV	314,776	7,417,188
Ziggo NV	160,454	6,348,298

		324,229,570
PORTUGAL — 0.65%
Banco Espirito Santo SA Registered[a]	1,882,524	1,970,943
Energias de Portugal SA	2,137,002	7,534,934
Galp Energia SGPS SA Class B	359,744	6,040,956
Jeronimo Martins SGPS SA	262,654	5,087,670
Portugal Telecom SGPS SA Registered[c]	653,058	2,460,227

		23,094,730
SPAIN — 10.19%
Abertis Infraestructuras SA	398,580	7,021,584
Acciona SAc	28,616	1,460,835
Actividades de Construcciones y Servicios SA	159,432	4,478,888
Amadeus IT Holding SA Class A	400,624	12,910,745
Banco Bilbao Vizcaya Argentaria SA	5,762,036	54,856,272
Banco de Sabadell SAc	2,769,620	6,369,125
Banco Popular Espanol SAa	1,333,710	6,248,413
Banco Santander SA	11,589,480	81,605,294
Bankia SAa	4,192,244	3,897,165
CaixaBank SA	1,257,060	4,657,742
Distribuidora Internacional de Alimentacion SA	655,102	5,165,629
Enagas SA	112,520	2,548,978
Ferrovial SA	439,460	7,272,374

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI EMU ETF

August 31, 2013

Security	Shares	Value

Gas Natural SDG SA	378,140	$7,389,481
Grifols SA	158,410	6,347,847
Iberdrola SA	5,035,394	26,638,362
Industria de Diseno Textil SA	227,906	30,096,767
International Consolidated Airlines Group SAa	992,362	4,395,348
Mapfre SA	831,908	2,796,136
Red Electrica Corporacion SA	63,800	3,301,552
Repsol SA	902,426	20,889,381
Telefonica SAa	4,266,850	57,809,916
Zardoya Otis SA	173,001	2,543,528
Zardoya Otis SA New	3,805	55,943

		360,757,305

TOTAL COMMON STOCKS
(Cost: $3,705,553,293)		3,459,890,258

PREFERRED STOCKS — 2.08%

GERMANY — 2.08%
Bayerische Motoren Werke AG	56,210	4,112,095
Fuchs Petrolub SE	36,792	2,970,023
Henkel AG & Co. KGaA	186,004	17,977,918
Porsche Automobil Holding SE	157,388	13,199,025
RWE AG NVS[c]	40,880	1,108,005
Volkswagen AG	150,234	34,092,765

		73,459,831

TOTAL PREFERRED STOCKS
(Cost: $72,425,577)		73,459,831

RIGHTS — 0.00%

ITALY — 0.00%
Fiat Industrial SpA[a]	712,424	348

		348

TOTAL RIGHTS
(Cost: $0)		348

SHORT-TERM INVESTMENTS — 1.30%

MONEY MARKET FUNDS — 1.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[e,f,g]	37,267,284	37,267,284
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	2,366,445	2,366,445

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	6,515,935	$6,515,935

		46,149,664

TOTAL SHORT-TERM INVESTMENTS
(Cost: $46,149,664)		46,149,664

TOTAL INVESTMENTS IN SECURITIES — 101.12%
(Cost: $3,824,128,534)		3,579,500,101
Other Assets, Less Liabilities — (1.12)%		(39,520,382)

NET ASSETS — 100.00%		$3,539,979,719

FDR  —  Fiduciary Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRANCE ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.94%

ADVERTISING — 1.36%
JCDecaux SA	30,846	$1,031,074
Publicis Groupe SA	82,680	6,140,112

		7,171,186
AEROSPACE & DEFENSE — 4.98%
European Aeronautic Defence and Space Co. NV	269,240	15,480,643
Safran SA	115,858	6,418,647
Thales SA	42,294	2,079,064
Zodiac Aerospace	15,794	2,281,485

		26,259,839
APPAREL — 4.72%
Christian Dior SA	25,228	4,312,891
LVMH Moet Hennessy Louis Vuitton SA	117,448	20,527,615

		24,840,506
AUTO MANUFACTURERS — 1.20%
Renault SA	88,934	6,341,874

		6,341,874
AUTO PARTS & EQUIPMENT — 1.53%
Compagnie Generale des Etablissements Michelin Class B	84,482	8,064,100

		8,064,100
BANKS — 9.39%
BNP Paribas SA	459,722	28,742,475
Credit Agricole SAa	462,584	4,663,170
Natixis	429,618	1,846,772
Societe Generale	324,996	14,191,095

		49,443,512
BEVERAGES — 2.39%
Pernod Ricard SA	98,262	11,381,279
Remy Cointreau SA	11,766	1,234,966

		12,616,245
BUILDING MATERIALS — 2.83%
Compagnie de Saint-Gobain	184,440	8,594,780
Imerys SA	15,794	1,026,200
Lafarge SA	86,496	5,269,278

		14,890,258
CHEMICALS — 4.15%
Arkema SA	29,150	2,939,293
L’Air Liquide SA	144,160	18,915,796

		21,855,089

Security	Shares	Value

COMMERCIAL SERVICES — 1.85%
Bureau Veritas SA	102,396	$3,086,543
Edenred SA	94,234	2,815,663
Sodexo	43,672	3,845,011

		9,747,217
COMPUTERS — 1.05%
Atos SA	25,758	1,908,805
Cap Gemini SA	66,674	3,643,254

		5,552,059
COSMETICS & PERSONAL CARE — 3.54%
L’Oreal SA	111,936	18,634,352

		18,634,352
ELECTRIC — 3.11%
Electricite de France SA	111,300	3,111,316
GDF Suez	614,164	13,281,323

		16,392,639
ELECTRICAL COMPONENTS & EQUIPMENT — 4.71%
Legrand SA	121,794	6,162,932
Schneider Electric SA	244,118	18,637,665

		24,800,597
ELECTRONICS — 0.42%
Rexel SA	96,672	2,218,008

		2,218,008
ENGINEERING & CONSTRUCTION — 2.88%
Aeroports de Paris	13,780	1,341,878
Bouygues SA	88,616	2,765,233
Vinci SA	214,756	11,063,737

		15,170,848
FOOD — 5.85%
Carrefour SA	278,992	8,713,212
Casino Guichard-Perrachon SA	26,076	2,462,225
Danone SA	264,576	19,655,333

		30,830,770
HEALTH CARE — PRODUCTS — 1.93%
Essilor International SA	94,446	10,173,388

		10,173,388
HOLDING COMPANIES — DIVERSIFIED — 0.51%
Eurazeo	14,416	891,995
Wendel	14,946	1,815,679

		2,707,674
HOUSEHOLD PRODUCTS & WARES — 0.29%
Societe BIC SA	13,462	1,543,982

		1,543,982

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE ETF

August 31, 2013

Security	Shares	Value

INSURANCE — 4.11%
AXA SA	830,192	$18,045,986
CNP Assurances SA	77,910	1,374,556
SCOR SE	71,232	2,223,711

		21,644,253
INTERNET — 0.49%
Iliad SA	10,706	2,562,223

		2,562,223
IRON & STEEL — 1.12%
ArcelorMittal	462,266	5,920,501

		5,920,501
LODGING — 0.53%
Accor SA	73,776	2,782,724

		2,782,724
MACHINERY — 0.67%
ALSTOM	99,958	3,509,298

		3,509,298
MEDIA — 0.30%
Lagardere SCA	51,728	1,571,184

		1,571,184
METAL FABRICATE & HARDWARE — 0.56%
Vallourec SA	49,184	2,943,724

		2,943,724
OIL & GAS — 10.37%
Total SA	988,874	54,654,202

		54,654,202
OIL & GAS SERVICES — 1.37%
Compagnie Generale de Geophysique-Veritas[a]	73,564	1,742,147
Technip SA	47,170	5,473,457

		7,215,604
PHARMACEUTICALS — 10.03%
Sanofi	551,306	52,842,154

		52,842,154
REAL ESTATE INVESTMENT TRUSTS — 2.95%
Fonciere des Regions	13,462	1,038,611
Gecina SA	10,176	1,207,761
Icade	16,536	1,437,562
Klepierre	46,110	1,824,628
Unibail-Rodamco SE	44,626	10,009,339

		15,517,901

Security	Shares	Value

RETAIL — 1.50%
Kering SA	34,980	$7,882,700

		7,882,700
SEMICONDUCTORS — 0.45%
STMicroelectronics NV	294,786	2,348,555

		2,348,555
SOFTWARE — 0.70%
Dassault Systemes SA	28,938	3,687,937

		3,687,937
TELECOMMUNICATIONS — 4.92%
Eutelsat Communications SA	66,356	1,980,933
Orange	858,176	8,686,093
SES SA Class A FDR	140,238	4,110,724
Vivendi SA	551,836	11,165,805

		25,943,555
TRANSPORTATION — 0.36%
Groupe Eurotunnel SA Registered	254,400	1,885,910

		1,885,910
WATER — 0.82%
Suez Environnement SA	129,850	1,930,508
Veolia Environnement[b]	157,092	2,414,235

		4,344,743

TOTAL COMMON STOCKS
(Cost: $577,719,146)		526,511,311

SHORT-TERM INVESTMENTS — 0.26%

MONEY MARKET FUNDS — 0.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	1,277,579	1,277,579
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	81,125	81,125
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	31,161	31,161

		1,389,865

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,389,865)		1,389,865

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 100.20%
(Cost: $579,109,011)	$527,901,176
Other Assets, Less Liabilities — (0.20)%	(1,061,809)

NET ASSETS — 100.00%	$526,839,367

FDR  —  Fiduciary Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI GERMANY ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 92.45%

AIRLINES — 0.40%
Deutsche Lufthansa AG Registered[a]	1,050,804	$18,712,397

		18,712,397
APPAREL — 2.54%
Adidas AG	955,662	100,810,886
Hugo Boss AG	144,834	17,602,455

		118,413,341
AUTO MANUFACTURERS — 10.16%
Bayerische Motoren Werke AG	1,512,576	142,186,692
Daimler AG Registered	4,394,106	300,828,059
Volkswagen AG	134,532	29,837,657

		472,852,408
AUTO PARTS & EQUIPMENT — 1.65%
Continental AG	510,252	76,835,859

		76,835,859
BANKS — 5.42%
Commerzbank AGa	4,420,164	51,266,862
Deutsche Bank AG Registered	4,657,110	201,174,772

		252,441,634
BUILDING MATERIALS — 0.96%
HeidelbergCement AG	642,360	44,510,691

		44,510,691
CHEMICALS — 13.04%
BASF SE	4,195,338	365,829,402
Brenntag AG	235,128	35,654,579
K+S AG Registered[b]	787,194	19,062,762
Lanxess AG	379,962	24,432,141
Linde AG	845,976	162,305,847

		607,284,731
COSMETICS & PERSONAL CARE — 0.85%
Beiersdorf AG	460,560	39,595,601

		39,595,601
DIVERSIFIED FINANCIAL SERVICES — 1.33%
Deutsche Boerse AG	881,730	61,678,547

		61,678,547
ELECTRIC — 4.11%
E.ON SE	8,225,844	129,942,260
RWE AG	2,235,534	61,298,992

		191,241,252

Security	Shares	Value

ELECTRICAL COMPONENTS & EQUIPMENT — 0.33%
Osram Licht AGa	381,780	$15,248,446

		15,248,446
ENGINEERING & CONSTRUCTION — 0.45%
Fraport AG	168,468	10,849,412
Hochtief AG	140,592	9,951,447

		20,800,859
FOOD — 0.72%
METRO AG	591,456	21,665,455
Suedzucker AG	373,296	12,017,751

		33,683,206
HEALTH CARE — PRODUCTS — 1.94%
Fresenius SE & Co. KGaA	570,246	68,455,386
QIAGEN NVa	1,081,104	21,668,268

		90,123,654
HEALTH CARE — SERVICES — 1.37%
Fresenius Medical Care AG & Co. KGaA	983,538	63,787,701

		63,787,701
HOLDING COMPANIES — DIVERSIFIED — 0.72%
GEA Group AG	835,674	33,707,729

		33,707,729
HOUSEHOLD PRODUCTS & WARES — 1.03%
Henkel AG & Co. KGaA	593,274	48,118,732

		48,118,732
INSURANCE — 10.01%
Allianz SE Registered	2,082,822	297,710,784
Hannover Rueck SE Registered	275,124	19,151,080
Muenchener Rueckversicherungs-Gesellschaft AG Registered	819,312	148,979,568

		465,841,432
INTERNET — 0.36%
United Internet AG Registered	487,830	16,814,626

		16,814,626
IRON & STEEL — 0.79%
ThyssenKrupp AGa	1,762,248	36,958,457

		36,958,457
MACHINERY — 0.40%
MAN SE	161,196	18,398,594

		18,398,594
MANUFACTURING — 8.22%
Siemens AG Registered	3,621,456	382,449,974

		382,449,974

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2013

Security	Shares	Value

MEDIA — 1.63%
Axel Springer AG	180,588	$9,001,063
Kabel Deutschland Holding AG	404,202	45,783,053
ProSiebenSat.1 Media AG Registered	499,344	21,119,306

		75,903,422
PHARMACEUTICALS — 10.12%
Bayer AG Registered	3,777,198	418,570,796
Celesio AG	387,840	8,064,871
Merck KGaA	295,122	44,732,553

		471,368,220
SEMICONDUCTORS — 0.96%
Infineon Technologies AG	4,936,476	44,653,373

		44,653,373
SOFTWARE — 6.67%
SAP AG	4,208,670	310,386,499

		310,386,499
TELECOMMUNICATIONS — 3.71%
Deutsche Telekom AG Registered	12,830,232	163,968,734
Telefonica Deutschland Holding AGc	1,273,206	8,876,078

		172,844,812
TRANSPORTATION — 2.56%
Deutsche Post AG Registered	4,142,010	119,391,781

		119,391,781

TOTAL COMMON STOCKS
(Cost: $4,483,535,779)		4,304,047,978

PREFERRED STOCKS — 6.94%

AUTO MANUFACTURERS — 4.87%
Bayerische Motoren Werke AG	246,036	17,998,994
Porsche Automobil Holding SE	699,324	58,647,388
Volkswagen AG	661,146	150,034,583

		226,680,965
ELECTRIC — 0.10%
RWE AG NVS[b]	177,558	4,812,501

		4,812,501
HOUSEHOLD PRODUCTS & WARES — 1.69%
Henkel AG & Co. KGaA	813,858	78,662,137

		78,662,137

Security	Shares	Value

OIL & GAS — 0.28%
Fuchs Petrolub SE	161,802	$13,061,418

		13,061,418

TOTAL PREFERRED STOCKS
(Cost: $289,076,865)		323,217,021

SHORT-TERM INVESTMENTS — 0.57%

MONEY MARKET FUNDS — 0.57%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	23,168,443	23,168,443
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	1,471,179	1,471,179
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	1,959,179	1,959,179

		26,598,801

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,598,801)		26,598,801

TOTAL INVESTMENTS IN SECURITIES — 99.96%
(Cost: $4,799,211,445)		4,653,863,800
Other Assets, Less Liabilities — 0.04%		2,010,812

NET ASSETS — 100.00%		$4,655,874,612

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
103	DAX Index (Sept. 2013)	Eurex	$27,562,123	$(383,449)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 100.16%

AEROSPACE & DEFENSE — 2.36%
Finmeccanica SpA[a,b]	3,321,084	$16,947,435

		16,947,435
AUTO MANUFACTURERS — 8.61%
Fiat Industrial SpA	2,611,562	31,216,289
Fiat SpA[a]	4,053,816	30,522,020

		61,738,309
AUTO PARTS & EQUIPMENT — 2.74%
Pirelli & C. SpA	1,667,496	19,634,931

		19,634,931
BANKS — 20.78%
Banca Monte dei Paschi di Siena SpA[a,b]	59,577,114	17,172,865
Intesa Sanpaolo SpA	19,416,300	38,019,470
Mediobanca SpA	3,393,918	21,060,389
UniCredit SpA	8,526,336	48,096,819
Unione di Banche Italiane SpA	5,130,588	24,692,959

		149,042,502
COMMERCIAL SERVICES — 4.03%
Atlantia SpA	1,605,642	28,920,949

		28,920,949
ELECTRIC — 9.63%
Enel SpA	12,106,914	39,942,376
Terna SpA	6,836,880	29,136,839

		69,079,215
ELECTRICAL COMPONENTS & EQUIPMENT — 3.45%
Prysmian SpA	1,118,130	24,769,356

		24,769,356
ENERGY — ALTERNATE SOURCES — 0.74%
Enel Green Power SpA	2,501,976	5,268,672

		5,268,672
GAS — 4.54%
Snam SpA	6,970,470	32,537,071

		32,537,071
HEALTH CARE — PRODUCTS — 4.44%
Luxottica Group SpA	612,684	31,871,072

		31,871,072
HOLDING COMPANIES — DIVERSIFIED — 2.70%
Exor SpA	568,398	19,366,814

		19,366,814

Security	Shares	Value

INSURANCE — 5.88%
Assicurazioni Generali SpA	2,204,418	$42,147,816

		42,147,816
METAL FABRICATE & HARDWARE — 4.42%
Tenaris SA	1,438,380	31,692,990

		31,692,990
OIL & GAS — 20.06%
Eni SpA	6,312,036	143,822,335

		143,822,335
OIL & GAS SERVICES — 0.78%
Saipem SpA	251,442	5,583,327

		5,583,327
TELECOMMUNICATIONS — 5.00%
Telecom Italia SpA	33,278,916	23,235,299
Telecom Italia SpA RNC	22,734,822	12,602,810

		35,838,109

TOTAL COMMON STOCKS
(Cost: $713,429,648)		718,260,903

RIGHTS — 0.00%

AUTO MANUFACTURERS — 0.00%
Fiat Industrial SpA[a]	2,759,106	1,346

		1,346

TOTAL RIGHTS
(Cost: $0)		1,346

SHORT-TERM INVESTMENTS — 4.04%

MONEY MARKET FUNDS — 4.04%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	27,168,531	27,168,531
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	1,725,182	1,725,182
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	113,300	113,300

		29,007,013

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,007,013)		29,007,013

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 104.20%
(Cost: $742,436,661)	$747,269,262
Other Assets, Less Liabilities — (4.20)%	(30,147,523)

NET ASSETS — 100.00%	$717,121,739

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MSCI NETHERLANDS ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.65%

BANKS — 0.00%
SNS REAAL NVa,b,c	68,952	$1

		1
BEVERAGES — 8.21%
D.E Master Blenders 1753 NVa	307,944	5,018,840
Heineken Holding NV	73,350	4,416,204
Heineken NV	166,050	11,374,638

		20,809,682
CHEMICALS — 8.47%
Akzo Nobel NV	172,350	10,111,967
Koninklijke DSM NV	112,139	8,252,429
OCI NVa	65,250	3,097,392

		21,461,788
COMMERCIAL SERVICES — 1.90%
Brunel International NV	6,975	353,680
Randstad Holding NV	89,100	4,129,090
USG People NV	46,125	334,512

		4,817,282
COMPUTERS — 2.60%
Gemalto NVb	57,375	6,587,253

		6,587,253
DIVERSIFIED FINANCIAL SERVICES — 0.13%
BinckBank NV	37,575	327,006

		327,006
ELECTRICAL COMPONENTS & EQUIPMENT — 0.26%
TKH Group NV	23,625	667,119

		667,119
ELECTRONICS — 8.39%
Koninklijke Philips Electronics NV	688,950	21,248,636

		21,248,636
ENGINEERING & CONSTRUCTION — 1.85%
Arcadis NV	43,200	1,068,066
Grontmij NVa	43,425	184,607
Koninklijke BAM Groep NVb	162,000	659,851
Royal Boskalis Westminster NV CVA	54,675	2,159,229
Royal Imtech NVa,b	249,525	605,404

		4,677,157
FOOD — 23.58%
Amsterdam Commodities NV	11,700	240,362
CSM NV CVA	50,850	1,200,880
Koninklijke Ahold NV	730,575	11,613,019

Security	Shares	Value

Koninklijke Wessanen NV	57,825	$212,275
Nutreco NV	51,975	2,439,819
Unilever NV CVA	1,175,175	44,046,981

		59,753,336
HOLDING COMPANIES — DIVERSIFIED — 0.37%
Tetragon Financial Group Ltd.	93,150	950,130

		950,130
INSURANCE — 16.39%
AEGON NV	1,277,775	9,091,582
Delta Lloyd NV	135,225	2,576,547
ING Groep NV CVA[a]	2,756,475	29,858,965

		41,527,094
LEISURE TIME — 0.10%
Accell Group NV	14,175	265,228

		265,228
MACHINERY — 0.08%
Kendrion NV	7,425	209,519

		209,519
MANUFACTURING — 0.84%
Aalberts Industries NV	67,500	1,677,754
Koninklijke Ten Cate NV	18,225	441,579

		2,119,333
MEDIA — 5.61%
Reed Elsevier NV	503,100	9,065,194
Wolters Kluwer NV	218,700	5,153,312

		14,218,506
METAL FABRICATE & HARDWARE — 0.07%
AMG Advanced Metallurgical Group NVa	19,800	173,463

		173,463
OIL & GAS SERVICES — 2.27%
Fugro NV CVA	50,625	3,103,733
SBM Offshore NVa	134,775	2,641,724

		5,745,457
REAL ESTATE INVESTMENT TRUSTS — 1.84%
Corio NV	48,600	1,903,935
Eurocommercial Properties NV	25,200	938,711
Nieuwe Steen Investments NV	39,375	265,726
VastNed Retail NV	13,050	541,958
Wereldhave NV	15,300	1,016,395

		4,666,725
SEMICONDUCTORS — 9.41%
ASM International NV	36,450	1,137,170

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI NETHERLANDS ETF

August 31, 2013

Security	Shares	Value

ASML Holding NV	257,625	$22,525,797
BE Semiconductor Industries NV	17,100	182,617

		23,845,584
SOFTWARE — 0.43%
TomTom NVa,b	72,000	439,663
Unit4 NV	18,450	644,697

		1,084,360
TELECOMMUNICATIONS — 4.39%
Koninklijke KPN NVa	2,310,300	6,732,460
Ziggo NV	110,700	4,379,801

		11,112,261
TRANSPORTATION — 2.46%
PostNL NVa	316,125	1,112,969
Royal Vopak NV	51,075	2,858,565
TNT Express NV	257,154	2,261,686

		6,233,220

TOTAL COMMON STOCKS
(Cost: $261,467,665)		252,500,140

SHORT-TERM INVESTMENTS — 3.02%

MONEY MARKET FUNDS — 3.02%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	6,754,643	6,754,643
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	428,915	428,915
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	481,006	481,006

		7,664,564

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,664,564)		7,664,564

Value

TOTAL INVESTMENTS IN SECURITIES — 102.67%
(Cost: $269,132,229)	$260,164,704
Other Assets, Less Liabilities — (2.67)%	(6,774,802)

NET ASSETS — 100.00%	$253,389,902

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.56%

AIRLINES — 2.22%
International Consolidated Airlines Group SAa	2,092,605	$9,268,520

		9,268,520
BANKS — 40.84%
Banco Bilbao Vizcaya Argentaria SA	5,344,149	50,877,866
Banco de Sabadell SAb	5,055,558	11,625,957
Banco Popular Espanol SAa	2,413,953	11,309,337
Banco Santander SA	11,633,676	81,916,493
Bankia SAa,b	7,042,755	6,547,037
CaixaBank SA	2,247,606	8,327,979

		170,604,669
COMMERCIAL SERVICES — 2.99%
Abertis Infraestructuras SA	708,027	12,472,957

		12,472,957
ELECTRIC — 6.41%
Iberdrola SA	3,608,211	19,088,244
Red Electrica Corporacion SA	148,992	7,710,107

		26,798,351
ENGINEERING & CONSTRUCTION — 6.61%
Acciona SAb	101,565	5,184,853
Actividades de Construcciones y Servicios SA	337,818	9,490,246
Ferrovial SA	781,227	12,928,082

		27,603,181
FOOD — 2.51%
Distribuidora Internacional de Alimentacion SA	1,330,227	10,489,145

		10,489,145
GAS — 4.61%
Enagas SA	284,288	6,440,133
Gas Natural SDG SA	655,872	12,816,824

		19,256,957
INSURANCE — 1.79%
Mapfre SA	2,221,803	7,467,728

		7,467,728
MACHINERY — 1.85%
Zardoya Otis SAb	512,034	7,528,125
Zardoya Otis SA New	15,109	222,138

		7,750,263

Security	Shares	Value

OIL & GAS — 4.69%
Repsol SA	847,107	$19,608,855

		19,608,855
PHARMACEUTICALS — 2.87%
Grifols SA	299,754	12,011,820

		12,011,820
RETAIL — 4.64%
Industria de Diseno Textil SA	146,766	19,381,596

		19,381,596
SOFTWARE — 4.38%
Amadeus IT Holding SA Class A	568,398	18,317,528

		18,317,528
TELECOMMUNICATIONS — 13.15%
Telefonica SAa	4,053,633	54,921,120

		54,921,120

TOTAL COMMON STOCKS
(Cost: $448,694,406)		415,952,690

SHORT-TERM INVESTMENTS — 2.49%

MONEY MARKET FUNDS — 2.49%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	9,312,495	9,312,495
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	591,337	591,337
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	500,719	500,719

		10,404,551

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,404,551)		10,404,551

TOTAL INVESTMENTS IN SECURITIES — 102.05%
(Cost: $459,098,957)		426,357,241
Other Assets, Less Liabilities — (2.05)%		(8,579,360)

NET ASSETS — 100.00%		$417,777,881

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWEDEN ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.97%

AGRICULTURE — 1.84%
Swedish Match AB	229,327	$7,994,135

		7,994,135
AUTO MANUFACTURERS — 7.44%
Scania AB Class B	368,878	7,362,945
Volvo AB Class B	1,731,808	24,914,723

		32,277,668
BANKS — 23.41%
Nordea Bank AB	3,261,439	37,905,142
Skandinaviska Enskilda Banken AB Class A	1,764,750	18,091,070
Svenska Handelsbanken AB Class A	576,304	24,690,744
Swedbank AB Class A	925,996	20,924,414

		101,611,370
COMMERCIAL SERVICES — 0.87%
Securitas AB Class B	360,552	3,793,912

		3,793,912
ENGINEERING & CONSTRUCTION — 1.79%
Skanska AB Class B	434,762	7,774,192

		7,774,192
FOREST PRODUCTS & PAPER — 3.74%
Svenska Cellulosa AB Class B	665,537	16,231,998

		16,231,998
HAND & MACHINE TOOLS — 3.76%
Sandvik AB	1,222,474	16,325,681

		16,325,681
HEALTH CARE — PRODUCTS — 3.32%
Elekta AB Class B	418,291	6,572,276
Getinge AB Class B	227,698	7,827,585

		14,399,861
HOLDING COMPANIES — DIVERSIFIED — 6.38%
Industrivarden AB Class C	151,678	2,609,406
Investment AB Kinnevik Class B	256,658	8,003,466
Investor AB Class B	524,719	15,097,780
Ratos AB Class B	226,069	1,968,438

		27,679,090
HOME FURNISHINGS — 1.68%
Electrolux AB Class B	275,663	7,279,698

		7,279,698

Security	Shares	Value

HOUSEHOLD PRODUCTS & WARES — 0.67%
Husqvarna AB Class B	466,075	$2,930,631

		2,930,631
MACHINERY — 9.08%
Atlas Copco AB Class A	760,019	20,505,623
Atlas Copco AB Class B	453,224	11,108,448
Hexagon AB Class B	271,500	7,783,261

		39,397,332
MANUFACTURING — 1.79%
Alfa Laval AB	359,647	7,758,404

		7,758,404
METAL FABRICATE & HARDWARE — 6.48%
Assa Abloy AB Class B	381,367	16,212,614
SKF AB Class B	449,785	11,891,456

		28,104,070
MINING — 1.06%
Boliden AB	315,483	4,598,115

		4,598,115
OIL & GAS — 1.25%
Lundin Petroleum ABa	252,857	5,412,800

		5,412,800
RETAIL — 9.14%
Hennes & Mauritz AB Class B	1,080,932	39,650,647

		39,650,647
TELECOMMUNICATIONS — 16.27%
Millicom International Cellular SA SDR	75,296	6,102,491
Tele2 AB Class B	359,828	4,515,365
Telefonaktiebolaget LM Ericsson Class B	3,463,435	40,644,093
TeliaSonera AB	2,708,665	19,365,823

		70,627,772

TOTAL COMMON STOCKS
(Cost: $428,248,534)		433,847,376

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	14,515	14,515

		14,515

TOTAL SHORT-TERM INVESTMENTS
(Cost: $14,515)		14,515

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN ETF

August 31, 2013

Value
TOTAL INVESTMENTS IN SECURITIES — 99.97%
(Cost: $428,263,049)	$433,861,891
Other Assets, Less Liabilities — 0.03%	144,004

NET ASSETS — 100.00%	$434,005,895

SDR — Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.42%

BANKS — 9.14%
Banque Cantonale Vaudoise Registered	7,134	$3,814,134
Credit Suisse Group AG Registered	1,341,438	38,585,765
UBS AG Registered[a]	2,077,962	40,159,669

		82,559,568
BUILDING MATERIALS — 3.75%
Geberit AG Registered	43,542	10,572,618
Holcim Ltd. Registered[a]	231,732	15,694,847
Sika AG Bearer	2,762	7,547,808

		33,815,273
CHEMICALS — 6.21%
EMS-Chemie Holding AG Registered	14,760	4,713,417
Givaudan SA Registered[a]	9,002	12,097,282
Lonza Group AG Registered[a]	81,180	5,737,626
Syngenta AG Registered	85,608	33,493,992

		56,042,317
COMMERCIAL SERVICES — 2.53%
Adecco SA Registered[a]	153,258	9,632,045
SGS SA Registered	5,804	13,190,343

		22,822,388
DIVERSIFIED FINANCIAL SERVICES — 1.90%
Julius Baer Group Ltd.[a]	249,690	10,979,504
Partners Group Holding AG	24,108	6,166,622

		17,146,126
ENGINEERING & CONSTRUCTION — 4.36%
ABB Ltd. Registered[a]	1,843,032	39,335,411

		39,335,411
FOOD — 20.17%
Aryzta AGa	117,588	7,491,127
Barry Callebaut AG Registered[a]	4,920	4,619,756
Lindt & Spruengli AG Participation Certificates	1,406	5,609,524
Lindt & Spruengli AG Registered	146	6,733,162
Nestle SA Registered	2,407,602	157,640,607

		182,094,176
HAND & MACHINE TOOLS — 1.44%
Schindler Holding AG Participation Certificates	59,040	8,124,016
Schindler Holding AG Registered	36,162	4,882,878

		13,006,894

Security	Shares	Value

HEALTH CARE — PRODUCTS — 0.78%
Sonova Holding AG Registered[a]	63,714	$7,038,333

		7,038,333
HOLDING COMPANIES — DIVERSIFIED — 0.44%
Pargesa Holding SA Bearer	56,580	4,014,122

		4,014,122
INSURANCE — 8.10%
Baloise Holding AG Registered	65,436	6,912,748
Swiss Life Holding AG Registered[a]	41,082	7,679,743
Swiss Re AGa	330,624	25,318,054
Zurich Insurance Group AGa	133,824	33,240,711

		73,151,256
MANUFACTURING — 0.58%
Sulzer AG Registered	36,162	5,262,959

		5,262,959
OIL & GAS — 1.74%
Transocean Ltd.	347,106	15,735,919

		15,735,919
PHARMACEUTICALS — 28.45%
Actelion Ltd. Registered[a]	130,380	8,844,417
Novartis AG Registered	1,658,532	120,690,043
Roche Holding AG Genusschein	511,680	127,371,223

		256,905,683
REAL ESTATE — 0.61%
Swiss Prime Site AG Registered[a]	75,768	5,550,144

		5,550,144
RETAIL — 7.03%
Compagnie Financiere Richemont SA Class A Bearer	418,200	39,649,164
Swatch Group AG (The) Bearer	30,504	17,535,547
Swatch Group AG (The) Registered	62,484	6,245,719

		63,430,430
TELECOMMUNICATIONS — 1.27%
Swisscom AG Registered	25,338	11,456,994

		11,456,994
TRANSPORTATION — 0.92%
Kuehne & Nagel International AG Registered	66,666	8,286,775

		8,286,775

TOTAL COMMON STOCKS
(Cost: $794,335,180)		897,654,768

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b],c	49,816	$49,816

		49,816

TOTAL SHORT-TERM INVESTMENTS
(Cost: $49,816)		49,816

TOTAL INVESTMENTS IN SECURITIES — 99.43%
(Cost: $794,384,996)		897,704,584
Other Assets, Less Liabilities — 0.57%		5,155,855

NET ASSETS — 100.00%		$902,860,439

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.99%

ADVERTISING — 0.93%
WPP PLC	1,344,240	$24,848,896

		24,848,896
AEROSPACE & DEFENSE — 2.51%
BAE Systems PLC	3,334,320	22,441,854
Cobham PLC	1,108,080	4,880,013
Meggitt PLC	805,680	6,561,805
Rolls-Royce Holdings PLC[a]	1,931,760	33,229,234

		67,112,906
AGRICULTURE — 4.95%
British American Tobacco PLC	1,969,920	99,188,645
Imperial Tobacco Group PLC	1,000,800	33,006,302

		132,194,947
AIRLINES — 0.12%
easyJet PLC[b]	163,440	3,117,337

		3,117,337
APPAREL — 0.40%
Burberry Group PLC	454,320	10,780,765

		10,780,765
AUTO PARTS & EQUIPMENT — 0.32%
GKN PLC	1,678,320	8,515,516

		8,515,516
BANKS — 14.01%
Barclays PLC	12,550,320	55,009,841
HSBC Holdings PLC	19,087,200	199,595,752
Lloyds Banking Group PLC[a]	47,339,280	53,127,751
Royal Bank of Scotland Group PLC[a]	2,187,360	11,291,167
Standard Chartered PLC	2,478,960	55,258,090

		374,282,601
BEVERAGES — 4.91%
Coca-Cola HBC AGa	200,880	5,537,411
Diageo PLC	2,577,600	78,709,118
SABMiller PLC	984,240	46,802,305

		131,048,834
CHEMICALS — 0.56%
Croda International PLC	138,960	5,586,740
Johnson Matthey PLC	210,960	9,271,152

		14,857,892
COMMERCIAL SERVICES — 2.51%
Aggreko PLC	275,760	6,940,347

Security	Shares	Value

Babcock International Group PLC	370,080	$6,514,787
Bunzl PLC	341,280	7,185,076
Capita PLC	673,200	9,929,495
Experian PLC	1,037,520	18,135,824
G4S PLC	1,447,920	5,823,449
Intertek Group PLC	164,880	8,166,796
Serco Group PLC	511,920	4,335,594

		67,031,368
DISTRIBUTION & WHOLESALE — 0.53%
Wolseley PLC	281,520	14,196,760

		14,196,760
DIVERSIFIED FINANCIAL SERVICES — 1.42%
Aberdeen Asset Management PLC	985,680	5,370,166
Hargreaves Lansdown PLC	218,880	3,380,777
ICAP PLC	564,480	3,208,116
Investec PLC	588,960	3,744,467
London Stock Exchange Group PLC	180,720	4,361,071
Old Mutual PLC	5,026,320	14,073,142
Schroders PLC	104,400	3,735,412

		37,873,151
ELECTRIC — 0.89%
SSE PLC	984,960	23,814,416

		23,814,416
ENTERTAINMENT — 0.21%
William Hill PLC	884,880	5,683,346

		5,683,346
FOOD — 4.91%
Associated British Foods PLC	365,760	10,438,905
J Sainsbury PLC	1,262,160	7,509,068
Tate & Lyle PLC	479,520	5,971,246
Tesco PLC	8,274,240	46,916,295
Unilever PLC	1,318,320	50,146,629
Wm Morrison Supermarkets PLC	2,268,000	10,181,291

		131,163,434
FOOD SERVICE — 0.93%
Compass Group PLC	1,874,160	24,816,630

		24,816,630
GAS — 2.81%
Centrica PLC	5,321,520	31,766,755
National Grid PLC	3,764,880	43,242,418

		75,009,173

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2013

Security	Shares	Value

HEALTH CARE — PRODUCTS — 0.40%
Smith & Nephew PLC	930,240	$10,792,415

		10,792,415
HOME BUILDERS — 0.20%
Persimmon PLC	311,040	5,287,816

		5,287,816
HOUSEHOLD PRODUCTS & WARES — 1.69%
Reckitt Benckiser Group PLC	663,840	45,029,320

		45,029,320
INSURANCE — 4.21%
Admiral Group PLC	197,280	3,848,226
Aviva PLC	3,026,880	18,111,067
Direct Line Insurance Group PLC	843,840	2,829,969
Legal & General Group PLC	6,074,640	17,553,341
Prudential PLC	2,626,560	43,799,430
Resolution Ltd.	1,455,840	7,177,250
RSA Insurance Group PLC	3,698,640	6,785,614
Standard Life PLC	2,422,080	12,409,126

		112,514,023
LEISURE TIME — 0.36%
Carnival PLC	188,640	7,038,392
TUI Travel PLC	460,080	2,451,088

		9,489,480
LODGING — 0.62%
InterContinental Hotels Group PLC	275,760	7,691,116
Whitbread PLC	183,600	8,747,537

		16,438,653
MACHINERY — 0.27%
Weir Group PLC (The)	218,160	7,340,012

		7,340,012
MANUFACTURING — 0.98%
IMI PLC	329,760	7,320,020
Invensys PLC	670,320	5,069,494
Melrose Industries PLC	1,298,880	5,915,197
Smiths Group PLC	403,920	8,010,244

		26,314,955
MEDIA — 2.06%
British Sky Broadcasting Group PLC	1,069,200	13,884,877
ITV PLC	3,818,880	9,723,625
Pearson PLC	839,520	16,505,891
Reed Elsevier PLC	1,225,440	15,003,941

		55,118,334

Security	Shares	Value

MINING — 8.38%
Anglo American PLC	1,431,360	$32,736,525
Antofagasta PLC	406,080	5,370,814
BHP Billiton PLC	2,168,640	63,000,707
Fresnillo PLC	185,760	3,744,200
Glencore Xstrata PLC	10,849,680	51,222,861
Randgold Resources Ltd.	90,000	7,079,390
Rio Tinto PLC	1,305,360	58,821,102
Vedanta Resources PLC	95,760	1,721,284

		223,696,883
OIL & GAS — 16.08%
BG Group PLC	3,494,160	66,320,795
BP PLC	19,499,760	134,592,607
Royal Dutch Shell PLC Class A	3,896,640	125,828,535
Royal Dutch Shell PLC Class B	2,626,560	88,289,575
Tullow Oil PLC	932,400	14,538,687

		429,570,199
OIL & GAS SERVICES — 0.40%
AMEC PLC	305,280	4,906,550
Petrofac Ltd.	267,120	5,722,932

		10,629,482
PACKAGING & CONTAINERS — 0.23%
Rexam PLC	812,160	6,129,637

		6,129,637
PHARMACEUTICALS — 7.96%
AstraZeneca PLC	1,282,320	63,039,489
GlaxoSmithKline PLC	5,048,640	128,509,331
Shire PLC	570,240	20,967,624

		212,516,444
REAL ESTATE INVESTMENT TRUSTS — 1.18%
British Land Co. PLC	962,640	8,309,224
Hammerson PLC	731,520	5,471,231
Intu Properties PLC	687,600	3,253,702
Land Securities Group PLC	802,800	10,965,550
SEGRO PLC	763,200	3,447,336

		31,447,043
RETAIL — 1.69%
Kingfisher PLC	2,437,200	14,514,908
Marks & Spencer Group PLC	1,657,440	12,093,891
Next PLC	164,160	12,427,784
Travis Perkins PLC	251,280	6,122,106

		45,158,689

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2013

Security	Shares	Value

SEMICONDUCTORS — 0.73%
ARM Holdings PLC	1,434,240	$19,412,982

		19,412,982
SOFTWARE — 0.23%
Sage Group PLC (The)	1,151,280	6,128,131

		6,128,131
TELECOMMUNICATIONS — 7.68%
BT Group PLC	8,095,680	40,738,006
Inmarsat PLC	460,080	4,946,301
Vodafone Group PLC	49,965,840	159,415,125

		205,099,432
VENTURE CAPITAL — 0.21%
3i Group PLC	997,920	5,534,103

		5,534,103
WATER — 0.51%
Severn Trent PLC	244,800	6,392,139
United Utilities Group PLC	699,840	7,345,325

		13,737,464

TOTAL COMMON STOCKS
(Cost: $2,595,184,368)		2,643,733,469

SHORT-TERM INVESTMENTS — 0.20%

MONEY MARKET FUNDS — 0.20%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c],d,e	2,743,532	2,743,532
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c],d,e	174,213	174,213
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c],d	2,465,672	2,465,672

		5,383,417

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,383,417)		5,383,417

Value
TOTAL INVESTMENTS IN SECURITIES — 99.19%
(Cost: $2,600,567,785)	$2,649,116,886
Other Assets, Less Liabilities — 0.81%	21,679,264

NET ASSETS — 100.00%	$2,670,796,150

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
260	FTSE 100 Index (Sept. 2013)	NYSE Liffe London	$25,772,599	$107,092

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2013

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI Emerging Markets Eastern Europe ETF

ASSETS
Investments, at cost:
Unaffiliated	$110,514,293	$71,555,420	$135,360,581
Affiliated (Note 2)	2,672,758	2,863,199	219,611

Total cost of investments	$113,187,051	$74,418,619	$135,580,192

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$81,411,488	$71,112,045	$120,897,077
Affiliated (Note 2)	2,672,758	2,863,199	219,611

Total fair value of investments	84,084,246	73,975,244	121,116,688
Foreign currency, at value[b]	14,191	122,297	176,715
Receivables:
Investment securities sold	1,019,841	579,781	108,192
Due from custodian (Note 4)	154,559	—	—
Dividends and interest	773,778	23,309	664,266

Total Assets	86,046,615	74,700,631	122,065,861

LIABILITIES
Payables:
Investment securities purchased	1,188,366	625,246	194,935
Collateral for securities on loan (Note 5)	2,602,910	2,828,616	—
Investment advisory fees (Note 2)	32,112	31,018	73,480

Total Liabilities	3,823,388	3,484,880	268,415

NET ASSETS	$82,223,227	$71,215,751	$121,797,446

Net assets consist of:
Paid-in capital	$191,377,604	$124,488,317	$138,645,709
Undistributed (distributions in excess of) net investment income	(273)	70,140	667,494
Accumulated net realized loss	(80,026,890)	(52,899,359)	(3,043,527)
Net unrealized depreciation	(29,127,214)	(443,347)	(14,472,230)

NET ASSETS	$82,223,227	$71,215,751	$121,797,446

Shares outstanding[c]	4,600,000	4,960,000	5,100,000

Net asset value per share	$17.87	$14.36	$23.88

[a]	Securities on loan with values of $2,439,210, $2,493,514 and $ –, respectively. See Note 5.
[b]	Cost of foreign currency: $14,397, $122,831 and $179,781, respectively.
[c]	$0.001 par value, number of shares authorized: 100 million, 136.2 million and 200 million, respectively.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI EMU ETF	iShares MSCI France ETF	iShares MSCI Germany ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,777,978,870	$577,719,146	$4,772,612,644
Affiliated (Note 2)	46,149,664	1,389,865	26,598,801

Total cost of investments	$3,824,128,534	$579,109,011	$4,799,211,445

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,533,350,437	$526,511,311	$4,627,264,999
Affiliated (Note 2)	46,149,664	1,389,865	26,598,801

Total fair value of investments	3,579,500,101	527,901,176	4,653,863,800
Foreign currency, at value[b]	88,899	512,048	9,536,803
Foreign currency pledged to broker, at value[b]	—	—	3,904,244
Receivables:
Investment securities sold	5,835,095	1,183,103	3,214,939
Due from custodian (Note 4)	6,063,003	—	—
Dividends and interest	3,379,595	204	15,604,185

Total Assets	3,594,866,693	529,596,531	4,686,123,971

LIABILITIES
Payables:
Investment securities purchased	13,920,201	1,178,697	3,250,224
Collateral for securities on loan (Note 5)	39,633,729	1,358,704	24,639,622
Futures variation margin	—	—	383,449
Investment advisory fees (Note 2)	1,333,044	219,763	1,976,064

Total Liabilities	54,886,974	2,757,164	30,249,359

NET ASSETS	$3,539,979,719	$526,839,367	$4,655,874,612

Net assets consist of:
Paid-in capital	$4,024,017,998	$623,539,058	$5,004,490,121
Undistributed net investment income	3,542,748	117,337	—
Accumulated net realized loss	(242,959,050)	(45,604,228)	(202,810,502)
Net unrealized depreciation	(244,621,977)	(51,212,800)	(145,805,007)

NET ASSETS	$3,539,979,719	$526,839,367	$4,655,874,612

Shares outstanding[c]	102,200,000	21,200,000	181,800,000

Net asset value per share	$34.64	$24.85	$25.61

[a]	Securities on loan with values of $37,002,693, $1,269,359 and $23,044,396, respectively. See Note 5.
[b]	Cost of foreign currency including currency pledged to broker: $88,920, $517,013 and $13,205,604, respectively.
c	$0.001 par value, number of shares authorized: 1 billion, 340.2 million and 382.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI Italy Capped ETF	iShares MSCI Netherlands ETF	iShares MSCI Spain Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$713,429,648	$261,467,665	$448,694,406
Affiliated (Note 2)	29,007,013	7,664,564	10,404,551

Total cost of investments	$742,436,661	$269,132,229	$459,098,957

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$718,262,249	$252,500,140	$415,952,690
Affiliated (Note 2)	29,007,013	7,664,564	10,404,551

Total fair value of investments	747,269,262	260,164,704	426,357,241
Foreign currency, at value[b]	480,228	131,712	1,087,597
Receivables:
Investment securities sold	36,927,719	493,591	1,493,366
Dividends and interest	60,815	571,299	44,280
Capital shares sold	—	—	1,239,439

Total Assets	784,738,024	261,361,306	430,221,923

LIABILITIES
Payables:
Investment securities purchased	38,416,981	693,266	2,387,824
Collateral for securities on loan (Note 5)	28,893,713	7,183,558	9,903,832
Investment advisory fees (Note 2)	305,591	94,580	152,386

Total Liabilities	67,616,285	7,971,404	12,444,042

NET ASSETS	$717,121,739	$253,389,902	$417,777,881

Net assets consist of:
Paid-in capital	$818,699,532	$306,881,786	$543,658,071
Undistributed net investment income	—	769,772	4,164,108
Accumulated net realized loss	(106,415,925)	(45,288,164)	(97,300,936)
Net unrealized appreciation (depreciation)	4,838,132	(8,973,492)	(32,743,362)

NET ASSETS	$717,121,739	$253,389,902	$417,777,881

Shares outstanding[c]	54,900,000	11,250,000	13,725,000

Net asset value per share	$13.06	$22.52	$30.44

[a]	Securities on loan with values of $26,175,307, $6,995,149 and $9,233,162, respectively. See Note 5.
[b]	Cost of foreign currency: $474,697, $131,965 and $1,094,270, respectively.
[c]	$0.001 par value, number of shares authorized: 63.6 million, 255 million and 127.8 million, respectively.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI Sweden ETF	iShares MSCI Switzerland Capped ETF	iShares MSCI United Kingdom ETF

ASSETS
Investments, at cost:
Unaffiliated	$428,248,534	$794,335,180	$2,595,184,368
Affiliated (Note 2)	14,515	49,816	5,383,417

Total cost of investments	$428,263,049	$794,384,996	$2,600,567,785

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$433,847,376	$897,654,768	$2,643,733,469
Affiliated (Note 2)	14,515	49,816	5,383,417

Total fair value of investments	433,861,891	897,704,584	2,649,116,886
Foreign currency, at value[b]	332,858	270,371	6,044,894
Foreign currency pledged to broker, at value[b]	—	—	1,295,715
Receivables:
Investment securities sold	3,119,794	11,024,382	5,845,065
Due from custodian (Note 4)	510,505	—	—
Dividends and interest	17	4,765,865	18,395,306
Futures variation margin	—	—	107,092

Total Assets	437,825,065	913,765,202	2,680,804,958

LIABILITIES
Payables:
Investment securities purchased	3,629,849	10,506,450	6,010,829
Collateral for securities on loan (Note 5)	—	—	2,917,745
Investment advisory fees (Note 2)	189,321	398,313	1,080,234

Total Liabilities	3,819,170	10,904,763	10,008,808

NET ASSETS	$434,005,895	$902,860,439	$2,670,796,150

Net assets consist of:
Paid-in capital	$475,073,853	$856,533,438	$2,793,628,637
Undistributed (distributions in excess of) net investment income	(449,084)	(137,987)	18,644,893
Accumulated net realized loss	(46,219,359)	(56,820,601)	(190,093,968)
Net unrealized appreciation	5,600,485	103,285,589	48,616,588

NET ASSETS	$434,005,895	$902,860,439	$2,670,796,150

Shares outstanding[c]	13,575,000	30,750,000	144,000,000

Net asset value per share	$31.97	$29.36	$18.55

[a]	Securities on loan with values of $ –, $ – and $2,714,681, respectively. See Note 5.
[b]	Cost of foreign currency including currency pledged to broker: $331,211, $269,638 and $7,334,245, respectively.
[c]	$0.001 par value, number of shares authorized: 63.6 million, 318.625 million and 934.2 million, respectively.

FINANCIAL STATEMENTS	61

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI Emerging Markets Eastern Europe ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,945,515	$1,847,710	$1,827,848
Interest — affiliated (Note 2)	27	11	12
Securities lending income — affiliated (Note 2)	9,044	18,666	122

Total investment income	1,954,586	1,866,387	1,827,982

EXPENSES
Investment advisory fees (Note 2)	425,691	267,980	339,167

Total expenses	425,691	267,980	339,167

Net investment income	1,528,895	1,598,407	1,488,815

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(19,364,208)	(9,663,237)	(2,515,494)
In-kind redemptions — unaffiliated	7,682,003	1,527,926	(988,664)
Foreign currency transactions	12,462	9,592	(11,983)

Net realized loss	(11,669,743)	(8,125,719)	(3,516,141)

Net change in unrealized appreciation/depreciation on:
Investments	26,227,675	16,319,925	(6,582,706)
Translation of assets and liabilities in foreign currencies	28,236	1,892	(8,981)

Net change in unrealized appreciation/depreciation	26,255,911	16,321,817	(6,591,687)

Net realized and unrealized gain (loss)	14,586,168	8,196,098	(10,107,828)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,115,063	$9,794,505	$(8,619,013)

[a]	Net of foreign withholding tax of $270,703, $320,286 and $303,779, respectively.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI EMU ETF	iShares MSCI France ETF	iShares MSCI Germany ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$66,443,060	$16,135,591	$88,060,459
Interest — affiliated (Note 2)	546	76	465
Securities lending income — affiliated (Note 2)	467,463	58,245	361,883

Total investment income	66,911,069	16,193,912	88,422,807

EXPENSES
Investment advisory fees (Note 2)	10,426,456	2,375,854	18,741,662

Total expenses	10,426,456	2,375,854	18,741,662

Net investment income	56,484,613	13,818,058	69,681,145

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(87,144,298)	(21,398,559)	(47,716,162)
In-kind redemptions — unaffiliated	146,902,001	38,833,785	224,609,945
Futures contracts	—	—	4,784,524
Foreign currency transactions	38,235	4,412	274,590

Net realized gain	59,795,938	17,439,638	181,952,897

Net change in unrealized appreciation/depreciation on:
Investments	153,666,134	64,388,658	398,959,759
Futures contracts	—	—	(2,015,907)
Translation of assets and liabilities in foreign currencies	20,832	(17,007)	785,431

Net change in unrealized appreciation/depreciation	153,686,966	64,371,651	397,729,283

Net realized and unrealized gain	213,482,904	81,811,289	579,682,180

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$269,967,517	$95,629,347	$649,363,325

[a]	Net of foreign withholding tax of $9,418,239, $2,666,085 and $13,281,679, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Italy Capped ETF	iShares MSCI Netherlands ETF	iShares MSCI Spain Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$15,948,449	$3,793,420	$12,905,910
Interest — affiliated (Note 2)	94	26	148
Securities lending income — affiliated (Note 2)	342,723	25,537	364,186

Total investment income	16,291,266	3,818,983	13,270,244

EXPENSES
Investment advisory fees (Note 2)	2,496,180	744,108	1,353,645

Total expenses	2,496,180	744,108	1,353,645

Net investment income	13,795,086	3,074,875	11,916,599

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(67,726,876)	(6,990,188)	(68,922,141)
In-kind redemptions — unaffiliated	25,152,810	8,711,098	35,479,698
Foreign currency transactions	44,195	20,823	94,583

Net realized gain (loss)	(42,529,871)	1,741,733	(33,347,860)

Net change in unrealized appreciation/depreciation on:
Investments	57,295,153	22,050,701	54,585,895
Translation of assets and liabilities in foreign currencies	3,720	(9,388)	(4,359)

Net change in unrealized appreciation/depreciation	57,298,873	22,041,313	54,581,536

Net realized and unrealized gain	14,769,002	23,783,046	21,233,676

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,564,088	$26,857,921	$33,150,275

[a]	Net of foreign withholding tax of $2,696,365, $602,587 and $721,321, respectively.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Sweden ETF	iShares MSCI Switzerland Capped ETF	iShares MSCI United Kingdom ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$14,129,212	$22,597,662	$68,667,962
Interest — unaffiliated	—	—	4,387
Interest — affiliated (Note 2)	40	131	499
Securities lending income — affiliated (Note 2)	1,026	—	84,365

Total investment income	14,130,278	22,597,793	68,757,213

EXPENSES
Investment advisory fees (Note 2)	1,967,658	3,964,723	8,452,794

Total expenses	1,967,658	3,964,723	8,452,794

Net investment income	12,162,620	18,633,070	60,304,419

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,693,942)	(5,539,044)	(40,334,558)
In-kind redemptions — unaffiliated	11,687,909	42,022,619	4,889,599
Futures contracts	—	—	1,219,817
Foreign currency transactions	(62,887)	107,829	99,041

Net realized gain (loss)	2,931,080	36,591,404	(34,126,101)

Net change in unrealized appreciation/depreciation on:
Investments	56,696,666	102,939,569	153,983,393
Futures contracts	—	—	74,070
Translation of assets and liabilities in foreign currencies	(2,572)	(47,526)	(183,781)

Net change in unrealized appreciation/depreciation	56,694,094	102,892,043	153,873,682

Net realized and unrealized gain	59,625,174	139,483,447	119,747,581

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,787,794	$158,116,517	$180,052,000

[a]	Net of foreign withholding tax of $2,241,454, $2,913,653 and $801,316, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Austria Capped ETF		iShares MSCI Belgium Capped ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,528,895	$1,549,161	$1,598,407	$841,677
Net realized loss	(11,669,743)	(40,973,628)	(8,125,719)	(3,945,237)
Net change in unrealized appreciation/depreciation	26,255,911	13,231,220	16,321,817	3,067,475

Net increase (decrease) in net assets resulting from operations	16,115,063	(26,193,247)	9,794,505	(36,085)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,541,991)	(1,874,586)	(1,577,907)	(1,434,412)
Return of capital	—	—	—	(27,668)

Total distributions to shareholders	(1,541,991)	(1,874,586)	(1,577,907)	(1,462,080)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	81,897,298	30,854,845	43,904,093	3,661,417
Cost of shares redeemed	(68,004,259)	(86,004,103)	(6,290,893)	(8,033,134)

Net increase (decrease) in net assets from capital share transactions	13,893,039	(55,149,258)	37,613,200	(4,371,717)

INCREASE (DECREASE) IN NET ASSETS	28,466,111	(83,217,091)	45,829,798	(5,869,882)

NET ASSETS
Beginning of year	53,757,116	136,974,207	25,385,953	31,255,835

End of year	$82,223,227	$53,757,116	$71,215,751	$25,385,953

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(273)	$(273)	$70,140	$(4,077)

SHARES ISSUED AND REDEEMED
Shares sold	4,700,000	1,900,000	3,280,000	320,000
Shares redeemed	(3,800,000)	(5,500,000)	(440,000)	(680,000)

Net increase (decrease) in shares outstanding	900,000	(3,600,000)	2,840,000	(360,000)

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Eastern Europe ETF		iShares MSCI EMU ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,488,815	$988,863	$56,484,613	$24,981,379
Net realized gain (loss)	(3,516,141)	(3,942,137)	59,795,938	(64,241,482)
Net change in unrealized appreciation/depreciation	(6,591,687)	(1,763,369)	153,686,966	3,598,710

Net increase (decrease) in net assets resulting from operations	(8,619,013)	(4,716,643)	269,967,517	(35,661,393)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(885,320)	(999,697)	(54,004,208)	(26,115,000)

Total distributions to shareholders	(885,320)	(999,697)	(54,004,208)	(26,115,000)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	124,132,179	3,811,852	3,656,727,115	423,843,438
Cost of shares redeemed	(13,432,406)	(9,705,031)	(1,126,936,712)	(306,073,712)

Net increase (decrease) in net assets from capital share transactions	110,699,773	(5,893,179)	2,529,790,403	117,769,726

INCREASE (DECREASE) IN NET ASSETS	101,195,440	(11,609,519)	2,745,753,712	55,993,333

NET ASSETS
Beginning of year	20,602,006	32,211,525	794,226,007	738,232,674

End of year	$121,797,446	$20,602,006	$3,539,979,719	$794,226,007

Undistributed net investment income included in net assets at end of year	$667,494	$75,982	$3,542,748	$941,872

SHARES ISSUED AND REDEEMED
Shares sold	4,800,000	150,000	108,500,000	14,700,000
Shares redeemed	(550,000)	(400,000)	(33,600,000)	(10,800,000)

Net increase (decrease) in shares outstanding	4,250,000	(250,000)	74,900,000	3,900,000

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI France ETF		iShares MSCI Germany ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,818,058	$8,469,659	$69,681,145	$72,991,703
Net realized gain (loss)	17,439,638	(46,840,141)	181,952,897	(23,203,349)
Net change in unrealized appreciation/depreciation	64,371,651	21,070,720	397,729,283	56,076,160

Net increase (decrease) in net assets resulting from operations	95,629,347	(17,299,762)	649,363,325	105,864,514

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,699,998)	(8,849,764)	(70,323,492)	(74,836,476)
Return of capital	—	(2,754)	—	—

Total distributions to shareholders	(13,699,998)	(8,852,518)	(70,323,492)	(74,836,476)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	198,782,962	407,882,087	2,897,813,848	1,528,900,109
Cost of shares redeemed	(155,498,446)	(337,241,789)	(1,618,008,137)	(1,531,070,466)

Net increase (decrease) in net assets from capital share transactions	43,284,516	70,640,298	1,279,805,711	(2,170,357)

INCREASE IN NET ASSETS	125,213,865	44,488,018	1,858,845,544	28,857,681

NET ASSETS
Beginning of year	401,625,502	357,137,484	2,797,029,068	2,768,171,387

End of year	$526,839,367	$401,625,502	$4,655,874,612	$2,797,029,068

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$117,337	$(48,128)	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	8,000,000	21,000,000	116,100,000	72,900,000
Shares redeemed	(6,200,000)	(17,400,000)	(65,400,000)	(73,500,000)

Net increase (decrease) in shares outstanding	1,800,000	3,600,000	50,700,000	(600,000)

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Italy Capped ETF		iShares MSCI Netherlands ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,795,086	$4,465,523	$3,074,875	$1,568,827
Net realized gain (loss)	(42,529,871)	(29,842,080)	1,741,733	(20,489,624)
Net change in unrealized appreciation/depreciation	57,298,873	14,197,991	22,041,313	16,001,368

Net increase (decrease) in net assets resulting from operations	28,564,088	(11,178,566)	26,857,921	(2,919,429)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,839,281)	(4,578,996)	(2,491,248)	(1,910,545)
Return of capital	(452,885)	(1,125)	—	—

Total distributions to shareholders	(14,292,166)	(4,580,121)	(2,491,248)	(1,910,545)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	687,838,080	186,146,005	192,481,969	38,973,623
Cost of shares redeemed	(181,200,015)	(118,787,548)	(41,855,281)	(77,487,514)

Net increase (decrease) in net assets from capital share transactions	506,638,065	67,358,457	150,626,688	(38,513,891)

INCREASE (DECREASE) IN NET ASSETS	520,909,987	51,599,770	174,993,361	(43,343,865)

NET ASSETS
Beginning of year	196,211,752	144,611,982	78,396,541	121,740,406

End of year	$717,121,739	$196,211,752	$253,389,902	$78,396,541

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$(61,840)	$769,772	$159,212

SHARES ISSUED AND REDEEMED
Shares sold	52,350,000	15,750,000	8,900,000	2,200,000
Shares redeemed	(14,100,000)	(9,750,000)	(1,950,000)	(4,500,000)

Net increase (decrease) in shares outstanding	38,250,000	6,000,000	6,950,000	(2,300,000)

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Spain Capped ETF		iShares MSCI Sweden ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,916,599	$10,200,322	$12,162,620	$9,806,343
Net realized gain (loss)	(33,347,860)	(55,320,695)	2,931,080	(18,580,006)
Net change in unrealized appreciation/depreciation	54,581,536	23,658,799	56,694,094	18,534,408

Net increase (decrease) in net assets resulting from operations	33,150,275	(21,461,574)	71,787,794	9,760,745

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,629,551)	(11,503,970)	(12,548,817)	(9,531,005)
Return of capital	—	—	—	(613,518)

Total distributions to shareholders	(10,629,551)	(11,503,970)	(12,548,817)	(10,144,523)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	465,959,787	226,627,780	90,137,660	141,186,783
Cost of shares redeemed	(265,795,649)	(178,928,842)	(86,203,125)	(99,857,806)

Net increase in net assets from capital share transactions	200,164,138	47,698,938	3,934,535	41,328,977

INCREASE IN NET ASSETS	222,684,862	14,733,394	63,173,512	40,945,199

NET ASSETS
Beginning of year	195,093,019	180,359,625	370,832,383	329,887,184

End of year	$417,777,881	$195,093,019	$434,005,895	$370,832,383

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,164,108	$2,782,477	$(449,084)	$(43,823)

SHARES ISSUED AND REDEEMED
Shares sold	15,225,000	8,550,000	2,850,000	5,250,000
Shares redeemed	(8,925,000)	(6,150,000)	(2,850,000)	(3,975,000)

Net increase in shares outstanding	6,300,000	2,400,000	—	1,275,000

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Switzerland Capped ETF		iShares MSCI United Kingdom ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$18,633,070	$14,072,490	$60,304,419	$51,696,487
Net realized gain (loss)	36,591,404	(923,487)	(34,126,101)	(13,950,054)
Net change in unrealized appreciation/depreciation	102,892,043	(15,616,566)	153,873,682	52,432,507

Net increase (decrease) in net assets resulting from operations	158,116,517	(2,467,563)	180,052,000	90,178,940

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,030,631)	(14,947,529)	(51,302,175)	(49,722,633)

Total distributions to shareholders	(19,030,631)	(14,947,529)	(51,302,175)	(49,722,633)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	352,868,105	90,416,035	1,203,907,210	243,232,911
Cost of shares redeemed	(143,663,266)	(42,590,064)	(18,354,984)	(126,527,912)

Net increase in net assets from capital share transactions	209,204,839	47,825,971	1,185,552,226	116,704,999

INCREASE IN NET ASSETS	348,290,725	30,410,879	1,314,302,051	157,161,306

NET ASSETS
Beginning of year	554,569,714	524,158,835	1,356,494,099	1,199,332,793

End of year	$902,860,439	$554,569,714	$2,670,796,150	$1,356,494,099

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(137,987)	$(89,854)	$18,644,893	$9,541,575

SHARES ISSUED AND REDEEMED
Shares sold	12,500,000	3,875,000	64,800,000	14,800,000
Shares redeemed	(5,000,000)	(1,875,000)	(1,000,000)	(7,600,000)

Net increase in shares outstanding	7,500,000	2,000,000	63,800,000	7,200,000

See notes to financial statements.

FINANCIAL STATEMENTS	71

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Austria Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$14.53	$18.76	$17.27	$20.21	$29.78

Income from investment operations:
Net investment income[a]	0.32	0.35	0.42	0.43	0.51
Net realized and unrealized gain (loss)[b]	3.36	(4.09)	1.53	(2.62)	(9.36)

Total from investment operations	3.68	(3.74)	1.95	(2.19)	(8.85)

Less distributions from:
Net investment income	(0.34)	(0.49)	(0.46)	(0.75)	(0.72)

Total distributions	(0.34)	(0.49)	(0.46)	(0.75)	(0.72)

Net asset value, end of year	$17.87	$14.53	$18.76	$17.27	$20.21

Total return	25.49%	(19.81)%	10.92%	(11.07)%	(28.52)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$82,223	$53,757	$136,974	$110,520	$159,666
Ratio of expenses to average net assets	0.51%	0.52%	0.52%	0.54%	0.55%
Ratio of net investment income to average net assets	1.82%	2.32%	1.95%	2.20%	3.25%
Portfolio turnover rate[c]	26%	13%	12%	11%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Belgium Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$11.97	$12.60	$11.78	$12.06	$17.64

Income from investment operations:
Net investment income[a]	0.42	0.38	0.35	0.19	0.22
Net realized and unrealized gain (loss)[b]	2.36	(0.33)	0.80	(0.27)	(5.46)

Total from investment operations	2.78	0.05	1.15	(0.08)	(5.24)

Less distributions from:
Net investment income	(0.39)	(0.67)	(0.33)	(0.20)	(0.34)
Return of capital	—	(0.01)	—	—	—

Total distributions	(0.39)	(0.68)	(0.33)	(0.20)	(0.34)

Net asset value, end of year	$14.36	$11.97	$12.60	$11.78	$12.06

Total return	23.43%	1.11%	9.59%	(0.60)%	(29.15)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$71,216	$25,386	$31,256	$58,896	$53,042
Ratio of expenses to average net assets	0.50%	0.53%	0.52%	0.54%	0.56%
Ratio of net investment income to average net assets	3.01%	3.35%	2.56%	1.55%	2.23%
Portfolio turnover rate[c]	24%	19%	12%	17%	33%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Eastern Europe ETF

	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from Sep 30, 2009[a] to Aug. 31, 2010
Net asset value, beginning of period	$24.24	$29.28	$25.66	$24.65

Income from investment operations:
Net investment income[b]	0.73	1.01	0.67	0.26
Net realized and unrealized gain (loss)[c]	(0.77)	(4.92)	3.45	0.89

Total from investment operations	(0.04)	(3.91)	4.12	1.15

Less distributions from:
Net investment income	(0.32)	(1.13)	(0.50)	(0.13)
Net realized gain	—	—	—	(0.01)

Total distributions	(0.32)	(1.13)	(0.50)	(0.14)

Net asset value, end of period	$23.88	$24.24	$29.28	$25.66

Total return	(0.20)%	(13.14)%	15.86%	4.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$121,797	$20,602	$32,212	$12,832
Ratio of expenses to average net assets[e]	0.67%	0.69%	0.68%	0.69%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	0.68%	n/a
Ratio of net investment income to average net assets[e]	2.96%	3.97%	2.06%	1.05%
Portfolio turnover rate[f]	9%	8%	24%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI EMU ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$29.09	$31.55	$30.75	$35.64	$45.97

Income from investment operations:
Net investment income[a]	0.92	1.02	1.23	0.80	0.93
Net realized and unrealized gain (loss)[b]	5.55	(2.38)	0.71	(4.76)	(9.97)

Total from investment operations	6.47	(1.36)	1.94	(3.96)	(9.04)

Less distributions from:
Net investment income	(0.92)	(1.10)	(1.14)	(0.93)	(1.29)

Total distributions	(0.92)	(1.10)	(1.14)	(0.93)	(1.29)

Net asset value, end of year	$34.64	$29.09	$31.55	$30.75	$35.64

Total return	22.43%	(3.99)%	5.78%	(11.19)%	(19.05)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,539,980	$794,226	$738,233	$823,972	$741,270
Ratio of expenses to average net assets[c]	0.50%	0.53%	0.52%	0.54%	0.56%
Ratio of net investment income to average net assets	2.74%	3.55%	3.38%	2.29%	3.07%
Portfolio turnover rate[d]	5%	7%	8%	5%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI France ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$20.70	$22.60	$21.03	$24.28	$30.70

Income from investment operations:
Net investment income[a]	0.69	0.59	0.86	0.65	0.66
Net realized and unrealized gain (loss)[b]	4.14	(1.80)	1.38	(3.30)	(6.13)

Total from investment operations	4.83	(1.21)	2.24	(2.65)	(5.47)

Less distributions from:
Net investment income	(0.68)	(0.69)	(0.67)	(0.60)	(0.95)
Return of capital	—	(0.00)[c]	—	—	—

Total distributions	(0.68)	(0.69)	(0.67)	(0.60)	(0.95)

Net asset value, end of year	$24.85	$20.70	$22.60	$21.03	$24.28

Total return	23.56%	(5.05)%	10.24%	(10.98)%	(17.11)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$526,839	$401,626	$357,137	$239,706	$184,511
Ratio of expenses to average net assets[d]	0.51%	0.53%	0.52%	0.53%	0.55%
Ratio of net investment income to average net assets	2.94%	2.91%	3.38%	2.71%	3.18%
Portfolio turnover rate[e]	5%	6%	6%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$21.34	$21.02	$19.45	$20.86	$27.55

Income from investment operations:
Net investment income[a]	0.46	0.56	0.86	0.38	0.58
Net realized and unrealized gain (loss)[b]	4.24	0.34	1.38	(1.49)	(6.65)

Total from investment operations	4.70	0.90	2.24	(1.11)	(6.07)

Less distributions from:
Net investment income	(0.43)	(0.58)	(0.67)	(0.30)	(0.62)

Total distributions	(0.43)	(0.58)	(0.67)	(0.30)	(0.62)

Net asset value, end of year	$25.61	$21.34	$21.02	$19.45	$20.86

Total return	22.11%	4.55%	10.84%	(5.35)%	(21.62)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,655,875	$2,797,029	$2,768,171	$1,487,881	$619,638
Ratio of expenses to average net assets	0.51%	0.53%	0.51%	0.53%	0.55%
Ratio of net investment income to average net assets	1.88%	2.72%	3.45%	1.80%	3.18%
Portfolio turnover rate[c]	4%	4%	13%	5%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$11.78	$13.58	$15.00	$19.05	$25.04

Income from investment operations:
Net investment income[a]	0.36	0.41	0.54	0.39	0.47
Net realized and unrealized gain (loss)[b]	1.23	(1.79)	(1.47)	(3.99)	(5.82)

Total from investment operations	1.59	(1.38)	(0.93)	(3.60)	(5.35)

Less distributions from:
Net investment income	(0.30)	(0.42)	(0.49)	(0.44)	(0.64)
Return of capital	(0.01)	(0.00)[c]	—	(0.01)	—

Total distributions	(0.31)	(0.42)	(0.49)	(0.45)	(0.64)

Net asset value, end of year	$13.06	$11.78	$13.58	$15.00	$19.05

Total return	13.58%	(9.98)%	(6.80)%	(19.11)%	(20.78)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$717,122	$196,212	$144,612	$76,500	$125,716
Ratio of expenses to average net assets[d]	0.50%	0.53%	0.51%	0.54%	0.55%
Ratio of net investment income to average net assets	2.78%	3.41%	3.15%	2.17%	2.85%
Portfolio turnover rate[e]	45%	14%	16%	12%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$18.23	$18.45	$17.89	$18.52	$24.38

Income from investment operations:
Net investment income[a]	0.44	0.39	0.48	0.45	0.35
Net realized and unrealized gain (loss)[b]	4.19	(0.08)	0.55	(0.70)	(5.55)

Total from investment operations	4.63	0.31	1.03	(0.25)	(5.20)

Less distributions from:
Net investment income	(0.34)	(0.53)	(0.47)	(0.38)	(0.66)

Total distributions	(0.34)	(0.53)	(0.47)	(0.38)	(0.66)

Net asset value, end of year	$22.52	$18.23	$18.45	$17.89	$18.52

Total return	25.57%	1.96%	5.44%	(1.44)%	(20.59)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$253,390	$78,397	$121,740	$147,611	$83,351
Ratio of expenses to average net assets	0.50%	0.53%	0.52%	0.53%	0.55%
Ratio of net investment income to average net assets	2.09%	2.21%	2.26%	2.31%	2.24%
Portfolio turnover rate[c]	11%	10%	6%	9%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$26.28	$35.89	$37.02	$47.65	$50.41

Income from investment operations:
Net investment income[a]	1.33	2.12	2.14	1.64	1.75
Net realized and unrealized gain (loss)[b]	4.07	(8.93)	(1.36)	(10.01)	(2.14)

Total from investment operations	5.40	(6.81)	0.78	(8.37)	(0.39)

Less distributions from:
Net investment income	(1.24)	(2.80)	(1.91)	(2.26)	(2.37)

Total distributions	(1.24)	(2.80)	(1.91)	(2.26)	(2.37)

Net asset value, end of year	$30.44	$26.28	$35.89	$37.02	$47.65

Total return	20.88%	(19.36)%	1.78%	(17.91)%	0.64%

Ratios/Supplemental data:
Net assets, end of year (000s)	$417,778	$195,093	$180,360	$194,362	$278,734
Ratio of expenses to average net assets	0.51%	0.53%	0.52%	0.54%	0.56%
Ratio of net investment income to average net assets	4.45%	7.60%	5.31%	3.72%	4.70%
Portfolio turnover rate[c]	24%	17%	14%	9%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Sweden ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$27.32	$26.82	$24.46	$22.86	$24.48

Income from investment operations:
Net investment income[a]	0.97	0.83	1.18	0.48	0.40
Net realized and unrealized gain (loss)[b]	4.70	0.58	2.22	1.73	(1.56)

Total from investment operations	5.67	1.41	3.40	2.21	(1.16)

Less distributions from:
Net investment income	(1.02)	(0.86)	(1.04)	(0.61)	(0.46)
Return of capital	—	(0.05)	—	—	—

Total distributions	(1.02)	(0.91)	(1.04)	(0.61)	(0.46)

Net asset value, end of year	$31.97	$27.32	$26.82	$24.46	$22.86

Total return	21.02%	5.57%	13.40%	9.70%	(4.04)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$434,006	$370,832	$329,887	$249,491	$190,333
Ratio of expenses to average net assets	0.51%	0.53%	0.51%	0.53%	0.55%
Ratio of net investment income to average net assets	3.13%	3.17%	3.80%	1.97%	2.34%
Portfolio turnover rate[c]	7%	7%	9%	10%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$23.85	$24.67	$21.64	$20.71	$23.09

Income from investment operations:
Net investment income[a]	0.67	0.63	0.59	0.39	0.25
Net realized and unrealized gain (loss)[b]	5.44	(0.80)	2.97	0.90	(2.30)

Total from investment operations	6.11	(0.17)	3.56	1.29	(2.05)

Less distributions from:
Net investment income	(0.60)	(0.65)	(0.53)	(0.36)	(0.33)

Total distributions	(0.60)	(0.65)	(0.53)	(0.36)	(0.33)

Net asset value, end of year	$29.36	$23.85	$24.67	$21.64	$20.71

Total return	25.71%	(0.53)%	16.30%	6.35%	(8.63)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$902,860	$554,570	$524,159	$405,755	$271,855
Ratio of expenses to average net assets	0.51%	0.53%	0.52%	0.53%	0.56%
Ratio of net investment income to average net assets	2.38%	2.73%	2.35%	1.80%	1.42%
Portfolio turnover rate[c]	13%	8%	7%	7%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$16.91	$16.43	$15.01	$15.02	$19.35

Income from investment operations:
Net investment income[a]	0.66	0.64	0.54	0.46	0.50
Net realized and unrealized gain (loss)[b]	1.49	0.46	1.35	(0.03)	(4.26)

Total from investment operations	2.15	1.10	1.89	0.43	(3.76)

Less distributions from:
Net investment income	(0.51)	(0.62)	(0.47)	(0.44)	(0.57)

Total distributions	(0.51)	(0.62)	(0.47)	(0.44)	(0.57)

Net asset value, end of year	$18.55	$16.91	$16.43	$15.01	$15.02

Total return	12.91%	6.94%	12.50%	2.87%	(18.68)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,670,796	$1,356,494	$1,199,333	$930,412	$739,124
Ratio of expenses to average net assets	0.51%	0.53%	0.52%	0.53%	0.55%
Ratio of net investment income to average net assets	3.61%	3.88%	3.07%	2.98%	3.90%
Portfolio turnover rate[c]	4%	7%	4%	7%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name[a]	Diversification Classification
MSCI Austria Capped	iShares MSCI Austria Capped Investable Market Index Fund	Non-diversified
MSCI Belgium Capped	iShares MSCI Belgium Capped Investable Market Index Fund	Non-diversified
MSCI Emerging Markets Eastern Europe	iShares MSCI Emerging Markets Eastern Europe Index Fund	Non-diversified
MSCI EMU	iShares MSCI EMU Index Fund	Diversified
MSCI France	iShares MSCI France Index Fund	Non-diversified
MSCI Germany	iShares MSCI Germany Index Fund	Non-diversified
MSCI Italy Capped	iShares MSCI Italy Capped Index Fund	Non-diversified
MSCI Netherlands	iShares MSCI Netherlands Investable Market Index Fund	Non-diversified
MSCI Spain Capped	iShares MSCI Spain Capped Index Fund	Non-diversified
MSCI Sweden	iShares MSCI Sweden Index Fund	Non-diversified
MSCI Switzerland Capped	iShares MSCI Switzerland Capped Index Fund	Non-diversified
MSCI United Kingdom	iShares MSCI United Kingdom Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES®, INC.

hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2  —  Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Austria Capped
Assets:
Common Stocks	$81,411,463	$—	$25	$81,411,488
Money Market Funds	2,672,758	—	—	2,672,758

	$84,084,221	$—	$25	$84,084,246

MSCI Belgium Capped
Assets:
Common Stocks	$71,112,045	$—	$—	$71,112,045
Money Market Funds	2,863,199	—	—	2,863,199

	$73,975,244	$—	$—	$73,975,244

MSCI Emerging Markets Eastern Europe
Assets:
Common Stocks	$116,469,025	$—	$—	$116,469,025
Preferred Stocks	4,428,052	—	—	4,428,052
Money Market Funds	219,611	—	—	219,611

	$121,116,688	$—	$—	$121,116,688

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI EMU
Assets:
Common Stocks	$3,459,834,306	$55,943	$9	$3,459,890,258
Preferred Stocks	—	348	—	348
Rights	73,459,831	—	—	73,459,831
Money Market Funds	46,149,664	—	—	46,149,664

	$3,579,443,801	$56,291	$9	$3,579,500,101

MSCI France
Assets:
Common Stocks	$526,511,311	$—	$—	$526,511,311
Money Market Funds	1,389,865	—	—	1,389,865

	$527,901,176	$—	$—	$527,901,176

MSCI Germany
Assets:
Common Stocks	$4,304,047,978	$—	$—	$4,304,047,978
Preferred Stocks	323,217,021	—	—	323,217,021
Money Market Funds	26,598,801	—	—	26,598,801
Liabilities:
Futures Contracts[a]	(383,449)	—	—	(383,449)

	$4,653,480,351	$—	$—	$4,653,480,351

MSCI Italy Capped
Assets:
Common Stocks	$718,260,903	$—	$—	$718,260,903
Rights	—	1,346		1,346
Money Market Funds	29,007,013	—	—	29,007,013

	$747,267,916	$1,346	$—	$747,269,262

MSCI Netherlands
Assets:
Common Stocks	$252,500,139	$—	$1	$252,500,140
Money Market Funds	7,664,564	—	—	7,664,564

	$260,164,703	$—	$1	$260,164,704

MSCI Spain Capped
Assets:
Common Stocks	$415,730,552	$222,138	$—	$415,952,690
Money Market Funds	10,404,551	—	—	10,404,551

	$426,135,103	$222,138	$—	$426,357,241

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Sweden
Assets:
Common Stocks	$433,847,376	$—	$—	$433,847,376
Money Market Funds	14,515	—	—	14,515

	$433,861,891	$—	$—	$433,861,891

MSCI Switzerland Capped
Assets:
Common Stocks	$897,654,768	$—	$—	$897,654,768
Money Market Funds	49,816	—	—	49,816

	$897,704,584	$—	$—	$897,704,584

MSCI United Kingdom
Assets:
Common Stocks	$2,643,733,469	$—	$—	$2,643,733,469
Money Market Funds	5,383,417	—	—	5,383,417
Futures Contracts[a]	107,092	—	—	107,092

	$2,649,223,978	$—	$—	$2,649,223,978

[a]	Futures contracts are shown at the net unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each Fund except for the iShares MSCI Emerging Markets Eastern Europe ETF, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to the iShares MSCI Emerging Markets Eastern Europe ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.56	Over $42 billion, up to and including $56 billion
0.50	Over $56 billion, up to and including $70 billion
0.45	Over $70 billion, up to and including $84 billion
0.40	Over $84 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended August 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follow:

iShares ETF	Securities Lending Agent Fees
MSCI Austria Capped	$4,870
MSCI Belgium Capped	10,051
MSCI Emerging Markets Eastern Europe	65
MSCI EMU	251,710
MSCI France	31,363

iShares ETF	Securities Lending Agent Fees
MSCI Germany	$194,860
MSCI Italy Capped	184,543
MSCI Netherlands	13,750
MSCI Spain Capped	196,100
MSCI Sweden	553
MSCI United Kingdom	45,427

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI Austria Capped	$20,797,293	$20,817,576
MSCI Belgium Capped	12,747,713	12,286,921
MSCI Emerging Markets Eastern Europe	7,191,463	4,733,794
MSCI EMU	130,046,186	113,266,566
MSCI France	24,998,225	24,995,310
MSCI Germany	136,830,213	134,817,627
MSCI Italy Capped	224,576,832	222,243,072
MSCI Netherlands	19,462,354	16,108,572
MSCI Spain Capped	71,234,831	63,606,133
MSCI Sweden	28,307,989	28,991,226
MSCI Switzerland Capped	104,692,791	101,116,728
MSCI United Kingdom	79,667,880	74,762,108

In-kind transactions (see Note 4) for the year ended August 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Austria Capped	$81,206,016	$67,473,375
MSCI Belgium Capped	43,505,683	6,270,277
MSCI Emerging Markets Eastern Europe	121,667,559	13,350,607
MSCI EMU	3,630,770,339	1,119,837,513
MSCI France	198,384,653	155,026,673
MSCI Germany	2,872,653,578	1,609,740,093
MSCI Italy Capped	685,344,701	180,423,198
MSCI Netherlands	190,623,960	41,430,853
MSCI Spain Capped	455,949,846	263,621,545
MSCI Sweden	90,069,674	85,985,183
MSCI Switzerland Capped	346,955,694	141,851,224
MSCI United Kingdom	1,194,077,683	18,163,270

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES®, INC.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies, the expiration of capital loss carryforwards,

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Austria Capped	$3,176,511	$13,096	$(3,189,607)
MSCI Belgium Capped	1,085,281	53,717	(1,138,998)
MSCI Emerging Markets Eastern Europe	(1,767,260)	(11,983)	1,779,243
MSCI EMU	113,112,662	120,471	(113,233,133)
MSCI France	35,752,593	47,405	(35,799,998)
MSCI Germany	191,977,211	642,347	(192,619,558)
MSCI Italy Capped	(4,096,181)	106,035	3,990,146
MSCI Netherlands	6,614,274	26,933	(6,641,207)
MSCI Spain Capped	3,776,171	94,583	(3,870,754)
MSCI Sweden	7,817,736	(19,064)	(7,798,672)
MSCI Switzerland Capped	40,693,650	349,428	(41,043,078)
MSCI United Kingdom	(26,313)	101,074	(74,761)

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI Austria Capped
Ordinary income	$1,541,991	$1,874,586

MSCI Belgium Capped
Ordinary income	$1,577,907	$1,434,412
Return of capital	—	27,668

	$1,577,907	$1,462,080

MSCI Emerging Markets Eastern Europe
Ordinary income	$885,320	$999,697

MSCI EMU
Ordinary income	$54,004,208	$26,115,000

MSCI France
Ordinary income	$13,699,998	$8,849,764
Return of capital	—	2,754

	$13,699,998	$8,852,518

MSCI Germany
Ordinary income	$70,323,492	$74,836,476

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	2013	2012
MSCI Italy Capped
Ordinary income	$13,839,281	$4,578,996
Return of capital	452,885	1,125

	$14,292,166	$4,580,121

MSCI Netherlands
Ordinary income	$2,491,248	$1,910,545

MSCI Spain Capped
Ordinary income	$10,629,551	$11,503,970

MSCI Sweden
Ordinary income	$12,548,817	$9,531,005
Return of capital	—	613,518

	$12,548,817	$10,144,523

MSCI Switzerland Capped
Ordinary income	$19,030,631	$14,947,529

MSCI United Kingdom
Ordinary income	$51,302,175	$49,722,633

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Austria Capped	$—	$(63,182,096)	$(34,546,307)	$(11,425,974)	$(109,154,377)
MSCI Belgium Capped	617,898	(43,420,799)	(4,832,208)	(5,637,457)	(53,272,566)
MSCI Emerging Markets Eastern Europe	667,494	(1,155,155)	(15,218,378)	(1,142,224)	(16,848,263)
MSCI EMU	3,579,263	(165,597,384)	(306,790,955)	(15,229,203)	(484,038,279)
MSCI France	126,723	(20,910,676)	(68,516,945)	(7,398,793)	(96,699,691)
MSCI Germany	—	(109,508,670)	(217,062,811)	(22,044,028)	(348,615,509)
MSCI Italy Capped	—	(39,798,845)	(34,304,008)	(27,474,940)	(101,577,793)
MSCI Netherlands	819,092	(38,497,909)	(13,806,567)	(2,006,500)	(53,491,884)
MSCI Spain Capped	4,164,108	(50,037,548)	(76,576,288)	(3,430,462)	(125,880,190)
MSCI Sweden	1,948,854	(35,601,581)	(3,647,553)	(3,767,678)	(41,067,958)
MSCI Switzerland Capped	—	(39,164,271)	90,662,452	(5,171,180)	46,327,001
MSCI United Kingdom	19,086,760	(102,255,038)	(20,298,893)	(19,365,316)	(122,832,487)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Austria Capped	$13,211,949	$—	$9,795,917	$2,587,916	$7,102,366	$16,657,011	$13,826,937	$63,182,096
MSCI Belgium Capped	5,919,544	—	—	1,698,444	5,953,120	10,826,174	19,023,517	43,420,799
MSCI Emerging Markets Eastern Europe	950,241	—	—	—	—	—	204,914	1,155,155
MSCI EMU	40,686,903	—	—	—	26,644,200	68,035,542	30,230,739	165,597,384
MSCI France	7,140,691	—	158,472	335,795	3,408,374	7,008,530	2,858,814	20,910,676
MSCI Germany	13,389,269	—	4,227,713	3,394,735	27,790,050	28,490,949	32,215,954	109,508,670
MSCI Italy Capped	8,953,638	—	—	472,268	2,743,650	18,169,627	9,459,662	39,798,845
MSCI Netherlands	6,234,179	403,525	260,715	1,195,162	5,819,153	22,256,170	2,329,005	38,497,909
MSCI Spain Capped	20,350,046	—	—	—	5,946,927	15,120,672	8,619,903	50,037,548
MSCI Sweden	7,978,720	107,613	—	100,015	13,686,746	8,483,510	5,244,977	35,601,581
MSCI Switzerland Capped	6,801,347	—	—	—	2,837,786	22,569,380	6,955,758	39,164,271
MSCI United Kingdom	32,715,559	7,063,063	—	261,754	16,140,312	23,559,917	22,514,433	102,255,038

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Austria Capped	$118,606,144	$17,079	$(34,538,977)	$(34,521,898)
MSCI Belgium Capped	78,807,480	6,208,615	(11,040,851)	(4,832,236)
MSCI Emerging Markets Eastern Europe	136,326,340	1,817,536	(17,027,188)	(15,209,652)
MSCI EMU	3,886,297,512	61,011,719	(367,809,130)	(306,797,411)
MSCI France	596,413,156	20,586,631	(89,098,611)	(68,511,980)
MSCI Germany	4,870,852,698	261,265,682	(478,254,580)	(216,988,898)
MSCI Italy Capped	781,578,801	31,280,844	(65,590,383)	(34,309,539)
MSCI Netherlands	273,965,304	10,262,006	(24,062,606)	(13,800,600)
MSCI Spain Capped	502,931,883	4,017,103	(80,591,745)	(76,574,642)
MSCI Sweden	437,511,087	34,255,883	(37,905,079)	(3,649,196)
MSCI Switzerland Capped	807,008,133	127,148,424	(36,451,973)	90,696,451
MSCI United Kingdom	2,669,376,174	185,817,133	(206,076,421)	(20,259,288)

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Funds as of August 31, 2013 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
iShares MSCI United Kingdom ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation)[a]	$107,092

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments.

Liabilities
iShares MSCI Germany ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation)[b]	$(383,449)

[b]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Funds during the year ended August 31, 2013 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Germany ETF	iShares MSCI United Kingdom ETF
Equity contracts:
Futures contracts	$4,784,524	$1,219,817

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Germany ETF	iShares MSCI United Kingdom ETF
Equity contracts:
Futures contracts	$(2,015,907)	$74,070

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2013:

	iShares MSCI Germany ETF	iShares MSCI United Kingdom ETF
Average number of contracts purchased	83	140
Average value of contracts purchased	$20,886,231	$13,468,808

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	97

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI Emerging Markets Eastern Europe ETF, iShares MSCI EMU ETF, iShares MSCI France ETF, iShares MSCI Germany ETF, iShares MSCI Italy Capped ETF, iShares MSCI Netherlands ETF, iShares MSCI Spain Capped ETF, iShares MSCI Sweden ETF, iShares MSCI Switzerland Capped ETF and iShares MSCI United Kingdom ETF (the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Austria Capped	$2,216,218	$270,589
MSCI Belgium Capped	2,167,996	320,232
MSCI Emerging Markets Eastern Europe	2,131,627	303,691
MSCI EMU	75,861,299	9,415,895
MSCI France	18,801,676	2,666,038
MSCI Germany	101,342,138	13,276,027
MSCI Italy Capped	18,644,814	2,696,365
MSCI Netherlands	4,396,007	602,587
MSCI Spain Capped	13,627,231	721,321
MSCI Sweden	16,370,666	2,240,728
MSCI Switzerland Capped	25,511,315	2,913,653
MSCI United Kingdom	69,469,278	801,316

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI Austria Capped	$1,812,580
MSCI Belgium Capped	1,898,139
MSCI Emerging Markets Eastern Europe	1,189,011
MSCI EMU	63,420,103
MSCI France	16,366,036
MSCI Germany	83,599,519

iShares ETF	Qualified Dividend Income
MSCI Italy Capped	$16,535,646
MSCI Netherlands	3,093,835
MSCI Spain Capped	11,350,872
MSCI Sweden	14,789,545
MSCI Switzerland Capped	21,944,284
MSCI United Kingdom	52,103,491

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	99

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	101

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI Austria Capped Investable Market Index Fund, iShares MSCI Belgium Capped Investable Market Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, and iShares MSCI Spain Capped Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	103

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Austria Capped	$0.288384	$—	$0.050000	$0.338384	85%	—%	15%	100%
MSCI Belgium Capped	0.393853	—	—	0.393853	100	—	—	100
MSCI Emerging Markets Eastern Europe	0.318148	—	—	0.318148	100	—	—	100
MSCI EMU	0.917460	—	—	0.917460	100	—	—	100
MSCI France	0.682710	—	—	0.682710	100	—	—	100
MSCI Italy Capped	0.307103	—	—	0.307103	100	—	—	100
MSCI Netherlands	0.341021	—	—	0.341021	100	—	—	100
MSCI Spain Capped	1.243981	—	—	1.243981	100	—	—	100
MSCI United Kingdom	0.514975	—	—	0.514975	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Austria Capped ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	6	0.43%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	5	0.36
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	26	1.88
Greater than 1.0% and Less than 1.5%	70	5.07
Greater than 0.5% and Less than 1.0%	205	14.83
Between 0.5% and –0.5%	711	51.46
Less than –0.5% and Greater than –1.0%	164	11.87
Less than –1.0% and Greater than –1.5%	82	5.93
Less than –1.5% and Greater than –2.0%	41	2.97
Less than –2.0% and Greater than –2.5%	24	1.74
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5%	6	0.43

	1,382	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Belgium Capped ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	4	0.29%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	30	2.17
Greater than 1.0% and Less than 1.5%	62	4.49
Greater than 0.5% and Less than 1.0%	182	13.17
Between 0.5% and –0.5%	793	57.38
Less than –0.5% and Greater than –1.0%	156	11.30
Less than –1.0% and Greater than –1.5%	76	5.49
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0%	5	0.36

	1,382	100.00%

iShares MSCI Emerging Market Eastern Europe ETF

Period Covered: October 1, 2009 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.32%
Greater than 3.0% and Less than 3.5%	2	0.21
Greater than 2.5% and Less than 3.0%	5	0.53
Greater than 2.0% and Less than 2.5%	6	0.64
Greater than 1.5% and Less than 2.0%	23	2.44
Greater than 1.0% and Less than 1.5%	51	5.41
Greater than 0.5% and Less than 1.0%	187	19.85
Between 0.5% and –0.5%	468	49.69
Less than –0.5% and Greater than –1.0%	93	9.87
Less than –1.0% and Greater than –1.5%	54	5.73
Less than –1.5% and Greater than –2.0%	29	3.08
Less than –2.0% and Greater than –2.5%	11	1.17
Less than –2.5% and Greater than –3.0%	3	0.32
Less than –3.0% and Greater than –3.5%	5	0.53
Less than –3.5% and Greater than –4.0%	2	0.21

	942	100.00%

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI EMU ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	13	0.94%
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	30	2.17
Greater than 1.0% and Less than 1.5%	64	4.63
Greater than 0.5% and Less than 1.0%	204	14.76
Between 0.5% and –0.5%	776	56.16
Less than –0.5% and Greater than –1.0%	151	10.93
Less than –1.0% and Greater than –1.5%	65	4.70
Less than –1.5% and Greater than –2.0%	31	2.24
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI France ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	5	0.36%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	31	2.24
Greater than 1.0% and Less than 1.5%	74	5.35
Greater than 0.5% and Less than 1.0%	230	16.64
Between 0.5% and –0.5%	755	54.64
Less than –0.5% and Greater than –1.0%	139	10.06
Less than –1.0% and Greater than –1.5%	63	4.56
Less than –1.5% and Greater than –2.0%	32	2.32
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	1	0.07

	1,382	100.00%

108	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Germany ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	5	0.36%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	65	4.70
Greater than 0.5% and Less than 1.0%	196	14.19
Between 0.5% and –0.5%	832	60.21
Less than –0.5% and Greater than –1.0%	134	9.71
Less than –1.0% and Greater than –1.5%	59	4.27
Less than –1.5% and Greater than –2.0%	21	1.52
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	109

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Italy Capped ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.22%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	6	0.43
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	32	2.32
Greater than 1.0% and Less than 1.5%	100	7.24
Greater than 0.5% and Less than 1.0%	224	16.22
Between 0.5% and –0.5%	691	50.00
Less than –0.5% and Greater than –1.0%	150	10.85
Less than –1.0% and Greater than –1.5%	79	5.72
Less than –1.5% and Greater than –2.0%	31	2.24
Less than –2.0% and Greater than –2.5%	15	1.09
Less than –2.5% and Greater than –3.0%	9	0.65
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5%	2	0.14

	1,382	100.00%

110	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Netherlands ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	11	0.80
Greater than 1.5% and Less than 2.0%	24	1.74
Greater than 1.0% and Less than 1.5%	66	4.78
Greater than 0.5% and Less than 1.0%	201	14.55
Between 0.5% and –0.5%	788	57.03
Less than –0.5% and Greater than –1.0%	150	10.85
Less than –1.0% and Greater than –1.5%	73	5.29
Less than –1.5% and Greater than –2.0%	22	1.59
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	7	0.51
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	111

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Spain Capped ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	11	0.80%
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	33	2.39
Greater than 1.0% and Less than 1.5%	79	5.72
Greater than 0.5% and Less than 1.0%	216	15.63
Between 0.5% and –0.5%	691	50.00
Less than –0.5% and Greater than –1.0%	171	12.37
Less than –1.0% and Greater than –1.5%	83	6.01
Less than –1.5% and Greater than –2.0%	34	2.46
Less than –2.0% and Greater than –2.5%	15	1.09
Less than –2.5% and Greater than –3.0%	11	0.80
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5% and Greater than –6.0%	1	0.07

	1,382	100.00%

112	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Sweden ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	3	0.22%
Greater than 5.5% and Less than 6.0%	2	0.14
Greater than 5.0% and Less than 5.5%	3	0.22
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	42	3.04
Greater than 1.0% and Less than 1.5%	87	6.30
Greater than 0.5% and Less than 1.0%	208	15.05
Between 0.5% and –0.5%	671	48.55
Less than –0.5% and Greater than –1.0%	169	12.23
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	42	3.04
Less than –2.0% and Greater than –2.5%	17	1.23
Less than –2.5% and Greater than –3.0%	11	0.80
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	1	0.07
Less than –6.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Switzerland Capped ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	7	0.51%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	55	3.98
Greater than 0.5% and Less than 1.0%	205	14.83
Between 0.5% and –0.5%	864	62.53
Less than –0.5% and Greater than –1.0%	114	8.25
Less than –1.0% and Greater than –1.5%	60	4.34
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0%	6	0.43

	1,382	100.00%

114	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI United Kingdom ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	5	0.36%
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	13	0.94
Greater than 1.5% and Less than 2.0%	39	2.82
Greater than 1.0% and Less than 1.5%	135	9.78
Greater than 0.5% and Less than 1.0%	366	26.49
Between 0.5% and –0.5%	637	46.10
Less than –0.5% and Greater than –1.0%	93	6.73
Less than –1.0% and Greater than –1.5%	38	2.75
Less than –1.5% and Greater than –2.0%	16	1.16
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	5	0.36
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	1	0.07

	1,382	100.00%

SUPPLEMENTAL INFORMATION	115

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

116	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	117

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

118	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	119

Notes:

120	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	121

Notes:

122	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-82-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Australia ETF | EWA | NYSE Arca
➢	iShares MSCI Hong Kong ETF | EWH | NYSE Arca
➢	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca
➢	iShares MSCI Malaysia ETF | EWM | NYSE Arca
➢	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca
➢	iShares MSCI Singapore ETF | EWS | NYSE Arca
➢	iShares MSCI South Korea Capped ETF | EWY | NYSE Arca
➢	iShares MSCI Taiwan ETF | EWT | NYSE Arca
➢	iShares MSCI Thailand Capped ETF | THD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

ASIA MARKET OVERVIEW

Asian stock markets experienced mixed performance during the 12-month period ended August 31, 2013 (the “reporting period”). Slow global growth and shifting policy winds in the Western world were among the biggest challenges for Asian equities during the reporting period.

Asian equities began the reporting period with weak performance, partially due to the European debt crisis. Global stock markets rallied in the fall of 2012 when the European Central Bank (the “ECB”) pledged to backstop the euro by buying bonds of the weaker Southern European countries. The ECB’s move relieved tension related to Europe’s debt crisis, which calmed markets throughout the world. Asian equities benefited from the rally on expectations of improving growth in Europe and the United States.

During the first quarter of 2013, Asian equities broadly declined. Stocks in Europe and the United States posted solid returns on better-than-expected economic data, while emerging markets declined on expectations that growth would remain uneven until the developed world established a solid growth trend.

Most Asian stock markets tumbled from May 2013 through the end of the reporting period. The U.S. Federal Reserve Bank (the “Fed”) announced that it may reduce bond purchases, which was helping stimulate global growth. The announcement unnerved investors, prompting a global selloff in equities and other risky assets. Emerging markets proved to be particularly vulnerable to the policy change, as most emerging countries rely heavily on foreign capital for economic growth and balance between imports and exports. Most emerging markets experienced an exodus of foreign capital, which lowered the value of their stocks and currencies.

China’s economy grew at roughly 8.0% annualized pace during the reporting period, which was down from the torrid 10.0% growth rate of prior decades. The Chinese economy continued to transition from investment and export-driven growth to a focus on domestic consumption. This shift toward more sustainable growth sources has generated slower growth rates for the Chinese economy in recent years, extending into the reporting period. Fears of bad loans and excessive debt levels hindered economic development somewhat, prompting the International Monetary Fund to sound a warning about the Chinese banking system. In June 2013, interbank lending rates hit an all-time high on fears of bad debt.

The economic slowdown in China, the largest economy in Asia, reverberated throughout Asia. Countries that rely heavily on exports to China — Indonesia, Thailand, Malaysia and South Korea — experienced economic difficulty, as exports to China and foreign investment declined. Australia’s economy also downshifted, reflecting weaker exports of natural resources to China. Meanwhile, Hong Kong’s economy continued to benefit from Chinese tourism and shopping, as visitors were attracted to the lack of sales tax and a reputation for authentic consumer items. The Philippines was also a bright spot, as services and investment grew at a relatively fast pace.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.06%	6.03%	7.45%	7.06%	6.03%	7.45%
5 Years	5.05%	5.04%	5.38%	27.93%	27.89%	29.97%
10 Years	12.75%	12.55%	12.61%	231.90%	226.07%	228.06%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$892.40	$2.38	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA ETF

The iShares MSCI Australia ETF (the “Fund”), formerly the iShares MSCI Australia Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Australia IndexSM (the “Index”). The Index consists of stocks traded primarily on the Australian Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 7.06%, net of fees, while the total return for the Index was 7.45%.

The Index posted a positive return during the reporting period. The Australian stock market rallied until April 2013, when concerns over Australia’s economic growth drove the stocks and the Australian dollar lower. Slowing growth in China led to a contraction in Australian mineral exports, while the residential real estate market cooled.

The financials sector, which comprised nearly half of the Index on average, delivered a positive return and contributed more to the Index’s performance than any other sector. Australian bank stocks hit an all-time high in April 2013, as record profits, increasing dividends and low levels of bad debt generated solid performance. In April, investors began to rotate away from bank stocks to less economically sensitive sectors, reacting to weaker mortgage lending and slower economic growth. Investors favored the steady growth of the Australian health care sector, which posted the Index’s highest sector return during the reporting period.

On the other end of the spectrum, energy stocks finished the reporting period relatively unchanged, as oil and gas prices experienced significant volatility. Moderate demand due to the slowing global economy and additional energy supply from North America restrained energy prices. Consumer staples stocks posted a positive return, but lagged many of the other sectors in the Index. The materials sector, which comprised nearly 20% of the Index, declined slightly during the reporting period. Many of the companies in the sector are tied to the metals and mining business, which slumped due to lower metals prices.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	50.24%
Basic Materials	16.45
Consumer Non-Cyclical	12.03
Consumer Cyclical	5.77
Industrial	4.72
Energy	4.52
Utilities	2.37
Communications	2.32
Technology	0.43
Short-Term and Other Net Assets	1.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Commonwealth Bank of Australia	11.02%
BHP Billiton Ltd.	10.77
Westpac Banking Corp.	9.14
Australia and New Zealand Banking Group Ltd.	7.65
National Australia Bank Ltd.	7.13
Woolworths Ltd.	4.17
Wesfarmers Ltd.	3.84
CSL Ltd.	3.14
Rio Tinto Ltd.	2.38
Woodside Petroleum Ltd.	2.36

TOTAL	61.60%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.04%	14.20%	15.73%	15.04%	14.20%	15.73%
5 Years	7.08%	6.99%	7.70%	40.79%	40.17%	44.88%
10 Years	10.76%	10.67%	11.36%	177.92%	175.54%	193.39%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$961.90	$2.47	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG ETF

The iShares MSCI Hong Kong ETF (the “Fund”), formerly the iShares MSCI Hong Kong Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Hong Kong IndexSM (the “Index”). The Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 15.04%, net of fees, while the total return for the Index was 15.73%.

Hong Kong experienced slow economic growth during the reporting period. Nevertheless, the Hong Kong stock market rallied, boosted by solid corporate profits. The Index’s strong performance during the first half of the reporting period was limited somewhat by a sharp selloff during the early summer, as concerns about China’s banking system and the prospect of declining global liquidity concerned foreign investors. The Hong Kong stock market stabilized toward the end of the reporting period, as policy makers in the U.S. and China provided additional clarity.

The Index held more than half of its weight on average in financials stocks during the reporting period, reflecting the country’s highly developed banking system. Financials stocks delivered strong performance, contributing approximately half of the Index’s total return. Low interest rates and solid banking profits offset fears of credit problems in China, slow exports and slack global demand.

Consumer discretionary stocks were the second largest contributor to Index performance during the reporting period. Hong Kong consumer spending received a boost from Chinese tourism and shopping, as visitors continued to be attracted by the lack of sales tax and a reputation for authentic consumer items. The Index’s industrials stocks also performed well. At the other end of the spectrum, the information technology sector declined during the reporting period, detracting modestly from Index performance. The utilities sector posted a positive return, but lagged other sectors in the Index.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	53.42%
Consumer Cyclical	14.82
Diversified	13.89
Utilities	11.04
Industrial	3.90
Communications	1.10
Consumer Non-Cyclical	0.73
Technology	0.65
Short-Term and Other Net Assets	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

AIA Group Ltd.	14.98%
Hutchison Whampoa Ltd.	7.36
Sun Hung Kai Properties Ltd.	6.04
Cheung Kong (Holdings) Ltd.	6.04
Hong Kong Exchanges and Clearing Ltd.	4.78
CLP Holdings Ltd.	3.95
Sands China Ltd.	3.89
Hong Kong and China Gas Co. Ltd. (The)	3.75
Wharf (Holdings) Ltd. (The)	3.48
Galaxy Entertainment Group Ltd.	3.43

TOTAL	57.70%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.07%	16.76%	18.72%	18.07%	16.76%	18.72%
5 Years	5.03%	5.03%	5.35%	27.80%	27.83%	29.77%
Since Inception	2.25%	2.11%	2.58%	13.51%	12.61%	15.60%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/20/07. The first day of secondary market trading was 12/21/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,057.20	$2.59	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

The iShares MSCI Japan Small-Cap ETF (the “Fund”), formerly the iShares MSCI Japan Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Japan Small Cap IndexSM (the “Index”). The Index targets 40% of the eligible small-cap universe within each industry group in the MSCI Japan Index, which consists of stocks traded primarily on the Tokyo Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 18.07%, net of fees, while the total return for the Index was 18.72%.

The Index rallied sharply during the reporting period. The Japanese stock market posted its biggest gains from November 2012 to May 2013, buoyed by optimism about new leadership in Japan and changes to Japanese monetary policy.

The Japanese economy has been mired in slow growth and declining prices for more than a decade. During the reporting period, the new leadership of Japan made strong commitments to quantitative easing, or asset purchases by the Bank of Japan, to support growth and risk taking sentiment. These relatively drastic monetary policy moves ignited a sharp rally in stocks and a decline in the Japanese yen, as investors hoped that Japan’s export-driven economy would benefit from the stimulus and other economic reforms. The Japanese stock market declined with global markets during the summer of 2013, as investors reacted to the Fed’s announcement that it may slow the pace of bond purchasing.

Turning to sector performance, all of the economic sectors in the Index posted positive returns during the reporting period. The financials sector had the largest positive impact on Index performance, as investors anticipated improving credit conditions and rising profits. The industrials sector also delivered a solid contribution to return in expectation of increasing exports and higher infrastructure spending. The consumer discretionary sector performed well on the hope that Japanese consumers would increase spending following many years of heavy saving. The information technology and materials sectors rounded out the top contributors to Index performance during the reporting period, reflecting expectations of a broad-based economic recovery.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Industrial	24.91%
Consumer Cyclical	22.04
Financial	18.13
Consumer Non-Cyclical	14.29
Basic Materials	10.88
Communications	4.71
Technology	4.20
Energy	0.29
Utilities	0.21
Diversified	0.08
Short-Term and Other Net Assets	0.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Kakaku.com Inc.	0.60%
Nippon Paint Co. Ltd.	0.58
Advance Residence Investment Corp.	0.58
Dowa Holdings Co. Ltd.	0.54
Ebara Corp.	0.54
Sawai Pharmaceutical Co. Ltd.	0.53
Nippon Kayaku Co. Ltd.	0.51
OBIC Co. Ltd.	0.48
Zeon Corp.	0.47
Misumi Group Inc.	0.45

TOTAL	5.28%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI MALAYSIA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.02%	1.73%	3.53%	3.02%	1.73%	3.53%
5 Years	12.57%	12.53%	13.17%	80.78%	80.47%	85.60%
10 Years	12.69%	12.44%	13.35%	230.39%	223.11%	250.14%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,013.80	$2.54	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA ETF

The iShares MSCI Malaysia ETF (the “Fund”), formerly the iShares MSCI Malaysia Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Malaysia IndexSM (the “Index”). The Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 3.02%, net of fees, while the total return for the Index was 3.53%.

The Index posted a modest positive return during the reporting period. The Malaysian stock market advanced in the first half of the reporting period, as investors anticipated improving economic prospects. In the second half of the reporting period, the Index declined sharply, as investors became concerned with slow economic growth and potential changes to the Fed’s economic stimulus. Foreign capital flowed out of the Malaysian economy, driving the Malaysian ringgit lower. Later in the summer, concerns about government debt levels and lack of substantive reform measures darkened the country’s credit outlook. As a result, Malaysian stocks finished the reporting period with a modest gain.

The financials sector, representing approximately 30% of the Index on average, was the largest contributor to performance during the reporting period. Financials stocks posted a slight gain despite credit and growth concerns in the final months of the reporting period. The energy sector posted solid gains, as the country’s largest petroleum companies logged gains amid volatile commodity prices. The utilities sector also advanced, contributing to Index performance. On the other end of the spectrum, the industrials and consumer staples sectors posted negative returns for the reporting period, detracting from Index performance.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	30.03%
Communications	13.53
Consumer Non-Cyclical	13.13
Consumer Cyclical	10.48
Diversified	9.30
Utilities	9.09
Industrial	5.50
Energy	4.50
Basic Materials	4.21
Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Malayan Banking Bhd	9.87%
CIMB Group Holdings Bhd	7.55
Sime Darby Bhd	5.77
Tenaga Nasional Bhd	5.57
Genting Bhd	4.34
Petronas Chemicals Group Bhd	4.21
Public Bank Bhd Foreign	4.13
Axiata Group Bhd	3.92
DiGi.Com Bhd	3.74
IOI Corp. Bhd	3.55

TOTAL	52.65%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI PACIFIC EX JAPAN ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.87%	6.84%	8.36%	7.87%	6.84%	8.36%
5 Years	5.73%	5.75%	6.06%	32.15%	32.25%	34.21%
10 Years	12.27%	12.02%	12.33%	218.12%	211.25%	219.96%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$913.40	$2.36	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC EX JAPAN ETF

The iShares MSCI Pacific ex Japan ETF (the “Fund”), formerly the iShares MSCI Pacific ex-Japan Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Pacific ex-Japan IndexSM (the “Index”). The Index consists of stocks from Australia, Hong Kong, New Zealand and Singapore. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 7.87%, net of fees, while the total return for the Index was 8.36%.

The Index posted a single-digit return during the reporting period, buoyed by gains in Australia, Hong Kong and Singapore.

During the reporting period, the Index held nearly two-thirds of its weight on average in Australian stocks, reflecting the large size of the country’s economy and stock market capitalization relative to other Pacific region countries. As such, Australian stocks were the largest contributor to the Index’s performance during the reporting period. The Australian stock market rallied until April 2013, when concerns about economic growth sent stocks and the Australian dollar lower. Slowing growth in China led to a contraction in Australian mineral exports, while the residential real estate market cooled. The financials and health care sectors were the top performers in Australia, while energy, consumer staples and materials stocks lagged other sectors in Australia.

Hong Kong was the second largest country weighting on average and the second largest contributor to performance during the reporting period. Despite slow economic growth, the Hong Kong stock market rallied, boosted by solid corporate profits. The financials and consumer discretionary sectors were the largest positive contributors to performance in Hong Kong. Hong Kong’s information technology sector declined during the reporting period, which weighed on the Index’s return somewhat.

The Index’s allocation to Singapore stocks posted relatively flat performance for the reporting period. Singapore’s service-based economy grew at a relatively slow pace, as the economic slowdown in China continued to weigh on the Asian region. Financials stocks helped performance, while industrials stocks detracted during the reporting period, reflecting weak global trade.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	50.56%
Basic Materials	10.44
Consumer Cyclical	8.52
Consumer Non-Cyclical	8.41
Industrial	5.74
Utilities	4.26
Diversified	4.06
Communications	3.90
Energy	2.87
Technology	0.44
Short-Term and Other Net Assets	0.80

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Commonwealth Bank of Australia (Australia)	6.96%
BHP Billiton Ltd. (Australia)	6.82
Westpac Banking Corp. (Australia)	5.78
Australia and New Zealand Banking Group Ltd. (Australia)	4.71
National Australia Bank Ltd. (Australia)	4.61
AIA Group Ltd. (Hong Kong)	3.53
Woolworths Ltd. (Australia)	2.64
Wesfarmers Ltd. (Australia)	2.43
CSL Ltd. (Australia)	2.01
Hutchison Whampoa Ltd. (Hong Kong)	1.65

TOTAL	41.14%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.38)%	(1.28)%	0.52%	(0.38)%	(1.28)%	0.52%
5 Years	6.03%	6.19%	6.27%	33.99%	35.02%	35.52%
10 Years	12.97%	12.80%	13.03%	238.41%	233.60%	240.30%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$925.40	$2.43	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE ETF

The iShares MSCI Singapore ETF (the “Fund”), formerly the iShares MSCI Singapore Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Singapore IndexSM (the “Index”). The Index consists of stocks traded primarily on the Singapore Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -0.38%, net of fees, while the total return for the Index was 0.52%.

The Index posted a relatively flat return for the reporting period. Singapore’s service-based economy grew at a relatively slow pace, as the economic slowdown in China continued to weigh on the Asian region. The Index posted a solid gain until May 2013, when concerns over the Fed’s monetary policy and foreign capital outflows began driving stock prices lower.

The financials sector was the largest contributor to Index performance during the reporting period. Approximately half of the Index’s weight on average was invested in financials stocks, reflecting Singapore’s relatively large banking sector. Low interest rates and solid credit conditions led to higher profits, driving the performance of Singapore’s banks. The financials sector declined during the second half of the reporting period, as fears about China’s banking system weighed on the sector. The telecommunication services sector advanced during the reporting period, helping performance on the margin.

On the other end of the spectrum, the industrials sector fell, detracting from performance during the reporting period. Singapore’s industrials sector is narrowly focused on global shipping and trade, as the country is a center for global trade. The slow pace of global growth meant slow trade and few exports during the reporting period. Consumer-based stocks also declined, detracting from Index performance despite rising consumer spending. Toward the end of the reporting period, fear of inflation and the Fed’s potential shift to reducing monetary stimulus weighed on the consumer-based sectors.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	51.11%
Communications	15.89
Industrial	10.72
Consumer Cyclical	9.80
Diversified	6.64
Consumer Non-Cyclical	5.16
Short-Term and Other Net Assets	0.68

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Singapore Telecommunications Ltd.	11.88%
United Overseas Bank Ltd.	11.22
Oversea-Chinese Banking Corp. Ltd.	11.16
DBS Group Holdings Ltd.	10.90
Keppel Corp. Ltd.	5.17
Global Logistic Properties Ltd.	3.56
Genting Singapore PLC	3.46
CapitaLand Ltd.	3.25
Singapore Press Holdings Ltd.	2.95
Singapore Exchange Ltd.	2.74

TOTAL	66.29%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH KOREA CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.65%	2.21%	5.01%	3.65%	2.21%	5.01%
5 Years	6.68%	6.65%	7.34%	38.15%	38.01%	42.53%
10 Years	10.54%	10.38%	11.44%	172.32%	168.37%	195.29%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Korea IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 IndexSM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$925.50	$2.96	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

The iShares MSCI South Korea Capped ETF (the “Fund”), formerly the iShares MSCI South Korea Capped Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Korea 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index and consists of stocks traded primarily on the Stock Market Division of the Korean Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 3.65%, net of fees, while the total return for the Index was 5.01%.

The Index delivered a modest gain during the reporting period. South Korean stocks began the reporting period with solid performance, but 2013 brought difficult economic conditions and declining stock prices. A sharp rally late in the reporting period helped the Index finish in positive territory.

South Korea’s economic difficulties stemmed from the global economic slowdown, as exports account for approximately half of the country’s economic growth. Slow exports meant the South Korean economic growth was stagnant throughout most of the reporting period, as choppy industrial production and slow consumer spending resulted from weak export demand. Similarly, stock prices were negatively influenced by the Fed’s announcement that its economic stimulus program could slow in the months ahead. However, late in the reporting period, the government provided economic stimulus and tax cuts, while the Bank of Korea cut interest rates. Consumer spending and construction rose, spurring faster economic growth. Stocks responded to the brighter economic outlook, staging a sharp rally during the final month of the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Technology	25.96%
Consumer Cyclical	21.31
Financial	14.10
Industrial	13.55
Basic Materials	8.83
Communications	5.38
Consumer Non-Cyclical	5.31
Energy	3.40
Utilities	1.60
Diversified	0.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Samsung Electronics Co. Ltd.	22.36%
Hyundai Motor Co.	6.34
POSCO	3.50
Hyundai Mobis Co. Ltd.	3.16
Kia Motors Corp.	2.95
Shinhan Financial Group Co. Ltd.	2.91
SK Hynix Inc.	2.46
LG Chem Ltd.	2.23
KB Financial Group Inc.	2.14
NHN Corp.	2.13

TOTAL	50.18%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI TAIWAN ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.30%	8.71%	10.76%	10.30%	8.71%	10.76%
5 Years	4.37%	4.33%	4.83%	23.85%	23.61%	26.59%
10 Years	4.88%	4.46%	5.55%	61.04%	54.69%	71.64%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,008.90	$3.09	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN ETF

The iShares MSCI Taiwan ETF (the “Fund”), formerly the iShares MSCI Taiwan Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan IndexSM (the “Index”). The Index consists of stocks traded primarily on the Taiwan Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 10.30%, net of fees, while the total return for the Index was 10.76%.

The Index posted a solid return during the reporting period. The performance of Taiwan’s stock market fluctuated with the global economic outlook, as the Taiwanese economy relies heavily on exports. The sharpest downturn in performance occurred from May to June 2013. The Fed announced a potential reduction in its economic stimulus program, which resulted in capital flows away from emerging markets, including Taiwan. Similarly, fears related to the Chinese banking system drove markets lower during the summer of 2013. Improving exports during the last months of the reporting period spurred renewed interest in Taiwanese stocks, leading to a volatile rally.

The information technology sector, which comprised more than half of the Index on average, advanced despite modest economic growth and slow business spending. The gains in information technology stocks were responsible for approximately half of the Index’s total return during the reporting period. Financials stocks also rose, delivering the second largest contribution to Index returns. The Index held relatively small allocations to consumer-based stocks throughout the reporting period, but solid profits and steady consumer spending led to rising stock prices.

On the other end of the spectrum, energy stocks declined during the reporting period due to volatile oil and gas prices and slow global growth. The energy sector was the only sector with a negative return during the reporting period, but the Index held less than 1% in the sector on average, limiting the negative impact. Industrials and materials stocks posted modest gains, lagging other sectors in the Index during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Technology	36.41%
Industrial	18.98
Financial	17.48
Basic Materials	10.25
Consumer Cyclical	6.84
Communications	6.20
Consumer Non-Cyclical	2.27
Energy	0.65
Short-Term and Other Net Assets	0.92

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	19.87%
Hon Hai Precision Industry Co. Ltd.	6.58
MediaTek Inc.	3.61
Chunghwa Telecom Co. Ltd.	2.90
Cathay Financial Holding Co. Ltd.	2.50
Formosa Plastics Corp.	2.48
China Steel Corp.	2.33
Nan Ya Plastics Corp.	2.25
Fubon Financial Holding Co. Ltd.	2.22
CTBC Financial Holding Co. Ltd.	2.03

TOTAL	46.77%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI THAILAND CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.65)%	(3.16)%	(1.38)%	(1.65)%	(3.16)%	(1.38)%
5 Years	15.20%	15.08%	15.75%	102.92%	101.80%	107.77%
Since Inception	8.71%	8.46%	9.19%	57.49%	55.49%	61.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand IMI 25/50 IndexSM.

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$764.60	$2.71	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

The iShares MSCI Thailand Capped ETF (the “Fund”), formerly the iShares MSCI Thailand Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Thailand IMI 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index and consists of stocks traded primarily on the Stock Exchange of Thailand. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -1.65%, net of fees, while the total return for the Index was -1.38%.

The Index declined during the reporting period. The Thai stock market posted steady gains during the first half of the reporting period. The economy of Thailand exceeded expectations, partially due to the government’s economic stimulus and infrastructure programs. In May 2013, the Fed indicated that its economic stimulus program may be reduced going forward, which weighed on emerging markets, particularly Thailand. Foreign capital flowed out of the country, sparking a sharp selloff in the Thai equity market. Meanwhile, economic growth contracted during the second half of the reporting period, as exports slid due to slow global growth and domestic consumption declined.

During late 2012 and early 2013, the economy of Thailand experienced solid growth, which depended heavily on household borrowing and large scale infrastructure projects funded by the government. Slow global growth hurt the Thai economy, as the nation’s exports declined. The Bank of Thailand cut interest rates in May 2013 to counter the economic slowdown. However, high household debt levels and rising prices limited the central bank’s ability to stimulate real economic growth. The weak economic environment led to the Index’s negative return during the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	33.94%
Energy	18.13
Communications	11.88
Consumer Cyclical	9.27
Industrial	7.16
Consumer Non-Cyclical	6.40
Basic Materials	5.94
Diversified	4.33
Utilities	1.97
Technology	0.31
Short-Term and Other Net Assets	0.67

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

PTT PCL NVDR	7.98%
Advanced Information Service PCL NVDR	7.07
Siam Commercial Bank PCL NVDR	6.70
PTT Exploration & Production PCL NVDR	6.47
Kasikornbank PCL Foreign	5.13
CP All PCL NVDR	4.28
Bangkok Bank PCL Foreign	4.05
Siam Cement PCL Foreign	3.20
PTT Global Chemical PCL NVDR	2.90
Kasikornbank PCL NVDR	2.78

TOTAL	50.56%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.85%

AIRLINES — 0.14%
Qantas Airways Ltd.[a]	2,220,820	$2,709,822

		2,709,822
BANKS — 35.32%
Australia and New Zealand Banking Group Ltd.	5,540,682	146,514,397
Bendigo and Adelaide Bank Ltd.	822,150	7,403,023
Commonwealth Bank of Australia	3,254,902	211,161,498
National Australia Bank Ltd.	4,731,118	136,736,784
Westpac Banking Corp.	6,267,422	175,221,394

		677,037,096
BEVERAGES — 0.95%
Coca-Cola Amatil Ltd.	1,154,664	12,628,765
Treasury Wine Estates Ltd.	1,309,350	5,550,979

		18,179,744
BIOTECHNOLOGY — 3.14%
CSL Ltd.	993,076	60,135,982

		60,135,982
BUILDING MATERIALS — 0.71%
Boral Ltd.	1,563,100	5,847,132
James Hardie Industries SE	891,576	7,789,943

		13,637,075
CHEMICALS — 0.40%
Incitec Pivot Ltd.	3,290,630	7,590,768

		7,590,768
COAL — 0.10%
Whitehaven Coal Ltd.[b]	1,139,236	2,014,100

		2,014,100
COMMERCIAL SERVICES — 2.18%
Brambles Ltd.	3,146,094	24,658,193
Transurban Group	2,843,624	17,095,540

		41,753,733
COMPUTERS — 0.43%
Computershare Ltd.	954,506	8,203,758

		8,203,758
DIVERSIFIED FINANCIAL SERVICES — 1.90%
ASX Ltd.	390,978	12,344,555
Macquarie Group Ltd.	617,526	24,122,969

		36,467,524
ELECTRIC — 2.37%
AGL Energy Ltd.	1,118,936	15,696,133

Security	Shares	Value

Origin Energy Ltd.	2,217,166	$26,165,014
SP AusNet	3,394,566	3,491,991

		45,353,138
ENGINEERING & CONSTRUCTION — 0.78%
Leighton Holdings Ltd.	340,634	5,278,908
Sydney Airport	428,736	1,443,407
WorleyParsons Ltd.	417,774	8,189,706

		14,912,021
ENTERTAINMENT — 0.65%
Tabcorp Holdings Ltd.	1,503,824	4,312,805
Tatts Group Ltd.	2,831,850	8,096,217

		12,409,022
FOOD — 4.44%
Metcash Ltd.	1,781,528	5,156,831
Woolworths Ltd.	2,515,170	79,905,621

		85,062,452
HEALTH CARE — PRODUCTS — 0.31%
Cochlear Ltd.	115,304	5,889,585

		5,889,585
HEALTH CARE — SERVICES — 1.01%
Ramsay Health Care Ltd.	265,524	8,832,858
Sonic Healthcare Ltd.	760,438	10,464,035

		19,296,893
HOLDING COMPANIES — DIVERSIFIED — 0.00%
BGP Holdings PLC[a,c]	18,888,372	249

		249
INSURANCE — 5.64%
AMP Ltd.	5,945,464	25,099,841
Insurance Australia Group Ltd.	4,201,288	21,777,715
QBE Insurance Group Ltd.	2,423,008	32,802,377
Suncorp Group Ltd.	2,597,994	28,530,416

		108,210,349
INTERNET — 0.32%
Seek Ltd.	649,600	6,190,656

		6,190,656
IRON & STEEL — 0.63%
Fortescue Metals Group Ltd.	3,147,312	12,137,649

		12,137,649
LEISURE TIME — 0.24%
Flight Centre Ltd.[b]	111,650	4,673,728

		4,673,728
LODGING — 0.75%
Crown Ltd.	809,564	10,534,363

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2013

Security	Shares	Value

Echo Entertainment Group Ltd.	1,581,370	$3,802,806

		14,337,169
MANUFACTURING — 0.32%
ALS Ltd.	757,579	6,207,585

		6,207,585
MINING — 15.42%
Alumina Ltd.[a]	5,101,390	4,588,986
BHP Billiton Ltd.	6,485,444	206,501,228
Iluka Resources Ltd.	846,104	8,101,009
Newcrest Mining Ltd.	1,547,672	18,278,028
Orica Ltd.	740,950	12,373,628
Rio Tinto Ltd.	879,802	45,683,606

		295,526,485
OIL & GAS — 3.95%
Caltex Australia Ltd.	273,238	4,601,925
Santos Ltd.	1,952,048	25,939,774
Woodside Petroleum Ltd.	1,331,274	45,269,975

		75,811,674
PACKAGING & CONTAINERS — 1.18%
Amcor Ltd.	2,438,436	22,651,791

		22,651,791
PIPELINES — 0.47%
APA Group	1,687,742	9,004,089

		9,004,089
REAL ESTATE — 0.49%
Lend Lease Group	1,102,696	9,408,669

		9,408,669
REAL ESTATE INVESTMENT TRUSTS — 6.89%
CFS Retail Property Trust Group	4,288,578	7,715,633
Dexus Property Group	9,776,074	8,968,268
Federation Centres	2,888,284	5,865,184
Goodman Group	3,461,962	14,276,119
GPT Group	3,572,800	11,296,501
Mirvac Group	7,399,350	10,840,925
Stockland Corp. Ltd.	4,653,572	15,459,739
Westfield Group	4,209,814	41,544,119
Westfield Retail Trust	6,171,200	16,049,420

		132,015,908
RETAIL — 3.99%
Harvey Norman Holdings Ltd.[b]	1,071,028	2,871,271
Wesfarmers Ltd.	2,032,842	73,616,960

		76,488,231

Security	Shares	Value

TELECOMMUNICATIONS — 2.00%
Telstra Corp. Ltd.	8,796,802	$38,390,854

		38,390,854
TRANSPORTATION — 1.73%
Asciano Ltd.	1,971,130	9,778,615
Aurizon Holdings Ltd.	4,102,224	16,624,081
Toll Holdings Ltd.	1,377,558	6,698,991

		33,101,687

TOTAL COMMON STOCKS
(Cost: $1,950,570,242)		1,894,809,486

SHORT-TERM INVESTMENTS — 0.21%

MONEY MARKET FUNDS — 0.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	2,933,479	2,933,479
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	186,274	186,274
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	988,269	988,269

		4,108,022

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,108,022)		4,108,022

TOTAL INVESTMENTS IN SECURITIES — 99.06%
(Cost: $1,954,678,264)		1,898,917,508
Other Assets, Less Liabilities — 0.94%		17,931,412

NET ASSETS — 100.00%		$1,916,848,920

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2013

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
187	ASX SPI 200 Index (Sept. 2013)	Sydney Futures	$21,310,261	$706,374

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI HONG KONG ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.55%

AIRLINES — 0.61%
Cathay Pacific Airways Ltd.	7,490,000	$12,846,513

		12,846,513
APPAREL — 0.65%
Yue Yuen Industrial (Holdings) Ltd.[a]	4,494,000	13,851,052

		13,851,052
BANKS — 7.87%
Bank of East Asia Ltd. (The)	7,490,010	28,977,136
BOC Hong Kong (Holdings) Ltd.[a]	21,721,000	68,487,368
Hang Seng Bank Ltd.[a]	4,494,000	69,834,803

		167,299,307
DISTRIBUTION & WHOLESALE — 2.28%
Li & Fung Ltd.[a]	32,956,000	48,449,706

		48,449,706
DIVERSIFIED FINANCIAL SERVICES — 4.78%
Hong Kong Exchanges and Clearing Ltd.	6,617,000	101,545,316

		101,545,316
ELECTRIC — 7.29%
CLP Holdings Ltd.	10,486,200	83,841,999
Power Assets Holdings Ltd.	8,239,000	71,027,694

		154,869,693
ELECTRONICS — 0.97%
AAC Technologies Holdings Inc.[a]	4,494,000	20,515,785

		20,515,785
ENGINEERING & CONSTRUCTION — 0.95%
Cheung Kong Infrastructure Holdings Ltd.	2,996,000	20,245,332

		20,245,332
FOOD — 0.73%
First Pacific Co. Ltd.	14,980,999	15,513,440

		15,513,440
GAS — 3.75%
Hong Kong and China Gas Co. Ltd. (The)[a]	34,454,353	79,622,151

		79,622,151
HOLDING COMPANIES — DIVERSIFIED — 13.89%
Hutchison Whampoa Ltd.	13,482,800	156,311,736
NWS Holdings Ltd.	8,988,000	13,422,191
Swire Pacific Ltd. Class A	4,494,000	51,521,278
Wharf (Holdings) Ltd. (The)	8,988,150	73,892,830

		295,148,035

Security	Shares	Value

INSURANCE — 14.98%
AIA Group Ltd.[a]	72,503,200	$318,365,568

		318,365,568
LODGING — 11.28%
Galaxy Entertainment Group Ltd.[b]	11,984,000	72,945,012
MGM China Holdings Ltd.	5,392,800	16,099,675
Sands China Ltd.	14,380,800	82,712,225
Shangri-La Asia Ltd.	8,988,000	13,839,461
SJM Holdings Ltd.	10,486,000	26,883,019
Wynn Macau Ltd.[a]	8,988,000	27,180,517

		239,659,909
REAL ESTATE — 22.88%
Cheung Kong (Holdings) Ltd.	8,988,000	128,310,585
Hang Lung Properties Ltd.	13,482,000	42,161,676
Henderson Land Development Co. Ltd.[a]	5,992,365	35,161,019
Hopewell Holdings Ltd.[a]	3,745,242	11,881,378
Hysan Development Co. Ltd.	4,494,000	19,530,563
Kerry Properties Ltd.	3,745,000	15,164,681
New World Development Co. Ltd.	22,470,800	31,528,204
Sino Land Co. Ltd.	17,976,000	24,155,308
Sun Hung Kai Properties Ltd.	9,899,000	128,422,496
Swire Properties Ltd.	6,890,800	19,283,292
Wheelock and Co. Ltd.	5,992,357	30,601,637

		486,200,839
REAL ESTATE INVESTMENT TRUSTS — 2.91%
Link REIT (The)[a]	13,482,000	61,808,148

		61,808,148
SEMICONDUCTORS — 0.65%
ASM Pacific Technology Ltd.	1,348,200	13,891,620

		13,891,620
TELECOMMUNICATIONS — 1.10%
HKT Trust and HKT Ltd.	13,482,000	12,570,265
PCCW Ltd.	23,968,000	10,787,207

		23,357,472
TRANSPORTATION — 1.98%
MTR Corp. Ltd.	8,988,083	33,903,516
Orient Overseas International Ltd.[a]	1,498,200	8,249,915

		42,153,431

TOTAL COMMON STOCKS
(Cost: $2,137,789,797)		2,115,343,317

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG ETF

August 31, 2013

Security	Shares	Value

RIGHTS — 0.00%

REAL ESTATE — 0.00%
New Hotel[b]	312,572	$1

		1

TOTAL RIGHTS
(Cost: $0)		1

SHORT-TERM INVESTMENTS — 4.10%

MONEY MARKET FUNDS — 4.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d],e	81,494,317	81,494,317
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d],e	5,174,829	5,174,829
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c],d	343,342	343,342

		87,012,488

TOTAL SHORT-TERM INVESTMENTS
(Cost: $87,012,488)		87,012,488

TOTAL INVESTMENTS IN SECURITIES — 103.65%
(Cost: $2,224,802,285)		2,202,355,806
Other Assets, Less Liabilities — (3.65)%		(77,499,387)

NET ASSETS — 100.00%		$2,124,856,419

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
53	Hang Seng Index (Sept. 2013)	Hong Kong Futures	$7,370,680	$(106,978)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.74%

ADVERTISING — 0.26%
Asatsu-DK Inc.	5,400	$128,512
Moshi Moshi Hotline Inc.	9,000	98,701

		227,213
AGRICULTURE — 0.21%
Hokuto Corp.	5,400	94,719
Sakata Seed Corp.	7,200	95,472

		190,191
AIRLINES — 0.02%
Skymark Airlines Inc.[a]	5,400	18,438

		18,438
APPAREL — 1.00%
Atsugi Co. Ltd.	36,000	37,792
Daidoh Ltd.	5,400	37,811
Descente Ltd.	18,000	126,219
Gunze Ltd.	36,000	89,895
Japan Wool Textile Co. Ltd. (The)	18,000	130,806
Nagaileben Co. Ltd.	5,400	81,456
Onward Holdings Co. Ltd.	18,000	157,040
Sanyo Shokai Ltd.	18,000	45,314
Wacoal Holdings Corp.	18,000	181,073

		887,406
AUTO MANUFACTURERS — 0.50%
Kyokuto Kaihatsu Kogyo Co. Ltd.	5,400	56,193
Nissan Shatai Co. Ltd.	18,000	256,475
ShinMaywa Industries Ltd.	18,000	132,824

		445,492
AUTO PARTS & EQUIPMENT — 3.94%
Aisan Industry Co. Ltd.	5,400	52,231
Akebono Brake Industry Co. Ltd.	16,200	69,843
Calsonic Kansei Corp.	36,000	176,120
Exedy Corp.	5,400	126,476
FCC Co. Ltd.	7,200	159,168
Futaba Industrial Co. Ltd.[b]	12,600	50,598
G-Tekt Corp.	1,800	45,571
Kayaba Industry Co. Ltd.	36,000	217,215
Keihin Corp.	9,000	130,806
Mitsuba Corp.	6,000	96,621
Musashi Seimitsu Industry Co. Ltd.	3,600	88,243
Nifco Inc.	9,000	214,463
Nippon Seiki Co. Ltd.	4,000	55,812
Nissin Kogyo Co. Ltd.	7,200	127,907
Pacific Industrial Co. Ltd.	9,000	58,156

Security	Shares	Value

Press Kogyo Co. Ltd.	18,000	$70,815
Riken Corp.	18,000	69,164
Sanden Corp.	18,000	70,448
Sanoh Industrial Co. Ltd.	5,400	37,756
Showa Corp.	9,000	112,919
T.RAD Co. Ltd.	18,000	57,789
Tachi-S Co. Ltd.	5,400	74,521
Taiho Kogyo Co. Ltd.	3,600	45,754
Takata Corp.	7,200	171,350
Tokai Rika Co. Ltd.	10,800	215,086
Topre Corp.	9,000	97,141
Toyo Tire & Rubber Co. Ltd.	36,000	195,566
TPR Co. Ltd.	5,400	92,463
TS Tech Co. Ltd.	9,000	303,623
Unipres Corp.	7,200	156,893
Yorozu Corp.	3,600	69,714

		3,510,232
BANKS — 6.58%
77 Bank Ltd. (The)	72,000	325,822
Aichi Bank Ltd. (The)	1,800	78,245
Awa Bank Ltd. (The)	36,000	180,890
Bank of Nagoya Ltd. (The)	36,000	123,651
Bank of Saga Ltd. (The)	36,000	72,283
Bank of the Ryukyus Ltd.	7,200	90,188
Chiba Kogyo Bank Ltd. (The)[b]	7,200	48,653
Daishi Bank Ltd. (The)	72,000	233,359
Eighteenth Bank Ltd. (The)	36,000	81,455
Higashi-Nippon Bank Ltd. (The)	36,000	76,685
Higo Bank Ltd. (The)	36,000	193,365
Hokkoku Bank Ltd. (The)	54,000	182,174
Hokuetsu Bank Ltd. (The)	36,000	71,916
Hyakugo Bank Ltd. (The)	54,000	208,042
Hyakujushi Bank Ltd. (The)	54,000	203,639
Jimoto Holdings Inc.	34,200	64,834
Juroku Bank Ltd. (The)	54,000	196,484
Kagoshima Bank Ltd. (The)	36,000	223,819
Kansai Urban Banking Corp.	54,000	56,138
Keiyo Bank Ltd. (The)	54,000	277,939
Kiyo Holdings Inc.	126,000	165,663
Mie Bank Ltd. (The)	18,000	35,591
Minato Bank Ltd. (The)	36,000	58,707
Miyazaki Bank Ltd. (The)	36,000	104,571
Musashino Bank Ltd. (The)	5,400	178,872
Nanto Bank Ltd. (The)	54,000	201,437
North Pacific Bank Ltd.	66,600	260,657

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Ogaki Kyoritsu Bank Ltd. (The)	54,000	$147,500
Oita Bank Ltd. (The)	36,000	110,075
San-in Godo Bank Ltd. (The)	36,000	274,086
Senshu Ikeda Holdings Inc.	41,400	200,850
Shiga Bank Ltd. (The)	54,000	287,295
Tochigi Bank Ltd. (The)	18,000	63,477
Toho Bank Ltd. (The)	36,000	105,305
Tokyo Tomin Bank Ltd. (The)	7,200	79,401
TOMONY Holdings Inc.	27,000	95,215
Towa Bank Ltd. (The)	54,000	47,332
Tsukuba Bank Ltd. (The)	16,200	53,661
Yachiyo Bank Ltd. (The)	3,600	105,635
Yamagata Bank Ltd. (The)	36,000	144,565
Yamanashi Chuo Bank Ltd. (The)	36,000	142,730

		5,852,206
BEVERAGES — 1.48%
Coca-Cola East Japan Co. Ltd.	9,666	138,121
Dydo Drinco Inc.	1,800	67,696
ITO EN Ltd.	10,800	243,706
Kagome Co. Ltd.	14,400	247,302
KEY Coffee Inc.	5,400	85,033
Sapporo Holdings Ltd.	72,000	259,043
Takara Holdings Inc.	36,000	274,820

		1,315,721
BIOTECHNOLOGY — 0.49%
AnGes MG Inc.[b]	54	29,005
GNI Group Ltd.[b]	18,000	69,347
Japan Tissue Engineering Co. Ltd.[b]	18	70,998
JCR Pharmaceuticals Co. Ltd.	1,800	33,555
OncoTherapy Science Inc.[a,b]	36	54,560
Takara Bio Inc.[a]	9,000	177,129

		434,594
BUILDING MATERIALS — 2.06%
Central Glass Co. Ltd.	36,000	110,442
Chofu Seisakusho Co. Ltd.	3,600	77,053
Cleanup Corp.	3,600	28,546
Endo Lighting Corp.	1,800	38,636
Fujitec Co. Ltd.	18,000	189,145
Nice Holdings Inc.	18,000	42,929
Nichias Corp.	18,000	114,661
Nichiha Corp.	5,400	69,678
Nippon Sheet Glass Co. Ltd.[b]	180,000	196,300
Noritz Corp.	5,400	108,534
Okabe Co. Ltd.	7,200	75,218
Sankyo Tateyama Inc.	3,900	79,459

Security	Shares	Value

Sanwa Holdings Corp.	54,000	$302,156
Sumitomo Osaka Cement Co. Ltd.	72,000	266,381
Takara Standard Co. Ltd.	18,000	129,888

		1,829,026
CHEMICALS — 7.33%
Adeka Corp.	18,000	197,034
Aica Kogyo Co. Ltd.	10,800	196,374
C. Uyemura & Co. Ltd.	1,800	73,383
Chugoku Marine Paints Ltd.	18,000	90,262
Dai Nippon Toryo Co. Ltd.	36,000	48,800
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	18,000	73,750
Daiso Co. Ltd.	18,000	52,102
Denki Kagaku Kogyo K.K.	90,000	330,225
DIC Corp.	144,000	369,852
Earth Chemical Co. Ltd.	3,600	132,640
Fujimi Inc.	3,600	45,938
Ishihara Sangyo Kaisha Ltd.[b]	72,000	55,038
Kinugawa Rubber Industrial Co. Ltd.	2,000	11,191
Kureha Corp.	18,000	60,908
Lintec Corp.	9,000	169,515
Nihon Nohyaku Co. Ltd.	18,000	200,336
Nihon Parkerizing Co. Ltd.	9,000	173,918
Nippon Carbide Industries Co. Inc.	18,000	53,019
Nippon Carbon Co. Ltd.	18,000	29,720
Nippon Kayaku Co. Ltd.	36,000	456,444
Nippon Paint Co. Ltd.	36,000	520,287
Nippon Shokubai Co. Ltd.	21,000	213,821
Nippon Soda Co. Ltd.	36,000	209,142
Nippon Synthetic Chemical Industry Co. Ltd. (The)	13,000	115,405
Nissan Chemical Industries Ltd.	23,400	321,969
NOF Corp.	36,000	215,380
S.T. Corp.	3,600	36,582
Sakai Chemical Industry Co. Ltd.	18,000	53,203
Sanyo Chemical Industries Ltd.	6,000	37,548
Stella Chemifa Corp.	1,800	26,216
Sumitomo Bakelite Co. Ltd.	36,000	125,852
Taiyo Holdings Co. Ltd.	3,600	104,681
Takasago International Corp.	18,000	88,794
Toagosei Co. Ltd.	36,000	145,666
Tokai Carbon Co. Ltd.	36,000	106,773
Tokuyama Corp.	72,000	255,374
Tokyo Ohka Kogyo Co. Ltd.	7,200	151,683
Tosoh Corp.	108,000	387,464

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Toyo Ink SC Holdings Co. Ltd.	36,000	$166,947
Zeon Corp.	36,000	420,853

		6,524,089
COAL — 0.06%
Mitsui Matsushima Co. Ltd.	36,000	53,937

		53,937
COMMERCIAL SERVICES — 1.79%
AEON Delight Co. Ltd.	3,600	63,623
Duskin Co. Ltd.	9,000	170,249
Euglena Co. Ltd.[a,b]	1,800	93,013
Future Architect Inc.	7,200	38,820
GMO Payment Gateway Inc.	737	18,141
JP-Holdings Inc.	9,000	42,562
Kanamoto Co. Ltd.	4,000	92,830
Kyodo Printing Co. Ltd.	18,000	46,231
Kyoritsu Maintenance Co. Ltd.	1,800	70,081
Meitec Corp.	5,400	134,236
Nichii Gakkan Co.	9,000	88,702
Nihon M&A Center Inc.	1,800	112,827
Nishio Rent All Co. Ltd.	3,600	78,814
Pasona Group Inc.	54	37,591
Pronexus Inc.	5,400	31,426
Shin Nippon Biomedical Laboratories Ltd.[b]	1,800	19,300
Sohgo Security Services Co. Ltd.	10,800	195,383
Temp Holdings Co. Ltd.[a]	5,400	117,670
Toppan Forms Co. Ltd.	10,800	98,077
Weathernews Inc.	1,800	41,975

		1,591,551
COMPUTERS — 1.59%
DTS Corp.	3,600	50,524
Ines Corp.	5,400	31,371
Information Services International-Dentsu Ltd.	3,600	39,554
Japan Digital Laboratory Co. Ltd.	3,600	34,747
Melco Holdings Inc.	3,600	46,415
NEC Networks & System Integration Corp.	3,600	79,584
Net One Systems Co. Ltd.	18,000	134,842
NS Solutions Corp.	3,600	69,200
OBIC Co. Ltd.	1,440	423,715
Roland DG Corp.	1,800	44,525
SCSK Corp.	9,256	216,412
Wacom Co. Ltd.	28,800	248,036

		1,418,925

Security	Shares	Value

COSMETICS & PERSONAL CARE — 1.36%
Aderans Co. Ltd.	3,600	$51,625
Dr. Ci:Labo Co. Ltd.[a]	18	46,727
Fancl Corp.	9,000	113,194
Kose Corp.	5,400	151,628
Lion Corp.	36,000	217,948
Mandom Corp.	3,600	116,312
Milbon Co. Ltd.	1,800	69,806
Pigeon Corp.	7,200	332,426
Pola Orbis Holdings Inc.	3,600	113,561

		1,213,227
DISTRIBUTION & WHOLESALE — 1.73%
Ai Holdings Corp.	7,200	73,603
Canon Marketing Japan Inc.	10,800	137,153
Chori Co. Ltd.	3,600	38,856
Daiwabo Holdings Co. Ltd.	54,000	89,711
Doshisha Co. Ltd.	5,400	74,025
Hakuto Co. Ltd.	3,600	32,546
Inabata & Co. Ltd.	9,000	77,603
Itochu Enex Co. Ltd.	12,600	62,926
Iwatani Corp.	36,000	129,522
Japan Pulp & Paper Co. Ltd.	18,000	55,221
Kamei Corp.	5,400	39,242
Kanematsu Corp.[b]	72,000	77,786
Matsuda Sangyo Co. Ltd.	3,660	47,748
Nagase & Co. Ltd.	21,600	258,676
Paltac Corp.	7,200	93,270
Ryoyo Electro Corp.	5,400	43,975
Trusco Nakayama Corp.	3,600	65,972
Yamazen Corp.	12,600	78,208
Yuasa Trading Co. Ltd.	36,000	61,642

		1,537,685
DIVERSIFIED FINANCIAL SERVICES — 3.20%
AIFUL Corp.[b]	31,500	261,015
Century Tokyo Leasing Corp.	9,080	246,538
Financial Products Group Co. Ltd.	3,600	36,141
Fuyo General Lease Co. Ltd.	3,600	116,312
GCA Savvian Group Corp.	3,600	27,225
Hitachi Capital Corp.	9,000	184,559
IBJ Leasing Co. Ltd.	3,600	81,749
Ichiyoshi Securities Co. Ltd.	7,200	88,060
J Trust Co. Ltd.	10,800	160,930
Jaccs Co. Ltd.	18,000	78,153
Japan Securities Finance Co. Ltd.	16,200	99,728
Kenedix Inc.[b]	43,200	188,008

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Kyokuto Securities Co. Ltd.	5,400	$84,813
Marusan Securities Co. Ltd.	12,600	76,282
Mito Securities Co. Ltd.	18,000	78,153
NEC Capital Solutions Ltd.	1,800	40,361
Okasan Securities Group Inc.	36,000	271,151
Orient Corp.[b]	54,000	128,237
Pocket Card Co. Ltd.[a]	3,600	26,675
Ricoh Leasing Co. Ltd.	3,600	88,904
SPARX Group Co. Ltd.[b]	180	29,537
Tokai Tokyo Financial Holdings Inc.	37,800	261,208
Zenkoku Hosho Co. Ltd.	5,400	192,081

		2,845,820
ELECTRIC — 0.14%
Okinawa Electric Power Co. Inc. (The)	3,600	123,834

		123,834
ELECTRICAL COMPONENTS & EQUIPMENT — 1.44%
Fujikura Ltd.	72,000	245,100
Funai Electric Co. Ltd.	3,600	36,178
GS Yuasa Corp.	72,000	355,909
Icom Inc.	1,800	37,976
Nippon Signal Co. Ltd. (The)	9,000	60,449
Nissin Electric Co. Ltd.	1,000	5,820
Sinfonia Technology Co. Ltd.	36,000	55,037
SWCC Showa Holdings Co. Ltd.[b]	54,000	41,278
Takaoka Toko Holdings Co. Ltd.	3,600	60,945
Tatsuta Electric Wire and Cable Co. Ltd.	10,800	89,931
Tokyo Rope Manufacturing Co. Ltd.[a,b]	36,000	53,570
Ushio Inc.	21,600	242,605

		1,284,798
ELECTRONICS — 4.95%
Alps Electric Co. Ltd.	32,400	233,469
Anritsu Corp.	27,000	330,225
Azbil Corp.	12,600	270,711
Chiyoda Integre Co. Ltd.	1,800	22,345
CMK Corp.	7,200	20,034
Cosel Co. Ltd.	5,400	61,972
Dai-ichi Seiko Co. Ltd.	1,800	20,034
Dainippon Screen Manufacturing Co. Ltd.[b]	36,000	170,616
Eizo Nanao Corp.	3,600	77,163
Enplas Corp.	1,800	132,824
Fujitsu General Ltd.	18,000	194,099
Futaba Corp.	7,200	83,437

Security	Shares	Value

Hioki E.E. Corp.	3,600	$50,268
HORIBA Ltd.	7,200	234,093
Hosiden Corp.	12,600	67,164
IDEC Corp.	5,400	45,791
Inaba Denki Sangyo Co. Ltd.	3,600	100,168
Japan Aviation Electronics Industry Ltd.	18,000	178,872
JEOL Ltd.	18,000	79,070
Kaga Electronics Co. Ltd.	5,400	43,259
Koa Corp.	7,200	62,743
Kuroda Electric Co. Ltd.	7,200	96,426
Macnica Inc.	1,800	44,158
MARUWA Co. Ltd.	1,800	57,881
Minebea Co. Ltd.	72,000	311,145
Mitsumi Electric Co. Ltd.[b]	16,200	118,881
Nichicon Corp.	10,800	110,956
Nidec Copal Electronics Corp.	3,600	17,318
Nihon Dempa Kogyo Co. Ltd.	3,600	30,234
Nippon Ceramic Co. Ltd.[a]	3,600	44,250
Nissha Printing Co. Ltd.[b]	5,400	90,206
Nitto Kogyo Corp.	5,400	84,427
Ryosan Co. Ltd.	5,400	91,252
Sanshin Electronics Co. Ltd.	7,200	42,929
Shinko Shoji Co. Ltd.	5,400	46,121
SIIX Corp.	3,600	43,736
Sodick Co. Ltd.	9,000	39,535
Star Micronics Co. Ltd.	7,200	69,494
Taiyo Yuden Co. Ltd.	21,600	273,646
TOKO Inc.[b]	18,000	58,707
Tokyo Seimitsu Co. Ltd.	7,200	135,686
Toyo Corp.	5,400	56,358
UKC Holdings Corp.	3,600	60,101

		4,401,804
ENGINEERING & CONSTRUCTION — 3.96%
Chudenko Corp.	5,400	65,329
COMSYS Holdings Corp.	19,800	246,201
Fudo Tetra Corp.[b]	27,000	40,453
Hazama Ando Corp.	25,200	52,909
Hibiya Engineering Ltd.	5,400	54,487
Japan Airport Terminal Co. Ltd.	9,000	165,571
Japan Bridge Corp.[b]	23,400	40,783
Kandenko Co. Ltd.	18,000	93,564
Kyowa Exeo Corp.	16,200	175,019
Maeda Corp.	18,000	96,316
Maeda Road Construction Co. Ltd.	18,000	280,324

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

MIRAIT Holdings Corp.	12,600	$99,654
Nippo Corp.	18,000	289,680
Nippon Koei Co. Ltd.	18,000	61,092
Nippon Road Co. Ltd. (The)	18,000	91,913
Nishimatsu Construction Co. Ltd.	54,000	124,385
Okumura Corp.	36,000	133,924
Penta-Ocean Construction Co. Ltd.	54,000	127,687
Shinko Plantech Co. Ltd.	9,000	72,374
SHO-BOND Holdings Co. Ltd.	3,600	142,364
Sumitomo Mitsui Construction Co. Ltd.[b]	129,600	100,388
Taihei Dengyo Kaisha Ltd.	1,000	7,134
Taihei Kogyo Co. Ltd.	8,000	26,989
Taikisha Ltd.	5,400	119,982
Takasago Thermal Engineering Co. Ltd.	12,600	100,168
Takuma Co. Ltd.	18,000	156,857
Toa Corp.[b]	36,000	49,901
Toda Corp.	36,000	108,240
Tokyu Construction Co. Ltd.[b]	14,940	35,327
Toshiba Plant Systems & Services Corp.	8,000	128,992
Totetsu Kogyo Co. Ltd.	5,400	104,076
Toyo Construction Co. Ltd.	14,400	33,756
Toyo Engineering Corp.	18,000	70,998
Yahagi Construction Co. Ltd.	7,200	30,527

		3,527,364
ENTERTAINMENT — 1.17%
Avex Group Holdings Inc.	7,200	203,051
Heiwa Corp.	9,000	151,995
Mars Engineering Corp.	1,800	32,582
Shochiku Co. Ltd.	18,000	169,882
Toei Co. Ltd.	18,000	110,442
Tokyotokeiba Co. Ltd.	36,000	153,371
Universal Entertainment Corp.	3,600	68,687
Yomiuri Land Co. Ltd.	18,000	150,803

		1,040,813
ENVIRONMENTAL CONTROL — 0.56%
Asahi Holdings Inc.	5,400	90,812
Daiseki Co. Ltd.	7,260	126,013
Hitachi Zosen Corp.	153,000	224,553
Oyo Corp.	3,600	52,542

		493,920
FOOD — 3.53%
Ariake Japan Co. Ltd.	3,600	81,015

Security	Shares	Value

Ezaki Glico Co. Ltd.	18,000	$160,159
Fuji Oil Co. Ltd.	12,600	221,783
Fujiya Co. Ltd.	18,000	34,123
House Foods Corp.	12,600	196,484
Itoham Foods Inc.	36,000	146,767
Izumiya Co. Ltd.	18,000	79,621
J-Oil Mills Inc.	18,000	55,771
Kameda Seika Co. Ltd.	1,800	55,955
Kasumi Co. Ltd.	7,200	44,837
Kato Sangyo Co. Ltd.	3,600	71,806
Kewpie Corp.	19,800	299,477
Marudai Food Co. Ltd.	18,000	56,138
Maruha Nichiro Holdings Inc.	72,000	135,025
MEGMILK SNOW BRAND Co. Ltd.	9,000	129,888
Mitsubishi Shokuhin Co. Ltd.	1,800	47,754
Mitsui Sugar Co. Ltd.	18,000	57,423
Morinaga & Co. Ltd.	36,000	73,750
Morinaga Milk Industry Co. Ltd.	36,000	107,140
Nichirei Corp.	54,000	260,327
Nippon Beet Sugar Manufacturing Co. Ltd.	18,000	31,555
Nippon Flour Mills Co. Ltd.	18,000	88,060
Nippon Suisan Kaisha Ltd.[b]	50,400	103,250
Nisshin OilliO Group Ltd. (The)	18,000	62,192
Prima Meat Packers Ltd.	36,000	73,383
San-A & Co. Ltd.	3,600	88,390
UNY Co. Ltd.	43,200	276,508
Warabeya Nichiyo Co. Ltd.	1,800	28,803
Yokohama Reito Co. Ltd.	9,000	72,925

		3,140,309
FOREST PRODUCTS & PAPER — 0.95%
Chuetsu Pulp & Paper Co. Ltd.	18,000	26,235
Daio Paper Corp.	18,000	98,701
Hokuetsu Kishu Paper Co. Ltd.	18,000	75,401
Mitsubishi Paper Mills Ltd.[b]	72,000	60,908
Nippon Paper Industries Co. Ltd.	19,800	270,417
Pack Corp. (The)	3,600	55,588
Sumitomo Forestry Co. Ltd.	27,000	257,575

		844,825
GAS — 0.07%
Shizuoka Gas Co. Ltd.	9,000	59,716

		59,716
HAND & MACHINE TOOLS — 1.30%
Asahi Diamond Industrial Co. Ltd.	10,800	101,709
DISCO Corp.	5,400	318,667

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Hitachi Koki Co. Ltd.	10,800	$81,125
Meidensha Corp.	36,000	118,514
Mori Seiki Co. Ltd.	19,800	273,041
OSG Corp.	14,400	230,424
Union Tool Co.	1,800	35,022

		1,158,502
HEALTH CARE — PRODUCTS — 1.07%
Asahi Intecc Co. Ltd.	1,800	106,406
Hogy Medical Co. Ltd.	1,800	98,150
Nihon Kohden Corp.	7,200	266,381
Nipro Corp.	21,600	187,348
Paramount Bed Holdings Co. Ltd.	3,600	100,755
Topcon Corp.	14,400	192,264

		951,304
HEALTH CARE — SERVICES — 0.44%
Ain Pharmaciez Inc.	1,800	75,034
BML Inc.	1,800	52,928
CMIC Holdings Co. Ltd.	1,800	23,593
EPS Co. Ltd.	54	48,983
Medinet Co. Ltd.[b]	126	46,103
Message Co. Ltd.	18	48,249
tella Inc.	1,800	35,444
Tsukui Corp.	5,400	61,092

		391,426
HOLDING COMPANIES — DIVERSIFIED — 0.08%
Seiko Holdings Corp.	18,000	71,732

		71,732
HOME BUILDERS — 0.91%
HAJIME CONSTRUCTION Co. Ltd.[a]	1,800	103,287
Haseko Corp.[b]	270,000	316,465
Misawa Homes Co. Ltd.	5,400	77,163
PanaHome Corp.	18,000	109,341
Takamatsu Construction Group Co. Ltd.	3,600	57,019
Token Corp.	1,440	73,677
West Holdings Corp.	3,600	49,937
Yamada SxL Home Co. Ltd.[b]	18,000	24,216

		811,105
HOME FURNISHINGS — 0.84%
Alpine Electronics Inc.	9,000	88,152
Canon Electronics Inc.	3,600	63,366
Clarion Co. Ltd.[a,b]	36,000	41,095
Corona Corp.	3,600	39,517
Foster Electric Co. Ltd.	5,400	104,406

Security	Shares	Value

France Bed Holdings Co. Ltd.	18,000	$33,940
Hoshizaki Electric Co. Ltd.	7,200	239,963
JVC Kenwood Corp.	27,040	55,395
Pioneer Corp.[a,b]	52,200	82,464

		748,298
HOUSEHOLD PRODUCTS & WARES — 0.37%
Kokuyo Co. Ltd.	18,000	130,806
Mitsubishi Pencil Co. Ltd.	3,600	80,905
Pilot Corp.	3,600	121,449

		333,160
HOUSEWARES — 0.20%
Noritake Co. Ltd.	18,000	44,213
Sangetsu Co. Ltd.	5,400	137,814

		182,027
INTERNET — 2.81%
Bit-Isle Inc.	3,600	33,610
Colopl Inc.[b]	1,800	63,843
COOKPAD Inc.	1,800	45,681
CyberAgent Inc.	108	277,829
Digital Garage Inc.	36	184,192
Dwango Co. Ltd.	18	62,834
En-Japan Inc.	36	58,597
F@N Communications Inc.	1,800	52,652
GMO Internet Inc.	12,600	139,722
Gurunavi Inc.	3,600	46,855
Ikyu Corp.	36	47,516
Internet Initiative Japan Inc.	5,400	156,306
kabu.com Securities Co. Ltd.	14,400	64,724
Kakaku.com Inc.	28,800	529,534
Macromill Inc.	7,200	45,204
Matsui Securities Co. Ltd.	21,600	184,045
Monex Group Inc.	342	126,183
MonotaRO Co. Ltd.	5,400	134,512
Start Today Co. Ltd.	10,800	242,165

		2,496,004
IRON & STEEL — 0.98%
Aichi Steel Corp.	18,000	89,895
Godo Steel Ltd.	36,000	59,440
Kurimoto Ltd.	18,000	49,534
Kyoei Steel Ltd.	3,600	59,000
Mitsubishi Steel Manufacturing Co. Ltd.	18,000	48,800
Nisshin Steel Holdings Co. Ltd.	16,200	182,284
Osaka Steel Co. Ltd.	3,600	61,238
Sanyo Special Steel Co. Ltd.	18,000	79,804

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Tokyo Steel Manufacturing Co. Ltd.	19,800	$97,068
TOPY Industries Ltd.	36,000	70,448
Yodogawa Steel Works Ltd.	18,000	73,016

		870,527
LEISURE TIME — 1.35%
Accordia Golf Co. Ltd.	198	215,123
Daiichikosho Co. Ltd.	7,200	193,952
Dunlop Sports Co. Ltd.	3,600	41,829
Fields Corp.	3,600	55,038
H.I.S. Co. Ltd.	3,600	182,724
Mizuno Corp.	18,000	110,258
PGM Holdings K.K.	5,400	49,148
Roland Corp.	3,600	32,546
Round One Corp.	14,400	81,162
Tokyo Dome Corp.	36,000	241,431

		1,203,211
LODGING — 0.34%
Fujita Kanko Inc.	18,000	70,448
Resorttrust Inc.	7,200	231,524

		301,972
MACHINERY — 3.91%
Aichi Corp.	7,200	33,243
Aida Engineering Ltd.	10,800	86,519
Chugai Ro Co. Ltd.	18,000	41,462
CKD Corp.	10,800	81,896
Daifuku Co. Ltd.	18,000	169,515
Daihen Corp.	18,000	64,944
Daiwa Industries Ltd.	13,000	75,789
Denyo Co. Ltd.	3,600	40,397
Ebara Corp.	90,000	480,660
Fuji Machine Manufacturing Co. Ltd.	14,400	130,916
Iseki & Co. Ltd.	36,000	116,312
Juki Corp.[b]	36,000	54,671
Komori Corp.	10,800	125,045
Makino Milling Machine Co. Ltd.	18,000	102,737
Max Co. Ltd.	4,000	45,294
Miura Co. Ltd.	5,400	139,135
Modec Inc.	3,600	102,663
Nippon Sharyo Ltd.	18,000	90,995
Nippon Thompson Co. Ltd.	18,000	83,473
Nitto Kohki Co. Ltd.	3,600	64,907
Obara Group Inc.	3,600	96,866
Okuma Corp.	36,000	272,986
Shima Seiki Manufacturing Ltd.	5,400	104,351
Sintokogio Ltd.	9,000	64,210

Security	Shares	Value

Tadano Ltd.	20,000	$280,691
Takeuchi Manufacturing Co. Ltd.	1,800	35,829
Torishima Pump Manufacturing Co. Ltd.	3,600	33,793
Toshiba Machine Co. Ltd.	18,000	75,218
Toyo Kanetsu K.K.	18,000	48,249
Tsubakimoto Chain Co.	36,000	242,165
Tsugami Corp.	6,000	26,663
Yushin Precision Equipment Co. Ltd.	3,600	63,697

		3,475,291
MANUFACTURING — 1.26%
Amano Corp.	12,600	126,623
Bando Chemical Industries Ltd.	18,000	68,430
Glory Ltd.	12,600	264,290
Japan Cash Machine Co. Ltd.	3,600	51,148
JSP Corp.	3,600	58,450
Nikkiso Co. Ltd.	18,000	196,850
Nippon Valqua Industries Ltd.	18,000	46,782
Nitta Corp.	3,600	68,723
Shin-Etsu Polymer Co. Ltd.	9,000	30,454
Tamron Co. Ltd.	3,600	69,861
Tenma Corp.	3,600	46,195
Tokai Rubber Industries Ltd.	7,200	61,275
Toyo Tanso Co. Ltd.	1,800	30,289

		1,119,370
MEDIA — 0.72%
Gakken Holdings Co. Ltd.	18,000	54,304
Kadokawa Corp.[a]	3,600	121,449
SKY Perfect JSAT Holdings Inc.	360	181,440
Tohokushinsha Film Corp.	3,600	34,123
Tokyo Broadcasting System Holdings Inc.	7,200	89,234
TV Asahi Corp.	5,400	114,588
USEN Corp.[b]	23,760	43,832

		638,970
METAL FABRICATE & HARDWARE — 1.88%
Furukawa-Sky Aluminum Corp.[a]	18,000	54,671
Hanwa Co. Ltd.	36,000	155,940
Kitz Corp.	18,000	77,052
Misumi Group Inc.	16,200	398,746
Mitsui High-Tech Inc.	5,400	29,610
Nachi-Fujikoshi Corp.	36,000	179,055
Neturen Co. Ltd.	7,200	60,908
NTN Corp.[b]	90,000	333,894
Oiles Corp.	5,480	118,743

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Onoken Co. Ltd.	3,600	$34,564
Ryobi Ltd.	18,000	69,531
Sumikin Bussan Corp.	18,000	58,523
Tocalo Co. Ltd.	3,600	52,432
Toho Zinc Co. Ltd.	18,000	52,653

		1,676,322
MINING — 1.62%
Dowa Holdings Co. Ltd.	54,000	484,330
Furukawa Co. Ltd.	54,000	110,625
Mitsui Mining & Smelting Co. Ltd.	108,000	253,172
Nippon Coke & Engineering Co. Ltd.	45,000	51,368
Nippon Denko Co. Ltd.	18,000	48,983
Nippon Light Metal Holdings Co. Ltd.	108,000	137,594
Nittetsu Mining Co. Ltd.	18,000	81,272
OSAKA Titanium technologies Co. Ltd.[a]	3,600	73,457
Pacific Metals Co. Ltd.	18,000	62,926
Sumitomo Light Metal Industries Ltd.	90,000	88,977
Toho Titanium Co. Ltd.[a]	7,200	53,203

		1,445,907
OFFICE & BUSINESS EQUIPMENT — 0.70%
Riso Kagaku Corp.	3,600	87,656
Sato Holdings Corp.	5,400	88,335
Seiko Epson Corp.	25,200	356,753
Toshiba Tec Corp.	18,000	93,931

		626,675
OFFICE FURNISHINGS — 0.18%
Itoki Corp.	9,000	41,462
Okamura Corp.	18,000	118,147

		159,609
OIL & GAS — 0.23%
AOC Holdings Inc.	9,000	28,711
Japan Drilling Co. Ltd.	1,800	115,579
TOKAI Holdings Corp.	16,200	56,633

		200,923
PACKAGING & CONTAINERS — 0.81%
Achilles Corp.	36,000	45,865
FP Corp.	3,600	253,172
Fuji Seal International Inc.	5,400	154,380
Fujimori Kogyo Co. Ltd.	1,800	55,038
Nihon Yamamura Glass Co. Ltd.	18,000	31,004
Rengo Co. Ltd.	36,000	177,954

		717,413

Security	Shares	Value

PHARMACEUTICALS — 3.55%
3-D Matrix Ltd.[b]	2,300	$63,129
Fuso Pharmaceutical Industries Ltd.	18,000	55,037
Kaken Pharmaceutical Co. Ltd.	18,000	275,371
Katakura Industries Co. Ltd.	5,400	62,908
Kissei Pharmaceutical Co. Ltd.	3,600	73,347
Kobayashi Pharmaceutical Co. Ltd.	5,400	299,954
KYORIN Holdings Inc.	9,000	193,273
Mochida Pharmaceutical Co. Ltd.	18,000	225,103
NanoCarrier Co. Ltd.[b]	36	55,331
Nichi-Iko Pharmaceutical Co. Ltd.	5,400	113,322
Nippon Shinyaku Co. Ltd.	18,000	298,487
Rohto Pharmaceutical Co. Ltd.	18,000	252,805
Sawai Pharmaceutical Co. Ltd.	3,600	470,754
Seikagaku Corp.	7,200	96,719
Ship Healthcare Holdings Inc.	5,400	195,933
Sosei Group Corp.[b]	1,800	74,301
Toho Holdings Co. Ltd.	9,000	148,326
Torii Pharmaceutical Co. Ltd.	1,800	46,231
Towa Pharmaceutical Co. Ltd.	1,800	82,831
UMN Pharma Inc.[b]	1,800	42,434
Vital KSK Holdings Inc.	5,400	36,105

		3,161,701
REAL ESTATE — 1.80%
Airport Facilities Co. Ltd.	5,400	38,691
Arnest One Corp.	9,000	187,861
Daibiru Corp.	9,000	95,215
Daikyo Inc.	54,000	157,407
Goldcrest Co. Ltd.	3,600	80,612
Heiwa Real Estate Co. Ltd.	7,200	114,331
Hoosiers Holdings Co. Ltd.[b]	5,400	39,462
Iida Home Max Co. Ltd.	3,600	64,504
Leopalace21 Corp.[b]	32,400	200,447
Raysum Co. Ltd.[b]	36	45,644
Relo Holdings Inc.	1,800	87,601
Sumitomo Real Estate Sales Co. Ltd.	1,800	104,938
Sun Frontier Fudousan Co. Ltd.	36	28,986
Takara Leben Co. Ltd.	18,000	62,192
TOC Co. Ltd.	14,400	114,625
Tokyu Livable Inc.	3,600	70,631
Tosei Corp.	5,400	36,380
Touei Housing Corp.	3,600	74,411

		1,603,938
REAL ESTATE INVESTMENT TRUSTS — 6.31%
Activia Properties Inc.	36	248,402

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Advance Residence Investment Corp.	252	$512,399
Daiwa House REIT Investment Corp.	18	117,413
Daiwa Office Investment Corp.	36	131,173
Daiwahouse Residential Investment Corp.	72	266,014
Frontier Real Estate Investment Corp.	39	331,112
Fukuoka REIT Corp.	18	133,007
Global One Real Estate Investment Corp. Ltd.	18	97,233
GLP J-REIT	306	299,404
Hankyu REIT Inc.	18	89,895
Heiwa Real Estate REIT Inc.	126	82,189
Ichigo Real Estate Investment Corp.	90	52,744
Industrial & Infrastructure Fund Investment Corp.	18	159,058
Japan Excellent Inc.	36	191,897
Japan Hotel REIT Investment Corp.	468	181,257
Japan Logistics Fund Inc.	36	327,289
Japan Rental Housing Investments Inc.	162	107,323
Kenedix Realty Investment Corp.	54	203,914
MID REIT Inc.	36	79,254
Mori Hills REIT Investment Corp.	36	201,070
MORI TRUST Sogo REIT Inc.	36	300,505
Nippon Accommodations Fund Inc.	54	353,891
Nomura Real Estate Residential Fund Inc.	36	168,965
ORIX JREIT Inc.	324	343,764
Premier Investment Corp.	36	135,759
Sekisui House SI Investment Corp.	36	165,479
TOKYU REIT Inc.	36	183,825
Top REIT Inc.	36	152,087

		5,616,322
RETAIL — 8.72%
Alpen Co. Ltd.	3,600	68,980
Aoki Holdings Inc.	3,600	103,801
Aoyama Trading Co. Ltd.	10,800	267,812
Arc Land Sakamoto Co. Ltd.	3,600	51,478
Arcs Co. Ltd.	5,400	98,572
Asahi Co. Ltd.	3,600	56,615
Askul Corp.	3,600	70,485
Atom Corp.[a]	9,000	47,791
Autobacs Seven Co. Ltd.	12,600	179,917
Belluna Co. Ltd.	5,400	51,020

Security	Shares	Value

BIC Camera Inc.[a]	144	$62,596
Cawachi Ltd.	3,600	66,669
Chiyoda Co. Ltd.	5,400	118,606
cocokara fine Inc.	3,600	106,075
Colowide Co. Ltd.	9,000	94,756
Cosmos Pharmaceutical Corp.	1,800	224,369
CREATE HOLDINGS Co. Ltd.	1,800	60,358
Daiei Inc. (The)[b]	21,600	74,190
DCM Holdings Co. Ltd.	16,200	111,121
Doutor Nichires Holdings Co. Ltd.	7,200	112,203
EDION Corp.	14,400	78,227
Fuji Co. Ltd.	3,600	61,348
Geo Holdings Corp.	72	64,210
Gulliver International Co. Ltd.	10,800	58,120
H2O Retailing Corp.	18,000	151,353
Heiwado Co. Ltd.	5,400	81,400
Hiramatsu Inc.	5,400	35,004
Honeys Co. Ltd.	3,420	35,554
Izumi Co. Ltd.	9,000	250,053
Jin Co. Ltd.[a]	1,800	63,293
Joshin Denki Co. Ltd.	7,000	54,436
K’s Holdings Corp.	9,000	275,187
Kappa Create Co. Ltd.	3,600	66,045
Keiyo Co. Ltd.[a]	9,000	43,113
Kisoji Co. Ltd.	3,600	66,449
Kohnan Shoji Co. Ltd.	5,400	58,064
Komeri Co. Ltd.	5,400	134,401
Konaka Co. Ltd.	3,600	31,812
Kura Corp.	3,600	58,597
Maruetsu Inc. (The)	18,000	55,955
Matsumotokiyoshi Co. Ltd.	5,400	182,724
Matsuya Co. Ltd.[b]	7,200	83,217
Ministop Co. Ltd.	3,600	54,487
MOS Food Services Inc.	5,400	105,397
Nishimatsuya Chain Co. Ltd.	10,800	85,638
Nissen Holdings Co. Ltd.	10,800	35,444
Ohsho Food Service Corp.	1,800	58,340
Otsuka Kagu Ltd.	1,800	18,126
Pal Co. Ltd.	1,800	41,517
Paris Miki Holdings Inc.	7,200	34,857
Plenus Co. Ltd.	3,600	65,054
Point Inc.	3,060	144,400
Ringer Hut Co. Ltd.	3,600	51,001
Royal Holdings Co. Ltd.	5,400	80,190
Ryohin Keikaku Co. Ltd.	3,600	317,016

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Saint Marc Holdings Co. Ltd.	1,800	$86,225
Saizeriya Co. Ltd.	7,200	94,591
Senshukai Co. Ltd.	7,200	62,009
Seria Co. Ltd.	3,600	111,543
Shimachu Co. Ltd.	9,000	219,691
Starbucks Coffee Japan Ltd.	90	87,876
Sugi Holdings Co. Ltd.	7,200	279,223
Sundrug Co. Ltd.	7,200	335,362
Toridoll Corp.	3,600	32,032
TSI Holdings Co. Ltd.	18,000	118,147
Tsuruha Holdings Inc.	3,600	326,189
United Arrows Ltd.	3,600	145,115
Valor Co. Ltd.	7,200	104,351
Watami Co. Ltd.	5,400	91,362
Welcia Holdings Co. Ltd.	1,800	89,436
Xebio Co. Ltd.	5,400	121,963
Yellow Hat Ltd.	3,600	63,220
Yoshinoya Holdings Co. Ltd.[a]	10,800	124,385
Zensho Holdings Co. Ltd.[a]	14,400	162,764

		7,762,927
SEMICONDUCTORS — 0.68%
Axell Corp.	1,800	34,655
Megachips Corp.	3,600	52,029
Mimasu Semiconductor Industry Co. Ltd.	5,400	45,186
Nippon Chemi-Con Corp.[b]	36,000	141,997
Sanken Electric Co. Ltd.	18,000	95,398
Shindengen Electric Manufacturing Co. Ltd.	18,000	101,452
Shinko Electric Industries Co. Ltd.	14,400	137,227

		607,944
SHIPBUILDING — 0.39%
Mitsui Engineering & Shipbuilding Co. Ltd.	144,000	261,245
Namura Shipbuilding Co. Ltd.	9,000	86,684

		347,929
SOFTWARE — 1.23%
Access Co. Ltd.[b]	5,400	37,590
Capcom Co. Ltd.	9,000	155,389
Fuji Soft Inc.	3,600	61,275
IT Holdings Corp.	14,448	172,878
Justsystems Corp.[b]	5,400	30,436
Nihon Unisys Ltd.	10,800	88,170
NSD Co. Ltd.	7,200	79,474
Obic Business Consultants Co. Ltd.	900	53,937

Security	Shares	Value

Square Enix Holdings Co. Ltd.	12,600	$184,541
Systena Corp.	3,600	27,115
Tecmo Koei Holdings Co. Ltd.	7,200	70,815
Trans Cosmos Inc.	5,400	81,896
Zenrin Co. Ltd.	5,400	52,616

		1,096,132
STORAGE & WAREHOUSING — 0.31%
Mitsui-Soko Co. Ltd.	18,000	84,024
Sumitomo Warehouse Co. Ltd. (The)	36,000	190,429

		274,453
TELECOMMUNICATIONS — 0.92%
Denki Kogyo Co. Ltd.	18,000	105,305
Hitachi Kokusai Electric Inc.	18,000	184,742
Japan Radio Co. Ltd.[b]	18,000	59,257
Nisshinbo Holdings Inc.	24,000	177,588
Oki Electric Industry Co. Ltd.[b]	144,000	242,165
T-Gaia Corp.	5,400	53,166

		822,223
TEXTILES — 0.75%
Fujibo Holdings Inc.	18,000	35,040
Kurabo Industries Ltd.	36,000	56,872
Nitto Boseki Co. Ltd.	36,000	132,824
Seiren Co. Ltd.	10,800	67,366
Tokai Corp. (GIFU)	1,800	49,460
Toyobo Co. Ltd.	162,000	267,482
Unitika Ltd.[b]	108,000	58,340

		667,384
TOYS, GAMES & HOBBIES — 0.08%
Tomy Co. Ltd.	14,400	67,219

		67,219
TRANSPORTATION — 2.39%
Daiichi Chuo Kisen Kaisha[b]	36,000	33,023
Fukuyama Transporting Co. Ltd.	36,000	216,848
Hitachi Transport System Ltd.	9,000	119,982
Iino Kaiun Kaisha Ltd.	14,400	74,998
Kawasaki Kisen Kaisha Ltd.	162,000	366,549
Kintetsu World Express Inc.	3,600	129,522
Nippon Konpo Unyu Soko Co. Ltd.	12,600	196,098
NS United Kaiwn Kaisha Ltd.[b]	18,000	31,371
Sankyu Inc.	54,000	172,267
Seino Holdings Co. Ltd.	36,000	322,153
Senko Co. Ltd.	18,000	86,225
Shibusawa Warehouse Co. Ltd. (The)	18,000	66,228
Sotetsu Holdings Inc.	72,000	271,518

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Yusen Logistics Co. Ltd.	3,600	$35,371

		2,122,153
VENTURE CAPITAL — 0.24%
JAFCO Co. Ltd.	5,400	209,142

		209,142

TOTAL COMMON STOCKS
(Cost: $88,195,622)		88,752,351

SHORT-TERM INVESTMENTS — 1.46%

MONEY MARKET FUNDS — 1.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	1,217,466	1,217,466
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	77,308	77,308
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	6,860	6,860

		1,301,634

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,301,634)		1,301,634

TOTAL INVESTMENTS IN SECURITIES — 101.20%
(Cost: $89,497,256)		90,053,985
Other Assets, Less Liabilities — (1.20)%		(1,066,298)

NET ASSETS — 100.00%		$88,987,687

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI MALAYSIA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.77%

AGRICULTURE — 8.21%
British American Tobacco (Malaysia) Bhd	777,200	$14,702,856
Genting Plantations Bhd	1,366,700	3,948,545
IOI Corp. Bhd	17,485,030	28,744,703
Kuala Lumpur Kepong Bhd	2,902,700	19,017,004

		66,413,108
AIRLINES — 0.73%
AirAsia Bhd	7,569,700	5,945,605

		5,945,605
AUTO MANUFACTURERS — 1.50%
UMW Holdings Bhd	3,179,000	12,174,997

		12,174,997
BANKS — 28.46%
Alliance Financial Group Bhd	6,551,600	10,072,480
AMMB Holdings Bhd	10,015,737	22,655,278
CIMB Group Holdings Bhd	27,581,164	61,128,206
Hong Leong Bank Bhd	3,408,140	14,629,660
Malayan Banking Bhd	26,218,920	79,820,139
Public Bank Bhd Foreign	6,401,000	33,439,732
RHB Capital Bhd	3,750,800	8,541,284

		230,286,779
BUILDING MATERIALS — 0.82%
Lafarge Malaysia Bhd	2,313,160	6,661,844

		6,661,844
CHEMICALS — 4.21%
Petronas Chemicals Group Bhd	16,913,800	34,087,634

		34,087,634
DIVERSIFIED FINANCIAL SERVICES — 0.70%
Hong Leong Financial Group Bhd	1,274,200	5,624,751

		5,624,751
ELECTRIC — 6.37%
Tenaga Nasional Bhd	16,963,512	45,084,545
YTL Power International Bhd	13,243,375	6,450,841

		51,535,386
ENGINEERING & CONSTRUCTION — 2.57%
Gamuda Bhd	10,097,100	13,740,479
Malaysia Airports Holdings Bhd	3,338,900	7,095,067

		20,835,546
ENTERTAINMENT — 0.61%
Berjaya Sports Toto Bhd	4,061,013	4,932,930

		4,932,930

Security	Shares	Value

FOOD — 2.70%
Felda Global Ventures Holdings Bhd	7,691,900	$10,233,230
PPB Group Bhd	2,867,166	11,644,112

		21,877,342
GAS — 2.72%
Petronas Gas Bhd	3,587,100	21,993,818

		21,993,818
HEALTH CARE — SERVICES — 2.22%
IHH Healthcare Bhd[a]	14,710,300	17,958,232

		17,958,232
HOLDING COMPANIES — DIVERSIFIED — 9.30%
IJM Corp. Bhd	6,712,140	11,300,140
MMC Corp. Bhd	4,566,700	3,475,683
Sime Darby Bhd	16,332,525	46,689,218
YTL Corp. Bhd	29,202,612	13,780,059

		75,245,100
LODGING — 7.18%
Genting Bhd	12,356,600	35,097,672
Genting Malaysia Bhd	17,937,300	22,989,888

		58,087,560
MEDIA — 1.05%
Astro Malaysia Holdings Bhd	9,429,500	8,497,243

		8,497,243
OIL & GAS — 1.57%
Petronas Dagangan Bhd	1,501,500	12,707,725

		12,707,725
OIL & GAS SERVICES — 2.93%
Sapurakencana Petroleum Bhd[a]	21,720,500	23,738,974

		23,738,974
REAL ESTATE — 0.87%
UEM Sunrise Bhd	9,134,600	7,007,898

		7,007,898
RETAIL — 0.46%
Parkson Holdings Bhd	3,610,571	3,682,293

		3,682,293
TELECOMMUNICATIONS — 12.48%
Axiata Group Bhd	15,454,700	31,711,600
DiGi.Com Bhd	21,135,200	30,241,400
Maxis Bhd	13,593,900	28,307,261
Telekom Malaysia Bhd	6,488,200	10,686,099

		100,946,360

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA ETF

August 31, 2013

Security	Shares	Value

TRANSPORTATION — 2.11%
Bumi Armada Bhd[a]	6,202,400	$7,364,140
MISC Bhd[a]	6,746,120	9,693,793

		17,057,933

TOTAL COMMON STOCKS
(Cost: $386,427,264)		807,299,058

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	70,542	70,542

		70,542

TOTAL SHORT-TERM INVESTMENTS
(Cost: $70,542)		70,542

TOTAL INVESTMENTS IN SECURITIES — 99.78%
(Cost: $386,497,806)		807,369,600
Other Assets, Less Liabilities — 0.22%		1,768,837

NET ASSETS — 100.00%		$809,138,437

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI PACIFIC EX JAPAN ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.20%

AUSTRALIA — 62.64%
AGL Energy Ltd.	1,113,075	$15,613,917
ALS Ltd.[a]	751,601	6,158,601
Alumina Ltd.[b]	5,162,175	4,643,666
Amcor Ltd.	2,423,925	22,516,992
AMP Ltd.	5,913,225	24,963,739
APA Group	1,678,725	8,955,983
Asciano Ltd.	1,958,625	9,716,579
ASX Ltd.	415,126	13,106,993
Aurizon Holdings Ltd.	4,075,425	16,515,479
Australia and New Zealand Banking Group Ltd.	5,359,050	141,711,432
Bendigo and Adelaide Bank Ltd.	822,600	7,407,075
BGP Holdings PLC[b,c]	27,004,595	356
BHP Billiton Ltd.	6,438,600	205,009,681
Boral Ltd.	1,548,675	5,793,172
Brambles Ltd.	3,126,150	24,501,878
Caltex Australia Ltd.	271,575	4,573,916
CFS Retail Property Trust Group	4,285,125	7,709,421
Coca-Cola Amatil Ltd.	1,145,025	12,523,341
Cochlear Ltd.	113,625	5,803,824
Commonwealth Bank of Australia	3,226,050	209,289,727
Computershare Ltd.	939,375	8,073,711
Crown Ltd.	801,675	10,431,708
CSL Ltd.	997,875	60,426,587
Dexus Property Group	9,749,250	8,943,661
Echo Entertainment Group Ltd.	1,565,325	3,764,221
Federation Centres	2,880,675	5,849,732
Flight Centre Ltd.[a]	112,500	4,709,310
Fortescue Metals Group Ltd.	3,159,000	12,182,724
Goodman Group	3,455,325	14,248,750
GPT Group	3,563,325	11,266,543
Harvey Norman Holdings Ltd.	1,056,375	2,831,989
Iluka Resources Ltd.	848,700	8,125,864
Incitec Pivot Ltd.	3,262,950	7,526,916
Insurance Australia Group Ltd.	4,176,225	21,647,799
James Hardie Industries SE	884,925	7,731,831
Leighton Holdings Ltd.	342,675	5,310,538
Lend Lease Group	1,103,850	9,418,515
Macquarie Group Ltd.	616,050	24,065,310
Metcash Ltd.	1,751,625	5,070,273
Mirvac Group	7,380,000	10,812,575
National Australia Bank Ltd.	4,796,325	138,621,369
Newcrest Mining Ltd.	1,542,375	18,215,470

Security	Shares	Value

Orica Ltd.	737,775	$12,320,606
Origin Energy Ltd.	2,198,025	25,939,129
Qantas Airways Ltd.[b]	2,216,025	2,703,971
QBE Insurance Group Ltd.	2,410,650	32,635,076
Ramsay Health Care Ltd.	267,300	8,891,938
Rio Tinto Ltd.	879,075	45,645,857
Santos Ltd.	1,933,650	25,695,293
Seek Ltd.	639,675	6,096,071
Sonic Healthcare Ltd.	749,700	10,316,274
SP AusNet	3,354,075	3,450,338
Stockland Corp. Ltd.	4,632,975	15,391,313
Suncorp Group Ltd.	2,587,275	28,412,703
Sydney Airport	427,950	1,440,760
Tabcorp Holdings Ltd.	1,496,475	4,291,728
Tatts Group Ltd.	2,817,675	8,055,691
Telstra Corp. Ltd.	8,727,525	38,088,517
Toll Holdings Ltd.	1,369,125	6,657,982
Transurban Group	2,818,125	16,942,243
Treasury Wine Estates Ltd.	1,291,050	5,473,396
Wesfarmers Ltd.	2,022,075	73,227,046
Westfield Group	4,261,500	42,054,176
Westfield Retail Trust	6,144,300	15,979,462
Westpac Banking Corp.	6,222,150	173,955,703
Whitehaven Coal Ltd.[a]	1,131,975	2,001,263
Woodside Petroleum Ltd.	1,325,925	45,088,082
Woolworths Ltd.	2,502,900	79,515,810
WorleyParsons Ltd.	414,675	8,128,956

		1,884,190,552
HONG KONG — 23.41%
AAC Technologies Holdings Inc.	1,575,000	7,190,111
AIA Group Ltd.	24,210,014	106,307,513
ASM Pacific Technology Ltd.	495,000	5,100,395
Bank of East Asia Ltd. (The)	2,475,120	9,575,673
BOC Hong Kong (Holdings) Ltd.	7,425,000	23,411,386
Cathay Pacific Airways Ltd.[a]	2,250,000	3,859,099
Cheung Kong (Holdings) Ltd.	2,700,000	38,544,568
Cheung Kong Infrastructure Holdings Ltd.	1,350,000	9,122,563
CLP Holdings Ltd.[a]	3,600,000	28,783,658
First Pacific Co. Ltd.	4,682,500	4,848,921
Galaxy Entertainment Group Ltd.[b]	4,275,000	26,021,356
Hang Lung Properties Ltd.	4,500,736	14,074,957
Hang Seng Bank Ltd.	1,530,000	23,775,534
Henderson Land Development Co. Ltd.	2,250,261	13,203,713

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX JAPAN ETF

August 31, 2013

Security	Shares	Value

HKT Trust and HKT Ltd.	4,500,000	$4,195,682
Hong Kong and China Gas Co. Ltd. (The)[a]	11,663,406	26,953,502
Hong Kong Exchanges and Clearing Ltd.	2,250,000	34,528,784
Hopewell Holdings Ltd.[a]	1,125,000	3,568,942
Hutchison Whampoa Ltd.	4,275,000	49,561,862
Hysan Development Co. Ltd.	1,350,000	5,866,992
Kerry Properties Ltd.	1,350,000	5,466,574
Li & Fung Ltd.[a]	11,701,200	17,202,321
Link REIT (The)[a]	4,612,500	21,145,978
MGM China Holdings Ltd.	1,890,000	5,642,409
MTR Corp. Ltd.	2,925,000	11,033,252
New World Development Co. Ltd.	7,425,941	10,419,148
NWS Holdings Ltd.	2,925,000	4,368,036
Orient Overseas International Ltd.	450,000	2,477,948
PCCW Ltd.	7,875,000	3,544,278
Power Assets Holdings Ltd.	2,812,500	24,246,315
Sands China Ltd.	4,860,000	27,952,646
Shangri-La Asia Ltd.	3,151,000	4,851,818
Sino Land Co. Ltd.	5,850,800	7,862,031
SJM Holdings Ltd.[a]	3,825,000	9,806,175
Sun Hung Kai Properties Ltd.	3,150,000	40,865,831
Swire Pacific Ltd. Class A	1,350,000	15,477,020
Swire Properties Ltd.	2,295,000	6,422,354
Wharf (Holdings) Ltd. (The)	2,925,600	24,051,764
Wheelock and Co. Ltd.	1,800,000	9,192,201
Wynn Macau Ltd.[a]	3,060,000	9,253,714
Yue Yuen Industrial (Holdings) Ltd.[a]	1,462,500	4,507,602

		704,284,626
NEW ZEALAND — 0.90%
Auckland International Airport Ltd.	2,125,800	5,064,792
Contact Energy Ltd.	739,125	3,030,277
Fletcher Building Ltd.	1,367,100	9,263,879
SKYCITY Entertainment Group Ltd.	1,149,525	3,459,047
Telecom Corp. of New Zealand Ltd.	3,620,700	6,371,804

		27,189,799
SINGAPORE — 12.25%
Ascendas REIT	4,050,813	6,916,603

Security	Shares	Value

CapitaCommercial Trust[a]	4,050,000	$4,298,218
CapitaLand Ltd.	5,175,000	12,362,444
CapitaMall Trust Management Ltd.	4,725,000	6,883,493
CapitaMalls Asia Ltd.	2,700,000	3,795,966
City Developments Ltd.	900,000	7,028,001
ComfortDelGro Corp. Ltd.	4,050,000	5,852,555
DBS Group Holdings Ltd.	3,513,000	43,473,977
Genting Singapore PLC	12,150,400	12,514,412
Global Logistic Properties Ltd.	6,075,000	12,847,073
Golden Agri-Resources Ltd.	14,400,987	6,316,470
Hutchison Port Holdings Trust[a]	10,350,000	7,659,000
Jardine Cycle & Carriage Ltd.[a]	225,000	5,845,506
Keppel Corp. Ltd.	2,951,200	23,346,090
Keppel Land Ltd.	1,350,000	3,563,344
Keppel REIT Management Ltd.	236,096	221,903
Noble Group Ltd.[a]	8,325,708	5,282,024
Olam International Ltd.[a]	2,925,600	3,288,221
Oversea-Chinese Banking Corp. Ltd.	5,175,600	40,091,391
SembCorp Industries Ltd.	2,025,240	7,756,745
SembCorp Marine Ltd.[a]	1,575,200	5,157,107
Singapore Airlines Ltd.	1,125,800	8,350,363
Singapore Exchange Ltd.	1,800,000	10,249,462
Singapore Press Holdings Ltd.[a]	3,375,517	10,390,274
Singapore Technologies Engineering Ltd.	3,150,000	9,770,119
Singapore Telecommunications Ltd.	15,975,328	43,918,857
StarHub Ltd.	1,350,000	4,440,963
United Overseas Bank Ltd.[a]	2,565,000	39,959,154
UOL Group Ltd.	900,000	4,511,455
Wilmar International Ltd.	3,825,000	9,437,047
Yangzijiang Shipbuilding[a]	3,825,000	2,831,114

		368,359,351

TOTAL COMMON STOCKS
(Cost: $2,802,242,015)		2,984,024,328

RIGHTS — 0.00%

HONG KONG — 0.00%
New Hotel[b]	111,786	—

		—

TOTAL RIGHTS
(Cost: $0)		—

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC EX JAPAN ETF

August 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.53%

MONEY MARKET FUNDS — 2.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	71,341,985	$71,341,985
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	4,530,164	4,530,164
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	206,439	206,439

		76,078,588

TOTAL SHORT-TERM INVESTMENTS
(Cost: $76,078,588)		76,078,588

TOTAL INVESTMENTS IN SECURITIES — 101.73%
(Cost: $2,878,320,603)		3,060,102,916
Other Assets, Less Liabilities — (1.73)%		(52,035,430)

NET ASSETS — 100.00%		$3,008,067,486

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MSCI SINGAPORE ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.32%

AGRICULTURE — 1.69%
Golden Agri-Resources Ltd.	43,632,628	$19,137,867

		19,137,867
AIRLINES — 2.38%
Singapore Airlines Ltd.[a]	3,636,467	26,972,659

		26,972,659
BANKS — 33.28%
DBS Group Holdings Ltd.	9,999,500	123,745,526
Oversea-Chinese Banking Corp. Ltd.	16,362,000	126,743,826
United Overseas Bank Ltd.	8,181,000	127,448,670

		377,938,022
DISTRIBUTION & WHOLESALE — 2.08%
Jardine Cycle & Carriage Ltd.	909,000	23,615,845

		23,615,845
DIVERSIFIED FINANCIAL SERVICES — 2.73%
Singapore Exchange Ltd.	5,454,000	31,055,869

		31,055,869
ENGINEERING & CONSTRUCTION — 4.63%
SembCorp Industries Ltd.	6,363,000	24,370,527
Singapore Technologies Engineering Ltd.	9,090,000	28,193,773

		52,564,300
ENTERTAINMENT — 3.46%
Genting Singapore PLC	38,178,400	39,322,182

		39,322,182
FOOD — 3.47%
Olam International Ltd.[a]	9,090,000	10,216,683
Wilmar International Ltd.	11,817,000	29,154,925

		39,371,608
HOLDING COMPANIES — DIVERSIFIED — 6.64%
Keppel Corp. Ltd.	7,424,100	58,729,908
Noble Group Ltd.	26,361,999	16,724,668

		75,454,576
LODGING — 1.88%
City Developments Ltd.[a]	2,727,000	21,294,842

		21,294,842
MEDIA — 2.95%
Singapore Press Holdings Ltd.[a]	10,869,000	33,456,174

		33,456,174

Security	Shares	Value

REAL ESTATE — 10.08%
CapitaLand Ltd.	15,453,000	$36,915,332
CapitaMalls Asia Ltd.[a]	8,181,000	11,501,778
Global Logistic Properties Ltd.	19,089,000	40,368,357
Keppel Land Ltd.[a]	4,545,000	11,996,593
UOL Group Ltd.	2,727,000	13,669,708

		114,451,768
REAL ESTATE INVESTMENT TRUSTS — 5.02%
Ascendas REIT	12,726,335	21,729,712
CapitaCommercial Trust[a]	12,726,000	13,505,957
CapitaMall Trust Management Ltd.	14,544,800	21,189,213
Keppel REIT Management Ltd.	602,248	566,045

		56,990,927
SHIPBUILDING — 2.34%
SembCorp Marine Ltd.[a]	5,454,000	17,856,057
Yangzijiang Shipbuilding[a]	11,817,000	8,746,477

		26,602,534
TELECOMMUNICATIONS — 12.94%
Singapore Telecommunications Ltd.	49,086,568	134,947,212
StarHub Ltd.	3,636,000	11,960,995

		146,908,207
TRANSPORTATION — 3.75%
ComfortDelGro Corp. Ltd.[a]	12,726,000	18,390,029
Hutchison Port Holdings Trust	32,724,000	24,215,760

		42,605,789

TOTAL COMMON STOCKS
(Cost: $1,147,850,119)		1,127,743,169

SHORT-TERM INVESTMENTS — 8.08%

MONEY MARKET FUNDS — 8.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[b,c,d]	85,947,692	85,947,692
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[b,c,d]	5,457,615	5,457,615
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	367,289	367,289

		91,772,596

TOTAL SHORT-TERM INVESTMENTS
(Cost: $91,772,596)		91,772,596

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 107.40%
(Cost: $1,239,622,715)	$1,219,515,765
Other Assets, Less Liabilities — (7.40)%	(84,038,373)

NET ASSETS — 100.00%	$1,135,477,392

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
148	SGX MSCI Singapore Index (Sept. 2013)	Singapore	$7,977,568	$(85,780)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 97.90%

ADVERTISING — 0.41%
Cheil Worldwide Inc.[a,b]	640,180	$13,725,764

		13,725,764
AEROSPACE & DEFENSE — 0.67%
Korea Aerospace Industries Ltd.[b]	302,580	7,359,722
Samsung Techwin Co. Ltd.[b]	255,062	15,257,076

		22,616,798
AGRICULTURE — 1.35%
KT&G Corp.	698,849	45,706,443

		45,706,443
AIRLINES — 0.21%
Korean Air Lines Co. Ltd.[a]	280,570	7,127,673

		7,127,673
AUTO MANUFACTURERS — 9.29%
Hyundai Motor Co.	954,420	214,089,978
Kia Motors Corp.	1,645,931	99,641,064

		313,731,042
AUTO PARTS & EQUIPMENT — 4.68%
Halla Visteon Climate Control Corp.[b]	277,320	9,518,393
Hankook Tire Co. Ltd.	487,014	25,270,939
Hyundai Mobis Co. Ltd.	425,016	106,823,534
Hyundai Wia Corp.[b]	106,054	16,385,083

		157,997,949
BANKS — 0.35%
Industrial Bank of Korea	1,172,780	11,938,574

		11,938,574
BEVERAGES — 0.15%
Hite Jinro Co. Ltd.[b]	225,730	5,114,283

		5,114,283
CHEMICALS — 3.90%
Hanwha Chemical Corp.[b]	616,182	9,825,162
KCC Corp.	33,390	12,588,365
LG Chem Ltd.	291,145	75,405,781
Lotte Chemical Corp.	115,239	17,804,143
OCI Co. Ltd.[b]	113,735	16,137,348

		131,760,799
COMMERCIAL SERVICES — 0.23%
S1 Corp.	133,647	7,645,227

		7,645,227

Security	Shares	Value

COMPUTERS — 0.45%
SK C&C Co. Ltd.	154,898	$15,279,790

		15,279,790
COSMETICS & PERSONAL CARE — 1.54%
AmorePacific Corp.	21,740	17,626,233
AmorePacific Group	21,851	7,224,284
LG Household & Health Care Ltd.	61,115	27,032,535

		51,883,052
DISTRIBUTION & WHOLESALE — 2.00%
Daewoo International Corp.[b]	330,763	10,428,994
Hanwha Corp.	332,780	9,773,098
Samsung C&T Corp.	800,508	41,321,660
SK Networks Co. Ltd.	1,037,080	6,166,144

		67,689,896
DIVERSIFIED FINANCIAL SERVICES — 10.15%
BS Financial Group Inc.	1,133,592	14,552,215
Daewoo Securities Co. Ltd.	1,195,837	10,072,588
DGB Financial Group Inc.	936,560	13,119,686
Hana Financial Group Inc.	1,743,458	54,971,425
Hyundai Securities Co. Ltd.	985,207	5,058,943
KB Financial Group Inc.	2,251,792	72,419,237
Korea Investment Holdings Co. Ltd.	286,134	10,130,234
Mirae Asset Securities Co. Ltd.	209,002	6,015,597
Samsung Card Co. Ltd.	262,620	8,564,339
Samsung Securities Co. Ltd.	415,471	16,805,232
Shinhan Financial Group Co. Ltd.	2,665,727	98,219,210
Woori Finance Holdings Co. Ltd.	2,391,770	23,916,623
Woori Investment & Securities Co. Ltd.	895,568	8,793,920

		342,639,249
ELECTRIC — 1.34%
Korea Electric Power Corp.[a]	1,638,070	45,303,139

		45,303,139
ELECTRICAL COMPONENTS & EQUIPMENT — 1.70%
LG Electronics Inc.[b]	677,938	44,216,667
LG Innotek Co. Ltd.[a,b]	87,409	6,638,060
LS Industrial Systems Co. Ltd.	120,259	6,706,033

		57,560,760

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2013

Security	Shares	Value

ELECTRONICS — 2.01%
LG Display Co. Ltd.[a]	1,488,392	$39,286,416
Samsung Electro-Mechanics Co. Ltd.	389,105	28,603,187

		67,889,603
ENGINEERING & CONSTRUCTION — 2.05%
Daelim Industrial Co. Ltd.[b]	191,866	15,123,891
Daewoo Engineering & Construction Co. Ltd.[a,b]	889,154	5,911,406
GS Engineering & Construction Corp.[b]	269,618	8,598,241
Hyundai Engineering & Construction Co. Ltd.[b]	469,883	24,297,360
Samsung Engineering Co. Ltd.[b]	200,974	15,244,368

		69,175,266
ENVIRONMENTAL CONTROL — 0.57%
Coway Co. Ltd.	362,751	19,215,133

		19,215,133
FOOD — 1.23%
CJ CheilJedang Corp.	55,320	12,683,158
Lotte Confectionery Co. Ltd.	5,559	7,571,918
ORION Corp.[b]	23,944	21,268,217

		41,523,293
GAS — 0.26%
Korea Gas Corp.	174,485	8,723,857

		8,723,857
HOLDING COMPANIES — DIVERSIFIED — 0.56%
CJ Corp.	106,298	10,198,403
LS Corp.	135,110	8,605,267

		18,803,670
HOME BUILDERS — 0.25%
Hyundai Development Co.	433,729	8,400,679

		8,400,679
HOME FURNISHINGS — 1.09%
LG Corp.	609,504	36,788,224

		36,788,224
INSURANCE — 3.60%
Dongbu Insurance Co. Ltd.	299,384	12,703,019
Hanwha Life Insurance Co. Ltd.	1,571,630	9,202,824
Hyundai Marine & Fire Insurance Co. Ltd.	444,450	11,851,466
Samsung Fire & Marine Insurance Co. Ltd.	225,749	50,842,079

Security	Shares	Value

Samsung Life Insurance Co. Ltd.	385,840	$36,844,323

		121,443,711
INTERNET — 2.82%
NCsoft Corp.	104,826	15,298,241
NHN Corp.	178,619	71,846,659
NHN Entertainment Corp.[a]	82,177	8,032,260

		95,177,160
IRON & STEEL — 4.22%
Hyundai Steel Co.	365,011	24,135,676
POSCO	407,081	118,268,207

		142,403,883
LODGING — 0.49%
Kangwon Land Inc.	657,462	16,406,196

		16,406,196
MACHINERY — 0.65%
Doosan Heavy Industries & Construction Co. Ltd.	334,526	12,853,055
Doosan Infracore Co. Ltd.[a,b]	747,520	9,124,721

		21,977,776
MANUFACTURING — 1.11%
Cheil Industries Inc.	260,679	20,735,963
Doosan Corp.	64,196	8,009,681
Kumho Petro Chemical Co. Ltd.[b]	103,149	8,567,486

		37,313,130
METAL FABRICATE & HARDWARE — 0.61%
Hyosung Corp.	174,457	11,158,458
Hyundai Hysco Co. Ltd.	240,376	9,398,062

		20,556,520
MINING — 0.49%
Korea Zinc Co. Ltd.[b]	57,709	16,610,086

		16,610,086
OIL & GAS — 3.40%
GS Holdings Corp.	345,865	17,666,362
S-Oil Corp.	300,071	20,760,734
SK Holdings Co. Ltd.	168,603	28,403,010
SK Innovation Co. Ltd.	381,688	48,138,660

		114,968,766
PHARMACEUTICALS — 0.81%
Celltrion Inc.[b]	421,756	17,135,440
Yuhan Corp.	57,268	10,111,732

		27,247,172

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2013

Security	Shares	Value

RETAIL — 2.11%
E-Mart Co. Ltd.	137,254	$25,471,217
Hyundai Department Store Co. Ltd.	105,172	14,069,674
Lotte Shopping Co. Ltd.	72,917	22,366,775
Shinsegae Co. Ltd.	51,046	9,220,056

		71,127,722
SEMICONDUCTORS — 24.82%
Samsung Electronics Co. Ltd.	612,780	755,175,929
SK Hynix Inc.[a,b]	3,260,140	82,968,294

		838,144,223
SHIPBUILDING — 3.50%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	646,862	17,278,013
Hyundai Heavy Industries Co. Ltd.	264,736	54,256,511
Hyundai Mipo Dockyard Co. Ltd.[b]	80,789	9,825,247
Samsung Heavy Industries Co. Ltd.	1,037,980	36,935,462

		118,295,233
TELECOMMUNICATIONS — 2.15%
KT Corp.	243,592	7,921,869
LG Uplus Corp.[a]	1,512,635	17,782,881
Samsung SDI Co. Ltd.	219,951	33,486,527
SK Telecom Co. Ltd.	67,953	13,559,380

		72,750,657
TRANSPORTATION — 0.68%
Hyundai Glovis Co. Ltd.	90,181	15,191,971
Hyundai Merchant Marine Co. Ltd.[a,b]	472,424	7,894,658

		23,086,629

TOTAL COMMON STOCKS
(Cost: $1,827,962,083)		3,305,749,027

PREFERRED STOCKS — 2.10%

AUTO MANUFACTURERS — 1.19%
Hyundai Motor Co. Ltd.	163,949	15,360,295
Hyundai Motor Co. Ltd. Series 2	246,779	24,899,102

		40,259,397
CHEMICALS — 0.22%
LG Chem Ltd.	61,413	7,302,839

		7,302,839

Security	Shares	Value

SEMICONDUCTORS — 0.69%
Samsung Electronics Co. Ltd.	28,102	$23,265,383

		23,265,383

TOTAL PREFERRED STOCKS
(Cost: $40,686,779)		70,827,619

SHORT-TERM INVESTMENTS — 3.73%

MONEY MARKET FUNDS — 3.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	116,011,107	116,011,107
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	7,366,620	7,366,620
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	2,393,204	2,393,204

		125,770,931

TOTAL SHORT-TERM INVESTMENTS
(Cost: $125,770,931)		125,770,931

TOTAL INVESTMENTS IN SECURITIES — 103.73%
(Cost: $1,994,419,793)		3,502,347,577
Other Assets, Less Liabilities — (3.73)%		(125,831,132)

NET ASSETS — 100.00%		$3,376,516,445

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI TAIWAN ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.08%

AIRLINES — 0.41%
China Airlines Ltd.[a]	16,515,761	$5,795,100
EVA Airways Corp.[a]	9,710,212	5,159,397

		10,954,497
APPAREL — 1.66%
Eclat Textile Co. Ltd.	971,000	8,679,928
Far Eastern New Century Corp.	19,808,431	21,281,594
Pou Chen Corp.	12,623,103	13,793,897

		43,755,419
AUTO MANUFACTURERS — 0.43%
China Motor Co. Ltd.[b]	3,884,000	3,348,668
Yulon Motor Co. Ltd.[b]	4,855,362	7,999,109

		11,347,777
AUTO PARTS & EQUIPMENT — 1.15%
Cheng Shin Rubber Industry Co. Ltd.[b]	10,049,670	25,859,232
Nan Kang Rubber Tire Co. Ltd.[b]	3,884,404	4,543,239

		30,402,471
BANKS — 0.83%
Chang Hwa Commercial Bank Ltd.	29,091,325	15,748,950
Taiwan Business Bank Ltd.[a]	21,285,818	6,152,896

		21,901,846
BUILDING MATERIALS — 1.88%
Asia Cement Corp.[b]	12,875,644	16,092,135
Taiwan Cement Corp.	21,362,504	28,198,263
Taiwan Glass Industry Corp.[b]	5,826,693	5,344,875

		49,635,273
CHEMICALS — 7.72%
China Petrochemical Development Corp.[b]	10,681,540	4,943,753
Formosa Chemicals & Fibre Corp.	20,391,610	52,947,521
Formosa Plastics Corp.[b]	26,256,518	65,455,939
LCY Chemical Corp.[b]	2,913,048	3,460,671
Nan Ya Plastics Corp.	30,400,938	59,532,990
Taiwan Fertilizer Co. Ltd.	4,855,000	11,146,001
TSRC Corp.[b]	3,884,720	6,594,723

		204,081,598
COMPUTERS — 7.59%
Acer Inc.[a,b]	16,507,841	11,005,411
Advantech Co. Ltd.	1,942,771	9,868,208

Security	Shares	Value

ASUSTeK Computer Inc.[b]	4,269,857	$34,031,008
Chicony Electronics Co. Ltd.	2,941,636	6,802,493
Clevo Co.	2,913,991	5,686,881
Compal Electronics Inc.	27,188,554	18,307,720
Foxconn Technology Co. Ltd.[b]	5,098,214	12,999,172
Innolux Corp.[a,b]	43,695,869	21,903,057
Inventec Corp.	15,536,868	12,642,575
Lite-On Technology Corp.	12,744,599	21,592,714
Quanta Computer Inc.[b]	15,536,240	32,760,339
Wistron Corp.[b]	14,272,024	12,805,689

		200,405,267
DIVERSIFIED FINANCIAL SERVICES — 12.28%
China Development Financial Holding Corp.[b]	87,390,508	23,976,209
CTBC Financial Holding Co. Ltd.[b]	85,127,193	53,623,205
E.Sun Financial Holding Co. Ltd.	30,876,008	19,552,552
First Financial Holding Co. Ltd.[b]	43,431,210	25,108,521
Fubon Financial Holding Co. Ltd.	42,724,515	58,537,490
Hua Nan Financial Holdings Co. Ltd.	33,985,630	18,512,115
Mega Financial Holding Co. Ltd.	55,347,972	42,263,067
SinoPac Financial Holdings Co. Ltd.	42,027,293	18,749,331
Taishin Financial Holdings Co. Ltd.	42,307,681	18,238,202
Taiwan Cooperative Financial Holding Co. Ltd.	34,995,353	18,711,278
Yuanta Financial Holding Co. Ltd.	54,376,453	27,256,823

		324,528,793
ELECTRICAL COMPONENTS & EQUIPMENT — 2.43%
Delta Electronics Inc.	11,652,180	52,761,797
Hermes Microvision Inc.[b]	189,000	5,090,611
Pacific Electric Wire & Cable Co. Ltd.[a,c]	197	—
Walsin Lihwa Corp.[a]	21,362,069	6,317,710

		64,170,118
ELECTRONICS — 11.46%
AU Optronics Corp.[a,b]	55,347,830	21,825,073
Cheng Uei Precision Industry Co. Ltd.	2,913,761	5,813,014

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN ETF

August 31, 2013

Security	Shares	Value

Hon Hai Precision Industry Co. Ltd.	64,086,899	$173,899,520
Kinsus Interconnect Technology Corp.	1,942,043	7,106,341
Pegatron Corp.[a,b]	9,710,037	15,023,633
Phison Electronics Corp.	971,698	6,819,047
Radiant Opto-Electronics Corp.[b]	3,000,583	9,525,820
Simplo Technology Co. Ltd.	1,942,835	9,284,212
Synnex Technology International Corp.[b]	7,768,538	12,240,357
TPK Holding Co. Ltd.[b]	1,459,466	15,509,372
Tripod Technology Corp.	2,913,061	5,772,679
Unimicron Technology Corp.[b]	8,739,794	7,097,094
WPG Holdings Co. Ltd.	8,739,744	10,046,858
Ya Hsin Industrial Co. Ltd.[a,c]	6,845,461	2
Zhen Ding Technology Holding Ltd.	1,087,072	2,884,376

		302,847,398
ENGINEERING & CONSTRUCTION — 0.25%
CTCI Corp.	3,884,000	6,502,645

		6,502,645
FOOD — 2.17%
Standard Foods Corp.	2,233,458	6,582,933
Uni-President Enterprises Co.[b]	27,796,159	50,623,759

		57,206,692
INSURANCE — 3.46%
Cathay Financial Holding Co. Ltd.	46,603,987	66,033,152
China Life Insurance Co. Ltd.	11,652,921	11,507,087
Shin Kong Financial Holding Co. Ltd.[a]	40,782,411	13,764,719

		91,304,958
IRON & STEEL — 2.52%
China Steel Corp.[b]	72,825,958	61,571,513
Feng Hsin Iron & Steel Co. Ltd.	2,913,050	5,139,903

		66,711,416
LEISURE TIME — 0.81%
Giant Manufacturing Co. Ltd.[b]	1,942,590	13,080,649
Merida Industry Co. Ltd.[b]	1,277,000	8,364,116

		21,444,765
LODGING — 0.09%
Formosa International Hotels Corp.	215,622	2,381,429

		2,381,429

Security	Shares	Value

MACHINERY — 0.42%
Teco Electric and Machinery Co. Ltd.[b]	10,681,092	$11,189,902

		11,189,902
MANUFACTURING — 1.08%
Hiwin Technologies Corp.[b]	1,000,919	6,555,836
Largan Precision Co. Ltd.[b]	632,794	22,097,938

		28,653,774
METAL FABRICATE & HARDWARE — 0.77%
Catcher Technology Co. Ltd.[b]	4,274,743	20,356,259

		20,356,259
OIL & GAS — 0.65%
Formosa Petrochemical Corp.[b]	6,797,950	17,264,923

		17,264,923
PHARMACEUTICALS — 0.11%
ScinoPharm Taiwan Ltd.	1,009,720	2,827,601

		2,827,601
REAL ESTATE — 0.92%
Chailease Holding Co. Ltd.[b]	4,272,400	8,694,854
Farglory Land Development Co. Ltd.[b]	1,942,000	3,510,909
Highwealth Construction Corp.	1,942,200	4,316,072
Ruentex Development Co. Ltd.[b]	3,884,487	7,671,747

		24,193,582
RETAIL — 2.11%
Far Eastern Department Stores Co. Ltd.[b]	5,826,090	5,986,809
Hotai Motor Co. Ltd.	1,568,000	15,509,967
President Chain Store Corp.	3,884,215	27,128,304
Ruentex Industries Ltd.	2,913,550	7,234,098

		55,859,178
SEMICONDUCTORS — 28.82%
Advanced Semiconductor Engineering Inc.[b]	37,869,448	33,472,469
Epistar Corp.[b]	4,855,047	7,949,917
MediaTek Inc.[b]	7,768,632	95,276,043
MStar Semiconductor Inc.[b]	1,183,634	10,798,245
Novatek Microelectronics Corp. Ltd.[b]	3,461,544	14,401,652
Powertech Technology Inc.	3,884,036	7,099,760
Realtek Semiconductor Corp.[b]	2,970,063	6,590,325
Siliconware Precision Industries Co. Ltd.[b]	18,449,214	20,715,253
Taiwan Semiconductor Manufacturing Co. Ltd.[b]	156,331,882	525,033,138

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN ETF

August 31, 2013

Security	Shares	Value

Transcend Information Inc.	971,905	$2,867,858
United Microelectronics Corp.[b]	77,680,501	31,929,361
Vanguard International Semiconductor Corp.[b]	4,870,000	5,264,733

		761,398,754
TELECOMMUNICATIONS — 6.20%
Chunghwa Telecom Co. Ltd.	24,275,648	76,742,345
Far EasTone Telecommunications Co. Ltd.	9,710,259	24,564,040
HTC Corp.[b]	4,569,884	23,899,709
Taiwan Mobile Co. Ltd.	10,681,609	38,550,812

		163,756,906
TEXTILES — 0.17%
Formosa Taffeta Co. Ltd.	4,855,515	4,445,893

		4,445,893
TRANSPORTATION — 0.69%
Evergreen Marine Corp. Ltd.[a]	10,681,766	6,032,577
U-Ming Marine Transport Corp.	2,913,800	4,488,836
Wan Hai Lines Ltd.	6,797,854	3,680,103
Yang Ming Marine Transport Corp.[a]	9,052,635	3,962,957

		18,164,473

TOTAL COMMON STOCKS
(Cost: $1,669,074,591)		2,617,693,607

SHORT-TERM INVESTMENTS — 11.86%

MONEY MARKET FUNDS — 11.86%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	288,485,727	288,485,727
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	18,318,633	18,318,633
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	6,456,957	6,456,957

		313,261,317

TOTAL SHORT-TERM INVESTMENTS
(Cost: $313,261,317)		313,261,317

TOTAL INVESTMENTS IN SECURITIES — 110.94%
(Cost: $1,982,335,908)		2,930,954,924
Other Assets, Less Liabilities — (10.94)%		(288,958,006)

NET ASSETS — 100.00%		$2,641,996,918

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
721	MSCI Taiwan Index (Sept. 2013)	Singapore	$20,346,620	$488,081

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.27%

ADVERTISING — 0.10%
VGI Global Media PCL NVDR	183,900	$559,870

		559,870
AIRLINES — 0.46%
Thai Airways International PCL NVDR	4,981,566	2,507,032

		2,507,032
AUTO PARTS & EQUIPMENT — 0.19%
Somboon Advance Technology PCL NVDR	2,128,025	1,004,846

		1,004,846
BANKS — 27.62%
Bangkok Bank PCL Foreign	3,904,400	21,953,911
Bangkok Bank PCL NVDR	2,536,600	14,105,356
Bank of Ayudhya PCL NVDR	12,418,300	14,659,689
Kasikornbank PCL Foreign	5,625,600	27,787,214
Kasikornbank PCL NVDR	3,046,400	15,047,456
Kiatnakin Bank PCL NVDR	2,685,373	3,295,192
Krung Thai Bank PCL NVDR	20,832,200	10,678,201
LH Financial Group PCL NVDR	36,566,747	1,499,475
Siam Commercial Bank PCL NVDR	8,693,900	36,325,864
Thanachart Capital PCL NVDR	4,327,400	4,335,466

		149,687,824
BUILDING MATERIALS — 0.75%
Dynasty Ceramic PCL NVDR	1,287,700	2,140,166
TPI Polene PCL NVDR	4,962,700	1,680,442
Union Mosaic Industry PCL NVDR	707,300	263,672

		4,084,280
CHEMICALS — 5.53%
Indorama Ventures PCL NVDR	9,410,710	5,057,636
IRPC PCL NVDR	65,468,500	6,060,768
PTT Global Chemical PCL NVDR	7,321,107	15,692,960
Siam Gas and Petrochemicals PCL NVDR	3,379,100	950,011
Sri Trang Agro-Industry PCL NVDR	5,317,771	2,197,153

		29,958,528
COAL — 1.14%
Banpu PCL NVDR	716,850	6,146,337

		6,146,337

Security	Shares	Value

COMMERCIAL SERVICES — 0.71%
Bangkok Aviation Fuel PCL NVDR	807,000	$576,607
Bangkok Expressway PCL NVDR	3,076,400	3,249,382

		3,825,989
COMPUTERS — 0.31%
Cal-Comp Electronics (Thailand) PCL NVDR	21,632,100	1,693,473

		1,693,473
DISTRIBUTION & WHOLESALE — 0.27%
Energy Earth PCL NVDR	8,593,300	1,211,978
Jaymart PCL NVDR	519,300	258,118

		1,470,096
DIVERSIFIED FINANCIAL SERVICES — 0.71%
Krungthai Card PCL NVDR	317,900	335,775
Thitikorn PCL NVDR	839,800	237,409
TISCO Financial Group PCL NVDR	2,980,410	3,286,876

		3,860,060
ELECTRIC — 1.25%
Glow Energy PCL NVDR	3,370,800	6,570,913
Gunkul Engineering PCL NVDR	519,300	209,721

		6,780,634
ELECTRONICS — 1.59%
Delta Electronics (Thailand) PCL NVDR	3,819,144	5,190,667
Hana Microelectronics PCL NVDR	4,612,900	3,038,008
SVI PCL NVDR[a]	4,234,115	394,605

		8,623,280
ENERGY — ALTERNATE SOURCES — 0.11%
Energy Absolute PCL NVDR	1,701,700	317,185
SPCG PCL NVDR[a]	408,600	258,945

		576,130
ENGINEERING & CONSTRUCTION — 3.42%
Airports of Thailand PCL NVDR	2,156,200	10,951,808
CH. Karnchang PCL NVDR	3,857,100	2,252,671
Italian-Thai Development PCL NVDR[a]	14,302,248	1,857,204
Sino-Thai Engineering & Construction PCL NVDR	5,497,428	3,142,364
Sriracha Construction PCL NVDR	351,700	344,161

		18,548,208

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2013

Security	Shares	Value

ENTERTAINMENT — 0.41%
GMM Grammy PCL NVDR[a]	597,400	$304,361
Major Cineplex Group PCL NVDR	3,877,600	1,915,310

		2,219,671
FOOD — 3.12%
Charoen Pokphand Foods PCL NVDR	16,091,000	11,597,117
GFPT PCL NVDR[a]	5,240,300	1,408,158
Khon Kaen Sugar Industry PCL NVDR	4,752,000	1,860,056
Malee Sampran Factory PCL NVDR	242,100	221,868
Thai Vegetable Oil PCL NVDR	3,456,253	1,836,034

		16,923,233
HEALTH CARE — SERVICES — 2.57%
Bangkok Chain Hospital PCL NVDR	7,728,025	1,488,467
Bangkok Dusit Medical Services PCL NVDR	1,470,000	5,890,960
Bumrungrad Hospital PCL NVDR	2,431,076	5,890,771
Vibhavadi Medical Center PCL NVDR	2,338,760	668,425

		13,938,623
HOLDING COMPANIES — DIVERSIFIED — 4.33%
Siam Cement PCL Foreign	1,410,100	17,346,989
Siam Cement PCL NVDR	500,400	6,109,264

		23,456,253
HOME BUILDERS — 0.82%
AP (Thailand) PCL NVDR	8,604,060	1,288,337
Quality Houses PCL NVDR	30,789,041	2,525,103
WHA Corp. PCL NVDR	362,300	616,214

		4,429,654
HOUSEWARES — 0.06%
Srithai Superware PCL NVDR	556,300	300,703

		300,703
INSURANCE — 0.05%
Thai Reinsurance PCL NVDR[a]	2,000,200	260,977

		260,977
IRON & STEEL — 0.37%
G J Steel PCL NVDR[a]	637,221,600	1,385,694
G Steel PCL NVDR[a]	134,896,000	628,593

		2,014,287

Security	Shares	Value

LODGING — 0.65%
Central Plaza Hotel PCL NVDR	4,144,000	$3,540,230

		3,540,230
MEDIA — 2.12%
BEC World PCL NVDR	5,965,000	10,099,177
MCOT PCL NVDR	1,422,700	1,359,056

		11,458,233
METAL FABRICATE & HARDWARE — 0.45%
STP & I PCL NVDR	4,327,500	2,446,738

		2,446,738
MINING — 0.04%
Univentures PCL NVDR	1,162,100	229,243

		229,243
OIL & GAS — 16.88%
Bangchak Petroleum PCL NVDR	2,944,700	2,904,449
Esso (Thailand) PCL NVDR	8,752,100	1,685,710
PTT Exploration & Production PCL NVDR	6,776,984	35,053,366
PTT PCL NVDR	4,257,500	43,249,534
Thai Oil PCL NVDR	5,072,900	8,588,787

		91,481,846
PACKAGING & CONTAINERS — 0.21%
Polyplex PCL NVDR	4,120,150	1,132,753

		1,132,753
REAL ESTATE — 5.51%
Amata Corp. PCL NVDR	4,525,100	2,389,770
Ananda Development PCL NVDR[a]	3,472,300	181,220
Asset Corp. PCL NVDR	14,176,037	1,550,160
Bangkok Land PCL NVDR	59,643,400	2,408,711
Central Pattana PCL NVDR	6,644,100	7,636,897
Golden Land Property Development PCL NVDR[a]	1,812,400	346,265
Hemaraj Land and Development PCL NVDR	34,577,800	2,986,216
LPN Development PCL NVDR	4,080,147	2,420,963
Natural Park PCL NVDR[a]	128,144,000	278,661
Pruksa Real Estate PCL NVDR	4,913,980	2,396,691
Rojana Industrial Park PCL NVDR	1,424,200	345,100
Sansiri PCL NVDR	25,191,728	1,612,145
Siam Future Development PCL NVDR	6,459,087	1,183,865
Supalai PCL NVDR	4,656,000	1,836,943

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2013

Security	Shares	Value

Thai Factory Development PCL NVDR	930,800	$238,555
Ticon Industrial Connection PCL NVDR	4,238,293	2,027,639

		29,839,801
RETAIL — 6.40%
CP All PCL NVDR	22,818,000	23,214,958
Home Product Center PCL NVDR	11,112,800	3,866,523
Minor International PCL NVDR	7,258,100	4,825,205
OfficeMate PCL NVDR	186,500	185,399
Oishi Group PCL NVDR	96,100	322,423
Siam Global House PCL NVDR	4,910,818	2,273,103

		34,687,611
TELECOMMUNICATIONS — 9.66%
Advanced Information Service PCL NVDR	5,138,819	38,313,655
Jasmine International PCL NVDR	23,480,968	5,288,506
Loxley PCL NVDR	2,843,605	369,254
Samart Corp. PCL NVDR	3,949,237	1,815,741
Samart Telcoms PCL NVDR	509,400	221,547
Thaicom PCL NVDR	1,592,400	1,484,063
True Corp. PCL NVDR[a]	24,046,300	4,855,575

		52,348,341
TRANSPORTATION — 0.74%
Bangkok Metro PCL NVDR[a]	9,771,000	349,073
Precious Shipping PCL NVDR	3,148,900	1,447,770
Thoresen Thai Agencies PCL NVDR[a]	4,864,382	2,206,274

		4,003,117
WATER — 0.72%
Eastern Water Resources and Management PCL NVDR	977,300	391,649
Thai Tap Water Supply PCL NVDR	11,555,266	3,517,912

		3,909,561

TOTAL COMMON STOCKS
(Cost: $658,287,063)		537,947,462

RIGHTS — 0.01%

ENTERTAINMENT — 0.01%
GMM Grammy PCL NVDR[a]	142,420	28,316

		28,316

TOTAL RIGHTS
(Cost: $0)		28,316

Security	Shares	Value

WARRANTS — 0.05%

IRON & STEEL — 0.00%
G J Steel PCL NVDR
(Expires 02/07/20)[a]	30	$—

		—
REAL ESTATE — 0.05%
Bangkok Land PCL NVDR
(Expires 07/02/18)[a]	28,671,212	258,300

		258,300
TELECOMMUNICATIONS — 0.00%
Loxley PCL NVDR
(Expires 04/21/16)[a]	50,876	—

		—

TOTAL WARRANTS
(Cost: $0)		258,300

SHORT-TERM INVESTMENTS — 0.27%

MONEY MARKET FUNDS — 0.27%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	1,460,588	1,460,588

		1,460,588

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,460,588)		1,460,588

TOTAL INVESTMENTS IN SECURITIES — 99.60%
(Cost: $659,747,651)		539,694,666
Other Assets, Less Liabilities — 0.40%		2,178,128

NET ASSETS — 100.00%		$541,872,794

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2013

	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,950,570,242	$2,137,789,797	$88,195,622
Affiliated (Note 2)	4,108,022	87,012,488	1,301,634

Total cost of investments	$1,954,678,264	$2,224,802,285	$89,497,256

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,894,809,486	$2,115,343,318	$88,752,351
Affiliated (Note 2)	4,108,022	87,012,488	1,301,634

Total fair value of investments	1,898,917,508	2,202,355,806	90,053,985
Foreign currency, at value[b]	5,705,737	3,801,410	150,411
Foreign currency pledged to broker, at value[b]	360,972	1,574,429	—
Receivables:
Investment securities sold	1,841,586	13,930,420	48,106
Dividends and interest	15,047,703	5,765,766	140,359
Capital shares sold	269,682	—	—
Futures variation margin	706,374	—	—

Total Assets	1,922,849,562	2,227,427,831	90,392,861

LIABILITIES
Payables:
Investment securities purchased	2,065,184	13,584,368	71,511
Collateral for securities on loan (Note 5)	3,119,753	86,669,146	1,294,774
Capital shares redeemed	—	1,264,427	—
Futures variation margin	—	106,978	—
Investment advisory fees (Note 2)	815,705	946,493	38,889

Total Liabilities	6,000,642	102,571,412	1,405,174

NET ASSETS	$1,916,848,920	$2,124,856,419	$88,987,687

Net assets consist of:
Paid-in capital	$2,195,211,185	$2,547,462,077	$91,292,746
Undistributed (distributions in excess of) net investment income	(5,060,683)	4,875,501	(123,338)
Accumulated net realized loss	(217,814,260)	(404,929,521)	(2,737,044)
Net unrealized appreciation (depreciation)	(55,487,322)	(22,551,638)	555,323

NET ASSETS	$1,916,848,920	$2,124,856,419	$88,987,687

Shares outstanding[c]	81,200,000	112,350,000	1,800,000

Net asset value per share	$23.61	$18.91	$49.44

[a]	Securities on loan with values of $2,923,238, $82,969,840, and $1,231,306, respectively. See Note 5.
[b]	Cost of foreign currency including currency pledged to broker, if any: $6,177,834, $5,374,683, and $151,140, respectively.
[c]	$0.001 par value, number of shares authorized: 627.8 million, 375 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore ETF

ASSETS
Investments, at cost:
Unaffiliated	$386,427,264	$2,802,242,015	$1,147,850,119
Affiliated (Note 2)	70,542	76,078,588	91,772,596

Total cost of investments	$386,497,806	$2,878,320,603	$1,239,622,715

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$807,299,058	$2,984,024,328	$1,127,743,169
Affiliated (Note 2)	70,542	76,078,588	91,772,596

Total fair value of investments	807,369,600	3,060,102,916	1,219,515,765
Foreign currency, at value[b]	1,394,273	6,634,739	8,734,878
Foreign currency pledged to broker, at value[b]	—	—	638,881
Receivables:
Investment securities sold	60,796,244	5,022,433	2,194,543
Dividends and interest	843,317	19,611,479	7,045,070

Total Assets	870,403,434	3,091,371,567	1,238,129,137

LIABILITIES
Payables:
Investment securities purchased	7,346,706	5,228,798	7,404,717
Collateral for securities on loan (Note 5)	—	75,872,149	91,405,307
Capital shares redeemed	53,529,220	886,217	3,220,686
Futures variation margin	—	—	85,780
Investment advisory fees (Note 2)	389,071	1,316,917	535,255

Total Liabilities	61,264,997	83,304,081	102,651,745

NET ASSETS	$809,138,437	$3,008,067,486	$1,135,477,392

Net assets consist of:
Paid-in capital	$449,701,125	$3,317,036,417	$1,375,991,316
Undistributed (distributions in excess of) net investment income	2,319,942	1,949,874	(1,582,316)
Accumulated net realized loss	(63,825,117)	(492,358,206)	(218,761,331)
Net unrealized appreciation (depreciation)	420,942,487	181,439,401	(20,170,277)

NET ASSETS	$809,138,437	$3,008,067,486	$1,135,477,392

Shares outstanding[c]	55,425,000	67,500,000	90,900,000

Net asset value per share	$14.60	$44.56	$12.49

[a]	Securities on loan with values of $ —, $71,538,672 and $86,275,918, respectively. See Note 5.
[b]	Cost of foreign currency including currency pledged to broker, if any: $1,394,273, $6,647,159 and $9,343,992, respectively.
[c]	$0.001 par value, number of shares authorized: 300 million, 1 billion and 300 million, respectively.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI South Korea Capped ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,868,648,862	$1,669,074,591	$658,287,063
Affiliated (Note 2)	125,770,931	313,261,317	1,460,588

Total cost of investments	$1,994,419,793	$1,982,335,908	$659,747,651

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,376,576,646	$2,617,693,607	$538,234,078
Affiliated (Note 2)	125,770,931	313,261,317	1,460,588

Total fair value of investments	3,502,347,577	2,930,954,924	539,694,666
Foreign currency, at value[b]	7,261	2,157,495	139,476
Cash	—	11,880,657	—
Cash pledged to broker	—	1,659,000	—
Receivables:
Investment securities sold	72,086,673	3,723,453	13,378,177
Dividends and interest	177,765	16,576,289	2,417,107
Futures variation margin	—	313,925	—

Total Assets	3,574,619,276	2,967,265,743	555,629,426

LIABILITIES
Payables:
Investment securities purchased	72,980,884	15,095,496	13,121,102
Collateral for securities on loan (Note 5)	123,377,727	306,804,360	—
Capital shares redeemed	—	—	264,960
Foreign taxes (Note 1)	8,701	1,998,750	—
Investment advisory fees (Note 2)	1,735,519	1,370,219	370,570

Total Liabilities	198,102,831	325,268,825	13,756,632

NET ASSETS	$3,376,516,445	$2,641,996,918	$541,872,794

Net assets consist of:
Paid-in capital	$2,753,438,081	$2,734,862,185	$681,215,689
Undistributed (distributions in excess of) net investment income	(16,666,480)	43,522,689	2,739,321
Accumulated net realized loss	(868,181,906)	(1,085,505,727)	(21,984,785)
Net unrealized appreciation (depreciation)	1,507,926,750	949,117,771	(120,097,431)

NET ASSETS	$3,376,516,445	$2,641,996,918	$541,872,794

Shares outstanding[c]	58,550,000	194,200,000	8,000,000

Net asset value per share	$57.67	$13.60	$67.73

[a]	Securities on loan with values of $116,912,746, $294,601,074 and $ —, respectively. See Note 5.
[b]	Cost of foreign currency: $7,220, $2,157,495 and $139,476, respectively.
[c]	$0.001 par value, number of shares authorized: 200 million, 900 million and 200 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$106,848,492	$85,270,291	$1,125,361
Interest — unaffiliated	52,809	—	—
Interest — affiliated (Note 2)	1,746	1,763	18
Securities lending income — affiliated (Note 2)	131,996	572,222	22,320

Total investment income	107,035,043	85,844,276	1,147,699

EXPENSES
Investment advisory fees (Note 2)	11,916,310	14,579,558	311,214

Total expenses	11,916,310	14,579,558	311,214

Net investment income	95,118,733	71,264,718	836,485

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(58,889,768)	(62,875,125)	(771,525)
In-kind redemptions — unaffiliated	128,136,220	239,635,245	603,169
Futures contracts	825,222	(388,934)	—
Foreign currency transactions	(2,135,580)	(1,779)	(59,380)

Net realized gain (loss)	67,936,094	176,369,407	(227,736)

Net change in unrealized appreciation/depreciation on:
Investments	12,652,002	55,943,763	6,087,681
Futures contracts	756,393	(83,603)	—
Translation of assets and liabilities in foreign currencies	(210,114)	1,548	(2,476)

Net change in unrealized appreciation/depreciation	13,198,281	55,861,708	6,085,205

Net realized and unrealized gain	81,134,375	232,231,115	5,857,469

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$176,253,108	$303,495,833	$6,693,954

[a]	Net of foreign withholding tax of $1,184,702, $ — and $84,853, respectively.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Malaysia ETF	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$30,872,782	$154,020,114	$54,733,307
Interest — affiliated (Note 2)	247	2,228	1,143
Securities lending income — affiliated (Note 2)	—	901,307	1,719,897

Total investment income	30,873,029	154,923,649	56,454,347

EXPENSES
Investment advisory fees (Note 2)	4,872,823	18,800,902	7,659,064

Total expenses	4,872,823	18,800,902	7,659,064

Net investment income	26,000,206	136,122,747	48,795,283

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	17,786,128	(72,005,760)	(5,000,766)
In-kind redemptions — unaffiliated	—	384,327,207	97,022,438
Futures contracts	—	—	(665,749)
Foreign currency transactions	(236,248)	(1,908,314)	(435,953)

Net realized gain	17,549,880	310,413,133	90,919,970

Net change in unrealized appreciation/depreciation on:
Investments	(15,935,166)	(214,430,678)	(131,928,743)
Futures contracts	—	—	(41,881)
Translation of assets and liabilities in foreign currencies	83,688	(175,629)	(4,424)

Net change in unrealized appreciation/depreciation	(15,851,478)	(214,606,307)	(131,975,048)

Net realized and unrealized gain (loss)	1,698,402	95,806,826	(41,055,078)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,698,608	$231,929,573	$7,740,205

[a]	Net of foreign withholding tax of $1,645,688, $1,615,306 and $347,296, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI South Korea Capped ETF	iShares MSCI Taiwan ETF	iShares MSCI Thailand Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$28,740,087	$56,113,226	$23,645,785
Interest — unaffiliated	1,604	639	—
Interest — affiliated (Note 2)	2,465	2,990	745
Securities lending income — affiliated (Note 2)	2,955,023	6,780,406 [b]	—

Total investment income	31,699,179	62,897,261	23,646,530

EXPENSES
Investment advisory fees (Note 2)	19,187,742	15,871,664	5,084,063

Total expenses	19,187,742	15,871,664	5,084,063

Net investment income	12,511,437	47,025,597	18,562,467

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,440,522	(46,826,059)	(16,621,806)
In-kind redemptions — unaffiliated	—	—	110,138,246
Futures contracts	—	247,654	—
Foreign currency transactions	(1,747,174)	(221,891)	(224,837)

Net realized gain (loss)	693,348	(46,800,296)	93,291,603

Net change in unrealized appreciation/depreciation on:
Investments	69,985,419	229,810,746	(137,646,807)
Futures contracts	—	654,075	—
Translation of assets and liabilities in foreign currencies	13,334	3,556	(46,950)

Net change in unrealized appreciation/depreciation	69,998,753	230,468,377	(137,693,757)

Net realized and unrealized gain (loss)	70,692,101	183,668,081	(44,402,154)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$83,203,538	$230,693,678	$(25,839,687)

[a]	Net of foreign withholding tax of $6,246,411, $14,795,442 and $2,642,925, respectively.
[b]	Net of foreign tax paid of $1,558,714.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Australia ETF		iShares MSCI Hong Kong ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$95,118,733	$121,314,624	$71,264,718	$57,045,268
Net realized gain (loss)	67,936,094	(146,353)	176,369,407	(96,172,080)
Net change in unrealized appreciation/depreciation	13,198,281	(124,678,562)	55,861,708	77,291,953

Net increase (decrease) in net assets resulting from operations	176,253,108	(3,510,291)	303,495,833	38,165,141

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(130,032,525)	(127,985,295)	(71,372,977)	(55,827,349)

Total distributions to shareholders	(130,032,525)	(127,985,295)	(71,372,977)	(55,827,349)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	352,326,670	379,920,871	1,549,740,139	1,187,272,846
Cost of shares redeemed	(975,397,089)	(845,151,157)	(1,522,980,733)	(911,618,933)

Net increase (decrease) in net assets from capital share transactions	(623,070,419)	(465,230,286)	26,759,406	275,653,913

INCREASE (DECREASE) IN NET ASSETS	(576,849,836)	(596,725,872)	258,882,262	257,991,705

NET ASSETS
Beginning of year	2,493,698,756	3,090,424,628	1,865,974,157	1,607,982,452

End of year	$1,916,848,920	$2,493,698,756	$2,124,856,419	$1,865,974,157

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(5,060,683)	$15,190,680	$4,875,501	$4,985,539

SHARES ISSUED AND REDEEMED
Shares sold	14,000,000	16,400,000	81,300,000	73,350,000
Shares redeemed	(39,400,000)	(37,600,000)	(79,125,000)	(54,600,000)

Net increase (decrease) in shares outstanding	(25,400,000)	(21,200,000)	2,175,000	18,750,000

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Japan Small-Cap ETF		iShares MSCI Malaysia ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$836,485	$1,024,054	$26,000,206	$24,520,962
Net realized gain (loss)	(227,736)	2,654,100	17,549,880	(3,123,398)
Net change in unrealized appreciation/depreciation	6,085,205	(8,078,528)	(15,851,478)	42,688,241

Net increase (decrease) in net assets resulting from operations	6,693,954	(4,400,374)	27,698,608	64,085,805

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,107,270)	(1,368,220)	(23,444,016)	(32,637,576)
Return of capital	—	—	—	(1,278,099)

Total distributions to shareholders	(1,107,270)	(1,368,220)	(23,444,016)	(33,915,675)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	49,278,602	4,249,057	93,307,043	102,342,503
Cost of shares redeemed	(8,694,664)	(3,050,195)	(225,115,455)	(174,222,658)

Net increase (decrease) in net assets from capital share transactions	40,583,938	(25,801,138)	(131,808,412)	(71,880,155)

INCREASE (DECREASE) IN NET ASSETS	46,170,622	(31,569,732)	(127,553,820)	(41,710,025)

NET ASSETS
Beginning of year	42,817,065	74,386,797	936,692,257	978,402,282

End of year	$88,987,687	$42,817,065	$809,138,437	$936,692,257

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(123,338)	$41,015	$2,319,942	$—

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	100,000	6,150,000	7,275,000
Shares redeemed	(200,000)	(700,000)	(15,225,000)	(13,050,000)

Net increase (decrease) in shares outstanding	800,000	(600,000)	(9,075,000)	(5,775,000)

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Pacific ex Japan ETF		iShares MSCI Singapore ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$136,122,747	$134,564,204	$48,795,283	$48,620,016
Net realized gain	310,413,133	19,498,306	90,919,970	5,615,906
Net change in unrealized appreciation/depreciation	(214,606,307)	(127,950,024)	(131,975,048)	(25,799,426)

Net increase in net assets resulting from operations	231,929,573	26,112,486	7,740,205	28,436,496

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(156,573,693)	(141,521,654)	(63,036,613)	(55,248,494)

Total distributions to shareholders	(156,573,693)	(141,521,654)	(63,036,613)	(55,248,494)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	971,290,034	77,411,532	206,627,419	109,538,489
Cost of shares redeemed	(1,227,160,297)	(322,287,900)	(528,540,126)	(283,239,248)

Net decrease in net assets from capital share transactions	(255,870,263)	(244,876,368)	(321,912,707)	(173,700,759)

DECREASE IN NET ASSETS	(180,514,383)	(360,285,536)	(377,209,115)	(200,512,757)

NET ASSETS
Beginning of year	3,188,581,869	3,548,867,405	1,512,686,507	1,713,199,264

End of year	$3,008,067,486	$3,188,581,869	$1,135,477,392	$1,512,686,507

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$1,949,874	$8,784,423	$(1,582,316)	$4,917,504

SHARES ISSUED AND REDEEMED
Shares sold	20,400,000	1,800,000	15,200,000	8,600,000
Shares redeemed	(26,700,000)	(7,800,000)	(39,800,000)	(24,400,000)

Net decrease in shares outstanding	(6,300,000)	(6,000,000)	(24,600,000)	(15,800,000)

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI South Korea Capped ETF		iShares MSCI Taiwan ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,511,437	$13,344,165	$47,025,597	$52,569,798
Net realized gain (loss)	693,348	293,479,714	(46,800,296)	9,808,034
Net change in unrealized appreciation/depreciation	69,998,753	(395,833,750)	230,468,377	(245,000,348)

Net increase (decrease) in net assets resulting from operations	83,203,538	(89,009,871)	230,693,678	(182,622,516)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(18,847,855)	(21,597,221)	(53,961,288)	(88,700,282)

Total distributions to shareholders	(18,847,855)	(21,597,221)	(53,961,288)	(88,700,282)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	699,217,627	128,924,534	608,307,506	381,912,612
Cost of shares redeemed	(56,608,080)	(1,419,990,818)	(390,170,968)	(720,973,706)

Net increase (decrease) in net assets from capital share transactions	642,609,547	(1,291,066,284)	218,136,538	(339,061,094)

INCREASE (DECREASE) IN NET ASSETS	706,965,230	(1,401,673,376)	394,868,928	(610,383,892)

NET ASSETS
Beginning of year	2,669,551,215	4,071,224,591	2,247,127,990	2,857,511,882

End of year	$3,376,516,445	$2,669,551,215	$2,641,996,918	$2,247,127,990

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(16,666,480)	$(8,724,136)	$43,522,689	$49,800,550

SHARES ISSUED AND REDEEMED
Shares sold	11,900,000	2,350,000	45,000,000	30,600,000
Shares redeemed	(1,050,000)	(26,400,000)	(29,400,000)	(59,400,000)

Net increase (decrease) in shares outstanding	10,850,000	(24,050,000)	15,600,000	(28,800,000)

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Thailand Capped ETF
	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$18,562,467	$15,574,422
Net realized gain	93,291,603	58,835,767
Net change in unrealized appreciation/depreciation	(137,693,757)	(54,329,252)

Net increase (decrease) in net assets resulting from operations	(25,839,687)	20,080,937

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(18,144,635)	(15,932,327)

Total distributions to shareholders	(18,144,635)	(15,932,327)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	476,258,075	364,124,479
Cost of shares redeemed	(486,368,459)	(405,145,323)

Net decrease in net assets from capital share transactions	(10,110,384)	(41,020,844)

DECREASE IN NET ASSETS	(54,094,706)	(36,872,234)

NET ASSETS
Beginning of year	595,967,500	632,839,734

End of year	$541,872,794	$595,967,500

Undistributed net investment income included in net assets at end of year	$2,739,321	$2,546,326

SHARES ISSUED AND REDEEMED
Shares sold	5,700,000	5,250,000
Shares redeemed	(6,150,000)	(6,350,000)

Net decrease in shares outstanding	(450,000)	(1,100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$23.39	$24.18	$20.92	$20.33	$23.96

Income from investment operations:
Net investment income[a]	1.02	1.04	0.99	0.72	0.78
Net realized and unrealized gain (loss)[b]	0.64	(0.72)	3.33	0.69	(3.47)

Total from investment operations	1.66	0.32	4.32	1.41	(2.69)

Less distributions from:
Net investment income	(1.44)	(1.11)	(1.06)	(0.82)	(0.94)

Total distributions	(1.44)	(1.11)	(1.06)	(0.82)	(0.94)

Net asset value, end of year	$23.61	$23.39	$24.18	$20.92	$20.33

Total return	7.06%	1.84%	20.54%	6.86%	(8.91)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,916,849	$2,493,699	$3,090,425	$2,196,817	$1,593,676
Ratio of expenses to average net assets	0.51%	0.53%	0.52%	0.53%	0.55%
Ratio of net investment income to average net assets	4.05%	4.61%	3.95%	3.24%	4.92%
Portfolio turnover rate[c]	6%	9%	9%	8%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$16.94	$17.59	$16.02	$14.39	$15.87

Income from investment operations:
Net investment income[a]	0.48	0.54	0.42	0.42	0.52
Net realized and unrealized gain (loss)[b]	2.05	(0.65)	1.56	1.69	(1.46)

Total from investment operations	2.53	(0.11)	1.98	2.11	(0.94)

Less distributions from:
Net investment income	(0.56)	(0.54)	(0.41)	(0.48)	(0.54)

Total distributions	(0.56)	(0.54)	(0.41)	(0.48)	(0.54)

Net asset value, end of year	$18.91	$16.94	$17.59	$16.02	$14.39

Total return	15.04%	(0.33)%	12.27%	14.85%	(4.77)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,124,856	$1,865,974	$1,607,982	$1,976,317	$1,951,777
Ratio of expenses to average net assets	0.51%	0.53%	0.52%	0.53%	0.55%
Ratio of net investment income to average net assets	2.47%	3.26%	2.25%	2.67%	4.29%
Portfolio turnover rate[c]	12%	11%	15%	5%	9%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$42.82	$46.49	$40.74	$44.45	$43.24

Income from investment operations:
Net investment income[a]	0.65	0.82	0.78	0.61	0.60
Net realized and unrealized gain (loss)[b]	6.97	(3.25)	5.87	(3.39)	1.29

Total from investment operations	7.62	(2.43)	6.65	(2.78)	1.89

Less distributions from:
Net investment income	(1.00)	(1.24)	(0.90)	(0.93)	(0.68)

Total distributions	(1.00)	(1.24)	(0.90)	(0.93)	(0.68)

Net asset value, end of year	$49.44	$42.82	$46.49	$40.74	$44.45

Total return	18.07%	(5.18)%	16.38%	(6.25)%	4.62%

Ratios/Supplemental data:
Net assets, end of year (000s)	$88,988	$42,817	$74,387	$36,664	$35,556
Ratio of expenses to average net assets	0.50%	0.53%	0.51%	0.53%	0.56%
Ratio of net investment income to average net assets	1.36%	1.84%	1.72%	1.46%	1.59%
Portfolio turnover rate[c]	17%	7%	10%	7%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$14.52	$13.92	$12.98	$9.79	$9.39

Income from investment operations:
Net investment income[a]	0.41	0.38	0.41	0.24	0.28
Net realized and unrealized gain[b]	0.04	0.76	0.92	3.20	0.40

Total from investment operations	0.45	1.14	1.33	3.44	0.68

Less distributions from:
Net investment income	(0.37)	(0.52)	(0.39)	(0.25)	(0.28)
Return of capital	—	(0.02)	—	—	—

Total distributions	(0.37)	(0.54)	(0.39)	(0.25)	(0.28)

Net asset value, end of year	$14.60	$14.52	$13.92	$12.98	$9.79

Total return	3.02%	8.61%	10.19%	35.76%	8.00%

Ratios/Supplemental data:
Net assets, end of year (000s)	$809,138	$936,692	$978,402	$794,142	$513,000
Ratio of expenses to average net assets	0.51%	0.53%	0.52%	0.53%	0.56%
Ratio of net investment income to average net assets	2.71%	2.73%	2.84%	2.17%	3.45%
Portfolio turnover rate[c]	17%	24%	49%	29%	52%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2013, August 31, 2012, August 31, 2011, August 31, 2010, and August 31, 2009 were 8%, 14%, 14%, 10%, and 12%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$43.21	$44.47	$39.25	$36.85	$41.37

Income from investment operations:
Net investment income[a]	1.69	1.73	1.64	1.25	1.38
Net realized and unrealized gain (loss)[b]	1.71	(1.14)	5.31	2.52	(4.79)

Total from investment operations	3.40	0.59	6.95	3.77	(3.41)

Less distributions from:
Net investment income	(2.05)	(1.85)	(1.73)	(1.37)	(1.11)

Total distributions	(2.05)	(1.85)	(1.73)	(1.37)	(1.11)

Net asset value, end of year	$44.56	$43.21	$44.47	$39.25	$36.85

Total return	7.87%	1.82%	17.61%	10.27%	(7.23)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,008,067	$3,188,582	$3,548,867	$3,438,149	$3,382,554
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	3.59%	4.16%	3.53%	3.09%	4.83%
Portfolio turnover rate[c]	8%	7%	10%	7%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Singapore ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$13.10	$13.05	$12.17	$10.25	$11.44

Income from investment operations:
Net investment income[a]	0.44	0.41	0.45	0.32	0.32
Net realized and unrealized gain (loss)[b]	(0.47)	0.11	0.92	1.97	(1.16)

Total from investment operations	(0.03)	0.52	1.37	2.29	(0.84)

Less distributions from:
Net investment income	(0.58)	(0.47)	(0.49)	(0.37)	(0.35)

Total distributions	(0.58)	(0.47)	(0.49)	(0.37)	(0.35)

Net asset value, end of year	$12.49	$13.10	$13.05	$12.17	$10.25

Total return	(0.38)%	4.67%	11.27%	22.68%	(5.87)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,135,477	$1,512,687	$1,713,199	$1,730,001	$1,294,039
Ratio of expenses to average net assets	0.51%	0.53%	0.52%	0.53%	0.55%
Ratio of net investment income to average net assets	3.23%	3.32%	3.34%	2.80%	3.97%
Portfolio turnover rate[c]	10%	3%	10%	9%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$55.97	$56.74	$47.76	$42.01	$43.55

Income from investment operations:
Net investment income[a]	0.23	0.23	0.29	0.32	0.30
Net realized and unrealized gain (loss)[b]	1.83	(0.63)	9.19	5.82	(1.45)

Total from investment operations	2.06	(0.40)	9.48	6.14	(1.15)

Less distributions from:
Net investment income	(0.36)	(0.37)	(0.43)	(0.39)	(0.39)
Return of capital	—	—	(0.07)	—	—

Total distributions	(0.36)	(0.37)	(0.50)	(0.39)	(0.39)

Net asset value, end of year	$57.67	$55.97	$56.74	$47.76	$42.01

Total return	3.65%	(0.62)%	19.76%	14.65%	(2.31)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,376,516	$2,669,551	$4,071,225	$3,255,168	$2,398,550
Ratio of expenses to average net assets[c]	0.61%	0.61%	0.59%	0.61%	0.65%
Ratio of net investment income to average net assets	0.40%	0.42%	0.49%	0.67%	0.91%
Portfolio turnover rate[d]	13%	12%	18%	14%	62%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2013, August 31, 2012, August 31, 2011, August 31, 2010, and August 31, 2009 were 11%, 8%, 6%, 6%, and 8%, respectively. See Note 4.

See notes to financial statements.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Taiwan ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$12.58	$13.78	$12.19	$10.94	$13.13

Income from investment operations:
Net investment income[a]	0.24	0.28	0.39	0.23	0.30
Net realized and unrealized gain (loss)[b]	1.05	(1.01)	1.49	1.23	(1.89)

Total from investment operations	1.29	(0.73)	1.88	1.46	(1.59)

Less distributions from:
Net investment income	(0.27)	(0.47)	(0.29)	(0.21)	(0.60)

Total distributions	(0.27)	(0.47)	(0.29)	(0.21)	(0.60)

Net asset value, end of year	$13.60	$12.58	$13.78	$12.19	$10.94

Total return	10.30%	(4.80)%	15.24%	13.30%	(9.67)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,641,997	$2,247,128	$2,857,512	$2,721,439	$3,035,331
Ratio of expenses to average net assets[c]	0.61%	0.61%	0.59%	0.61%	0.65%
Ratio of net investment income to average net assets	1.80%	2.25%	2.64%	1.90%	3.18%
Portfolio turnover rate[d]	21%	22%	23%	9%	52%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for years ended August 31, 2013, August 31, 2012, August 31, 2011, August 31, 2010, and August 31, 2009 were 6%, 7%, 8%, 4% and 14%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Thailand Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$70.53	$66.27	$55.06	$36.87	$38.83

Income from investment operations:
Net investment income[a]	1.84	1.76	1.65	1.44	1.17
Net realized and unrealized gain (loss)[b]	(2.75)	4.37	11.10	17.95	(1.88)

Total from investment operations	(0.91)	6.13	12.75	19.39	(0.71)

Less distributions from:
Net investment income	(1.89)	(1.87)	(1.54)	(1.20)	(1.25)

Total distributions	(1.89)	(1.87)	(1.54)	(1.20)	(1.25)

Net asset value, end of year	$67.73	$70.53	$66.27	$55.06	$36.87

Total return	(1.65)%	9.57%	23.33%	53.19%	(0.33)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$541,873	$595,968	$632,840	$520,304	$94,021
Ratio of expenses to average net assets[c]	0.61%	0.61%	0.59%	0.61%	0.65%
Ratio of net investment income to average net assets	2.22%	2.66%	2.56%	3.22%	4.00%
Portfolio turnover rate[d]	24%	12%	22%	14%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name[a]	Diversification Classification
MSCI Australia	iShares MSCI Australia Index Fund	Non-diversified
MSCI Hong Kong	iShares MSCI Hong Kong Index Fund	Non-diversified
MSCI Japan Small-Cap	iShares MSCI Japan Small Cap Index Fund	Diversified
MSCI Malaysia	iShares MSCI Malaysia Index Fund	Non-diversified
MSCI Pacific ex Japan	iShares MSCI Pacific ex-Japan Index Fund	Diversified
MSCI Singapore	iShares MSCI Singapore Index Fund	Non-diversified
MSCI South Korea Capped	iShares MSCI South Korea Capped Index Fund	Non-diversified
MSCI Taiwan	iShares MSCI Taiwan Index Fund	Non-diversified
MSCI Thailand Capped	iShares MSCI Thailand Capped Investable Market Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Australia
Assets:
Common Stocks	$1,894,809,237	$—	$249	$1,894,809,486
Money Market Funds	4,108,022	—	—	4,108,022
Futures Contracts[a]	706,374	—	—	706,374

	$1,899,623,633	$—	$249	$1,899,623,882

MSCI Hong Kong
Assets:
Common Stocks	$2,115,343,317	$—	$—	$2,115,343,317
Rights	—	1	—	1
Money Market Funds	87,012,488	—	—	87,012,488
Liabilities:
Futures Contracts[a]	(106,978)	—	—	(106,978)

	$2,202,248,827	$1	$—	$2,202,248,828

MSCI Japan Small-Cap
Assets:
Common Stocks	$88,752,351	$—	$—	$88,752,351
Money Market Funds	1,301,634	—	—	1,301,634

	$90,053,985	$—	$—	$90,053,985

MSCI Malaysia
Assets:
Common Stocks	$807,299,058	$—	$—	$807,299,058
Money Market Funds	70,542	—	—	70,542

	$807,369,600	$—	$—	$807,369,600

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2		Level 3	Total
MSCI Pacific ex Japan
Assets:
Common Stocks	$2,984,023,972	$—		$356	$2,984,024,328
Rights	—	0	[b]	—	0	[b]
Money Market Funds	76,078,588	—		—	76,078,588

	$3,060,102,560	$0	[b]	$356	$3,060,102,916

MSCI Singapore
Assets:
Common Stocks	$1,127,743,169	$—		$—	$1,127,743,169
Money Market Funds	91,772,596	—		—	91,772,596
Liabilities:
Futures Contracts[a]	(85,780)	—		—	(85,780)

	$1,219,429,985	$—		$—	$1,219,429,985

MSCI South Korea Capped
Assets:
Common Stocks	$3,298,621,354	$7,127,673		$—	$3,305,749,027
Preferred Stocks	70,827,619	—		—	70,827,619
Money Market Funds	125,770,931	—		—	125,770,931

	$3,495,219,904	$7,127,673		$—	$3,502,347,577

MSCI Taiwan
Assets:
Common Stocks	$2,617,693,605	$—		$2	$2,617,693,607
Money Market Funds	313,261,317	—		—	313,261,317
Futures Contracts[a]	488,081	—		—	488,081

	$2,931,443,003	$—		$2	$2,931,443,005

MSCI Thailand Capped
Assets:
Common Stocks	$537,947,462	$—		$—	$537,947,462
Rights	—	28,316		—	28,316
Warrants	258,300	0	[b]	—	258,300
Money Market Funds	1,460,588	—		—	1,460,588

	$539,666,350	$28,316		$—	$539,694,666

[a]	Futures contracts are shown at the net unrealized appreciation (depreciation) on the contracts.
[b]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to each of the iShares MSCI South Korea Capped, iShares MSCI Taiwan and iShares MSCI Thailand Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $46 billion
0.4750	[a]	Over $46 billion, up to and including $81 billion
0.4513	[a]	Over $81 billion, up to and including $141 billion[b]
0.4287	[a]	Over $141 billion[b]

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.
[b]	Breakpoint level was added effective July 1, 2013.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended August 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
MSCI Australia	$71,075
MSCI Hong Kong	308,120
MSCI Japan Small-Cap	12,018
MSCI Pacific ex Japan	485,319
MSCI Singapore	926,099
MSCI South Korea Capped	1,591,166
MSCI Taiwan	4,196,537

For the year ended August 31, 2013, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Taiwan ETF in the amount of $545,550, related to the foreign tax on the securities lending income. Such reimbursement is included in the “Securities lending income – affiliated” in the Fund’s statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES®, INC.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$147,180,197	$182,803,797
MSCI Hong Kong	367,659,114	323,040,976
MSCI Japan Small-Cap	10,505,202	10,343,135
MSCI Malaysia	164,511,722	293,674,285
MSCI Pacific ex Japan	299,451,351	330,081,127
MSCI Singapore	145,747,998	174,589,948
MSCI South Korea Capped	1,051,430,648	413,306,588
MSCI Taiwan	751,258,713	539,120,599
MSCI Thailand Capped	289,964,468	193,089,578

In-kind transactions (see Note 4) for the year ended August 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia	$350,082,509	$966,101,044
MSCI Hong Kong	1,400,941,027	1,421,820,386
MSCI Japan Small-Cap	48,577,371	8,540,636
MSCI Pacific ex Japan	954,856,977	1,198,687,385
MSCI Singapore	198,047,655	504,643,022
MSCI Thailand Capped	374,478,159	480,457,180

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Australia	$54,594,834	$14,662,429	$(69,257,263)
MSCI Hong Kong	194,221,753	(1,779)	(194,219,974)
MSCI Japan Small-Cap	528,488	106,432	(634,920)
MSCI Malaysia	—	(236,248)	236,248
MSCI Pacific ex Japan	312,539,331	13,616,397	(326,155,728)
MSCI Singapore	65,428,168	7,741,510	(73,169,678)
MSCI South Korea Capped	—	(1,605,926)	1,605,926
MSCI Taiwan	(12,022,719)	657,830	11,364,889
MSCI Thailand Capped	98,298,062	(224,837)	(98,073,225)

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI Australia
Ordinary income	$130,032,525	$127,985,295

MSCI Hong Kong
Ordinary income	$71,372,977	$55,827,349

MSCI Japan Small-Cap
Ordinary income	$1,107,270	$1,368,220

MSCI Malaysia
Ordinary income	$23,444,016	$32,637,576
Return of capital	—	1,278,099

	$23,444,016	$33,915,675

MSCI Pacific ex Japan
Ordinary income	$156,573,693	$141,521,654

MSCI Singapore
Ordinary income	$63,036,613	$55,248,494

MSCI South Korea Capped
Ordinary income	$18,847,855	$21,597,221

MSCI Taiwan
Ordinary income	$53,961,288	$88,700,282

MSCI Thailand Capped
Ordinary income	$18,144,635	$15,932,327

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Australia	$—	$(121,583,350)	$(128,330,531)	$(28,448,384)	$(278,362,265)
MSCI Hong Kong	4,875,501	(317,514,398)	(62,733,842)	(47,232,919)	(422,605,658)
MSCI Japan Small-Cap	543,853	(1,467,031)	(852,132)	(529,749)	(2,305,059)
MSCI Malaysia	2,319,942	(29,674,200)	388,070,769	(1,279,199)	359,437,312
MSCI Pacific ex Japan	13,109,896	(344,153,594)	74,401,277	(52,326,510)	(308,968,931)
MSCI Singapore	3,669,410	(191,544,515)	(47,761,111)	(4,877,708)	(240,513,924)
MSCI South Korea Capped	23,496,587	(379,395,075)	978,976,852	—	623,078,364
MSCI Taiwan	48,924,376	(848,853,794)	733,650,867	(26,586,716)	(92,865,267)
MSCI Thailand Capped	2,739,321	(5,082,117)	(135,569,529)	(1,430,570)	(139,342,895)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Australia	$61,564,683	$—	$7,066	$529,868	$24,006,125	$23,348,244	$12,127,364	$121,583,350
MSCI Hong Kong	132,365,884	425,440	2,899,247	3,185,408	29,235,556	114,836,904	34,565,959	317,514,398
MSCI Japan Small-Cap	590,294	—	—	—	131,718	541,322	203,697	1,467,031
MSCI Malaysia	—	—	—	—	29,674,200	—	—	29,674,200
MSCI Pacific ex Japan	136,545,276	—	—	—	66,207,828	104,799,503	36,600,987	344,153,594
MSCI Singapore	31,047,538	—	—	807,115	15,680,510	132,420,824	11,588,528	191,544,515
MSCI South Korea Capped	13,308,753	—	—	—	60,990,953	226,591,665	78,503,704	379,395,075
MSCI Taiwan	26,586,528	14,435,986	64,999,586	16,734,578	343,375,145	363,052,013	19,669,958	848,853,794
MSCI Thailand Capped	900,335	—	—	—	555,444	2,321,428	1,304,910	5,082,117

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

For the year ended August 31, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Malaysia	$9,497,445
MSCI Thailand Capped	1,472,846

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia	$2,027,491,824	$155,260,581	$(283,834,897)	$(128,574,316)
MSCI Hong Kong	2,264,984,489	139,852,493	(202,481,176)	(62,628,683)
MSCI Japan Small-Cap	90,904,711	7,915,323	(8,766,049)	(850,726)
MSCI Malaysia	419,369,524	427,026,982	(39,026,906)	388,000,076
MSCI Pacific ex Japan	2,985,358,727	364,099,754	(289,355,565)	74,744,189
MSCI Singapore	1,267,151,817	77,333,903	(124,969,955)	(47,636,052)
MSCI South Korea Capped	2,523,369,691	1,533,774,983	(554,797,097)	978,977,886
MSCI Taiwan	2,197,802,812	1,007,193,775	(274,041,663)	733,152,112
MSCI Thailand Capped	675,219,749	10,280,248	(145,805,331)	(135,525,083)

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Funds as of August 31, 2013 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares MSCI Australia ETF	iShares MSCI Taiwan ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation)[a]	$706,374	$488,081	[b]

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments.
[b]	Only current day’s variation margin is reported in the statements of assets and liabilities.

Liabilities
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation (depreciation)[a]	$(106,978)	$(85,780)

[a]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments.

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Funds during the year ended August 31, 2013 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Futures contracts	$825,222	$(388,934)	$(665,749)	$247,654

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Equity contracts:
Futures contracts	$756,393	$(83,603)	$(41,881)	$654,075

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2013:

	iShares MSCI Australia ETF	iShares MSCI Hong Kong ETF	iShares MSCI Singapore ETF	iShares MSCI Taiwan ETF
Average number of contracts purchased	153	87	111	343
Average value of contracts purchased	$18,148,792	$12,291,401	$6,264,929	$9,353,484

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	89

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Australia ETF, iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore ETF, iShares MSCI South Korea Capped ETF, iShares MSCI Taiwan ETF, and iShares MSCI Thailand Capped ETF (the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2013, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Australia	$108,033,194	$1,184,702
MSCI Hong Kong	85,270,291	—
MSCI Japan Small-Cap	1,210,214	84,655
MSCI Malaysia	32,518,470	—
MSCI Pacific ex Japan	155,635,420	1,615,306
MSCI Singapore	55,080,603	347,296
MSCI South Korea Capped	34,986,498	6,245,163
MSCI Taiwan	70,908,668	16,310,952
MSCI Thailand Capped	26,288,710	2,642,301

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI Australia	$99,048,540
MSCI Japan Small-Cap	950,346
MSCI Pacific ex Japan	99,980,429
MSCI South Korea Capped	25,093,018
MSCI Thailand Capped	20,786,936

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	91

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Australia ETF, iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Singapore ETF, iShares MSCI South Korea Capped ETF, iShares MSCI Taiwan ETF and iShares MSCI Thailand Capped ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI Japan Small Cap Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for

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iSHARES®, INC.

the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Pacific ex Japan ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the of supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information.

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The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the

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iSHARES®, INC.

Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions of the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/

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iSHARES®, INC.

management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Australia	$1.256473	$—	$0.180722	$1.437195	87%	—%	13%	100%
MSCI Hong Kong	0.559292	—	—	0.559292	100	—	—	100
MSCI Japan Small-Cap	0.986225	—	0.011111	0.997336	99	—	1	100
MSCI Malaysia	0.369217	—	—	0.369217	100	—	—	100
MSCI Pacific ex Japan	1.984502	—	0.063333	2.047835	97	—	3	100
MSCI Singapore	0.467043	—	0.116618	0.583661	80	—	20	100
MSCI South Korea Capped	0.364562	—	—	0.364562	100	—	—	100
MSCI Taiwan	0.270890	—	—	0.270890	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Australia ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	5	0.36%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	16	1.16
Greater than 2.0% and Less than 2.5%	26	1.88
Greater than 1.5% and Less than 2.0%	69	4.99
Greater than 1.0% and Less than 1.5%	105	7.60
Greater than 0.5% and Less than 1.0%	235	17.00
Between 0.5% and –0.5%	533	38.58
Less than –0.5% and Greater than –1.0%	134	9.71
Less than –1.0% and Greater than –1.5%	97	7.01
Less than –1.5% and Greater than –2.0%	42	3.04
Less than –2.0% and Greater than –2.5%	40	2.89
Less than –2.5% and Greater than –3.0%	19	1.37
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	8	0.58
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	5	0.36
Less than –5.5% and Greater than –6.0%	2	0.14
Less than –6.0%	5	0.36

	1,382	100.00%

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Hong Kong ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	8	0.58%
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	5	0.36
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	14	1.01
Greater than 2.0% and Less than 2.5%	34	2.46
Greater than 1.5% and Less than 2.0%	44	3.18
Greater than 1.0% and Less than 1.5%	86	6.22
Greater than 0.5% and Less than 1.0%	215	15.56
Between 0.5% and –0.5%	602	43.57
Less than –0.5% and Greater than –1.0%	149	10.78
Less than –1.0% and Greater than –1.5%	87	6.30
Less than –1.5% and Greater than –2.0%	45	3.26
Less than –2.0% and Greater than –2.5%	29	2.10
Less than –2.5% and Greater than –3.0%	17	1.23
Less than –3.0% and Greater than –3.5%	10	0.72
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	6	0.43
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5%	5	0.36

	1,382	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Japan Small-Cap ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	12	0.87%
Greater than 4.5% and Less than 5.0%	4	0.29
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	10	0.72
Greater than 2.5% and Less than 3.0%	14	1.01
Greater than 2.0% and Less than 2.5%	28	2.03
Greater than 1.5% and Less than 2.0%	70	5.07
Greater than 1.0% and Less than 1.5%	127	9.18
Greater than 0.5% and Less than 1.0%	204	14.76
Between 0.5% and –0.5%	546	39.50
Less than –0.5% and Greater than –1.0%	143	10.35
Less than –1.0% and Greater than –1.5%	83	6.01
Less than –1.5% and Greater than –2.0%	48	3.47
Less than –2.0% and Greater than –2.5%	32	2.32
Less than –2.5% and Greater than –3.0%	16	1.16
Less than –3.0% and Greater than –3.5%	13	0.94
Less than –3.5% and Greater than –4.0%	6	0.43
Less than –4.0% and Greater than –4.5%	3	0.22
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5% and Greater than –6.0%	3	0.22
Less than –6.0%	3	0.22

	1,382	100.00%

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Malaysia ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	2	0.14%
Greater than 5.5% and Less than 6.0%	1	0.07
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	17	1.23
Greater than 1.5% and Less than 2.0%	35	2.53
Greater than 1.0% and Less than 1.5%	90	6.51
Greater than 0.5% and Less than 1.0%	212	15.35
Between 0.5% and –0.5%	641	46.39
Less than –0.5% and Greater than –1.0%	203	14.70
Less than –1.0% and Greater than –1.5%	77	5.57
Less than –1.5% and Greater than –2.0%	38	2.75
Less than –2.0% and Greater than –2.5%	24	1.74
Less than –2.5% and Greater than –3.0%	11	0.80
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5% and Greater than –4.0%	4	0.29
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Pacific ex Japan ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	9	0.65%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	10	0.72
Greater than 3.0% and Less than 3.5%	9	0.65
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	28	2.03
Greater than 1.5% and Less than 2.0%	53	3.84
Greater than 1.0% and Less than 1.5%	118	8.54
Greater than 0.5% and Less than 1.0%	217	15.70
Between 0.5% and –0.5%	569	41.16
Less than –0.5% and Greater than –1.0%	138	9.99
Less than –1.0% and Greater than –1.5%	90	6.51
Less than –1.5% and Greater than –2.0%	49	3.55
Less than –2.0% and Greater than –2.5%	26	1.88
Less than –2.5% and Greater than –3.0%	21	1.52
Less than –3.0% and Greater than –3.5%	8	0.58
Less than –3.5% and Greater than –4.0%	7	0.51
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	4	0.29
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5% and Greater than –6.0%	2	0.14
Less than –6.0%	5	0.36

	1,382	100.00%

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Singapore ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	6	0.43%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	30	2.17
Greater than 1.5% and Less than 2.0%	32	2.32
Greater than 1.0% and Less than 1.5%	87	6.30
Greater than 0.5% and Less than 1.0%	200	14.47
Between 0.5% and –0.5%	677	48.99
Less than –0.5% and Greater than –1.0%	157	11.36
Less than –1.0% and Greater than –1.5%	77	5.57
Less than –1.5% and Greater than –2.0%	40	2.89
Less than –2.0% and Greater than –2.5%	28	2.03
Less than –2.5% and Greater than –3.0%	8	0.58
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	5	0.36
Less than –4.0% and Greater than –4.5%	5	0.36
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	105

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Korea Capped ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	8	0.58%
Greater than 5.0% and Less than 5.5%	2	0.14
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	8	0.58
Greater than 3.0% and Less than 3.5%	10	0.72
Greater than 2.5% and Less than 3.0%	26	1.88
Greater than 2.0% and Less than 2.5%	31	2.24
Greater than 1.5% and Less than 2.0%	57	4.12
Greater than 1.0% and Less than 1.5%	83	6.01
Greater than 0.5% and Less than 1.0%	216	15.63
Between 0.5% and –0.5%	454	32.86
Less than –0.5% and Greater than –1.0%	191	13.83
Less than –1.0% and Greater than –1.5%	93	6.73
Less than –1.5% and Greater than –2.0%	65	4.70
Less than –2.0% and Greater than –2.5%	37	2.68
Less than –2.5% and Greater than –3.0%	31	2.24
Less than –3.0% and Greater than –3.5%	14	1.01
Less than –3.5% and Greater than –4.0%	10	0.72
Less than –4.0% and Greater than –4.5%	10	0.72
Less than –4.5% and Greater than –5.0%	7	0.51
Less than –5.0% and Greater than –5.5%	3	0.22
Less than –5.5% and Greater than –6.0%	5	0.36
Less than –6.0%	13	0.94

	1,382	100.00%

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Taiwan ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	5	0.36%
Greater than 4.5% and Less than 5.0%	5	0.36
Greater than 4.0% and Less than 4.5%	5	0.36
Greater than 3.5% and Less than 4.0%	13	0.94
Greater than 3.0% and Less than 3.5%	11	0.80
Greater than 2.5% and Less than 3.0%	11	0.80
Greater than 2.0% and Less than 2.5%	29	2.10
Greater than 1.5% and Less than 2.0%	45	3.26
Greater than 1.0% and Less than 1.5%	89	6.44
Greater than 0.5% and Less than 1.0%	208	15.05
Between 0.5% and –0.5%	527	38.14
Less than –0.5% and Greater than –1.0%	204	14.76
Less than –1.0% and Greater than –1.5%	94	6.80
Less than –1.5% and Greater than –2.0%	50	3.63
Less than –2.0% and Greater than –2.5%	26	1.88
Less than –2.5% and Greater than –3.0%	17	1.23
Less than –3.0% and Greater than –3.5%	18	1.29
Less than –3.5% and Greater than –4.0%	6	0.43
Less than –4.0% and Greater than –4.5%	4	0.29
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	2	0.14
Less than –5.5% and Greater than –6.0%	2	0.14
Less than –6.0%	8	0.58

	1,382	100.00%

SUPPLEMENTAL INFORMATION	107

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Thailand Capped ETF

Period Covered: April 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.08%
Greater than 4.5% and Less than 5.0%	3	0.23
Greater than 4.0% and Less than 4.5%	4	0.30
Greater than 3.5% and Less than 4.0%	5	0.38
Greater than 3.0% and Less than 3.5%	5	0.38
Greater than 2.5% and Less than 3.0%	19	1.44
Greater than 2.0% and Less than 2.5%	25	1.89
Greater than 1.5% and Less than 2.0%	55	4.16
Greater than 1.0% and Less than 1.5%	148	11.20
Greater than 0.5% and Less than 1.0%	231	17.49
Between 0.5% and –0.5%	495	37.48
Less than –0.5% and Greater than –1.0%	133	10.07
Less than –1.0% and Greater than –1.5%	84	6.36
Less than –1.5% and Greater than –2.0%	41	3.10
Less than –2.0% and Greater than –2.5%	30	2.27
Less than –2.5% and Greater than –3.0%	14	1.06
Less than –3.0% and Greater than –3.5%	11	0.83
Less than –3.5% and Greater than –4.0%	2	0.15
Less than –4.0% and Greater than –4.5%	2	0.15
Less than –4.5% and Greater than –5.0%	4	0.30
Less than –5.0% and Greater than –5.5%	3	0.23
Less than –5.5% and Greater than –6.0%	2	0.15
Less than –6.0%	4	0.30

	1,321	100.00%

108	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	109

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

110	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	111

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

112	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	113

Notes:

114	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-83-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Brazil Capped ETF | EWZ | NYSE Arca
➢	iShares MSCI Canada ETF | EWC | NYSE Arca
➢	iShares MSCI Chile Capped ETF | ECH | NYSE Arca
➢	iShares MSCI Colombia Capped ETF | ICOL | NYSE Arca
➢	iShares MSCI Israel Capped ETF | EIS | NYSE Arca
➢	iShares MSCI Mexico Capped ETF | EWW | NYSE Arca
➢	iShares MSCI South Africa ETF | EZA | NYSE Arca
➢	iShares MSCI Turkey ETF | TUR | NYSE Arca
➢	iShares MSCI USA ETF | EUSA | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equities delivered mixed performance for the 12-month period ended August 31, 2013 (the “reporting period”), as ongoing concerns about sovereign debt issues in Europe and slowing economic growth in China kept volatility levels elevated. Investors largely dismissed the negative news for much of the reporting period, choosing to focus on the potential effect of unprecedented intervention levels from central banks around the world.

Early in the reporting period, the U.S. Federal Reserve Bank (the “Fed”) responded to tepid U.S. economic data by launching its third quantitative easing program (“QE3”). This program, in addition to relatively solid corporate earnings and a rebound in the housing market, helped support stocks in the U.S. Later in the reporting period, the Fed’s comments about “tapering” QE3 upset markets. After the Fed toned down the discussion in July 2013, U.S. stock markets rallied and finished the reporting period with solid gains.

Issues surrounding economic conditions in Europe resurfaced throughout the reporting period. At the beginning of the reporting period, the European Central Bank’s pledge to protect the euro and support bond markets in the euro zone helped European markets rebound in late 2012 and into early 2013. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, until the announcement of a bailout plan alleviated worries. European stocks struggled again as the prospect of slow global economic growth materialized. Austerity programs intended to reduce national debts were blamed for impeding growth in the region. In May 2013, the European Union announced it would ease its austerity measures, giving some countries additional time to reach their respective deficit reduction targets. Also in May 2013, the European Central Bank cut its benchmark interest rate. Despite these actions, many countries in the euro zone remained in or near recession. For the second quarter of 2013, though, the euro zone as a whole experienced gross domestic product (“GDP”) growth of 0.30% — its first positive quarter since 2011.

The Bank of Japan took decisive action to improve economic conditions through quantitative easing, instituting a plan in early 2013 to purchase 7.5 trillion yen in bonds per month in order to double the country’s monetary base in two years. Although the country’s GDP growth for the first quarter of 2013 was stronger than expected, industrial production continued to decline. A declining yen helped export levels, although export growth fell short of expectations. In Japan, personal spending improved throughout the course of the reporting period, although consumer confidence weakened in the final months of the reporting period.

Emerging market countries generally lagged developed markets. During the reporting period, economic growth slowed in China and Latin America. Commodities prices declined around the world during the reporting period, hurting many commodities-driven emerging market countries. Late in the reporting period, concern that the Fed would begin to taper its bond-buying program led investors to abandon emerging market holdings, including both bonds and stocks. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment. Similarly, frontier markets delivered mixed results as some struggled with a decline in commodities prices and slowing economic growth, as well as investors’ retreat from frontier market holdings.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(16.85)%	(17.20)%	(16.24)%	(16.85)%	(17.20)%	(16.24)%
5 Years	(6.72)%	(6.84)%	(6.31)%	(29.39)%	(29.84)%	(27.82)%
10 Years	16.68%	16.60%	17.70%	367.73%	364.53%	410.20%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$782.30	$2.74	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

The iShares MSCI Brazil Capped ETF (the “Fund”), formerly the iShares MSCI Brazil Capped Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Brazil 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index and consists of stocks traded primarily on the BM&FBOVESPA (the Brazilian exchange). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -16.85%, net of fees, while the total return for the Index was -16.24%.

The Brazilian equity market, as represented by the Index, declined for the reporting period and trailed the performance of broader international equity markets.

Economic activity slowed in Brazil early in the reporting period, as measured by an annual GDP growth rate of just 0.5% in the second half of 2012, but improved as the reporting period progressed. For the second quarter of 2013, economic activity, as measured by annual GDP growth, expanded at a 3.3% pace. The growth rate, which exceeded expectations, was Brazil’s strongest in two years.

As a key exporter, Brazil’s economy is sensitive to that of its main export partners, which include China and the U.S. Slowing economic growth in China and uneven conditions in the U.S. curbed demand for Brazil’s exports for the first half of the reporting period, although export levels increased throughout the second half of the reporting period. The country’s Consumer Price Index continued its upward trajectory throughout the reporting period, reaching an all-time high in August 2013. Consumer spending levels climbed during the reporting period, reaching an all-time high in May 2013.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	25.81%
Consumer Non-Cyclical	24.12
Basic Materials	18.61
Energy	11.49
Utilities	6.33
Consumer Cyclical	3.95
Industrial	3.24
Communications	3.22
Diversified	1.86
Technology	0.62
Short-Term and Other Net Assets	0.75

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Itau Unibanco Holding SA (Preferred)	7.22%
Petroleo Brasileiro SA (Preferred)	7.01
Vale SA Class A (Preferred)	5.95
Companhia de Bebidas das Americas (Preferred)	5.76
Banco Bradesco SA (Preferred)	5.69
Petroleo Brasileiro SA	4.47
BRF–Brasil Foods SA	4.24
Vale SA	4.00
Cielo SA	2.52
BM&F Bovespa SA	2.48

TOTAL	49.34%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.84%	2.06%	2.02%	1.84%	2.06%	2.02%
5 Years	(0.13)%	(0.07)%	0.09%	(0.65)%	(0.37)%	0.43%
10 Years	10.16%	10.13%	10.40%	163.10%	162.55%	169.04%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$973.60	$2.49	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CANADA ETF

The iShares MSCI Canada ETF (the “Fund”), formerly the iShares MSCI Canada Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada IndexSM (the “Index”). The Index consists of stocks traded primarily on the Toronto Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 1.84%, net of fees, while the total return for the Index was 2.02%.

The Canadian equity market, as represented by the Index, delivered modestly positive results for the reporting period and outpaced the performance of broader international markets.

As a key exporter, Canada relies on exports for approximately 45% of its GDP. Export activity was weak throughout the reporting period amid tepid global demand for metals and mineral products. Although the country’s trade deficit improved modestly late in the reporting period, the reduction was due to lower import levels, rather than an increase in export levels, reflecting a decline in domestic demand.

Canada’s economy expanded at an annual rate of 1.4% in the second quarter of 2013, roughly in line with the 1.36% annual growth rate in the first quarter of 2013. During June 2013, Canada’s economy shrank as flooding in Alberta shut down the oil industry capital of Calgary for several days. Also in June 2013, a construction worker strike in Quebec resulted in a 1.9% decline in construction activity and a 7.3% drop in non-residential construction. Partially offsetting these losses, consumer spending rose 0.9% in the second quarter of 2013, to its highest level in more than two years.

Sector performance was mixed during the reporting period. The financials sector, the largest sector at an average of 35% of the Index, achieved positive results and contributed significantly to Index returns. Although the health care sector accounted for only 3% of the Index on average, it delivered robust absolute returns, resulting in a meaningful contribution to Index performance. The materials sector, which represented an average of 16% of the Index during the reporting period, declined and detracted substantially from Index results. The energy sector accounted for 26% of the Index on average during the reporting period, and detracted moderately.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	36.90%
Energy	25.11
Basic Materials	13.20
Industrial	6.48
Consumer Non-Cyclical	5.34
Consumer Cyclical	5.12
Communications	4.52
Utilities	1.69
Technology	1.29
Short-Term and Other Net Assets	0.35

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Royal Bank of Canada	7.32%
Toronto-Dominion Bank (The)	6.47
Bank of Nova Scotia	5.48
Suncor Energy Inc.	4.18
Bank of Montreal	3.35
Canadian National Railway Co.	3.27
Canadian Natural Resources Ltd.	2.74
Enbridge Inc.	2.64
Canadian Imperial Bank of Commerce	2.57
TransCanada Corp.	2.54

TOTAL	40.56%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI CHILE CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(19.87)%	(20.26)%	(19.45)%	(19.87)%	(20.26)%	(19.45)%
5 Years	2.64%	2.70%	3.50%	13.92%	14.27%	18.78%
Since Inception	0.97%	0.83%	1.73%	5.77%	4.93%	10.44%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile IMI 25/50 Index.

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$726.00	$2.65	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE CAPPED ETF

The iShares MSCI Chile Capped ETF (the “Fund”), formerly the iShares MSCI Chile Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Chile IMI 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index designed to measure broad-based equity market performance in Chile. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -19.87%, net of fees, while the total return for the Index was -19.45%.

The Chilean equity market, as represented by the Index, declined for the reporting period and lagged the performance of broader international equity markets.

One of the stronger economies in Latin America, Chile’s economy expanded during the reporting period. For the second quarter of 2013, however, the expansion cooled to an annual growth rate of 4.1%, its slowest pace in seven quarters. Key sectors of the economy, notably manufacturing and agriculture, improved, while fishing, restaurants and hotels activities contracted.

Chile is the world’s largest producer of copper, with copper representing about 15% of GDP. The country’s economy relies heavily on copper exports, with China, the U.S. and Japan as its key trading partners. Weak economic conditions in China and Japan, as well as uneven economic growth in the U.S., tempered demand for copper during much of the reporting period. As the reporting period progressed, though, copper export levels improved, increasing to $3.35 billion in July 2013 versus $3.15 billion in July 2012. Even as overall export levels increased, however, so did imports, resulting in a $254 million trade deficit in July 2013.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Utilities	25.78%
Financial	16.32
Consumer Cyclical	16.00
Consumer Non-Cyclical	13.49
Basic Materials	10.87
Diversified	9.09
Communications	3.13
Industrial	3.09
Technology	2.15
Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

S.A.C.I. Falabella SA	10.09%
Enersis SA	8.67
Empresas Copec SA	8.43
Cencosud SA	6.38
Empresa Nacional de Electricidad SA	6.12
Banco Santander (Chile) SA	5.00
Empresas CMPC SA	4.49
LATAM Airlines Group SA	4.44
Banco de Chile	4.34
Colbun SA	3.42

TOTAL	61.38%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI COLOMBIA CAPPED ETF

Performance as of August 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.77%	2.57%	2.53%

The inception date of the Fund was 6/18/13. The first day of secondary market trading was 6/20/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

For the fiscal period ended 8/31/13, the Fund did not have six months of performance and therefore line graphs are not presented.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/18/13)[a]	Ending Account Value (8/31/13)	Expenses Paid During Period [b]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,027.70	$1.25	$1,000.00	$1,022.10	$3.11	0.61%

[a]	The beginning of the period (commencement of operations) is June 18, 2013.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (74 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI COLOMBIA CAPPED ETF

The iShares MSCI Colombia Capped ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Colombia Capped IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index designed to measure broad-based equity market performance in Colombia. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 18, 2013 (inception date of the Fund) through August 31, 2013 (the “reporting period”), the total return for the Fund was 2.77%, net of fees, while the total return for the Index was 2.53%.

The Colombian equity market delivered slight gains for the short reporting period.

Prior to the beginning of the reporting period, Colombia reported first quarter 2013 annual GDP growth of 2.8% amid soft international demand for exports. In response to the poor GDP figures, the country lowered its target for economic growth for 2013, from 4.8% to 4.5%.

During the reporting period, Colombia’s economy, which is driven by oil and mining, was hurt by a decline in overseas demand as the global economic slowdown pushed down commodities prices. A series of labor disputes in the country’s mining industry added to the problem of tepid external demand. The country’s export levels and factory output were also hindered by a strong peso, which made its goods and services more expensive to foreigners. A stimulus package that was announced in April 2013 and that included accelerated spending and assistance to Colombia’s construction sector appeared not to have provided the desired boost to the economy.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	32.87%
Energy	30.59
Utilities	17.26
Industrial	9.80
Consumer Non-Cyclical	4.74
Consumer Cyclical	4.40
Short-Term and Other Net Assets	0.34

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Ecopetrol SA	17.76%
Bancolombia SA (Preferred)	6.58
Pacific Rubiales Energy Corp.	6.55
Grupo de Inversiones Suramericana SA	6.21
Corporacion Financiera Colombiana SA	4.89
Interconexion Electrica SA ESP	4.89
Isagen SA ESP	4.80
Grupo Nutresa SA	4.74
Cemex Latam Holdings SA	4.73
Almacenes Exito SA	4.40

TOTAL	65.55%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI ISRAEL CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.82%	16.88%	17.28%	17.82%	16.88%	17.28%
5 Years	0.32%	0.48%	0.38%	1.59%	2.43%	1.90%
Since Inception	(0.35)%	(0.56)%	0.08%	(1.87)%	(3.00)%	0.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$995.50	$3.07	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

The iShares MSCI Israel Capped ETF (the “Fund”), formerly the iShares MSCI Israel Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Israel Capped Investable Market IndexSM (the “Index”). The Index is a custom, free-float adjusted market capitalization-weighted index designed to measure broad-based equity market performance in Israel. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 17.82%, net of fees, while the total return for the Index was 17.28%.

The Israeli equity market delivered positive results for the reporting period, outpacing the performance of broader international markets.

Israel enjoyed a relatively healthy economic environment, as measured by annual GDP growth, although growth cooled modestly from the previous reporting period. Annual GDP was reported at 3.3% for 2012, its slowest pace in three years. For the second quarter of 2013, annual GDP growth soared unexpectedly to 5.1%. Key drivers were strong private consumption, which grew 6.7% for the second quarter of 2013 and government spending, which increased 8.3%. The underlying cause of the sudden jump in GDP was likely the Value Added Tax, which was set to be raised by 1% in June 2013. In anticipation of the tax increase, consumers rushed to buy larger ticket items before June. As a result, spending on durable goods grew 10.2% in the first half of 2013, compared to a decline of 6.6% in the second half of 2012.

Export levels in Israel grew through much of the reporting period, although they were lower in the final two months of the reporting period. The unemployment rate fell from 6.8% at the beginning of the reporting period to 6.3% in July 2013. A net lender of debt, Israel recorded a government debt to GDP ratio of 79.5% for 2012, a modest increase over 2011 but below that of many countries.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	37.91%
Consumer Non-Cyclical	29.46
Communications	13.58
Basic Materials	7.61
Industrial	4.23
Energy	3.70
Consumer Cyclical	1.34
Diversified	0.87
Technology	0.81
Short-Term and Other Net Assets	0.49

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Teva Pharmaceutical Industries Ltd.	24.12%
Bank Hapoalim BM	9.67
Bank Leumi le-Israel BM	8.13
Israel Chemicals Ltd.	6.12
Bezeq The Israel Telecommunication Corp. Ltd.	5.09
NICE Systems Ltd.	4.33
Mizrahi Tefahot Bank Ltd.	2.70
Israel Discount Bank Ltd. Class A	2.48
Israel Corp. Ltd. (The)	2.24
Delek Group Ltd. (The)	2.23

TOTAL	67.11%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI MEXICO CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.53%	1.35%	2.41%	2.53%	1.35%	2.41%
5 Years	5.06%	4.92%	4.68%	27.97%	27.15%	25.72%
10 Years	16.89%	16.84%	16.36%	376.03%	374.07%	355.16%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Mexico IndexSM. Index performance beginning on December 1, 2007 through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market IndexSM. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$873.60	$2.36	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

The iShares MSCI Mexico Capped ETF (the “Fund”), formerly the iShares MSCI Mexico Capped Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Mexico IMI 25/50 IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index and consists of stocks traded primarily on the Mexican Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 2.53%, net of fees, while the total return for the Index was 2.41%.

The Mexican equity market delivered modestly positive results for the reporting period as its economy gave indications of cooling.

After growing at a strong pace since 2010, the Mexican economy appeared to have slowed during the course of the reporting period. Mexico’s economy achieved economic growth, as evidenced by annual GDP growth, of 3.1% in the third quarter of 2012 and 3.3% in the fourth quarter of 2012. The Mexican economy grew at annual rate of only 0.6% and 1.5% in the first and second quarters of 2013, respectively. The central bank cut its growth forecast for 2013 from a range of 3% to 4% to a new range of 2% to 3%.

The largest exporter in Latin America, Mexico exports more than 80% of its goods to the U.S. and Canada. For the first six months of 2013, exports increased a modest 0.6%, the slowest first half of a year since 2009 and a significant drop from the 7% increase in exports during the first six months of 2012. Industrial production declined 0.6% in the second quarter of 2013, and construction contracted 4%.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Communications	22.46%
Financial	20.05
Consumer Non-Cyclical	18.45
Basic Materials	11.67
Industrial	10.76
Consumer Cyclical	10.74
Diversified	5.93
Short-Term and Other Net Assets	(0.06)

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

America Movil SAB de CV Series L	16.36%
Fomento Economico Mexicano SAB de CV BD Units	7.59
Grupo Financiero Banorte SAB de CV Series O	5.96
Grupo Televisa SAB de CV CPO	4.86
Cemex SAB de CV CPO	4.74
Wal-Mart de Mexico SAB de CV Series V	4.73
Grupo Mexico SAB de CV Series B	4.27
Alfa SAB de CV Series A	4.09
Grupo Financiero Inbursa SAB de CV Series O	2.99
Grupo Financiero Santander Mexico SAB de CV Series B	2.92

TOTAL	58.51%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH AFRICA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(6.35)%	(7.51)%	(5.74)%	(6.35)%	(7.51)%	(5.74)%
5 Years	4.53%	4.60%	5.50%	24.82%	25.21%	30.67%
10 Years	12.96%	12.90%	13.91%	238.16%	236.57%	267.95%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$918.20	$2.95	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

The iShares MSCI South Africa ETF (the “Fund”), formerly the iShares MSCI South Africa Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI South Africa IndexSM (the “Index”). The Index consists of stocks traded primarily on the Johannesburg Stock Exchange. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -6.35%, net of fees, while the total return for the Index was -5.74%.

The South African equity market declined for the reporting period, lagging broader international markets.

South Africa is the world’s largest producer and exporter of gold and platinum, and is a key exporter of coal and diamonds. During the reporting period, South Africa’s economy, as measured by annual GDP growth, grew at a tepid pace. For the second quarter of 2013, annual GDP expanded by 2.0%, down from 2.3% in the third quarter of 2012.

Underlying the mediocre growth, the country’s mining industry experienced turbulence as it continued to struggle with strikes and global economic weakness. In the second quarter of 2013, the mining sector contracted an annualized rate of 5.7%. Although manufacturing levels increased 11.5% during the second quarter of 2013, the strong numbers were due in part to a rebound from the first quarter, when plant maintenance and fire-related stoppages crimped output.

Sector performance was mixed during the reporting period. The consumer discretionary sector, lifted by rising consumer spending levels through much of the reporting period, delivered gains and made the most significant sector contribution to Index returns. The energy sector also contributed meaningfully. The materials sector, struggling with difficulties in the mining industry and a decline in commodity prices, detracted significantly from Index results. The financials sector, which comprised an average of 27% of the Index during the reporting period, detracted meaningfully from Index results, as did the consumer staples sector.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Communications	26.37%
Financial	22.88
Basic Materials	21.18
Consumer Non-Cyclical	13.72
Consumer Cyclical	7.59
Diversified	5.62
Industrial	1.25
Energy	0.88
Technology	0.47
Short-Term and Other Net Assets	0.04

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Naspers Ltd. Class N	12.68%
MTN Group Ltd.	12.05
Sasol Ltd.	10.06
Standard Bank Group Ltd.	5.26
FirstRand Ltd.	3.53
Remgro Ltd.	3.41
Sanlam Ltd.	3.11
Bidvest Group Ltd.	2.82
Aspen Pharmacare Holdings Ltd.	2.65
Shoprite Holdings Ltd.	2.61

TOTAL	58.18%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI TURKEY ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(11.05)%	(11.56)%	(10.58)%	(11.05)%	(11.56)%	(10.58)%
5 Years	1.01%	0.76%	1.34%	5.13%	3.84%	6.89%
Since Inception	1.69%	1.47%	2.06%	9.56%	8.28%	11.72%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$752.70	$2.69	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY ETF

The iShares MSCI Turkey ETF (the “Fund”), formerly the iShares MSCI Turkey Investable Market Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Turkey Investable Market IndexSM (the “Index”). The Index is a free-float adjusted market capitalization-weighted index designed to measure broad-based equity market performance in Turkey. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -11.05%, net of fees, while the total return for the Index was -10.58%.

The Turkish equity market delivered negative results for the reporting period, lagging the performance of broader international markets.

Turkey’s economy continued to slow through the fourth quarter of 2012, when the annual GDP growth rate of 1.4% represented the country’s seventh consecutive quarterly decline. In the first half of 2013, however, economic activity accelerated, evidenced by annual GDP growth rates of 2.9% and 4.4% for the first and second quarters of 2013, respectively.

In recent reporting periods, Turkey’s export levels to Europe were crimped by the sovereign debt crisis and recession throughout the euro zone, and its exports to the Middle East, its second-largest trading partner, were threatened when conflict arose in Syria. Turkey overcame those hurdles by focusing on the markets of Northern Africa, so that overall export levels did not experience the sharp decline that they might otherwise have. During the reporting period, however, turmoil in Egypt disrupted Turkey’s trade route, resulting in a nearly 30% decline in exports shipped through Egypt’s ports. Export of gold to Iran represented a critical component of Turkey’s export market in 2012 as Iran began acquiring large amounts of gold. U.S. sanctions curtailed the gold trade temporarily; but exports of gold to Iran resumed in the first quarter of 2013.

Sector performance was negative during the reporting period. The financials sector, which represented 50% of the Index on average, was the most significant detractor from Index gains by far. The materials, consumer staples and industrials sectors also detracted meaningfully from Index performance.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	42.70%
Consumer Non-Cyclical	12.71
Diversified	10.94
Consumer Cyclical	9.90
Communications	8.23
Basic Materials	5.95
Industrial	5.30
Energy	3.59
Utilities	0.58
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Turkiye Garanti Bankasi AS	11.85%
Akbank TAS	8.90
Turkiye Halk Bankasi AS	5.92
BIM Birlesik Magazalar AS	5.82
Turkcell Iletisim Hizmetleri AS	5.72
Turkiye Is Bankasi AS Class C	5.49
Haci Omer Sabanci Holding AS	5.17
KOC Holding AS	3.81
Turkiye Petrol Rafinerileri AS	3.59
Anadolu Efes Biracilik ve Malt Sanayii AS	3.57

TOTAL	59.84%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.85%	18.74%	19.06%	18.85%	18.74%	19.06%
Since Inception	13.06%	13.05%	13.28%	50.41%	50.37%	51.29%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,090.10	$0.79	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ETF

The iShares MSCI USA ETF (the “Fund”), formerly the iShares MSCI USA Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA IndexSM (the “Index”). The Index is a market capitalization-weighted index designed to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 18.85%, net of fees, while the total return for the Index was 19.06%.

The U.S. equity market delivered positive results for the reporting period and outpaced the performance of broader international markets.

Fed activities and announcements on monetary policy had a strong impact on U.S. market behavior. Early in the reporting period, the Fed launched its QE3 program, which it later expanded. Both actions helped lift stock prices. Markets sank when the Fed suggested it would reduce its QE3 measures if the economy continued to improve. The Fed then toned down its tapering talk in July, when stocks rebounded. The improved housing market and decline in unemployment levels also contributed to stock market behavior. Economic activity, as measured by annual GDP, grew 2.5% in the second quarter of 2013, over the previous quarter.

Within the Index, every sector contributed positively for the reporting period. The financials sector, which represented 16% of the Index on average, contributed significantly to Index results. The consumer discretionary and health care sectors also added meaningfully, as did the industrials sector. The information technology sector, which was the largest sector, representing an average of 19% of the Index during the reporting period, achieved modest gains and contributed moderately to Index performance.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	21.96%
Financial	16.37
Technology	12.61
Communications	11.67
Energy	10.65
Industrial	10.37
Consumer Cyclical	9.92
Utilities	3.12
Basic Materials	3.03
Diversified	0.05
Short-Term and Other Net Assets	0.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Apple Inc.	2.97%
Exxon Mobil Corp.	2.52
Microsoft Corp.	1.72
Johnson & Johnson	1.58
General Electric Co.	1.56
Chevron Corp.	1.52
Google Inc. Class A	1.49
Procter & Gamble Co. (The)	1.39
Wells Fargo & Co.	1.34
International Business Machines Corp.	1.25

TOTAL	17.34%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 (or commencement of operations, as applicable) and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 52.20%

AEROSPACE & DEFENSE — 1.43%
Embraer SA	8,628,132	$71,066,307

		71,066,307
AGRICULTURE — 1.21%
Souza Cruz SA	5,732,700	60,288,364

		60,288,364
BANKS — 4.35%
Banco Bradesco SA	5,251,720	69,810,850
Banco do Brasil SA	8,388,197	81,334,318
Banco Santander (Brasil) SA Units	11,460,241	65,757,062

		216,902,230
BEVERAGES — 0.43%
Companhia de Bebidas das Americas	612,500	21,560,660

		21,560,660
BUILDING MATERIALS — 0.11%
Duratex SA	1,093,310	5,555,773

		5,555,773
CHEMICALS — 2.07%
Ultrapar Participacoes SA	4,712,400	102,883,039

		102,883,039
COMMERCIAL SERVICES — 7.90%
Anhanguera Educacional Participacoes SA	6,526,400	38,023,995
Arteris SA	2,525,600	22,863,416
CCR SA	12,715,000	92,800,459
Cielo SA	5,105,832	125,455,009
EcoRodovias Infraestrutura e Logistica SA	3,320,500	21,371,214
Estacio Participacoes SA	2,042,100	15,084,669
Kroton Educacional SA	1,784,800	24,025,576
Localiza Rent A Car SA	2,368,340	31,033,902
Multiplus SA	1,030,900	11,301,217
Qualicorp SAa	1,464,500	11,489,536

		393,448,993
COSMETICS & PERSONAL CARE — 1.02%
Natura Cosmeticos SA	2,685,800	50,581,889

		50,581,889
DIVERSIFIED FINANCIAL SERVICES — 3.15%
BM&F Bovespa SA	25,103,100	123,445,751
CETIP SA-Mercados Organizados	3,426,626	33,730,039

		157,175,790

Security	Shares	Value

ELECTRIC — 2.40%
Centrais Eletricas Brasileiras SA	4,840,299	$10,078,866
CPFL Energia SA	4,043,100	33,165,258
EDP Energias do Brasil SA	4,493,300	20,224,765
MPX Energia SAa	3,269,600	6,739,458
MPX Energia SA New[a]	848,199	1,837,550
Tractebel Energia SA	2,703,600	38,895,810
Transmissora Alianca de Energia Eletrica SA	921,700	8,529,951

		119,471,658
ENGINEERING & CONSTRUCTION — 0.59%
Multiplan Empreendimentos Imobiliarios SA	1,447,000	29,181,045

		29,181,045
FOOD — 5.70%
BRF–Brasil Foods SA	9,107,150	211,473,448
Cosan SA Industria e Comercio	2,085,290	36,474,153
JBS SA	8,719,222	26,995,404
M Dias Branco SA	233,800	8,964,694

		283,907,699
FOREST PRODUCTS & PAPER — 0.99%
Fibria Celulose SAa	4,260,226	49,426,650

		49,426,650
HOME BUILDERS — 0.40%
MRV Engenharia e Participacoes SA	5,748,847	20,144,664

		20,144,664
INSURANCE — 2.08%
BB Seguridade Participacoes SA	6,709,100	54,300,473
Odontoprev SA	1,419,200	5,259,613
Porto Seguro SA	2,375,400	25,690,532
Sul America SA Units	3,127,150	18,416,667

		103,667,285
IRON & STEEL — 4.82%
Companhia Siderurgica Nacional SA	11,574,354	40,996,155
Vale SA	13,754,700	199,157,317

		240,153,472
MACHINERY — 0.50%
WEG SA	2,110,700	24,861,013

		24,861,013
OIL & GAS — 4.47%
Petroleo Brasileiro SA	33,178,344	222,891,702

		222,891,702

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2013

Security	Shares	Value

PHARMACEUTICALS — 0.80%
Hypermarcas SA	5,849,000	$39,957,833

		39,957,833
REAL ESTATE — 2.12%
BR Malls Participacoes SA	6,244,700	47,547,144
BR Properties SA	3,264,800	24,926,855
Cyrela Brazil Realty SA Empreendimentos e Participacoes	5,018,300	33,185,123

		105,659,122
RETAIL — 1.59%
Lojas Americanas SA	1,318,400	7,537,042
Lojas Renner SA	1,928,400	46,555,139
Raia Drogasil SA	3,541,300	25,146,030

		79,238,211
SOFTWARE — 0.62%
Totvs SA	1,966,700	30,941,688

		30,941,688
TELECOMMUNICATIONS — 1.09%
TIM Participacoes SA	13,770,590	54,336,250

		54,336,250
TEXTILES — 0.62%
Companhia Hering SA	2,303,700	30,923,383

		30,923,383
TRANSPORTATION — 0.61%
ALL-America Latina Logistica SA	7,875,600	30,578,743

		30,578,743
WATER — 1.13%
Companhia de Saneamento Basico do Estado de Sao Paulo	5,211,200	42,944,392
Companhia de Saneamento de Minas Gerais SA	1,117,300	13,512,693

		56,457,085

TOTAL COMMON STOCKS
(Cost: $2,194,738,898)		2,601,260,548

PREFERRED STOCKS — 47.05%

AUTO PARTS & EQUIPMENT — 0.49%
Marcopolo SA	8,752,300	24,446,943

		24,446,943
BANKS — 13.33%
Banco Bradesco SA	24,336,836	283,684,051

Security	Shares	Value

Banco do Estado do Rio Grande do Sul SA Class B	3,481,910	$20,916,067
Itau Unibanco Holding SA	29,490,310	359,758,956

		664,359,074
BEVERAGES — 5.76%
Companhia de Bebidas das Americas	8,196,732	286,878,724

		286,878,724
CHEMICALS — 0.50%
Braskem SA Class A	3,342,036	24,673,032

		24,673,032
ELECTRIC — 2.80%
AES Tiete SA	1,944,100	16,437,998
Centrais Eletricas Brasileiras SA Class B	3,906,951	15,070,983
Companhia Energetica de Minas Gerais	7,991,521	62,528,307
Companhia Energetica de Sao Paulo Class B	2,611,870	23,347,736
Companhia Paranaense de Energia Class B	1,835,200	22,040,619

		139,425,643
FOOD — 1.32%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	1,594,264	65,535,705

		65,535,705
FOREST PRODUCTS & PAPER — 1.01%
Klabin SA	7,583,200	39,268,548
Suzano Papel e Celulose SA Class A	2,781,700	10,999,487

		50,268,035
HOLDING COMPANIES-DIVERSIFIED — 2.64%
Bradespar SA	3,729,000	38,698,650
Itausa-Investimentos Itau SA	26,414,041	92,891,377

		131,590,027
IRON & STEEL — 9.22%
Gerdau SA	12,655,546	91,301,789
Metalurgica Gerdau SA	4,490,890	39,993,329
Usinas Siderurgicas de Minas Gerais SA Class A	7,389,100	32,046,787
Vale SA Class A	22,645,800	296,266,355

		459,608,260

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2013

Security	Shares	Value

OIL & GAS — 7.01%
Petroleo Brasileiro SA	49,464,678	$349,573,696

		349,573,696
RETAIL — 0.84%
Lojas Americanas SA	6,613,905	42,067,240

		42,067,240
TELECOMMUNICATIONS — 2.13%
Oi SA	14,003,093	20,852,662
Telefonica Brasil SA	4,365,074	85,347,737

		106,200,399

TOTAL PREFERRED STOCKS
(Cost: $1,652,858,604)		2,344,626,778

SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[b,c]	8,754,616	8,754,616

		8,754,616

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,754,616)		8,754,616

TOTAL INVESTMENTS IN SECURITIES — 99.42% (Cost: $3,856,352,118)		4,954,641,942
Other Assets, Less Liabilities — 0.58%		28,988,392

NET ASSETS — 100.00%		$4,983,630,334

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI CANADA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.65%

AEROSPACE & DEFENSE — 0.23%
CAE Inc.	733,594	$7,830,381

		7,830,381
APPAREL — 0.42%
Gildan Activewear Inc.	326,040	14,303,850

		14,303,850
AUTO PARTS & EQUIPMENT — 1.48%
Magna International Inc. Class A	662,112	50,814,852

		50,814,852
BANKS — 26.22%
Bank of Montreal	1,830,840	114,737,731
Bank of Nova Scotia	3,385,800	187,761,209
Canadian Imperial Bank of Commerce	1,129,854	88,104,835
National Bank of Canada	458,964	35,498,031
Royal Bank of Canada	4,080,516	251,043,216
Toronto-Dominion Bank (The)	2,609,574	221,698,760

		898,843,782
CHEMICALS — 3.16%
Agrium Inc.	422,602	36,094,834
Potash Corp. of Saskatchewan Inc.	2,444,054	72,170,141

		108,264,975
COMPUTERS — 0.96%
Blackberry Ltd.[a,b]	1,333,006	13,445,050
CGI Group Inc. Class Aa	584,364	19,360,624

		32,805,674
DIVERSIFIED FINANCIAL SERVICES — 0.76%
CI Financial Corp.	440,158	13,372,892
IGM Financial Inc.	284,658	12,752,808

		26,125,700
ELECTRIC — 1.03%
ATCO Ltd. Class I NVS	214,434	8,803,808
Fortis Inc.	598,158	17,209,304
TransAlta Corp.	739,860	9,496,355

		35,509,467
ENGINEERING & CONSTRUCTION — 0.47%
SNC-Lavalin Group Inc.	427,614	16,040,085

		16,040,085
FOOD — 1.89%
Empire Co. Ltd. Class A	85,272	6,553,229
George Weston Ltd.	144,210	11,379,316
Loblaw Companies Ltd.[b]	318,520	13,578,391

Security	Shares	Value

Metro Inc. Class A	268,356	$17,156,061
Saputo Inc.	361,152	16,008,595

		64,675,592
GAS — 0.66%
Canadian Utilities Ltd. Class A	326,040	10,560,988
Keyera Corp.	220,704	12,057,230

		22,618,218
HAND & MACHINE TOOLS — 0.28%
Finning International Inc.	485,302	9,624,152

		9,624,152
HOLDING COMPANIES — DIVERSIFIED — 0.35%
Onex Corp.	257,070	12,206,499

		12,206,499
INSURANCE — 7.04%
Great-West Lifeco Inc.	847,704	23,906,715
Industrial Alliance Insurance and Financial Services Inc.	275,880	10,808,722
Intact Financial Corp.	376,200	21,743,212
Manulife Financial Corp.[b]	5,177,766	84,766,346
Power Corp. of Canada	986,902	27,027,774
Power Financial Corp.	703,494	21,140,165
Sun Life Financial Inc.	1,702,932	51,835,384

		241,228,318
MANUFACTURING — 0.54%
Bombardier Inc. Class B	4,069,246	18,477,285

		18,477,285
MEDIA — 1.77%
Shaw Communications Inc. Class B	1,085,964	26,127,374
Thomson Reuters Corp.	1,054,614	34,510,641

		60,638,015
MINING — 10.04%
Agnico-Eagle Mines Ltd.	486,552	14,644,067
Barrick Gold Corp.	2,827,770	53,906,962
Cameco Corp.	1,117,318	21,236,350
Eldorado Gold Corp.	2,018,948	17,167,470
First Quantum Minerals Ltd.	1,585,060	26,279,931
Franco-Nevada Corp.	415,074	18,867,000
Goldcorp Inc.	2,293,574	67,617,927
Kinross Gold Corp.	3,221,542	17,743,065
New Gold Inc.[a,b]	1,418,275	9,545,694
Silver Wheaton Corp.	1,001,946	26,442,484
Teck Resources Ltd. Class B	1,612,644	40,541,586
Turquoise Hill Resources Ltd.[a,b]	1,134,870	5,895,429

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2013

Security	Shares	Value

Yamana Gold Inc.	2,125,538	$24,259,624

		344,147,589
OIL & GAS — 18.82%
ARC Resources Ltd.	877,800	20,985,985
Athabasca Oil Corp.[a]	905,389	6,471,356
Baytex Energy Corp.	347,358	13,714,533
Bonavista Energy Corp.	510,378	6,294,452
Canadian Natural Resources Ltd.	3,079,824	93,834,054
Canadian Oil Sands Ltd.	1,369,372	26,234,722
Cenovus Energy Inc.	2,135,570	61,097,263
Crescent Point Energy Corp.	1,080,948	39,368,681
Encana Corp.	2,077,878	35,435,610
Enerplus Corp.	564,300	9,323,869
Husky Energy Inc.	971,854	27,435,598
Imperial Oil Ltd.	837,676	34,923,680
MEG Energy Corp.[a]	406,300	13,129,934
Pacific Rubiales Energy Corp.	866,514	16,370,863
Pengrowth Energy Corp.	1,459,656	8,053,084
Penn West Petroleum Ltd.	1,370,622	15,435,576
Peyto Exploration & Development Corp.	398,772	10,868,040
Suncor Energy Inc.	4,263,600	143,480,709
Talisman Energy Inc.	2,910,534	31,039,442
Tourmaline Oil Corp.[a]	441,408	17,030,340
Vermilion Energy Inc.	272,118	14,597,742

		645,125,533
PHARMACEUTICALS — 3.45%
Catamaran Corp.[a]	581,856	31,814,821
Valeant Pharmaceuticals International Inc.[a]	879,058	86,330,845

		118,145,666
PIPELINES — 6.29%
AltaGas Ltd.	333,564	11,361,223
Enbridge Inc.	2,208,294	90,412,568
Pembina Pipeline Corp.	869,022	26,921,641
TransCanada Corp.	1,997,622	86,937,934

		215,633,366
REAL ESTATE — 2.06%
Brookfield Asset Management Inc. Class A	1,566,246	54,088,863
Brookfield Office Properties Inc.	783,754	12,518,964
First Capital Realty Inc.	262,086	4,176,382

		70,784,209

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 0.47%
H&R Real Estate Investment Trust	357,394	$6,948,669
RioCan Real Estate Investment Trust	415,074	9,266,274

		16,214,943
RETAIL — 3.22%
Alimentation Couche-Tard Inc. Class B	389,998	22,455,663
Canadian Tire Corp. Ltd. Class A NVS	219,450	18,533,321
Dollarama Inc.	196,878	13,876,082
Shoppers Drug Mart Corp.	570,570	31,879,226
Tim Hortons Inc.	432,630	23,622,607

		110,366,899
SOFTWARE — 0.33%
Open Text Corp.	165,528	11,360,534

		11,360,534
TELECOMMUNICATIONS — 2.75%
BCE Inc.	723,562	29,624,270
Bell Aliant Inc.	211,926	5,333,809
Rogers Communications Inc. Class B	1,024,522	40,392,331
TELUS Corp. NVS	620,655	19,015,613

		94,366,023
TRANSPORTATION — 4.96%
Canadian National Railway Co.	1,197,570	112,139,506
Canadian Pacific Railway Ltd.	494,076	58,016,109

		170,155,615

TOTAL COMMON STOCKS (Cost: $3,928,770,878)		3,416,307,222

SHORT-TERM INVESTMENTS — 1.07%

MONEY MARKET FUNDS — 1.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	33,438,543	33,438,543
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	2,123,323	2,123,323

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2013

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	942,417	$942,417

		36,504,283

TOTAL SHORT-TERM INVESTMENTS
(Cost: $36,504,283)		36,504,283

TOTAL INVESTMENTS IN SECURITIES — 100.72%
(Cost: $3,965,275,161)		3,452,811,505
Other Assets, Less Liabilities — (0.72)%		(24,588,251)

NET ASSETS — 100.00%		$3,428,223,254

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
76	S&P/TSX 60 Index (Sept. 2013)	Montreal	$10,466,660	$419,608

See notes to financial statements.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 94.92%

AIRLINES — 4.44%
LATAM Airlines Group SA	1,288,414	$16,201,962

		16,201,962
APPAREL — 0.36%
Forus SA	229,684	1,308,168

		1,308,168
BANKS — 14.28%
Banco de Chile	110,831,263	15,845,149
Banco de Credito e Inversiones	203,129	9,712,215
Banco Santander (Chile) SA	326,023,627	18,237,474
CorpBanca SA	875,226,931	8,320,699

		52,115,537
BEVERAGES — 4.05%
Compania Cervecerias Unidas SA	696,703	9,327,408
Vina Concha y Toro SA	2,992,042	5,455,500

		14,782,908
BUILDING MATERIALS — 0.64%
SalfaCorp SA	2,454,072	2,347,599

		2,347,599
COMPUTERS — 2.15%
Sonda SA	3,088,772	7,841,885

		7,841,885
ELECTRIC — 22.04%
AES Gener SA	15,236,557	9,847,698
Colbun SA	48,418,851	12,472,242
E.CL SA	3,157,391	4,124,289
Empresa Nacional de Electricidad SA	16,364,383	22,330,591
Enersis SA	99,904,513	31,638,519

		80,413,339
ENGINEERING & CONSTRUCTION — 0.91%
Besalco SA	2,184,993	2,228,235
Socovesa SA	4,294,383	1,078,144

		3,306,379
FOOD — 7.38%
AquaChile SAa	3,070,405	1,476,786
Cencosud SA	5,764,094	23,287,464
Empresas Iansa SA	26,077,071	874,112
Multiexport Foods SAa	6,876,961	1,281,405

		26,919,767
FOREST PRODUCTS & PAPER — 4.99%
Empresas CMPC SA	5,547,561	16,383,498

Security	Shares	Value

Masisa SA	24,764,585	$1,821,983

		18,205,481
HEALTH CARE — SERVICES — 0.37%
Cruz Blanca Salud SA	2,527,950	1,357,340

		1,357,340
HOLDING COMPANIES — DIVERSIFIED — 9.09%
Empresas Copec SA	2,314,598	30,777,925
Inversiones La Construccion SA	196,642	2,396,082

		33,174,007
IRON & STEEL — 2.58%
CAP SA	441,665	9,427,742

		9,427,742
LODGING — 0.25%
Enjoy SA	6,806,183	921,125

		921,125
REAL ESTATE — 2.04%
Parque Arauco SA	3,056,388	6,310,724
PAZ Corp. SA	2,518,462	1,141,864

		7,452,588
RETAIL — 10.95%
Empresas Hites SA	1,873,690	1,576,819
Empresas La Polar SAa	8,456,666	1,566,633
S.A.C.I. Falabella SA	3,717,941	36,827,189

		39,970,641
TELECOMMUNICATIONS — 3.13%
Empresa Nacional de Telecomunicaciones SA	719,555	11,406,409

		11,406,409
TRANSPORTATION — 1.53%
Compania SudAmericana de Vapores SAa	39,822,893	1,841,020
Sociedad Matriz SAAM SA	42,659,974	3,726,807

		5,567,827
WATER — 3.74%
Aguas Andinas SA Series A	12,851,657	8,869,670
Inversiones Aguas Metropolitanas SA	2,587,797	4,767,609

		13,637,279

TOTAL COMMON STOCKS
(Cost: $298,234,795)		346,357,983

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2013

Security	Shares	Value

PREFERRED STOCKS — 4.99%

BEVERAGES — 1.69%
Embotelladora Andina SA Class B	1,211,126	$6,173,930

		6,173,930
CHEMICALS — 3.30%
Sociedad Quimica y Minera de Chile SA Series B	463,749	12,025,784

		12,025,784

TOTAL PREFERRED STOCKS
(Cost: $19,131,047)		18,199,714

RIGHTS — 0.01%

TRANSPORTATION — 0.01%
Compania Sud Americana de Vapores SAa	33,344,999	19,621

		19,621

TOTAL RIGHTS
(Cost: $0)		19,621

SHORT-TERM INVESTMENTS — 0.12%

MONEY MARKET FUNDS — 0.12%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	461,635	461,635

		461,635

TOTAL SHORT-TERM INVESTMENTS
(Cost: $461,635)		461,635

TOTAL INVESTMENTS IN SECURITIES — 100.04%
(Cost: $317,827,477)		365,038,953
Other Assets, Less Liabilities — (0.04)%		(149,337)

NET ASSETS — 100.00%		$364,889,616

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI COLOMBIA CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 84.83%

BANKS — 10.55%
Banco de Bogota SA	10,766	$389,034
Bancolombia SA	46,956	639,626
Corporacion Financiera Colombiana SA	44,702	890,531

		1,919,191
BUILDING MATERIALS — 9.33%
Cementos Argos SA	39,900	188,725
Cemex Latam Holdings SAa	111,118	860,668
Grupo Argos SA	57,526	648,749

		1,698,142
DIVERSIFIED FINANCIAL SERVICES — 1.20%
Bolsa de Valores de Colombia	16,834,720	218,192

		218,192
ELECTRIC — 17.26%
Celsia SA ESP	252,168	742,207
Empresa de Energia de Bogota SA	787,010	633,965
Interconexion Electrica SA ESP	186,424	889,475
Isagen SA ESP[a]	552,034	873,688

		3,139,335
FOOD — 4.74%
Grupo Nutresa SA	60,690	861,807

		861,807
HOLDING COMPANIES — DIVERSIFIED — 6.76%
Grupo Aval Acciones y Valores SA	140,462	99,004
Grupo de Inversiones Suramericana SA	57,162	1,129,898

		1,228,902
OIL & GAS — 30.59%
Canacol Energy Ltd.[a]	153,804	571,534
Ecopetrol SA	1,443,372	3,230,929
Pacific Rubiales Energy Corp.	63,004	1,190,321
Petrominerales Ltd.	93,380	570,956

		5,563,740
RETAIL — 4.40%
Almacenes Exito SA	48,440	799,913

		799,913

TOTAL COMMON STOCKS
(Cost: $15,005,619)		15,429,222

Security	Shares	Value

PREFERRED STOCKS — 14.83%

BANKS — 10.76%
Banco Davivienda SA	59,696	$760,765
Bancolombia SA	86,184	1,196,234

		1,956,999
BUILDING MATERIALS — 0.47%
Grupo Argos SA	7,518	84,784

		84,784
HOLDING COMPANIES — DIVERSIFIED — 3.60%
Grupo Aval Acciones y Valores SA	547,288	389,992
Grupo de Inversiones Suramericana SA	13,160	264,885

		654,877

TOTAL PREFERRED STOCKS
(Cost: $2,745,322)		2,696,660

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	16,889	16,889

		16,889

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,889)		16,889

TOTAL INVESTMENTS IN SECURITIES — 99.75%
(Cost: $17,767,830)		18,142,771
Other Assets, Less Liabilities — 0.25%		45,190

NET ASSETS — 100.00%		$18,187,961

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.51%

AEROSPACE & DEFENSE — 2.09%
Elbit Systems Ltd.	32,769	$1,476,612

		1,476,612
BANKS — 23.59%
Bank Hapoalim BM	1,469,127	6,835,321
Bank Leumi le-Israel BMa	1,745,469	5,746,976
First International Bank of Israel Ltd.[b]	29,568	434,696
Israel Discount Bank Ltd. Class Aa	1,111,936	1,753,682
Mizrahi Tefahot Bank Ltd.	177,177	1,906,319
Union Bank of Israel[a]	0	1

		16,676,995
BIOTECHNOLOGY — 0.00%
Clal Biotechnology Industries Ltd.[a]	3	6

		6
CHEMICALS — 7.36%
Frutarom	53,625	881,174
Israel Chemicals Ltd.	620,829	4,325,019

		5,206,193
COMMERCIAL SERVICES — 0.65%
Nitsba Holdings (1995) Ltd.[a]	37,257	462,455

		462,455
COMPUTERS — 0.36%
MATRIX IT Ltd.	48,081	251,218

		251,218
ELECTRONICS — 0.60%
Ituran Location and Control Ltd.	23,067	427,504

		427,504
ENERGY — ALTERNATE SOURCES — 0.63%
Ormat Industries Ltd.[a]	73,986	446,906

		446,906
ENGINEERING & CONSTRUCTION — 1.33%
Electra (Israel) Ltd.	2,277	283,138
Shikun & Binui Ltd.	283,932	655,415

		938,553
FOOD — 4.06%
Osem Investment Ltd.	55,209	1,137,971
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	8,910	450,513
Shufersal Ltd.	108,372	431,714
Strauss Group Ltd.	53,658	853,235

		2,873,433

Security	Shares	Value

FOREST PRODUCTS & PAPER — 0.25%
Hadera Paper Ltd.[a]	2,937	$178,219

		178,219
HEALTH CARE — PRODUCTS — 0.63%
Given Imaging Ltd.[a]	24,123	442,607

		442,607
HOLDING COMPANIES — DIVERSIFIED — 5.60%
Clal Industries Ltd.	87,549	372,482
Delek Group Ltd. (The)	5,643	1,575,603
Discount Investment Corp. Ltd. Registered[a]	34,749	186,843
Israel Corp. Ltd. (The)[a]	3,729	1,586,524
Koor Industries Ltd.[a]	13,200	239,894

		3,961,346
HOME BUILDERS — 0.50%
Bayside Land Corp. Ltd.	891	222,916
Property & Building Corp. Ltd.	2,211	129,825

		352,741
INSURANCE — 3.54%
Clal Insurance Enterprises Holdings Ltd.	27,555	479,373
Harel Insurance Investments & Financial Services Ltd.	14,850	791,086
Menorah Mivtachim Holdings Ltd.[a]	35,706	394,342
Migdal Insurance & Financial Holdings Ltd.	382,569	566,879
Phoenix Holdings Ltd.	78,508	268,254

		2,499,934
MANUFACTURING — 0.21%
Plasson Industries Ltd.	4,884	150,680

		150,680
OIL & GAS — 3.07%
Jerusalem Oil Exploration Ltd.[a]	12,243	401,085
Naphtha Israel Petroleum Corp. Ltd.[a]	49,072	285,967
Oil Refineries Ltd.[a]	1,201,662	471,722
Paz Oil Co. Ltd.[a]	6,567	1,015,014

		2,173,788
PHARMACEUTICALS — 24.12%
Teva Pharmaceutical Industries Ltd.	441,342	17,056,814

		17,056,814
REAL ESTATE — 6.05%
Africa Israel Investments Ltd.[a]	132,462	234,363
Africa Israel Properties Ltd.[a]	17,755	237,559

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2013

Security	Shares	Value

Airport City Ltd.[a]	47,388	$361,963
AL-ROV (Israel) Ltd.[a]	5,676	156,913
Alony Hetz Properties & Investments Ltd.	94,050	598,001
Alrov Properties and Lodgings Ltd.[a]	6,600	163,116
Amot Investments Ltd.	87,846	246,735
Gazit Globe Ltd.	105,765	1,283,870
Jerusalem Economy Ltd.	28,842	236,729
Melisron Ltd.	17,227	434,845
Norstar Holdings Inc.	11,715	321,399

		4,275,493
RETAIL — 0.66%
Delek Automotive Systems Ltd.	46,233	463,953

		463,953
SOFTWARE — 0.45%
Babylon Ltd.	41,679	315,130

		315,130
TELECOMMUNICATIONS — 13.58%
Bezeq The Israel Telecommunication Corp. Ltd.	2,198,097	3,597,361
Cellcom Israel Ltd.	77,979	856,038
EZchip Semiconductor Ltd.[a]	39,666	1,176,613
NICE Systems Ltd.	80,982	3,062,599
Partner Communications Co. Ltd.[b]	122,100	907,657

		9,600,268
TEXTILES — 0.18%
Avgol Industries 1953 Ltd.	152,559	130,236

		130,236

TOTAL COMMON STOCKS
(Cost: $91,489,926)		70,361,084

WARRANTS — 0.00%

BIOTECHNOLOGY — 0.00%
Clal Biotechnology Industries Ltd. (Expires 05/08/14)[a]	1	—

		—
REAL ESTATE — 0.00%
Africa Israel Investments Ltd. (Expires 10/31/13)[a]	19,787	810

		810

TOTAL WARRANTS
(Cost: $0)		810

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.53%

MONEY MARKET FUNDS — 1.53%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[c,d,e]	1,017,680	$1,017,680
BlackRock Cash Funds: Prime,
SL Agency Shares
0.13%[c,d,e]	64,622	64,622
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.00%[c,d]	3,818	3,818

		1,086,120

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,086,120)		1,086,120

TOTAL INVESTMENTS IN SECURITIES — 101.04%
(Cost: $92,576,046)		71,448,014
Other Assets, Less Liabilities — (1.04)%		(738,229)

NET ASSETS — 100.00%		$70,709,785

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 100.06%

AIRLINES — 0.48%
Grupo Aeromexico SAB de CVa,b	7,880,436	$10,688,638

		10,688,638
BANKS — 14.15%
Banregio Grupo Financiero SAB de CVb	3,431,400	20,410,559
Compartamos SAB de CV	17,188,406	30,162,100
Grupo Financiero Banorte SAB de CV Series O	21,134,478	132,153,802
Grupo Financiero Inbursa SAB de CV Series O	31,002,392	66,128,529
Grupo Financiero Santander Mexico SAB de CV Series Bb	23,764,750	64,769,267

		313,624,257
BEVERAGES — 9.85%
Arca Continental SAB de CV	4,940,029	31,296,963
Coca-Cola FEMSA SAB de CV Series L	1,574,858	18,773,977
Fomento Economico Mexicano SAB de CV BD Units	17,760,010	168,235,925

		218,306,865
BUILDING MATERIALS — 5.33%
Cemex SAB de CV CPO[a,b]	92,476,508	105,068,052
Corporacion Geo SAB de CV Series Ba,b	15,588,128	779,406
Desarrolladora Homex SAB de CVa,b,c	28,207,210	10,415,035
Urbi Desarrollos Urbanos SAB de CVa,b	29,674,089	2,021,838

		118,284,331
CHEMICALS — 2.50%
Mexichem SAB de CV	13,908,074	55,415,633

		55,415,633
COMMERCIAL SERVICES — 1.28%
OHL Mexico SAB de CVa,b	10,927,900	28,441,022

		28,441,022
DIVERSIFIED FINANCIAL SERVICES — 0.85%
Bolsa Mexicana de Valores SAB de CVb	7,956,087	18,764,019

		18,764,019
ENGINEERING & CONSTRUCTION — 4.53%
Empresas ICA SAB de CVa,b	10,263,488	21,100,416

Security	Shares	Value

Grupo Aeroportuario del Centro Norte SAB de CVb	5,351,492	$18,176,315
Grupo Aeroportuario del Pacifico SAB de CV Series B	5,217,849	26,038,442
Grupo Aeroportuario del Sureste SAB de CV Series B	3,136,865	35,228,648

		100,543,821
FOOD — 3.43%
Grupo Bimbo SAB de CV Series A	21,734,104	63,239,210
Grupo Herdez SAB de CVb	4,010,144	12,824,532

		76,063,742
FOREST PRODUCTS & PAPER — 0.52%
Bio Pappel SAB de CVa	5,398,900	11,443,145

		11,443,145
HOLDING COMPANIES — DIVERSIFIED — 5.93%
Alfa SAB de CV Series A	35,929,851	90,820,287
Grupo Carso SAB de CV Series A1	8,241,033	40,723,739

		131,544,026
HOME BUILDERS — 0.59%
Consorcio ARA SAB de CVa	32,807,019	13,145,413

		13,145,413
HOUSEHOLD PRODUCTS & WARES — 2.65%
Kimberly-Clark de Mexico SAB de CV Series A	20,702,354	58,702,151

		58,702,151
IRON & STEEL — 0.59%
Compania Minera Autlan SAB de CV Series Bb	596,305	317,535
Grupo Simec SAB de CV Series Ba	3,472,154	12,744,927

		13,062,462
MACHINERY — 0.90%
Industrias CH SAB de CV Series Ba,b	3,460,983	19,902,208

		19,902,208
MEDIA — 5.57%
Grupo Televisa SAB de CV CPO	21,468,097	107,790,685
TV Azteca SAB de CV CPO[b]	31,693,439	15,761,267

		123,551,952
MINING — 8.06%
Grupo Mexico SAB de CV Series B	33,062,586	94,591,880

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2013

Security	Shares	Value

Industrias Penoles SAB de CV	1,853,313	$56,604,332
Minera Frisco SAB de CV Series A1[a]	10,114,794	27,491,453

		178,687,665
PHARMACEUTICALS — 1.24%
Genomma Lab Internacional SAB de CV Series Ba,b	12,801,293	27,458,735

		27,458,735
REAL ESTATE — 0.89%
Corporacion Inmobiliaria Vesta SAB de CV	10,077,949	19,707,553

		19,707,553
REAL ESTATE INVESTMENT TRUSTS — 4.16%
Concentradora Fibra Hotelera Mexicana SA de CV	10,027,100	18,023,547
Fibra Uno Administracion SA de CV	18,349,100	53,857,192
Macquarie Mexico Real Estate Management SA de CVb	11,184,400	20,380,202

		92,260,941
RETAIL — 9.67%
Alsea SAB de CVb	8,183,066	20,708,942
Controladora Comercial Mexicana SAB de CV BC Units	6,741,155	25,546,918
El Puerto de Liverpool SA de CV Series C1	2,946,695	30,927,939
Grupo Comercial Chedraui SA de CV	6,611,400	18,905,276
Grupo Famsa SAB de CV Series Aa,b	6,703,040	13,444,234
Wal-Mart de Mexico SAB de CV Series V	43,693,233	104,848,052

		214,381,361
TELECOMMUNICATIONS — 16.89%
America Movil SAB de CV Series L	376,506,718	362,633,043
Axtel SAB de CV CPO[a,b]	36,574,477	11,888,349

		374,521,392

TOTAL COMMON STOCKS
(Cost: $2,585,133,105)		2,218,501,332

Security	Shares	Value

SHORT-TERM INVESTMENTS — 4.27%

MONEY MARKET FUNDS — 4.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	87,745,571	$87,745,571
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	5,571,780	5,571,780
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,269,748	1,269,748

		94,587,099

TOTAL SHORT-TERM INVESTMENTS
(Cost: $94,587,099)		94,587,099

TOTAL INVESTMENTS IN SECURITIES — 104.33%
(Cost: $2,679,720,204)		2,313,088,431
Other Assets, Less Liabilities — (4.33)%		(96,036,235)

NET ASSETS — 100.00%		$2,217,052,196

CPO — Certificates of Participation (Ordinary)

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.96%

BANKS — 12.46%
African Bank Investments Ltd.[a]	1,549,088	$2,470,131
Barclays Africa Group Ltd.	720,628	9,640,273
FirstRand Ltd.	6,586,455	19,339,391
Nedbank Group Ltd.	433,510	7,980,207
Standard Bank Group Ltd.	2,577,640	28,819,430

		68,249,432
BUILDING MATERIALS — 0.58%
PPC Ltd.	1,093,108	3,162,659

		3,162,659
CHEMICALS — 10.06%
Sasol Ltd.	1,170,269	55,060,122

		55,060,122
COAL — 0.88%
Exxaro Resources Ltd.	304,056	4,821,370

		4,821,370
DIVERSIFIED FINANCIAL SERVICES — 1.71%
Investec Ltd.	534,598	3,468,284
RMB Holdings Ltd.	1,499,326	5,919,124

		9,387,408
FOOD — 7.93%
Bidvest Group Ltd.	626,513	15,464,306
Shoprite Holdings Ltd.	908,959	14,304,055
SPAR Group Ltd. (The)	367,059	4,130,803
Tiger Brands Ltd.	345,858	9,549,679

		43,448,843
FOREST PRODUCTS & PAPER — 0.50%
Sappi Ltd.[b]	1,150,157	2,748,202

		2,748,202
HEALTH CARE — PRODUCTS — 2.65%
Aspen Pharmacare Holdings Ltd.[b]	629,178	14,498,556

		14,498,556
HEALTH CARE — SERVICES — 3.14%
Life Healthcare Group Holdings Ltd.	1,992,444	6,887,269
Mediclinic International Ltd.	790,124	5,686,949
Netcare Ltd.	2,025,876	4,593,383

		17,167,601
HOLDING COMPANIES — DIVERSIFIED — 6.28%
Barloworld Ltd.	466,351	3,996,384
Imperial Holdings Ltd.	399,220	8,117,330
Remgro Ltd.	1,021,875	18,659,372

Security	Shares	Value

RMI Holdings Ltd.	1,420,158	$3,587,490

		34,360,576
HOME FURNISHINGS — 1.43%
Steinhoff International Holdings Ltd.[b]	2,730,128	7,827,025

		7,827,025
INSURANCE — 5.42%
Discovery Ltd.	628,573	5,194,428
Liberty Holdings Ltd.	243,225	2,731,264
MMI Holdings Ltd.	2,334,165	4,688,387
Sanlam Ltd.	3,791,475	17,041,460

		29,655,539
IRON & STEEL — 1.37%
Kumba Iron Ore Ltd.	171,081	7,517,474

		7,517,474
MEDIA — 12.68%
Naspers Ltd. Class N	838,478	69,459,973

		69,459,973
MINING — 9.25%
African Rainbow Minerals Ltd.	228,994	4,210,932
Anglo American Platinum Ltd.[b]	143,184	5,728,898
AngloGold Ashanti Ltd.	815,081	11,142,598
Assore Ltd.	74,112	2,836,823
Gold Fields Ltd.	1,571,179	8,270,897
Harmony Gold Mining Co. Ltd.	832,194	3,140,738
Impala Platinum Holdings Ltd.	1,141,471	12,650,811
Northam Platinum Ltd.[b]	650,194	2,647,504

		50,629,201
OFFICE & BUSINESS EQUIPMENT — 0.47%
Reunert Ltd.	384,393	2,567,374

		2,567,374
PACKAGING & CONTAINERS — 0.67%
Nampak Ltd.	1,259,367	3,689,191

		3,689,191
REAL ESTATE — 2.63%
Growthpoint Properties Ltd.	3,816,973	8,851,978
Redefine Properties Ltd.	6,232,967	5,575,039

		14,427,017
RETAIL — 6.16%
Foschini Group Ltd. (The)[a]	412,330	3,874,477
Massmart Holdings Ltd.	230,561	3,546,105
Mr. Price Group Ltd.	506,844	6,197,345
Pick n Pay Stores Ltd.[a]	510,232	1,907,703
Truworths International Ltd.	934,033	7,480,655

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2013

Security	Shares	Value

Woolworths Holdings Ltd.	1,610,872	$10,729,184

		33,735,469
TELECOMMUNICATIONS — 13.69%
MTN Group Ltd.	3,597,495	65,988,619
Vodacom Group Ltd.	790,164	8,954,832

		74,943,451

TOTAL COMMON STOCKS
(Cost: $631,716,937)		547,356,483

SHORT-TERM INVESTMENTS — 1.17%

MONEY MARKET FUNDS — 1.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	5,946,428	5,946,428
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	377,594	377,594
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	76,235	76,235

		6,400,257

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,400,257)		6,400,257

TOTAL INVESTMENTS IN SECURITIES — 101.13%
(Cost: $638,117,194)		553,756,740
Other Assets, Less Liabilities — (1.13)%		(6,187,415)

NET ASSETS — 100.00%		$547,569,325

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI TURKEY ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.90%

AIRLINES — 2.55%
Turk Hava Yollari AO	3,583,140	$11,110,239

		11,110,239
AUTO MANUFACTURERS — 2.67%
Anadolu Isuzu Otomotiv Sanayi ve Ticaret ASa,b	32,574	265,290
Ford Otomotiv Sanayi AS	456,748	5,714,252
Otokar Otomotiv Ve Savunma Sanayi ASb	54,112	1,460,154
Tofas Turk Otomobil Fabrikasi AS	808,832	4,186,522

		11,626,218
AUTO PARTS & EQUIPMENT — 0.12%
Goodyear Lastikleri Turk AS	23,140	497,256

		497,256
BANKS — 38.51%
Akbank TAS	11,662,204	38,792,957
Albaraka Turk Katilim Bankasi ASa	2,083,846	1,543,779
Asya Katilim Bankasi ASa	3,213,968	2,806,752
Sekerbank TAS[a,b]	2,278,578	2,045,773
Tekstil Bankasi ASa,b	684,588	480,295
Turkiye Garanti Bankasi AS	14,961,256	51,675,330
Turkiye Halk Bankasi AS	4,048,966	25,824,388
Turkiye Is Bankasi AS Class C	10,208,656	23,940,820
Turkiye Vakiflar Bankasi TAO Class D	4,882,362	9,581,478
Yapi ve Kredi Bankasi AS	5,652,035	11,258,316

		167,949,888
BEVERAGES — 5.79%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,347,816	15,572,705
Coca-Cola Icecek AS	413,316	9,692,876

		25,265,581
BUILDING MATERIALS — 1.56%
Adana Cimento Sanayii TAS Class A	386,082	689,483
Akcansa Cimento Sanayi ve TAS	314,526	1,521,514
Baticim Bati Anodolu Cimento Sanayii ASa	374,097	1,075,535
Cimsa Cimento Sanayi ve TAS	308,652	1,521,871
Goltas Goller Bolgesi Cimento Sanayi ve TAS	28,302	602,628
Konya Cimento Sanayii AS	6,764	746,670

Security	Shares	Value

Mardin Cimento Sanayii ve TAS	330,368	$633,749

		6,791,450
CHEMICALS — 0.71%
Aksa Akrilik Kimya Sanayii AS	539,874	1,673,987
Bagfas Bandirma Gubre Fabrikalari ASb	35,956	608,601
Gubre Fabrikalari TAS[a]	135,458	820,758

		3,103,346
COMMERCIAL SERVICES — 0.31%
Ihlas Holding ASa,b	3,565,874	1,364,593

		1,364,593
DISTRIBUTION & WHOLESALE — 0.33%
Aygaz AS	1	3
Bizim Toptan Satis Magazalari AS	119,260	1,453,998

		1,454,001
DIVERSIFIED FINANCIAL SERVICES — 0.95%
Is Finansal Fabrikasi ASa,b	1,259,884	494,497
Is Yatirim Menkul Degerler AS	646,536	428,222
Turkiye Sinai Kalkinma Bankasi ASb	3,815,253	3,200,825

		4,123,544
ELECTRIC — 0.58%
Akenerji Elektrik Uretim ASa,b	1,453,726	820,206
Alarko Holding AS	437,702	1,024,329
Zorlu Enerji Elektrik Uretim ASa,b	1,169,282	688,403

		2,532,938
ENGINEERING & CONSTRUCTION — 3.14%
Enka Insaat ve Sanayi AS	2,712,009	6,506,427
TAV Havalimanlari Holding AS	1,064,440	5,770,667
Torunlar Gayrimenkul Yatirim Ortakligi AS	978,644	1,406,808

		13,683,902
ENTERTAINMENT — 0.21%
Fenerbahce Sportif Hizmetler Sanayi ve Ticaret ASb	33,464	399,778
Galatasaray Sportif Sinai ve Ticari Yatirimlar ASa,b	40,762	515,962

		915,740
FOOD — 6.13%
BIM Birlesik Magazalar AS	1,379,500	25,380,228
Pinar Sut Mamulleri Sanayii AS	120,862	892,419
Tat Konserve Sanayii ASa	402,102	463,604

		26,736,251

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2013

Security	Shares	Value

FOREST PRODUCTS & PAPER — 0.44%
Ipek Dogal Enerji Kaynaklari Ve Uretim ASa,b	673,908	$1,332,442
Kartonsan Karton Sanayi ve TAS[b]	5,696	595,240

		1,927,682
HOLDING COMPANIES — DIVERSIFIED — 11.06%
Akfen Holding ASa,b	561,590	1,008,424
Dogan Sirketler Grubu Holding ASa	3,976,877	1,677,966
Eczacibasi Yatirim Holding Ortakligi ASb	180,492	511,833
Haci Omer Sabanci Holding AS	5,286,066	22,562,872
KOC Holding AS	4,113,046	16,627,745
Kombassan Holdings ASa,b	1,043,080	1,381,733
Tekfen Holding ASb	970,278	2,037,429
Yazicilar Holding ASb	259,346	2,436,637

		48,244,639
HOME FURNISHINGS — 2.00%
Arcelik AS	1,536,318	7,763,560
Vestel Beyaz Esya Sanayi ve TAS[a,b]	321,646	446,588
Vestel Elektronik Sanayi ve TAS[a,b]	642,046	507,148

		8,717,296
HOUSEWARES — 1.14%
Anadolu Cam Sanayii AS	952,108	1,027,665
Turkiye Sise ve Cam Fabrikalari AS	3,069,294	3,960,379

		4,988,044
INSURANCE — 1.03%
Aksigorta AS	609,828	652,238
Anadolu Anonim Turk Sigorta Sirketi[a,b]	1,490,395	870,144
Anadolu Hayat Emeklilik ASb	464,872	839,313
Yapi Kredi Sigorta ASa	237,630	2,133,511

		4,495,206
IRON & STEEL — 3.15%
Eregli Demir ve Celik Fabrikalari TAS	9,081,560	9,846,804
Izmir Demir Celik Sanayi ASa,b	606,802	523,965
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Aa,b	923,826	643,607
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Ba,b	463,116	777,067
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da	3,964,775	1,945,186

		13,736,629

Security	Shares	Value

LODGING — 0.20%
Net Holding ASb	736,742	$881,958

		881,958
MANUFACTURING — 0.39%
Trakya Cam Sanayii AS	1,615,857	1,704,449

		1,704,449
MEDIA — 0.30%
Dogan Yayin Holding ASa,b	3,238,710	1,001,049
Hurriyet Gazetecilik ve Matbaacilik ASa,b	895,162	285,468

		1,286,517
METAL FABRICATE & HARDWARE — 0.16%
Borusan Mannesmann Boru Sanayi ve TAS[b]	55,002	707,005

		707,005
MINING — 1.65%
Koza Altin Isletmeleri AS	296,726	4,673,080
Koza Anadolu Metal Madencilik Isletmeleri ASa	1,127,808	1,781,696
Park Elektrik Uretim Madencilik Sanayi ve TAS[a,b]	330,546	733,015

		7,187,791
OIL & GAS — 3.59%
Turkiye Petrol Rafinerileri AS	813,638	15,648,036

		15,648,036
PHARMACEUTICALS — 0.48%
EIS Eczacibasi Ilac Sanayi ve TAS[b]	1,114,458	1,224,769
Selcuk Ecza Deposu Ticaret ve Sanayi AS	1,028,655	873,089

		2,097,858
REAL ESTATE — 1.09%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	4,073,708	4,756,740

		4,756,740
REAL ESTATE INVESTMENT TRUSTS — 1.00%
Akmerkez Gayrimenkul Yatirim Ortakligi AS	135,904	956,812
Halk Gayrimenkul Yatrm Ortakligi ASa	1,328,592	717,013
Is Gayrimenkul Yatirim Ortakligi AS	1,878,434	1,087,478
Saf Gayrimenkul Yatirim Ortakligi ASa,b	1,169,595	476,273

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2013

Security	Shares	Value

Sinpas Gayrimenkul Yatirim Ortakligi AS	1,565,688	$691,338
Vakif Gayrimenkul Yatirim Ortakligi ASa,b	147,827	442,411

		4,371,325
RETAIL — 0.62%
Boyner Buyuk Magazacilik ASa,b	240,300	787,540
Dogus Otomotiv Servis ve TAS	356,712	1,340,569
Turcas Petrolculuk ASb	434,853	573,902

		2,702,011
TELECOMMUNICATIONS — 7.93%
Nortel Networks Netas Telekomunikasyon ASb	169,100	499,439
Turk Telekomunikasyon ASb	2,984,882	9,138,067
Turkcell Iletisim Hizmetleri ASa	4,751,805	24,945,082

		34,582,588
TEXTILES — 0.06%
Polyester Sanayi ASa,b	688,326	263,409

		263,409
TRANSPORTATION — 0.05%
Celebi Hava Servisi AS	38,804	197,042

		197,042

TOTAL COMMON STOCKS
(Cost: $612,628,101)		435,651,172

SHORT-TERM INVESTMENTS — 5.20%

MONEY MARKET FUNDS — 5.20%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%c,[d,e]	21,256,153	21,256,153
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%c,[d,e]	1,349,750	1,349,750
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	73,078	73,078

		22,678,981

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,678,981)		22,678,981

Value

TOTAL INVESTMENTS IN SECURITIES — 105.10%
(Cost: $635,307,082)	$458,330,153
Other Assets, Less Liabilities — (5.10)%	(22,254,107)

NET ASSETS — 100.00%	$436,076,046

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.76%

ADVERTISING — 0.15%
Interpublic Group of Companies Inc. (The)	5,031	$79,088
Omnicom Group Inc.	3,022	183,284

		262,372
AEROSPACE & DEFENSE — 1.89%
Boeing Co. (The)	8,431	876,150
General Dynamics Corp.	3,533	294,122
L-3 Communications Holdings Inc.	1,042	94,124
Lockheed Martin Corp.	3,202	391,989
Northrop Grumman Corp.	2,624	242,116
Raytheon Co.	3,793	286,030
Rockwell Collins Inc.	1,505	106,509
TransDigm Group Inc.	586	80,282
United Technologies Corp.	10,215	1,022,521

		3,393,843
AGRICULTURE — 1.76%
Altria Group Inc.	23,467	795,062
Archer-Daniels-Midland Co.	7,675	270,237
Bunge Ltd.[a]	1,706	129,281
Lorillard Inc.	4,411	186,585
Philip Morris International Inc.	19,122	1,595,539
Reynolds American Inc.	3,836	182,709

		3,159,413
AIRLINES — 0.06%
Delta Air Lines Inc.	2,476	48,851
Southwest Airlines Co.	2,150	27,542
United Continental Holdings Inc.[b]	963	27,407

		103,800
APPAREL — 0.69%
Coach Inc.	3,307	174,643
Michael Kors Holdings Ltd.[b]	2,253	166,925
Nike Inc. Class B	8,380	526,431
Ralph Lauren Corp.	708	117,110
Under Armour Inc. Class Aa,b	921	66,901
VF Corp.	1,027	192,265

		1,244,275
AUTO MANUFACTURERS — 0.77%
Ford Motor Co.	42,879	694,211
General Motors Co.[b]	8,850	301,608
PACCAR Inc.	4,118	220,766
Tesla Motors Inc.[b]	972	164,268

		1,380,853

Security	Shares	Value

AUTO PARTS & EQUIPMENT — 0.46%
Autoliv Inc.	1,113	$90,130
BorgWarner Inc.	1,360	131,349
Delphi Automotive PLC	3,452	189,929
Johnson Controls Inc.	8,045	326,064
TRW Automotive Holdings Corp.[b]	1,368	94,488

		831,960
BANKS — 7.39%
Bank of America Corp.	126,046	1,779,770
Bank of New York Mellon Corp. (The)	13,517	401,996
BB&T Corp.	8,244	279,966
Capital One Financial Corp.	6,819	440,166
CIT Group Inc.[b]	2,226	106,559
Citigroup Inc.	35,587	1,719,920
Comerica Inc.	2,147	87,683
Fifth Third Bancorp	10,185	186,284
First Republic Bank	1,065	47,158
Goldman Sachs Group Inc. (The)	5,092	774,646
J.P. Morgan Chase & Co.	44,193	2,233,072
KeyCorp	10,629	124,040
M&T Bank Corp.[a]	1,369	155,162
Morgan Stanley	17,227	443,768
Northern Trust Corp.	2,651	145,460
PNC Financial Services Group Inc. (The)[c]	6,204	448,363
Regions Financial Corp.	16,478	154,893
State Street Corp.	5,316	354,684
SunTrust Banks Inc.	6,285	201,246
U.S. Bancorp	21,624	781,275
Wells Fargo & Co.	58,842	2,417,229

		13,283,340
BEVERAGES — 2.26%
Beam Inc.	1,716	107,507
Brown-Forman Corp. Class B NVS	1,427	95,595
Coca-Cola Co. (The)	46,910	1,791,024
Coca-Cola Enterprises Inc.	3,056	114,294
Constellation Brands Inc. Class Ab	1,906	103,401
Dr Pepper Snapple Group Inc.	2,421	108,364
Green Mountain Coffee Roasters Inc.[a,b]	1,503	129,724
Molson Coors Brewing Co. Class B NVS	1,741	84,943
Monster Beverage Corp.[b]	1,635	93,833
PepsiCo Inc.	18,086	1,441,997

		4,070,682

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2013

Security	Shares	Value

BIOTECHNOLOGY — 2.35%
Alexion Pharmaceuticals Inc.[b]	2,291	$246,878
Amgen Inc.	8,773	955,731
Biogen Idec Inc.[b]	2,777	591,557
Celgene Corp.[a,b]	4,875	682,402
Gilead Sciences Inc.[b]	17,841	1,075,277
Illumina Inc.[b]	1,476	114,892
Life Technologies Corp.[b]	2,039	151,722
Regeneron Pharmaceuticals Inc.[b]	897	217,352
Vertex Pharmaceuticals Inc.[b]	2,608	195,991

		4,231,802
BUILDING MATERIALS — 0.11%
Martin Marietta Materials Inc.	533	51,195
Masco Corp.	4,194	79,350
Vulcan Materials Co.	1,512	72,274

		202,819
CHEMICALS — 2.51%
Air Products and Chemicals Inc.	2,449	250,141
Airgas Inc.	769	78,169
Albemarle Corp.	1,039	64,802
Ashland Inc.	881	76,832
Celanese Corp. Series A	1,858	91,488
CF Industries Holdings Inc.	693	131,906
Dow Chemical Co. (The)	14,153	529,322
E.I. du Pont de Nemours and Co.	10,761	609,288
Eastman Chemical Co.	1,832	139,232
Ecolab Inc.	3,120	285,012
FMC Corp.	1,604	106,842
International Flavors & Fragrances Inc.	948	74,901
LyondellBasell Industries NV Class A	5,071	355,731
Monsanto Co.	6,231	609,953
Mosaic Co. (The)	3,461	144,151
PPG Industries Inc.	1,681	262,589
Praxair Inc.	3,465	406,791
Sherwin-Williams Co. (The)	1,022	176,193
Sigma-Aldrich Corp.	1,405	115,870

		4,509,213
COAL — 0.08%
CONSOL Energy Inc.	2,655	82,916
Peabody Energy Corp.	3,131	53,853

		136,769
COMMERCIAL SERVICES — 1.54%
ADT Corp. (The)	2,427	96,667
Alliance Data Systems Corp.[a,b]	568	111,158

Security	Shares	Value

Automatic Data Processing Inc.	5,697	$405,398
Cintas Corp.	1,217	58,124
Equifax Inc.	1,397	82,549
H&R Block Inc.	3,160	88,196
Hertz Global Holdings Inc.[b]	4,661	112,004
Iron Mountain Inc.	1,655	42,699
Manpowergroup Inc.	915	59,338
MasterCard Inc. Class A	1,229	744,872
McGraw Hill Financial Inc.	3,043	177,620
Moody’s Corp.	2,339	148,667
Paychex Inc.	3,810	147,371
Quanta Services Inc.[b]	2,434	63,625
Robert Half International Inc.	1,653	58,301
SAIC Inc.	3,405	51,313
SEI Investments Co.	1,721	51,217
Total System Services Inc.	1,997	55,257
Verisk Analytics Inc. Class Ab	1,764	109,686
Western Union Co.	6,446	112,998

		2,777,060
COMPUTERS — 5.98%
Accenture PLC Class A	7,606	549,534
Apple Inc.	10,976	5,345,861
Cognizant Technology Solutions Corp. Class Ab	3,542	259,629
Computer Sciences Corp.	1,753	87,913
Dell Inc.	17,477	240,658
EMC Corp.	24,566	633,311
Hewlett-Packard Co.	22,703	507,185
IHS Inc. Class Aa,b	694	74,362
International Business Machines Corp.	12,316	2,244,837
NetApp Inc.	4,175	173,430
SanDisk Corp.	2,877	158,753
Seagate Technology PLC	3,759	144,045
Synopsys Inc.[a,b]	1,832	66,428
Teradata Corp.[b]	1,909	111,791
Western Digital Corp.	2,486	154,132

		10,751,869
COSMETICS & PERSONAL CARE — 1.90%
Avon Products Inc.	5,035	99,542
Colgate-Palmolive Co.	10,937	631,830
Estee Lauder Companies Inc. (The) Class A	2,813	183,858
Procter & Gamble Co. (The)	32,052	2,496,530

		3,411,760

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2013

Security	Shares	Value

DISTRIBUTION & WHOLESALE — 0.38%
Arrow Electronics Inc.[a,b]	1,234	$57,282
Fastenal Co.	3,280	144,287
Fossil Group Inc.[a,b]	625	72,588
Genuine Parts Co.	1,811	139,465
LKQ Corp.[b]	3,465	101,317
W.W. Grainger Inc.	691	170,919

		685,858
DIVERSIFIED FINANCIAL SERVICES — 2.60%
Affiliated Managers Group Inc.[a,b]	622	108,427
American Express Co.	11,560	831,280
Ameriprise Financial Inc.	2,355	202,883
BlackRock Inc.[c]	1,575	410,004
Charles Schwab Corp. (The)	13,548	282,882
CME Group Inc.	3,733	265,454
Discover Financial Services	5,706	269,608
Eaton Vance Corp. NVS	1,418	54,664
Franklin Resources Inc.	4,830	222,953
IntercontinentalExchange Inc.[a,b]	845	151,889
Invesco Ltd.	5,178	157,204
Legg Mason Inc.	1,292	42,016
NASDAQ OMX Group Inc. (The)	1,336	39,893
NYSE Euronext Inc.	2,835	118,503
Raymond James Financial Inc.	1,465	61,281
SLM Corp.	5,189	124,484
T. Rowe Price Group Inc.	3,019	211,753
TD Ameritrade Holding Corp.	2,543	65,279
Visa Inc. Class A	6,056	1,056,287

		4,676,744
ELECTRIC — 2.82%
AES Corp. (The)	7,369	93,660
Alliant Energy Corp.	1,296	64,295
Ameren Corp.	2,831	95,716
American Electric Power Co. Inc.	5,723	244,944
Calpine Corp.[b]	4,268	82,500
CMS Energy Corp.	3,089	81,951
Consolidated Edison Inc.	3,410	191,744
Dominion Resources Inc.	6,749	393,804
DTE Energy Co.	2,054	137,351
Duke Energy Corp.	8,262	541,987
Edison International	3,605	165,433
Entergy Corp.	2,069	130,823
Exelon Corp.	10,051	306,455
FirstEnergy Corp.	4,877	182,741
Integrys Energy Group Inc.	913	51,055

Security	Shares	Value

MDU Resources Group Inc.	2,085	$55,670
NextEra Energy Inc.	4,973	399,630
Northeast Utilities	3,661	149,991
NRG Energy Inc.	3,758	98,648
OGE Energy Corp.	2,300	80,983
Pepco Holdings Inc.	2,924	55,381
PG&E Corp.	5,186	214,493
Pinnacle West Capital Corp.	1,282	69,574
PPL Corp.	6,937	212,966
Public Service Enterprise Group Inc.	5,899	191,246
SCANA Corp.	1,557	74,923
Southern Co. (The)	10,176	423,525
Wisconsin Energy Corp.	2,680	109,987
Xcel Energy Inc.	5,826	162,662

		5,064,138
ELECTRICAL COMPONENTS & EQUIPMENT — 0.39%
AMETEK Inc.	2,834	121,635
Emerson Electric Co.	8,382	506,021
Energizer Holdings Inc.	721	71,257

		698,913
ELECTRONICS — 1.27%
Agilent Technologies Inc.	3,998	186,467
Amphenol Corp. Class A	1,867	141,463
Avnet Inc.[b]	1,602	61,773
Flextronics International Ltd.[b]	7,302	65,572
FLIR Systems Inc.	1,633	51,080
Garmin Ltd.	1,361	55,488
Honeywell International Inc.	8,744	695,760
Sensata Technologies Holding NVb	1,530	57,038
TE Connectivity Ltd.	4,855	237,895
Thermo Fisher Scientific Inc.	4,201	373,175
Trimble Navigation Ltd.[a,b]	3,063	77,341
Tyco International Ltd.	5,427	179,308
Waters Corp.[a,b]	1,014	100,234

		2,282,594
ENGINEERING & CONSTRUCTION — 0.14%
Fluor Corp.	1,893	120,073
Jacobs Engineering Group Inc.[b]	1,517	88,411
KBR Inc.	1,721	51,389

		259,873
ENTERTAINMENT — 0.03%
International Game Technology	3,099	58,540

		58,540

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2013

Security	Shares	Value

ENVIRONMENTAL CONTROL — 0.24%
Republic Services Inc.	3,372	$109,624
Stericycle Inc.[b]	1,003	112,897
Waste Management Inc.	5,207	210,571

		433,092
FOOD — 1.71%
Campbell Soup Co.	2,383	102,898
ConAgra Foods Inc.	4,852	164,095
General Mills Inc.	7,517	370,739
Hershey Co. (The)	1,803	165,786
Hormel Foods Corp.	1,689	69,975
J.M. Smucker Co. (The)	1,238	131,401
Kellogg Co.	3,023	183,526
Kraft Foods Group Inc.	6,966	360,630
Kroger Co. (The)	5,774	211,328
McCormick & Co. Inc. NVS	1,402	94,845
Mondelez International Inc. Class A	19,854	608,922
Safeway Inc.	2,790	72,261
Sysco Corp.	6,950	222,539
Tyson Foods Inc. Class A	3,366	97,446
Whole Foods Market Inc.	4,106	216,592

		3,072,983
FOREST PRODUCTS & PAPER — 0.17%
International Paper Co.	4,929	232,698
MeadWestvaco Corp.	2,038	73,062

		305,760
GAS — 0.25%
CenterPoint Energy Inc.	4,730	108,459
NiSource Inc.	3,711	108,584
Sempra Energy	2,715	229,200

		446,243
HAND & MACHINE TOOLS — 0.08%
Stanley Black & Decker Inc.	1,803	153,724

		153,724
HEALTH CARE — PRODUCTS — 1.79%
Baxter International Inc.	6,349	441,637
Becton, Dickinson and Co.	2,287	222,708
Boston Scientific Corp.[b]	15,686	165,958
C.R. Bard Inc.	885	101,660
CareFusion Corp.[b]	2,584	92,636
Covidien PLC	5,520	327,888
Edwards Lifesciences Corp.[a,b]	1,301	91,564
Henry Schein Inc.[a,b]	1,025	103,576
Hologic Inc.[a,b]	3,116	66,495

Security	Shares	Value

Hospira Inc.[a,b]	1,927	$75,211
Intuitive Surgical Inc.[b]	468	180,891
Medtronic Inc.	11,887	615,152
ResMed Inc.[a]	1,665	78,655
St. Jude Medical Inc.	3,348	168,773
Stryker Corp.	3,548	237,326
Varian Medical Systems Inc.[a,b]	1,269	89,401
Zimmer Holdings Inc.	1,967	155,570

		3,215,101
HEALTH CARE — SERVICES — 1.29%
Aetna Inc.	4,448	281,959
Cigna Corp.	3,335	262,431
DaVita HealthCare Partners Inc.[b]	1,041	111,918
HCA Holdings Inc.	3,177	121,330
Humana Inc.	1,844	169,795
Laboratory Corp. of America Holdings[b]	1,096	104,909
Quest Diagnostics Inc.	1,852	108,564
UnitedHealth Group Inc.	11,908	854,280
WellPoint Inc.	3,506	298,501

		2,313,687
HOLDING COMPANIES — DIVERSIFIED — 0.05%
Leucadia National Corp.	3,614	90,097

		90,097
HOME BUILDERS — 0.13%
D.R. Horton Inc.	3,433	61,279
Lennar Corp. Class Aa	1,858	59,103
PulteGroup Inc.	4,022	61,898
Toll Brothers Inc.[b]	1,875	57,394

		239,674
HOME FURNISHINGS — 0.07%
Whirlpool Corp.	931	119,773

		119,773
HOUSEHOLD PRODUCTS & WARES — 0.38%
Avery Dennison Corp.	1,158	49,516
Church & Dwight Co. Inc.	1,629	96,681
Clorox Co. (The)	1,529	126,449
Kimberly-Clark Corp.	4,496	420,286

		692,932
HOUSEWARES — 0.05%
Newell Rubbermaid Inc.	3,354	84,856

		84,856
INSURANCE — 3.80%
ACE Ltd.	3,997	350,617
Aflac Inc.	5,469	316,054

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2013

Security	Shares	Value

Alleghany Corp.[b]	198	$76,644
Allstate Corp. (The)	5,477	262,458
American International Group Inc.[b]	16,383	761,154
Aon PLC	3,446	228,745
Arch Capital Group Ltd.[b]	1,526	81,351
Assurant Inc.	918	48,691
Axis Capital Holdings Ltd.	1,215	52,233
Berkshire Hathaway Inc. Class Bb	12,538	1,394,476
Chubb Corp. (The)	3,018	251,007
Cincinnati Financial Corp.	1,804	82,407
Everest Re Group Ltd.	582	79,705
Fidelity National Financial Inc. Class A	2,542	60,271
Hartford Financial Services Group Inc. (The)	5,076	150,250
Lincoln National Corp.	3,126	131,417
Loews Corp.	3,885	172,727
Marsh & McLennan Companies Inc.	6,416	264,532
MetLife Inc.	10,895	503,240
PartnerRe Ltd.	610	53,161
Principal Financial Group Inc.	3,426	140,192
Progressive Corp. (The)	6,700	167,969
Prudential Financial Inc.	5,425	406,224
RenaissanceRe Holdings Ltd.	513	44,836
Torchmark Corp.	1,064	73,299
Travelers Companies Inc. (The)	4,397	351,320
Unum Group	3,086	91,130
W.R. Berkley Corp.	1,344	55,265
Willis Group Holdings PLC	1,919	79,216
XL Group PLC	3,383	100,001

		6,830,592
INTERNET — 4.17%
Amazon.com Inc.[b]	4,260	1,196,975
eBay Inc.[b]	13,692	684,463
Equinix Inc.[b]	588	102,159
Expedia Inc.	1,294	60,507
F5 Networks Inc.[b]	921	76,793
Facebook Inc. Class Ab	19,444	802,648
Google Inc. Class Ab	3,170	2,684,673
Liberty Interactive Corp. Series Ab	5,850	132,093
LinkedIn Corp. Class Ab	1,073	257,563
Netflix Inc.[a,b]	589	167,223
Priceline.com Inc.[b]	605	567,811
Rackspace Hosting Inc.[a,b]	1,369	61,358
Symantec Corp.	8,203	210,079
TripAdvisor Inc.[a,b]	1,364	100,895

Security	Shares	Value

VeriSign Inc.[b]	1,740	$83,503
Yahoo! Inc.[b]	11,389	308,870

		7,497,613
IRON & STEEL — 0.09%
Nucor Corp.	3,700	168,313

		168,313
LEISURE TIME — 0.26%
Carnival Corp.	4,479	161,647
Harley-Davidson Inc.	2,639	158,287
Polaris Industries Inc.	770	84,092
Royal Caribbean Cruises Ltd.	1,800	66,042

		470,068
LODGING — 0.47%
Las Vegas Sands Corp.	4,853	273,467
Marriott International Inc. Class A	2,869	114,731
MGM Resorts International[b]	4,580	81,020
Starwood Hotels & Resorts Worldwide Inc.	2,281	145,847
Wyndham Worldwide Corp.	1,572	93,314
Wynn Resorts Ltd.	958	135,116

		843,495
MACHINERY — 1.02%
AGCO Corp.	1,130	63,913
Caterpillar Inc.	7,697	635,310
Cummins Inc.	2,108	259,705
Deere & Co.	4,295	359,234
Flowserve Corp.	1,675	93,448
Joy Global Inc.	1,233	60,565
Rockwell Automation Inc.	1,625	157,999
Roper Industries Inc.	1,170	144,729
Xylem Inc.	2,164	53,624

		1,828,527
MANUFACTURING — 3.22%
3M Co.	7,683	872,635
Danaher Corp.	6,906	452,481
Dover Corp.	1,997	169,845
Eaton Corp. PLC	5,540	350,793
General Electric Co.	120,901	2,797,649
Illinois Tool Works Inc.	4,998	357,207
Ingersoll-Rand PLC	3,501	207,049
Leggett & Platt Inc.	1,646	47,602
Pall Corp.	1,325	91,610
Parker Hannifin Corp.	1,739	173,813
Pentair Ltd. Registered	2,379	143,002

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2013

Security	Shares	Value

SPX Corp.	492	$36,428
Textron Inc.	3,269	88,067

		5,788,181
MEDIA — 3.68%
Cablevision NY Group Class A	2,187	38,776
CBS Corp. Class B NVS	6,687	341,706
Charter Communications Inc. Class Aa,b	708	85,965
Comcast Corp. Class A	24,908	1,048,378
Comcast Corp. Class A Special NVS	5,779	235,436
DIRECTV[a,b]	6,202	360,832
Discovery Communications Inc. Series Aa,b	1,693	131,224
Discovery Communications Inc. Series C NVS[b]	1,093	77,789
DISH Network Corp. Class A	2,548	114,558
Liberty Global PLC Series Ab	2,357	183,092
Liberty Global PLC Series C NVS[b]	1,822	133,972
Liberty Media Corp.[b]	1,102	150,401
News Corp. Class A NVS[b]	4,445	69,787
Nielsen Holdings NV	2,627	90,631
Scripps Networks Interactive Inc. Class A	969	71,251
Sirius XM Radio Inc.	37,280	133,462
Time Warner Cable Inc.	3,401	365,097
Time Warner Inc.	10,879	658,506
Twenty-First Century Fox Inc. Class A	17,723	555,262
Twenty-First Century Fox Inc. Class B	5,118	160,654
Viacom Inc. Class B NVS	5,070	403,369
Walt Disney Co. (The)	20,010	1,217,208

		6,627,356
METAL FABRICATE & HARDWARE — 0.20%
Precision Castparts Corp.	1,712	361,643

		361,643
MINING — 0.26%
Alcoa Inc.	12,441	95,796
Freeport-McMoRan Copper & Gold Inc.	12,180	368,079

		463,875
OFFICE & BUSINESS EQUIPMENT — 0.07%
Xerox Corp.	13,525	134,980

		134,980
OIL & GAS — 8.31%
Anadarko Petroleum Corp.	5,855	535,264
Apache Corp.	4,605	394,556

Security	Shares	Value

Cabot Oil & Gas Corp.	4,902	$191,815
Cheniere Energy Inc.[b]	2,406	67,344
Chesapeake Energy Corp.	6,212	160,332
Chevron Corp.	22,676	2,730,871
Cimarex Energy Co.	1,010	84,648
Cobalt International Energy Inc.[a,b]	3,351	81,764
Concho Resources Inc.[a,b]	1,223	118,032
ConocoPhillips	13,588	900,884
Continental Resources Inc.[b]	537	49,544
Denbury Resources Inc.[b]	4,340	75,039
Devon Energy Corp.	4,538	259,075
Diamond Offshore Drilling Inc.	811	51,928
Energen Corp.	839	55,634
Ensco PLC Class A	2,711	150,623
EOG Resources Inc.	3,179	499,262
EQT Corp.	1,778	152,410
Exxon Mobil Corp.	51,990	4,531,448
Helmerich & Payne Inc.	1,232	77,665
Hess Corp.	3,622	271,107
HollyFrontier Corp.	2,249	100,036
Marathon Oil Corp.	8,324	286,595
Marathon Petroleum Corp.	3,796	275,248
Murphy Oil Corp.	2,103	141,784
Nabors Industries Ltd.	3,384	52,114
Noble Corp.	2,947	109,628
Noble Energy Inc.	4,200	258,006
Occidental Petroleum Corp.	9,409	829,968
Phillips 66	6,869	392,220
Pioneer Natural Resources Co.	1,599	279,777
QEP Resources Inc.	2,073	56,634
Range Resources Corp.	1,899	142,387
Rowan Companies PLC Class Ab	1,446	51,217
Southwestern Energy Co.[a,b]	4,084	156,009
Tesoro Corp.	1,605	73,975
Valero Energy Corp.	6,367	226,220
Whiting Petroleum Corp.[b]	1,426	71,970

		14,943,033
OIL & GAS SERVICES — 1.68%
Baker Hughes Inc.	5,187	241,144
Cameron International Corp.[b]	2,926	166,168
Core Laboratories NV	541	81,967
FMC Technologies Inc.[b]	2,770	148,555
Halliburton Co.	9,872	473,856
National Oilwell Varco Inc.	5,021	373,060
Oceaneering International Inc.	1,255	97,363

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2013

Security	Shares	Value

Schlumberger Ltd.	15,568	$1,260,074
Superior Energy Services Inc.[b]	1,838	45,141
Weatherford International Ltd.[b]	8,844	131,864

		3,019,192
PACKAGING & CONTAINERS — 0.19%
Ball Corp.	1,626	72,227
Crown Holdings Inc.[b]	1,676	72,839
Owens-Illinois Inc.[b]	1,823	51,755
Rock-Tenn Co. Class A	827	91,888
Sealed Air Corp.	2,153	61,145

		349,854
PHARMACEUTICALS — 6.98%
Abbott Laboratories	18,224	607,406
AbbVie Inc.	18,531	789,606
Actavis Inc.[a,b]	1,561	211,016
Allergan Inc.	3,465	306,237
AmerisourceBergen Corp.	2,728	155,278
BioMarin Pharmaceutical Inc.[a,b]	1,631	106,782
Bristol-Myers Squibb Co.	19,214	801,032
Cardinal Health Inc.	4,022	202,226
DENTSPLY International Inc.	1,653	69,409
Eli Lilly and Co.	11,873	610,272
Express Scripts Holding Co.[b]	9,606	613,631
Forest Laboratories Inc.[b]	2,783	118,361
Herbalife Ltd.	1,017	62,047
Johnson & Johnson	32,848	2,838,396
McKesson Corp.	2,649	321,615
Mead Johnson Nutrition Co. Class A	2,365	177,446
Merck & Co. Inc.	35,298	1,669,242
Mylan Inc.[b]	4,453	157,369
Omnicare Inc.	1,216	66,114
Onyx Pharmaceuticals Inc.[b]	864	106,773
Patterson Companies Inc.	1,016	40,518
Perrigo Co.	1,038	126,169
Pfizer Inc.	76,758	2,165,343
Warner Chilcott PLC Class A	2,479	53,175
Zoetis Inc.	5,854	170,644

		12,546,107
PIPELINES — 0.59%
Kinder Morgan Inc.	7,847	297,637
Kinder Morgan Management LLC[a,b]	1,243	99,241
ONEOK Inc.	2,389	122,890
Spectra Energy Corp.	7,876	260,775
Williams Companies Inc. (The)	7,951	288,144

		1,068,687

Security	Shares	Value

REAL ESTATE — 0.08%
CBRE Group Inc. Class Aa,b	3,266	$71,427
Realogy Holdings Corp.[a,b]	1,699	71,919

		143,346
REAL ESTATE INVESTMENT TRUSTS — 2.40%
American Capital Agency Corp.	4,663	106,130
American Tower Corp.	4,649	323,059
Annaly Capital Management Inc.	11,018	128,580
AvalonBay Communities Inc.	1,432	177,425
Boston Properties Inc.	1,786	183,065
Camden Property Trust	984	60,801
Digital Realty Trust Inc.[a]	1,484	82,510
Duke Realty Corp.	3,842	56,055
Equity Residential[a]	3,987	206,885
Federal Realty Investment Trust	781	75,999
General Growth Properties Inc.	5,670	108,751
HCP Inc.	5,345	217,702
Health Care REIT Inc.[a]	3,275	201,216
Host Hotels & Resorts Inc.[a]	8,735	148,757
Kimco Realty Corp.	4,755	95,243
Liberty Property Trust	1,665	57,609
Macerich Co. (The)	1,596	89,823
Plum Creek Timber Co. Inc.[a]	1,880	83,303
Prologis Inc.	5,835	205,625
Public Storage	1,703	259,997
Rayonier Inc.	1,490	82,308
Realty Income Corp.	2,039	80,541
Regency Centers Corp.	1,051	49,975
Simon Property Group Inc.	3,633	529,074
SL Green Realty Corp.	962	83,877
UDR Inc.	2,916	65,872
Ventas Inc.	3,394	211,310
Vornado Realty Trust	1,989	161,706
Weyerhaeuser Co.	6,730	184,267

		4,317,465
RETAIL — 6.37%
Advance Auto Parts Inc.	852	68,220
AutoZone Inc.[b]	420	176,375
Bed Bath & Beyond Inc.[b]	2,571	189,586
Best Buy Co. Inc.	3,217	115,812
CarMax Inc.[b]	2,603	123,799
Chipotle Mexican Grill Inc.[b]	361	147,349
Costco Wholesale Corp.	5,106	571,208
CVS Caremark Corp.	14,315	830,986
Darden Restaurants Inc.	1,502	69,407

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2013

Security	Shares	Value

Dick’s Sporting Goods Inc.	1,202	$55,785
Dollar General Corp.[b]	3,665	197,800
Dollar Tree Inc.[b]	2,592	136,598
Family Dollar Stores Inc.	1,219	86,781
GameStop Corp. Class A	1,411	70,846
Gap Inc. (The)	3,534	142,915
Home Depot Inc. (The)	17,079	1,272,215
J.C. Penney Co. Inc.[a,b]	2,346	29,278
Kohl’s Corp.	2,464	126,428
L Brands Inc.	2,857	163,878
Lowe’s Companies Inc.	12,725	583,059
Lululemon Athletica Inc.[a,b]	1,180	83,591
Macy’s Inc.	4,484	199,224
McDonald’s Corp.	11,729	1,106,748
Nordstrom Inc.	1,820	101,429
O’Reilly Automotive Inc.[b]	1,298	159,278
PetSmart Inc.	1,146	80,713
PVH Corp.	962	123,857
Ross Stores Inc.	2,568	172,724
Sears Holdings Corp.[a,b]	432	19,112
Staples Inc.	7,855	109,263
Starbucks Corp.	8,777	618,954
Target Corp.	7,126	451,147
Tiffany & Co.	1,484	114,431
TJX Companies Inc. (The)	8,414	443,586
Tractor Supply Co.	820	100,343
Ulta Salon, Cosmetics & Fragrance Inc.[b]	707	70,163
Urban Outfitters Inc.[b]	1,358	56,941
Wal-Mart Stores Inc.	19,232	1,403,551
Walgreen Co.	10,535	506,417
Yum! Brands Inc.	5,261	368,375

		11,448,172
SAVINGS & LOANS — 0.10%
Hudson City Bancorp Inc.	5,539	50,904
New York Community Bancorp Inc.	5,117	74,964
People’s United Financial Inc.	3,820	54,320

		180,188
SEMICONDUCTORS — 2.75%
Altera Corp.	3,740	131,536
Analog Devices Inc.	3,586	165,960
Applied Materials Inc.	14,164	212,602
Avago Technologies Ltd.	2,861	110,177
Broadcom Corp. Class A	6,056	152,974
Cree Inc.[b]	1,360	75,466

Security	Shares	Value

Intel Corp.	58,141	$1,277,939
KLA-Tencor Corp.	1,941	107,046
Lam Research Corp.[b]	1,892	88,300
Linear Technology Corp.	2,772	106,251
LSI Corp.[b]	6,449	47,787
Marvell Technology Group Ltd.	4,638	56,166
Maxim Integrated Products Inc.	3,396	94,562
Microchip Technology Inc.	2,344	90,971
Micron Technology Inc.[b]	12,087	164,020
NVIDIA Corp.	6,749	99,548
QUALCOMM Inc.	20,209	1,339,452
Texas Instruments Inc.	13,013	497,097
Xilinx Inc.	3,112	135,123

		4,952,977
SOFTWARE — 3.81%
Activision Blizzard Inc.	5,189	84,684
Adobe Systems Inc.[b]	5,607	256,520
Akamai Technologies Inc.[b]	2,067	95,041
ANSYS Inc.[b]	1,083	90,950
Autodesk Inc.[b]	2,646	97,241
BMC Software Inc.[b]	1,498	68,908
CA Inc.	3,750	109,688
Cerner Corp.[b]	3,613	166,415
Citrix Systems Inc.[b]	2,174	153,854
Dun & Bradstreet Corp. (The)	478	47,551
Electronic Arts Inc.[b]	3,498	93,187
Fidelity National Information Services Inc.	3,439	152,898
Fiserv Inc.[b]	1,554	149,604
Intuit Inc.	3,325	211,237
Microsoft Corp.	92,763	3,098,284
Nuance Communications Inc.[b]	2,917	55,686
Oracle Corp.	44,061	1,403,783
Red Hat Inc.[b]	2,193	110,790
Salesforce.com Inc.[a,b]	6,561	322,342
VMware Inc. Class Ab	974	81,962

		6,850,625
TELECOMMUNICATIONS — 3.67%
AT&T Inc.	62,904	2,128,042
CenturyLink Inc.	7,118	235,748
Cisco Systems Inc.	62,505	1,456,992
Corning Inc.	17,228	241,881
Crown Castle International Corp.[b]	3,454	239,777
Frontier Communications Corp.[a]	11,638	50,393
Harris Corp.	1,270	71,920

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ETF

August 31, 2013

Security	Shares	Value

Juniper Networks Inc.[b]	5,853	$110,622
Level 3 Communications Inc.[a,b]	1,775	39,689
Motorola Solutions Inc.	2,882	161,421
SBA Communications Corp. Class Ab	1,511	113,325
Sprint Corp.[b]	11,109	74,541
T-Mobile US Inc.[b]	1,644	38,387
Verizon Communications Inc.	33,461	1,585,382
Windstream Corp.	6,854	55,312

		6,603,432
TEXTILES — 0.05%
Mohawk Industries Inc.[a,b]	723	84,945

		84,945
TOYS, GAMES & HOBBIES — 0.13%
Hasbro Inc.	1,360	61,989
Mattel Inc.	4,072	164,916

		226,905
TRANSPORTATION — 1.62%
C.H. Robinson Worldwide Inc.	1,876	106,688
CSX Corp.	11,997	295,246
Expeditors International of Washington Inc.	2,437	98,845
FedEx Corp.	3,523	378,229
J.B. Hunt Transport Services Inc.	1,104	79,488
Kansas City Southern Industries Inc.	1,286	135,570
Norfolk Southern Corp.	3,682	265,693
Union Pacific Corp.	5,457	837,868
United Parcel Service Inc. Class B	8,472	725,034

		2,922,661
WATER — 0.05%
American Water Works Co. Inc.	2,059	83,884

		83,884

TOTAL COMMON STOCKS
(Cost: $145,889,785)		179,402,528

SHORT-TERM INVESTMENTS — 1.53%

MONEY MARKET FUNDS — 1.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	2,401,494	2,401,494
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	152,493	152,493

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	185,431	$185,431

		2,739,418

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,739,418)		2,739,418

TOTAL INVESTMENTS IN SECURITIES — 101.29%
(Cost: $148,629,203)		182,141,946

SHORT POSITIONS[f] — (0.01)%

COMMON STOCKS — (0.01)%
Murphy USA Inc.[b]	(525)	(19,399)

		(19,399)

TOTAL SHORT POSITIONS
(Proceeds: $19,406)		(19,399)
Other Assets, Less Liabilities — (1.28)%		(2,292,377)

NET ASSETS — 100.00%		$179,830,170

NVS  —  Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.
[f]	See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2013

	iShares MSCI Brazil Capped ETF	iShares MSCI Canada ETF	iShares MSCI Chile Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,847,597,502	$3,928,770,878	$317,365,842
Affiliated (Note 2)	8,754,616	36,504,283	461,635

Total cost of investments	$3,856,352,118	$3,965,275,161	$317,827,477

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,945,887,326	$3,416,307,222	$364,577,318
Affiliated (Note 2)	8,754,616	36,504,283	461,635

Total fair value of investments	4,954,641,942	3,452,811,505	365,038,953
Foreign currency, at value[b]	38,496,664	10,411,704	—
Foreign currency pledged to broker, at value[b]	—	1,298,344	—
Receivables:
Investment securities sold	16,452,995	5,881,165	13,100,694
Dividends and interest	20,170,164	5,597,725	100,002
Capital shares sold	46,755,279	56,811	—
Futures variation margin	—	419,608	—

Total Assets	5,076,517,044	3,476,476,862	378,239,649

LIABILITIES
Payables:
Investment securities purchased	69,814,941	11,227,320	8,366,985
Collateral for securities on loan (Note 5)	—	35,561,866	—
Capital shares redeemed	—	—	4,774,254
Deposit for capital contribution	20,364,647	—	—
Investment advisory fees (Note 2)	2,707,122	1,464,422	208,794

Total Liabilities	92,886,710	48,253,608	13,350,033

NET ASSETS	$4,983,630,334	$3,428,223,254	$364,889,616

Net assets consist of:
Paid-in capital	$5,678,919,320	$4,260,003,375	$428,263,237
Undistributed (distributions in excess of) net investment income	(11,312,557)	5,407,684	—
Accumulated net realized loss	(1,779,520,646)	(324,896,765)	(110,582,504)
Net unrealized appreciation (depreciation)	1,095,544,217	(512,291,040)	47,208,883

NET ASSETS	$4,983,630,334	$3,428,223,254	$364,889,616

Shares outstanding[c]	117,200,000	125,400,000	7,650,000

Net asset value per share	$42.52	$27.34	$47.70

[a]	Securities on loan with values of $ —, $33,466,014 and $ —, respectively. See Note 5.
[b]	Cost of foreign currency including currency pledged to broker, if any: $38,496,664, $11,910,345 and $ —, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 340.2 million and 200 million, respectively.

See notes to financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI Colombia Capped ETF	iShares MSCI Israel Capped ETF	iShares MSCI Mexico Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$17,750,941	$91,489,926	$2,560,441,817
Affiliated (Note 2)	16,889	1,086,120	119,278,387

Total cost of investments	$17,767,830	$92,576,046	$2,679,720,204

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$18,125,882	$70,361,894	$2,208,086,297
Affiliated (Note 2)	16,889	1,086,120	105,002,134

Total fair value of investments	18,142,771	71,448,014	2,313,088,431
Foreign currency, at value[b]	7,290	74,962	4,882,800
Receivables:
Investment securities sold	364,909	2,495,863	143,733,053
Dividends and interest	3,565	227,537	693,380

Total Assets	18,518,535	74,246,376	2,462,397,664

LIABILITIES
Payables:
Investment securities purchased	321,016	2,408,446	150,994,989
Collateral for securities on loan (Note 5)	—	1,082,302	93,317,351
Capital shares redeemed	—	5,572	35,405
Investment advisory fees (Note 2)	9,558	40,271	997,723

Total Liabilities	330,574	3,536,591	245,345,468

NET ASSETS	$18,187,961	$70,709,785	$2,217,052,196

Net assets consist of:
Paid-in capital	$17,835,537	$125,211,746	$2,758,264,847
Undistributed (distributions in excess of) net investment income	15,989	(114,132)	4,231,855
Accumulated net realized loss	(36,917)	(33,258,474)	(178,603,132)
Net unrealized appreciation (depreciation)	373,352	(21,129,355)	(366,841,374)

NET ASSETS	$18,187,961	$70,709,785	$2,217,052,196

Shares outstanding[c]	700,000	1,650,000	35,800,000

Net asset value per share	$25.98	$42.85	$61.93

[a]	Securities on loan with values of $ —, $1,032,737 and $88,161,186, respectively. See Note 5.
[b]	Cost of foreign currency: $7,480, $74,984 and $5,070,367, respectively.
[c]	$0.001 par value, number of shares authorized: 25 million, 500 million and 255 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA ETF

ASSETS
Investments, at cost:
Unaffiliated	$631,716,937	$612,628,101	$145,231,700
Affiliated (Note 2)	6,400,257	22,678,981	3,397,503

Total cost of investments	$638,117,194	$635,307,082	$148,629,203

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$547,356,483	$435,651,172	$178,544,161
Affiliated (Note 2)	6,400,257	22,678,981	3,597,785

Total fair value of investments	553,756,740	458,330,153	182,141,946
Foreign currency, at value[b]	508,407	624,009	—
Receivables:
Investment securities sold	6,198,773	—	872,591
Dividends and interest	51,385	54,809	391,784

Total Assets	560,515,305	459,008,971	183,406,321

LIABILITIES
Short positions, at value[c]	—	—	19,399
Payables:
Investment securities purchased	6,297,215	—	979,340
Collateral for securities on loan (Note 5)	6,324,022	22,605,903	2,553,987
Capital shares redeemed	15,491	7,402	—
Investment advisory fees (Note 2)	309,252	319,620	23,425

Total Liabilities	12,945,980	22,932,925	3,576,151

NET ASSETS	$547,569,325	$436,076,046	$179,830,170

Net assets consist of:
Paid-in capital	$709,503,045	$655,098,779	$146,194,352
Undistributed (distributions in excess of) net investment income	(999,286)	(53)	618,856
Accumulated net realized loss	(76,560,220)	(42,020,298)	(495,788)
Net unrealized appreciation (depreciation)	(84,374,214)	(177,002,382)	33,512,750

NET ASSETS	$547,569,325	$436,076,046	$179,830,170

Shares outstanding[d]	9,300,000	8,900,000	5,100,000

Net asset value per share	$58.88	$49.00	$35.26

[a]	Securities on loan with values of $6,074,482, $20,803,583 and $2,496,179, respectively. See Note 5.
[b]	Cost of foreign currency: $522,239, $649,422 and $ —, respectively.
[c]	Proceeds: $ —, $ — and $19,406, respectively. See Note 1.
[d]	$0.001 par value, number of shares authorized: 400 million, 200 million and 500 million, respectively.

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Brazil Capped ETF	iShares MSCI Canada ETF	iShares MSCI Chile Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$281,025,241	$111,465,619	$9,208,407
Interest — unaffiliated	—	9,861	—
Interest — affiliated (Note 2)	3,139	2,350	1,091
Securities lending income — affiliated (Note 2)	42	844,993	—

Total investment income	281,028,422	112,322,823	9,209,498

EXPENSES
Investment advisory fees (Note 2)	47,012,111	21,658,463	3,237,806

Total expenses	47,012,111	21,658,463	3,237,806

Net investment income	234,016,311	90,664,360	5,971,692

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(544,885,449)	(107,934,072)	(18,003,661)
In-kind redemptions — unaffiliated	47,225,661	108,300,719	—
Futures contracts	—	225,366	—
Foreign currency transactions	(7,245,398)	(809,810)	(302,045)

Net realized loss	(504,905,186)	(217,797)	(18,305,706)

Net change in unrealized appreciation/depreciation on:
Investments	(729,963,903)	(22,097,415)	(89,352,936)
Futures contracts	—	464,579	—
Translation of assets and liabilities in foreign currencies	(1,667,653)	(296,248)	1,634

Net change in unrealized appreciation/depreciation	(731,631,556)	(21,929,084)	(89,351,302)

Net realized and unrealized loss	(1,236,536,742)	(22,146,881)	(107,657,008)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,002,520,431)	$68,517,479	$(101,685,316)

[a]	Net of foreign withholding tax of $23,279,359, $19,588,934 and $2,466,650, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations (Continued)

iSHARES®, INC.

Period ended August 31, 2013

	iShares MSCI Colombia Capped ETF[a]	iShares MSCI Israel Capped ETF	iShares MSCI Mexico Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$37,950	$2,127,786	$33,505,915
Interest — affiliated (Note 2)	—	37	426
Securities lending income — affiliated (Note 2)	—	101,065	704,850

Total investment income	37,950	2,228,888	34,211,191

EXPENSES
Investment advisory fees (Note 2)	19,007	482,473	10,823,841

Total expenses	19,007	482,473	10,823,841

Net investment income	18,943	1,746,415	23,387,350

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(36,917)	(4,587,246)	(132,436,738)
Investments — affiliated (Note 2)	—	—	(2,957,795)
In-kind redemptions — unaffiliated	—	2,113,907	195,130,266
In-kind redemptions — affiliated (Note 2)	—	—	(1,479,234)
Foreign currency transactions	(2,954)	22,024	(145,644)

Net realized gain (loss)	(39,871)	(2,451,315)	58,110,855

Net change in unrealized appreciation/depreciation on:
Investments	373,135	13,326,411	(250,977,871)
Translation of assets and liabilities in foreign currencies	217	(1,774)	(202,567)

Net change in unrealized appreciation/depreciation	373,352	13,324,637	(251,180,438)

Net realized and unrealized gain (loss)	333,481	10,873,322	(193,069,583)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$352,424	$12,619,737	$(169,682,233)

[a]	For the period from June 18, 2013 (commencement of operations) to August 31, 2013.
[b]	Net of foreign withholding tax of $1,106, $516,145 and $88,923, respectively.

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI South Africa ETF	iShares MSCI Turkey ETF	iShares MSCI USA ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$13,581,353	$16,026,974	$3,548,785
Dividends — affiliated (Note 2)	—	—	19,567
Interest — affiliated (Note 2)	200	92	96
Securities lending income — affiliated (Note 2)	68,917	752,701	9,216

Total investment income	13,650,470	16,779,767	3,577,664

EXPENSES
Investment advisory fees (Note 2)	3,087,433	4,475,653	238,033

Total expenses	3,087,433	4,475,653	238,033

Net investment income	10,563,037	12,304,114	3,339,631

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,288,728)	(13,834,943)	(116,525)
Investments — affiliated (Note 2)	—	—	(599)
In-kind redemptions — unaffiliated	28,196,922	37,250,677	4,762,730
In-kind redemptions — affiliated (Note 2)	—	—	20,444
Foreign currency transactions	(9,670)	(74,486)	—

Net realized gain	9,898,524	23,341,248	4,666,050

Net change in unrealized appreciation/depreciation on:
Investments	(55,226,184)	(125,822,451)	18,945,592
Short positions (Note 1)	—	—	7
Translation of assets and liabilities in foreign currencies	1,501	(24,948)	—

Net change in unrealized appreciation/depreciation	(55,224,683)	(125,847,399)	18,945,599

Net realized and unrealized gain (loss)	(45,326,159)	(102,506,151)	23,611,649

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(34,763,122)	$(90,202,037)	$26,951,280

[a]	Net of foreign withholding tax of $1,961,428, $2,640,047 and $2,355, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Brazil Capped ETF		iShares MSCI Canada ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$234,016,311	$265,582,641	$90,664,360	$87,661,937
Net realized gain (loss)	(504,905,186)	(543,223,728)	(217,797)	21,344,695
Net change in unrealized appreciation/depreciation	(731,631,556)	(1,354,671,920)	(21,929,084)	(434,518,038)

Net increase (decrease) in net assets resulting from operations	(1,002,520,431)	(1,632,313,007)	68,517,479	(325,511,406)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(201,420,612)	(82,370,233)	(101,089,405)	(94,130,044)
Return of capital	—	(133,826,010)	—	—

Total distributions to shareholders	(201,420,612)	(216,196,243)	(101,089,405)	(94,130,044)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,841,464,893	139,197,302	644,392,669	652,923,013
Cost of shares redeemed	(4,024,510,606)	(2,252,192,423)	(1,438,141,791)	(1,071,283,795)

Net decrease in net assets from capital share transactions	(1,183,045,713)	(2,112,995,121)	(793,749,122)	(418,360,782)

DECREASE IN NET ASSETS	(2,386,986,756)	(3,961,504,371)	(826,321,048)	(838,002,232)

NET ASSETS
Beginning of year	7,370,617,090	11,332,121,461	4,254,544,302	5,092,546,534

End of year	$4,983,630,334	$7,370,617,090	$3,428,223,254	$4,254,544,302

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(11,312,557)	$(53,385,526)	$5,407,684	$12,529,913

SHARES ISSUED AND REDEEMED
Shares sold	56,450,000	2,600,000	22,700,000	23,900,000
Shares redeemed	(79,350,000)	(36,850,000)	(51,900,000)	(39,700,000)

Net decrease in shares outstanding	(22,900,000)	(34,250,000)	(29,200,000)	(15,800,000)

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Chile Capped ETF		iShares MSCI Colombia Capped ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Period from June 18, 2013[a] to August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,971,692	$9,312,365	$18,943
Net realized loss	(18,305,706)	(53,947,353)	(39,871)
Net change in unrealized appreciation/depreciation	(89,351,302)	(39,629,429)	373,352

Net increase (decrease) in net assets resulting from operations	(101,685,316)	(84,264,417)	352,424

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,669,647)	(8,674,940)	—
Return of capital	(235,875)	(430,786)	—

Total distributions to shareholders	(5,905,522)	(9,105,726)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	96,241,277	168,360,287	17,835,537
Cost of shares redeemed	(172,557,468)	(234,211,464)	—

Net increase (decrease) in net assets from capital share transactions	(76,316,191)	(65,851,177)	17,835,537

INCREASE (DECREASE) IN NET ASSETS	(183,907,029)	(159,221,320)	18,187,961

NET ASSETS
Beginning of period	548,796,645	708,017,965	—

End of period	$364,889,616	$548,796,645	$18,187,961

Undistributed net investment income included in net assets at end of period	$—	$—	$15,989

SHARES ISSUED AND REDEEMED
Shares sold	1,600,000	2,600,000	700,000
Shares redeemed	(3,050,000)	(4,050,000)	—

Net increase (decrease) in shares outstanding	(1,450,000)	(1,450,000)	700,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Israel Capped ETF		iShares MSCI Mexico Capped ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,746,415	$2,116,888	$23,387,350	$14,544,267
Net realized gain (loss)	(2,451,315)	(8,782,793)	58,110,855	51,713,777
Net change in unrealized appreciation/depreciation	13,324,637	(7,354,630)	(251,180,438)	(17,415,752)

Net increase (decrease) in net assets resulting from operations	12,619,737	(14,020,535)	(169,682,233)	48,842,292

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,885,659)	(1,986,153)	(20,571,276)	(16,941,924)
Return of capital	—	(63,813)	—	—

Total distributions to shareholders	(1,885,659)	(2,049,966)	(20,571,276)	(16,941,924)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,057,008	54,151,938	2,551,091,943	1,078,823,186
Cost of shares redeemed	(12,993,789)	(47,186,462)	(1,326,485,790)	(1,171,754,823)

Net increase (decrease) in net assets from capital share transactions	(8,936,781)	6,965,476	1,224,606,153	(92,931,637)

INCREASE (DECREASE) IN NET ASSETS	1,797,297	(9,105,025)	1,034,352,644	(61,031,269)

NET ASSETS
Beginning of year	68,912,488	78,017,513	1,182,699,552	1,243,730,821

End of year	$70,709,785	$68,912,488	$2,217,052,196	$1,182,699,552

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(114,132)	$(3,903)	$4,231,855	$1,561,425

SHARES ISSUED AND REDEEMED
Shares sold	100,000	1,300,000	36,200,000	18,600,000
Shares redeemed	(300,000)	(1,150,000)	(19,800,000)	(20,500,000)

Net increase (decrease) in shares outstanding	(200,000)	150,000	16,400,000	(1,900,000)

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI South Africa ETF		iShares MSCI Turkey ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,563,037	$16,812,091	$12,304,114	$7,409,333
Net realized gain (loss)	9,898,524	9,214,776	23,341,248	(43,049,648)
Net change in unrealized appreciation/depreciation	(55,224,683)	(38,029,481)	(125,847,399)	111,616,412

Net increase (decrease) in net assets resulting from operations	(34,763,122)	(12,002,614)	(90,202,037)	75,976,097

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,575,195)	(16,263,704)	(12,901,893)	(8,952,333)

Total distributions to shareholders	(13,575,195)	(16,263,704)	(12,901,893)	(8,952,333)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	295,390,025	164,594,240	506,879,433	169,170,485
Cost of shares redeemed	(171,404,561)	(168,507,993)	(528,983,742)	(123,586,926)

Net increase (decrease) in net assets from capital share transactions	123,985,464	(3,913,753)	(22,104,309)	45,583,559

INCREASE (DECREASE) IN NET ASSETS	75,647,147	(32,180,071)	(125,208,239)	112,607,323

NET ASSETS
Beginning of year	471,922,178	504,102,249	561,284,285	448,676,962

End of year	$547,569,325	$471,922,178	$436,076,046	$561,284,285

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(999,286)	$(948,355)	$(53)	$(529,751)

SHARES ISSUED AND REDEEMED
Shares sold	4,800,000	2,600,000	7,950,000	3,250,000
Shares redeemed	(2,800,000)	(2,600,000)	(9,050,000)	(2,650,000)

Net increase (decrease) in shares outstanding	2,000,000	—	(1,100,000)	600,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI USA ETF
	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,339,631	$2,008,350
Net realized gain	4,666,050	1,787,070
Net change in unrealized appreciation/depreciation	18,945,599	14,419,985

Net increase in net assets resulting from operations	26,951,280	18,215,405

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,310,642)	(1,429,449)

Total distributions to shareholders	(3,310,642)	(1,429,449)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	36,217,071	150,498,448
Cost of shares redeemed	(25,497,372)	(27,048,052)

Net increase in net assets from capital share transactions	10,719,699	123,450,396

INCREASE IN NET ASSETS	34,360,337	140,236,352

NET ASSETS
Beginning of year	145,469,833	5,233,481

End of year	$179,830,170	$145,469,833

Undistributed net investment income included in net assets at end of year	$618,856	$589,867

SHARES ISSUED AND REDEEMED
Shares sold	1,100,000	5,550,000
Shares redeemed	(800,000)	(950,000)

Net increase in shares outstanding	300,000	4,600,000

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Brazil Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$52.61	$65.00	$68.07	$58.26	$73.27

Income from investment operations:
Net investment income[a]	1.59	1.73	2.24	1.56	1.56
Net realized and unrealized gain (loss)[b]	(10.32)	(12.64)	(1.69)	10.83	(14.63)

Total from investment operations	(8.73)	(10.91)	0.55	12.39	(13.07)

Less distributions from:
Net investment income	(1.36)	(0.56)	(3.62)	(2.58)	(1.94)
Return of capital	—	(0.92)	—	—	—

Total distributions	(1.36)	(1.48)	(3.62)	(2.58)	(1.94)

Net asset value, end of year	$42.52	$52.61	$65.00	$68.07	$58.26

Total return	(16.85)%	(16.79)%	0.36%	21.12%	(16.05)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,983,630	$7,370,617	$11,332,121	$9,240,453	$8,777,366
Ratio of expenses to average net assets[c]	0.61%	0.61%	0.59%	0.61%	0.65%
Ratio of net investment income to average net assets	3.02%	2.92%	3.08%	2.24%	3.38%
Portfolio turnover rate[d]	56%	7%	11%	13%	30%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely or partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the years ended August 31, 2013, August 31, 2012, August 31, 2011, August 31, 2010 and August 31, 2009 would have been 20%, 6%, 11%, 13% and 14%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$27.52	$29.89	$26.10	$23.70	$30.55

Income from investment operations:
Net investment income[a]	0.60	0.53	0.53	0.43	0.41
Net realized and unrealized gain (loss)[b]	(0.10)	(2.33)	3.78	2.39	(6.84)

Total from investment operations	0.50	(1.80)	4.31	2.82	(6.43)

Less distributions from:
Net investment income	(0.68)	(0.57)	(0.52)	(0.42)	(0.42)

Total distributions	(0.68)	(0.57)	(0.52)	(0.42)	(0.42)

Net asset value, end of year	$27.34	$27.52	$29.89	$26.10	$23.70

Total return	1.84%	(5.87)%	16.50%	11.91%	(20.51)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,428,223	$4,254,544	$5,092,547	$3,447,242	$2,393,638
Ratio of expenses to average net assets[c]	0.51%	0.53%	0.52%	0.53%	0.55%
Ratio of net investment income to average net assets	2.12%	1.94%	1.70%	1.63%	2.00%
Portfolio turnover rate[d]	7%	5%	8%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Chile Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$60.31	$67.11	$67.37	$44.61	$44.80

Income from investment operations:
Net investment income[a]	0.68	0.97	0.95	0.59	0.76
Net realized and unrealized gain (loss)[b]	(12.58)	(6.80)	(0.23)	22.86	(0.42)

Total from investment operations	(11.90)	(5.83)	0.72	23.45	0.34

Less distributions from:
Net investment income	(0.68)	(0.92)	(0.98)	(0.66)	(0.53)
Return of capital	(0.03)	(0.05)	(0.00)[c]	(0.03)	—

Total distributions	(0.71)	(0.97)	(0.98)	(0.69)	(0.53)

Net asset value, end of year	$47.70	$60.31	$67.11	$67.37	$44.61

Total return	(19.87)%	(8.68)%	0.93%	52.88%	0.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$364,890	$548,797	$708,018	$670,350	$263,205
Ratio of expenses to average net assets	0.61%	0.61%	0.59%	0.61%	0.65%
Ratio of net investment income to average net assets	1.12%	1.55%	1.30%	1.05%	1.98%
Portfolio turnover rate[d]	34%	48%	38%	42%	53%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2013, August 31, 2012, August 31, 2011, August 31, 2010 and August 31, 2009 were 16%, 20%, 12%, 9% and 14% respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout the period)

iShares MSCI Colombia Capped ETF

Period from Jun. 18, 2013[a] to Aug. 31, 2013
Net asset value, beginning of period	$25.28

Income from investment operations:
Net investment income[b]	0.03
Net realized and unrealized gain[c]	0.67

Total from investment operations	0.70

Net asset value, end of period	$25.98

Total return	2.77%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,188
Ratio of expenses to average net assets[e]	0.61%
Ratio of net investment income to average net assets[e]	0.61%
Portfolio turnover rate[f]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely or partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2013 was 2%, respectively. See Note 4.

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Israel Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$37.25	$45.89	$49.41	$46.87	$48.62

Income from investment operations:
Net investment income[a]	0.95	1.12	1.39	1.40	0.98
Net realized and unrealized gain (loss)[b]	5.68	(8.66)	(3.18)	2.63	(1.75)

Total from investment operations	6.63	(7.54)	(1.79)	4.03	(0.77)

Less distributions from:
Net investment income	(1.03)	(1.07)	(1.73)	(1.49)	(0.98)
Return of capital	—	(0.03)	—	—	—

Total distributions	(1.03)	(1.10)	(1.73)	(1.49)	(0.98)

Net asset value, end of year	$42.85	$37.25	$45.89	$49.41	$46.87

Total return	17.82%	(16.52)%	(4.26)%	8.57%	(0.63)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$70,710	$68,912	$78,018	$128,473	$107,792
Ratio of expenses to average net assets	0.61%	0.61%	0.59%	0.61%	0.66%
Ratio of net investment income to average net assets	2.20%	2.75%	2.49%	2.64%	2.66%
Portfolio turnover rate[c]	14%	20%	17%	21%	27%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Capped ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$60.96	$58.39	$48.17	$42.59	$51.94

Income from investment operations:
Net investment income[a]	0.75	0.73	0.80	0.72	0.43
Net realized and unrealized gain (loss)[b]	0.85	2.76	10.15	5.61	(9.17)

Total from investment operations	1.60	3.49	10.95	6.33	(8.74)

Less distributions from:
Net investment income	(0.63)	(0.92)	(0.73)	(0.75)	(0.61)

Total distributions	(0.63)	(0.92)	(0.73)	(0.75)	(0.61)

Net asset value, end of year	$61.93	$60.96	$58.39	$48.17	$42.59

Total return	2.53%	6.13%	22.67%	14.83%	(16.50)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,217,052	$1,182,700	$1,243,731	$1,450,039	$694,278
Ratio of expenses to average net assets	0.50%	0.53%	0.52%	0.53%	0.55%
Ratio of net investment income to average net assets	1.09%	1.26%	1.35%	1.46%	1.25%
Portfolio turnover rate[c]	32%	10%	5%	11%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Africa ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$64.65	$69.06	$58.74	$51.99	$55.80

Income from investment operations:
Net investment income[a]	1.32	2.10	1.65	1.18	1.94
Net realized and unrealized gain (loss)[b]	(5.31)	(4.41)	11.08	6.92	(3.84)

Total from investment operations	(3.99)	(2.31)	12.73	8.10	(1.90)

Less distributions from:
Net investment income	(1.78)	(2.10)	(2.41)	(1.35)	(1.91)

Total distributions	(1.78)	(2.10)	(2.41)	(1.35)	(1.91)

Net asset value, end of year	$58.88	$64.65	$69.06	$58.74	$51.99

Total return	(6.35)%	(3.17)%	21.58%	15.80%	(2.23)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$547,569	$471,922	$504,102	$505,191	$488,728
Ratio of expenses to average net assets	0.61%	0.61%	0.59%	0.61%	0.66%
Ratio of net investment income to average net assets	2.08%	3.26%	2.38%	2.09%	4.81%
Portfolio turnover rate[c]	5%	4%	4%	5%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Turkey ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$56.13	$47.73	$60.81	$48.01	$52.42

Income from investment operations:
Net investment income[a]	1.07	0.86	0.84	1.00	0.78
Net realized and unrealized gain (loss)[b]	(7.08)	8.70	(12.59)	13.02	(4.22)

Total from investment operations	(6.01)	9.56	(11.75)	14.02	(3.44)

Less distributions from:
Net investment income	(1.12)	(1.16)	(1.33)	(1.22)	(0.97)

Total distributions	(1.12)	(1.16)	(1.33)	(1.22)	(0.97)

Net asset value, end of year	$49.00	$56.13	$47.73	$60.81	$48.01

Total return	(11.05)%	20.37%	(19.74)%	29.55%	(5.56)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$436,076	$561,284	$448,677	$601,988	$242,435
Ratio of expenses to average net assets	0.61%	0.61%	0.59%	0.61%	0.65%
Ratio of net investment income to average net assets	1.67%	1.75%	1.30%	1.81%	2.39%
Portfolio turnover rate[c]	9%	9%	12%	13%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI USA ETF
	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011	Period from May 5, 2010[a] to Aug. 31, 2010
Net asset value, beginning of period	$30.31	$26.17	$22.44	$24.83

Income from investment operations:
Net investment income[b]	0.69	0.59	0.51	0.17
Net realized and unrealized gain (loss)[c]	4.96	3.94	3.73	(2.49)

Total from investment operations	5.65	4.53	4.24	(2.32)

Less distributions from:
Net investment income	(0.70)	(0.39)	(0.51)	(0.07)

Total distributions	(0.70)	(0.39)	(0.51)	(0.07)

Net asset value, end of period	$35.26	$30.31	$26.17	$22.44

Total return	18.85%	17.44%	18.89%	(9.37)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$179,830	$145,470	$5,233	$2,244
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.10%	2.04%	1.90%	2.21%
Portfolio turnover rate[f]	5%	6%	8%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name[a]	Diversification Classification
MSCI Brazil Capped	iShares MSCI Brazil Capped Index Fund	Non-diversified
MSCI Canada	iShares MSCI Canada Index Fund	Diversified
MSCI Chile Capped	iShares MSCI Chile Capped Investable Market Index Fund	Non-diversified
MSCI Colombia Capped[b]		Non-diversified
MSCI Israel Capped	iShares MSCI Israel Capped Investable Market Index Fund	Non-diversified
MSCI Mexico Capped	iShares MSCI Mexico Capped Investable Market Index Fund	Non-diversified
MSCI South Africa	iShares MSCI South Africa Index Fund	Non-diversified
MSCI Turkey	iShares MSCI Turkey Investable Market Index Fund	Non-diversified
MSCI USA	iShares MSCI USA Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.
[b]	The Fund commenced operations on June 18, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Certain Funds invest in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect

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iSHARES®, INC.

the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Brazil Capped
Assets:
Common Stocks	$2,601,260,548	$—	$—	$2,601,260,548
Preferred Stocks	2,344,626,778	—	—	2,344,626,778
Money Market Funds	8,754,616	—	—	8,754,616

	$4,954,641,942	$—	$—	$4,954,641,942

MSCI Canada
Assets:
Common Stocks	$3,416,307,222	$—	$—	$3,416,307,222
Money Market Funds	36,504,283	—	—	36,504,283
Futures Contracts[a]	419,608	—	—	419,608

	$3,453,231,113	$—	$—	$3,453,231,113

MSCI Chile Capped
Assets:
Common Stocks	$346,357,983	$—	$—	$346,357,983
Preferred Stocks	18,199,714	—	—	18,199,714
Rights	19,621	—	—	19,621
Money Market Funds	461,635	—	—	461,635

	$365,038,953	$—	$—	$365,038,953

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Colombia Capped
Assets:
Common Stocks	$15,429,222	$—	$—	$15,429,222
Preferred Stocks	2,696,660	—	—	2,696,660
Money Market Funds	16,889	—	—	16,889

	$18,142,771	$—	$—	$18,142,771

MSCI Israel Capped
Assets:
Common Stocks	$70,361,084	$—	$—	$70,361,084
Warrants	810	—	—	810
Money Market Funds	1,086,120	—	—	1,086,120

	$71,448,014	$—	$—	$71,448,014

MSCI Mexico Capped
Assets:
Common Stocks	$2,215,700,088	$2,801,244	$—	$2,218,501,332
Money Market Funds	94,587,099	—	—	94,587,099

	$2,310,287,187	$2,801,244	$—	$2,313,088,431

MSCI South Africa
Assets:
Common Stocks	$547,356,483	$—	$—	$547,356,483
Money Market Funds	6,400,257	—	—	6,400,257

	$553,756,740	$—	$—	$553,756,740

MSCI Turkey
Assets:
Common Stocks	$435,651,172	$—	$—	$435,651,172
Money Market Funds	22,678,981	—	—	22,678,981

	$458,330,153	$—	$—	$458,330,153

MSCI USA
Assets:
Common Stocks	$179,402,528	$—	$—	$179,402,528
Money Market Funds	2,739,418	—	—	2,739,418
Liabilities:
Short Positions	(19,399)	—	—	(19,399)

	$182,122,547	$—	$—	$182,122,547

[a]	Futures contracts are shown at the net unrealized appreciation (depreciation) on the contracts.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

SHORT POSITIONS

From time to time, in order to track the performance of their respective benchmark index, the Funds may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability in the Funds’ statements of assets and liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the Funds’ statements of operations. Upon receipt of the securities related to the corporate actions, the Funds record a realized gain (loss). Dividends on securities sold short, if any, are reflected as an expense in the statement of operations. Details of the short position resulting from the non-index securities sold by the Funds, if any, are included in their respective schedule of investments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

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iSHARES®, INC.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures, with the exception of iShares MSCI Colombia Capped ETF, which commenced operations on June 18, 2013 and for which this standard is effective. For the iShares MSCI Colombia Capped ETF, management notes that based on a review of the Fund’s holdings and activities during the period from June 18, 2013 (commencement of operations) to August 31, 2013, the Fund is not impacted by this standard.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each of the iShares MSCI Canada and iShares MSCI Mexico Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion

For its investment advisory services to each of the iShares MSCI Brazil Capped, iShares MSCI Chile Capped, iShares MSCI Israel Capped, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Colombia Capped	0.61%
MSCI USA	0.15

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the period ended August 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
MSCI Brazil Capped	$23
MSCI Canada	454,996
MSCI Israel Capped	54,419
MSCI Mexico Capped	379,534

iShares ETF	Securities Lending Agent Fees
MSCI South Africa	$37,109
MSCI Turkey	405,301
MSCI USA	4,963

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the period ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
MSCI Mexico Capped
Desarrolladora Homes SAB de CV	1,784,930	30,549,080	(4,126,800)	28,207,210	$10,415,035	$—	$(4,437,029)

MSCI USA
BlackRock Inc.	1,445	437	(307)	1,575	$410,004	$9,677	$11,556
PNC Financial Services Group Inc. (The)	5,825	1,549	(1,170)	6,204	448,363	9,890	8,289

					$858,367	$19,567	$19,845

Certain directors and officers of the Company are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI Brazil Capped	$4,236,069,611	$5,349,157,390
MSCI Canada	314,373,043	341,905,909
MSCI Chile Capped	178,581,734	254,778,640
MSCI Colombia Capped	15,445,972	366,041
MSCI Israel Capped	11,111,712	11,342,607
MSCI Mexico Capped	713,770,092	679,685,425
MSCI South Africa	30,887,200	25,688,166
MSCI Turkey	62,670,694	65,374,598
MSCI USA	7,991,663	7,906,409

In-kind transactions (see Note 4) for the period ended August 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Brazil Capped	$—	$59,296,000
MSCI Canada	641,005,176	1,420,174,329
MSCI Colombia Capped	2,707,927	—
MSCI Israel Capped	4,044,766	12,959,633
MSCI Mexico Capped	2,514,582,140	1,318,868,717
MSCI South Africa	287,999,957	171,169,571
MSCI Turkey	505,126,012	525,658,653
MSCI USA	36,059,205	25,399,937

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Brazil Capped	$30,413,325	$9,477,270	$(39,890,595)
MSCI Canada	51,310,863	3,302,816	(54,613,679)
MSCI Chile Capped	—	(302,045)	302,045
MSCI Colombia Capped	—	(2,954)	2,954
MSCI Israel Capped	914,793	29,015	(943,808)
MSCI Mexico Capped	149,319,374	(145,644)	(149,173,730)
MSCI South Africa	20,353,774	2,961,227	(23,315,001)
MSCI Turkey	23,456,551	1,127,477	(24,584,028)
MSCI USA	4,653,990	—	(4,653,990)

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the periods ended August 31, 2013 and August 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI Brazil Capped
Ordinary income	$201,420,612	$82,370,233
Return of Capital	—	$133,826,010

	$201,420,612	$216,196,243

MSCI Canada
Ordinary income	$101,089,405	$94,130,044

MSCI Chile Capped
Ordinary income	$5,669,647	$8,674,940
Return of Capital	235,875	$430,786

	$5,905,522	$9,105,726

MSCI Israel Capped
Ordinary income	$1,885,659	$1,986,153
Return of Capital	—	$63,813

	$1,885,659	$2,049,966

MSCI Mexico Capped
Ordinary income	$20,571,276	$16,941,924

MSCI South Africa
Ordinary income	$13,575,195	$16,263,704

MSCI Turkey
Ordinary income	$12,901,893	$8,952,333

MSCI USA
Ordinary income	$3,310,642	$1,429,449

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Brazil Capped	$—	$(740,711,726)	$416,891,220	$(371,468,480)	$(695,288,986)
MSCI Canada	10,987,664	(182,934,228)	(574,625,926)	(85,207,631)	(831,780,121)
MSCI Chile Capped	—	(71,913,107)	14,155,561	(5,616,075)	(63,373,621)
MSCI Colombia Capped	15,989	(36,917)	373,352	—	352,424
MSCI Israel Capped	74,490	(27,690,625)	(22,379,191)	(4,506,635)	(54,501,961)
MSCI Mexico Capped	4,818,023	(73,617,623)	(467,654,483)	(4,758,568)	(541,212,651)
MSCI South Africa	—	(55,793,270)	(95,448,976)	(10,691,474)	(161,933,720)
MSCI Turkey	—	(31,631,300)	(186,624,812)	(766,621)	(219,022,733)
MSCI USA	618,856	(175,480)	33,192,442	—	33,635,818

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Brazil Capped	$542,485,416	$—	$—	$—	$—	$198,226,310	$—	$740,711,726
MSCI Canada	60,743,987	—	5,363,291	5,107,471	27,886,883	68,928,677	14,903,919	182,934,228
MSCI Chile Capped	57,337,145	—	—	—	1,886,881	11,712,090	976,991	71,913,107
MSCI Colombia Capped	36,917	—	—	—	—	—	—	36,917
MSCI Israel Capped	8,974,706	—	—	—	784,479	10,801,191	7,130,249	27,690,625
MSCI Mexico Capped	37,504,583	632,766	—	853,150	8,973,988	2,789,471	22,863,665	73,617,623
MSCI South Africa	16,619,692	260,738	1,607,845	972,024	15,339,464	14,856,365	6,137,142	55,793,270
MSCI Turkey	21,068,743	—	—	—	720,636	5,982,737	3,859,184	31,631,300
MSCI USA	175,480	—	—	—	—	—	—	175,480

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Brazil Capped	$4,535,005,115	$1,337,264,115	$(917,627,288)	$419,636,827
MSCI Canada	4,027,601,966	263,325,570	(838,116,031)	(574,790,461)
MSCI Chile Capped	350,880,799	69,937,329	(55,779,175)	14,158,154
MSCI Colombia Capped	17,767,830	660,378	(285,437)	374,941
MSCI Israel Capped	93,825,882	3,613,562	(25,991,430)	(22,377,868)
MSCI Mexico Capped	2,780,533,313	11,678,646	(479,123,528)	(467,444,882)
MSCI South Africa	649,191,956	31,017,785	(126,453,001)	(95,435,216)
MSCI Turkey	644,929,512	757,165	(187,356,524)	(186,599,359)
MSCI USA	148,949,511	35,247,126	(2,054,691)	33,192,435

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are

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iSHARES®, INC.

known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI Canada ETF as of August 31, 2013 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$419,608

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Canada ETF during the period ended August 31, 2013 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$225,366	$464,579

For the period ended August 31, 2013, the average quarter-end number of contracts and notional value of open futures contracts for the iShares MSCI Canada ETF were 92 and $12,981,578, respectively.

8.	LINE OF CREDIT

The iShares MSCI Colombia Capped ETF, along with certain other iShares funds, is a party to a $125 million credit agreement with State Street Bank and Trust Company, which expires October 30, 2013. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets. The Fund did not borrow under the credit agreement during the period ended August 31, 2013.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Brazil Capped ETF, iShares MSCI Canada ETF, iShares MSCI Chile Capped ETF, iShares MSCI Colombia Capped ETF, iShares MSCI Israel Capped ETF, iShares MSCI Mexico Capped ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares MSCI USA ETF (the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	85

Tax Information (Unaudited)

iSHARES®, INC.

For corporate shareholders, 99.61% of the income dividends paid by the iShares MSCI USA ETF during the fiscal period ended August 31, 2013 qualified for the dividends-received deduction.

For the fiscal period ended August 31, 2013, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil Capped	$304,304,600	$23,272,578
MSCI Canada	131,054,553	19,588,243
MSCI Chile Capped	11,675,057	2,464,436
MSCI Colombia Capped	39,056	1,106
MSCI Israel Capped	2,643,931	515,850
MSCI Mexico Capped	33,594,838	87,922
MSCI South Africa	15,542,781	1,960,876
MSCI Turkey	18,867,021	2,639,835

Under Section 854(b)(2) of the Code, certain Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal period ended August 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI Brazil Capped	$18,581,654
MSCI Canada	120,677,648
MSCI Colombia Capped	1,106
MSCI Israel Capped	2,401,509

iShares ETF	Qualified Dividend Income
MSCI Mexico Capped	$20,659,198
MSCI South Africa	14,462,857
MSCI Turkey	15,541,728
MSCI USA	3,310,642

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Brazil Capped ETF, iShares MSCI Canada ETF, iShares MSCI Chile Capped ETF, iShares MSCI Israel Capped ETF, iShares MSCI Mexico Capped ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a

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comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with substantially similar investment objectives and strategies as the Funds, except for iShares MSCI Chile Capped Investable Market Index Fund and iShares MSCI Israel Capped Investable Market Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be

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disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI USA ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, including adding “at cost” funds, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and

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iSHARES®, INC.

ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Colombia Capped ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required to consider and approve the proposed Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 21-22, 2013, the Board, including all of the Independent Directors, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Directors were advised by their independent counsel throughout the process.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including any proposed advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of their size, sponsor, inception date, or other differentiating factors, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included, in part, mutual funds, closed-end funds, exchange traded funds, or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds), as applicable. In support of its review of the statistical information, the Board was provided with a general description of the methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information may or may not provide meaningful direct comparisons to the Fund.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	93

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rate and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the proposed investment advisory fees and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board noted that BFA is an indirect wholly-owned subsidiary of BlackRock. The Board acknowledged that additional resources to support iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including, in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered BFA’s investment and risk management processes and strategies, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationships had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, while the Board noted that the investment advisory fee rate may reflect certain potential economies of scale, the Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board considered certain information received at previous meetings regarding the investment advisory/management fee rates for other

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive, services provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally would not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates, in the event of any lending of the Fund’s securities. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	95

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil Capped	$1.364279	$—	$—	$1.364279	100%	—%	—%	100%
MSCI Canada	0.656918	—	0.023346	0.680264	97	—	3	100
MSCI Chile Capped	0.713758	—	—	0.713758	100	—	—	100
MSCI Israel Capped	0.854565	—	0.177142	1.031707	83	—	17	100
MSCI South Africa	1.595803	—	0.181818	1.777621	90	—	10	100
MSCI USA	0.688968	—	0.006967	0.695935	99	—	1	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Brazil Capped ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.14%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	13	0.94
Greater than 2.0% and Less than 2.5%	34	2.46
Greater than 1.5% and Less than 2.0%	69	4.99
Greater than 1.0% and Less than 1.5%	102	7.38
Greater than 0.5% and Less than 1.0%	147	10.64
Between 0.5% and –0.5%	891	64.48
Less than –0.5% and Greater than –1.0%	80	5.79
Less than –1.0% and Greater than –1.5%	16	1.16
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0%	7	0.51

	1,382	100.00%

iShares MSCI Canada ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	20	1.45
Greater than 0.5% and Less than 1.0%	105	7.60
Between 0.5% and –0.5%	1,117	80.83
Less than –0.5% and Greater than –1.0%	100	7.24
Less than –1.0% and Greater than –1.5%	22	1.59
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5%	2	0.14

	1,382	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Chile Capped ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.29%
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	14	1.01
Greater than 1.0% and Less than 1.5%	47	3.40
Greater than 0.5% and Less than 1.0%	232	16.80
Between 0.5% and –0.5%	793	57.38
Less than –0.5% and Greater than –1.0%	204	14.76
Less than –1.0% and Greater than –1.5%	34	2.46
Less than –1.5% and Greater than –2.0%	19	1.37
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0%	8	0.58

	1,382	100.00%

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Israel Capped ETF

Period Covered: April 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	3	0.23%
Greater than 4.5% and Less than 5.0%	1	0.08
Greater than 4.0% and Less than 4.5%	3	0.23
Greater than 3.5% and Less than 4.0%	1	0.08
Greater than 3.0% and Less than 3.5%	5	0.38
Greater than 2.5% and Less than 3.0%	6	0.45
Greater than 2.0% and Less than 2.5%	14	1.06
Greater than 1.5% and Less than 2.0%	33	2.50
Greater than 1.0% and Less than 1.5%	80	6.06
Greater than 0.5% and Less than 1.0%	198	14.98
Between 0.5% and –0.5%	641	48.51
Less than –0.5% and Greater than –1.0%	160	12.11
Less than –1.0% and Greater than –1.5%	80	6.06
Less than –1.5% and Greater than –2.0%	51	3.86
Less than –2.0% and Greater than –2.5%	14	1.06
Less than –2.5% and Greater than –3.0%	12	0.91
Less than –3.0% and Greater than –3.5%	5	0.38
Less than –3.5% and Greater than –4.0%	3	0.23
Less than –4.0% and Greater than –4.5%	1	0.08
Less than –4.5% and Greater than –5.0%	4	0.30
Less than –5.0% and Greater than –5.5%	2	0.15
Less than –5.5% and Greater than –6.0%	2	0.15
Less than –6.0%	2	0.15

	1,321	100.00%

SUPPLEMENTAL INFORMATION	99

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Mexico Capped ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	31	2.24
Greater than 0.5% and Less than 1.0%	103	7.46
Between 0.5% and –0.5%	994	71.93
Less than –0.5% and Greater than –1.0%	156	11.30
Less than –1.0% and Greater than –1.5%	50	3.63
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	1	0.07

	1,382	100.00%

iShares MSCI South Africa ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	10	0.72%
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	12	0.87
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	38	2.75
Greater than 1.5% and Less than 2.0%	55	3.98
Greater than 1.0% and Less than 1.5%	117	8.47
Greater than 0.5% and Less than 1.0%	230	16.64
Between 0.5% and –0.5%	539	39.00
Less than –0.5% and Greater than –1.0%	155	11.22
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	60	4.34
Less than –2.0% and Greater than –2.5%	27	1.95
Less than –2.5% and Greater than –3.0%	9	0.65
Less than –3.0% and Greater than –3.5%	17	1.23
Less than –3.5% and Greater than –4.0%	6	0.43
Less than –4.0%	15	1.09

	1,382	100.00%

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Turkey ETF

Period Covered: April 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	0.53%
Greater than 5.5% and Less than 6.0%	3	0.23
Greater than 5.0% and Less than 5.5%	1	0.08
Greater than 4.5% and Less than 5.0%	2	0.15
Greater than 4.0% and Less than 4.5%	3	0.23
Greater than 3.5% and Less than 4.0%	2	0.15
Greater than 3.0% and Less than 3.5%	11	0.83
Greater than 2.5% and Less than 3.0%	22	1.67
Greater than 2.0% and Less than 2.5%	21	1.59
Greater than 1.5% and Less than 2.0%	43	3.26
Greater than 1.0% and Less than 1.5%	118	8.93
Greater than 0.5% and Less than 1.0%	234	17.70
Between 0.5% and –0.5%	529	40.04
Less than –0.5% and Greater than –1.0%	128	9.69
Less than –1.0% and Greater than –1.5%	81	6.13
Less than –1.5% and Greater than –2.0%	43	3.26
Less than –2.0% and Greater than –2.5%	24	1.82
Less than –2.5% and Greater than –3.0%	15	1.14
Less than –3.0% and Greater than –3.5%	9	0.68
Less than –3.5% and Greater than –4.0%	7	0.53
Less than –4.0% and Greater than –4.5%	4	0.30
Less than –4.5% and Greater than –5.0%	2	0.15
Less than –5.0% and Greater than –5.5%	1	0.08
Less than –5.5% and Greater than –6.0%	4	0.30
Less than –6.0%	7	0.53

	1,321	100.00%

iShares MSCI USA ETF

Period Covered: July 1, 2010 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.13%
Greater than 1.0% and Less than 1.5%	3	0.40
Greater than 0.5% and Less than 1.0%	7	0.93
Between 0.5% and –0.5%	731	96.95
Less than –0.5% and Greater than –1.0%	12	1.59

	754	100.00%

SUPPLEMENTAL INFORMATION	101

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	103

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	105

Notes:

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-84-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ETF

EMERGING MARKETS OVERVIEW

Stocks in emerging markets posted mixed results for the 12-month period ended August 31, 2013 (the “reporting period”), but produced relatively flat returns overall. Emerging markets stocks experienced significant volatility during the reporting period, including a substantial rally during the first four months of the reporting period, followed by a sharp decline over the subsequent six months before recovering somewhat during the final two months of the reporting period.

Emerging markets stocks posted strong gains during the last four months of 2012 amid improving global economic conditions. In the fall of 2012, central banks around the world took aggressive actions to stimulate economic growth. Most notably, central banks in the U.S. and U.K. increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time. In addition, a temporary resolution to the “fiscal cliff” in the U.S. (the expiration of certain federal tax cuts and the implementation of automatic U.S. government spending reductions set to take place in early 2013) and positive signs in Europe regarding its sovereign debt crisis helped lift investor confidence. As a result, emerging markets stocks advanced by approximately 15% as a group for the last four months of 2012.

Market conditions changed in early 2013 as evidence of a slowdown in several major emerging economies appeared, driven in part by lower exports to developed countries. In particular, the four largest emerging markets — China, India, Russia and Brazil — all experienced weaker economic growth during the reporting period. The slowdown in emerging economies led to a sharp reversal in emerging markets stocks; from their peak in early January 2013 through their trough in late June 2013, emerging markets stocks fell by more than 17%.

Although they remained volatile, emerging markets stocks rebounded over the final two months of the reporting period. Promising economic news in Europe and Japan led to optimism regarding a recovery in exports from emerging markets to developed economies. For the reporting period, emerging markets stocks advanced by less than 1%.

Emerging markets in Asia held up the best, posting gains of more than 6% as a group for the reporting period. Despite a continued slowdown in the Chinese economy, China’s stock market generated double-digit gains thanks to a robust property market and better economic data late in the reporting period. Other strong performers in this region included the Philippines and Taiwan. On the downside, stock markets in India and Indonesia produced the most significant declines as both economies slowed markedly during the reporting period.

Emerging markets in Latin America faced the largest declines, falling by more than 11% for the reporting period. Brazil, the largest market in the region, declined by approximately 16% for the reporting period. The Brazilian economy nearly slipped into recession in late 2012, and although it recovered somewhat in the first half of 2013, its growth rate for the 12 months ended June 30, 2013 was just a third of its peak growth rate three years earlier. Chile, whose economy slowed as global demand for commodities eased, and Peru posted the largest declines among Latin American stock markets, while Mexico was the only market in the region to deliver a positive return for the reporting period.

Eastern European stock markets generated modestly negative returns for the reporting period. Stock markets in Hungary, where the economy emerged from recession during the reporting period, and Poland posted the best returns, while Turkey and the Czech Republic declined the most. Russia, the largest market in the region, declined slightly for the reporting period.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.08)%	(1.26)%	0.54%	(0.08)%	(1.26)%	0.54%
5 Years	1.10%	0.91%	1.88%	5.60%	4.62%	9.78%
10 Years	11.64%	11.39%	12.17%	200.62%	193.96%	215.39%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$895.20	$3.20	$1,000.00	$1,021.80	$3.41	0.67%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

The iShares MSCI Emerging Markets ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets IndexSM (the “Index”). The Index is designed to measure equity market performance in the global emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -0.08%, net of fees, while the total return for the Index was 0.54%.

As represented by the Index, emerging markets stocks advanced by less than 1% for the reporting period. Although just 8 of the 21 countries represented in the Index generated positive returns for the reporting period, they included the three largest components of the Index — China, South Korea and Taiwan — which together comprised about 44% of the Index as of the end of the reporting period. Other noteworthy positive performers included the Philippines and Poland, both of which produced double-digit gains for the reporting period.

Among the declining components of the Index, Peru and the Czech Republic each fell by more than 20% for the reporting period. The Czech Republic remained mired in recession throughout the reporting period, while Peru’s market was weighed down by mining stocks, which fell along with global demand for commodities. Other notable decliners in the Index included Brazil, the third-largest component within the Index, and South Africa, the fifth-largest country weighting in the Index.

From a sector perspective, financials stocks (the Index’s largest sector weighting as of August 31, 2013) and consumer discretionary stocks posted positive returns for the reporting period. The energy and materials sectors, which together comprised approximately 20% of the Index as of August 31, 2013, declined as weaker global demand for commodities led to lower commodity prices.

A stronger U.S. dollar lowered international equity returns for U.S. investors and had a negative impact on Index performance for the reporting period. In local currency terms, the Index returned 5.88% for the reporting period. Although the U.S. dollar fell by 3.5% against the Chinese yuan, it appreciated by 17% versus the Brazilian real and 18% against the Indian rupee.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector*	Percentage of Net Assets

Financial	25.94%
Communications	11.49
Energy	10.85
Technology	10.61
Consumer Non-Cyclical	10.22
Consumer Cyclical	8.82
Basic Materials	8.79
Industrial	7.05
Utilities	3.27
Diversified	2.24
Short-Term and Other Net Assets	0.72

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Samsung Electronics Co. Ltd. (South Korea)	3.90%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2.37
China Mobile Ltd. (China)	1.86
China Construction Bank Corp. Class H (China)	1.52
Tencent Holdings Ltd. (China)	1.39
Industrial and Commercial Bank of China Ltd. Class H (China)	1.38
Gazprom OAO (Russia)	1.31
America Movil SAB de CV Series L (Mexico)	1.05
Hyundai Motor Co. (South Korea)	1.02
CNOOC Ltd. (China)	1.02

TOTAL	16.82%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 92.55%

BRAZIL — 5.53%
ALL–America Latina Logistica SA	4,567,600	$17,734,708
Anhanguera Educacional Participacoes SA	3,555,000	20,712,077
Arteris SA	1,225,300	11,092,233
Banco Bradesco SA	6,296,040	83,692,943
Banco do Brasil SA	5,844,874	56,673,543
Banco Santander (Brasil) SA Units	9,312,480	53,433,547
BB Seguridade Participacoes SA	6,309,200	51,063,860
BM&F Bovespa SA	18,485,900	90,905,339
BR Malls Participacoes SA	4,172,300	31,767,891
BR Properties SA	1,652,200	12,614,601
BRF–Brasil Foods SA	6,595,185	153,144,124
CCR SA	9,161,500	66,865,230
Centrais Eletricas Brasileiras SA	2,668,837	5,557,270
CETIP SA–Mercados Organizados	1,994,423	19,632,129
Cielo SA	3,652,062	89,734,537
Companhia de Bebidas das Americas	1,349,900	47,517,934
Companhia de Saneamento Basico do Estado de Sao Paulo	3,925,724	32,351,057
Companhia de Saneamento de Minas Gerais SA	382,400	4,624,769
Companhia Hering SA	1,378,100	18,498,726
Companhia Siderurgica Nacional SA	7,359,428	26,066,963
Cosan SA Industria e Comercio	1,253,300	21,921,678
CPFL Energia SA	2,194,136	17,998,339
Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,064,600	20,265,654
Duratex SA	3,305,178	16,795,621
EcoRodovias Infraestrutura e Logistica SA	1,913,400	12,314,917
EDP Energias do Brasil SA	2,735,800	12,314,092
Embraer SA	5,688,500	46,853,790

Security	Shares	Value

Estacio Participacoes SA	1,574,900	$11,633,537
Fibria Celulose SAa	2,584,561	29,985,778
Hypermarcas SA	3,193,600	21,817,291
JBS SA	5,842,965	18,090,284
Kroton Educacional SA	1,645,000	22,143,698
Localiza Rent A Car SA	1,259,687	16,506,500
Lojas Americanas SA	966,300	5,524,153
Lojas Renner SA	1,245,200	30,061,429
M Dias Branco SA	103,700	3,976,214
MPX Energia SAa	986,700	2,033,834
MPX Energia SA New[a]	210,098	455,159
MRV Engenharia e Participacoes SA	2,936,800	10,290,907
Multiplan Empreendimentos Imobiliarios SA	681,700	13,747,559
Multiplus SA	390,300	4,278,655
Natura Cosmeticos SA	1,789,200	33,696,148
Odontoprev SA	3,275,200	12,138,025
Petroleo Brasileiro SA	29,543,974	198,476,049
Porto Seguro SA	1,105,500	11,956,253
Qualicorp SAa	1,535,400	12,045,772
Raia Drogasil SA	1,780,000	12,639,408
Souza Cruz SA	3,849,800	40,486,707
Sul America SA Units	1,443,165	8,499,205
TIM Participacoes SA	8,813,376	34,775,983
Totvs SA	1,157,300	18,207,563
Tractebel Energia SA	1,519,300	21,857,673
Transmissora Alianca de Energia Eletrica SA	333,400	3,085,479
Ultrapar Participacoes SA	3,275,400	71,509,869
Vale SA	13,062,248	189,131,153
WEG SA	1,950,500	22,974,087

		1,924,171,944
CHILE — 1.60%
AES Gener SA	21,943,821	14,182,739
Aguas Andinas SA Series A	23,810,897	16,433,274
Banco de Chile	230,322,438	32,928,375
Banco de Credito e Inversiones	328,491	15,706,153
Banco Santander (Chile) SA	675,072,717	37,762,972
CAP SA	756,216	16,142,120
Cencosud SA	11,608,989	46,901,372
Colbun SA	64,526,958	16,621,539

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Compania Cervecerias Unidas SA	1,112,946	$14,900,038
CorpBanca SA	1,470,799,362	13,982,749
E.CL SA	6,006,319	7,845,654
Empresa Nacional de Electricidad SA	33,693,636	45,977,829
Empresa Nacional de Telecomunicaciones SA	1,180,393	18,711,628
Empresas CMPC SA	11,602,148	34,264,385
Empresas Copec SA	4,310,032	57,311,827
Enersis SA	202,425,368	64,105,602
LATAM Airlines Group SA	2,658,933	33,436,406
S.A.C.I. Falabella SA	6,324,595	62,646,786
Vina Concha y Toro SA	2,907,978	5,302,223

		555,163,671
CHINA — 19.49%
Agile Property Holdings Ltd.	15,924,000	16,962,272
Agricultural Bank of China Ltd. Class H	212,457,000	91,236,177
Air China Ltd. Class H	18,320,000	11,694,522
Aluminum Corp. of China Ltd. Class Ha,b	34,126,000	11,442,226
Anhui Conch Cement Co. Ltd. Class H	12,905,500	41,690,237
Anta Sports Products Ltd.[b]	8,923,402	11,530,549
AviChina Industry & Technology Co. Ltd. Class H	18,580,000	9,464,433
Bank of China Ltd. Class H	756,967,000	318,233,831
Bank of Communications Co. Ltd. Class H	81,720,600	53,957,685
BBMG Corp. Class H	10,579,500	7,244,551
Beijing Capital International Airport Co. Ltd. Class H	27,178,000	17,804,632
Beijing Enterprises Holdings Ltd.	6,049,000	42,904,029
Belle International Holdings Ltd.[b]	44,182,000	61,079,005
Bosideng International Holdings Ltd.[b]	20,594,000	4,196,136
Brilliance China Automotive Holdings Ltd.[a]	25,486,000	37,467,812
BYD Co. Ltd. Class Ha,b	4,316,000	15,500,954

Security	Shares	Value

China Agri-Industries Holdings Ltd.	28,509,600	$13,382,717
China BlueChemical Ltd. Class H	9,496,000	4,984,102
China CITIC Bank Corp. Ltd. Class H	74,492,800	35,544,125
China Coal Energy Co. Class H	40,006,000	23,577,249
China Communications Construction Co. Ltd. Class H	44,842,000	34,349,721
China Communications Services Corp. Ltd. Class H	13,694,000	9,200,678
China Construction Bank Corp. Class H	722,359,760	529,119,395
China COSCO Holdings Co. Ltd. Class Ha,b	25,832,000	11,859,321
China Everbright International Ltd.	13,799,000	13,025,983
China Everbright Ltd.	16,244,000	21,869,824
China Gas Holdings Ltd.	33,526,000	34,976,960
China International Marine Containers (Group) Co. Ltd. Class H	1,069,100	1,764,737
China Life Insurance Co. Ltd. Class H	76,547,000	187,951,986
China Longyuan Power Group Corp. Ltd. Class H	21,891,000	23,120,717
China Mengniu Dairy Co. Ltd.	13,936,000	58,947,282
China Merchants Bank Co. Ltd. Class H	39,784,042	68,954,081
China Merchants Holdings (International) Co. Ltd.	11,576,000	39,112,143
China Minsheng Banking Corp. Ltd. Class Hb	52,893,200	56,887,611
China Mobile Ltd.	60,237,500	647,476,997
China National Building Material Co. Ltd. Class Hb	29,000,000	26,664,861
China Oilfield Services Ltd. Class H	14,320,000	36,896,936
China Overseas Grand Oceans Group Ltd.[b]	2,219,000	2,901,664

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

China Overseas Land & Investment Ltd.	43,674,960	$130,105,692
China Pacific Insurance (Group) Co. Ltd. Class H	25,642,000	85,645,285
China Petroleum & Chemical Corp. Class H	248,762,800	179,328,388
China Railway Construction Corp. Ltd. Class Hb	19,085,500	18,164,009
China Railway Group Ltd. Class H	36,251,000	18,606,079
China Resources Cement Holdings Ltd.[b]	21,896,000	13,892,541
China Resources Enterprise Ltd.[b]	14,178,000	40,407,227
China Resources Gas Group Ltd.[b]	8,294,000	19,573,429
China Resources Land Ltd.[b]	23,396,000	63,963,066
China Resources Power Holdings Co. Ltd.	19,858,999	45,585,755
China Shanshui Cement Group Ltd.	19,083,000	7,579,650
China Shenhua Energy Co. Ltd. Class H	34,249,500	106,444,464
China Shipping Container Lines Co. Ltd. Class Ha,b	39,371,000	10,052,948
China Southern Airlines Co. Ltd. Class H	12,006,000	4,087,465
China State Construction International Holdings Ltd.	15,054,000	24,305,695
China Taiping Insurance Holdings Co. Ltd.[a]	7,131,000	9,766,226
China Telecom Corp. Ltd. Class H	131,686,000	66,400,013
China Unicom (Hong Kong) Ltd.	50,818,000	77,068,462
China Vanke Co. Ltd. Class B	9,993,804	20,130,922
Chongqing Rural Commercial Bank Co. Ltd. Class H	23,632,000	10,635,985
CITIC Pacific Ltd.[b]	14,055,000	16,258,299
CITIC Securities Co. Ltd. Class H	10,733,500	20,901,146

Security	Shares	Value

CNOOC Ltd.	179,195,000	$355,875,761
COSCO Pacific Ltd.	15,038,000	22,107,861
Country Garden Holdings Co. Ltd.	42,325,381	26,472,467
CSR Corp Ltd. Class H	18,117,000	13,177,019
Dah Chong Hong Holdings Ltd.[b]	8,419,000	6,470,809
Daphne International Holdings Ltd.[b]	9,230,000	5,915,751
Datang International Power Generation Co. Ltd. Class H	27,174,000	11,704,472
Dongfeng Motor Group Co. Ltd. Class H	26,550,000	36,772,284
ENN Energy Holdings Ltd.	8,302,000	41,218,792
Evergrande Real Estate Group Ltd.[a,b]	63,665,388	27,093,751
Far East Horizon Ltd.[b]	12,239,000	7,402,366
Fosun International Ltd.	12,470,000	9,085,874
Franshion Properties (China) Ltd.[b]	23,800,000	8,256,216
GCL-Poly Energy Holdings Ltd.[a,b]	79,473,000	21,009,962
Geely Automobile Holdings Ltd.[b]	39,905,000	20,996,131
Golden Eagle Retail Group Ltd.[b]	6,295,000	8,734,938
GOME Electrical Appliances Holdings Ltd.[a],b	95,646,200	9,867,554
Great Wall Motor Co. Ltd. Class H	10,136,000	51,631,590
Greentown China Holdings Ltd.[b]	3,837,500	7,165,867
Guangdong Investment Ltd.[b]	29,458,110	24,388,872
Guangzhou Automobile Group Co. Ltd. Class H	23,796,742	24,274,248
Guangzhou R&F Properties Co. Ltd. Class H	11,804,000	19,271,464
Haier Electronics Group Co. Ltd.	8,408,000	14,702,940
Haitong Securities Co. Ltd. Class H	9,184,400	13,312,784
Hengan International Group Co. Ltd.[b]	7,290,500	79,867,943

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Huaneng Power International Inc. Class H	39,164,000	$39,040,767
Industrial and Commercial Bank of China Ltd. Class H	731,803,085	480,356,662
Inner Mongolia Yitai Coal Co. Ltd. Class B	10,453,904	21,639,581
Intime Retail Group Co. Ltd.[b]	9,843,500	11,526,228
Jiangsu Expressway Co. Ltd. Class H	10,124,000	11,476,060
Jiangxi Copper Co. Ltd. Class H	15,266,000	29,412,210
Kingboard Chemical Holdings Co. Ltd.	5,838,100	12,693,486
Kunlun Energy Co. Ltd.[b]	31,414,000	45,777,649
Lee & Man Paper Manufacturing Ltd.[b]	13,425,000	7,946,553
Lenovo Group Ltd.	63,700,000	61,610,183
Longfor Properties Co. Ltd.	16,395,500	27,401,950
New China Life Insurance Co. Ltd. Class Ha	3,682,600	10,044,232
Nine Dragons Paper (Holdings) Ltd.[b]	16,490,000	11,206,837
Parkson Retail Group Ltd.[b]	8,849,500	3,480,730
People’s Insurance Co. Group of China Ltd. Class Hb	30,789,000	14,929,155
PetroChina Co. Ltd. Class H	215,624,000	234,688,249
PICC Property and Casualty Co. Ltd. Class H	30,545,200	42,542,061
Ping An Insurance (Group) Co. of China Ltd. Class H	18,830,000	131,978,038
Poly Property Group Co. Ltd.	22,229,458	13,444,774
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	13,532,000	12,756,489
Shanghai Electric Group Co. Ltd. Class H	19,856,000	7,348,953
Shanghai Industrial Holdings Ltd.	6,817,000	22,329,490

Security	Shares	Value

Shanghai Pharmaceuticals Holding Co. Ltd. Class H	5,192,500	$9,856,804
Shenzhou International Group Holdings Ltd.	1,573,000	5,111,885
Shimao Property Holdings Ltd.	16,156,000	41,169,215
Shougang Fushan Resources Group Ltd.[b]	23,214,000	7,783,504
Shui On Land Ltd.	67,363,600	20,849,149
Sihuan Pharmaceutical Holdings Group Ltd.[b]	16,790,000	12,536,637
Sino Biopharmaceutical Ltd.	18,156,000	12,971,247
Sino-Ocean Land Holdings Ltd.[b]	48,670,500	28,809,140
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	32,418,000	11,622,052
Sinopharm Group Co. Ltd. Class H	9,230,400	23,140,279
SOHO China Ltd.[b]	29,218,500	24,831,053
Sun Art Retail Group Ltd.[b]	20,221,000	27,537,109
Tencent Holdings Ltd.	10,319,500	483,876,277
Tingyi (Cayman Islands) Holding Corp.[b]	19,492,000	48,262,457
Tsingtao Brewery Co. Ltd. Class Hb	4,046,000	29,975,588
Uni-President China Holdings Ltd.[b]	5,964,000	5,099,211
Want Want China Holdings Ltd.[b]	62,556,000	92,772,361
Weichai Power Co. Ltd. Class H	3,984,200	14,437,741
Wumart Stores Inc. Class H	2,319,750	4,391,562
Yantai Changyu Pioneer Wine Co. Ltd. Class B	390,700	1,289,838
Yanzhou Coal Mining Co. Ltd. Class Hb	19,854,800	17,667,146
Yingde Gases Group Co. Ltd.[b]	9,293,500	8,329,442
Yuexiu Property Co. Ltd.	52,446,000	14,811,815
Zhaojin Mining Industry Co. Ltd. Class H	10,079,000	9,553,370
Zhejiang Expressway Co. Ltd. Class H	28,004,000	23,437,785

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Zhongsheng Group Holdings Ltd.[b]	5,886,000	$7,803,064
Zhuzhou CSR Times Electric Co. Ltd. Class H	4,858,000	15,317,510
Zijin Mining Group Co. Ltd. Class Hb	65,564,000	16,487,388
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	10,952,440	8,530,994
ZTE Corp. Class Ha,b	6,357,000	12,296,890

		6,784,847,453
COLOMBIA — 0.92%
Almacenes Exito SA	1,904,396	31,448,200
Bancolombia SA	348,439	4,746,370
Bancolombia SA SP ADR	459,941	25,328,951
Cementos Argos SA	3,758,143	17,775,787
Cemex Latam Holdings SAa	650,545	5,038,818
Corporacion Financiera Colombiana SA	844,582	16,825,350
Corporacion Financiera Colombiana SA NVS[a]	26,530	506,873
Ecopetrol SA	52,679,465	117,920,831
Grupo Argos SA	2,541,834	28,665,524
Grupo de Inversiones Suramericana SA	2,323,042	45,918,645
Interconexion Electrica SA ESP	3,125,084	14,910,553
Isagen SA ESP[a]	7,388,528	11,693,607

		320,779,509
CZECH REPUBLIC — 0.27%
CEZ AS	1,957,581	45,121,450
Komercni Banka AS	194,481	41,782,901
Telefonica O2 Czech Republic AS	369,522	5,506,212

		92,410,563
EGYPT — 0.16%
Orascom Telecom Holding SAE SP GDR[a,c]	18,272,482	54,525,086

		54,525,086
HUNGARY — 0.23%
Magyar Telekom Telecommunications PLC	3,514,855	4,840,204

Security	Shares	Value

MOL Hungarian Oil and Gas PLC	498,943	$35,313,724
OTP Bank PLC	2,196,556	40,705,344

		80,859,272
INDIA — 5.61%
ACC Ltd.	508,379	7,418,317
Adani Enterprises Ltd.	1,946,949	4,169,718
Adani Ports and Special Economic Zone Ltd.	3,688,242	7,030,938
Aditya Birla Nuvo Ltd.	272,174	4,679,934
Ambuja Cements Ltd.	6,542,657	16,992,885
Apollo Hospitals Enterprise Ltd.	663,834	8,686,510
Asian Paints Ltd.	2,810,494	17,906,424
Axis Bank Ltd.	55,852	704,131
Bajaj Auto Ltd.	783,979	21,797,630
Bank of Baroda	755,555	5,269,559
Bank of India	1,116,180	2,404,002
Bharat Heavy Electricals Ltd.	5,257,886	9,470,084
Bharat Petroleum Corp. Ltd.	1,696,952	7,011,774
Bharti Airtel Ltd.	5,868,587	26,567,192
Cairn India Ltd.	4,684,616	22,738,858
Canara Bank Ltd.	864,291	2,652,917
Cipla Ltd.	3,386,864	21,373,588
Coal India Ltd.	5,344,884	20,337,579
Dabur India Ltd.	3,417,213	8,435,711
Divi’s Laboratories Ltd.	360,079	5,418,625
DLF Ltd.	4,011,953	7,881,815
Dr. Reddy’s Laboratories Ltd.	1,023,419	35,516,837
GAIL (India) Ltd.	3,431,013	15,342,709
GlaxoSmithKline Consumer Healthcare Ltd.	42,983	2,645,305
Godrej Consumer Products Ltd.	1,060,862	13,005,876
HCL Technologies Ltd.	2,091,678	32,939,101
HDFC Bank Ltd.	15,526,299	139,588,642
Hero Motocorp Ltd.	639,811	19,817,969
Hindalco Industries Ltd.	10,174,169	16,176,728
Hindustan Unilever Ltd.	3,932,083	37,580,049
Housing Development Finance Corp. Ltd.	14,627,001	159,099,353
ICICI Bank Ltd.	3,452,300	41,997,671

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Idea Cellular Ltd.[a]	6,807,443	$16,475,104
Infosys Ltd.	4,556,820	214,209,163
Infrastructure Development Finance Co. Ltd.	1,056,369	1,287,085
ITC Ltd.	21,741,282	101,582,167
Jaiprakash Associates Ltd.	9,063,104	4,540,468
Jindal Steel & Power Ltd.	3,493,042	11,728,945
JSW Steel Ltd.	839,233	6,877,595
Kotak Mahindra Bank Ltd.	2,903,240	28,984,064
Larsen & Toubro Ltd.	3,134,169	34,370,549
LIC Housing Finance Ltd.	3,140,952	7,886,846
Lupin Ltd.	758,306	9,138,236
Mahindra & Mahindra Financial Services Ltd.	1,023,440	3,914,383
Mahindra & Mahindra Ltd.	2,989,387	35,438,737
NTPC Ltd.	10,043,844	19,899,185
Oil & Natural Gas Corp. Ltd.	7,614,247	28,713,329
Oil India Ltd.	416,702	2,741,328
Piramal Enterprises Ltd.	376,876	3,585,370
Power Finance Corp. Ltd.	2,719,489	4,490,635
Power Grid Corp. of India Ltd.	10,019,412	14,808,470
Ranbaxy Laboratories Ltd.[a]	1,262,783	7,795,157
Reliance Capital Ltd.	962,607	4,549,327
Reliance Communications Ltd.	4,327,016	8,068,539
Reliance Industries Ltd.	13,005,426	168,074,512
Reliance Infrastructure Ltd.	851,330	4,410,629
Reliance Power Ltd.[a]	4,943,622	5,065,585
Rural Electrification Corp. Ltd.	2,683,954	6,859,174
Sesa Goa Ltd.	3,434,078	9,810,538
Sesa Goa Ltd. New	7,860,923	22,457,230
Shriram Transport Finance Co. Ltd.	1,311,927	10,294,666
Siemens Ltd.	535,787	3,508,930
State Bank of India	1,345,970	30,943,865
Sun Pharmaceuticals Industries Ltd.	6,182,725	48,773,063
Tata Communications Ltd.	402,656	1,004,659
Tata Communications Ltd. SP ADR[b]	1,392,503	6,948,816
Tata Consultancy Services Ltd.	4,752,908	146,263,244

Security	Shares	Value

Tata Motors Ltd.	7,733,495	$35,027,219
Tata Power Co. Ltd.	9,012,404	10,346,463
Tata Steel Ltd.	2,949,942	12,233,754
Titan Industries Ltd.	2,142,635	7,285,348
Ultratech Cement Ltd.	563,492	12,578,571
Unitech Ltd.[a]	12,944,235	3,242,426
United Breweries Ltd.	639,551	6,926,452
United Spirits Ltd.	850,198	28,320,846
Wipro Ltd.	5,742,043	42,028,939
Wockhardt Ltd.	272,157	1,933,769
Zee Entertainment Enterprises Ltd.	4,561,432	15,982,617

		1,954,064,428
INDONESIA — 2.59%
PT Adaro Energy Tbk	111,676,000	9,510,868
PT Astra Agro Lestari Tbk	4,140,000	7,487,637
PT Astra International Tbk	212,699,500	117,841,756
PT Bank Central Asia Tbk	137,460,500	113,921,019
PT Bank Danamon Indonesia Tbk	37,743,216	13,998,171
PT Bank Mandiri (Persero) Tbk	97,079,400	63,119,390
PT Bank Negara Indonesia (Persero) Tbk	74,351,276	26,213,591
PT Bank Rakyat Indonesia (Persero) Tbk	120,197,122	72,646,612
PT Bukit Asam (Persero) Tbk	5,407,500	5,991,827
PT Bumi Resources Tbk[a]	162,877,000	6,115,345
PT Bumi Serpong Damai Tbk	61,601,500	7,389,924
PT Charoen Pokphand Indonesia Tbk	82,475,945	25,490,505
PT Global Mediacom Tbk	46,000,500	7,371,875
PT Gudang Garam Tbk	5,952,500	20,686,573
PT Indo Tambangraya Megah Tbk	3,702,500	10,866,770
PT Indocement Tunggal Prakarsa Tbk	11,040,500	19,917,386
PT Indofood CBP Sukses Makmur Tbk	2,495,500	2,285,256
PT Indofood Sukses Makmur Tbk	48,078,500	28,618,155
PT Indosat Tbk	3,846,560	1,453,027

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

PT Jasa Marga (Persero) Tbk	16,539,000	$8,254,354
PT Kalbe Farma Tbk	196,830,515	24,333,443
PT Lippo Karawaci Tbk	155,049,000	16,328,420
PT Matahari Department Store Tbk[a]	9,357,000	10,668,008
PT Media Nusantara Citra Tbk[a]	28,046,500	7,576,664
PT Perusahaan Gas Negara (Persero) Tbk	131,225,500	64,891,731
PT Semen Gresik (Persero) Tbk	27,144,000	31,320,000
PT Telekomunikasi Indonesia (Persero) Tbk	495,278,500	99,781,383
PT Unilever Indonesia Tbk	12,639,000	36,111,429
PT United Tractors Tbk	22,690,153	32,830,075
PT XL Axiata Tbk	18,805,000	7,706,261

		900,727,455
MALAYSIA — 3.83%
AirAsia Bhd	13,361,800	10,494,998
Alliance Financial Group Bhd	7,808,300	12,004,541
AMMB Holdings Bhd	23,344,975	52,805,591
Astro Malaysia Holdings Bhd	1,161,000	1,046,217
Axiata Group Bhd	25,139,700	51,584,315
Berjaya Sports Toto Bhd	13,814,948	16,781,077
British American Tobacco (Malaysia) Bhd	1,460,500	27,629,338
Bumi Armada Bhd[a]	9,188,700	10,909,789
CIMB Group Holdings Bhd	45,099,000	99,953,031
DiGi.Com Bhd	26,853,700	38,423,743
Felda Global Ventures Holdings Bhd	11,011,500	14,649,594
Gamuda Bhd	25,686,700	34,955,339
Genting Bhd	22,640,800	64,308,901
Genting Malaysia Bhd	42,485,100	54,452,324
Genting Plantations Bhd	3,950,800	11,414,291
Hong Leong Bank Bhd	3,585,200	15,389,701
Hong Leong Financial Group Bhd	726,700	3,207,900
IHH Healthcare Bhd[a]	20,448,600	24,963,509
IJM Corp. Bhd	20,686,820	34,827,038
IOI Corp. Bhd	36,921,220	60,697,036
Kuala Lumpur Kepong Bhd	5,602,100	36,702,090

Security	Shares	Value

Lafarge Malaysia Bhd	3,645,500	$10,498,951
Malayan Banking Bhd	39,533,600	120,354,974
Malaysia Airports Holdings Bhd	4,568,600	9,708,145
Maxis Bhd	17,284,900	35,993,216
MISC Bhd[a]	8,666,700	12,453,558
MMC Corp. Bhd	12,477,400	9,496,461
Parkson Holdings Bhd	7,101,210	7,242,272
Petronas Chemicals Group Bhd	21,014,100	42,351,272
Petronas Dagangan Bhd	1,332,600	11,278,265
Petronas Gas Bhd	4,424,800	27,130,062
PPB Group Bhd	5,072,500	20,600,396
Public Bank Bhd Foreign	8,846,900	46,217,461
RHB Capital Bhd	3,803,000	8,660,154
Sapurakencana Petroleum Bhd[a]	31,945,700	34,914,396
Sime Darby Bhd	28,849,673	82,471,552
Telekom Malaysia Bhd	10,535,300	17,351,693
Tenaga Nasional Bhd	32,454,750	86,256,174
UEM Sunrise Bhd	10,318,600	7,916,241
UMW Holdings Bhd	7,350,500	28,151,089
YTL Corp. Bhd	43,199,262	20,384,765
YTL Power International Bhd	34,492,060	16,801,064

		1,333,432,524
MEXICO — 5.27%
Alfa SAB de CV Series A	33,776,900	85,378,249
America Movil SAB de CV Series L	381,041,700	367,000,918
Arca Continental SAB de CV	4,911,036	31,113,282
Cemex SAB de CV CPO[a]	112,927,754	128,303,927
Coca-Cola FEMSA SAB de CV Series L	4,062,893	48,433,993
Compartamos SAB de CV	10,634,100	18,660,647
Controladora Comercial Mexicana SAB de CV BC Units[b]	3,518,100	13,332,524
El Puerto de Liverpool SA de CV Series C1	2,057,700	21,597,220
Fibra Uno Administracion SA de CV	13,122,800	38,517,266
Fomento Economico Mexicano SAB de CV BD Units	20,246,100	191,786,004

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Genomma Lab Internacional SAB de CV Series Ba,b	3,486,400	$7,478,318
Grupo Aeroportuario del Pacifico SAB de CV Series B	1,022,000	5,100,049
Grupo Aeroportuario del Sureste SAB de CV Series Bb	2,054,000	23,067,503
Grupo Bimbo SAB de CV Series Ab	11,984,600	34,871,308
Grupo Carso SAB de CV Series A1	3,087,941	15,259,313
Grupo Comercial Chedraui SA de CV	357,500	1,022,270
Grupo Financiero Banorte SAB de CV Series O	24,391,256	152,518,421
Grupo Financiero Inbursa SAB de CV Series O	20,524,700	43,779,468
Grupo Financiero Santander Mexico SAB de CV Series Bb	18,179,800	49,547,852
Grupo Mexico SAB de CV Series B	39,709,988	113,610,062
Grupo Televisa SAB de CV CPO	27,496,000	138,056,609
Industrias CH SAB de CV Series Ba,b	1,510,900	8,688,354
Industrias Penoles SAB de CV	1,443,953	44,101,560
Kimberly-Clark de Mexico SAB de CV Series A	20,467,100	58,035,081
Mexichem SAB de CV	9,939,592	39,603,527
Minera Frisco SAB de CV Series A1[a,b]	3,366,241	9,149,258
OHL Mexico SAB de CVa	3,859,400	10,044,499
Wal-Mart de Mexico SAB de CV Series V	56,003,600	134,388,507

		1,832,445,989
MOROCCO — 0.01%
Attijariwafa Bank	50,453	1,870,563
Douja Promotion Groupe Addoha SA	148,710	724,463
Maroc Telecom SA	114,980	1,212,734

		3,807,760

Security	Shares	Value

PERU — 0.45%
Compania de Minas Buenaventura SA SP ADR	2,109,605	$26,644,311
Credicorp Ltd.	690,168	83,675,969
Southern Copper Corp.	1,695,594	46,628,835

		156,949,115
PHILIPPINES — 0.91%
Aboitiz Equity Ventures Inc.	19,223,650	19,827,083
Aboitiz Power Corp.	4,759,564	3,468,292
Alliance Global Group Inc.[a]	5,837,580	3,403,074
Ayala Corp.	2,615,556	31,961,391
Ayala Land Inc.	50,088,200	29,760,926
Bank of the Philippine Islands	12,793,734	26,390,662
BDO Unibank Inc.	8,291,306	13,756,875
DMCI Holdings Inc.	1,198,000	1,296,043
Energy Development Corp.	4,171,200	538,702
Globe Telecom Inc.	586,540	20,002,855
International Container Terminal Services Inc.	7,594,910	16,177,499
Jollibee Foods Corp.	9,134,589	32,974,637
Metro Pacific Investments Corp.	22,022,600	2,592,346
Metropolitan Bank & Trust Co.	742,388	1,356,606
Philippine Long Distance Telephone Co.	429,665	27,725,916
SM Investments Corp.	1,996,275	29,988,885
SM Prime Holdings Inc.	87,992,025	31,961,229
Universal Robina Corp.	8,065,450	21,682,678

		314,865,699
POLAND — 1.70%
Alior Bank SAa	228,912	6,469,137
Bank Handlowy w Warszawie SA	342,679	10,827,291
Bank Millennium SAa	4,374,718	8,985,213
Bank Pekao SA	1,307,241	70,252,470
Bank Zachodni WBK SA	273,502	26,347,085
BRE Bank SA	152,949	20,879,765
Cyfrowy Polsat SAa	2,349,298	14,598,989
ENEA SA	1,188,262	5,284,834
Eurocash SA	630,888	10,112,914
Grupa Azoty SA	137,063	3,090,294
Grupa Lotos SAa	661,902	7,786,842

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Jastrzebska Spolka Weglowa SA	431,334	$9,049,654
Kernel Holding SAa	460,078	6,735,448
KGHM Polska Miedz SA	1,433,355	54,275,136
Polska Grupa Energetyczna SA	6,669,103	34,995,926
Polski Koncern Naftowy Orlen SA	3,383,031	47,008,745
Polskie Gornictwo Naftowe i Gazownictwo SA	18,237,761	34,811,015
Powszechna Kasa Oszczednosci Bank Polski SAa	8,691,119	102,835,849
Powszechny Zaklad Ubezpieczen SA	561,660	75,972,202
Synthos SA	6,153,859	8,419,920
Tauron Polska Energia SA	11,235,174	14,851,840
Telekomunikacja Polska SA	7,619,949	18,004,049

		591,594,618
RUSSIA — 5.65%
Federal Grid Co. of Unified Energy System OJSC[a]	2,519,838,500	8,018,115
Gazprom OAO	114,999,947	455,469,267
INTER RAO UES OJSC[a]	10,932,141,700	3,883,351
LSR Group OJSC SP GDR[c]	1,863,536	7,826,851
LUKOIL OAO	5,072,922	293,151,920
Magnit OJSC SP GDR[c]	2,564,990	142,356,945
MegaFon OAO SP GDR	853,938	28,863,104
MMC Norilsk Nickel OJSC	513,923	67,436,673
Mobile TeleSystems OJSC SP ADR	5,100,345	107,923,300
NovaTek OAO SP GDR[c]	941,432	112,783,554
Rosneft Oil Co. OJSC	12,147,247	89,848,703
Rostelecom OJSC	12,354,260	37,285,730
RusHydro OJSC	1,300,923,100	21,113,681
Sberbank of Russia	108,406,891	287,203,555
Severstal OAO	2,039,643	16,897,502
Sistema JSFC SP GDR[c]	1,036,554	22,949,306
Surgutneftegas OJSC	72,711,710	56,923,992
Tatneft OAO Class S	15,356,770	96,254,757
TMK OAO SP GDR[c]	665,572	8,565,912
Uralkali OJSC	12,606,845	60,000,148
VTB Bank OJSC	32,250,632,000	43,093,809

		1,967,850,175

Security	Shares	Value

SOUTH AFRICA — 7.37%
African Bank Investments Ltd.[b]	10,480,162	$16,711,361
African Rainbow Minerals Ltd.	650,008	11,952,886
Anglo American Platinum Ltd.[a]	617,050	24,688,628
AngloGold Ashanti Ltd.	3,825,350	52,294,600
Aspen Pharmacare Holdings Ltd.[a]	2,756,514	63,520,139
Assore Ltd.	153,353	5,869,971
Barclays Africa Group Ltd.	2,725,231	36,457,050
Barloworld Ltd.	2,143,627	18,369,759
Bidvest Group Ltd.	3,321,486	81,984,692
Discovery Ltd.	2,157,767	17,831,444
Exxaro Resources Ltd.	1,737,589	27,552,688
FirstRand Ltd.	35,444,482	104,073,389
Foschini Group Ltd. (The)[b]	2,862,803	26,900,452
Gold Fields Ltd.	7,385,238	38,876,885
Growthpoint Properties Ltd.	13,689,822	31,748,196
Harmony Gold Mining Co. Ltd.	3,996,268	15,082,097
Impala Platinum Holdings Ltd.	5,118,942	56,732,733
Imperial Holdings Ltd.	2,264,581	46,045,669
Investec Ltd.	4,868,868	31,587,500
Kumba Iron Ore Ltd.	679,239	29,846,455
Liberty Holdings Ltd.	1,256,165	14,105,944
Life Healthcare Group Holdings Ltd.	8,052,460	27,834,888
Massmart Holdings Ltd.	583,686	8,977,286
Mediclinic International Ltd.	2,428,225	17,477,245
MMI Holdings Ltd.	8,333,165	16,737,936
Mr. Price Group Ltd.	1,957,912	23,940,020
MTN Group Ltd.	16,899,791	309,991,772
Nampak Ltd.	2,345,660	6,871,380
Naspers Ltd. Class N	3,909,106	323,832,463
Nedbank Group Ltd.	2,837,016	52,224,808
Netcare Ltd.	16,354,277	37,080,980
Northam Platinum Ltd.[a]	1,583,084	6,446,109
Pick n Pay Stores Ltd.[b]	5,627,049	21,038,932
PPC Ltd.	6,038,031	17,469,667
Redefine Properties Ltd.	16,231,326	14,518,011
Remgro Ltd.	4,371,234	79,818,451
Reunert Ltd.	2,316,018	15,468,766

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

RMB Holdings Ltd.	3,988,556	$15,746,247
RMI Holdings Ltd.	3,817,874	9,644,410
Sanlam Ltd.	20,689,227	92,991,419
Sappi Ltd.[a]	2,751,505	6,574,488
Sasol Ltd.	5,535,209	260,426,692
Shoprite Holdings Ltd.	4,957,839	78,020,245
SPAR Group Ltd. (The)	1,830,207	20,596,754
Standard Bank Group Ltd.	12,607,502	140,958,791
Steinhoff International Holdings Ltd.[a]	8,099,053	23,219,236
Tiger Brands Ltd.	1,890,727	52,205,925
Truworths International Ltd.	5,408,640	43,317,708
Vodacom Group Ltd.[b]	2,948,014	33,409,482
Woolworths Holdings Ltd.	8,587,958	57,199,943

		2,566,272,592
SOUTH KOREA — 15.14%
AmorePacific Corp.[b]	36,885	29,905,410
AmorePacific Group	23,841	7,882,210
BS Financial Group Inc.	1,637,570	21,021,911
Celltrion Inc.[b]	735,743	29,892,356
Cheil Industries Inc.	519,839	41,351,096
Cheil Worldwide Inc.[a,b]	933,740	20,019,830
CJ CheilJedang Corp.[b]	90,126	20,663,094
CJ Corp.	149,138	14,308,542
Coway Co. Ltd.	608,547	32,235,092
Daelim Industrial Co. Ltd.[b]	301,227	23,744,302
Daewoo Engineering & Construction Co. Ltd.[a,b]	699,910	4,653,246
Daewoo International Corp.	329,586	10,391,883
Daewoo Securities Co. Ltd.	1,569,600	13,220,810
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	989,410	26,427,644
DGB Financial Group Inc.	1,290,010	18,070,948
Dongbu Insurance Co. Ltd.	386,226	16,387,770
Doosan Corp.	118,770	14,818,832
Doosan Heavy Industries & Construction Co. Ltd.[b]	427,305	16,417,781
Doosan Infracore Co. Ltd.[a,b]	892,520	10,894,686
E-Mart Co. Ltd.	215,451	39,982,799
GS Engineering & Construction Corp.[b]	331,025	10,556,538
GS Holdings Corp.	488,686	24,961,485

Security	Shares	Value

Halla Visteon Climate Control Corp.[b]	191,287	$6,565,501
Hana Financial Group Inc.	2,715,908	85,632,881
Hankook Tire Co. Ltd.	732,001	37,983,206
Hanwha Chemical Corp.[b]	814,960	12,994,723
Hanwha Corp.	376,660	11,061,768
Hanwha Life Insurance Co. Ltd.	2,134,240	12,497,239
Hite Jinro Co. Ltd.	37,690	853,929
Hyosung Corp.	237,081	15,163,957
Hyundai Department Store Co. Ltd.	137,097	18,340,529
Hyundai Development Co.	463,490	8,977,105
Hyundai Engineering & Construction Co. Ltd.[b]	714,333	36,937,718
Hyundai Glovis Co. Ltd.	129,157	21,757,902
Hyundai Heavy Industries Co. Ltd.	413,128	84,668,817
Hyundai Hysco Co. Ltd.	327,483	12,803,714
Hyundai Marine & Fire Insurance Co. Ltd.	641,420	17,103,763
Hyundai Merchant Marine Co. Ltd.[a,b]	427,388	7,142,063
Hyundai Mipo Dockyard Co. Ltd.[b]	124,615	15,155,196
Hyundai Mobis Co. Ltd.	681,700	171,338,498
Hyundai Motor Co.	1,589,544	356,557,323
Hyundai Securities Co. Ltd.	615,940	3,162,793
Hyundai Steel Co.	570,891	37,749,110
Hyundai Wia Corp.	149,904	23,159,800
Industrial Bank of Korea	1,410,520	14,358,701
Kangwon Land Inc.	786,010	19,613,961
KB Financial Group Inc.	4,293,955	138,096,656
KCC Corp.	33,282	12,547,648
Kia Motors Corp.[b]	2,593,585	157,009,965
Korea Aerospace Industries Ltd.[b]	447,470	10,883,915
Korea Electric Power Corp.[a]	2,555,305	70,670,568
Korea Gas Corp.	278,623	13,930,523
Korea Investment Holdings Co. Ltd.	290,990	10,302,155
Korea Zinc Co. Ltd.[b]	84,306	24,265,364
Korean Air Lines Co. Ltd.[a]	352,815	8,963,004
KT Corp.	38,200	1,242,304

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

KT Corp. SP ADR	548,585	$8,815,761
KT&G Corp.	1,139,660	74,536,567
Kumho Petro Chemical Co. Ltd.[b]	120,113	9,976,504
LG Chem Ltd.	462,288	119,731,363
LG Corp.	984,831	59,442,076
LG Display Co. Ltd.[a]	2,307,712	60,912,537
LG Electronics Inc.[b]	1,050,973	68,546,863
LG Household & Health Care Ltd.	98,773	43,689,512
LG Innotek Co. Ltd.[a,b]	126,104	9,576,656
LG Uplus Corp.[a]	2,263,740	26,613,042
Lotte Chemical Corp.[b]	168,882	26,091,854
Lotte Confectionery Co. Ltd.	4,448	6,058,624
Lotte Shopping Co. Ltd.	98,857	30,323,687
LS Corp.	137,079	8,730,675
LS Industrial Systems Co. Ltd.	168,846	9,415,402
Mirae Asset Securities Co. Ltd.	150,099	4,320,223
NCsoft Corp.[b]	164,554	24,014,907
NHN Corp.	288,799	116,164,816
NHN Entertainment Corp.a,[b]	132,867	12,986,848
OCI Co. Ltd.[b]	153,053	21,716,002
ORION Corp.	36,698	32,596,935
POSCO	647,967	188,252,203
S-Oil Corp.	445,015	30,788,840
S1 Corp.	247,803	14,175,479
Samsung C&T Corp.	1,307,369	67,485,468
Samsung Card Co. Ltd.	337,718	11,013,370
Samsung Electro-Mechanics Co. Ltd.	624,663	45,919,103
Samsung Electronics Co. Ltd.	1,100,566	1,356,312,137
Samsung Engineering Co. Ltd.[b]	296,826	22,514,976
Samsung Fire & Marine Insurance Co. Ltd.	368,271	82,940,183
Samsung Heavy Industries Co. Ltd.	1,663,670	59,200,004
Samsung Life Insurance Co. Ltd.	590,950	56,430,521
Samsung SDI Co. Ltd.	365,237	55,605,651

Security	Shares	Value

Samsung Securities Co. Ltd.	556,316	$22,502,219
Samsung Techwin Co. Ltd.[b]	426,940	25,538,324
Shinhan Financial Group Co. Ltd.	4,370,198	161,020,763
Shinsegae Co. Ltd.	75,073	13,559,873
SK C&C Co. Ltd.	206,619	20,381,767
SK Holdings Co. Ltd.	250,325	42,169,970
SK Hynix Inc.[a,b]	5,132,460	130,617,535
SK Innovation Co. Ltd.	610,880	77,044,457
SK Networks Co. Ltd.	740,030	4,399,980
SK Telecom Co. Ltd.	62,294	12,430,180
SK Telecom Co. Ltd. SP ADR	152,489	3,344,084
Woori Finance Holdings Co. Ltd.	3,421,280	34,211,259
Woori Investment & Securities Co. Ltd.	1,074,711	10,552,993
Yuhan Corp.	108,841	19,217,906

		5,269,190,663
TAIWAN — 11.82%
Acer Inc.[a,b]	27,002,053	18,001,669
Advanced Semiconductor Engineering Inc.	53,890,701	47,633,512
Advantech Co. Ltd.	2,242,800	11,392,190
Asia Cement Corp.	22,940,292	28,671,053
ASUSTeK Computer Inc.[b]	6,424,968	51,207,367
AU Optronics Corp.[a,b]	80,657,000	31,805,130
Catcher Technology Co. Ltd.[b]	5,802,210	27,630,033
Cathay Financial Holding Co. Ltd.	70,430,023	99,792,243
Chailease Holding Co. Ltd.[b]	7,370,200	14,999,254
Chang Hwa Commercial Bank Ltd.	33,672,761	18,229,168
Cheng Shin Rubber Industry Co. Ltd.	21,579,128	55,526,169
Cheng Uei Precision Industry Co. Ltd.	3,218,503	6,420,980
Chicony Electronics Co. Ltd.	7,163,675	16,565,901
China Airlines Ltd.[a]	21,205,347	7,440,597
China Development Financial Holding Corp.	147,678,848	40,516,745

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

China Life Insurance Co. Ltd.	16,054,992	$15,854,067
China Motor Co. Ltd.	4,642,000	4,002,192
China Petrochemical Development Corp.	20,477,725	9,477,735
China Steel Corp.[b]	127,490,288	107,788,076
Chunghwa Telecom Co. Ltd.	40,016,410	126,503,447
Clevo Co.[b]	8,527,553	16,642,186
Compal Electronics Inc.[b]	42,704,908	28,755,832
CTBC Financial Holding Co. Ltd.	125,448,755	79,022,508
CTCI Corp.	1,338,000	2,240,098
Delta Electronics Inc.	19,133,000	86,635,416
E.Sun Financial Holding Co. Ltd.	35,704,076	22,609,976
Eclat Textile Co. Ltd.	1,000,000	8,939,164
Epistar Corp.	6,667,345	10,917,472
EVA Airways Corp.[a]	12,640,800	6,716,527
Evergreen Marine Corp. Ltd.[a]	17,926,325	10,123,975
Far Eastern Department Stores Co. Ltd.	11,837,812	12,164,371
Far Eastern New Century Corp.	29,514,356	31,709,353
Far EasTone Telecommunications Co. Ltd.	13,893,000	35,145,119
Farglory Land Development Co. Ltd.	11,337,000	20,495,972
Feng Hsin Iron & Steel Co. Ltd.	5,941,000	10,482,541
First Financial Holding Co. Ltd.[b]	56,387,791	32,599,000
Formosa Chemicals & Fibre Corp.	30,714,090	79,750,198
Formosa International Hotels Corp.[b]	271,923	3,003,243
Formosa Petrochemical Corp.[b]	8,586,000	21,806,079
Formosa Plastics Corp.	44,555,280	111,073,665
Formosa Taffeta Co. Ltd.	9,947,000	9,107,848
Foxconn Technology Co. Ltd.[b]	8,098,819	20,649,965

Security	Shares	Value

Fubon Financial Holding Co. Ltd.	65,760,969	$90,100,076
Giant Manufacturing Co. Ltd.	4,723,203	31,804,221
Hermes Microvision Inc.[b]	372,000	10,019,616
Highwealth Construction Corp.	3,306,600	7,348,123
Hiwin Technologies Corp.[b]	1,747,300	11,444,495
Hon Hai Precision Industry Co. Ltd.	99,776,231	270,742,367
Hotai Motor Co. Ltd.	2,508,000	24,808,034
HTC Corp.[b]	7,357,708	38,479,550
Hua Nan Financial Holdings Co. Ltd.	31,733,162	17,285,186
Innolux Corp.[a,b]	57,289,958	28,717,251
Inventec Corp.	19,669,281	16,005,179
Kinsus Interconnect Technology Corp.	2,058,000	7,530,652
Largan Precision Co. Ltd.[b]	1,155,000	40,334,007
LCY Chemical Corp.	4,846,076	5,757,089
Lite-On Technology Corp.	18,152,734	30,755,522
MediaTek Inc.[b]	11,860,176	145,455,550
Mega Financial Holding Co. Ltd.	77,168,229	58,924,762
Merida Industry Co. Ltd.	1,662,000	10,885,796
MStar Semiconductor Inc.	3,007,331	27,435,759
Nan Kang Rubber Tire Co. Ltd.[b]	5,962,248	6,973,506
Nan Ya Plastics Corp.	52,086,160	101,998,328
Novatek Microelectronics Corp. Ltd.	5,135,000	21,364,016
Pegatron Corp.[a]	13,439,414	20,793,827
Phison Electronics Corp.	1,527,535	10,719,723
Pou Chen Corp.	29,319,220	32,038,580
Powertech Technology Inc.[b]	4,666,300	8,529,687
President Chain Store Corp.	6,570,000	45,886,481
Quanta Computer Inc.[b]	22,980,000	48,456,549
Radiant Opto-Electronics Corp.[b]	4,460,240	14,159,729
Realtek Semiconductor Corp.[b]	3,724,637	8,264,663
Ruentex Development Co. Ltd.[b]	11,029,339	21,782,617

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Ruentex Industries Ltd.	6,468,009	$16,059,519
ScinoPharm Taiwan Ltd.	2,832,640	7,932,471
Shin Kong Financial Holding Co. Ltd.[a]	36,773,002	12,411,480
Siliconware Precision Industries Co. Ltd.	30,086,190	33,781,550
Simplo Technology Co. Ltd.	3,515,202	16,798,071
SinoPac Financial Holdings Co. Ltd.	52,226,209	23,299,300
Standard Foods Corp.	3,041,914	8,965,791
Synnex Technology International Corp.[b]	14,051,985	22,140,757
Taishin Financial Holdings Co. Ltd.	45,937,121	19,802,799
Taiwan Business Bank Ltd.[a]	20,400,811	5,897,075
Taiwan Cement Corp.	38,404,296	50,693,234
Taiwan Cooperative Financial Holding Co. Ltd.	34,025,245	18,192,582
Taiwan Fertilizer Co. Ltd.	6,609,000	15,172,795
Taiwan Glass Industry Corp.[b]	4,664,176	4,278,489
Taiwan Mobile Co. Ltd.	19,965,600	72,057,505
Taiwan Semiconductor Manufacturing Co. Ltd.	245,607,000	824,859,346
Teco Electric and Machinery Co. Ltd.[b]	30,885,000	32,356,255
TPK Holding Co. Ltd.[b]	2,113,827	22,463,098
Transcend Information Inc.	489,000	1,442,921
Tripod Technology Corp.	2,822,920	5,594,050
TSRC Corp.	9,715,850	16,493,682
U-Ming Marine Transport Corp.	4,098,000	6,313,148
Uni-President Enterprises Co.	48,063,733	87,536,081
Unimicron Technology Corp.	9,627,000	7,817,544
United Microelectronics Corp.[b]	121,222,000	49,826,416
Vanguard International Semiconductor Corp.	6,435,000	6,956,582
Walsin Lihwa Corp.[a]	19,853,000	5,871,411
Wan Hai Lines Ltd.	2,650,300	1,434,773
Wistron Corp.[b]	19,471,212	17,470,703

Security	Shares	Value

WPG Holdings Co. Ltd.	11,017,532	$12,665,311
Yang Ming Marine Transport Corp.[a]	28,845,075	12,627,462
Yuanta Financial Holding Co. Ltd.	73,519,140	36,852,315
Yulon Motor Co. Ltd.[b]	11,835,000	19,497,920
Zhen Ding Technology Holding Ltd.	1,461,075	3,876,735

		4,114,288,148
THAILAND — 2.39%
Advanced Information Service PCL NVDR	11,069,200	82,528,984
Airports of Thailand PCL NVDR	4,235,900	21,515,056
Bangkok Bank PCL Foreign	8,521,200	47,913,551
Bangkok Bank PCL NVDR	6,568,800	36,527,344
Bangkok Dusit Medical Services PCL NVDR	3,109,000	12,459,180
Bank of Ayudhya PCL NVDR	21,437,600	25,306,890
Banpu PCL NVDR	1,827,150	15,666,151
BEC World PCL NVDR	9,724,800	16,464,790
Central Pattana PCL NVDR	12,924,300	14,855,517
Charoen Pokphand Foods PCL NVDR	33,110,400	23,863,351
CP All PCL NVDR	45,914,900	46,713,668
Glow Energy PCL NVDR	5,392,400	10,511,746
Home Product Center PCL NVDR	9,003,500	3,132,625
Indorama Ventures PCL NVDR	18,871,680	10,142,282
IRPC PCL NVDR	94,765,700	8,772,966
Kasikornbank PCL Foreign	12,643,800	62,453,066
Kasikornbank PCL NVDR	6,628,700	32,741,948
Krung Thai Bank PCL NVDR	42,667,900	21,870,778
Minor International PCL NVDR	3,657,700	2,431,649
PTT Exploration & Production PCL NVDR	13,322,139	68,907,616
PTT Global Chemical PCL NVDR	15,299,530	32,794,892
PTT PCL NVDR	8,462,200	85,962,703
Siam Cement PCL Foreign	3,185,900	39,192,805
Siam Cement PCL NVDR	1,186,400	14,484,473

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Siam Commercial Bank PCL NVDR	17,117,400	$71,521,911
Thai Oil PCL NVDR	8,578,300	14,523,683
True Corp. PCL NVDR[a]	36,634,700	7,397,501

		830,657,126
TURKEY — 1.61%
Akbank TAS	18,135,503	60,325,628
Anadolu Efes Biracilik ve Malt Sanayii AS	1,613,384	18,641,086
Arcelik ASb	1,511,913	7,640,232
BIM Birlesik Magazalar AS	1,948,036	35,840,231
Coca-Cola Icecek AS	408,394	9,577,448
Emlak Konut Gayrimenkul Yatirim Ortakligi ASb	7,275,126	8,494,934
Enka Insaat ve Sanayi AS	1,984,891	4,761,984
Eregli Demir ve Celik Fabrikalari TAS[b]	15,570,377	16,882,390
Ford Otomotiv Sanayi ASb	724,039	9,058,258
Haci Omer Sabanci Holding AS	8,106,686	34,602,315
KOC Holding AS	5,872,668	23,741,339
Koza Altin Isletmeleri AS	515,066	8,111,674
Migros Ticaret ASa	1	5
TAV Havalimanlari Holding AS	1,689,480	9,159,207
Tofas Turk Otomobil Fabrikasi AS	977,183	5,057,908
Turk Hava Yollari AO	5,348,823	16,585,091
Turk Telekomunikasyon ASb	3,989,103	12,212,438
Turkcell Iletisim Hizmetleri ASa	7,308,622	38,367,352
Turkiye Garanti Bankasi AS	23,757,119	82,055,743
Turkiye Halk Bankasi AS	6,360,962	40,570,345
Turkiye Is Bankasi AS Class C	15,730,795	36,891,059
Turkiye Petrol Rafinerileri AS	1,349,371	25,951,352
Turkiye Sise ve Cam Fabrikalari AS	4,679,548	6,038,126
Turkiye Vakiflar Bankasi TAO Class D	11,957,939	23,467,070
Yapi ve Kredi Bankasi ASb	13,535,155	26,960,741

		560,993,956

Total COMMON STOCKS
(Cost: $34,067,728,853)		32,209,897,746

Security	Shares	Value

PREFERRED STOCKS — 6.73%

BRAZIL — 5.43%
AES Tiete SA	1,094,400	$9,253,508
Banco Bradesco SA	21,128,158	246,281,869
Banco do Estado do Rio Grande do Sul SA Class B	1,951,400	11,722,191
Bradespar SA	2,335,500	24,237,248
Braskem SA Class A	1,612,300	11,903,022
Centrais Eletricas Brasileiras SA Class B	2,344,337	9,043,232
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	1,070,586	44,008,777
Companhia de Bebidas das Americas	7,204,823	252,162,743
Companhia Energetica de Minas Gerais	5,582,381	43,678,397
Companhia Energetica de Sao Paulo Class B	1,733,800	15,498,591
Companhia Paranaense de Energia Class B	1,079,275	12,962,015
Gerdau SA	8,829,685	63,700,613
Itau Unibanco Holding SA	25,077,802	305,929,774
Itausa–Investimentos Itau SA	29,166,344	102,570,518
Klabin SA	4,764,700	24,673,337
Lojas Americanas SA	3,829,416	24,356,710
Marcopolo SA	4,009,800	11,200,182
Metalurgica Gerdau SA	2,839,000	25,282,530
Oi SA	8,543,368	12,722,330
Petroleo Brasileiro SA	41,789,527	295,332,346
Suzano Papel e Celulose SA Class A	1,731,100	6,845,171
Telefonica Brasil SA	3,160,767	61,800,627
Usinas Siderurgicas de Minas Gerais SA Class A	3,972,900	17,230,607
Vale SA Class A	19,576,151	256,107,309

		1,888,503,647
CHILE — 0.10%
Embotelladora Andina SA Class B	2,115,233	10,782,776
Sociedad Quimica y Minera de Chile SA Series B	958,279	24,849,770

		35,632,546

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

COLOMBIA — 0.29%
Banco Davivienda SA	937,388	$11,946,058
Bancolombia SA	3,593,770	49,881,513
Grupo Argos SA	1,039,700	11,725,213
Grupo Aval Acciones y Valores SA	16,852,028	12,008,571
Grupo de Inversiones Suramericana SA	770,096	15,500,538

		101,061,893
RUSSIA — 0.31%
AK Transneft OAO	16,430	37,741,688
Sberbank of Russia	9,974,638	20,965,819
Surgutneftegas OJSC	70,412,800	47,571,930

		106,279,437
SOUTH KOREA — 0.60%
Hyundai Motor Co. Ltd.	87,677	8,214,412
Hyundai Motor Co. Ltd. Series 2	297,581	30,024,838
LG Chem Ltd.	73,511	8,741,455
Samsung Electronics Co. Ltd.[b]	197,195	163,255,894

		210,236,599

TOTAL PREFERRED STOCKS
(Cost: $2,824,723,607)		2,341,714,122

RIGHTS — 0.00%

CHINA — 0.00%
China Merchants Bank Co. Ltd. Class Ha	6,969,925	1,581,949

		1,581,949

TOTAL RIGHTS
(Cost: $0)		1,581,949

SHORT-TERM INVESTMENTS — 3.72%

MONEY MARKET FUNDS — 3.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	1,109,220,508	1,109,220,508
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	70,434,691	70,434,691

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	116,420,937	$116,420,937

		1,296,076,136

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,296,076,136)		1,296,076,136

TOTAL INVESTMENTS IN SECURITIES — 103.00%
(Cost: $38,188,528,596)		35,849,269,953
Other Assets, Less Liabilities — (3.00)%		(1,045,077,621)

NET ASSETS — 100.00%		$34,804,192,332

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
4,700	MSCI EMG MKT-Mini (Sept. 2013)	NYSE LIFFE	$215,565,500	$(4,681,034)

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Statement of Assets and Liabilities

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2013

ASSETS
Investments, at cost:
Unaffiliated	$36,892,452,460
Affiliated (Note 2)	1,296,076,136

Total cost of investments	$38,188,528,596

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$34,553,193,817
Affiliated (Note 2)	1,296,076,136

Total fair value of investments	35,849,269,953
Foreign currency, at value[b]	67,287,922
Cash	37,267,000
Cash pledged to broker	25,255,000
Receivables:
Investment securities sold	223,022,338
Dividends and interest	72,473,218
Futures variation margin	2,017,253

Total Assets	36,276,592,684

LIABILITIES
Payables:
Investment securities purchased	126,634,211
Collateral for securities on loan (Note 5)	1,179,655,199
Capital shares redeemed	142,778,424
Foreign taxes (Note 1)	2,741,724
Investment advisory fees (Note 2)	20,590,794

Total Liabilities	1,472,400,352

NET ASSETS	$34,804,192,332

Net assets consist of:
Paid-in capital	$43,536,315,507
Undistributed net investment income	99,170,750
Accumulated net realized loss	(6,484,099,441)
Net unrealized depreciation	(2,347,194,484)

NET ASSETS	$34,804,192,332

Shares outstanding[c]	905,400,000

Net asset value per share	$38.44

[a]	Securities on loan with a value of $1,113,204,654. See Note 5.
[b]	Cost of foreign currency: $67,640,119.
[c]	$0.001 par value, number of shares authorized: 2 billion.

See notes to consolidated financial statements.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

iSHARES® MSCI EMERGING MARKETS ETF

Year ended August 31, 2013

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,001,665,636
Interest — unaffiliated	2,635
Interest — affiliated (Note 2)	35,000
Securities lending income — affiliated (Note 2)[b]	32,222,931

Total investment income	1,033,926,202

EXPENSES
Investment advisory fees (Note 2)	281,065,191
Mauritius income taxes (Note 1)	1,205,252
Commitment fees (Note 8)	87,025
Interest expense (Note 8)	8,446

Total expenses	282,365,914
Less investment advisory fees waived (Note 2)	(427,889)

Net expenses	281,938,025

Net investment income	751,988,177

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,092,400,797)
In-kind redemptions — unaffiliated	1,239,721,852
Futures contracts	(4,704,445)
Foreign currency transactions	(22,428,093)

Net realized loss	(879,811,483)

Net change in unrealized appreciation/depreciation on:
Investments	(291,562,789)
Futures contracts	(12,414,346)
Translation of assets and liabilities in foreign currencies	(2,460,003)

Net change in unrealized appreciation/depreciation	(306,437,138)

Net realized and unrealized loss	(1,186,248,621)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(434,260,444)

[a]	Net of foreign withholding tax of $124,596,362.
[b]	Net of securities lending income tax paid $3,061,068.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	25

Consolidated Statements of Changes in Net Assets

iSHARES® MSCI EMERGING MARKETS ETF

	Year ended August 31, 2013	Year ended August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$751,988,177	$739,830,263
Net realized loss	(879,811,483)	(1,068,409,206)
Net change in unrealized appreciation/depreciation	(306,437,138)	(1,942,224,140)

Net decrease in net assets resulting from operations	(434,260,444)	(2,270,803,083)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(729,020,568)	(703,374,541)

Total distributions to shareholders	(729,020,568)	(703,374,541)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,077,037,675	7,880,602,043
Cost of shares redeemed	(13,366,192,611)	(4,146,345,050)

Net increase in net assets from capital share transactions	1,710,845,064	3,734,256,993

INCREASE IN NET ASSETS	547,564,052	760,079,369

NET ASSETS
Beginning of year	34,256,628,280	33,496,548,911

End of year	$34,804,192,332	$34,256,628,280

Undistributed net investment income included in net assets at end of year	$99,170,750	$90,247,601

SHARES ISSUED AND REDEEMED
Shares sold	355,500,000	193,950,000
Shares redeemed	(323,550,000)	(104,850,000)

Net increase in shares outstanding	31,950,000	89,100,000

See notes to consolidated financial statements.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® MSCI EMERGING MARKETS ETF

(For a share outstanding throughout each period)

	Year ended Aug. 31, 2013 (Consolidated)	Year ended Aug. 31, 2012 (Consolidated)	Year ended Aug. 31, 2011 (Consolidated)	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$39.22	$42.71	$40.19	$35.48	$40.07

Income from investment operations:
Net investment income[a]	0.75	0.86	0.81	0.58	0.66
Net realized and unrealized gain (loss)[b]	(0.76)	(3.53)	2.56	4.73	(4.66)

Total from investment operations	(0.01)	(2.67)	3.37	5.31	(4.00)

Less distributions from:
Net investment income	(0.77)	(0.82)	(0.85)	(0.60)	(0.59)

Total distributions	(0.77)	(0.82)	(0.85)	(0.60)	(0.59)

Net asset value, end of year	$38.44	$39.22	$42.71	$40.19	$35.48

Total return	(0.08)%	(6.18)%	8.23%	14.97%	(9.47)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$34,804,192	$34,256,628	$33,496,549	$39,766,955	$30,268,121
Ratio of expenses to average net assets[c]	0.67%	0.68%	0.67%	0.68%	0.72%
Ratio of expenses to average net assets prior to waived fees[c]	0.67%	0.69%	0.67%	0.68%	0.72%
Ratio of net investment income to average net assets	1.78%	2.13%	1.76%	1.45%	2.32%
Portfolio turnover rate[d]	24%	15%	17%	14%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2013, August 31, 2012 and August 31, 2011 were 9%, 10% and 15%, respectively. See Note 4.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Consolidated Financial Statements

iSHARES® MSCI EMERGING MARKETS ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
MSCI Emerging Markets[a]	Diversified

[a]	Formerly the iShares MSCI Emerging Markets Index Fund. The Fund changed its name effective July 1, 2013.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

The Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of the Subsidiary.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of August 31, 2013. The breakdown of the Fund’s investments into major categories is disclosed in its consolidated schedule of investments.

Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$32,164,284,145	$45,613,601	$—	$32,209,897,746
Preferred Stocks	2,341,714,122	—	—	2,341,714,122
Rights	—	1,581,949	—	1,581,949
Money Market Funds	1,296,076,136	—	—	1,296,076,136
Liabilities:
Futures Contracts[a]	(4,681,034)	—	—	(4,681,034)

	$35,797,393,369	$47,195,550	$—	$35,844,588,919

[a]	Futures contracts are shown at the net unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Fund’s consolidated statement of assets and liabilities.

The Fund conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the consolidated statement of operations. Further, the Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiary’s ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Fund may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Fund, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.56	Over $42 billion, up to and including $56 billion
0.50	Over $56 billion, up to and including $70 billion
0.45	Over $70 billion, up to and including $84 billion
0.40	Over $84 billion

BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $427,889.

BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through June 30, 2014 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds. The Fund did not hold any iShares Funds during the year ended August 31, 2013.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by the Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended August 31, 2013, the Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amount of $18,422,182.

For the year ended August 31, 2013, BTC, the Fund’s securities lending agent, has agreed to voluntarily reimburse the Fund in the amount of $1,071,374, related to the foreign tax on the securities lending income. Such reimbursement is included in the “Securities lending income – affiliated” in the Fund’s consolidated statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

The Fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2013, were $10,847,573,239 and $9,938,311,655, respectively.

In-kind purchases and sales (see Note 4) for the year ended August 31, 2013, were $7,019,504,549 and $6,313,920,135, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

5.	LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the consolidated statement of assets and liabilities. Securities lending income, as disclosed in the consolidated statement of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$1,073,655,729	$(14,044,460)	$(1,059,611,269)

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

	2013	2012
Ordinary income	$729,020,568	$703,374,541

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
$124,410,007	$(3,912,367,874)	$(3,056,905,229)	$(1,887,260,079)	$(8,732,123,175)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purpose of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

As of August 31, 2013, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring [a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
$1,554,579,736	$11,239,258	$29,973,301	$13,844,901	$228,196,854	$1,201,366,175	$873,167,649	$3,912,367,874

[a]	Must be utilized prior to losses subject to expiration.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2013, the cost of investments for federal income tax purposes was $38,902,920,376. Net unrealized depreciation was $3,053,650,423, of which $4,166,764,179 represented gross unrealized appreciation on securities and $7,220,414,602 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Fund’s consolidated financial statements.

7.	FINANCIAL FUTURES CONTRACTS

The Fund may purchase or sell financial futures contracts in an effort to help the Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

The following table shows the value of futures contracts held by the Fund as of August 31, 2013 and the related locations in the consolidated statement of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$(4,681,034)

[a]

Represents cumulative depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported separately within the Statements of Assets and Liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Fund during the year ended August 31, 2013 and the related locations in the consolidated statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(4,704,445)	$(12,414,346)

For the year ended August 31, 2013, the average quarter-end number of contracts and notional value of open futures contracts for the Fund were 3,139 and $151,877,308, respectively.

8.	LINE OF CREDIT

The Fund, along with certain other iShares funds, is a party to a $125 million credit agreement with State Street Bank and Trust Company, which expires October 30, 2013. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2013, the Fund’s maximum amount borrowed, the average borrowings and the average interest rate under the credit agreement were $26,000,000, $701,923 and 1.19%, respectively.

9.	LEGAL PROCEEDINGS

On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF. The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the above eight funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts, and monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit. On August 28, 2013, the court dismissed the claims without prejudice. The deadline for the plaintiffs’ request to amend the complaint was September 17, 2013. The plaintiffs submitted a motion to extend the time to file and the court granted the 30-day extension until October 17, 2013. The plaintiffs did not amend their complaint prior to this deadline. The Defendants expect that the court will enter an order dismissing the complaint with prejudice. The plaintiffs will have 30 days from the date of dismissal to file a notice of appeal.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Emerging Markets ETF and its subsidiary (the “Fund”) at August 31, 2013, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® MSCI EMERGING MARKETS ETF

For the fiscal year ended August 31, 2013, the Fund earned foreign source income of $1,126,261,998 and paid foreign taxes of $126,497,907 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $680,934,020 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013.

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	39

Board Review and Approval of Investment Advisory

Contract

iSHARES® MSCI EMERGING MARKETS ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Supplemental Information (Unaudited)

iSHARES® MSCI EMERGING MARKETS ETF

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.751665	$—	$0.017495	$0.769160	98%	—%	2%	100%

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund included in this report. The information shown for the Fund is each full calendar quarter completed after the inception date of the Fund through the date of the most recent calendar quarter-end.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	4	0.29%
Greater than 3.5% and Less than 4.0%	4	0.29
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	10	0.72
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	31	2.24
Greater than 1.0% and Less than 1.5%	62	4.49
Greater than 0.5% and Less than 1.0%	246	17.80
Between 0.5% and –0.5%	689	49.87
Less than –0.5% and Greater than –1.0%	182	13.17
Less than –1.0% and Greater than –1.5%	75	5.43
Less than –1.5% and Greater than –2.0%	30	2.17
Less than –2.0% and Greater than –2.5%	13	0.94
Less than –2.5% and Greater than –3.0%	6	0.43
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	5	0.36
Less than –4.5%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	45

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

DIRECTOR AND OFFICER INFORMATION	47

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	49

Notes:

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily and monthly basis on the Fund’s website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-85-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI BRIC ETF | BKF | NYSE Arca
➢	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ
➢	iShares MSCI Emerging Markets Consumer Discretionary ETF | EMDI | NASDAQ
➢	iShares MSCI Emerging Markets Energy Capped ETF | EMEY | NASDAQ
➢	iShares MSCI Emerging Markets Growth ETF | EGRW | NASDAQ
➢	iShares MSCI Emerging Markets Minimum Volatility ETF | EEMV | NYSE Arca
➢	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca
➢	iShares MSCI Emerging Markets Value ETF | EVAL | NASDAQ

Management’s Discussion of Fund Performance

iSHARES®, INC.

EMERGING MARKETS OVERVIEW

Stocks in emerging markets posted mixed results for the 12-month period ended August 31, 2013 (the “reporting period”), but produced relatively flat returns overall. Emerging markets stocks experienced significant volatility during the reporting period, including a substantial rally during the first four months of the reporting period, followed by a sharp decline over the subsequent six months before recovering somewhat during the final two months of the reporting period.

Emerging markets stocks posted strong gains during the last four months of 2012 amid improving global economic conditions. In the fall of 2012, central banks around the world took aggressive actions to stimulate economic growth. Most notably, central banks in the U.S. and U.K. increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time. In addition, a temporary resolution to the “fiscal cliff” in the U.S. (the expiration of certain federal tax cuts and the implementation of automatic U.S. government spending reductions set to take place in early 2013) and positive signs in Europe regarding its sovereign debt crisis helped lift investor confidence. As a result, emerging markets stocks advanced by approximately 15% as a group for the last four months of 2012.

Market conditions changed in early 2013 as evidence of a slowdown in several major emerging economies appeared, driven in part by lower exports to developed countries. In particular, the four largest emerging markets — China, India, Russia and Brazil — all experienced weaker economic growth during the reporting period. The slowdown in emerging economies led to a sharp reversal in emerging markets stocks; from their peak in early January 2013 through their trough in late June 2013, emerging markets stocks fell by more than 17%.

Although they remained volatile, emerging markets stocks rebounded over the final two months of the reporting period. Promising economic news in Europe and Japan led to optimism regarding a recovery in exports from emerging markets to developed economies. For the reporting period, emerging markets stocks advanced by less than 1%.

Emerging markets in Asia held up the best, posting gains of more than 6% as a group for the reporting period. Despite a continued slowdown in the Chinese economy, China’s stock market generated double-digit gains thanks to a robust property market and better economic data late in the reporting period. Other strong performers in this region included the Philippines and Taiwan. On the downside, stock markets in India and Indonesia produced the most significant declines as both economies slowed markedly during the reporting period.

Emerging markets in Latin America faced the largest declines, falling by more than 11% for the reporting period. Brazil, the largest market in the region, declined by approximately 16% for the reporting period. The Brazilian economy nearly slipped into recession in late 2012, and although it recovered somewhat in the first half of 2013, its growth rate for the 12 months ended June 30, 2013 was just a third of its peak growth rate three years earlier. Chile, whose economy slowed as global demand for commodities eased, and Peru posted the largest declines among Latin American stock markets, while Mexico was the only market in the region to deliver a positive return for the reporting period.

Eastern European stock markets generated modestly negative returns for the reporting period. Stock markets in Hungary, where the economy emerged from recession during the reporting period, and Poland posted the best returns, while Turkey and the Czech Republic declined the most. Russia, the largest market in the region, declined slightly for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI BRIC ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.17)%	(1.84)%	(0.55)%	(1.17)%	(1.84)%	(0.55)%
5 Years	(2.80)%	(2.93)%	(2.19)%	(13.24)%	(13.83)%	(10.48)%
Since Inception	(6.44)%	(6.56)%	(6.08)%	(32.02)%	(32.56)%	(30.50)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$875.50	$3.21	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC ETF

The iShares MSCI BRIC ETF (the “Fund”), formerly the iShares MSCI BRIC Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI BRIC IndexSM (the “Index”). The Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance in Brazil, Russia, India and China (“BRIC”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -1.17%, net of fees, while the total return for the Index was -0.55%.

As represented by the Index, the stock markets in the BRIC countries declined slightly for the reporting period, narrowly trailing the fractional gain of the broad emerging markets index. China, the largest component of the Index (comprising more than 40% of the Index as of the end of the reporting period), was the only country to generate a positive return, gaining 14% for the reporting period. Although the Chinese economy slowed overall, better economic data late in the reporting period helped lift the Chinese equity market.

Brazil, the second-largest country weighting in the Index, posted the largest decline in the Index, falling by approximately 16%. Economic growth in Brazil improved somewhat during the reporting period, but weak domestic consumption and reduced global demand for commodities prevented the economy from staging a full recovery. The export-driven economies in India and Russia slowed notably during the reporting period, leading to an 8% decline for the Indian stock market and an approximately 2% decline in Russian stocks.

A stronger U.S. dollar lowered international equity returns for U.S. investors and had a negative impact on Index performance for the reporting period. In local currency terms, the Index gained 6.77% for the reporting period. Although the U.S. dollar fell by 3.5% against the Chinese yuan, it appreciated by 3% against the Russian ruble, 17% versus the Brazilian real and 18% against the Indian rupee.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	30.59%
Energy	20.37
Consumer Non-Cyclical	12.62
Communications	11.24
Basic Materials	7.41
Consumer Cyclical	5.51
Industrial	3.80
Technology	3.47
Utilities	3.33
Diversified	1.01
Short-Term and Other Net Assets	0.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

China Mobile Ltd. (China)	4.37%
China Construction Bank Corp. Class H (China)	3.58
Industrial and Commercial Bank of China Ltd. Class H (China)	3.24
Gazprom OAO (Russia)	3.13
Tencent Holdings Ltd. (China)	3.13
CNOOC Ltd. (China)	2.31
Bank of China Ltd. Class H (China)	2.13
Itau Unibanco Holding SA (Preferred) (Brazil)	2.06
Petroleo Brasileiro SA (Preferred) (Brazil)	2.05
LUKOIL OAO (Russia)	1.98

TOTAL	27.98%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ASIA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.88%	4.20%	6.25%	5.88%	4.20%	6.25%
Since Inception	(1.34)%	(2.01)%	(0.91)%	(2.09)%	(3.13)%	(1.41)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$925.10	$2.38	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

The iShares MSCI Emerging Markets Asia ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Asia Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Asia IndexSM (the “Index”). The Index is designed to measure the equity market performance in the emerging market countries of Asia. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 5.88%, net of fees, while the total return for the Index was 6.25%.

As represented by the Index, emerging markets in Asia gained more than 6% for the reporting period, outperforming the fractional gain of the broad emerging markets index. Five of the eight countries represented in the Index generated positive returns for the reporting period, including the three largest components in the Index — China, South Korea and Taiwan — which together comprised nearly 75% of the Index as of the end of the reporting period. The top-performing country in the Index was the Philippines, which produced gains of more than 14% for the reporting period.

The three declining components of the Index were Indonesia, India and Thailand. The export-driven economies in these three countries slowed during the reporting period, leading to the declines in their respective stock markets. Thailand held up the best, declining by approximately 1%, while the Indonesian stock market fell by more than 11% for the reporting period.

A stronger U.S. dollar lowered international equity returns for U.S. investors and had a slight negative impact on Index performance for the reporting period. In local currency terms, the Index returned 8.66% for the reporting period. The U.S. dollar fell by 3.5% against the Chinese yuan and 2% versus the South Korean won, and it was also largely unchanged against the Taiwan dollar. However, the U.S. dollar appreciated by 2.5% against the Thai baht, 5% versus the Malaysian ringgit and 18% against the Indian rupee.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	25.91%
Technology	16.87
Consumer Cyclical	10.96
Communications	10.82
Industrial	9.57
Energy	8.27
Consumer Non-Cyclical	7.26
Basic Materials	5.79
Utilities	2.66
Diversified	1.38
Short-Term and Other Net Assets	0.51

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Samsung Electronics Co. Ltd. (South Korea)	6.19%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	3.73
China Mobile Ltd. (China)	2.93
China Construction Bank Corp. Class H (China)	2.41
Industrial and Commercial Bank of China Ltd. Class H (China)	2.21
Tencent Holdings Ltd. (China)	2.18
CNOOC Ltd. (China)	1.59
Hyundai Motor Co. (South Korea)	1.55
Bank of China Ltd. Class H (China)	1.44
Hon Hai Precision Industry Co. Ltd. (Taiwan)	1.25

TOTAL	25.48%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS CONSUMER DISCRETIONARY ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.73%	2.86%	5.45%	4.73%	2.86%	5.45%
Since Inception	(0.78)%	(1.10)%	0.01%	(1.21)%	(1.71)%	0.01%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$962.40	$3.31	$1,000.00	$1,021.80	$3.41	0.67%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS CONSUMER DISCRETIONARY ETF

The iShares MSCI Emerging Markets Consumer Discretionary ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Consumer Discretionary IndexSM (the “Index”). The Index is designed to measure the combined equity market performance of the consumer discretionary sector of emerging market countries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 4.73%, net of fees, while the total return for the Index was 5.45%.

As represented by the Index, consumer discretionary stocks in emerging markets gained nearly 6% for the reporting period, outperforming the fractional gain of the broad emerging markets index. Despite a general slowdown in emerging economies during the reporting period, the rapid growth rates in many emerging markets over the past 5–10 years led to a significant increase in domestic consumption. This development continued to sustain consumer discretionary stocks during the reporting period.

10 of the 14 countries represented in the Index generated positive returns for the reporting period, including the three largest components in the Index — South Korea, South Africa and China — which together comprised nearly 60% of the Index as of the end of the reporting period.

The four declining components of the Index were Brazil, Indonesia, India and Thailand. Brazil struggled with weak domestic consumption and reduced global demand for commodities, while the export-driven economies of the other three countries slowed during the reporting period.

A stronger U.S. dollar lowered international equity returns for U.S. investors and had a negative impact on Index performance for the reporting period. Although the U.S. dollar fell by 3.5% against the Chinese yuan and 2% versus the South Korean won, it appreciated by 17% versus the Brazilian real, 18% against the Indian rupee and 22% against the South African rand.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Auto Manufacturers	29.38%
Retail	23.39
Media	17.35
Auto Parts & Equipment	9.71
Lodging	3.97
Leisure Time	2.56
Commercial Services	2.26
Electrical Components & Equipment	2.26
Home Furnishings	2.06
Apparel	1.79
Holding Companies–Diversified	1.23
Other*	3.77
Short-Term and Other Net Assets	0.27

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Hyundai Motor Co. (South Korea)	11.33%
Naspers Ltd. Class N (South Africa)	10.70
Hyundai Mobis Co. Ltd. (South Korea)	5.60
Kia Motors Corp. (South Korea)	5.22
Grupo Televisa SAB de CV CPO (Mexico)	4.22
PT Astra International Tbk (Indonesia)	3.66
S.A.C.I. Falabella SA (Chile)	2.34
LG Electronics Inc. (South Korea)	2.26
Belle International Holdings Ltd. (China)	2.09
Genting Bhd (Malaysia)	1.89

TOTAL	49.31%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ENERGY CAPPED ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.73)%	(9.16)%	(7.62)%	(7.73)%	(9.16)%	(7.62)%
Since Inception	(17.48)%	(17.98)%	(16.94)%	(25.92)%	(26.63)%	(25.15)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$890.70	$3.19	$1,000.00	$1,021.80	$3.41	0.67%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ENERGY CAPPED ETF

The iShares MSCI Emerging Markets Energy Capped ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Energy Sector Capped Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Energy 25/50 IndexSM (the “Index”). The Index is designed to measure the performance of energy-related companies in emerging market countries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -7.73%, net of fees, while the total return for the Index was -7.62%.

As represented by the Index, energy stocks in emerging markets declined by approximately 7% for the reporting period, trailing the fractional gain of the broad emerging markets index. Although energy prices rose broadly during the reporting period —including a 12% increase in the price of oil in U.S. dollar terms — energy stocks in emerging markets diverged from these price trends.

One factor contributing to the decline in emerging markets energy stocks was a slowdown in the growth rates of the largest emerging economies, which are significant energy consumers and a major source of growth for the energy sector. The four largest emerging markets — China, India, Russia, and Brazil — are among the ten largest consumers of energy in the world. Each of these countries experienced weaker economic growth during the reporting period, leading to concerns about declining demand for energy.

Energy stocks in emerging markets also faced weaker export demand during the reporting period. Many countries in Europe faced recessions during the reporting period, while increased domestic production in the U.S. led to reduced demand for energy exports. Russia, the largest country weighting in the Index at approximately 30%, is one of the world’s largest exporters of oil and gas, and lower demand weighed on the country’s energy sector.

A stronger U.S. dollar lowered international equity returns for U.S. investors and had a negative impact on Index performance for the reporting period. Although the U.S. dollar fell by 3.5% against the Chinese yuan, it appreciated by 3% against the Russian ruble, 17% versus the Brazilian real, 18% against the Indian rupee, and 22% against the South African rand.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Oil & Gas	79.42%
Chemicals	8.06
Coal	6.44
Oil & Gas Services	2.18
Holding Companies–Diversified	1.06
Pipelines	1.02
Transportation	0.45
Metal Fabricate & Hardware	0.29
Food	0.19
Short-Term and Other Net Assets	0.89

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Gazprom OAO (Russia)	11.00%
CNOOC Ltd. (China)	8.36
LUKOIL OAO (Russia)	6.89
Petroleo Brasileiro SA (Preferred) (Brazil)	6.85
Sasol Ltd. (South Africa)	5.82
Petroleo Brasileiro SA (Brazil)	4.51
PetroChina Co. Ltd. Class H (China)	4.46
China Petroleum & Chemical Corp. Class H (China)	4.41
Reliance Industries Ltd. (India)	4.17
China Shenhua Energy Co. Ltd. Class H (China)	2.84

TOTAL	59.31%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.76%	3.66%	2.44%	1.76%	3.66%	2.44%
Since Inception	(2.74)%	(1.87)%	(2.02)%	(4.25)%	(2.91)%	(3.14)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$902.00	$2.35	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

The iShares MSCI Emerging Markets Growth ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Growth Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Growth IndexSM (the “Index”). The Index generally represents approximately 50% of the MSCI Emerging Markets IndexSM and consists of those securities classified by the Index provider as most representing the growth style. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 1.76%, net of fees, while the total return for the Index was 2.44%.

As represented by the Index, growth stocks in emerging markets advanced by about 2% for the reporting period, outperforming the fractional gain of the broad emerging markets index. Although just 8 of the 21 countries represented in the Index generated positive returns for the reporting period, they included three of the four largest components in the Index — China, South Korea and Taiwan, which together comprised approximately 45% of the Index as of the end of the reporting period. The top two performers were the Philippines and Poland, both of which produced gains of more than 15% for the reporting period.

Among the declining components of the Index, Chile and Egypt each fell by approximately 25% for the reporting period. Egypt faced significant political turmoil, while growth stocks in Chile were weighed down by a slower economy as global demand for commodities eased. Other notable decliners in the Index included Brazil, the third-largest component within the Index and South Africa, the fifth-largest country weighting in the Index.

A stronger U.S. dollar lowered international equity returns for U.S. investors and had a negative impact on Index performance for the reporting period. In local currency terms, the Index returned 7.99% for the reporting period. Although the U.S. dollar fell by 3.5% against the Chinese yuan, it appreciated by 17% versus the Brazilian real and 18% against the Indian rupee.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	23.02%
Consumer Non-Cyclical	17.33
Technology	16.66
Communications	13.02
Consumer Cyclical	9.87
Industrial	6.13
Energy	6.02
Basic Materials	3.95
Utilities	2.62
Diversified	0.99
Short-Term and Other Net Assets	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Samsung Electronics Co. Ltd. (South Korea)	7.80%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	4.81
Tencent Holdings Ltd. (China)	2.80
CNOOC Ltd. (China)	2.05
Naspers Ltd. Class N (South Africa)	1.90
MTN Group Ltd. (South Africa)	1.77
Itau Unibanco Holding SA (Preferred) (Brazil)	1.75
Sberbank of Russia (Russia)	1.64
Companhia de Bebidas das Americas (Preferred) (Brazil)	1.39
China Life Insurance Co. Ltd. Class H (China)	1.07

TOTAL	26.98%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.22%	0.90%	2.34%	2.22%	0.90%	2.34%
Since Inception	9.11%	8.57%	9.41%	17.72%	16.63%	18.30%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$920.00	$1.21	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

The iShares MSCI Emerging Markets Minimum Volatility ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Minimum Volatility Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Minimum Volatility IndexSM (the “Index”). The Index measures the performance of equity securities in global emerging markets that in aggregate have lower volatility. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 2.22%, net of fees, while the total return for the Index was 2.34%.

As represented by the Index, lower-volatility stocks in emerging markets advanced by approximately 2% for the reporting period, outperforming the fractional gain of the broad emerging markets index. Although just 9 of the 19 countries represented in the Index generated positive returns for the reporting period, they included the two largest components in the Index — Taiwan and China — which together comprised more than 30% of the Index as of the end of the reporting period. Other noteworthy positive performers included lower-volatility stocks in Poland, which gained more than 40% for the reporting period and South Korea, the third-largest country weighting in the Index.

Among the declining components of the Index, three countries — Peru, Brazil and the Czech Republic — fell by 20% or more for the reporting period. The Czech Republic remained mired in recession throughout the reporting period, while the Brazilian and Peruvian economies slowed as global demand for commodities weakened. Other notable decliners in the Index included Chile, which also faced reduced demand for commodities, and South Africa, the fifth-largest component within the Index.

A stronger U.S. dollar lowered international equity returns for U.S. investors and had a negative impact on Index performance for the reporting period. In local currency terms, the Index returned 7.53% for the reporting period. Although the U.S. dollar fell by 3.5% against the Chinese yuan, it appreciated by 17% versus the Brazilian real and 18% against the Indian rupee.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	25.92%
Consumer Non-Cyclical	21.61
Communications	14.72
Utilities	8.00
Consumer Cyclical	7.70
Technology	7.62
Energy	6.65
Industrial	3.64
Basic Materials	2.49
Diversified	1.32
Short-Term and Other Net Assets	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

IHH Healthcare Bhd (Malaysia)	1.61%
Chunghwa Telecom Co. Ltd. (Taiwan)	1.60
Public Bank Bhd Foreign (Malaysia)	1.59
Malayan Banking Bhd (Malaysia)	1.54
Taiwan Mobile Co. Ltd. (Taiwan)	1.50
KT&G Corp. (South Korea)	1.48
PT Unilever Indonesia Tbk (Indonesia)	1.47
China Mobile Ltd. (China)	1.46
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1.40
Far EasTone Telecommunications Co. Ltd. (Taiwan)	1.33

TOTAL	14.98%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.85%	3.91%	4.60%	4.85%	3.91%	4.60%
Since Inception	(3.67)%	(4.12)%	(3.00)%	(7.37)%	(8.25)%	(6.03)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$902.50	$3.21	$1,000.00	$1,021.80	$3.41	0.67%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Small Cap Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Small Cap IndexSM (the “Index”). The Index measures the performance of equity securities of small-capitalization companies, whose market capitalization represents the bottom 14% of companies in emerging market countries, as measured by market capitalization. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 4.85%, net of fees, while the total return for the Index was 4.60%.

As represented by the Index, small-capitalization stocks in emerging markets advanced by approximately 4.5% for the reporting period, outperforming the fractional gain of the broad emerging markets index. Although just 10 of the 21 countries represented in the Index generated positive returns for the reporting period, they included the three largest components in the Index — Taiwan, South Korea and China — which together comprised more than half of the Index as of the end of the reporting period. In particular, small-capitalization stocks in China gained more than 30% for the reporting period. Other noteworthy positive performers included small-capitalization stocks in Hungary and Poland, both of which gained more than 20% for the reporting period.

Among the declining components of the Index, Colombia and Peru fell the most for the reporting period. Small-capitalization stocks in Colombia declined by more than 60% as weaker exports led to a slowdown in the Colombian economy, while small-capitalization stocks in Peru declined by more than 30% as slowing global demand for commodities weighed on the Peruvian economy. Other notable decliners in the Index included South Africa, the fourth-largest component within the Index, and Brazil, the sixth-largest country weighting in the Index.

A stronger U.S. dollar lowered international equity returns for U.S. investors and had a negative impact on Index performance for the reporting period. In local currency terms, the Index returned 9.39% for the reporting period. Although the U.S. dollar fell by 3.5% against the Chinese yuan, it appreciated by 17% versus the Brazilian real and 18% against the Indian rupee.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	18.60%
Industrial	18.24
Consumer Cyclical	16.15
Consumer Non-Cyclical	15.19
Technology	9.05
Basic Materials	8.91
Communications	4.91
Utilities	3.83
Energy	3.03
Diversified	1.71
Short-Term and Other Net Assets	0.38

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Hotel Shilla Co. Ltd. (South Korea)	0.56%
Mondi Ltd. (South Africa)	0.52
Kingsoft Corp. Ltd. (China)	0.50
Coronation Fund Managers Ltd. (South Africa)	0.43
Orascom Telecom Media And Technology Holding SAE SP GDR (Egypt)	0.42
Semiconductor Manufacturing International Corp. (China)	0.41
Anxin-China Holdings Ltd. (China)	0.40
Sonda SA (Chile)	0.39
Dialog Group Bhd (Malaysia)	0.36
Dong-A Socio Holdings Co. Ltd. (South Korea)	0.36

TOTAL	4.35%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS VALUE ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.83)%	(1.50)%	(1.51)%	(1.83)%	(1.50)%	(1.51)%
Since Inception	(9.22)%	(8.28)%	(8.85)%	(14.02)%	(12.63)%	(13.47)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$887.80	$2.33	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

The iShares MSCI Emerging Markets Value ETF (the “Fund”), formerly the iShares MSCI Emerging Markets Value Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Value IndexSM (the “Index”). The Index generally represents approximately 50% of the MSCI Emerging Markets IndexSM and consists of those securities classified by the Index provider as most representing the value style. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -1.83%, net of fees, while the total return for the Index was -1.51%.

As represented by the Index, value stocks in emerging markets declined by 1.5% for the reporting period, trailing the fractional gain of the broad emerging markets index. Although just 8 of the 21 countries represented in the Index generated positive returns for the reporting period, they included the three largest components in the Index — China, South Korea and Taiwan — which together comprised about 45% of the Index as of the end of the reporting period. Other noteworthy positive performers included value stocks in the Philippines, which produced double-digit gains for the reporting period, and Hungary.

Among the declining components of the Index, Peru and the Czech Republic fell the most for the reporting period. Value stocks in Peru declined by more than 40% as weaker global demand for commodities weighed on the Peruvian economy. The Czech Republic, where value stocks fell by approximately 25%, remained mired in recession throughout the reporting period. Other notable decliners in the Index included Brazil, the third-largest component within the Index and South Africa, the fifth-largest country weighting in the Index.

A stronger U.S. dollar lowered international equity returns for U.S. investors and had a negative impact on Index performance for the reporting period. In local currency terms, the Index returned 3.62% for the reporting period. Although the U.S. dollar fell by 3.5% against the Chinese yuan, it appreciated by 17% versus the Brazilian real and 18% against the Indian rupee.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	28.80%
Energy	15.78
Basic Materials	13.83
Communications	10.08
Industrial	7.76
Consumer Cyclical	7.66
Technology	4.91
Utilities	4.24
Diversified	3.56
Consumer Non-Cyclical	2.76
Short-Term and Other Net Assets	0.62

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

China Mobile Ltd. (China)	3.74%
China Construction Bank Corp. Class H (China)	3.02
Industrial and Commercial Bank of China Ltd. Class H (China)	2.71
Gazprom OAO (Russia)	2.62
Hyundai Motor Co. (South Korea)	1.98
Bank of China Ltd. Class H (China)	1.79
LUKOIL OAO (Russia)	1.69
Petroleo Brasileiro SA (Preferred) (Brazil)	1.64
Sasol Ltd. (South Africa)	1.46
Vale SA Class A (Preferred) (Brazil)	1.39

TOTAL	22.04%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI BRIC ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 86.03%

BRAZIL — 13.30%
ALL — America Latina Logistica SA	138,000	$535,815
Anhanguera Educacional Participacoes SA	110,400	643,210
Arteris SA	55,200	499,707
Banco Bradesco SA	220,890	2,936,280
Banco do Brasil SA	193,289	1,874,185
Banco Santander (Brasil) SA Units	303,637	1,742,221
BB Seguridade Participacoes SA	193,200	1,563,675
BM&F Bovespa SA	607,269	2,986,276
BR Malls Participacoes SA	138,000	1,050,732
BR Properties SA	55,200	421,454
BRF — Brasil Foods SA	220,800	5,127,107
CCR SA	276,000	2,014,387
Centrais Eletricas Brasileiras SA	110,800	230,717
CETIP SA — Mercados Organizados	55,717	548,451
Cielo SA	110,484	2,714,694
Companhia de Bebidas das Americas	55,200	1,943,099
Companhia de Saneamento Basico do Estado de Sao Paulo	110,400	909,783
Companhia de Saneamento de Minas Gerais SA	27,600	333,796
Companhia Hering SA	55,200	740,969
Companhia Siderurgica Nacional SA	220,800	782,070
Cosan SA Industria e Comercio	55,200	965,512
CPFL Energia SA	82,800	679,202
Cyrela Brazil Realty SA Empreendimentos e Participacoes	82,800	547,542
Duratex SA	82,880	421,164
EcoRodovias Infraestrutura e Logistica SA	55,200	355,275
EDP Energias do Brasil SA	82,800	372,691
Embraer SA	193,200	1,591,307
Estacio Participacoes SA	73,600	543,672
Fibria Celulose SAa	82,841	961,112
Hypermarcas SA	110,400	754,205
JBS SA	248,452	769,227
Kroton Educacional SA	55,200	743,059

Security	Shares	Value

Localiza Rent A Car SA	55,260	$724,108
Lojas Americanas SA	27,600	157,784
Lojas Renner SA	27,600	666,315
MPX Energia SAa	55,200	113,781
MPX Energia SA New[a]	12,006	26,010
MRV Engenharia e Participacoes SA	110,400	386,855
Multiplan Empreendimentos Imobiliarios SA	27,600	556,598
Multiplus SA	27,600	302,564
Natura Cosmeticos SA	55,200	1,039,586
Odontoprev SA	82,800	306,860
Petroleo Brasileiro SA	938,400	6,304,159
Porto Seguro SA	27,600	298,501
Qualicorp SAa	55,200	433,064
Raia Drogasil SA	82,850	588,301
Souza Cruz SA	110,400	1,161,030
Sul America SA Units	27,672	162,968
TIM Participacoes SA	276,069	1,089,318
Totvs SA	27,600	434,225
Tractebel Energia SA	55,200	794,144
Transmissora Alianca de Energia Eletrica SA	28,200	260,979
Ultrapar Participacoes SA	110,400	2,410,298
Vale SA	414,000	5,994,397
WEG SA	55,200	650,177

		63,164,618
CHINA — 46.12%
Agile Property Holdings Ltd.	552,000	587,991
Agricultural Bank of China Ltd. Class H	6,900,000	2,963,092
Air China Ltd. Class H	560,000	357,474
Aluminum Corp. of China Ltd. Class Ha,b	1,104,000	370,164
Anhui Conch Cement Co. Ltd. Class H	414,000	1,337,396
Anta Sports Products Ltd.	276,040	356,691
AviChina Industry & Technology Co. Ltd. Class H	1,104,000	562,365
Bank of China Ltd. Class H	24,012,000	10,094,800
Bank of Communications Co. Ltd. Class H	2,764,200	1,825,119
BBMG Corp. Class H	414,000	283,496
Beijing Capital International Airport Co. Ltd. Class H	552,000	361,622

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2013

Security	Shares	Value

Beijing Enterprises Holdings Ltd.	138,000	$978,799
Belle International Holdings Ltd.	1,380,000	1,907,769
Bosideng International Holdings Ltd.	1,104,000	224,946
Brilliance China Automotive Holdings Ltd.[a]	1,104,000	1,623,027
BYD Co. Ltd. Class Ha,b	138,000	495,628
China Agri-Industries Holdings Ltd.	784,800	368,394
China BlueChemical Ltd. Class H	552,000	289,725
China CITIC Bank Corp. Ltd. Class H	2,484,000	1,185,237
China Coal Energy Co. Class H	1,380,000	813,293
China Communications Construction Co. Ltd. Class H	1,380,000	1,057,103
China Communications Services Corp. Ltd. Class H	552,800	371,413
China Construction Bank Corp. Class H	23,184,370	16,982,258
China COSCO Holdings Co. Ltd. Class Ha,b	828,000	380,130
China Everbright International Ltd.[b]	828,000	781,616
China Everbright Ltd.	404,000	543,918
China Gas Holdings Ltd.	552,000	575,890
China International Marine Containers (Group) Co. Ltd. Class H	138,000	227,793
China Life Insurance Co. Ltd. Class H	2,484,000	6,099,164
China Longyuan Power Group Corp. Ltd. Class H	828,000	874,513
China Mengniu Dairy Co. Ltd.	276,000	1,167,440
China Merchants Bank Co. Ltd. Class H	1,242,297	2,153,161
China Merchants Holdings (International) Co. Ltd.[b]	424,000	1,432,580
China Minsheng Banking Corp. Ltd. Class H	1,656,000	1,781,059
China Mobile Ltd.	1,932,000	20,766,558
China National Building Material Co. Ltd. Class Hb	1,104,000	1,015,104
China Oilfield Services Ltd. Class H	552,000	1,422,284

Security	Shares	Value

China Overseas Grand Oceans Group Ltd.[b]	276,000	$360,910
China Overseas Land & Investment Ltd.	1,104,800	3,291,148
China Pacific Insurance (Group) Co. Ltd. Class H	828,000	2,765,552
China Petroleum & Chemical Corp. Class H	8,280,600	5,969,328
China Railway Construction Corp. Ltd. Class H	552,000	525,348
China Railway Group Ltd. Class H	1,104,000	566,636
China Resources Cement Holdings Ltd.[b]	552,000	350,232
China Resources Enterprise Ltd.	552,000	1,573,197
China Resources Land Ltd.	552,000	1,509,130
China Resources Power Holdings Co. Ltd.	552,200	1,267,559
China Shanshui Cement Group Ltd.	552,000	219,251
China Shenhua Energy Co. Ltd. Class H	1,104,000	3,431,136
China Shipping Container Lines Co. Ltd. Class Ha	1,104,000	281,894
China Southern Airlines Co. Ltd. Class H	552,000	187,929
China State Construction International Holdings Ltd.	552,000	891,241
China Taiping Insurance Holdings Co. Ltd.[a,b]	276,000	377,994
China Telecom Corp. Ltd. Class H	4,416,000	2,226,679
China Unicom (Hong Kong) Ltd.	1,657,900	2,514,302
China Vanke Co. Ltd. Class B	441,601	889,535
Chongqing Rural Commercial Bank Co. Ltd. Class H	828,000	372,656
CITIC Pacific Ltd.[b]	276,000	319,267
CITIC Securities Co. Ltd. Class H	276,000	537,450
CNOOC Ltd.	5,520,000	10,962,550
COSCO Pacific Ltd.	552,000	811,513
Country Garden Holdings Co. Ltd.	1,380,356	863,346
CSR Corp Ltd. Class H	555,000	403,668
Dah Chong Hong Holdings Ltd.[b]	276,000	212,132
Daphne International Holdings Ltd.[b]	344,000	220,479
Datang International Power Generation Co. Ltd. Class H	1,104,000	475,518

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2013

Security	Shares	Value

Dongfeng Motor Group Co. Ltd. Class H	1,104,000	$1,529,062
ENN Energy Holdings Ltd.	124,000	615,650
Evergrande Real Estate Group Ltd.[a,b]	1,932,000	822,191
Far East Horizon Ltd.	552,000	333,860
Fosun International Ltd.	552,000	402,197
Franshion Properties (China) Ltd.[b]	1,104,000	382,977
GCL-Poly Energy Holdings Ltd.[a]	3,036,000	802,615
Geely Automobile Holdings Ltd.	1,380,000	726,091
Golden Eagle Retail Group Ltd.[b]	276,000	382,977
GOME Electrical Appliances Holdings Ltd.[a]	3,312,400	341,731
Great Wall Motor Co. Ltd. Class H	414,000	2,108,867
Greentown China Holdings Ltd.	276,000	515,382
Guangdong Investment Ltd.[b]	1,104,000	914,020
Guangzhou Automobile Group Co. Ltd. Class H	878,454	896,081
Guangzhou R&F Properties Co. Ltd. Class H	331,200	540,724
Haier Electronics Group Co. Ltd.[b]	276,000	482,637
Haitong Securities Co. Ltd. Class H	441,600	640,099
Hengan International Group Co. Ltd.	276,000	3,023,600
Huaneng Power International Inc. Class H	1,104,000	1,100,526
Industrial and Commercial Bank of China Ltd. Class H	23,460,050	15,399,213
Inner Mongolia Yitai Coal Co. Ltd. Class B	332,170	687,592
Intime Retail Group Co. Ltd.[b]	276,000	323,182
Jiangsu Expressway Co. Ltd. Class H	552,000	625,720
Jiangxi Copper Co. Ltd. Class H	552,000	1,063,510
Kingboard Chemical Holdings Co. Ltd.	138,100	300,264
Kunlun Energy Co. Ltd.	1,104,000	1,608,790
Lee & Man Paper Manufacturing Ltd.[b]	552,000	326,741
Lenovo Group Ltd.	2,208,000	2,135,562
Longfor Properties Co. Ltd.[b]	414,000	691,922
New China Life Insurance Co. Ltd. Class Ha	165,600	451,671

Security	Shares	Value

Nine Dragons Paper (Holdings) Ltd.[b]	552,000	$375,147
Parkson Retail Group Ltd.[b]	276,000	108,558
People’s Insurance Co. Group of China Ltd. Class H	1,104,000	535,314
PetroChina Co. Ltd. Class H	6,624,000	7,209,656
PICC Property and Casualty Co. Ltd. Class H	1,105,200	1,539,276
Ping An Insurance (Group) Co. of China Ltd. Class H	632,500	4,433,144
Poly Property Group Co. Ltd.	560,984	339,293
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	608,000	573,156
Shanghai Electric Group Co. Ltd. Class H	1,104,000	408,604
Shanghai Industrial Holdings Ltd.	276,000	904,055
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	220,800	419,140
Shenzhou International Group Holdings Ltd.	276,000	896,936
Shimao Property Holdings Ltd.	414,000	1,054,968
Shougang Fushan Resources Group Ltd.[b]	1,104,000	370,164
Shui On Land Ltd.	1,242,333	384,504
Sihuan Pharmaceutical Holdings Group Ltd.	832,000	621,232
Sino Biopharmaceutical Ltd.	1,104,000	788,734
Sino-Ocean Land Holdings Ltd.[b]	966,000	571,797
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	552,000	197,895
Sinopharm Group Co. Ltd. Class H	331,200	830,306
SOHO China Ltd.[b]	690,000	586,390
Sun Art Retail Group Ltd.	828,000	1,127,577
Tencent Holdings Ltd.	316,500	14,840,529
Tingyi (Cayman Islands) Holding Corp.	552,000	1,366,760
Uni-President China Holdings Ltd.[b]	276,000	235,980
Want Want China Holdings Ltd.[b]	1,932,000	2,865,212
Weichai Power Co. Ltd. Class H	239,775	868,884
Wumart Stores Inc. Class H	276,000	522,501
Yantai Changyu Pioneer Wine Co. Ltd. Class B	83,400	275,333

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2013

Security	Shares	Value

Yanzhou Coal Mining Co. Ltd. Class H	552,000	$491,179
Yingde Gases Group Co. Ltd.[b]	359,500	322,207
Yuexiu Property Co. Ltd.	1,680,000	474,466
Zhaojin Mining Industry Co. Ltd. Class H	276,000	261,606
Zhejiang Expressway Co. Ltd. Class H	552,000	461,993
Zhongsheng Group Holdings Ltd.[b]	276,000	365,893
Zhuzhou CSR Times Electric Co. Ltd. Class H	276,000	870,241
Zijin Mining Group Co. Ltd. Class Hb	2,209,000	555,498
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	441,600	343,968
ZTE Corp. Class Ha,b	220,840	427,190

		218,997,332
INDIA — 13.31%
ACC Ltd.	14,904	217,481
Adani Enterprises Ltd.	65,412	140,091
Adani Ports and Special Economic Zone Ltd.	127,054	242,205
Aditya Birla Nuvo Ltd.	10,764	185,083
Ambuja Cements Ltd.	209,484	544,081
Apollo Hospitals Enterprise Ltd.	24,840	325,040
Asian Paints Ltd.	96,600	615,465
Axis Bank Ltd.	1,720	21,684
Bajaj Auto Ltd.	26,220	729,017
Bank of Baroda	10,764	75,073
Bank of India	31,182	67,159
Bharat Heavy Electricals Ltd.	178,572	321,630
Bharat Petroleum Corp. Ltd.	59,616	246,332
Bharti Airtel Ltd.	189,336	857,127
Cairn India Ltd.	142,968	693,959
Canara Bank Ltd.	26,772	82,176
Cipla Ltd.	115,644	729,798
Coal India Ltd.	160,080	609,113
Dabur India Ltd.	146,406	361,417
Divi’s Laboratories Ltd.	14,904	224,282
DLF Ltd.	136,344	267,859
Dr. Reddy’s Laboratories Ltd.	33,396	1,158,978
GAIL (India) Ltd.	111,780	499,855
GlaxoSmithKline Consumer Healthcare Ltd.	3,312	203,831

Security	Shares	Value

Godrej Consumer Products Ltd.	41,400	$507,553
HCL Technologies Ltd.	67,896	1,069,205
HDFC Bank Ltd.	491,556	4,419,317
Hero Motocorp Ltd.	24,957	773,036
Hindalco Industries Ltd.	321,264	510,803
Hindustan Unilever Ltd.	157,310	1,503,457
Housing Development Finance Corp. Ltd.	465,888	5,067,510
ICICI Bank Ltd.	75,485	918,285
Idea Cellular Ltd.[a]	228,528	553,074
Infosys Ltd.	146,832	6,902,349
Infrastructure Development Finance Co. Ltd.	32,152	39,174
ITC Ltd.	714,564	3,338,670
Jaiprakash Associates Ltd.	314,640	157,630
Jindal Steel & Power Ltd.	111,504	374,408
JSW Steel Ltd.	24,840	203,566
Kotak Mahindra Bank Ltd.	94,392	942,348
Larsen & Toubro Ltd.	99,840	1,094,885
LIC Housing Finance Ltd.	91,356	229,392
Lupin Ltd.	28,980	349,234
Mahindra & Mahindra Financial Services Ltd.	57,448	219,723
Mahindra & Mahindra Ltd.	96,600	1,145,179
NTPC Ltd.	349,416	692,274
Oil & Natural Gas Corp. Ltd.	248,676	937,757
Oil India Ltd.	39,468	259,645
Piramal Enterprises Ltd.	25,392	241,564
Power Finance Corp. Ltd.	82,524	136,270
Power Grid Corp. of India Ltd.	372,600	550,695
Ranbaxy Laboratories Ltd.[a]	41,676	257,266
Reliance Capital Ltd.	29,546	139,636
Reliance Communications Ltd.	161,184	300,558
Reliance Industries Ltd.	412,068	5,325,326
Reliance Infrastructure Ltd.	35,052	181,600
Reliance Power Ltd.[a]	194,224	199,016
Rural Electrification Corp. Ltd.	93,297	238,432
Sesa Goa Ltd.	112,332	320,912
Sesa Goa Ltd. New	253,368	723,826
Shriram Transport Finance Co. Ltd.	40,060	314,350
Siemens Ltd.	20,703	135,586
State Bank of India	41,952	964,477
Sun Pharmaceuticals Industries Ltd.	205,344	1,619,877

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2013

Security	Shares	Value

Tata Consultancy Services Ltd.	150,428	$4,629,184
Tata Motors Ltd.	229,332	1,038,710
Tata Power Co. Ltd.	343,068	393,851
Tata Steel Ltd.	89,148	369,707
Titan Industries Ltd.	70,932	241,182
Ultratech Cement Ltd.	12,406	276,933
Unitech Ltd.[a]	398,435	99,805
United Breweries Ltd.	20,424	221,196
United Spirits Ltd.	28,428	946,962
Wipro Ltd.	184,668	1,351,679
Wockhardt Ltd.	8,004	56,871
Zee Entertainment Enterprises Ltd.	86,940	304,626

		63,207,307
RUSSIA — 13.30%
Federal Grid Co. of Unified Energy System OJSC[a]	102,128,500	324,972
Gazprom OAO	3,756,368	14,877,487
INTER RAO UES OJSC[a]	414,000,000	147,062
LSR Group OJSC SP GDR[c]	63,480	266,616
LUKOIL OAO	162,840	9,410,131
Magnit OJSC SP GDR[c]	86,392	4,794,756
MegaFon OAO SP GDR[c]	29,256	988,853
MMC Norilsk Nickel OJSC	16,012	2,101,085
Mobile TeleSystems OJSC SP ADR	171,948	3,638,420
NovaTek OAO SP GDR[c]	29,532	3,537,934
Rosneft Oil Co. OJSC	369,882	2,735,881
Rostelecom OJSC	375,360	1,132,854
RusHydro OJSC	34,500,200	559,930
Sberbank of Russia	3,447,320	9,133,022
Severstal OAO	63,480	525,902
Sistema JSFC SP GDR[c]	38,640	855,490
Surgutneftegas OJSC	2,235,620	1,750,205
Tatneft OAO Class S	452,643	2,837,123
TMK OAO SP GDR[c]	19,596	252,200
Uralkali OJSC	416,760	1,983,499
VTB Bank OJSC	974,286,001	1,301,856

		63,155,278

TOTAL COMMON STOCKS (Cost: $458,775,059)		408,524,535

Security	Shares	Value

PREFERRED STOCKS — 13.31%

BRAZIL — 12.59%
AES Tiete SA	27,600	$233,367
Banco Bradesco SA	662,408	7,721,406
Banco do Estado do Rio Grande do Sul SA Class B	55,200	331,590
Bradespar SA	82,800	859,278
Braskem SA Class A	55,200	407,521
Centrais Eletricas Brasileiras SA Class B	55,282	213,249
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	27,656	1,136,860
Companhia de Bebidas das Americas	220,873	7,730,369
Companhia Energetica de Minas Gerais	165,689	1,296,406
Companhia Energetica de Sao Paulo Class B	55,200	493,438
Companhia Paranaense de Energia Class B	27,600	331,474
Gerdau SA	276,000	1,991,166
Itau Unibanco Holding SA	800,470	9,765,114
Itausa — Investimentos Itau SA	909,033	3,196,835
Klabin SA	165,600	857,537
Lojas Americanas SA	138,070	878,184
Marcopolo SA	165,600	462,554
Metalurgica Gerdau SA	82,800	737,370
Oi SA	220,899	328,951
Petroleo Brasileiro SA	1,380,014	9,752,749
Suzano Papel e Celulose SA Class A	82,800	327,410
Telefonica Brasil SA	110,464	2,159,838
Usinas Siderurgicas de Minas Gerais SA Class A	138,000	598,511
Vale SA Class A	607,200	7,943,766

		59,754,943
RUSSIA — 0.72%
AK Transneft OAO	552	1,268,011
Sberbank of Russia	303,630	638,204
Surgutneftegas OJSC	2,263,200	1,529,051

		3,435,266

TOTAL PREFERRED STOCKS (Cost: $70,862,914)		63,190,209

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2013

Security	Shares	Value

RIGHTS — 0.01%

CHINA — 0.01%
China Merchants Bank Co. Ltd. Class Ha	216,159	$49,061

		49,061

TOTAL RIGHTS (Cost: $0)		49,061

SHORT-TERM INVESTMENTS — 2.61%

MONEY MARKET FUNDS — 2.61%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[d,e,f]	10,724,080	10,724,080
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	680,971	680,971
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	996,059	996,059

		12,401,110

TOTAL SHORT-TERM INVESTMENTS (Cost: $12,401,110)		12,401,110

TOTAL INVESTMENTS IN SECURITIES — 101.96% (Cost: $542,039,083)		484,164,915
Other Assets, Less Liabilities — (1.96)%		(9,303,974)

NET ASSETS — 100.00%		$474,860,941

SP ADR — Sponsored American Depositary Receipts

SP GDR — Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.35%

CHINA — 31.11%
Agile Property Holdings Ltd.	14,000	$14,913
Agricultural Bank of China Ltd. Class H	300,000	128,830
Air China Ltd. Class H	30,000	19,150
Aluminum Corp. of China Ltd. Class Ha	34,000	11,400
Anhui Conch Cement Co. Ltd. Class H	19,000	61,378
Anta Sports Products Ltd.	18,000	23,259
AviChina Industry & Technology Co. Ltd. Class H	44,000	22,413
Bank of China Ltd. Class H	1,074,000	451,517
Bank of Communications Co. Ltd. Class H	128,000	84,515
BBMG Corp. Class H	18,000	12,326
Beijing Capital International Airport Co. Ltd. Class H	36,000	23,584
Beijing Enterprises Holdings Ltd.	7,500	53,196
Belle International Holdings Ltd.	64,000	88,476
Bosideng International Holdings Ltd.	60,000	12,225
Brilliance China Automotive Holdings Ltd.[a]	44,000	64,686
BYD Co. Ltd. Class Ha,b	6,500	23,345
China Agri-Industries Holdings Ltd.	33,800	15,866
China BlueChemical Ltd. Class H	38,000	19,945
China CITIC Bank Corp. Ltd. Class H	115,000	54,872
China Coal Energy Co. Class H	64,000	37,718
China Communications Construction Co. Ltd. Class H	58,000	44,429
China Communications Services Corp. Ltd. Class H	36,000	24,188
China Construction Bank Corp. Class H	1,033,000	756,659
China COSCO Holdings Co. Ltd. Class Ha	44,000	20,200
China Everbright International Ltd.[b]	38,000	35,871
China Everbright Ltd.	18,000	24,234
China Gas Holdings Ltd.	26,000	27,125
China International Marine Containers (Group) Co. Ltd. Class H	6,200	10,234
China Life Insurance Co. Ltd. Class H	105,000	257,815

Security	Shares	Value

China Longyuan Power Group Corp. Ltd. Class H	44,000	$46,472
China Mengniu Dairy Co. Ltd.	22,000	93,057
China Merchants Bank Co. Ltd. Class H	56,500	97,926
China Merchants Holdings (International) Co. Ltd.	14,000	47,302
China Minsheng Banking Corp. Ltd. Class H	67,500	72,598
China Mobile Ltd.	85,500	919,017
China National Building Material Co. Ltd. Class H	50,000	45,974
China Oilfield Services Ltd. Class H	24,000	61,838
China Overseas Grand Oceans Group Ltd.	6,000	7,846
China Overseas Land & Investment Ltd.	58,000	172,779
China Pacific Insurance (Group) Co.Ltd. Class H	39,000	130,262
China Petroleum & Chemical Corp. Class H	352,600	254,183
China Railway Construction Corp. Ltd. Class H	31,000	29,503
China Railway Group Ltd. Class H	50,000	25,663
China Resources Cement Holdings Ltd.	40,000	25,379
China Resources Enterprise Ltd.	18,000	51,300
China Resources Gas Group Ltd.	12,000	28,319
China Resources Land Ltd.	28,000	76,550
China Resources Power Holdings Co. Ltd.	26,000	59,682
China Shanshui Cement Group Ltd.[b]	19,000	7,547
China Shenhua Energy Co. Ltd. Class H	46,500	144,518
China Shipping Container Lines Co. Ltd. Class Ha	51,000	13,022
China Southern Airlines Co. Ltd. Class H	32,000	10,894
China State Construction International Holdings Ltd.	28,000	45,208
China Taiping Insurance Holdings Co. Ltd.[a]	14,000	19,174
China Telecom Corp. Ltd. Class H	188,000	94,795
China Unicom (Hong Kong) Ltd.	72,000	109,192

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2013

Security	Shares	Value

Chongqing Rural Commercial Bank Co. Ltd. Class H	41,000	$18,453
CITIC Pacific Ltd.[b]	23,000	26,606
CITIC Securities Co. Ltd. Class H	15,000	29,209
CNOOC Ltd.	251,000	498,478
COSCO Pacific Ltd.	22,000	32,343
Country Garden Holdings Co. Ltd.	67,964	42,508
CSR Corp Ltd. Class H	18,000	13,092
Dah Chong Hong Holdings Ltd.	18,000	13,835
Daphne International Holdings Ltd.[b]	20,000	12,819
Datang International Power Generation Co. Ltd. Class H	46,000	19,813
Dongfeng Motor Group Co. Ltd. Class H	42,000	58,171
ENN Energy Holdings Ltd.	12,000	59,579
Evergrande Real Estate Group Ltd.[a,b]	112,000	47,663
Far East Horizon Ltd.	22,000	13,306
Fosun International Ltd.	25,500	18,580
Franshion Properties (China) Ltd.	58,000	20,120
GCL-Poly Energy Holdings Ltd.[a]	121,000	31,988
Geely Automobile Holdings Ltd.	75,000	39,461
Golden Eagle Retail Group Ltd.[b]	14,000	19,426
GOME Electrical Appliances Holdings Ltd.[a]	139,000	14,340
Great Wall Motor Co. Ltd. Class H	15,000	76,408
Greentown China Holdings Ltd.	9,500	17,740
Guangdong Investment Ltd.	40,000	33,117
Guangzhou Automobile Group Co. Ltd. Class H	32,000	32,642
Guangzhou R&F Properties Co. Ltd. Class H	12,400	20,245
Haier Electronics Group Co. Ltd.	12,000	20,984
Haitong Securities Co. Ltd. Class H	21,200	30,729
Hengan International Group Co. Ltd.	10,500	115,028
Huaneng Power International Inc. Class H	38,000	37,880
Industrial and Commercial Bank of China Ltd. Class H	1,057,000	693,816
Intime Retail Group Co. Ltd.[b]	13,500	15,808
Jiangsu Expressway Co. Ltd. Class H	26,000	29,472
Jiangxi Copper Co. Ltd. Class H	15,000	28,900
Kingboard Chemical Holdings Co. Ltd.	9,700	21,090
Kunlun Energy Co. Ltd.[b]	44,000	64,118
Lee & Man Paper Manufacturing Ltd.	29,000	17,166

Security	Shares	Value

Lenovo Group Ltd.	96,000	$92,851
Longfor Properties Co. Ltd.	15,500	25,905
New China Life Insurance Co. Ltd. Class Ha	8,500	23,184
Nine Dragons Paper (Holdings) Ltd.	28,000	19,029
Parkson Retail Group Ltd.	14,500	5,703
People’s Insurance Co. Group of China Ltd. Class H	64,000	31,033
PetroChina Co. Ltd. Class H	296,000	322,171
PICC Property and Casualty Co. Ltd. Class H	40,000	55,710
Ping An Insurance (Group) Co. of China Ltd. Class H	26,500	185,737
Poly Property Group Co. Ltd.	41,000	24,798
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	20,000	18,854
Shanghai Electric Group Co. Ltd. Class H	32,000	11,844
Shanghai Industrial Holdings Ltd.	5,000	16,378
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	11,200	21,261
Shenzhou International Group Holdings Ltd.	6,000	19,499
Shimao Property Holdings Ltd.	19,000	48,416
Shougang Fushan Resources Group Ltd.	54,000	18,106
Shui On Land Ltd.	57,000	17,642
Sihuan Pharmaceutical Holdings Group Ltd.	41,000	30,614
Sino Biopharmaceutical Ltd.	36,000	25,720
Sino-Ocean Land Holdings Ltd.[b]	42,500	25,157
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	46,000	16,491
Sinopharm Group Co. Ltd. Class H	16,000	40,111
SOHO China Ltd.[b]	36,000	30,594
Sun Art Retail Group Ltd.[b]	36,500	49,706
Tencent Holdings Ltd.[b]	14,600	684,587
Tingyi (Cayman Islands) Holding Corp.	28,000	69,328
Tsingtao Brewery Co. Ltd. Class H	6,000	44,452
Uni-President China Holdings Ltd.[b]	13,000	11,115
Want Want China Holdings Ltd.[b]	89,000	131,990
Weichai Power Co. Ltd. Class H	4,800	17,394
Wumart Stores Inc. Class H	11,000	20,824

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2013

Security	Shares	Value

Yanzhou Coal Mining Co. Ltd. Class Hb	22,000	$19,576
Yingde Gases Group Co. Ltd.[b]	17,500	15,685
Yuexiu Property Co. Ltd.	94,000	26,548
Zhaojin Mining Industry Co. Ltd. Class H	19,500	18,483
Zhejiang Expressway Co. Ltd. Class H	18,000	15,065
Zhongsheng Group Holdings Ltd.[b]	12,000	15,908
Zhuzhou CSR Times Electric Co. Ltd. Class H	9,000	28,377
Zijin Mining Group Co. Ltd. Class Hb	84,000	21,123
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	19,000	14,799
ZTE Corp. Class Ha	10,000	19,344

		9,750,414
INDIA — 8.92%
ACC Ltd.	651	9,499
Adani Enterprises Ltd.	2,949	6,316
Adani Ports and Special Economic Zone Ltd.	5,069	9,663
Aditya Birla Nuvo Ltd.	531	9,130
Ambuja Cements Ltd.	9,163	23,799
Apollo Hospitals Enterprise Ltd.	1,043	13,648
Asian Paints Ltd.	4,170	26,568
Axis Bank Ltd.	36	454
Bajaj Auto Ltd.	1,120	31,140
Bank of Baroda	637	4,443
Bank of India	2,030	4,372
Bharat Heavy Electricals Ltd.	7,814	14,074
Bharat Petroleum Corp. Ltd.	2,408	9,950
Bharti Airtel Ltd.	6,900	31,236
Cairn India Ltd.	6,504	31,570
Canara Bank Ltd.	1,524	4,678
Cipla Ltd.	4,649	29,339
Coal India Ltd.	6,948	26,438
Dabur India Ltd.	5,553	13,708
Divi’s Laboratories Ltd.	527	7,931
DLF Ltd.	5,506	10,817
Dr. Reddy’s Laboratories Ltd.	1,395	48,412
GAIL (India) Ltd.	4,276	19,121
GlaxoSmithKline Consumer Healthcare Ltd.	144	8,862
Godrej Consumer Products Ltd.	1,598	19,591
HCL Technologies Ltd.	2,780	43,779

Security	Shares	Value

HDFC Bank Ltd.	22,614	$203,310
Hero Motocorp Ltd.	912	28,249
Hindalco Industries Ltd.	13,708	21,795
Hindustan Unilever Ltd.	6,887	65,821
Housing Development Finance Corp. Ltd.	21,294	231,617
ICICI Bank Ltd.	4,028	49,001
Idea Cellular Ltd.[a]	9,219	22,311
Infosys Ltd.	6,591	309,833
Infrastructure Development Finance Co. Ltd.	1,754	2,137
ITC Ltd.	32,411	151,434
Jaiprakash Associates Ltd.	13,030	6,528
Jindal Steel & Power Ltd.	4,894	16,433
JSW Steel Ltd.	1,066	8,736
Kotak Mahindra Bank Ltd.	5,076	50,675
Larsen & Toubro Ltd.	5,137	56,334
LIC Housing Finance Ltd.	4,303	10,805
Lupin Ltd.	1,036	12,485
Mahindra & Mahindra Financial Services Ltd.	2,553	9,765
Mahindra & Mahindra Ltd.	4,145	49,138
NTPC Ltd.	14,604	28,934
Oil & Natural Gas Corp. Ltd.	10,646	40,146
Oil India Ltd.	1,757	11,559
Piramal Enterprises Ltd.	948	9,019
Power Finance Corp. Ltd.	3,768	6,222
Power Grid Corp. of India Ltd.	15,279	22,582
Ranbaxy Laboratories Ltd.[a]	1,645	10,155
Reliance Capital Ltd.	1,357	6,413
Reliance Communications Ltd.	7,732	14,418
Reliance Industries Ltd.	18,654	241,073
Reliance Infrastructure Ltd.	1,636	8,476
Reliance Power Ltd.[a]	8,059	8,258
Rural Electrification Corp. Ltd.	4,226	10,800
Sesa Goa Ltd.	10,716	30,614
Sesa Goa Ltd. New	3,121	8,917
Shriram Transport Finance Co. Ltd.	1,731	13,583
Siemens Ltd.	1,020	6,680
State Bank of India	1,863	42,830
Sun Pharmaceuticals Industries Ltd.	9,438	74,453
Tata Consultancy Services Ltd.	6,858	211,044
Tata Motors Ltd.	10,144	45,945
Tata Power Co. Ltd.	13,302	15,271
Tata Steel Ltd.	3,889	16,128

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2013

Security	Shares	Value

Titan Industries Ltd.	2,537	$8,626
Ultratech Cement Ltd.	539	12,032
Unitech Ltd.[a]	19,332	4,843
United Breweries Ltd.	799	8,653
United Spirits Ltd.	1,371	45,669
Wipro Ltd.	7,188	52,613
Wockhardt Ltd.	256	1,819
Zee Entertainment Enterprises Ltd.	3,346	11,724

		2,794,444
INDONESIA — 4.14%
PT Adaro Energy Tbk	205,500	17,501
PT Astra Agro Lestari Tbk	6,000	10,852
PT Astra International Tbk	296,000	163,993
PT Bank Central Asia Tbk	183,000	151,662
PT Bank Danamon Indonesia Tbk	51,000	18,915
PT Bank Mandiri (Persero) Tbk	138,500	90,050
PT Bank Negara Indonesia (Persero) Tbk	106,500	37,548
PT Bank Rakyat Indonesia (Persero) Tbk	140,000	84,615
PT Bukit Asam (Persero) Tbk	9,000	9,973
PT Bumi Resources Tbk[a]	203,000	7,622
PT Bumi Serpong Damai Tbk	86,000	10,317
PT Charoen Pokphand Indonesia Tbk	105,500	32,606
PT Global Mediacom Tbk	93,500	14,984
PT Gudang Garam Tbk	8,500	29,540
PT Indo Tambangraya Megah Tbk	8,000	23,480
PT Indocement Tunggal Prakarsa Tbk	20,000	36,081
PT Indofood CBP Sukses Makmur Tbk	20,000	18,315
PT Indofood Sukses Makmur Tbk	66,000	39,286
PT Indosat Tbk	23,000	8,688
PT Jasa Marga (Persero) Tbk	33,000	16,470
PT Kalbe Farma Tbk	379,000	46,854
PT Lippo Karawaci Tbk	269,000	28,329
PT Matahari Department Store Tbk[a]	18,000	20,522
PT Media Nusantara Citra Tbk[a]	65,500	17,695
PT Perusahaan Gas Negara (Persero) Tbk	152,500	75,412
PT Semen Gresik (Persero) Tbk	32,000	36,923
PT Telekomunikasi Indonesia (Persero) Tbk	662,500	133,471
PT Unilever Indonesia Tbk	23,000	65,714
PT United Tractors Tbk	25,000	36,172

Security	Shares	Value

PT XL Axiata Tbk	37,500	$15,367

		1,298,957
MALAYSIA — 6.07%
AirAsia Bhd	16,000	12,567
Alliance Financial Group Bhd	17,700	27,212
AMMB Holdings Bhd	23,400	52,930
Astro Malaysia Holdings Bhd	20,500	18,473
Axiata Group Bhd	39,400	80,845
Berjaya Sports Toto Bhd	7,268	8,828
British American Tobacco (Malaysia) Bhd	1,800	34,052
Bumi Armada Bhd[a]	13,900	16,504
CIMB Group Holdings Bhd	63,700	141,178
DiGi.Com Bhd	45,700	65,390
Felda Global Ventures Holdings Bhd	15,800	21,020
Gamuda Bhd	25,900	35,246
Genting Bhd	28,200	80,099
Genting Malaysia Bhd	40,200	51,524
Genting Plantations Bhd	3,900	11,268
Hong Leong Bank Bhd	7,300	31,336
Hong Leong Financial Group Bhd	4,000	17,657
IHH Healthcare Bhd[a]	28,800	35,159
IJM Corp. Bhd	13,600	22,896
IOI Corp. Bhd	38,800	63,786
Kuala Lumpur Kepong Bhd	6,000	39,309
Lafarge Malaysia Bhd	6,300	18,144
Malayan Banking Bhd	60,400	183,880
Malaysia Airports Holdings Bhd	7,700	16,362
Maxis Bhd	34,200	71,216
MISC Bhd[a]	15,000	21,554
MMC Corp. Bhd	14,000	10,655
Parkson Holdings Bhd	8,800	8,975
Petronas Chemicals Group Bhd	42,800	86,258
Petronas Dagangan Bhd	4,200	35,546
Petronas Gas Bhd	8,400	51,503
PPB Group Bhd	7,700	31,271
Public Bank Bhd Foreign	15,500	80,974
RHB Capital Bhd	10,800	24,594
Sapurakencana Petroleum Bhd[a]	48,100	52,570
Sime Darby Bhd	41,300	118,063
Telekom Malaysia Bhd	15,700	25,858
Tenaga Nasional Bhd	39,300	104,449
UEM Sunrise Bhd	20,800	15,957
UMW Holdings Bhd	7,600	29,107
YTL Corp. Bhd	67,553	31,877

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2013

Security	Shares	Value

YTL Power International Bhd	34,300	$16,708

		1,902,800
PHILIPPINES — 1.42%
Aboitiz Equity Ventures Inc.	26,440	27,270
Aboitiz Power Corp.	28,100	20,476
Alliance Global Group Inc.[a]	27,900	16,265
Ayala Corp.	2,560	31,283
Ayala Land Inc.	76,900	45,692
Bank of the Philippine Islands	10,090	20,813
BDO Unibank Inc.	19,840	32,918
DMCI Holdings Inc.	12,000	12,982
Energy Development Corp.	103,600	13,380
Globe Telecom Inc.	490	16,711
International Container Terminal Services Inc.	10,500	22,365
Jollibee Foods Corp.	5,490	19,818
Metro Pacific Investments Corp.	114,200	13,443
Metropolitan Bank & Trust Co.	4,784	8,742
Philippine Long Distance Telephone Co.	575	37,104
SM Investments Corp.	2,973	44,662
SM Prime Holdings Inc.	82,050	29,803
Universal Robina Corp.	11,810	31,749

		445,476
SOUTH KOREA — 24.09%
AmorePacific Corp.	50	40,539
AmorePacific Group	36	11,902
BS Financial Group Inc.	1,950	25,033
Celltrion Inc.	787	31,975
Cheil Industries Inc.	569	45,262
Cheil Worldwide Inc.[a]	710	15,223
CJ CheilJedang Corp.	110	25,220
CJ Corp.	230	22,067
Coway Co. Ltd.	787	41,688
Daelim Industrial Co. Ltd.	366	28,850
Daewoo Engineering & Construction Co. Ltd.[a]	1,880	12,499
Daewoo International Corp.	770	24,278
Daewoo Securities Co. Ltd.	2,650	22,321
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	1,440	38,463
DGB Financial Group Inc.	1,830	25,635
Dongbu Insurance Co. Ltd.	520	22,064
Doosan Corp.	148	18,466

Security	Shares	Value

Doosan Heavy Industries & Construction Co. Ltd.	802	$30,814
Doosan Infracore Co. Ltd.[a]	1,740	21,240
E-Mart Co. Ltd.	310	57,529
GS Engineering & Construction Corp.	576	18,369
GS Holdings Corp.	773	39,484
Halla Visteon Climate Control Corp.	510	17,505
Hana Financial Group Inc.	3,658	115,337
Hankook Tire Co. Ltd.	783	40,629
Hanwha Chemical Corp.	1,430	22,802
Hanwha Corp.	620	18,208
Hanwha Life Insurance Co. Ltd.	3,140	18,386
Hite Jinro Co. Ltd.	290	6,570
Hyosung Corp.	376	24,049
Hyundai Department Store Co. Ltd.	212	28,361
Hyundai Development Co.	920	17,819
Hyundai Engineering & Construction Co. Ltd.	977	50,520
Hyundai Glovis Co. Ltd.	175	29,481
Hyundai Heavy Industries Co. Ltd.	603	123,582
Hyundai Hysco Co. Ltd.	390	15,248
Hyundai Marine & Fire Insurance Co. Ltd.	840	22,399
Hyundai Merchant Marine Co. Ltd.[a]	737	12,316
Hyundai Mipo Dockyard Co. Ltd.	181	22,012
Hyundai Mobis Co. Ltd.	976	245,308
Hyundai Motor Co.	2,160	484,519
Hyundai Securities Co. Ltd.	1,500	7,702
Hyundai Steel Co.	809	53,494
Hyundai Wia Corp.	196	30,281
Industrial Bank of Korea	2,160	21,988
Kangwon Land Inc.	1,470	36,682
KB Financial Group Inc.	5,280	169,809
KCC Corp.	65	24,506
Kia Motors Corp.	3,810	230,649
Korea Aerospace Industries Ltd.	770	18,729
Korea Electric Power Corp.[a]	3,100	85,735
Korea Gas Corp.	373	18,649
Korea Investment Holdings Co. Ltd.	750	26,553
Korea Zinc Co. Ltd.	137	39,432
Korean Air Lines Co. Ltd.[a]	520	13,210
KT Corp.	500	16,260
KT Corp. SP ADR	197	3,166
KT&G Corp.	1,568	102,551
Kumho Petro Chemical Co. Ltd.	230	19,104

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2013

Security	Shares	Value

LG Chem Ltd.	665	$172,233
LG Corp.	1,408	84,983
LG Display Co. Ltd.[a]	3,140	82,881
LG Electronics Inc.	1,488	97,051
LG Household & Health Care Ltd.	121	53,521
LG Innotek Co. Ltd.[a]	173	13,138
LG Uplus Corp.[a]	3,150	37,032
Lotte Chemical Corp.	254	39,242
Lotte Confectionery Co. Ltd.	5	6,810
Lotte Shopping Co. Ltd.	161	49,386
LS Corp.	363	23,120
LS Industrial Systems Co. Ltd.	276	15,391
Mirae Asset Securities Co. Ltd.	460	13,240
NCsoft Corp.	234	34,150
NHN Corp.	576	231,687
NHN Entertainment Corp.[a]	265	25,933
OCI Co. Ltd.	241	34,194
ORION Corp.	54	47,965
POSCO	938	272,515
S-Oil Corp.	552	38,191
S1 Corp.	313	17,905
Samsung C&T Corp.	1,825	94,205
Samsung Card Co. Ltd.	510	16,632
Samsung Electro-Mechanics Co. Ltd.	741	54,471
Samsung Electronics Co. Ltd.	1,573	1,938,529
Samsung Engineering Co. Ltd.	431	32,692
Samsung Fire & Marine Insurance Co. Ltd.	542	122,067
Samsung Heavy Industries Co. Ltd.	2,490	88,604
Samsung Life Insurance Co. Ltd.	809	77,252
Samsung SDI Co. Ltd.	496	75,514
Samsung Securities Co. Ltd.	681	27,545
Samsung Techwin Co. Ltd.	309	18,483
Shinhan Financial Group Co. Ltd.	5,660	208,544
Shinsegae Co. Ltd.	112	20,230
SK C&C Co. Ltd.	339	33,440
SK Holdings Co. Ltd.	404	68,058
SK Hynix Inc.[a]	7,580	192,906
SK Innovation Co. Ltd.	871	109,851
SK Networks Co. Ltd.	920	5,470
SK Telecom Co. Ltd.	153	30,530
Woori Finance Holdings Co. Ltd.	4,940	49,398
Woori Investment & Securities Co. Ltd.	2,460	24,156
Yuhan Corp.	95	16,774

		7,548,391

Security	Shares	Value

TAIWAN — 18.79%
Acer Inc.[a]	36,000	$24,000
Advanced Semiconductor Engineering Inc.	87,434	77,282
Advantech Co. Ltd.	6,000	30,477
Asia Cement Corp.	22,990	28,733
ASUSTeK Computer Inc.	9,000	71,731
AU Optronics Corp.[a]	124,000	48,896
Catcher Technology Co. Ltd.	10,000	47,620
Cathay Financial Holding Co. Ltd.	112,300	159,118
Chailease Holding Co. Ltd.	7,700	15,670
Chang Hwa Commercial Bank Ltd.	90,956	49,240
Cheng Shin Rubber Industry Co. Ltd.	27,776	71,472
Cheng Uei Precision Industry Co. Ltd.	7,059	14,083
Chicony Electronics Co. Ltd.	3,522	8,145
China Airlines Ltd.[a]	8,000	2,807
China Development Financial Holding Corp.	176,200	48,342
China Life Insurance Co. Ltd.	22,479	22,198
China Motor Co. Ltd.	4,000	3,449
China Petrochemical Development Corp.	25,800	11,941
China Steel Corp.	177,046	149,686
Chunghwa Telecom Co. Ltd.	50,000	158,064
Clevo Co.	12,322	24,047
Compal Electronics Inc.	57,000	38,382
CTBC Financial Holding Co. Ltd.	184,218	116,042
CTCI Corp.	10,000	16,742
Delta Electronics Inc.	26,000	117,730
E.Sun Financial Holding Co. Ltd.	62,680	39,693
Eclat Textile Co. Ltd.	1,000	8,939
Epistar Corp.	8,000	13,100
EVA Airways Corp.[a]	30,000	15,940
Evergreen Marine Corp. Ltd.[a]	24,000	13,554
Far Eastern Department Stores Co. Ltd.	18,320	18,825
Far Eastern New Century Corp.	41,656	44,754
Far EasTone Telecommunications Co. Ltd.	19,000	48,064
Farglory Land Development Co. Ltd.	8,000	14,463
Feng Hsin Iron & Steel Co. Ltd.	3,000	5,293
First Financial Holding Co. Ltd.	97,743	56,507
Formosa Chemicals & Fibre Corp.	53,950	140,083
Formosa International Hotels Corp.	1,100	12,149
Formosa Petrochemical Corp.	16,000	40,636

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2013

Security	Shares	Value

Formosa Plastics Corp.	64,400	$160,545
Formosa Taffeta Co. Ltd.	15,000	13,735
Foxconn Technology Co. Ltd.	11,115	28,341
Fubon Financial Holding Co. Ltd.	100,396	137,554
Giant Manufacturing Co. Ltd.	4,000	26,934
Highwealth Construction Corp.	7,200	16,000
Hiwin Technologies Corp.	3,193	20,914
Hon Hai Precision Industry Co. Ltd.	144,000	390,743
Hotai Motor Co. Ltd.	3,000	29,675
HTC Corp.	10,000	52,298
Hua Nan Financial Holdings Co. Ltd.	90,615	49,358
Innolux Corp.[a]	99,019	49,634
Inventec Corp.	40,980	33,346
Kinsus Interconnect Technology Corp.	6,000	21,955
Largan Precision Co. Ltd.	2,000	69,842
LCY Chemical Corp.	9,199	10,928
Lite-On Technology Corp.	31,324	53,071
MediaTek Inc.	18,000	220,756
Mega Financial Holding Co. Ltd.	105,170	80,307
Merida Industry Co. Ltd.	5,000	32,749
MStar Semiconductor Inc.	4,000	36,492
Nan Kang Rubber Tire Co. Ltd.	2,879	3,367
Nan Ya Plastics Corp.	75,090	147,046
Novatek Microelectronics Corp. Ltd.	6,000	24,963
Pegatron Corp.[a]	28,000	43,322
Pou Chen Corp.	21,000	22,948
Powertech Technology Inc.	4,000	7,312
President Chain Store Corp.	9,000	62,858
Quanta Computer Inc.	32,000	67,477
Radiant Opto-Electronics Corp.	8,363	26,550
Realtek Semiconductor Corp.	10,140	22,500
Ruentex Development Co. Ltd.	12,633	24,950
Ruentex Industries Ltd.	9,000	22,346
ScinoPharm Taiwan Ltd.	4,160	11,650
Shin Kong Financial Holding Co. Ltd.[a]	87,000	29,364
Siliconware Precision Industries Co. Ltd.	41,000	46,036
Simplo Technology Co. Ltd.	5,200	24,849
SinoPac Financial Holdings Co. Ltd.	87,797	39,168
Standard Foods Corp.	8,352	24,617
Synnex Technology International Corp.	19,000	29,937
Taishin Financial Holdings Co. Ltd.	88,549	38,172
Taiwan Business Bank Ltd.[a]	54,254	15,683

Security	Shares	Value

Taiwan Cement Corp.	47,000	$62,040
Taiwan Cooperative Financial Holding Co. Ltd.	84,840	45,362
Taiwan Fertilizer Co. Ltd.	6,000	13,775
Taiwan Glass Industry Corp.	450	413
Taiwan Mobile Co. Ltd.	22,000	79,400
Taiwan Semiconductor Manufacturing Co. Ltd.	348,000	1,168,741
Teco Electric and Machinery Co. Ltd.	29,000	30,381
TPK Holding Co. Ltd.	2,591	27,534
Transcend Information Inc.	3,000	8,852
Tripod Technology Corp.	8,000	15,853
TSRC Corp.	600	1,019
U-Ming Marine Transport Corp.	8,000	12,324
Uni-President Enterprises Co.	60,039	109,346
Unimicron Technology Corp.	17,000	13,805
United Microelectronics Corp.	156,000	64,121
Vanguard International Semiconductor Corp.	2,000	2,162
Walsin Lihwa Corp.[a]	4,000	1,183
Wan Hai Lines Ltd.	15,000	8,120
Wistron Corp.	28,945	25,971
WPG Holdings Co. Ltd.	20,000	22,991
Yang Ming Marine Transport Corp.[a]	18,000	7,880
Yuanta Financial Holding Co. Ltd.	89,000	44,612
Yulon Motor Co. Ltd.	3,000	4,942
Zhen Ding Technology Holding Ltd.	7,455	19,781

		5,888,797
THAILAND — 3.81%
Advanced Information Service PCL NVDR	14,100	105,126
Airports of Thailand PCL NVDR	6,200	31,491
Bangkok Bank PCL Foreign	12,000	67,474
Bangkok Bank PCL NVDR	9,700	53,939
Bangkok Dusit Medical Services PCL NVDR	4,900	19,637
Bank of Ayudhya PCL NVDR	34,600	40,845
Banpu PCL NVDR	2,600	22,293
BEC World PCL NVDR	14,600	24,719
Central Pattana PCL NVDR	19,200	22,069
Charoen Pokphand Foods PCL NVDR	38,900	28,036
CP All PCL NVDR	60,300	61,349
Glow Energy PCL NVDR	7,400	14,425
Home Product Center PCL NVDR	32,200	11,204

CONSOLIDATED SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2013

Security	Shares	Value

Indorama Ventures PCL NVDR	19,800	$10,641
IRPC PCL NVDR	135,600	12,553
Kasikornbank PCL Foreign	17,300	85,452
Kasikornbank PCL NVDR	7,300	36,058
Krung Thai Bank PCL NVDR	48,950	25,091
Minor International PCL NVDR	17,600	11,701
PTT Exploration & Production PCL NVDR	21,010	108,672
PTT Global Chemical PCL NVDR	21,900	46,943
PTT PCL NVDR	13,300	135,107
Siam Cement PCL Foreign	4,100	50,438
Siam Cement PCL NVDR	2,100	25,638
Siam Commercial Bank PCL NVDR	26,500	110,725
Thai Oil PCL NVDR	12,300	20,825
True Corp. PCL NVDR[a]	64,800	13,085

		1,195,536

TOTAL COMMON STOCKS
(Cost: $32,419,754)		30,824,815

PREFERRED STOCKS — 1.13%

SOUTH KOREA — 1.13%
Hyundai Motor Co. Ltd.	344	32,229
Hyundai Motor Co. Ltd. Series 2	567	57,208
LG Chem Ltd.	100	11,892
Samsung Electronics Co. Ltd.	304	251,679

		353,008

TOTAL PREFERRED STOCKS
(Cost: $270,593)		353,008

RIGHTS — 0.01%

CHINA — 0.01%
China Merchants Bank Co. Ltd. Class Ha	9,831	2,231

		2,231

TOTAL RIGHTS
(Cost: $0)		2,231

SHORT-TERM INVESTMENTS — 2.67%

MONEY MARKET FUNDS — 2.67%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	773,618	773,618

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	49,124	$49,124
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	13,884	13,884

		836,626

TOTAL SHORT-TERM INVESTMENTS
(Cost: $836,626)		836,626

TOTAL INVESTMENTS IN SECURITIES — 102.16%
(Cost: $33,526,973)		32,016,680
Other Assets, Less Liabilities — (2.16)%		(675,886)

NET ASSETS — 100.00%		$31,340,794

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS CONSUMER DISCRETIONARY ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 96.87%

BRAZIL — 5.13%
Anhanguera Educacional Participacoes SA	3,306	$19,261
Companhia Hering SA	1,200	16,108
Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,400	15,871
Estacio Participacoes SA	1,700	12,558
Kroton Educacional SA	1,600	21,538
Lojas Americanas SA	1,100	6,288
Lojas Renner SA	1,002	24,190
MRV Engenharia e Participacoes SA	2,702	9,468
Multiplus SA	300	3,289

		128,571
CHILE — 2.33%
S.A.C.I. Falabella SA	5,912	58,560

		58,560
CHINA — 12.16%
Anta Sports Products Ltd.	8,002	10,340
Belle International Holdings Ltd.	38,001	52,534
Bosideng International Holdings Ltd.	24,000	4,890
Brilliance China Automotive Holdings Ltd.[a]	24,000	35,283
BYD Co. Ltd. Class Ha,b	4,500	16,162
Dah Chong Hong Holdings Ltd.	7,001	5,381
Daphne International Holdings Ltd.[b]	8,001	5,128
Dongfeng Motor Group Co. Ltd. Class H	22,001	30,472
Geely Automobile Holdings Ltd.	35,001	18,416
Golden Eagle Retail Group Ltd.	6,000	8,326
GOME Electrical Appliances Holdings Ltd.[a]	88,000	9,079
Great Wall Motor Co. Ltd. Class H	8,502	43,308
Guangzhou Automobile Group Co. Ltd. Class H	18,001	18,362
Haier Electronics Group Co. Ltd.	6,001	10,494
Intime Retail Group Co. Ltd.	8,501	9,954
Parkson Retail Group Ltd.	10,001	3,934
Shenzhou International Group Holdings Ltd.	5,000	16,249
Zhongsheng Group Holdings Ltd.	5,000	6,628

		304,940
INDIA — 4.39%
Bajaj Auto Ltd.	728	20,241
Hero Motocorp Ltd.	563	17,439

Security	Shares	Value

Mahindra & Mahindra Ltd.	2,575	$30,526
Tata Motors Ltd.	6,364	28,824
Titan Industries Ltd.	1,851	6,294
Zee Entertainment Enterprises Ltd.	1,945	6,815

		110,139
INDONESIA — 4.95%
PT Astra International Tbk	165,500	91,692
PT Global Mediacom Tbk	58,500	9,375
PT Matahari Department Store Tbk[a]	11,500	13,111
PT Media Nusantara Citra Tbk[a]	36,500	9,861

		124,039
MALAYSIA — 4.75%
Astro Malaysia Holdings Bhd	12,900	11,625
Berjaya Sports Toto Bhd	4,932	5,991
Genting Bhd	16,700	47,435
Genting Malaysia Bhd	25,001	32,043
Parkson Holdings Bhd	4,601	4,692
UMW Holdings Bhd	4,501	17,238

		119,024
MEXICO — 4.89%
El Puerto de Liverpool SA de CV Series C1	1,601	16,804
Grupo Televisa SAB de CV CPO	21,102	105,952

		122,756
PHILIPPINES — 0.52%
Jollibee Foods Corp.	3,611	13,035

		13,035
POLAND — 0.36%
Cyfrowy Polsat SAa	1,472	9,147

		9,147
SOUTH AFRICA — 17.58%
Foschini Group Ltd. (The)	1,539	14,461
Imperial Holdings Ltd.	1,515	30,804
Mr. Price Group Ltd.	1,985	24,271
Naspers Ltd. Class N	3,239	268,321
Steinhoff International Holdings Ltd.[a]	10,801	30,966
Truworths International Ltd.	3,699	29,625
Woolworths Holdings Ltd.	6,381	42,501

		440,949
SOUTH KOREA — 31.44%
Cheil Worldwide Inc.[a]	780	16,724
Coway Co. Ltd.	450	23,837
Halla Visteon Climate Control Corp.	310	10,640
Hankook Tire Co. Ltd.	622	32,275

CONSOLIDATED SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS CONSUMER DISCRETIONARY ETF

August 31, 2013

Security	Shares	Value

Hyundai Department Store Co. Ltd.	120	$16,053
Hyundai Mobis Co. Ltd.	559	140,499
Hyundai Motor Co.	1,267	284,206
Hyundai Wia Corp.	124	19,158
Kangwon Land Inc.	802	20,013
Kia Motors Corp.	2,161	130,822
LG Electronics Inc.	869	56,678
Lotte Shopping Co. Ltd.	90	27,607
Shinsegae Co. Ltd.	56	10,115

		788,627
TAIWAN — 6.26%
Cheng Shin Rubber Industry Co. Ltd.	13,754	35,391
China Motor Co. Ltd.	5,002	4,313
Eclat Textile Co. Ltd.	1,000	8,939
Far Eastern Department Stores Co. Ltd.	8,320	8,549
Formosa International Hotels Corp.	1	11
Formosa Taffeta Co. Ltd.	7,002	6,411
Giant Manufacturing Co. Ltd.	2,001	13,474
Hotai Motor Co. Ltd.	2,001	19,793
Merida Industry Co. Ltd.	2,000	13,100
Nan Kang Rubber Tire Co. Ltd.	4,939	5,777
Pou Chen Corp.	18,000	19,669
Ruentex Industries Ltd.	4,000	9,932
Yulon Motor Co. Ltd.	7,001	11,534

		156,893
THAILAND — 1.20%
BEC World PCL NVDR	8,501	14,393
Home Product Center PCL NVDR	20,500	7,133
Minor International PCL NVDR	12,900	8,576

		30,102
TURKEY — 0.91%
Arcelik AS	2,053	10,375
Ford Otomotiv Sanayi AS	600	7,506
Tofas Turk Otomobil Fabrikasi AS	945	4,891

		22,772

TOTAL COMMON STOCKS
(Cost: $2,393,606)		2,429,554

PREFERRED STOCKS — 2.86%

BRAZIL — 0.89%
Lojas Americanas SA	3,501	22,268

		22,268

Security	Shares	Value

SOUTH KOREA — 1.97%
Hyundai Motor Co. Ltd.	190	$17,801
Hyundai Motor Co. Ltd. Series 2	315	31,782

		49,583

TOTAL PREFERRED STOCKS
(Cost: $57,415)		71,851

SHORT-TERM INVESTMENTS — 0.90%

MONEY MARKET FUNDS — 0.90%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	21,233	21,233
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	1,348	1,348

		22,581

TOTAL SHORT-TERM INVESTMENTS
(Cost: $22,581)		22,581

TOTAL INVESTMENTS IN SECURITIES — 100.63%
(Cost: $2,473,602)		2,523,986
Other Assets, Less Liabilities — (0.63)%		(15,873)

NET ASSETS — 100.00%		$2,508,113

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ENERGY CAPPED ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 89.91%

BRAZIL — 6.63%
Cosan SA Industria e Comercio	200	$3,498
Petroleo Brasileiro SA	12,102	81,301
Ultrapar Participacoes SA	1,601	34,954

		119,753
CHILE — 1.06%
Empresas Copec SA	1,442	19,175

		19,175
CHINA — 22.56%
China Coal Energy Co. Class H	21,000	12,376
China Oilfield Services Ltd. Class H	8,001	20,615
China Petroleum & Chemical Corp. Class H	110,402	79,587
China Shenhua Energy Co. Ltd. Class H	16,500	51,281
CNOOC Ltd.	76,001	150,936
Kunlun Energy Co. Ltd.	2,000	2,914
PetroChina Co. Ltd. Class H	74,000	80,543
Yanzhou Coal Mining Co. Ltd. Class Ha	10,002	8,900

		407,152
COLOMBIA — 2.75%
Ecopetrol SA SP ADR	1,110	49,573

		49,573
HUNGARY — 0.84%
MOL Hungarian Oil and Gas PLC	213	15,076

		15,076
INDIA — 6.33%
Bharat Petroleum Corp. Ltd.	1,313	5,425
Cairn India Ltd.	1,141	5,538
Coal India Ltd.	2,708	10,304
Oil & Natural Gas Corp. Ltd.	3,898	14,700
Oil India Ltd.	456	3,000
Reliance Industries Ltd.	5,823	75,253

		114,220
INDONESIA — 1.23%
PT Adaro Energy Tbk	75,502	6,430
PT Bukit Asam (Persero) Tbk	5,000	5,540
PT Bumi Resources Tbk[b]	77,500	2,910
PT Indo Tambangraya Megah Tbk	2,500	7,338

		22,218
MALAYSIA — 2.29%
Bumi Armada Bhd[b]	6,801	8,075
Petronas Dagangan Bhd	1,701	14,396

Security	Shares	Value

Sapurakencana Petroleum Bhd[b]	17,201	$18,799

		41,270
POLAND — 2.56%
Grupa Lotos SAb	519	6,106
Polski Koncern Naftowy Orlen SA	1,544	21,455
Polskie Gornictwo Naftowe i Gazownictwo SA	9,757	18,623

		46,184
RUSSIA — 27.01%
Gazprom OAO	50,150	198,624
LUKOIL OAO	2,152	124,359
NovaTek OAO SP GDR[c]	422	50,556
Rosneft Oil Co. OJSC	5,572	41,214
Surgutneftegas OJSC	34,002	26,619
Tatneft OAO Class S	6,551	41,061
TMK OAO SP GDR[c]	401	5,161

		487,594
SOUTH AFRICA — 6.06%
Exxaro Resources Ltd.	281	4,456
Sasol Ltd.	2,231	104,966

		109,422
SOUTH KOREA — 3.68%
GS Holdings Corp.	272	13,893
S-Oil Corp.	238	16,466
SK Innovation Co. Ltd.	286	36,071

		66,430
TAIWAN — 0.84%
Formosa Petrochemical Corp.	6,000	15,238

		15,238
THAILAND — 5.33%
Banpu PCL NVDR	750	6,430
IRPC PCL NVDR	61,600	5,703
PTT Exploration & Production PCL NVDR	6,633	34,309
PTT PCL NVDR	4,102	41,670
Thai Oil PCL NVDR	4,801	8,128

		96,240
TURKEY — 0.74%
Turkiye Petrol Rafinerileri AS	695	13,366

		13,366

TOTAL COMMON STOCKS
(Cost: $2,114,679)		1,622,911

CONSOLIDATED SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ENERGY CAPPED ETF

August 31, 2013

Security	Shares	Value

PREFERRED STOCKS — 9.20%

BRAZIL — 6.85%
Petroleo Brasileiro SA	17,500	$123,675

		123,675
RUSSIA — 2.35%
AK Transneft OAO	8	18,377
Surgutneftegas OJSC	35,502	23,985

		42,362

TOTAL PREFERRED STOCKS
(Cost: $290,387)		166,037

SHORT-TERM INVESTMENTS — 0.69%

MONEY MARKET FUNDS — 0.69%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	983	983
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	62	62
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	11,428	11,428

		12,473

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,473)		12,473

TOTAL INVESTMENTS IN SECURITIES — 99.80%
(Cost: $2,417,539)		1,801,421
Other Assets, Less Liabilities — 0.20%		3,695

NET ASSETS — 100.00%		$1,805,116

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

40	2013 iSHARES ANNAUL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 94.27%

BRAZIL — 6.84%
ALL — America Latina Logistica SA	1,400	$5,436
Anhanguera Educacional Participacoes SA	1,200	6,991
Arteris SA	400	3,621
Banco Bradesco SA	1,680	22,332
BB Seguridade Participacoes SA	1,800	14,568
BR Malls Participacoes SA	1,200	9,137
BR Properties SA	600	4,581
BRF — Brasil Foods SA	1,800	41,797
CCR SA	2,600	18,976
CETIP SA — Mercados Organizados	600	5,906
Cielo SA	1,080	26,537
Companhia de Bebidas das Americas	400	14,080
Companhia de Saneamento Basico do Estado de Sao Paulo	1,000	8,241
Companhia Hering SA	400	5,369
Companhia Siderurgica Nacional SA	600	2,125
Cosan SA Industria e Comercio	400	6,997
Cyrela Brazil Realty SA Empreendimentos e Participacoes	800	5,290
Duratex SA	840	4,269
EcoRodovias Infraestrutura e Logistica SA	400	2,574
Embraer SA	1,200	9,884
Estacio Participacoes SA	500	3,693
Fibria Celulose SAa	800	9,282
Hypermarcas SA	1,000	6,832
JBS SA	800	2,477
Kroton Educacional SA	600	8,077
Localiza Rent A Car SA	410	5,373
Lojas Americanas SA	400	2,287
Lojas Renner SA	400	9,657
MPX Energia SAa	200	412
MPX Energia SA New[a]	42	91
Multiplan Empreendimentos Imobiliarios SA	200	4,033
Multiplus SA	200	2,193
Natura Cosmeticos SA	400	7,533
Odontoprev SA	800	2,965
Qualicorp SAa	400	3,138
Raia Drogasil SA	600	4,260
Souza Cruz SA	1,000	10,517

Security	Shares	Value

TIM Participacoes SA	1,200	$4,735
Totvs SA	400	6,293
Ultrapar Participacoes SA	1,000	21,832
WEG SA	800	9,423

		343,814
CHILE — 1.45%
Banco de Credito e Inversiones	57	2,725
CAP SA	222	4,739
Cencosud SA	3,256	13,154
Colbun SA	22,990	5,922
Compania Cervecerias Unidas SA	342	4,579
Empresas Copec SA	716	9,521
LATAM Airlines Group SA	762	9,582
S.A.C.I. Falabella SA	2,274	22,525

		72,747
CHINA — 19.89%
Air China Ltd. Class H	4,000	2,553
Aluminum Corp. of China Ltd. Class Ha	16,000	5,365
Anhui Conch Cement Co. Ltd. Class Hb	4,000	12,922
AviChina Industry & Technology Co. Ltd. Class H	8,000	4,075
BBMG Corp. Class H	4,000	2,739
Beijing Capital International Airport Co. Ltd. Class H	8,000	5,241
Beijing Enterprises Holdings Ltd.	2,000	14,186
Belle International Holdings Ltd.	14,000	19,354
Bosideng International Holdings Ltd.	12,000	2,445
Brilliance China Automotive Holdings Ltd.[a]	8,000	11,761
BYD Co. Ltd. Class Ha,b	2,000	7,183
China Everbright International Ltd.	8,000	7,552
China Gas Holdings Ltd.	8,000	8,346
China Life Insurance Co. Ltd. Class H	22,000	54,018
China Longyuan Power Group Corp. Ltd. Class H	8,000	8,449
China Mengniu Dairy Co. Ltd.[b]	4,000	16,919
China Merchants Bank Co. Ltd. Class H	12,000	20,799
China Minsheng Banking Corp. Ltd. Class H	7,000	7,529
China National Building Material Co. Ltd. Class H	4,000	3,678
China Oilfield Services Ltd. Class H	4,000	10,306
China Overseas Grand Oceans Group Ltd.	2,000	2,615
China Overseas Land & Investment Ltd.	12,000	35,747

CONSOLIDATED SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2013

Security	Shares	Value

China Pacific Insurance (Group) Co. Ltd. Class Hb	8,000	$26,720
China Railway Construction Corp. Ltd. Class Hb	6,000	5,710
China Railway Group Ltd. Class H	12,000	6,159
China Resources Gas Group Ltd.	4,000	9,440
China Resources Land Ltd.	4,000	10,936
China Resources Power Holdings Co. Ltd.	4,000	9,182
China Shenhua Energy Co. Ltd. Class H	10,000	31,079
China State Construction International Holdings Ltd.	4,000	6,458
China Taiping Insurance Holdings Co. Ltd.[a]	4,000	5,478
China Unicom (Hong Kong) Ltd.	12,000	18,199
CNOOC Ltd.	52,000	103,270
Country Garden Holdings Co. Ltd.	14,000	8,756
CSR Corp Ltd. Class H	6,000	4,364
Dah Chong Hong Holdings Ltd.[b]	4,000	3,074
Daphne International Holdings Ltd.	4,000	2,564
Dongfeng Motor Group Co. Ltd. Class H	8,000	11,080
ENN Energy Holdings Ltd.	4,000	19,860
Evergrande Real Estate Group Ltd.[a,b]	8,000	3,405
Far East Horizon Ltd.	4,000	2,419
Geely Automobile Holdings Ltd.	10,000	5,262
Golden Eagle Retail Group Ltd.	2,000	2,775
Great Wall Motor Co. Ltd. Class H	3,000	15,282
Greentown China Holdings Ltd.	2,000	3,735
Guangdong Investment Ltd.	8,000	6,623
Guangzhou R&F Properties Co. Ltd. Class H	3,200	5,224
Haier Electronics Group Co. Ltd.	2,000	3,497
Haitong Securities Co. Ltd. Class H	2,400	3,479
Hengan International Group Co. Ltd.	2,000	21,910
Huaneng Power International Inc. Class H	8,000	7,975
Intime Retail Group Co. Ltd.	3,000	3,513
Kunlun Energy Co. Ltd.	8,000	11,658
Lee & Man Paper Manufacturing Ltd.	4,000	2,368
Lenovo Group Ltd.	20,000	19,344
Longfor Properties Co. Ltd.	4,000	6,685
New China Life Insurance Co. Ltd. Class Ha	1,800	4,910
Nine Dragons Paper (Holdings) Ltd.	6,000	4,078
People’s Insurance Co. Group of China Ltd. Class H	14,000	6,788

Security	Shares	Value

PICC Property and Casualty Co. Ltd. Class H	8,000	$11,142
Ping An Insurance (Group) Co. of China Ltd. Class Hb	5,000	35,045
Poly Property Group Co. Ltd.	4,000	2,419
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	8,000	7,542
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	1,600	3,037
Shenzhou International Group Holdings Ltd.	2,000	6,500
Shimao Property Holdings Ltd.	4,000	10,193
Sihuan Pharmaceutical Holdings Group Ltd.	6,000	4,480
Sino Biopharmaceutical Ltd.	8,000	5,715
Sino-Ocean Land Holdings Ltd.[b]	7,000	4,143
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	8,000	2,868
Sinopharm Group Co. Ltd. Class H	3,200	8,022
Sun Art Retail Group Ltd.	7,000	9,533
Tencent Holdings Ltd.	3,000	140,669
Tingyi (Cayman Islands) Holding Corp.	4,000	9,904
Uni-President China Holdings Ltd.	4,000	3,420
Want Want China Holdings Ltd.	18,000	26,695
Wumart Stores Inc. Class H	2,000	3,786
Yingde Gases Group Co. Ltd.	3,000	2,689
Zhaojin Mining Industry Co. Ltd. Class H	3,000	2,844
Zhongsheng Group Holdings Ltd.	2,000	2,651
Zhuzhou CSR Times Electric Co. Ltd. Class H	2,000	6,306
ZTE Corp. Class Ha,b	1,600	3,095

		999,739
COLOMBIA — 1.06%
Almacenes Exito SA	404	6,671
Bancolombia SA SP ADR	470	25,883
Ecopetrol SA SP ADR	328	14,649
Isagen SA ESP[a]	3,778	5,979

		53,182
CZECH REPUBLIC — 0.35%
CEZ AS	232	5,348
Komercni Banka AS	56	12,031

		17,379
HUNGARY — 0.22%
MOL Hungarian Oil and Gas PLC	116	8,210

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2013

Security	Shares	Value

OTP Bank PLC	156	$2,891

		11,101
INDIA — 5.92%
Adani Enterprises Ltd.	172	368
Adani Ports and Special Economic Zone Ltd.	1,216	2,318
Apollo Hospitals Enterprise Ltd.	113	1,479
Asian Paints Ltd.	800	5,097
Bharti Airtel Ltd.	1,708	7,732
Cipla Ltd.	972	6,134
Dabur India Ltd.	1,222	3,017
Divi’s Laboratories Ltd.	190	2,859
Dr. Reddy’s Laboratories Ltd.	290	10,064
GlaxoSmithKline Consumer Healthcare Ltd.	32	1,969
Godrej Consumer Products Ltd.	338	4,144
HCL Technologies Ltd.	624	9,827
HDFC Bank Ltd.	4,364	39,234
Hindustan Unilever Ltd.	1,402	13,399
Housing Development Finance Corp. Ltd.	4,254	46,271
ICICI Bank Ltd.	778	9,465
Idea Cellular Ltd.[a]	2,042	4,942
ITC Ltd.	6,298	29,426
Kotak Mahindra Bank Ltd.	814	8,127
Larsen & Toubro Ltd.	445	4,880
Lupin Ltd.	344	4,146
Ranbaxy Laboratories Ltd.[a]	198	1,222
Reliance Power Ltd.[a]	1,648	1,689
Sun Pharmaceuticals Industries Ltd.	1,748	13,789
Tata Consultancy Services Ltd.	1,350	41,544
Tata Motors Ltd.	1,098	4,973
Titan Industries Ltd.	656	2,231
Ultratech Cement Ltd.	96	2,143
United Breweries Ltd.	263	2,848
United Spirits Ltd.	270	8,994
Wockhardt Ltd.	80	568
Zee Entertainment Enterprises Ltd.	698	2,446

		297,345
INDONESIA — 2.58%
PT Astra International Tbk	19,000	10,527
PT Bank Central Asia Tbk	36,000	29,835
PT Bank Mandiri (Persero) Tbk	18,000	11,703
PT Bumi Resources Tbk[a]	43,000	1,614
PT Bumi Serpong Damai Tbk	24,000	2,879
PT Charoen Pokphand Indonesia Tbk	21,000	6,490

Security	Shares	Value

PT Global Mediacom Tbk	18,000	$2,885
PT Indocement Tunggal Prakarsa Tbk	4,000	7,216
PT Indofood CBP Sukses Makmur Tbk	4,000	3,663
PT Indosat Tbk	6,000	2,266
PT Jasa Marga (Persero) Tbk	6,000	2,995
PT Kalbe Farma Tbk	70,000	8,654
PT Lippo Karawaci Tbk	61,000	6,424
PT Media Nusantara Citra Tbk[a]	16,000	4,322
PT Perusahaan Gas Negara (Persero) Tbk	15,000	7,418
PT Semen Gresik (Persero) Tbk	8,000	9,231
PT Unilever Indonesia Tbk	4,000	11,429

		129,551
MALAYSIA — 3.78%
AirAsia Bhd	2,800	2,199
Astro Malaysia Holdings Bhd	5,000	4,506
Axiata Group Bhd	7,200	14,774
British American Tobacco (Malaysia) Bhd	200	3,784
Bumi Armada Bhd[a]	3,600	4,274
CIMB Group Holdings Bhd	12,800	28,369
DiGi.Com Bhd	9,200	13,164
Felda Global Ventures Holdings Bhd	3,400	4,523
Gamuda Bhd	4,500	6,124
Genting Bhd	5,800	16,474
Genting Plantations Bhd	800	2,311
Hong Leong Bank Bhd	1,600	6,868
IJM Corp. Bhd	2,000	3,367
Kuala Lumpur Kepong Bhd	1,600	10,482
Maxis Bhd	3,000	6,247
MMC Corp. Bhd	2,200	1,674
Petronas Dagangan Bhd	600	5,078
Petronas Gas Bhd	1,800	11,036
Public Bank Bhd Foreign	3,000	15,672
Sapurakencana Petroleum Bhd[a]	10,400	11,367
Telekom Malaysia Bhd	2,200	3,623
UEM Sunrise Bhd	4,800	3,683
UMW Holdings Bhd	1,800	6,894
YTL Corp. Bhd	7,800	3,681

		190,174
MEXICO — 5.33%
America Movil SAB de CV Series L	55,800	53,744
Arca Continental SAB de CV	1,000	6,335
Coca-Cola FEMSA SAB de CV Series L	800	9,537
El Puerto de Liverpool SA de CV Series C1	600	6,297

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2013

Security	Shares	Value

Fomento Economico Mexicano SAB de CV BD Units	2,800	$26,524
Genomma Lab Internacional SAB de CV Series Ba,b	2,200	4,719
Grupo Bimbo SAB de CV Series A	4,800	13,966
Grupo Carso SAB de CV Series A1	1,000	4,942
Grupo Financiero Banorte SAB de CV Series O	7,000	43,771
Grupo Financiero Inbursa SAB de CV Series O	4,200	8,959
Grupo Mexico SAB de CV Series B	5,400	15,449
Grupo Televisa SAB de CV CPO	2,600	13,055
Kimberly-Clark de Mexico SAB de CV Series A	1,600	4,537
Mexichem SAB de CV	3,200	12,750
Minera Frisco SAB de CV Series A1[a]	1,800	4,892
OHL Mexico SAB de CVa	800	2,082
Wal-Mart de Mexico SAB de CV Series V	15,200	36,475

		268,034
PERU — 0.48%
Credicorp Ltd.	200	24,248

		24,248
PHILIPPINES — 0.94%
Aboitiz Equity Ventures Inc.	2,600	2,682
Ayala Corp.	220	2,688
Ayala Land Inc.	16,000	9,507
DMCI Holdings Inc.	2,000	2,164
Energy Development Corp.	21,000	2,712
International Container Terminal Services Inc.	2,400	5,112
Jollibee Foods Corp.	460	1,661
SM Investments Corp.	508	7,631
SM Prime Holdings Inc.	20,400	7,410
Universal Robina Corp.	2,200	5,914

		47,481
POLAND — 1.90%
Alior Bank SAa	118	3,335
Bank Handlowy w Warszawie SA	136	4,297
Bank Millennium SAa	1,094	2,247
Bank Pekao SA	350	18,809
Bank Zachodni WBK SA	78	7,514
BRE Bank SA	40	5,460
Cyfrowy Polsat SAa	644	4,002
Eurocash SA	200	3,206
Grupa Azoty SA	124	2,796

Security	Shares	Value

Kernel Holding SAa	102	$1,493
Polskie Gornictwo Naftowe i Gazownictwo SA	5,246	10,013
Powszechna Kasa Oszczednosci Bank Polski SAa	954	11,288
Powszechny Zaklad Ubezpieczen SA	154	20,831

		95,291
RUSSIA — 6.03%
LSR Group OJSC SP GDR[c]	648	2,722
Magnit OJSC SP GDR[c]	748	41,514
MegaFon OAO SP GDR[c]	264	8,923
MMC Norilsk Nickel OJSC	162	21,258
Mobile TeleSystems OJSC SP ADR	1,474	31,190
NovaTek OAO SP GDR[c]	260	31,148
Rosneft Oil Co. OJSC	1,940	14,349
Rostelecom OJSC	3,420	10,322
RusHydro OJSC	242,000	3,928
Sberbank of Russia	31,040	82,235
Sistema JSFC SP GDR[c]	166	3,675
Surgutneftegas OJSC	7,000	5,480
Tatneft OAO Class S	4,100	25,698
TMK OAO SP GDR[c]	182	2,342
Uralkali OJSC	3,800	18,085

		302,869
SOUTH AFRICA — 7.43%
Anglo American Platinum Ltd.[a]	52	2,081
AngloGold Ashanti Ltd.	764	10,444
Aspen Pharmacare Holdings Ltd.[a]	810	18,665
Bidvest Group Ltd.	840	20,734
Discovery Ltd.	1,046	8,644
Foschini Group Ltd. (The)	602	5,657
Life Healthcare Group Holdings Ltd.	2,630	9,091
Massmart Holdings Ltd.	318	4,891
Mediclinic International Ltd.	500	3,599
Mr. Price Group Ltd.	692	8,461
MTN Group Ltd.	4,848	88,927
Naspers Ltd. Class N	1,150	95,267
Netcare Ltd.	2,136	4,843
Northam Platinum Ltd.[a]	698	2,842
Pick n Pay Stores Ltd.	754	2,819
PPC Ltd.	1,210	3,501
Sanlam Ltd.	5,518	24,802
Shoprite Holdings Ltd.	1,234	19,419
SPAR Group Ltd. (The)	516	5,807
Tiger Brands Ltd.	298	8,228

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2013

Security	Shares	Value

Truworths International Ltd.	1,282	$10,267
Woolworths Holdings Ltd.	2,182	14,533

		373,522
SOUTH KOREA — 14.42%
AmorePacific Corp.	8	6,486
AmorePacific Group	6	1,984
Celltrion Inc.	174	7,069
Cheil Industries Inc.	34	2,705
Cheil Worldwide Inc.[a]	300	6,432
CJ CheilJedang Corp.	24	5,502
CJ Corp.	44	4,221
Coway Co. Ltd.	114	6,039
Daewoo International Corp.	100	3,153
Doosan Infracore Co. Ltd.[a]	260	3,174
E-Mart Co. Ltd.	60	11,135
Halla Visteon Climate Control Corp.	80	2,746
Hankook Tire Co. Ltd.	231	11,987
Hyundai Department Store Co. Ltd.	20	2,676
Hyundai Glovis Co. Ltd.	36	6,065
Hyundai Hysco Co. Ltd.	100	3,910
Hyundai Merchant Marine Co. Ltd.[a]	103	1,721
Hyundai Wia Corp.	44	6,798
Kangwon Land Inc.	120	2,994
Kia Motors Corp.	280	16,951
Korea Aerospace Industries Ltd.	100	2,432
Korean Air Lines Co. Ltd.[a]	100	2,540
LG Display Co. Ltd.[a]	700	18,477
LG Electronics Inc.	110	7,174
LG Household & Health Care Ltd.	26	11,500
LG Innotek Co. Ltd.[a]	30	2,278
LG Uplus Corp.[a]	720	8,464
Lotte Chemical Corp.	46	7,107
Lotte Confectionery Co. Ltd.	2	2,724
Lotte Shopping Co. Ltd.	18	5,521
LS Corp.	50	3,185
LS Industrial Systems Co. Ltd.	46	2,565
NCsoft Corp.	44	6,421
NHN Corp.	80	32,179
NHN Entertainment Corp.[a]	37	3,634
OCI Co. Ltd.	50	7,094
ORION Corp.	10	8,883
S1 Corp.	65	3,718
Samsung C&T Corp.	172	8,879
Samsung Electro-Mechanics Co. Ltd.	170	12,497
Samsung Electronics Co. Ltd.	318	391,896

Security	Shares	Value

Samsung SDI Co. Ltd.	98	$14,920
Samsung Techwin Co. Ltd.	110	6,580
SK Hynix Inc.[a]	1,520	38,683
Yuhan Corp.	9	1,589

		724,688
TAIWAN — 11.75%
Acer Inc.[a]	4,000	2,667
AU Optronics Corp.[a]	12,000	4,732
Cathay Financial Holding Co. Ltd.	26,000	36,839
Chailease Holding Co. Ltd.	2,200	4,477
Cheng Shin Rubber Industry Co. Ltd.	6,900	17,755
China Airlines Ltd.[a]	12,000	4,211
China Development Financial Holding Corp.	24,000	6,585
China Life Insurance Co. Ltd.	6,089	6,013
Clevo Co.	2,080	4,059
Delta Electronics Inc.	6,000	27,168
E.Sun Financial Holding Co. Ltd.	13,200	8,359
Epistar Corp.	2,000	3,275
EVA Airways Corp.[a]	6,000	3,188
Far Eastern Department Stores Co. Ltd.	4,000	4,110
Far EasTone Telecommunications Co. Ltd.	4,000	10,119
Formosa Petrochemical Corp.	4,000	10,159
Foxconn Technology Co. Ltd.	2,100	5,354
Giant Manufacturing Co. Ltd.	2,000	13,467
Hiwin Technologies Corp.	51	334
Hon Hai Precision Industry Co. Ltd.	12,000	32,562
MediaTek Inc.	4,000	49,057
Nan Kang Rubber Tire Co. Ltd.	2,234	2,613
Pegatron Corp.[a]	6,000	9,283
President Chain Store Corp.	2,000	13,968
Radiant Opto-Electronics Corp.	2,060	6,540
Ruentex Industries Ltd.	2,000	4,966
Standard Foods Corp.	2,300	6,779
Taiwan Fertilizer Co. Ltd.	2,000	4,592
Taiwan Mobile Co. Ltd.	4,000	14,436
Taiwan Semiconductor Manufacturing Co. Ltd.	72,000	241,809
Uni-President Enterprises Co.	12,720	23,166
Vanguard International Semiconductor Corp.	2,000	2,162
Yang Ming Marine Transport Corp.[a]	6,000	2,627
Yulon Motor Co. Ltd.	2,000	3,295

		590,726

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2013

Security	Shares	Value

THAILAND — 2.36%
Advanced Information Service PCL NVDR	1,200	$8,947
Airports of Thailand PCL NVDR	1,400	7,111
Bangkok Dusit Medical Services PCL NVDR	1,000	4,007
Bank of Ayudhya PCL NVDR	3,600	4,250
BEC World PCL NVDR	3,200	5,418
Central Pattana PCL NVDR	4,400	5,057
Charoen Pokphand Foods PCL NVDR	5,600	4,036
CP All PCL NVDR	12,800	13,023
Glow Energy PCL NVDR	1,400	2,729
Home Product Center PCL NVDR	9,200	3,201
Indorama Ventures PCL NVDR	4,200	2,257
IRPC PCL NVDR	30,000	2,777
Kasikornbank PCL Foreign	3,400	16,794
Kasikornbank PCL NVDR	2,000	9,879
Minor International PCL NVDR	4,800	3,191
Siam Cement PCL Foreign	1,200	14,762
Siam Commercial Bank PCL NVDR	2,400	10,028
True Corp. PCL NVDR[a]	5,600	1,131

		118,598
TURKEY — 1.54%
Akbank TAS	3,174	10,558
Anadolu Efes Biracilik ve Malt Sanayii AS	602	6,956
Arcelik AS	666	3,366
BIM Birlesik Magazalar AS	620	11,407
Coca-Cola Icecek AS	196	4,596
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,072	2,419
Koza Altin Isletmeleri AS	106	1,669
TAV Havalimanlari Holding AS	512	2,776
Turk Hava Yollari AO	586	1,817
Turkiye Garanti Bankasi AS	6,594	22,775
Turkiye Halk Bankasi AS	1,089	6,946
Yapi ve Kredi Bankasi AS	1,192	2,374

		77,659

TOTAL COMMON STOCKS
(Cost: $4,948,224)		4,738,148

PREFERRED STOCKS — 5.33%

BRAZIL — 4.45%
Banco Bradesco SA	2,270	26,460
Braskem SA Class A	600	4,430

Security	Shares	Value

Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	400	$16,443
Companhia de Bebidas das Americas	2,000	69,998
Itau Unibanco Holding SA	7,220	88,078
Klabin SA	1,400	7,250
Lojas Americanas SA	1,200	7,633
Marcopolo SA	1,200	3,352

		223,644
CHILE — 0.20%
Embotelladora Andina SA Class B	632	3,222
Sociedad Quimica y Minera de Chile SA Series B	262	6,794

		10,016
COLOMBIA — 0.14%
Grupo Aval Acciones y Valores SA	10,148	7,231

		7,231
RUSSIA — 0.14%
Sberbank of Russia	3,400	7,147

		7,147
SOUTH KOREA — 0.40%
Samsung Electronics Co. Ltd.	24	19,869

		19,869

TOTAL PREFERRED STOCKS
(Cost: $338,054)		267,907

RIGHTS — 0.01%

CHINA — 0.01%
China Merchants Bank Co. Ltd. Class Ha	2,088	474

		474

TOTAL RIGHTS
(Cost: $0)		474

SHORT-TERM INVESTMENTS — 1.66%

MONEY MARKET FUNDS — 1.66%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	78,627	78,627
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	4,993	4,993

		83,620

TOTAL SHORT-TERM INVESTMENTS
(Cost: $83,620)		83,620

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS GROWTH ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 101.27% (Cost: $5,369,898)	$5,090,149
Other Assets, Less Liabilities — (1.27)%	(63,871)

NET ASSETS — 100.00%	$5,026,278

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 95.48%

BRAZIL — 5.42%
CCR SA	1,465,300	$10,694,496
Cielo SA	399,620	9,819,032
Companhia de Bebidas das Americas	133,200	4,688,783
CPFL Energia SA	1,281,800	10,514,513
EcoRodovias Infraestrutura e Logistica SA	2,308,800	14,859,768
EDP Energias do Brasil SA	2,930,700	13,191,355
Natura Cosmeticos SA	399,600	7,525,699
Souza Cruz SA	1,642,800	17,276,628
Totvs SA	799,200	12,573,650
Tractebel Energia SA	1,598,400	22,995,659
Transmissora Alianca de Energia Eletrica SA	754,800	6,985,361
Ultrapar Participacoes SA	88,800	1,938,718

		133,063,662
CHILE — 5.13%
AES Gener SA	7,028,578	4,542,713
Aguas Andinas SA Series A	17,369,397	11,987,623
Banco de Chile	105,463,410	15,077,726
Banco de Credito e Inversiones	181,805	8,692,650
Colbun SA	62,229,495	16,029,734
CorpBanca SA	1,898,900,510	18,052,665
E.CL SA	801,017	1,046,315
Empresa Nacional de Electricidad SA	10,660,357	14,546,963
Empresa Nacional de Telecomunicaciones SA	655,543	10,391,689
Empresas CMPC SA	526,330	1,554,399
LATAM Airlines Group SA	1,121,796	14,106,721
S.A.C.I. Falabella SA	339,602	3,363,848
Vina Concha y Toro SA	3,562,104	6,494,915

		125,887,961
CHINA — 14.94%
Agricultural Bank of China Ltd. Class H	19,536,000	8,389,415
Bank of China Ltd. Class H	53,307,000	22,410,608
Bank of Communications Co. Ltd. Class H	3,108,000	2,052,120
Beijing Enterprises Holdings Ltd.	444,000	3,149,180

Security	Shares	Value

China CITIC Bank Corp. Ltd. Class H	5,328,000	$2,542,247
China Construction Bank Corp. Class H	24,310,000	17,806,768
China Life Insurance Co. Ltd. Class H	1,776,000	4,360,755
China Mengniu Dairy Co. Ltd.	3,108,000	13,146,394
China Minsheng Banking Corp. Ltd. Class H	1,555,500	1,672,969
China Mobile Ltd.	3,330,000	35,793,292
China Pacific Insurance (Group) Co. Ltd. Class H	972,400	3,247,854
China Petroleum & Chemical Corp. Class H	18,142,000	13,078,224
China Resources Enterprise Ltd.	888,000	2,530,795
China Resources Gas Group Ltd.	10,608,000	25,034,355
China Resources Power Holdings Co. Ltd.	4,440,000	10,191,891
China Telecom Corp. Ltd. Class H	9,768,000	4,925,317
China Vanke Co. Ltd. Class B	1,465,222	2,951,456
ENN Energy Holdings Ltd.	166,000	824,177
Guangdong Investment Ltd.[a]	15,096,000	12,498,236
Hengan International Group Co. Ltd.[a]	2,442,000	26,752,283
Industrial and Commercial Bank of China Ltd. Class H	24,420,000	16,029,325
Inner Mongolia Yitai Coal Co. Ltd. Class B	15,027,966	31,107,890
Jiangsu Expressway Co. Ltd. Class H	15,096,000	17,112,071
Kunlun Energy Co. Ltd.[a]	5,328,000	7,764,160
PetroChina Co. Ltd. Class H	5,180,000	5,637,986
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,776,000	1,674,218
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	7,844,300	14,890,655
Sihuan Pharmaceutical Holdings Group Ltd.	3,536,000	2,640,235
Tencent Holdings Ltd.	310,800	14,573,259
Tingyi (Cayman Islands) Holding Corp.[a]	7,104,000	17,589,601
Tsingtao Brewery Co. Ltd. Class H	1,058,000	7,838,401

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

Wumart Stores Inc. Class H	888,000	$1,681,089
Zhejiang Expressway Co. Ltd. Class H	17,760,000	14,864,129

		366,761,355
COLOMBIA — 1.50%
Almacenes Exito SA	262,283	4,331,204
Corporacion Financiera Colombiana SA	252,096	5,022,134
Corporacion Financiera Colombiana SA NVS[b]	4,347	83,052
Ecopetrol SA	9,083,340	20,332,686
Grupo Argos SA	616,735	6,955,227

		36,724,303
CZECH REPUBLIC — 0.76%
Telefonica O2 Czech Republic AS	1,256,843	18,728,096

		18,728,096
EGYPT — 0.84%
Commercial International Bank (Egypt) SAE	3,430,617	17,340,560
National Societe Generale Bank SAE	285,244	1,044,504
Telecom Egypt Co. SAE	1,212,398	2,162,502

		20,547,566
INDIA — 1.97%
Bharat Petroleum Corp. Ltd.	1,015,287	4,195,147
Cipla Ltd.	2,164,040	13,656,674
Coal India Ltd.	1,686,265	6,416,332
Dr. Reddy’s Laboratories Ltd.	164,917	5,723,296
Lupin Ltd.	233,724	2,816,574
Piramal Enterprises Ltd.	470,304	4,474,188
Sun Pharmaceuticals Industries Ltd.	1,411,024	11,131,008

		48,413,219
INDONESIA — 6.56%
PT Astra Agro Lestari Tbk	3,108,000	5,621,154
PT Bank Central Asia Tbk	36,907,000	30,586,845
PT Bank Danamon Indonesia Tbk	20,424,000	7,574,835
PT Bank Mandiri (Persero) Tbk	11,322,000	7,361,374
PT Bank Negara Indonesia (Persero) Tbk	19,314,000	6,809,423
PT Bank Rakyat Indonesia (Persero) Tbk	16,651,500	10,064,093

Security	Shares	Value

PT Indo Tambangraya Megah Tbk	444,000	$1,303,132
PT Indocement Tunggal Prakarsa Tbk	666,000	1,201,484
PT Indofood Sukses Makmur Tbk	4,823,000	2,870,833
PT Jasa Marga (Persero) Tbk	28,951,000	14,448,988
PT Semen Gresik (Persero) Tbk	5,994,000	6,916,154
PT Telekomunikasi Indonesia (Persero) Tbk	149,175,000	30,053,571
PT Unilever Indonesia Tbk	12,654,000	36,154,286

		160,966,172
MALAYSIA — 9.39%
Astro Malaysia Holdings Bhd	1,287,600	1,160,300
Berjaya Sports Toto Bhd	8,133,513	9,879,813
Hong Leong Bank Bhd	4,795,200	20,583,703
IHH Healthcare Bhd[b]	32,398,600	39,551,986
Malayan Banking Bhd	12,420,200	37,811,706
Maxis Bhd	13,746,200	28,624,403
Petronas Chemicals Group Bhd	3,996,000	8,053,435
Petronas Dagangan Bhd	2,131,200	18,037,099
Petronas Gas Bhd	2,342,600	14,363,335
Public Bank Bhd Foreign	7,469,800	39,023,295
Sime Darby Bhd	3,330,000	9,519,355
Tenaga Nasional Bhd	1,465,200	3,894,115

		230,502,545
MEXICO — 2.06%
Arca Continental SAB de CV	355,200	2,250,327
Coca-Cola FEMSA SAB de CV Series L	399,600	4,763,656
El Puerto de Liverpool SA de CV Series C1	2,220,000	23,300,689
Fibra Uno Administracion SA de CV	574,600	1,686,532
Grupo Aeroportuario del Pacifico SAB de CV Series B	799,200	3,988,219
Grupo Financiero Santander Mexico SAB de CV Series B	3,978,000	10,841,778
Wal-Mart de Mexico SAB de CV Series V	1,554,000	3,729,041

		50,560,242
MOROCCO — 0.27%
Attijariwafa Bank	181,139	6,715,793

		6,715,793

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

PERU — 1.31%
Compania de Minas Buenaventura SA SP ADR	388,960	$4,912,565
Credicorp Ltd.	224,978	27,276,333

		32,188,898
PHILIPPINES — 3.11%
Aboitiz Power Corp.	5,480,800	3,993,857
Ayala Corp.	110,500	1,350,280
Bank of the Philippine Islands	9,330,620	19,247,019
Energy Development Corp.	8,860,800	1,144,354
International Container Terminal Services Inc.	3,359,200	7,155,247
Jollibee Foods Corp.	2,257,660	8,149,849
Metropolitan Bank & Trust Co.	3,763,630	6,877,485
Philippine Long Distance Telephone Co.	442,000	28,521,883

		76,439,974
POLAND — 0.38%
Polskie Gornictwo Naftowe i Gazownictwo SA	4,940,234	9,429,587

		9,429,587
RUSSIA — 0.70%
LUKOIL OAO	297,798	17,209,028

		17,209,028
SOUTH AFRICA — 8.32%
Aspen Pharmacare Holdings Ltd.[b]	1,116,050	25,717,863
Bidvest Group Ltd.	255,132	6,297,458
Discovery Ltd.	681,564	5,632,337
Foschini Group Ltd. (The)	261,842	2,460,410
Growthpoint Properties Ltd.	7,036,640	16,318,738
Liberty Holdings Ltd.	468,962	5,266,149
Life Healthcare Group Holdings Ltd.	5,749,978	19,875,913
Massmart Holdings Ltd.	93,767	1,442,168
Nedbank Group Ltd.	361,998	6,663,789
Pick n Pay Stores Ltd.[a]	1,207,338	4,514,107
PPC Ltd.	2,478,334	7,170,495
Redefine Properties Ltd.	14,458,704	12,932,500
Remgro Ltd.	1,173,952	21,436,288
Shoprite Holdings Ltd.	859,744	13,529,572
SPAR Group Ltd. (The)	548,380	6,171,350
Standard Bank Group Ltd.	2,300,610	25,722,082
Tiger Brands Ltd.	244,920	6,762,623

Security	Shares	Value

Truworths International Ltd.	790,814	$6,333,616
Vodacom Group Ltd.	894,608	10,138,483

		204,385,941
SOUTH KOREA — 9.46%
AmorePacific Corp.	18,466	14,971,758
Cheil Industries Inc.	20,253	1,611,044
CJ CheilJedang Corp.[a]	17,585	4,031,695
Dongbu Insurance Co. Ltd.	112,959	4,792,909
E-Mart Co. Ltd.	21,490	3,988,055
Hyundai Marine & Fire Insurance Co. Ltd.	199,800	5,327,760
Kangwon Land Inc.	512,720	12,794,328
Korea Electric Power Corp.[b]	88,800	2,455,889
KT Corp.	88,400	2,874,862
KT Corp. SP ADR	18,606	298,998
KT&G Corp.	553,233	36,182,799
LG Household & Health Care Ltd.[a]	22,100	9,775,325
Lotte Shopping Co. Ltd.	12,818	3,931,831
NCsoft Corp.	10,087	1,472,090
NHN Corp.[a]	47,577	19,137,093
NHN Entertainment Corp.[a,b]	21,889	2,139,507
ORION Corp.[a]	9,282	8,244,721
S1 Corp.	216,419	12,380,169
Samsung Electro-Mechanics Co. Ltd.	17,680	1,299,660
Samsung Electronics Co. Ltd.	14,208	17,509,611
Samsung Fire & Marine Insurance Co. Ltd.	53,040	11,945,408
Samsung Life Insurance Co. Ltd.	149,838	14,308,210
Samsung SDI Co. Ltd.	46,690	7,108,338
SK C&C Co. Ltd.	96,523	9,521,435
SK Telecom Co. Ltd.	95,987	19,153,300
Yuhan Corp.	28,730	5,072,817

		232,329,612
TAIWAN — 18.15%
Advanced Semiconductor Engineering Inc.	1,335,000	1,179,995
Advantech Co. Ltd.	3,552,000	18,042,206
Asia Cement Corp.	12,681,201	15,849,117
ASUSTeK Computer Inc.	444,000	3,538,706
China Airlines Ltd.[b]	25,636,828	8,995,529
China Steel Corp.	23,113,468	19,541,538
Chunghwa Telecom Co. Ltd.	12,432,000	39,301,148
Compal Electronics Inc.	6,559,000	4,416,577

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

Delta Electronics Inc.	888,000	$4,020,919
EVA Airways Corp.[b]	4,420,000	2,348,510
Far EasTone Telecommunications Co. Ltd.	12,911,000	32,660,953
Feng Hsin Iron & Steel Co. Ltd.	4,440,000	7,834,116
First Financial Holding Co. Ltd.	15,131,093	8,747,612
Formosa Chemicals & Fibre Corp.	456,300	1,184,799
Formosa Petrochemical Corp.	4,440,000	11,276,379
Formosa Plastics Corp.	4,137,840	10,315,389
Formosa Taffeta Co. Ltd.	6,660,000	6,098,147
Giant Manufacturing Co. Ltd.	1,332,000	8,969,172
Hua Nan Financial Holdings Co. Ltd.	29,701,800	16,178,694
Inventec Corp.	32,412,800	26,374,766
Lite-On Technology Corp.	15,170,301	25,702,493
MediaTek Inc.	444,000	5,445,304
President Chain Store Corp.	1,776,000	12,404,017
Realtek Semiconductor Corp.	1,793,943	3,980,612
ScinoPharm Taiwan Ltd.	2,769,360	7,755,263
Synnex Technology International Corp.	7,548,000	11,892,870
Taiwan Cement Corp.	7,000,000	9,239,920
Taiwan Cooperative Financial Holding Co. Ltd.	50,571,875	27,039,717
Taiwan Mobile Co. Ltd.	10,212,000	36,855,954
Taiwan Semiconductor Manufacturing Co. Ltd.	10,247,000	34,414,059
Transcend Information Inc.	2,664,000	7,860,823
TSRC Corp.	2,701,100	4,585,403
U-Ming Marine Transport Corp.	6,216,000	9,576,020
United Microelectronics Corp.	5,328,000	2,189,991

		445,816,718
THAILAND — 5.21%
Advanced Information Service PCL NVDR	2,079,100	15,501,212
Bangkok Bank PCL NVDR	4,007,500	22,284,638
Bangkok Dusit Medical Services PCL NVDR	3,298,500	13,218,593
Charoen Pokphand Foods PCL NVDR	9,214,100	6,640,793
CP All PCL NVDR	28,186,700	28,677,056
Kasikornbank PCL NVDR	2,981,100	14,724,911
PTT Exploration & Production PCL NVDR	347,200	1,795,862

Security	Shares	Value

PTT PCL NVDR	982,100	$9,976,598
Siam Commercial Bank PCL NVDR	3,635,200	15,189,015

		128,008,678

TOTAL COMMON STOCKS
(Cost: $2,482,732,444)		2,344,679,350

PREFERRED STOCKS — 4.19%

BRAZIL — 1.08%
AES Tiete SA	1,202,600	10,168,374
Companhia de Bebidas das Americas	269,900	9,446,273
Companhia Energetica de Minas Gerais	145,211	1,136,179
Companhia Paranaense de Energia Class B	488,400	5,865,649

		26,616,475
CHILE — 0.04%
Sociedad Quimica y Minera de Chile SA Series B	34,342	890,545

		890,545
COLOMBIA — 2.22%
Banco Davivienda SA	1,112,353	14,175,809
Bancolombia SA	253,356	3,516,580
Grupo Argos SA	893,488	10,076,308
Grupo de Inversiones Suramericana SA	1,327,768	26,725,394

		54,494,091
RUSSIA — 0.25%
Surgutneftegas OJSC	8,990,800	6,074,318

		6,074,318
SOUTH KOREA — 0.60%
Samsung Electronics Co. Ltd.	17,795	14,732,314

		14,732,314

TOTAL PREFERRED STOCKS
(Cost: $110,140,811)		102,807,743

SHORT-TERM INVESTMENTS — 1.13%

MONEY MARKET FUNDS — 1.13%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.15%[c,d,e]	22,113,556	22,113,556

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	1,404,195	$1,404,195
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	4,374,675	4,374,675

		27,892,426

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,892,426)		27,892,426

TOTAL INVESTMENTS IN SECURITIES — 100.80%
(Cost: $2,620,765,681)		2,475,379,519
Other Assets, Less Liabilities — (0.80)%		(19,652,047)

NET ASSETS — 100.00%		$2,455,727,472

NVS  —  Non-Voting Shares

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.72%

BRAZIL — 4.99%
Aliansce Shopping Centers SA	7,500	$58,619
Arezzo Industria e Comercio SA	3,000	41,898
Autometal SA	4,200	34,788
B2W Companhia Global do Varejo[a]	4,200	24,028
Banco ABC Brasil SAa	146	734
Brasil Brokers Participacoes SA	10,800	23,852
Brasil Insurance Participacoes e Administracao SA	6,400	51,422
Brazil Pharma SAa	8,400	30,035
Brookfield Incorporacoes SAa	14,700	10,512
Companhia de Locacao das Americas	11,000	38,638
Diagnosticos da America SA	14,000	65,312
Equatorial Energia SA	11,242	94,818
Eternit SA	12,600	45,053
Even Construtora e Incorporadora SA	12,600	42,456
EZ TEC Empreendimentos e Participacoes SA	3,600	40,434
Fleury SA	5,600	43,463
Gafisa SAa	33,000	38,869
Helbor Empreendimentos SA	14,040	49,611
HRT Participacoes em Petroleo SAa	15,900	10,033
Iguatemi Empresa de Shopping Centers SA	5,900	54,602
International Meal Co. Holdings SAa	4,200	28,799
Iochpe-Maxion SA	7,000	82,450
Julio Simoes Logistica SA	5,400	32,029
LLX Logistica SAa	18,300	11,008
LPS Brasil — Consultoria de Imoveis SA	5,400	34,551
Marfrig Alimentos SAa	15,400	39,647
Mills Estruturas e Servicos de Engenharia SA	6,600	82,181
PDG Realty SA Empreendimentos e Participacoes[a]	79,800	77,209
Restoque Comercio e Confeccoes de Roupas SA	8,100	20,649
Rossi Residencial SAa	13,200	15,270
Santos Brasil Participacoes SA Units	4,400	42,571
Sao Martinho SA	4,200	47,880
SLC Agricola SA	4,200	34,452
Tecnisa SAa	7,200	27,501
Tegma Gestao Logistica SA	2,700	23,852
TPI — Triunfo Participacoes e Investimentos SA	5,400	23,738

Security	Shares	Value

UNICASA Industria de Moveis SA	11,200	$26,997
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	4,200	51,837
Vanguarda Agro SAa	17,410	27,830

		1,529,628
CHILE — 1.71%
Administradora de Fondos de Pensiones Provida SA	13,877	84,905
Besalco SA	32,595	33,240
Compania SudAmericana de Vapores SAa	361,206	16,699
Inversiones Aguas Metropolitanas SA	40,236	74,128
Parque Arauco SA	46,322	95,644
SalfaCorp SA	30,432	29,112
Sociedad Matriz SAAM SA	786,147	68,678
Sonda SA	47,708	121,123

		523,529
CHINA — 19.00%
361 Degrees International Ltd.[b]	129,000	30,776
Ajisen (China) Holdings Ltd.	33,000	35,492
AMVIG Holdings Ltd.	78,000	34,301
Anhui Expressway Co. Ltd. Class H	54,000	28,203
Anton Oilfield Services Group[b]	106,000	67,665
Anxin-China Holdings Ltd.	316,000	121,438
Asia Cement China Holdings Corp.	72,000	34,355
Asian Citrus Holdings Ltd.	60,000	22,671
Beijing Capital Land Ltd. Class H	126,000	44,847
Beijing Enterprises Water Group Ltd.	252,000	107,892
Boshiwa International Holding Ltd.[a,c]	32,000	1,733
C C Land Holdings Ltd.	159,000	42,034
China Automation Group Ltd.	129,000	24,122
China Datang Corp. Renewable Power Co. Ltd. Class H	252,000	54,271
China Dongxiang (Group) Co. Ltd.[b]	238,000	38,672
China High Speed Transmission Equipment Group Co. Ltd.[a]	96,000	40,854
China Huiyuan Juice Group Ltd.[a]	94,500	51,184
China Lilang Ltd.	30,000	16,790
China Lumena New Materials Corp.[a,b]	210,000	41,705
China Medical System Holdings Ltd.[b]	83,000	69,466
China Metal Recycling Holdings Ltd.[a,c]	12,000	—
China Modern Dairy Holdings Ltd.[a]	123,000	41,082
China Oil and Gas Group Ltd.	420,000	55,788

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

China Power International Development Ltd.	150,000	$55,130
China Power New Energy Development Co. Ltd.[a]	840,000	42,247
China Precious Metal Resources Holdings Co. Ltd.[a]	252,000	37,697
China Rare Earth Holdings Ltd.[a]	156,000	23,739
China Rongsheng Heavy Industries Group Holdings Ltd.[a]	320,000	37,553
China Shineway Pharmaceutical Group Ltd.	36,000	55,803
China Singyes Solar Technologies Holdings Ltd.	54,000	55,084
China South City Holdings Ltd.	294,000	75,828
China Suntien Green Energy Corp. Ltd. Class H	195,000	58,090
China Travel International Investment Hong Kong Ltd.	234,000	44,058
China Vanadium Titano-Magnetite Mining Co. Ltd.[a]	195,000	31,182
China Water Affairs Group Ltd.	150,000	56,097
China Wireless Technologies Ltd.	112,000	45,497
China Yongda Automobiles Services Holdings Ltd.	51,000	48,866
China Yurun Food Group Ltd.[a]	112,000	70,773
China ZhengTong Auto Services Holdings Ltd.[a]	52,500	32,498
Chinasoft International Ltd.[a]	120,000	37,759
Chongqing Machinery & Electric Co. Ltd. Class H	186,000	22,547
CITIC Dameng Holdings Ltd.[a]	264,000	21,789
CITIC Resources Holdings Ltd.[a]	336,000	45,930
Comba Telecom Systems Holdings Ltd.[a]	69,000	21,890
Cosco International Holdings Ltd.	218,000	81,528
CSPC Pharmaceutical Group Ltd.	108,000	56,407
Dazhong Transportation Group Co. Ltd. Class B	64,800	44,388
Digital China Holdings Ltd.	54,000	59,471
Dongyue Group Ltd.	72,000	28,969
Extrawell Pharmaceutical Holdings Ltd.[a]	300,000	20,891
Fantasia Holdings Group Co. Ltd.	238,500	37,523
First Tractor Co. Ltd. Class H	36,000	22,145
Fufeng Group Ltd.[a]	88,400	36,936

Security	Shares	Value

Global Bio-Chem Technology Group Co. Ltd.[a]	174,000	$14,136
Haitian International Holdings Ltd.	53,000	97,601
Hanergy Solar Group Ltd.[a]	980,000	94,785
Hangzhou Steam Turbine Co. Ltd. Class B	39,080	50,901
Harbin Electric Co. Ltd. Class H	56,000	34,664
Hengdeli Holdings Ltd.	169,600	38,931
Hopson Development Holdings Ltd.[a]	48,000	58,743
Huabao International Holdings Ltd.	126,000	56,059
Hunan Nonferrous Metal Corp. Ltd. Class Ha	212,000	65,614
Inspur International Ltd.	1,005,000	41,473
Interchina Holdings Co. Ltd.[a]	510,000	43,408
Jiangsu Future Land Co. Ltd. Class B	74,700	46,688
Ju Teng International Holdings Ltd.	72,000	40,297
Kaisa Group Holdings Ltd.[a]	126,000	37,047
Kingdee International Software Group Co. Ltd.[a]	198,000	60,515
Kingsoft Corp. Ltd.	72,000	152,461
KWG Property Holdings Ltd.[b]	124,500	84,130
Labixiaoxin Snacks Group Ltd.	87,000	46,448
Li Ning Co. Ltd.[a]	67,500	50,836
Lijun International Pharmaceutical (Holding) Co. Ltd.	108,000	37,187
Lonking Holdings Ltd.[a]	114,000	23,963
Luthai Textile Co. Ltd. Class B	55,800	65,627
MIE Holdings Corp.	84,000	18,524
Minth Group Ltd.[b]	56,000	100,815
New World Department Store China Ltd.	51,000	26,900
North Mining Shares Co. Ltd.[a]	990,000	43,408
NVC Lighting Holdings Ltd.	108,000	27,994
Peak Sport Products Co. Ltd.	186,000	44,375
Ports Design Ltd.	30,000	19,576
Renhe Commercial Holdings Co. Ltd.[a]	702,000	40,738
REXLot Holdings Ltd.	700,000	48,747
Semiconductor Manufacturing International Corp.[a]	1,761,000	124,903
Shenzhen Expressway Co. Ltd. Class H	66,000	24,342
Shenzhen International Holdings Ltd.	795,000	99,447
Shenzhen Investment Ltd.	204,000	84,711
Shougang Concord International Enterprises Co. Ltd.[a]	870,000	43,756

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Sino Oil And Gas Holdings Ltd.[a]	1,020,000	$25,782
Sinopec Kantons Holdings Ltd.[b]	84,000	80,161
Sinotrans Ltd. Class H	297,000	73,538
Sinotrans Shipping Ltd.	249,000	66,148
Skyworth Digital Holdings Ltd.	164,000	89,038
Sparkle Roll Group Ltd.	432,000	31,198
Sunac China Holdings Ltd.	134,000	94,179
Sunny Optical Technology Group Co Ltd.[b]	42,000	45,497
TCL Communication Technology Holdings Ltd.	69,000	38,262
Tech Pro Technology Development Ltd.[a]	126,000	57,358
Tianjin Development Holdings Ltd.[a]	108,000	64,206
Tianjin Port Development Holdings Ltd.	306,000	46,170
Tianneng Power International Ltd.	66,000	27,236
Tibet 5100 Water Resources Holdings Ltd.	141,000	54,004
Towngas China Co. Ltd.	82,000	77,195
Travelsky Technology Ltd. Class H	126,000	101,393
Vinda International Holdings Ltd.	53,000	54,337
VODone Ltd.[a]	288,000	22,284
West China Cement Ltd.	162,000	23,398
Winsway Coking Coal Holding Ltd.[a]	595,000	43,736
Wison Engineering Services Co. Ltd.	112,000	34,231
Xingda International Holdings Ltd.	72,000	34,540
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha	266,000	40,478
XTEP International Holdings Ltd.	76,500	37,390
Yanchang Petroleum International Ltd.[a]	570,000	28,668
Yip’s Chemical Holdings Ltd.	42,000	33,473
Yuexiu Real Estate Investment Trust	178,000	89,294
Yuexiu Transport Infrastructure Ltd.	102,000	54,325
Zhejiang Southeast Electric Power Co. Ltd. Class Ba	62,800	52,375

		5,823,300
CZECH REPUBLIC — 0.39%
Central European Media Enterprises Ltd. AS Class Aa	4,956	22,677
Pegas Nonwovens SA	2,548	74,683
Philip Morris CR AS	42	23,257

		120,617

Security	Shares	Value

EGYPT — 0.42%
Orascom Telecom Media And Technology Holding SAE SP GDR	379,722	$129,106

		129,106
INDIA — 4.33%
Amtek Auto Ltd.	21,871	21,368
Andhra Bank	42,882	32,387
Ashok Leyland Ltd.	199,824	36,293
Aurobindo Pharma Ltd.	14,016	38,514
Bharat Forge Ltd.	12,795	46,662
Biocon Ltd.	9,207	49,003
CESC Ltd.	7,521	35,055
Cox & Kings Ltd.	22,366	30,501
EID Parry India Ltd.	18,472	31,998
Emami Ltd.	9,480	58,850
Federal Bank Ltd.	9,456	36,660
Financial Technologies (India) Ltd.	8,933	15,400
Great Eastern Shipping Co. Ltd. (The)	10,875	41,610
Gujarat Fluorochemicals Ltd.	5,135	19,527
Gujarat Gas Co. Ltd.	6,386	18,790
Gujarat Mineral Development Corp. Ltd.	24,146	30,278
Gujarat State Petronet Ltd.	35,795	26,953
GVK Power & Infrastructure Ltd.[a]	192,577	19,966
Hexaware Technologies Ltd.	26,508	51,395
Hindustan Construction Co. Ltd.[a]	180,818	26,820
Housing Development & Infrastructure Ltd.[a]	23,655	11,958
India Infoline Ltd.	31,083	24,887
Indiabulls Housing Finance Ltd.	11,068	33,010
Indian Hotels Co. Ltd.	52,728	35,913
Indraprastha Gas Ltd.	5,616	21,867
Jammu & Kashmir Bank Ltd.	3,864	65,241
Jindal Saw Ltd.	22,125	16,543
Jubilant Foodworks Ltd.[a]	3,545	53,937
Mahindra & Mahindra Financial Services Ltd.	708	2,708
Manappuram Finance Ltd.	58,164	16,374
MAX India Ltd.	23,974	58,602
PTC India Ltd.	38,406	24,472
Redington India Ltd.	31,850	28,731
REI Agro Ltd.	123,246	15,296
Syndicate Bank	35,722	34,684
Tata Global Beverages Ltd.	26,943	56,684

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Thermax Ltd.	8,094	$66,203
Torrent Pharmaceuticals Ltd.	9,502	58,620
Voltas Ltd.	20,883	21,177
Welspun Corp. Ltd.	19,809	10,254

		1,325,191
INDONESIA — 4.13%
PT ACE Hardware Indonesia Tbk	560,000	36,410
PT Agis Tbk[a]	728,000	28,000
PT Agung Podomoro Land Tbk	844,500	20,494
PT AKR Corporindo Tbk	175,500	63,884
PT Alam Sutera Realty Tbk	916,500	46,161
PT Arwana Citramulia Tbk	504,000	37,385
PT Bakrie and Brothers Tbk[a]	1,678,999	7,688
PT Bakrieland Development Tbk[a]	5,460,000	25,000
PT Bank Bukopin Tbk	333,000	17,077
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	228,000	16,286
PT Bank Tabungan Negara (Persero) Tbk	190,823	16,601
PT Benakat Petroleum Energy Tbk[a]	1,392,000	15,297
PT Bumi Resources Minerals Tbk[a]	840,000	10,385
PT Ciputra Development Tbk	774,000	57,412
PT Citra Marga Nusaphala Persada Tbk	224,000	67,692
PT Energi Mega Persada Tbk[a]	1,804,500	12,724
PT Erajaya Swasembada Tbk[a]	109,500	13,236
PT Gajah Tunggal Tbk	99,000	16,953
PT Garuda Indonesia (Persero) Tbk[a]	564,000	24,791
PT Hanson International Tbk[a]	546,000	29,000
PT Holcim Indonesia Tbk	126,000	24,231
PT Japfa Comfeed Indonesia Tbk	429,000	46,357
PT Kawasan Industri Jababeka Tbk	1,498,678	34,310
PT Krakatau Steel (Persero) Tbk	259,500	11,169
PT Lippo Cikarang Tbk[a]	28,000	12,308
PT Medco Energi Internasional Tbk	145,500	31,312
PT Mitra Adiperkasa Tbk	55,500	24,141
PT MNC Investama Tbk	1,542,000	48,717
PT MNC Sky Vision Tbk[a]	112,985	19,245
PT Pakuwon Jati Tbk	1,638,000	43,500
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	182,000	24,833
PT Ramayana Lestari Sentosa Tbk	369,000	34,129
PT Sampoerna Agro Tbk	154,000	25,385
PT Sentul City Tbk[a]	1,563,000	27,911
PT Sugih Energy Tbk[a]	910,000	37,083

Security	Shares	Value

PT Summarecon Agung Tbk	672,000	$48,000
PT Surya Semesta Internusa Tbk	432,450	27,721
PT Tempo Scan Pacific Tbk	83,997	28,076
PT Timah (Persero) Tbk	220,500	26,048
PT Tower Bersama Infrastructure Tbk[a]	62,595	29,807
PT Trada Maritime Tbk[a]	531,500	68,141
PT Wijaya Karya (Persero) Tbk	189,000	30,115

		1,265,015
MALAYSIA — 5.57%
Affin Holdings Bhd	28,800	35,510
Carlsberg Brewery Malaysia Bhd	11,400	44,909
Dialog Group Bhd	141,580	111,204
DRB-Hicom Bhd	63,300	49,912
Eastern & Oriental Bhd	72,300	43,361
Hai-O Enterprise Bhd	92,400	71,731
Hibiscus Petroleum Bhd[a]	63,000	26,468
IGB Corp. Bhd	93,000	70,782
IJM Land Bhd	46,500	34,258
KNM Group Bhd[a]	129,600	15,979
KPJ Healthcare Bhd	47,300	92,591
Magnum Bhd	84,800	83,645
Mah Sing Group Bhd	73,920	50,634
Malaysian Airline System Bhd[a]	519,800	49,848
Malaysian Pacific Industries Bhd	56,000	42,110
Malaysian Resources Corp. Bhd	116,700	51,160
Media Prima Bhd	79,500	65,105
OSK Holdings Bhd	108,387	51,475
POS Malaysia Bhd	52,200	78,822
QL Resources Bhd	65,800	68,109
Sarawak Oil Palms Bhd	33,600	56,260
Scomi Group Bhd[a]	451,800	49,516
Sunway Real Estate Investment Trust Bhd	191,700	75,869
TAN Chong Motor Holdings Bhd	35,700	75,861
TIME dotCom Bhd[a]	30,400	33,873
Top Glove Corp. Bhd	39,200	73,274
Uchi Technologies Bhd	198,800	81,705
Wah Seong Corp. Bhd	109,218	55,860
WCT Holdings Bhd	91,590	68,036

		1,707,867
MEXICO — 2.28%
Alsea SAB de CV	31,859	80,626
Axtel SAB de CV CPO[a]	122,700	39,883
Banregio Grupo Financiero SAB de CV	11,200	66,619
Bolsa Mexicana de Valores SAB de CV	29,400	69,338

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Consorcio ARA SAB de CVa	139,200	$55,776
Corporacion Geo SAB de CV Series Ba	38,700	1,935
Corporacion Inmobiliaria Vesta SAB de CV	23,800	46,541
Desarrolladora Homex SAB de CVa	18,600	6,868
Empresas ICA SAB de CVa	47,700	98,065
Grupo Aeroportuario del Centro Norte SAB de CV	11,200	38,041
Grupo Herdez SAB de CV	17,900	57,245
Macquarie Mexico Real Estate Management SA de CV	36,400	66,328
TV Azteca SAB de CV CPO	125,900	62,610
Urbi Desarrollos Urbanos SAB de CVa	124,600	8,490

		698,365
PHILIPPINES — 1.06%
Belle Corp.[a]	359,433	37,072
Cebu Air Inc.	15,840	19,374
EEI Corp.	216,972	49,621
Filinvest Land Inc.	1,572,000	51,812
First Gen Corp.	91,800	33,962
First Philippine Holdings Corp.	24,370	43,713
Manila Water Co. Inc.	66,900	49,350
Philex Petroleum Corp.[a]	27,000	7,265
Philippine National Bank[a]	18,525	31,152

		323,321
POLAND — 1.62%
Asseco Poland SA	6,510	92,027
Budimex SA	2,187	61,035
Getin Noble Bank SAa	98,467	62,953
Globe Trade Centre SAa	21,742	51,707
Lubelski Wegiel Bogdanka SAa	2,388	83,749
Netia SAa	26,949	43,448
TVN SA	13,874	51,421
Warsaw Stock Exchange SA	4,521	51,176

		497,516
RUSSIA — 0.67%
Aeroflot — Russian Airlines OJSC	27,656	40,542
IDGC Holding JSC[a]	1,568,000	47,789
OGK-2 OJSC[a]	1,854,461	16,199
PIK Group[a]	28,140	55,759
Sollers OJSC	2,313	43,068

		203,357

Security	Shares	Value

SOUTH AFRICA — 8.35%
Acucap Properties Ltd.	14,130	$57,950
Adcock Ingram Holdings Ltd.	9,408	60,724
Aeci Ltd.	9,453	107,997
African Oxygen Ltd.	17,463	34,445
ArcelorMittal South Africa Ltd.[a]	10,066	32,240
Astral Foods Ltd.	3,417	31,331
Aveng Ltd.	22,848	60,773
AVI Ltd.	15,168	81,461
Brait SEa	27,957	109,879
Capital Property Fund	77,196	73,947
City Lodge Hotels Ltd.	3,654	43,173
Clicks Group Ltd.	17,268	92,452
Clover Industries Ltd.	23,106	37,476
Coronation Fund Managers Ltd.	20,007	130,892
DataTec Ltd.	13,530	75,319
DRDGOLD Ltd.	59,655	35,475
Emira Property Fund	32,457	45,258
Famous Brands Ltd.	5,043	46,781
Fountainhead Property Trust	87,279	64,089
Grindrod Ltd.	29,634	67,393
Group Five Ltd.	15,912	64,885
Hyprop Investments Ltd. Units	11,746	81,434
Illovo Sugar Ltd.	15,810	50,945
JD Group Ltd.	8,385	22,516
JSE Ltd.	7,065	54,224
Lewis Group Ltd.	4,653	26,230
Mondi Ltd.	10,363	158,901
Murray & Roberts Holdings Ltd.[a]	36,657	92,707
Omnia Holdings Ltd.	4,281	81,097
Palabora Mining Co. Ltd.[a]	1,476	16,488
Pick n Pay Holdings Ltd.	15,210	25,813
Pinnacle Technology Holdings Ltd.	23,019	53,136
Resilient Property Income Fund Ltd.	16,224	77,627
Royal Bafokeng Platinum Ltd.[a]	3,261	18,150
SA Corporate Real Estate Fund Nominees Pty Ltd.	141,096	52,906
Sibanye Gold Ltd.[a]	80,537	82,888
Sun International Ltd.	6,543	60,261
Super Group Ltd.[a]	24,300	52,202
Sycom Property Fund	11,076	25,178
Tongaat Hulett Ltd.	6,762	77,914
Vukile Property Fund Ltd.	28,071	41,828
Wilson Bayly Holmes-Ovcon Ltd.	3,846	53,107

		2,559,492

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

SOUTH KOREA — 17.22%
3S Korea Co. Ltd.[a]	2,709	$13,569
Able C&C Co. Ltd.	660	20,780
Ahnlab Inc.	644	33,649
Asiana Airlines Inc.[a]	17,410	75,205
Binggrae Co. Ltd.	561	45,585
Capro Corp.	1,560	10,442
Chabio & Diostech Co. Ltd.[a]	4,122	36,502
Chong Kun Dang Pharm Corp.	574	29,371
CJ CGV Co. Ltd.	1,800	78,645
CJ E&M Corp.[a]	1,560	53,614
CJ O Shopping Co. Ltd.	306	91,989
CNK International Co. Ltd.[a]	3,450	15,695
Cosmax Inc.	960	40,604
CrucialTec Co. Ltd.[a]	3,201	33,450
CTCBIO Inc.[a]	714	13,861
Daesang Corp.	1,680	46,690
Daishin Securities Co. Ltd.	5,760	43,899
Daum Communications Corp.	1,204	92,194
Dong-A Socio Holdings Co. Ltd.	873	110,890
Dong-A ST Co. Ltd.[a]	463	50,886
Dongsuh Companies Inc.	2,436	63,640
Dongyang Mechatronics Corp.	3,390	30,997
Doosan Engine Co. Ltd.[a]	2,280	16,432
Duksan Hi-Metal Co. Ltd.[a]	1,515	32,960
Fila Korea Ltd.	681	40,183
Foosung Co. Ltd.[a]	4,830	18,471
Gamevil Inc.[a]	339	17,041
GemVax & Kael Co. Ltd.[a]	2,588	48,494
Grand Korea Leisure Co. Ltd.	2,250	65,267
Green Cross Corp.	654	73,940
GS Home Shopping Inc.	273	51,991
Hana Tour Service Inc.	882	49,422
Handsome Co. Ltd.	1,590	37,886
Hanjin Heavy Industries & Construction Co. Ltd.[a]	5,048	55,480
Hanjin Shipping Co. Ltd.[a]	5,610	43,412
Hanmi Pharm Co. Ltd.[a]	513	61,465
Hansol Paper Co.	5,430	55,031
Hanwha Investment & Securities Co. Ltd.[a]	11,370	33,033
Hotel Shilla Co. Ltd.	2,836	171,941
Huchems Fine Chemical Corp.	4,930	95,265
Hwa Shin Co. Ltd.	3,060	38,317
Hyundai Corp.	3,300	74,321

Security	Shares	Value

Hyundai Greenfood Co. Ltd.	4,610	$72,469
Hyundai Home Shopping Network Corp.	490	72,393
Ilyang Pharmaceutical Co. Ltd.	1,200	29,836
Infraware Inc.[a]	3,060	41,074
Interflex Co. Ltd.[a]	555	20,149
INTOPS Co. Ltd.	1,830	36,681
Jusung Engineering Co. Ltd.[a]	5,133	28,392
KEPCO Plant Service & Engineering Co. Ltd.	1,032	49,087
KIWOOM Securities Co. Ltd.	1,047	48,858
Kolao Holdings	2,380	64,750
Kolon Industries Inc.	1,044	50,411
Komipharm International Co. Ltd.[a]	3,465	23,317
Korea Petrochemical Industrial Co. Ltd.[a]	390	18,340
Korean Reinsurance Co.	5,406	56,980
KT Skylife Co. Ltd.	1,710	50,836
Kumho Industrial Co. Ltd.[a]	810	11,748
Kumho Tire Co. Inc.[a]	4,260	41,063
LG Fashion Corp.	1,320	30,739
LG Hausys Ltd.	897	99,393
LG International Corp.	2,012	57,276
LG Life Sciences Ltd.[a]	1,260	58,570
LIG Insurance Co. Ltd.	2,490	55,181
Lock & Lock Co. Ltd.	1,775	36,858
Lotte Chilsung Beverage Co. Ltd.	66	82,764
Lotte Food Co. Ltd.	84	46,160
Mando Corp.	952	106,774
Medipost Co. Ltd.[a]	591	28,697
Medy-Tox Inc.	476	46,311
MegaStudy Co. Ltd.	336	22,066
Melfas Inc.	1,500	16,215
Meritz Finance Group Inc.	9,600	42,809
Meritz Fire & Marine Insurance Co. Ltd.	3,570	41,166
Namhae Chemical Corp.	3,750	25,168
Namyang Dairy Products Co. Ltd.	57	41,336
Neowiz Games Corp.[a]	930	12,860
Nexen Tire Corp.	2,520	35,755
NongShim Co. Ltd.	246	52,965
OCI Materials Co. Ltd.	465	14,871
Paradise Co. Ltd.	3,845	76,896
Partron Co. Ltd.	3,864	63,353
Poongsan Corp.	4,230	97,743
POSCO Chemtech Co. Ltd.	537	66,324
POSCO ICT Co. Ltd.	5,874	48,524
S&T Dynamics Co. Ltd.	3,180	35,809

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Samsung Fine Chemicals Co. Ltd.	1,413	$57,472
Samyang Holdings Corp.	384	29,439
SeAH Besteel Corp.	1,170	31,304
Seegene Inc.[a]	630	30,193
Seoul Semiconductor Co. Ltd.	2,976	100,402
SFA Engineering Corp.	912	41,079
SK Broadband Co. Ltd.[a]	13,998	63,303
SK Chemicals Co. Ltd.	1,053	44,158
SK Communications Co. Ltd.[a]	2,895	15,544
SK Securities Co. Ltd.[a]	42,630	30,377
SKC Co. Ltd.	1,961	52,821
SM Entertainment Co.[a]	1,080	32,496
Soulbrain Co. Ltd.	843	35,617
STX Corp. Co. Ltd.	3,330	12,119
STX Offshore & Shipbuilding Co. Ltd.[a]	3,690	14,211
Sung Kwang Bend Co. Ltd.	2,007	51,710
Sungwoo Hitech Co. Ltd.	2,427	33,124
Suprema Inc.[a]	2,358	47,264
Taekwang Industrial Co. Ltd.	27	28,118
Taewoong Co. Ltd.[a]	1,083	23,659
Taihan Electric Wire Co. Ltd.[a]	6,901	14,827
TK Corp.[a]	1,941	41,179
TONGYANG Life Insurance Co.	2,760	26,728
TONGYANG Securities Inc.	10,440	28,121
ViroMed Co. Ltd.[a]	1,200	36,052
Wonik IPS Co. Ltd.[a]	4,977	29,592
Woongjin Thinkbig Co. Ltd.[a]	5,880	33,318
YESCO Co. Ltd.	1,830	61,822
Youngone Corp.	2,180	59,898

		5,277,423
TAIWAN — 20.98%
Ability Enterprise Co. Ltd.	54,000	39,700
ALI Corp.	39,000	42,031
Altek Corp.	51,133	28,365
Ambassador Hotel Ltd. (The)	27,000	25,985
AmTRAN Technology Co. Ltd.	78,312	50,377
Asia Optical Co. Inc.[a]	30,000	28,973
Asia Polymer Corp.	42,400	32,234
BES Engineering Corp.	140,000	37,708
Career Technology (MFG.) Co. Ltd.	21,000	22,457
Cathay Real Estate Development Co. Ltd.	102,000	73,966
Cheng Loong Corp.	132,000	56,903
China Bills Finance Corp.	153,000	58,798
China Manmade Fibers Corp.[a]	93,000	37,605

Security	Shares	Value

China Steel Chemical Corp.	12,000	$68,172
China Synthetic Rubber Corp.	51,000	49,339
Chipbond Technology Corp.	39,000	87,189
Chong Hong Construction Co.	12,040	40,637
Chroma ATE Inc.	27,000	62,527
Chung Hung Steel Corp.[a]	140,000	40,141
Compal Communications Inc.	30,000	37,845
Compeq Manufacturing Co. Ltd.	114,000	52,382
Coretronic Corp.	54,000	47,099
CSBC Corp. Taiwan	69,420	42,337
Cyberlink Corp.	16,125	44,833
CyberTAN Technology Inc.	42,000	48,562
D-Link Corp.	66,000	35,950
Dynapack International Technology Corp.	9,000	24,000
Eclat Textile Co. Ltd.	280	2,503
Elan Microelectronics Corp.	36,000	60,873
Faraday Technology Corp.	42,000	49,966
FLEXium Interconnect Inc.	15,101	59,547
Formosan Rubber Group Inc.	94,000	75,704
G Tech Optoelectronics Corp.	12,000	22,737
Gallop No. 1 REIT	28,000	15,486
Gemtek Technology Corp.	36,000	36,452
Genesis Photonics Inc.[a]	36,715	20,858
Genius Electronic Optical Co. Ltd.	6,357	36,857
Gigabyte Technology Co. Ltd.	63,000	56,843
Gigastorage Corp.	30,400	18,692
Gintech Energy Corp.[a]	63,000	52,317
Global Unichip Corp.	12,000	35,930
Gloria Material Technology Corp.	44,818	27,857
Goldsun Development & Construction Co. Ltd.	210,000	78,949
Grand Pacific Petrochemical Corp.	114,000	78,287
Great Wall Enterprise Co. Ltd.	98,253	83,726
Greatek Electronics Inc.	63,000	52,422
Green Energy Technology Inc.[a]	36,125	22,997
HannStar Display Corp.[a]	195,000	79,500
HannsTouch Solution Inc.[a]	84,000	29,053
Hey Song Corp.	30,000	30,577
Ho Tung Chemical Corp.[a]	84,716	37,794
Holy Stone Enterprise Co. Ltd.	75,000	71,179
Huaku Development Co. Ltd.	22,080	64,784
Huang Hsiang Construction Co.	12,000	26,868
Hung Sheng Construction Co. Ltd.	28,000	22,363
Infortrend Technology Inc.	112,000	55,580

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

ITEQ Corp.	51,600	$51,040
Jih Sun Financial Holdings Co. Ltd.	91,761	25,390
Kenda Rubber Industrial Co. Ltd.	53,783	104,423
Kerry TJ Logistics Co. Ltd.	51,000	62,973
Kindom Construction Co.	39,000	51,871
King Yuan Electronics Co. Ltd.	120,000	88,824
King’s Town Bank	73,000	62,085
Kinpo Electronics Inc.	231,000	82,984
L&K Engineering Co. Ltd.	28,000	23,486
Lealea Enterprise Co. Ltd.	157,690	54,013
Lien Hwa Industrial Corp.	59,000	36,081
Makalot Industrial Co. Ltd.	14,000	75,557
Masterlink Securities Corp.	78,000	24,163
Medigen Biotechnology Corp.[a]	8,000	49,725
Mercuries & Associates Ltd.	29,548	19,847
Micro-Star International Co. Ltd.	93,000	54,542
Microbio Co. Ltd.	35,727	37,489
MIN AIK Technology Co. Ltd.	14,000	66,200
MiTAC International Corp.	138,000	44,410
Motech Industries Inc.[a]	53,000	67,214
Neo Solar Power Corp.[a]	72,000	53,775
Newmax Technology Co. Ltd.[a]	14,000	50,527
Pan-International Industrial Corp.	48,480	39,611
PChome Online Inc.	6,312	35,858
Phihong Technology Co. Ltd.	70,000	40,352
Pixart Imaging Inc.	21,635	42,584
President Securities Corp.	127,510	72,012
Prince Housing & Development Corp.	48,709	31,334
Radium Life Tech Co. Ltd.	70,557	57,413
Ritek Corp.[a]	348,000	61,751
Sanyang Industry Co. Ltd.	69,820	96,828
Senao International Co. Ltd.	9,000	28,452
Shihlin Electric & Engineering Corp.	45,000	54,136
Shining Building Business Co. Ltd.[a]	39,600	30,569
Shinkong Synthetic Fibers Corp.	126,135	41,308
Shinkong Textile Co. Ltd.	27,000	34,376
Silitech Technology Corp.	14,200	19,337
Sino-American Silicon Products Inc.[a]	58,000	66,868
Sinyi Realty Co.	15,508	25,627
Soft-World International Corp.	21,140	44,223
Solar Applied Materials Technology Corp.	56,799	48,401
Solartech Energy Corp.[a]	36,000	21,414
Sunonwealth Electric Machine Industry Co. Ltd.	14,000	8,211

Security	Shares	Value

Ta Chen Stainless Pipe Co. Ltd.	138,600	$62,759
Ta Chong Bank Ltd.[a]	96,808	30,669
Taichung Commercial Bank Co. Ltd.	84,285	30,701
Taiflex Scientific Co. Ltd.	21,000	34,843
Taiwan Hon Chuan Enterprise Co. Ltd.	27,000	59,369
Taiwan Life Insurance Co. Ltd.[a]	48,599	33,293
Taiwan Paiho Ltd.	66,050	67,541
Taiwan Secom Co. Ltd.	30,000	71,179
Taiwan Surface Mounting Technology Co. Ltd.	15,141	22,187
Taiwan TEA Corp.[a]	57,000	35,620
Taiwan-Sogo Shinkong Security Corp.	63,000	76,001
Ton Yi Industrial Corp.	93,000	85,154
Tong Hsing Electronic Industries Ltd.	12,000	62,156
Tong Yang Industry Co. Ltd.	47,133	61,270
Topco Technologies Corp.	14,000	31,299
Tsann Kuen Enterprise Co. Ltd.	15,000	20,852
TTY Biopharm Co. Ltd.	13,852	46,151
TXC Corp.	36,000	48,482
Union Bank of Taiwan[a]	108,383	38,211
Unity Opto Technology Co. Ltd.[a]	51,679	41,361
UPC Technology Corp.	46,661	21,284
USI Corp.	48,950	32,797
Ve Wong Corp.	86,000	64,663
Visual Photonics Epitaxy Co. Ltd.	27,900	29,229
Wafer Works Corp.[a]	84,270	33,230
Wah Lee Industrial Corp.	42,000	58,176
Wan Hwa Enterprise Co.	50,000	23,977
Waterland Financial Holdings Co. Ltd.	168,941	54,198
Win Semiconductors Corp.	36,000	32,843
Winbond Electronics Corp.[a]	295,000	67,923
Wintek Corp.[a]	112,000	45,849
WT Microelectronics Co. Ltd.	30,299	33,970
Yageo Corp.[a]	183,000	60,909
YFY Inc.	157,000	76,599
Yieh Phui Enterprise Co. Ltd.	201,014	63,143
YungShin Global Holding Corp.	35,000	57,896
Yungtay Engineering Co. Ltd.	28,000	64,937
Zinwell Corp.	39,000	39,294

		6,430,115
THAILAND — 3.81%
Amata Corp. PCL NVDR	93,600	49,432
Bumrungrad Hospital PCL NVDR	36,900	89,413
Central Plaza Hotel PCL NVDR	61,200	52,283
Delta Electronics (Thailand) PCL NVDR	64,500	87,663

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Security	Shares	Value

Esso (Thailand) PCL NVDR	212,300	$40,890
G J Steel PCL NVDR[a]	10,545,900	22,933
Hana Microelectronics PCL NVDR	106,800	70,337
Hemaraj Land and Development PCL NVDR	658,900	56,904
Jasmine International PCL NVDR	322,800	72,703
Khon Kaen Sugar Industry PCL NVDR	135,500	53,038
Kiatnakin Bank PCL NVDR	50,432	61,885
Pruksa Real Estate PCL NVDR	69,300	33,800
Sino-Thai Engineering & Construction PCL NVDR	114,128	65,236
Sri Trang Agro-Industry PCL NVDR	164,700	68,049
Supalai PCL NVDR	110,300	43,517
Thai Airways International PCL NVDR	66,300	33,366
Thai Tap Water Supply PCL NVDR	261,200	79,520
Thai Vegetable Oil PCL NVDR	101,200	53,760
Thanachart Capital PCL NVDR	77,000	77,144
TISCO Financial Group PCL NVDR	50,740	55,957

		1,167,830
TURKEY — 2.19%
Bagfas Bandirma Gubre Fabrikalari AS	2,234	37,813
Bizim Toptan Satis Magazalari AS	4,242	51,718
Eczacibasi Yatirim Holding Ortakligi AS	22,468	63,714
Ihlas Holding ASa,b	106,428	40,728
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da	161,629	79,298
Koza Anadolu Metal Madencilik Isletmeleri ASa	30,674	48,459
Net Holding ASb	45,555	54,534
Nortel Networks Netas Telekomunikasyon AS	4,230	12,493
Polyester Sanayi ASa,b	101,304	38,767
Saf Gayrimenkul Yatirim Ortakligi ASa	65,922	26,844
Tat Konserve Sanayii ASa	44,214	50,977
Tekfen Holding AS	9,352	19,638
Turkiye Sinai Kalkinma Bankasi AS	92,935	77,968
Yazicilar Holding AS	7,126	66,951

		669,902

TOTAL COMMON STOCKS
(Cost: $33,471,699)		30,251,574

Security	Shares	Value

PREFERRED STOCKS — 0.90%

BRAZIL — 0.90%
Banco ABC Brasil SA	6,126	$30,795
Banco Daycoval SA	6,000	20,015
Banco Industrial e Comercial SA	6,300	10,654
Banco Panamericano SA	17,711	39,189
Companhia de Ferro Ligas da Bahia — Ferbasa	7,500	42,340
Contax Participacoes SA	22,500	33,979
GOL Linhas Aereas Inteligentes SA	8,100	28,826
Randon SA Implementos e Participacoes	8,100	39,526
Saraiva Livreiros Editores SA	2,800	30,565

		275,889

TOTAL PREFERRED STOCKS
(Cost: $393,440)		275,889

RIGHTS — 0.00%

CHILE — 0.00%
Compania SudAmericana de Vapores SAa	279,668	165

		165
POLAND — 0.00%
Polimex-Mostostal SAa	65,920	753

		753

TOTAL RIGHTS
(Cost: $0)		918

SHORT-TERM INVESTMENTS — 1.99%

MONEY MARKET FUNDS — 1.99%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	573,701	573,701
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	36,430	36,430

		610,131

TOTAL SHORT-TERM INVESTMENTS
(Cost: $610,131)		610,131

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 101.61%
(Cost: $34,475,270)	$31,138,512
Other Assets, Less Liabilities — (1.61)%	(494,759)

NET ASSETS — 100.00%	$30,643,753

CPO — Certificates of Participation (Ordinary)

NVDR — Non-Voting Depositary Receipts

SP GDR — Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 91.56%

BRAZIL — 4.28%
Banco do Brasil SA	3,500	$33,937
Banco Santander (Brasil) SA Units	6,000	34,427
BM&F Bovespa SA	12,000	59,011
Centrais Eletricas Brasileiras SA	500	1,041
Companhia Siderurgica Nacional SA	3,000	10,626
CPFL Energia SA	1,000	8,203
EDP Energias do Brasil SA	2,000	9,002
Embraer SA	1,500	12,355
JBS SA	2,500	7,740
MRV Engenharia e Participacoes SA	1,500	5,256
Petroleo Brasileiro SA	18,500	124,283
Porto Seguro SA	500	5,408
Sul America SA Units	1,000	5,889
TIM Participacoes SA	2,500	9,864
Tractebel Energia SA	1,000	14,387
Transmissora Alianca de Energia Eletrica SA	500	4,627
Vale SA	8,000	115,834

		461,890
CHILE — 1.87%
AES Gener SA	12,020	7,769
Aguas Andinas SA Series A	16,620	11,470
Banco de Chile	116,133	16,603
Banco Santander (Chile) SA	429,925	24,050
CorpBanca SA	920,930	8,755
E.CL SA	2,940	3,840
Empresa Nacional de Electricidad SA	20,295	27,694
Empresa Nacional de Telecomunicaciones SA	725	11,493
Empresas CMPC SA	8,191	24,190
Empresas Copec SA	1,425	18,949
Enersis SA	124,730	39,501
Vina Concha y Toro SA	4,165	7,594

		201,908
CHINA — 19.25%
Agile Property Holdings Ltd.	10,000	10,652
Agricultural Bank of China Ltd. Class H	132,000	56,685
Anta Sports Products Ltd.	5,000	6,461
Bank of China Ltd. Class H	460,000	193,387
Bank of Communications Co. Ltd. Class H	50,000	33,014
China Agri-Industries Holdings Ltd.	11,800	5,539

Security	Shares	Value

China BlueChemical Ltd. Class H	10,000	$5,249
China CITIC Bank Corp. Ltd. Class H	50,000	23,857
China Coal Energy Co. Class H	20,000	11,787
China Communications Construction Co. Ltd. Class H	25,000	19,150
China Communications Services Corp. Ltd. Class H	10,000	6,719
China Construction Bank Corp. Class H	445,000	325,957
China COSCO Holdings Co. Ltd. Class Ha	7,500	3,443
China Everbright Ltd.	10,000	13,463
China International Marine Containers (Group) Co. Ltd. Class H	2,000	3,301
China Merchants Holdings (International) Co. Ltd.[b]	10,000	33,787
China Minsheng Banking Corp. Ltd. Class H	20,000	21,510
China Mobile Ltd.	37,500	403,078
China National Building Material Co. Ltd. Class H	10,000	9,195
China Petroleum & Chemical Corp. Class H	156,000	112,457
China Resources Cement Holdings Ltd.	10,000	6,345
China Shanshui Cement Group Ltd.	15,000	5,958
China Shipping Container Lines Co. Ltd. Class Ha	30,000	7,660
China Southern Airlines Co. Ltd. Class H	10,000	3,405
China Telecom Corp. Ltd. Class H	80,000	40,338
Chongqing Rural Commercial Bank Co. Ltd. Class H	15,000	6,751
CITIC Pacific Ltd.[b]	10,000	11,568
CITIC Securities Co. Ltd. Class H	7,500	14,605
COSCO Pacific Ltd.	10,000	14,701
Datang International Power Generation Co. Ltd. Class H	20,000	8,614
Evergrande Real Estate Group Ltd.[a,b]	30,000	12,767
Fosun International Ltd.	12,500	9,108
Franshion Properties (China) Ltd.	20,000	6,938
GCL-Poly Energy Holdings Ltd.[a]	55,000	14,540
GOME Electrical Appliances Holdings Ltd.[a]	90,000	9,285
Guangdong Investment Ltd.	10,000	8,279
Guangzhou Automobile Group Co. Ltd. Class H	10,000	10,201

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2013

Security	Shares	Value

Haitong Securities Co. Ltd. Class H	4,000	$5,798
Industrial and Commercial Bank of China Ltd. Class H	445,000	292,099
Jiangsu Expressway Co. Ltd. Class H	10,000	11,335
Jiangxi Copper Co. Ltd. Class H	10,000	19,266
Kingboard Chemical Holdings Co. Ltd.	3,500	7,610
Lee & Man Paper Manufacturing Ltd.	5,000	2,960
Parkson Retail Group Ltd.	7,500	2,950
PetroChina Co. Ltd. Class H	130,000	141,494
Poly Property Group Co. Ltd.	5,000	3,024
Shanghai Electric Group Co. Ltd. Class H	20,000	7,402
Shanghai Industrial Holdings Ltd.	5,000	16,378
Shougang Fushan Resources Group Ltd.[b]	20,000	6,706
Shui On Land Ltd.	23,333	7,222
Sino-Ocean Land Holdings Ltd.[b]	10,000	5,919
SOHO China Ltd.	15,000	12,748
Yanzhou Coal Mining Co. Ltd. Class H	10,000	8,898
Yuexiu Property Co. Ltd.	40,000	11,297
Zhejiang Expressway Co. Ltd. Class H	10,000	8,369
Zijin Mining Group Co. Ltd. Class Hb	30,000	7,544
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	9,000	7,010

		2,075,783
COLOMBIA — 0.81%
Ecopetrol SA SP ADR	1,965	87,757

		87,757
CZECH REPUBLIC — 0.31%
CEZ AS	905	20,860
Telefonica O2 Czech Republic AS	825	12,293

		33,153
EGYPT — 0.23%
Orascom Telecom Holding SAE SP GDR[a,c]	8,318	24,821

		24,821
HUNGARY — 0.19%
Magyar Telekom Telecommunications PLC	3,390	4,668
OTP Bank PLC	850	15,752

		20,420
INDIA — 5.42%
ACC Ltd.	370	5,399
Aditya Birla Nuvo Ltd.	375	6,448

Security	Shares	Value

Ambuja Cements Ltd.	4,265	$11,077
Axis Bank Ltd.	42	530
Bajaj Auto Ltd.	525	14,597
Bank of Baroda	495	3,452
Bank of India	1,090	2,348
Bharat Heavy Electricals Ltd.	3,945	7,105
Bharat Petroleum Corp. Ltd.	1,180	4,876
Cairn India Ltd.	3,045	14,780
Canara Bank Ltd.	870	2,670
Coal India Ltd.	2,190	8,333
DLF Ltd.	2,785	5,471
GAIL (India) Ltd.	2,650	11,850
Hero Motocorp Ltd.	270	8,363
Hindalco Industries Ltd.	6,675	10,613
ICICI Bank Ltd.	1,065	12,956
Infosys Ltd.	2,810	132,094
Infrastructure Development Finance Co. Ltd.	948	1,155
Jaiprakash Associates Ltd.	5,065	2,537
Jindal Steel & Power Ltd.	2,100	7,051
JSW Steel Ltd.	510	4,180
Larsen & Toubro Ltd.	992	10,879
LIC Housing Finance Ltd.	1,441	3,618
Mahindra & Mahindra Ltd.	2,035	24,125
NTPC Ltd.	5,580	11,055
Oil & Natural Gas Corp. Ltd.	4,470	16,856
Oil India Ltd.	370	2,434
Piramal Enterprises Ltd.	610	5,803
Power Finance Corp. Ltd.	1,780	2,939
Power Grid Corp. of India Ltd.	7,665	11,329
Reliance Capital Ltd.	870	4,112
Reliance Communications Ltd.	2,565	4,783
Reliance Industries Ltd.	7,930	102,483
Reliance Infrastructure Ltd.	710	3,678
Rural Electrification Corp. Ltd.	1,855	4,741
Sesa Goa Ltd.	2,320	6,628
Sesa Goa Ltd. New	5,409	15,453
Shriram Transport Finance Co. Ltd.	725	5,689
State Bank of India	870	20,001
Tata Motors Ltd.	2,340	10,599
Tata Power Co. Ltd.	6,720	7,715
Tata Steel Ltd.	1,955	8,108
Unitech Ltd.[a]	7,155	1,792
Wipro Ltd.	3,016	22,076

		584,781

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2013

Security	Shares	Value

INDONESIA — 2.59%
PT Adaro Energy Tbk	95,000	$8,091
PT Astra Agro Lestari Tbk	2,500	4,522
PT Astra International Tbk	85,000	47,092
PT Bank Danamon Indonesia Tbk	22,500	8,345
PT Bank Mandiri (Persero) Tbk	20,000	13,004
PT Bank Negara Indonesia (Persero) Tbk	50,000	17,628
PT Bank Rakyat Indonesia (Persero) Tbk	70,000	42,308
PT Bukit Asam (Persero) Tbk	5,000	5,540
PT Gudang Garam Tbk	2,500	8,688
PT Indo Tambangraya Megah Tbk	2,500	7,337
PT Indofood Sukses Makmur Tbk	27,500	16,369
PT Matahari Department Store Tbk[a]	5,000	5,701
PT Perusahaan Gas Negara (Persero) Tbk	37,500	18,544
PT Telekomunikasi Indonesia (Persero) Tbk	287,500	57,921
PT United Tractors Tbk	10,000	14,469
PT XL Axiata Tbk	10,000	4,098

		279,657
MALAYSIA — 3.92%
Alliance Financial Group Bhd	7,000	10,762
AMMB Holdings Bhd	11,500	26,013
Berjaya Sports Toto Bhd	4,071	4,945
British American Tobacco (Malaysia) Bhd	500	9,459
Genting Malaysia Bhd	18,000	23,070
IHH Healthcare Bhd[a]	9,500	11,598
IOI Corp. Bhd	18,000	29,591
Lafarge Malaysia Bhd	3,000	8,640
Malayan Banking Bhd	26,500	80,676
Malaysia Airports Holdings Bhd	4,000	8,500
Maxis Bhd	9,000	18,741
MISC Bhd[a]	7,500	10,777
Parkson Holdings Bhd	6,000	6,119
Petronas Chemicals Group Bhd	16,000	32,246
PPB Group Bhd	3,500	14,214
RHB Capital Bhd	3,500	7,970
Sime Darby Bhd	17,500	50,027
Telekom Malaysia Bhd	4,000	6,588
Tenaga Nasional Bhd	18,500	49,168
YTL Corp. Bhd	14,000	6,606

Security	Shares	Value

YTL Power International Bhd	15,500	$7,550

		423,260
MEXICO — 5.25%
Alfa SAB de CV Series A	17,500	44,235
America Movil SAB de CV Series L	115,000	110,762
Cemex SAB de CV CPO[a]	69,840	79,349
Coca-Cola FEMSA SAB de CV Series L	500	5,961
Compartamos SAB de CV	6,000	10,529
Controladora Comercial Mexicana SAB de CV BC Units	3,000	11,369
Fibra Uno Administracion SA de CV	8,300	24,362
Fomento Economico Mexicano SAB de CV BD Units	6,500	61,573
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,000	9,980
Grupo Aeroportuario del Sureste SAB de CV Series B	1,500	16,846
Grupo Carso SAB de CV Series A1	2,000	9,883
Grupo Comercial Chedraui SA de CV	3,000	8,578
Grupo Financiero Inbursa SAB de CV Series O	3,500	7,466
Grupo Financiero Santander Mexico SAB de CV Series B	10,500	28,617
Grupo Mexico SAB de CV Series B	12,500	35,762
Grupo Televisa SAB de CV CPO	9,500	47,699
Industrias CH SAB de CV Series Ba	1,500	8,626
Industrias Penoles SAB de CV	875	26,724
Kimberly-Clark de Mexico SAB de CV Series A	5,000	14,178
OHL Mexico SAB de CVa	1,500	3,904

		566,403
PERU — 0.43%
Compania de Minas Buenaventura SA SP ADR	1,479	18,680
Southern Copper Corp.	995	27,362

		46,042
PHILIPPINES — 0.93%
Aboitiz Equity Ventures Inc.	5,600	5,776
Aboitiz Power Corp.	13,000	9,473
Alliance Global Group Inc.[a]	10,500	6,121
Ayala Corp.	800	9,776
Bank of the Philippine Islands	4,900	10,108
BDO Unibank Inc.	9,500	15,762
Globe Telecom Inc.	225	7,673

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2013

Security	Shares	Value

Metro Pacific Investments Corp.	47,000	$5,532
Metropolitan Bank & Trust Co.	2,990	5,464
Philippine Long Distance Telephone Co.	250	16,132
SM Investments Corp.	563	8,458

		100,275
POLAND — 1.47%
Jastrzebska Spolka Weglowa SA	340	7,133
Kernel Holding SAa	220	3,221
KGHM Polska Miedz SA	825	31,239
Polska Grupa Energetyczna SA	4,250	22,302
Polski Koncern Naftowy Orlen SA	2,000	27,791
Powszechna Kasa Oszczednosci Bank Polski SAa	3,621	42,845
Synthos SA	3,305	4,522
Tauron Polska Energia SA	7,365	9,736
Telekomunikacja Polska SA	4,155	9,817

		158,606
RUSSIA — 5.35%
Federal Grid Co. of Unified Energy System OJSC[a]	1,950,000	6,205
Gazprom OAO	71,350	282,589
INTER RAO UES OJSC[a]	8,000,000	2,842
LUKOIL OAO	3,155	182,320
Rosneft Oil Co. OJSC	3,850	28,477
RusHydro OJSC	225,000	3,652
Severstal OAO	1,600	13,255
Sistema JSFC SP GDR[c]	365	8,081
Surgutneftegas OJSC	25,500	19,963
VTB Bank OJSC	22,500,000	30,065

		577,449
SOUTH AFRICA — 7.24%
African Bank Investments Ltd.	4,675	7,455
African Rainbow Minerals Ltd.	350	6,436
Anglo American Platinum Ltd.[a]	170	6,802
AngloGold Ashanti Ltd.	685	9,364
Assore Ltd.	215	8,230
Barclays Africa Group Ltd.	1,825	24,414
Barloworld Ltd.	1,370	11,740
Exxaro Resources Ltd.	725	11,496
FirstRand Ltd.	19,360	56,845
Gold Fields Ltd.	4,745	24,978
Growthpoint Properties Ltd.	11,710	27,157
Harmony Gold Mining Co. Ltd.	2,080	7,850
Impala Platinum Holdings Ltd.	3,170	35,133

Security	Shares	Value

Imperial Holdings Ltd.	1,220	$24,806
Investec Ltd.	1,615	10,478
Kumba Iron Ore Ltd.	430	18,895
Liberty Holdings Ltd.	920	10,331
MMI Holdings Ltd.	7,205	14,472
Nampak Ltd.	2,749	8,053
Nedbank Group Ltd.	1,310	24,115
PPC Ltd.	1,560	4,513
Redefine Properties Ltd.	19,470	17,415
Remgro Ltd.	2,930	53,502
Reunert Ltd.	1,380	9,217
RMB Holdings Ltd.	4,755	18,772
RMI Holdings Ltd.	4,175	10,547
Sappi Ltd.[a]	3,785	9,044
Sasol Ltd.	3,345	157,379
Standard Bank Group Ltd.	7,965	89,053
Steinhoff International Holdings Ltd.[a]	7,305	20,943
Tiger Brands Ltd.	455	12,563
Vodacom Group Ltd.	2,515	28,502

		780,500
SOUTH KOREA — 15.81%
BS Financial Group Inc.	990	12,709
Coway Co. Ltd.	120	6,356
Daelim Industrial Co. Ltd.	148	11,666
Daewoo Engineering & Construction Co. Ltd.[a]	600	3,989
Daewoo Securities Co. Ltd.	1,100	9,265
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	650	17,362
DGB Financial Group Inc.	810	11,347
Dongbu Insurance Co. Ltd.	300	12,729
Doosan Corp.	50	6,238
Doosan Heavy Industries & Construction Co. Ltd.	356	13,678
Doosan Infracore Co. Ltd.[a]	300	3,662
GS Engineering & Construction Corp.	240	7,654
GS Holdings Corp.	350	17,878
Hana Financial Group Inc.	1,615	50,921
Hanwha Chemical Corp.	600	9,567
Hanwha Corp.	300	8,810
Hanwha Life Insurance Co. Ltd.	1,200	7,027
Hite Jinro Co. Ltd.	150	3,399
Hyosung Corp.	150	9,594
Hyundai Department Store Co. Ltd.	60	8,027
Hyundai Development Co.	400	7,747

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2013

Security	Shares	Value

Hyundai Engineering & Construction Co. Ltd.	460	$23,786
Hyundai Heavy Industries Co. Ltd.	255	52,261
Hyundai Marine & Fire Insurance Co. Ltd.	350	9,333
Hyundai Merchant Marine Co. Ltd.[a]	250	4,178
Hyundai Mipo Dockyard Co. Ltd.	80	9,729
Hyundai Mobis Co. Ltd.	420	105,563
Hyundai Motor Co.	950	213,099
Hyundai Securities Co. Ltd.	750	3,851
Hyundai Steel Co.	370	24,466
Industrial Bank of Korea	1,070	10,892
Kangwon Land Inc.	500	12,477
KB Financial Group Inc.	2,510	80,723
KCC Corp.	30	11,310
Kia Motors Corp.	1,045	63,262
Korea Electric Power Corp.[a]	1,550	42,867
Korea Gas Corp.	150	7,500
Korea Investment Holdings Co. Ltd.	250	8,851
Korea Zinc Co. Ltd.	48	13,816
KT Corp. SP ADR	365	5,866
KT&G Corp.	635	41,531
Kumho Petro Chemical Co. Ltd.	90	7,475
LG Chem Ltd.	285	73,814
LG Corp.	575	34,706
LG Electronics Inc.	420	27,393
Lotte Confectionery Co. Ltd.	5	6,811
Lotte Shopping Co. Ltd.	35	10,736
Mirae Asset Securities Co. Ltd.	200	5,757
POSCO	395	114,758
S-Oil Corp.	255	17,642
Samsung C&T Corp.	375	19,357
Samsung Card Co. Ltd.	300	9,783
Samsung Engineering Co. Ltd.	180	13,653
Samsung Fire & Marine Insurance Co. Ltd.	240	54,052
Samsung Heavy Industries Co. Ltd.	950	33,805
Samsung Life Insurance Co. Ltd.	395	37,719
Samsung Securities Co. Ltd.	350	14,157
Shinhan Financial Group Co. Ltd.	2,610	96,166
Shinsegae Co. Ltd.	35	6,322
SK C&C Co. Ltd.	135	13,317
SK Holdings Co. Ltd.	170	28,638
SK Innovation Co. Ltd.	355	44,773
SK Networks Co. Ltd.	850	5,054

Security	Shares	Value

SK Telecom Co. Ltd.	65	$12,970
Woori Finance Holdings Co. Ltd.	2,350	23,499
Woori Investment & Securities Co. Ltd.	850	8,347

		1,705,690
TAIWAN — 12.02%
Acer Inc.[a]	10,000	6,667
Advanced Semiconductor Engineering Inc.	35,000	30,936
Asia Cement Corp.	15,300	19,122
ASUSTeK Computer Inc.	5,000	39,850
AU Optronics Corp.[a]	35,000	13,801
Catcher Technology Co. Ltd.	5,000	23,810
Chang Hwa Commercial Bank Ltd.	16,260	8,803
Cheng Uei Precision Industry Co. Ltd.	5,000	9,975
Chicony Electronics Co. Ltd.	5,050	11,678
China Development Financial Holding Corp.	55,000	15,090
China Motor Co. Ltd.	5,000	4,311
China Petrochemical Development Corp.	11,050	5,114
China Steel Corp.	70,840	59,892
Chunghwa Telecom Co. Ltd.	25,000	79,032
Compal Electronics Inc.	30,000	20,201
CTBC Financial Holding Co. Ltd.	75,529	47,577
Evergreen Marine Corp. Ltd.[a]	10,000	5,648
Far Eastern New Century Corp.	20,400	21,917
Feng Hsin Iron & Steel Co. Ltd.	5,000	8,822
First Financial Holding Co. Ltd.	48,510	28,045
Formosa Chemicals & Fibre Corp.	20,720	53,800
Formosa Plastics Corp.	26,200	65,315
Formosa Taffeta Co. Ltd.	5,000	4,578
Fubon Financial Holding Co. Ltd.	40,000	54,805
Hon Hai Precision Industry Co. Ltd.	40,000	108,540
HTC Corp.	5,000	26,149
Hua Nan Financial Holdings Co. Ltd.	37,100	20,208
Innolux Corp.[a]	41,640	20,873
Inventec Corp.	15,000	12,206
LCY Chemical Corp.	5,149	6,117
Lite-On Technology Corp.	15,089	25,565
Mega Financial Holding Co. Ltd.	55,000	41,997
Nan Ya Plastics Corp.	30,360	59,453
Pou Chen Corp.	15,000	16,391
Powertech Technology Inc.	5,000	9,140
Quanta Computer Inc.	15,000	31,630
Realtek Semiconductor Corp.	5,060	11,228
Ruentex Development Co. Ltd.	5,586	11,032

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2013

Security	Shares	Value

Shin Kong Financial Holding Co. Ltd.[a]	40,000	$13,501
Siliconware Precision Industries Co. Ltd.	20,000	22,456
SinoPac Financial Holdings Co. Ltd.	10,955	4,887
Synnex Technology International Corp.	10,000	15,756
Taishin Financial Holdings Co. Ltd.	33,207	14,315
Taiwan Cement Corp.	20,000	26,400
Taiwan Cooperative Financial Holding Co. Ltd.	35,153	18,796
Taiwan Mobile Co. Ltd.	5,000	18,045
Teco Electric and Machinery Co. Ltd.	10,000	10,476
Tripod Technology Corp.	5,000	9,908
U-Ming Marine Transport Corp.	5,000	7,703
Unimicron Technology Corp.	10,000	8,120
United Microelectronics Corp.	75,000	30,828
Walsin Lihwa Corp.[a]	25,000	7,394
Wistron Corp.	15,900	14,266
WPG Holdings Co. Ltd.	10,000	11,496
Yuanta Financial Holding Co. Ltd.	45,000	22,557

		1,296,222
THAILAND — 2.47%
Advanced Information Service PCL NVDR	4,000	29,823
Bangkok Bank PCL Foreign	5,500	30,926
Bangkok Bank PCL NVDR	3,500	19,463
Bank of Ayudhya PCL NVDR	8,500	10,034
Banpu PCL NVDR	650	5,573
Charoen Pokphand Foods PCL NVDR	7,000	5,045
Krung Thai Bank PCL NVDR	25,500	13,071
PTT Exploration & Production PCL NVDR	8,000	41,379
PTT Global Chemical PCL NVDR	10,000	21,435
PTT PCL NVDR	5,500	55,871
Siam Commercial Bank PCL NVDR	6,000	25,070
Thai Oil PCL NVDR	3,500	5,926
True Corp. PCL NVDR[a]	14,500	2,928

		266,544
TURKEY — 1.72%
Akbank TAS	4,530	15,069
Enka Insaat ve Sanayi AS	3,045	7,305
Eregli Demir ve Celik Fabrikalari TAS	7,458	8,086
Ford Otomotiv Sanayi AS	530	6,631
Haci Omer Sabanci Holding AS	5,480	23,391
KOC Holding AS	4,315	17,444
Turk Hava Yollari AO	1,582	4,905
Turk Telekomunikasyon AS	2,810	8,603

Security	Shares	Value
Turkcell Iletisim Hizmetleri ASa	4,600	$24,148
Turkiye Halk Bankasi AS	1,730	11,034
Turkiye Is Bankasi AS Class C	10,410	24,413
Turkiye Petrol Rafinerileri AS	855	16,444
Turkiye Sise ve Cam Fabrikalari AS	2,435	3,142
Turkiye Vakiflar Bankasi TAO Class D	4,760	9,341
Yapi ve Kredi Bankasi AS	2,810	5,597

		185,553

TOTAL COMMON STOCKS
(Cost: $11,115,927)		9,876,714

PREFERRED STOCKS — 7.82%

BRAZIL — 6.33%
AES Tiete SA	1,000	8,455
Banco Bradesco SA	8,000	93,253
Banco do Estado do Rio Grande do Sul SA Class B	1,000	6,007
Bradespar SA	1,500	15,567
Centrais Eletricas Brasileiras SA Class B	2,500	9,644
Companhia Energetica de Minas Gerais	3,385	26,485
Companhia Energetica de Sao Paulo Class B	1,000	8,939
Companhia Paranaense de Energia Class B	500	6,005
Gerdau SA	5,000	36,072
Itausa — Investimentos Itau SA	17,521	61,617
Metalurgica Gerdau SA	2,000	17,811
Oi SA	5,500	8,190
Petroleo Brasileiro SA	25,000	176,678
Suzano Papel e Celulose SA Class A	2,000	7,908
Telefonica Brasil SA	2,000	39,105
Usinas Siderurgicas de Minas Gerais SA Class A	2,500	10,843
Vale SA Class A	11,500	150,450

		683,029
RUSSIA — 0.50%
AK Transneft OAO	10	22,971
Surgutneftegas OJSC	46,000	31,079

		54,050
SOUTH KOREA — 0.99%
Hyundai Motor Co. Ltd.	140	13,117
Hyundai Motor Co. Ltd. Series 2	235	23,711
LG Chem Ltd.	30	3,567

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS VALUE ETF

August 31, 2013

Security	Shares	Value

Samsung Electronics Co. Ltd.	80	$66,231

		106,626

TOTAL PREFERRED STOCKS
(Cost: $1,094,679)		843,705

SHORT-TERM INVESTMENTS — 0.80%

MONEY MARKET FUNDS — 0.80%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	61,490	61,490
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	3,904	3,904
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	20,512	20,512

		85,906

TOTAL SHORT-TERM INVESTMENTS
(Cost: $85,906)		85,906

TOTAL INVESTMENTS IN SECURITIES — 100.18%
(Cost: $12,296,512)		10,806,325
Other Assets, Less Liabilities — (0.18)%		(19,715)

NET ASSETS — 100.00%		$10,786,610

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2013

	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Consumer Discretionary ETF

ASSETS
Investments, at cost:
Unaffiliated	$529,637,973	$32,690,347	$2,451,021
Affiliated (Note 2)	12,401,110	836,626	22,581

Total cost of investments	$542,039,083	$33,526,973	$2,473,602

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$471,763,805	$31,180,054	$2,501,405
Affiliated (Note 2)	12,401,110	836,626	22,581

Total fair value of investments	484,164,915	32,016,680	2,523,986
Foreign currency, at value[b]	1,389,773	108,399	3,602
Cash	1,425,899	134,414	2,365
Receivables:
Investment securities sold	2,081,107	44,608	45,151
Dividends and interest	800,636	59,633	1,950

Total Assets	489,862,330	32,363,734	2,577,054

LIABILITIES
Payables:
Investment securities purchased	3,017,300	108,028	44,784
Collateral for securities on loan (Note 5)	11,405,051	822,742	22,581
Line of credit (Note 7)	300,020	66,004	—
Foreign taxes (Note 1)	—	6,719	120
Investment advisory fees (Note 2)	279,018	19,447	1,456

Total Liabilities	15,001,389	1,022,940	68,941

NET ASSETS	$474,860,941	$31,340,794	$2,508,113

Net assets consist of:
Paid-in capital	$705,025,795	$42,371,700	$3,272,295
Undistributed net investment income	275,301	336,245	2,847
Accumulated net realized loss	(172,498,793)	(9,856,153)	(817,297)
Net unrealized appreciation (depreciation)	(57,941,362)	(1,510,998)	50,268

NET ASSETS	$474,860,941	$31,340,794	$2,508,113

Shares outstanding[c]	13,800,000	600,000	50,000

Net asset value per share	$34.41	$52.23	$50.16

[a]	Securities on loan with values of $10,665,008, $771,650 and $21,290, respectively. See Note 5.
[b]	Cost of foreign currency: $1,390,651, $108,774 and $3,711, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to consolidated financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI Emerging Markets Energy Capped ETF	iShares MSCI Emerging Markets Growth ETF	iShares MSCI Emerging Markets Minimum Volatility ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,405,066	$5,286,278	$2,592,873,255
Affiliated (Note 2)	12,473	83,620	27,892,426

Total cost of investments	$2,417,539	$5,369,898	$2,620,765,681

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,788,948	$5,006,529	$2,447,487,093
Affiliated (Note 2)	12,473	83,620	27,892,426

Total fair value of investments	1,801,421	5,090,149	2,475,379,519
Foreign currency, at value[b]	4,991	9,528	1,045,794
Cash	—	8,139	—
Receivables:
Investment securities sold	27,619	7,382	2,515,212
Dividends and interest	3,041	5,556	6,661,374

Total Assets	1,837,072	5,120,754	2,485,601,899

LIABILITIES
Payables:
Investment securities purchased	29,854	8,525	5,503,679
Collateral for securities on loan (Note 5)	1,045	83,620	23,517,751
Foreign taxes (Note 1)	—	207	325,008
Investment advisory fees (Note 2)	1,057	2,124	527,989

Total Liabilities	31,956	94,476	29,874,427

NET ASSETS	$1,805,116	$5,026,278	$2,455,727,472

Net assets consist of:
Paid-in capital	$3,421,694	$5,931,623	$2,616,321,608
Undistributed net investment income	3,193	20,197	15,887,809
Accumulated net realized loss	(1,003,550)	(645,443)	(30,971,606)
Net unrealized depreciation	(616,221)	(280,099)	(145,510,339)

NET ASSETS	$1,805,116	$5,026,278	$2,455,727,472

Shares outstanding[c]	50,000	100,000	44,200,000

Net asset value per share	$36.10	$50.26	$55.56

[a]	Securities on loan with values of $979, $78,740 and $20,878,523, respectively. See Note 5.
[b]	Cost of foreign currency: $5,057, $9,764 and $1,048,980, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	71

Consolidated Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI Emerging Markets Small-Cap ETF	iShares MSCI Emerging Markets Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$33,865,139	$12,210,606
Affiliated (Note 2)	610,131	85,906

Total cost of investments	$34,475,270	$12,296,512

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$30,528,381	$10,720,419
Affiliated (Note 2)	610,131	85,906

Total fair value of investments	31,138,512	10,806,325
Foreign currency, at value[b]	75,580	12,628
Cash	139,605	13,624
Receivables:
Investment securities sold	445,226	31,550
Dividends and interest	71,932	27,714

Total Assets	31,870,855	10,891,841

LIABILITIES
Payables:
Investment securities purchased	521,831	33,216
Collateral for securities on loan (Note 5)	610,131	65,394
Line of credit (Note 7)	75,005	—
Foreign taxes (Note 1)	1,889	1,417
Investment advisory fees (Note 2)	18,246	5,204

Total Liabilities	1,227,102	105,231

NET ASSETS	$30,643,753	$10,786,610

Net assets consist of:
Paid-in capital	$42,204,841	$13,193,893
Undistributed net investment income	171,259	48,204
Accumulated net realized loss	(8,394,348)	(964,183)
Net unrealized depreciation	(3,337,999)	(1,491,304)

NET ASSETS	$30,643,753	$10,786,610

Shares outstanding[c]	700,000	250,000

Net asset value per share	$43.78	$43.15

[a]	Securities on loan with values of $552,007 and $61,501, respectively. See Note 5.
[b]	Cost of foreign currency: $76,470 and $12,764, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to consolidated financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF	iShares MSCI Emerging Markets Consumer Discretionary ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$18,622,697	$1,828,143	$35,316
Interest — unaffiliated	—	197	—
Interest — affiliated (Note 2)	251	26	1
Securities lending income — affiliated (Note 2)	416,439	463	923

Total investment income	19,039,387	1,828,829	36,240

EXPENSES
Investment advisory fees (Note 2)	4,460,564	481,059	16,966
Mauritius income taxes (Note 1)	41,919	—	—
Commitment fees (Note 7)	4,004	220	7
Interest expense (Note 7)	1,183	58	—

Total expenses	4,507,670	481,337	16,973
Less investment advisory fees waived (Note 2)	—	(134,414)	—

Net expenses	4,507,670	346,923	16,973

Net investment income	14,531,717	1,481,906	19,267

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(35,987,444)	(9,990,369)	(41,972)
In-kind redemptions — unaffiliated	8,167,432	(2,878,663)	—
Foreign currency transactions	(462,708)	(133,284)	(839)

Net realized loss	(28,282,720)	(13,002,316)	(42,811)

Net change in unrealized appreciation/depreciation on:
Investments	18,978,431	188,403	138,235
Translation of assets and liabilities in foreign currencies	(24,878)	(690)	(115)

Net change in unrealized appreciation/depreciation	18,953,553	187,713	138,120

Net realized and unrealized gain (loss)	(9,329,167)	(12,814,603)	95,309

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,202,550	$(11,332,697)	$114,576

[a]	Net of foreign withholding tax of $1,766,927, $236,633 and $5,555, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	73

Consolidated Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Emerging Markets Energy Capped ETF	iShares MSCI Emerging Markets Growth ETF	iShares MSCI Emerging Markets Minimum Volatility ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$65,522	$73,234	$47,764,125
Interest — unaffiliated	—	—	900
Interest — affiliated (Note 2)	2	2	433
Securities lending income — affiliated (Note 2)	20	673	96,734

Total investment income	65,544	73,909	47,862,192

EXPENSES
Investment advisory fees (Note 2)	13,558	24,208	9,484,500
Commitment fees (Note 7)	6	12	954
Interest expense (Note 7)	—	—	1,157

Total expenses	13,564	24,220	9,486,611
Less investment advisory fees waived (Note 2)	—	(6,764)	(5,941,097)

Net expenses	13,564	17,456	3,545,514

Net investment income	51,980	56,453	44,316,678

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(87,056)	(340,074)	(26,319,296)
In-kind redemptions — unaffiliated	—	(149,503)	5,516,977
Foreign currency transactions	(1,965)	964	(694,927)

Net realized loss	(89,021)	(488,613)	(21,497,246)

Net change in unrealized appreciation/depreciation on:
Investments	(118,744)	188,523	(153,485,365)
Translation of assets and liabilities in foreign currencies	(104)	(195)	(121,374)

Net change in unrealized appreciation/depreciation	(118,848)	188,328	(153,606,739)

Net realized and unrealized loss	(207,869)	(300,285)	(175,103,985)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(155,889)	$(243,832)	$(130,787,307)

[a]	Net of foreign withholding tax of $9,100, $9,059 and $7,058,023, respectively.

See notes to consolidated financial statements.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Emerging Markets Small-Cap ETF	iShares MSCI Emerging Markets Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$585,683	$337,346
Interest — affiliated (Note 2)	12	5
Securities lending income — affiliated (Note 2)	359	217

Total investment income	586,054	337,568

EXPENSES
Investment advisory fees (Note 2)	133,724	68,841
Commitment fees (Note 7)	38	23
Interest expense (Note 7)	14	10

Total expenses	133,776	68,874
Less investment advisory fees waived (Note 2)	—	(19,235)

Net expenses	133,776	49,639

Net investment income	452,278	287,929

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	207,324	(783,473)
In-kind redemptions — unaffiliated	—	(17,398)
Foreign currency transactions	(14,754)	(8,072)

Net realized gain (loss)	192,570	(808,943)

Net change in unrealized appreciation/depreciation on:
Investments	(2,593,089)	(185,992)
Translation of assets and liabilities in foreign currencies	(1,015)	(1,053)

Net change in unrealized appreciation/depreciation	(2,594,104)	(187,045)

Net realized and unrealized loss	(2,401,534)	(995,988)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,949,256)	$(708,059)

[a]	Net of foreign withholding tax of $74,286 and $46,396, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	75

Consolidated Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI BRIC ETF		iShares MSCI Emerging Markets Asia ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Period from February 8, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,531,717	$20,024,020	$1,481,906	$287,805
Net realized loss	(28,282,720)	(66,583,732)	(13,002,316)	(102,757)
Net change in unrealized appreciation/depreciation	18,953,553	(88,532,330)	187,713	(1,698,711)

Net increase (decrease) in net assets resulting from operations	5,202,550	(135,092,042)	(11,332,697)	(1,513,663)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,252,516)	(18,504,865)	(1,144,738)	(162,964)

Total distributions to shareholders	(13,252,516)	(18,504,865)	(1,144,738)	(162,964)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	21,679,666	247,215,549	208,872,206	21,747,292
Cost of shares redeemed	(223,917,437)	(274,663,908)	(185,124,642)	—

Net increase (decrease) in net assets from capital share transactions	(202,237,771)	(27,448,359)	23,747,564	21,747,292

INCREASE (DECREASE) IN NET ASSETS	(210,287,737)	(181,045,266)	11,270,129	20,070,665

NET ASSETS
Beginning of period	685,148,678	866,193,944	20,070,665	—

End of period	$474,860,941	$685,148,678	$31,340,794	$20,070,665

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$275,301	$(631,851)	$336,245	$120,446

SHARES ISSUED AND REDEEMED
Shares sold	550,000	6,050,000	3,650,000	400,000
Shares redeemed	(5,950,000)	(7,350,000)	(3,450,000)	—

Net increase (decrease) in shares outstanding	(5,400,000)	(1,300,000)	200,000	400,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Consumer Discretionary ETF		iShares MSCI Emerging Markets Energy Capped ETF
	Year ended August 31, 2013	Period from February 8, 2012[a] to August 31, 2012	Year ended August 31, 2013	Period from February 8, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$19,267	$43,745	$51,980	$176,464
Net realized loss	(42,811)	(958,390)	(89,021)	(1,795,340)
Net change in unrealized appreciation/depreciation	138,120	(87,852)	(118,848)	(497,373)

Net increase (decrease) in net assets resulting from operations	114,576	(1,002,497)	(155,889)	(2,116,249)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(30,681)	(26,130)	(46,822)	(168,198)
Return of capital	—	—	—	(6,779)

Total distributions to shareholders	(30,681)	(26,130)	(46,822)	(174,977)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	10,313,556	—	10,227,402
Cost of shares redeemed	—	(6,860,711)	—	(5,928,349)

Net increase in net assets from capital share transactions	—	3,452,845	—	4,299,053

INCREASE (DECREASE) IN NET ASSETS	83,895	2,424,218	(202,711)	2,007,827

NET ASSETS
Beginning of period	2,424,218	—	2,007,827	—

End of period	$2,508,113	$2,424,218	$1,805,116	$2,007,827

Undistributed net investment income included in net assets at end of period	$2,847	$15,100	$3,193	$—

SHARES ISSUED AND REDEEMED
Shares sold	—	200,000	—	200,000
Shares redeemed	—	(150,000)	—	(150,000)

Net increase in shares outstanding	—	50,000	—	50,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	77

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Growth ETF		iShares MSCI Emerging Markets Minimum Volatility ETF
	Year ended August 31, 2013	Period from February 8, 2012[a] to August 31, 2012	Year ended August 31, 2013	Period from October 18, 2011[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$56,453	$131,338	$44,316,678	$4,314,839
Net realized loss	(488,613)	(311,230)	(21,497,246)	(3,849,500)
Net change in unrealized appreciation/depreciation	188,328	(468,427)	(153,606,739)	8,096,400

Net increase (decrease) in net assets resulting from operations	(243,832)	(648,319)	(130,787,307)	8,561,739

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(78,638)	(85,048)	(29,485,424)	(2,260,368)

Total distributions to shareholders	(78,638)	(85,048)	(29,485,424)	(2,260,368)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,836,973	10,854,325	2,246,859,727	411,979,067
Cost of shares redeemed	(7,609,183)	—	(18,086,598)	(31,053,364)

Net increase (decrease) in net assets from capital share transactions	(4,772,210)	10,854,325	2,228,773,129	380,925,703

INCREASE (DECREASE) IN NET ASSETS	(5,094,680)	10,120,958	2,068,500,398	387,227,074

NET ASSETS
Beginning of period	10,120,958	—	387,227,074	—

End of period	$5,026,278	$10,120,958	$2,455,727,472	$387,227,074

Undistributed net investment income included in net assets at end of period	$20,197	$40,694	$15,887,809	$1,751,482

SHARES ISSUED AND REDEEMED
Shares sold	50,000	200,000	37,500,000	7,600,000
Shares redeemed	(150,000)	—	(300,000)	(600,000)

Net increase (decrease) in shares outstanding	(100,000)	200,000	37,200,000	7,000,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Small-Cap ETF		iShares MSCI Emerging Markets Value ETF
	Year ended August 31, 2013	Year ended August 31, 2012	Year ended August 31, 2013	Period from February 8, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$452,278	$404,898	$287,929	$199,208
Net realized gain (loss)	192,570	(10,768,599)	(808,943)	(206,720)
Net change in unrealized appreciation/depreciation	(2,594,104)	643,945	(187,045)	(1,304,259)

Net decrease in net assets resulting from operations	(1,949,256)	(9,719,756)	(708,059)	(1,311,771)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(514,561)	(500,104)	(279,968)	(148,491)

Total distributions to shareholders	(514,561)	(500,104)	(279,968)	(148,491)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	24,419,011	9,491,705	7,122,017	10,520,963
Cost of shares redeemed	—	(60,026,674)	(4,408,081)	—

Net increase (decrease) in net assets from capital share transactions	24,419,011	(50,534,969)	2,713,936	10,520,963

INCREASE (DECREASE) IN NET ASSETS	21,955,194	(60,754,829)	1,725,909	9,060,701

NET ASSETS
Beginning of period	8,688,559	69,443,388	9,060,701	—

End of period	$30,643,753	$8,688,559	$10,786,610	$9,060,701

Undistributed net investment income included in net assets at end of period	$171,259	$237,427	$48,204	$43,741

SHARES ISSUED AND REDEEMED
Shares sold	500,000	200,000	150,000	200,000
Shares redeemed	—	(1,400,000)	(100,000)	—

Net increase (decrease) in shares outstanding	500,000	(1,200,000)	50,000	200,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	79

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI BRIC ETF
	Year ended Aug. 31, 2013 (Consolidated)	Year ended Aug. 31, 2012 (Consolidated)	Year ended Aug. 31, 2011 (Consolidated)	Year ended Aug. 31, 2010	Year ended Aug. 31, 2009
Net asset value, beginning of year	$35.68	$42.25	$42.94	$37.57	$44.13

Income from investment operations:
Net investment income[a]	0.84	0.98	0.89	0.66	0.58
Net realized and unrealized gain (loss)[b]	(1.25)	(6.62)	(0.58)	5.35	(6.60)

Total from investment operations	(0.41)	(5.64)	0.31	6.01	(6.02)

Less distributions from:
Net investment income	(0.86)	(0.93)	(1.00)	(0.64)	(0.54)

Total distributions	(0.86)	(0.93)	(1.00)	(0.64)	(0.54)

Net asset value, end of year	$34.41	$35.68	$42.25	$42.94	$37.57

Total return	(1.17)%	(13.33)%	0.49%	15.95%	(13.08)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$474,861	$685,149	$866,194	$946,814	$497,839
Ratio of expenses to average net assets	0.67%	0.69%	0.67%	0.69%	0.72%
Ratio of expenses to average net assets prior to waived fees[c]	n/a	n/a	0.67%	n/a	n/a
Ratio of net investment income to average net assets	2.18%	2.55%	1.86%	1.52%	1.87%
Portfolio turnover rate[d]	10%	32%	13%	9%	7%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Ratios for the years ended August 31, 2010 and prior have been recalculated, as necessary, to conform with the current presentation of foreign taxes.
[d]

Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2013, August 31, 2012, August 31, 2011, August 31, 2010 and August 31, 2009 were 9%, 20%, 10%, 8% and 6%, respectively. See Note 4.

See notes to consolidated financial statements.

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Asia ETF

	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$50.18	$54.71

Income from investment operations:
Net investment income[b]	1.15	0.87
Net realized and unrealized gain (loss)[c]	1.82	(4.99)

Total from investment operations	2.97	(4.12)

Less distributions from:
Net investment income	(0.92)	(0.41)

Total distributions	(0.92)	(0.41)

Net asset value, end of period	$52.23	$50.18

Total return	5.88%	(7.52)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$31,341	$20,071
Ratio of expenses to average net assets[e]	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%
Ratio of net investment income to average net assets[e]	2.09%	3.05%
Portfolio turnover rate[f]	174%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 21% and 3%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	81

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Consumer Discretionary ETF

	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$48.48	$51.54

Income from investment operations:
Net investment income[b]	0.39	0.26
Net realized and unrealized gain (loss)[c]	1.90	(3.19)

Total from investment operations	2.29	(2.93)

Less distributions from:
Net investment income	(0.61)	(0.13)

Total distributions	(0.61)	(0.13)

Net asset value, end of period	$50.16	$48.48

Total return	4.73%	(5.68)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,508	$2,424
Ratio of expenses to average net assets[e]	0.67%	0.68%
Ratio of net investment income to average net assets[e]	0.76%	0.94%
Portfolio turnover rate[f]	10%	54%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 10% and 5%, respectively. See Note 4.

See notes to consolidated financial statements.

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Energy Capped ETF

	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$40.16	$51.12

Income from investment operations:
Net investment income[b]	1.04	1.05
Net realized and unrealized loss[c]	(4.16)	(11.14)

Total from investment operations	(3.12)	(10.09)

Less distributions from:
Net investment income	(0.94)	(0.84)
Return of capital	—	(0.03)

Total distributions	(0.94)	(0.87)

Net asset value, end of period	$36.10	$40.16

Total return	(7.73)%	(19.71)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,805	$2,008
Ratio of expenses to average net assets[e]	0.67%	0.68%
Ratio of net investment income to average net assets[e]	2.56%	4.23%
Portfolio turnover rate[f]	7%	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 7% and 3%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	83

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Growth ETF

	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$50.60	$54.24

Income from investment operations:
Net investment income[b]	0.85	0.66
Net realized and unrealized gain (loss)[c]	0.13	(3.87)

Total from investment operations	0.98	(3.21)

Less distributions from:
Net investment income	(1.32)	(0.43)

Total distributions	(1.32)	(0.43)

Net asset value, end of period	$50.26	$50.60

Total return	1.76%	(5.90)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,026	$10,121
Ratio of expenses to average net assets[e]	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%
Ratio of net investment income to average net assets[e]	1.59%	2.27%
Portfolio turnover rate[f]	64%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 28% and 12%, respectively. See Note 4.

See notes to consolidated financial statements.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Minimum Volatility ETF

	Year ended Aug. 31, 2013	Period from Oct. 18, 2011[a] to Aug. 31, 2012
Net asset value, beginning of period	$55.32	$49.30

Income from investment operations:
Net investment income[b]	1.85	1.93
Net realized and unrealized gain (loss)[c]	(0.60)	5.41

Total from investment operations	1.25	7.34

Less distributions from:
Net investment income	(1.01)	(1.32)

Total distributions	(1.01)	(1.32)

Net asset value, end of period	$55.56	$55.32

Total return	2.22%	15.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,455,727	$387,227
Ratio of expenses to average net assets[e]	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.67%	0.69%
Ratio of net investment income to average net assets[e]	3.13%	4.08%
Portfolio turnover rate[f]	23%	31%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 23% and 16%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	85

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Small-Cap ETF

	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Aug. 16, 2011[a] to Aug. 31, 2011
Net asset value, beginning of period	$43.44	$49.60	$50.54

Income from investment operations:
Net investment income[b]	1.07	0.50	0.07
Net realized and unrealized gain (loss)[c]	1.13	(5.52)	(1.01)

Total from investment operations	2.20	(5.02)	(0.94)

Less distributions from:
Net investment income	(1.86)	(1.14)	—

Total distributions	(1.86)	(1.14)	—

Net asset value, end of period	$43.78	$43.44	$49.60

Total return	4.85%	(9.98)%	(1.86)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$30,644	$8,689	$69,443
Ratio of expenses to average net assets[e]	0.67%	0.69%	0.69%
Ratio of net investment income to average net assets[e]	2.26%	1.13%	3.33%
Portfolio turnover rate[f]	21%	32%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31,2013, August 31, 2012 and the period ended August 31, 2011 were 21%, 17% and 2%, respectively. See Note 4.

See notes to consolidated financial statements.

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets Value ETF

	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$45.30	$52.58

Income from investment operations:
Net investment income[b]	1.34	1.00
Net realized and unrealized loss[c]	(2.11)	(7.54)

Total from investment operations	(0.77)	(6.54)

Less distributions from:
Net investment income	(1.38)	(0.74)

Total distributions	(1.38)	(0.74)

Net asset value, end of period	$43.15	$45.30

Total return	(1.83)%	(12.41)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,787	$9,061
Ratio of expenses to average net assets[e]	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%
Ratio of net investment income to average net assets[e]	2.84%	3.73%
Portfolio turnover rate[f]	47%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 26% and 12%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	87

Notes to Consolidated Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name[a]	Diversification Classification
MSCI BRIC	iShares MSCI BRIC Index Fund	Diversified
MSCI Emerging Markets Asia	iShares MSCI Emerging Markets Asia Index Fund	Diversified
MSCI Emerging Markets Consumer Discretionary	iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund	Non-diversified
MSCI Emerging Markets Energy Capped	iShares MSCI Emerging Markets Energy Sector Capped Index Fund	Non-diversified
MSCI Emerging Markets Growth	iShares MSCI Emerging Markets Growth Index Fund	Non-diversified
MSCI Emerging Markets Minimum Volatility	iShares MSCI Emerging Markets Minimum Volatility Index Fund	Non-diversified
MSCI Emerging Markets Small-Cap	Emerging Markets Small Cap Index Fund	Non-diversified
MSCI Emerging Markets Value	iShares MSCI Emerging Markets Value Index Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	89

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective consolidated schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI BRIC
Assets:
Common Stocks	$407,517,213	$1,007,322	$—	$408,524,535
Preferred Stocks	63,190,209	—	—	63,190,209
Rights	—	49,061	—	49,061
Money Market Funds	12,401,110	—	—	12,401,110

	$483,108,532	$1,056,383	$—	$484,164,915

MSCI Emerging Markets Asia
Assets:
Common Stocks	$30,790,362	$34,453	$—	$30,824,815
Preferred Stocks	353,008	—	—	353,008
Rights	—	2,231	—	2,231
Money Market Funds	836,626	—	—	836,626

	$31,979,996	$36,684	$—	$32,016,680

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Emerging Markets Consumer Discretionary
Assets:
Common Stocks	$2,429,554	$—	$—	$2,429,554
Preferred Stocks	71,851	—	—	71,851
Money Market Funds	22,581	—	—	22,581

	$2,523,986	$—	$—	$2,523,986

MSCI Emerging Markets Energy Capped
Assets:
Common Stocks	$1,622,911	$—	$—	$1,622,911
Preferred Stocks	166,037	—	—	166,037
Money Market Funds	12,473	—	—	12,473

	$1,801,421	$—	$—	$1,801,421

MSCI Emerging Markets Growth
Assets:
Common Stocks	$4,732,869	$5,279	$—	$4,738,148
Preferred Stocks	267,907	—	—	267,907
Rights	—	474	—	474
Money Market Funds	83,620	—	—	83,620

	$5,084,396	$5,753	$—	$5,090,149

MSCI Emerging Markets Minimum Volatility
Assets:
Common Stocks	$2,344,679,350	$—	$—	$2,344,679,350
Preferred Stocks	102,807,743	—	—	102,807,743
Money Market Funds	27,892,426	—	—	27,892,426

	$2,475,379,519	$—	$—	$2,475,379,519

MSCI Emerging Markets Small-Cap
Assets:
Common Stocks	$30,197,895	$51,946	$1,733	$30,251,574
Preferred Stocks	275,889	—	—	275,889
Rights	165	753	—	918
Money Market Funds	610,131	—	—	610,131

	$31,084,080	$52,699	$1,733	$31,138,512

MSCI Emerging Markets Value
Assets:
Common Stocks	$9,861,261	$15,453	$—	$9,876,714
Preferred Stocks	843,705	—	—	843,705
Money Market Funds	85,906	—	—	85,906

	$10,790,872	$15,453	$—	$10,806,325

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	91

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

The iShares MSCI Emerging Markets Consumer Discretionary ETF had transfers from Level 2 to Level 1 during the year ended August 31, 2013 in the amount of $29,038, measured as of the beginning of the period, resulting from the resumption of trading after a temporary suspension.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, each Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. Each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Funds and are disclosed in the consolidated statements of operations. Further, each Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by a Subsidiary to its Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiaries’ ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Funds may be subject to taxes on

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Funds, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	93

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each of the iShares MSCI BRIC, iShares MSCI Emerging Markets Consumer Discretionary, iShares MSCI Emerging Markets Energy Capped, iShares MSCI Emerging Markets Minimum Volatility and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.56	Over $42 billion, up to and including $56 billion
0.50	Over $56 billion, up to and including $70 billion
0.45	Over $70 billion, up to and including $84 billion
0.40	Over $84 billion

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets Minimum Volatility ETF through December 31, 2014 in order to limit total annual operating expenses to 0.25% of average daily net assets.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Emerging Markets Asia	0.68%
MSCI Emerging Markets Growth	0.68
MSCI Emerging Markets Value	0.68

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets Asia, iShares Emerging Markets Growth and iShares Emerging Markets Value ETFs through December 31, 2014 in order to limit total annual operating expenses to 0.49% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
MSCI BRIC	$224,236
MSCI Emerging Markets Asia	249
MSCI Emerging Markets Consumer Discretionary	497
MSCI Emerging Markets Energy Capped	11

iShares ETF	Securities Lending Agent Fees
MSCI Emerging Markets Growth	$362
MSCI Emerging Markets Minimum Volatility	52,087
MSCI Emerging Markets Small-Cap	193
MSCI Emerging Markets Value	117

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI BRIC	$66,335,283	$158,972,835
MSCI Emerging Markets Asia	157,622,794	116,893,551
MSCI Emerging Markets Consumer Discretionary	243,308	254,447
MSCI Emerging Markets Energy Capped	177,976	131,002
MSCI Emerging Markets Growth	2,588,428	5,061,088
MSCI Emerging Markets Minimum Volatility	1,605,097,639	320,356,917
MSCI Emerging Markets Small-Cap	19,867,978	4,107,744
MSCI Emerging Markets Value	6,128,133	4,755,379

In-kind transactions (see Note 4) for the year ended August 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI BRIC	$11,678,555	$120,374,338
MSCI Emerging Markets Asia	54,956,704	71,833,276
MSCI Emerging Markets Growth	1,343,475	3,654,055
MSCI Emerging Markets Minimum Volatility	969,375,894	17,302,588
MSCI Emerging Markets Small-Cap	8,512,195	—
MSCI Emerging Markets Value	3,521,573	2,193,316

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	95

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the consolidated statements of assets and liabilities. Securities lending income, as disclosed in the consolidated statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

as of August 31, 2013, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI BRIC	$6,334,490	$(372,049)	$(5,962,441)
MSCI Emerging Markets Asia	(3,123,156)	(121,369)	3,244,525
MSCI Emerging Markets Consumer Discretionary	—	(839)	839
MSCI Emerging Markets Energy Capped	—	(1,965)	1,965
MSCI Emerging Markets Growth	(150,492)	1,688	148,804
MSCI Emerging Markets Minimum Volatility	5,469,156	(694,927)	(4,774,229)
MSCI Emerging Markets Small-Cap	—	(3,885)	3,885
MSCI Emerging Markets Value	(41,006)	(3,498)	44,504

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI BRIC
Ordinary income	$13,252,516	$18,504,865

MSCI Emerging Markets Asia
Ordinary income	$1,144,738	$162,964

MSCI Emerging Markets Consumer Discretionary
Ordinary income	$30,681	$26,130

MSCI Emerging Markets Energy Capped
Ordinary income	$46,822	$168,198
Return of capital	—	6,779

	$46,822	$174,977

MSCI Emerging Markets Growth
Ordinary income	$78,638	$85,048

MSCI Emerging Markets Minimum Volatility
Ordinary income	$29,485,424	$2,260,368

MSCI Emerging Markets Small-Cap
Ordinary income	$514,561	$500,104

MSCI Emerging Markets Value
Ordinary income	$279,968	$148,491

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	97

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI BRIC	$584,402	$(124,774,176)	$(69,615,087)	$(36,359,993)	$(230,164,854)
MSCI Emerging Markets Asia	351,878	(97,875)	(2,045,288)	(9,239,621)	(11,030,906)
MSCI Emerging Markets Consumer Discretionary	2,887	(769,815)	44,667	(41,921)	(764,182)
MSCI Emerging Markets Energy Capped	3,193	(913,361)	(623,201)	(83,209)	(1,616,578)
MSCI Emerging Markets Growth	20,387	(498,606)	(298,865)	(128,261)	(905,345)
MSCI Emerging Markets Minimum Volatility	16,207,006	(1,230,114)	(161,693,295)	(13,877,733)	(160,594,136)
MSCI Emerging Markets Small-Cap	244,568	(8,288,581)	(3,517,075)	—	(11,561,088)
MSCI Emerging Markets Value	53,146	(433,576)	(1,915,668)	(111,185)	(2,407,283)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

As of August 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI BRIC	$104,204,792	$1,540,740	$11,268,086	$7,760,558	$124,774,176
MSCI Emerging Markets Asia	97,875	—	—	—	97,875
MSCI Emerging Markets Consumer Discretionary	769,815	—	—	—	769,815
MSCI Emerging Markets Energy Capped	913,361	—	—	—	913,361
MSCI Emerging Markets Growth	498,606	—	—	—	498,606
MSCI Emerging Markets Minimum Volatility	1,230,114	—	—	—	1,230,114
MSCI Emerging Markets Small-Cap	8,288,581	—	—	—	8,288,581
MSCI Emerging Markets Value	433,576	—	—	—	433,576

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2013, the iShares MSCI Emerging Markets Minimum Volatility ETF utilized $18,639 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI BRIC	$553,712,808	$46,591,195	$(116,139,088)	$(69,547,893)
MSCI Emerging Markets Asia	34,061,263	1,959,073	(4,003,656)	(2,044,583)
MSCI Emerging Markets Consumer Discretionary	2,479,203	319,979	(275,196)	44,783
MSCI Emerging Markets Energy Capped	2,424,519	35,142	(658,240)	(623,098)
MSCI Emerging Markets Growth	5,388,664	256,306	(554,821)	(298,515)
MSCI Emerging Markets Minimum Volatility	2,636,948,637	79,656,318	(241,225,436)	(161,569,118)
MSCI Emerging Markets Small-Cap	34,654,346	1,897,352	(5,413,186)	(3,515,834)
MSCI Emerging Markets Value	12,720,876	258,128	(2,172,679)	(1,914,551)

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ consolidated financial statements.

7.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $125 million credit agreement with State Street Bank and Trust Company, which expires October 30, 2013. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2013, the maximum amounts borrowed, the average borrowings and the average interest rates under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowings	Average Interest Rates
MSCI BRIC	$2,700,000	$107,967	1.21%
MSCI Emerging Markets Asia	240,000	4,802	1.19
MSCI Emerging Markets Minimum Volatility	5,000,000	96,154	1.19
MSCI Emerging Markets Small-Cap	75,000	1,181	1.20
MSCI Emerging Markets Value	60,000	824	1.21

The iShares MSCI Emerging Markets Consumer Discretionary ETF, The iShares MSCI Emerging Markets Energy Capped ETF and The iShares MSCI Emerging Markets Growth ETF did not borrow under the credit agreement during the year ended August 31, 2013.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	99

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF, iShares MSCI Emerging Markets Consumer Discretionary ETF, iShares MSCI Emerging Markets Energy Capped ETF, iShares MSCI Emerging Markets Growth ETF, iShares MSCI Emerging Markets Minimum Volatility ETF, iShares MSCI Emerging Markets Small-Cap ETF and iShares MSCI Emerging Markets Value ETF and their subsidiaries (the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	101

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follow:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI BRIC	$20,389,624	$1,808,705
MSCI Emerging Markets Asia	2,064,776	231,187
MSCI Emerging Markets Consumer Discretionary	40,871	5,266
MSCI Emerging Markets Energy Capped	74,622	8,937
MSCI Emerging Markets Growth	82,293	8,875
MSCI Emerging Markets Minimum Volatility	54,822,148	6,730,833
MSCI Emerging Markets Small-Cap	659,969	71,858
MSCI Emerging Markets Value	383,742	45,531

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI BRIC	$12,050,730
MSCI Emerging Markets Asia	1,111,656
MSCI Emerging Markets Consumer Discretionary	26,903
MSCI Emerging Markets Energy	55,759

iShares ETF	Qualified Dividend Income
MSCI Emerging Markets Growth	$43,438
MSCI Emerging Markets Minimum Volatility	23,761,465
MSCI Emerging Markets Small-Cap	223,457
MSCI Emerging Markets Value	246,426

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Consumer Discretionary ETF, iShares MSCI Emerging Markets Energy Capped ETF, iShares MSCI Emerging Markets Minimum Volatility ETF and iShares MSCI Emerging Markets Small-Cap ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the

104	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rates reflects appropriate sharing of potential economies of scale with the Funds’ shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI Emerging Markets Small Cap Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	105

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Emerging Markets Asia ETF, iShares MSCI Emerging Markets Growth ETF and iShares MSCI Emerging Markets Value ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the

106	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

108	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	109

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI BRIC	$0.863159	$—	$—	$0.863159	100%	—%	—%	100%
MSCI Emerging Markets Asia	0.915546	—	—	0.915546	100	—	—	100
MSCI Emerging Markets Consumer Discretionary	0.613610	—	—	0.613610	100	—	—	100
MSCI Emerging Markets Energy Capped	0.936437	—	—	0.936437	100	—	—	100
MSCI Emerging Markets Growth	1.322831	—	—	1.322831	100	—	—	100
MSCI Emerging Markets Minimum Volatility	1.012519	—	—	1.012519	100	—	—	100
MSCI Emerging Markets Small-Cap	1.855833	—	—	1.855833	100	—	—	100
MSCI Emerging Markets Value	1.383449	—	—	1.383449	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

110	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI BRIC ETF

Period Covered: January 1, 2008 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.22%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	3	0.22
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	5	0.36
Greater than 2.5% and Less than 3.0%	12	0.87
Greater than 2.0% and Less than 2.5%	27	1.95
Greater than 1.5% and Less than 2.0%	56	4.05
Greater than 1.0% and Less than 1.5%	168	12.16
Greater than 0.5% and Less than 1.0%	234	16.94
Between 0.5% and –0.5%	575	41.62
Less than –0.5% and Greater than –1.0%	174	12.59
Less than –1.0% and Greater than –1.5%	62	4.49
Less than –1.5% and Greater than –2.0%	28	2.03
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5%	3	0.22

	1,382	100.00%

SUPPLEMENTAL INFORMATION	111

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Asia ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.64%
Greater than 2.0% and Less than 2.5%	3	0.96
Greater than 1.5% and Less than 2.0%	15	4.81
Greater than 1.0% and Less than 1.5%	35	11.22
Greater than 0.5% and Less than 1.0%	55	17.63
Between 0.5% and –0.5%	135	43.27
Less than –0.5% and Greater than –1.0%	40	12.82
Less than –1.0% and Greater than –1.5%	18	5.77
Less than –1.5% and Greater than –2.0%	8	2.56
Less than –2.0%	1	0.32

	312	100.00%

iShares MSCI Emerging Markets Consumer Discretionary ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.32%
Greater than 2.0% and Less than 2.5%	4	1.28
Greater than 1.5% and Less than 2.0%	4	1.28
Greater than 1.0% and Less than 1.5%	35	11.22
Greater than 0.5% and Less than 1.0%	86	27.56
Between 0.5% and –0.5%	146	46.80
Less than –0.5% and Greater than –1.0%	20	6.41
Less than –1.0% and Greater than –1.5%	12	3.85
Less than –1.5% and Greater than –2.0%	1	0.32
Less than –2.0% and Greater than –2.5%	3	0.96

	312	100.00%

112	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Energy Capped ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.32%
Greater than 2.0% and Less than 2.5%	2	0.64
Greater than 1.5% and Less than 2.0%	11	3.53
Greater than 1.0% and Less than 1.5%	39	12.49
Greater than 0.5% and Less than 1.0%	78	25.00
Between 0.5% and –0.5%	153	49.05
Less than –0.5% and Greater than –1.0%	17	5.45
Less than –1.0% and Greater than –1.5%	9	2.88
Less than –1.5% and Greater than –2.0%	2	0.64

	312	100.00%

iShares MSCI Emerging Markets Growth ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.64%
Greater than 3.0% and Less than 3.5%	3	0.96
Greater than 2.5% and Less than 3.0%	10	3.21
Greater than 2.0% and Less than 2.5%	27	8.65
Greater than 1.5% and Less than 2.0%	31	9.94
Greater than 1.0% and Less than 1.5%	55	17.63
Greater than 0.5% and Less than 1.0%	59	18.91
Between 0.5% and –0.5%	92	29.49
Less than –0.5% and Greater than –1.0%	23	7.37
Less than –1.0% and Greater than –1.5%	7	2.24
Less than –1.5% and Greater than –2.0%	3	0.96

	312	100.00%

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	12	3.21
Greater than 1.0% and Less than 1.5%	30	8.02
Greater than 0.5% and Less than 1.0%	100	26.74
Between 0.5% and –0.5%	200	53.48
Less than –0.5% and Greater than –1.0%	22	5.88
Less than –1.0% and Greater than –1.5%	6	1.60
Less than –1.5% and Greater than –2.0%	2	0.53
Less than –2.0% and Greater than –2.5%	1	0.27

	374	100.00%

iShares MSCI Emerging Markets Small-Cap ETF

Period Covered: October 1, 2011 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0% and Less than 5.5%	1	0.23%
Greater than 4.5% and Less than 5.0%	2	0.46
Greater than 4.0% and Less than 4.5%	3	0.69
Greater than 3.5% and Less than 4.0%	2	0.46
Greater than 3.0% and Less than 3.5%	3	0.69
Greater than 2.5% and Less than 3.0%	5	1.14
Greater than 2.0% and Less than 2.5%	15	3.43
Greater than 1.5% and Less than 2.0%	38	8.70
Greater than 1.0% and Less than 1.5%	45	10.30
Greater than 0.5% and Less than 1.0%	58	13.27
Between 0.5% and –0.5%	140	32.03
Less than –0.5% and Greater than –1.0%	73	16.70
Less than –1.0% and Greater than –1.5%	29	6.64
Less than –1.5% and Greater than –2.0%	14	3.20
Less than –2.0% and Greater than –2.5%	7	1.60
Less than –2.5% and Greater than –3.0%	1	0.23
Less than –3.0%	1	0.23

	437	100.00%

114	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Value ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.32%
Greater than 4.0% and Less than 4.5%	1	0.32
Greater than 3.5% and Less than 4.0%	3	0.96
Greater than 3.0% and Less than 3.5%	4	1.28
Greater than 2.5% and Less than 3.0%	5	1.60
Greater than 2.0% and Less than 2.5%	19	6.09
Greater than 1.5% and Less than 2.0%	56	17.95
Greater than 1.0% and Less than 1.5%	81	25.97
Greater than 0.5% and Less than 1.0%	64	20.51
Between 0.5% and –0.5%	68	21.80
Less than –0.5% and Greater than –1.0%	9	2.88
Less than –1.0% and Greater than –1.5%	1	0.32

	312	100.00%

SUPPLEMENTAL INFORMATION	115

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

116	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

DIRECTOR AND OFFICER INFORMATION	117

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).

Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since

2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

118	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	119

Notes:

120	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	121

Notes:

122	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-810-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI All Country World Minimum Volatility ETF | ACWV | NYSE Arca
➢	iShares MSCI Emerging Markets EMEA ETF | EEME | NASDAQ
➢	iShares MSCI Frontier 100 ETF | FM | NYSE Arca
➢	iShares MSCI World ETF | URTH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equities delivered mixed performance for the 12-month period ended August 31, 2013 (the “reporting period”), as ongoing concerns about sovereign debt issues in Europe and slowing economic growth in China kept volatility levels elevated. Investors largely dismissed the negative news for much of the reporting period, choosing to focus on the potential effect of unprecedented intervention levels from central banks around the world.

Early in the reporting period, the U.S. Federal Reserve Bank (the “Fed”) responded to tepid U.S. economic data by launching its third quantitative easing program (“QE3”). This program, in addition to relatively solid corporate earnings and a rebound in the housing market, helped support stocks in the U.S. Later in the reporting period, the Fed’s comments about “tapering” QE3 upset markets. After the Fed toned down the discussion in July 2013, U.S. stock markets rallied and finished the reporting period with solid gains.

Issues surrounding economic conditions in Europe resurfaced throughout the reporting period. At the beginning of the reporting period, the European Central Bank’s pledge to protect the euro and support bond markets in the euro zone helped European markets rebound in late 2012 and into early 2013. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, until the announcement of a bailout plan alleviated worries. European stocks struggled again as the prospect of slow global economic growth materialized. Austerity programs intended to reduce national debts were blamed for impeding growth in the region. In May 2013, the European Union announced it would ease its austerity measures, giving some countries additional time to reach their respective deficit reduction targets. Also in May 2013, the European Central Bank cut its benchmark interest rate. Despite these actions, many countries in the euro zone remained in or near recession. For the second quarter of 2013, though, the euro zone as a whole experienced gross domestic product (“GDP”) growth of 0.30% — its first positive quarter since 2011.

The Bank of Japan took decisive action to improve economic conditions through quantitative easing, instituting a plan in early 2013 to purchase 7.5 trillion yen in bonds per month in order to double the country’s monetary base in two years. Although the country’s GDP growth for the first quarter of 2013 was stronger than expected, industrial production continued to decline. A declining yen helped export levels, although export growth fell short of expectations. In Japan, personal spending improved throughout the course of the reporting period, although consumer confidence weakened in the final months of the reporting period.

Emerging market countries generally lagged developed markets. During the reporting period, economic growth slowed in China and Latin America. Commodities prices declined around the world during the reporting period, hurting many commodities-driven emerging market countries. Late in the reporting period, concern that the Fed would begin to taper its bond-buying program led investors to abandon emerging market holdings, including both bonds and stocks. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment. Similarly, frontier markets delivered mixed results as some struggled with a decline in commodities prices and slowing economic growth, as well as investors’ retreat from frontier market holdings.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.69%	9.76%	10.21%	10.69%	9.76%	10.21%
Since Inception	12.39%	12.21%	12.03%	24.43%	24.05%	23.65%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,025.10	$1.02	$1,000.00	$1,024.70	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

The iShares MSCI All Country World Minimum Volatility ETF (the “Fund”), formerly the iShares MSCI All Country World Minimum Volatility Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI All Country World Minimum Volatility IndexSM (the “Index”). The Index is designed to measure the combined performance of equity securities in both emerging and developed markets that in aggregate have lower volatility. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 10.69%, net of fees, while the total return for the Index was 10.21%.

As represented by the Index, lower-volatility stocks worldwide gained approximately 10% for the reporting period, but trailed the 15% gain of the broad global equity indexes. Lower-volatility stocks in Europe, which comprised approximately 10% of the Index as of the end of the reporting period, posted the best returns. In particular, Ireland gained more than 40%, while Finland returned about 25% for the reporting period. The largest European components of the Index, Switzerland and the U.K., also generated double-digit gains.

Lower-volatility stocks in the U.S., which made up more than half of the Index as of August, 31, 2013, advanced by nearly 14% for the reporting period. Other noteworthy positive performers included several emerging markets, including China, Colombia and Taiwan.

Just eight of the 27 countries represented in the Index declined for the reporting period. Three of these countries — Peru, Chile and the Czech Republic — fell by 20% or more for the reporting period. The Czech Republic remained mired in recession throughout the reporting period, while the Chilean and Peruvian economies slowed as global demand for commodities weakened. Other notable decliners in the Index included Belgium, Spain and India.

A stronger U.S. dollar had a negative impact on Index performance for the reporting period. In local currency terms, the Index returned 14.27% for the reporting period. The U.S. dollar appreciated by 2.5% against the British pound, 7% versus the Canadian dollar, and 25% against the Japanese yen. A stronger U.S. dollar lowers international equity returns for U.S. investors.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector/Investment Type	Percentage of Net Assets

Consumer Non-Cyclical	34.34%
Financial	16.27
Consumer Cyclical	12.33
Communications	11.79
Utilities	8.13
Industrial	5.37
Energy	4.99
Technology	3.78
Basic Materials	2.34
Investment Companies	0.25
Diversified	0.10
Short-Term and Other Net Assets	0.31

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Automatic Data Processing Inc.	1.58%
Johnson & Johnson	1.55
McDonald’s Corp.	1.45
General Mills Inc.	1.44
Southern Co. (The)	1.41
China Mobile Ltd. (China)	1.32
Novartis AG Registered (Switzerland)	1.27
Nestle SA Registered (Switzerland)	1.12
Eli Lilly and Co.	1.11
Bristol-Myers Squibb Co.	1.10

TOTAL	13.35%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS EMEA ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.95)%	(3.27)%	(3.62)%	(3.95)%	(3.27)%	(3.62)%
Since Inception	(0.71)%	0.00%	(0.24)%	(1.15)%	0.00%	(0.38)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/18/12. The first day of secondary market trading was 1/19/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$905.30	$2.35	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS EMEA ETF

The iShares MSCI Emerging Markets EMEA ETF (the “Fund”), formerly the iShares MSCI Emerging Markets EMEA Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets EMEA IndexSM (the “Index”). The Index is designed to measure the performance of equity securities in the emerging market countries of Europe, the Middle East and Africa. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -3.95%, net of fees, while the total return for the Index was -3.62%.

Emerging markets in Europe, the Middle East and Africa, as represented by the Index, declined during the reporting period, and underperformed emerging markets as a whole.

South African stocks declined. During the reporting period, South Africa’s economy, as measured by annual GDP growth, grew at a tepid pace. For the second quarter of 2013, annual GDP expanded by 2.0%, down from 2.3% in the second quarter of 2012. Underlying the mediocre growth, the country’s mining industry experienced turbulence as it continued to struggle with strikes and global economic weakness. In the second quarter of 2013, the mining sector contracted an annualized 5.7% from the previous quarter.

The Russian equity market declined modestly during the reporting period. Economic growth, as measured by annual GDP, slowed to 1.2% in the second quarter of 2013, its slowest pace since 2009. As export trade weakened, Russia’s trade surplus shrank 11% in the first half of 2013. Already struggling with weaker global demand for its commodities, Russia began to experience declines in investment and household spending.

The Turkish equity market delivered negative results for the reporting period. Turkey’s economy continued to slow through the fourth quarter of 2012, when the annual GDP growth rate of 1.4% represented the country’s seventh consecutive quarterly decline. In the first half of 2013, however, economic activity accelerated, evidenced by annual GDP growth rates of 2.9% and 4.4% for the first and second quarters of 2013, respectively.

Poland’s equity market was positive. After slowing throughout most of the reporting period, economic conditions appeared to improve as some euro zone countries emerged from recession. As a result, Poland’s export activity increased. Industrial production, which had contracted in the first half of the reporting period, appeared to gain momentum late in the reporting period. After climbing to a high of 14.4% in February 2013, the unemployment rate fell steadily, dropping to 13.1% in July 2013.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	26.76%
Energy	22.24
Communications	16.71
Basic Materials	12.77
Consumer Non-Cyclical	9.85
Consumer Cyclical	4.32
Diversified	3.32
Utilities	2.13
Other*	1.17
Short-Term and Other Net Assets	0.73

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Gazprom OAO (Russia)	7.67%
Naspers Ltd. Class N (South Africa)	5.30
MTN Group Ltd. (South Africa)	5.06
LUKOIL OAO (Russia)	4.89
Sberbank of Russia (Russia)	4.64
Sasol Ltd. (South Africa)	4.16
Magnit OJSC SP GDR (Russia)	2.35
Standard Bank Group Ltd. (South Africa)	2.20
NovaTek OAO SP GDR (Russia)	1.82
Mobile TeleSystems OJSC SP ADR (Russia)	1.81

TOTAL	39.90%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI FRONTIER 100 ETF

Performance as of August 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	20.54%	22.50%	20.79%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/12. The first day of secondary market trading was 9/13/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,064.60	$4.11	$1,000.00	$1,021.20	$4.02	0.79%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRONTIER 100 ETF

The iShares MSCI Frontier 100 ETF (the “Fund”), formerly the iShares MSCI Frontier 100 Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Frontier Markets 100 IndexSM (the “Index”). The Index is designed to measure equity performance of a subset of frontier market countries that meet minimum liquidity standards. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 12, 2012 (inception date of the Fund) through August 31, 2013 (the “reporting period”), the total return for the Fund was 20.54%, net of fees, while the total return for the Index was 20.79%.

Frontier markets, as represented by the Index, gained for the reporting period and outpaced the performance of broader international markets.

Kuwait’s equity market contributed meaningfully to Index results for the reporting period. As the world’s eighth largest exporter and tenth largest producer of oil, Kuwait relies heavily on its oil exports. Key export markets are South Korea, India and Japan. During the reporting period, export levels remained steady. Combined with low unemployment levels and solid consumer spending, Kuwait’s economic growth, as measured by annual GDP, expanded 6.1% for 2012.

Qatar’s equities contributed to Index gains during the reporting period. With vast oil and natural gas reserves, Qatar relies on its mining sector for its economic livelihood. The country exports mainly liquefied natural gas and oil, with Japan, South Korea and India being its key export partners. Oil exports increased during the reporting period. The unemployment rate fell to 0.50% in 2012. Economic activity, as measured by annual GDP growth, expanded 6.2% in the first quarter of 2013.

United Arab Emirates contributed significantly to Index returns during the reporting period. The economy depends on the export of oil and natural gas, as well as precious metals and stones. Key export partners are Japan, India and Iran. Export levels climbed in 2012 and unemployment levels declined. Economic activity, as measured by annual GDP growth, expanded 4.4% for 2012.

Nigeria’s equity market contributed substantially to Index performance for the reporting period. Nigeria is one of the most developed markets in Africa, and relies on agriculture for 42% of its GDP. Oil and natural gas represent a sizable portion of GDP, but has declined in recent years. In the second quarter of 2013, Nigeria’s economy, as measured by annual GDP, expanded 6.18%. Agriculture led the growth, while the oil sector’s contribution declined.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	54.76%
Communications	14.33
Consumer Non-Cyclical	9.30
Energy	6.97
Basic Materials	4.78
Industrial	4.71
Utilities	1.96
Consumer Cyclical	1.70
Diversified	1.26
Short-Term and Other Net Assets	0.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

National Bank of Kuwait (Kuwait)	6.62%
Mobile Telecommunications Co. KSC (Kuwait)	5.54
Emaar Properties PJSC (United Arab Emirates)	4.44
Kuwait Finance House (Kuwait)	4.39
Qatar National Bank SAQ (Qatar)	3.60
Nigerian Breweries PLC (Nigeria)	3.38
Ooredoo QSC (Qatar)	2.89
Industries Qatar QSC (Qatar)	2.85
Masraf Al Rayan QSC (Qatar)	2.72
DP World Ltd. (United Arab Emirates)	2.41

TOTAL	38.84%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI WORLD ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.84%	19.90%	17.63%	17.84%	19.90%	17.63%
Since Inception	15.67%	17.28%	15.51%	26.98%	29.90%	26.67%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,060.40	$1.25	$1,000.00	$1,024.00	$1.22	0.24%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI WORLD ETF

The iShares MSCI World ETF (the “Fund”), formerly the iShares MSCI World Index Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI World IndexSM (the “Index”). The Index is designed to measure the performance of equity securities in the top 85% of equity market capitalization, as calculated by the index provider, in certain developed market countries. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 17.84%, net of fees, while the total return for the Index was 17.63%.

Global developed equity markets, as measured by the Index, delivered positive results for the reporting period.

U.S. equities contributed significantly to Index returns. Fed activities and announcements on monetary policy had a strong impact on U.S. market behavior. Early in the reporting period, the Fed launched its QE3 program, which it later expanded. Both actions helped lift stock prices. Markets sank when the Fed suggested it would reduce its QE3 measures if the economy continued to improve. The Fed then toned down its tapering talk in July 2013, when stocks rebounded. The improved housing market and decline in unemployment levels also contributed to stock market behavior. Economic activity, as measured by annual GDP, grew 2.5% in the second quarter of 2013 over the previous quarter.

The United Kingdom delivered gains for the reporting period. The country’s GDP growth turned positive in the first two quarters of 2013, as the service sector, along with manufacturing and construction levels, improved and housing prices rebounded.

Japan achieved positive results for the reporting period and contributed meaningfully to Index performance. Since the Bank of Japan initiated a massive stimulus program, GDP growth and unemployment levels have improved. A declining yen helped export levels, although export growth fell short of expectations.

Canada achieved modest gains for the reporting period. Canada’s economy expanded at an annual rate of 1.4% in the second quarter of 2013, roughly in line with the 1.36% annual growth rate in the first quarter of 2013. As a key exporter, Canada relies on exports for approximately 45% of its GDP. Export activity was weak throughout the reporting period amid tepid global demand for metals and mineral products.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Consumer Non-Cyclical	21.72%
Financial	20.70
Consumer Cyclical	10.69
Industrial	10.32
Communications	9.68
Energy	9.70
Technology	7.86
Basic Materials	5.51
Utilities	3.29
Diversified	0.12
Short-Term and Other Net Assets	0.41

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Apple Inc.	1.59%
Exxon Mobil Corp.	1.37
Microsoft Corp.	0.93
General Electric Co.	0.84
Johnson & Johnson	0.82
Chevron Corp.	0.81
Google Inc. Class A	0.81
Nestle SA Registered (Switzerland)	0.74
Procter & Gamble Co. (The)	0.73
Wells Fargo & Co.	0.71

TOTAL	9.35%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.07%

CANADA — 8.73%
Bank of Montreal	58,464	$3,663,907
Bank of Nova Scotia	14,280	791,904
BCE Inc.	164,808	6,747,613
Bell Aliant Inc.	49,392	1,243,111
Canadian Imperial Bank of Commerce	42,504	3,314,417
Canadian Tire Corp. Ltd. Class A NVS	23,016	1,943,782
Dollarama Inc.	45,192	3,185,160
Enbridge Inc.	246,792	10,104,224
First Capital Realty Inc.	61,488	979,821
Franco-Nevada Corp.	34,944	1,588,364
Goldcorp Inc.	38,472	1,134,211
H&R Real Estate Investment Trust	37,968	738,197
Intact Financial Corp.	89,208	5,155,950
National Bank of Canada	96,432	7,458,420
Pembina Pipeline Corp.	123,480	3,825,316
RioCan Real Estate Investment Trust	65,688	1,466,445
Shaw Communications Inc. Class B	257,208	6,188,206
Shoppers Drug Mart Corp.	40,275	2,250,269
TELUS Corp. NVS	69,000	2,114,020
Thomson Reuters Corp.	242,256	7,927,460
Tim Hortons Inc.	99,792	5,448,876
TransCanada Corp.	245,448	10,682,072

		87,951,745
CHILE — 0.27%
Banco de Credito e Inversiones	19,745	944,069
Empresa Nacional de Electricidad SA	376,824	514,208
Empresa Nacional de Telecomunicaciones SA	79,800	1,264,992

		2,723,269
CHINA — 3.60%
Beijing Enterprises Holdings Ltd.	336,000	2,383,163
China Construction Bank Corp. Class H	5,040,000	3,691,736
China Mengniu Dairy Co. Ltd.	333,000	1,408,542
China Mobile Ltd.	1,239,000	13,317,684

Security	Shares	Value

China Petroleum & Chemical Corp. Class H	1,748,400	$1,260,388
China Resources Gas Group Ltd.[a]	650,000	1,533,968
China Telecom Corp. Ltd. Class H	2,352,000	1,185,949
Hengan International Group Co. Ltd.[a]	331,500	3,631,606
Inner Mongolia Yitai Coal Co. Ltd. Class B	672,000	1,391,040
Jiangsu Expressway Co. Ltd. Class H	776,000	879,635
Kunlun Energy Co. Ltd.	336,000	489,632
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	445,800	846,252
Shenzhou International Group Holdings Ltd.[a]	168,000	545,961
SOHO China Ltd.[a]	504,000	428,319
Tencent Holdings Ltd.	16,800	787,744
Tingyi (Cayman Islands) Holding Corp.	672,000	1,663,881
Zhejiang Expressway Co. Ltd. Class H	1,008,000	843,640

		36,289,140
COLOMBIA — 0.07%
Corporacion Financiera Colombiana SA	32,928	655,976

		655,976
CZECH REPUBLIC — 0.08%
Telefonica O2 Czech Republic AS	55,104	821,099

		821,099
DENMARK — 0.08%
TrygVesta A/S	10,080	855,954

		855,954
EGYPT — 0.10%
Commercial International Bank (Egypt) SAE	191,815	969,557

		969,557
FRANCE — 0.07%
Eutelsat Communications SA	22,680	677,069

		677,069

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

HONG KONG — 3.27%
Cheung Kong Infrastructure Holdings Ltd.	333,000	$2,250,232
CLP Holdings Ltd.[a]	1,034,000	8,267,306
Hang Seng Bank Ltd.	504,000	7,831,941
Link REIT (The)	1,512,000	6,931,755
MTR Corp. Ltd.	950,000	3,583,449
Power Assets Holdings Ltd.	362,000	3,120,770
Swire Pacific Ltd. Class A	84,000	963,015

		32,948,468
INDONESIA — 0.94%
PT Bank Central Asia Tbk	3,444,000	2,854,231
PT Bank Danamon Indonesia Tbk	2,100,000	778,846
PT Jasa Marga (Persero) Tbk	1,260,000	628,846
PT Telekomunikasi Indonesia (Persero) Tbk	18,480,000	3,723,077
PT Unilever Indonesia Tbk	507,000	1,448,571

		9,433,571
IRELAND — 0.12%
Ryanair Holdings PLC SP ADR	26,304	1,248,388

		1,248,388
ISRAEL — 0.57%
Bezeq The Israel Telecommunication Corp. Ltd.	420,885	688,812
NICE Systems Ltd.	37,632	1,423,177
Teva Pharmaceutical Industries Ltd.	94,578	3,655,213

		5,767,202
JAPAN — 13.21%
ABC-MART Inc.	16,800	704,602
Alfresa Holdings Corp.	16,800	797,921
ANA Holdings Inc.[a]	840,000	1,712,276
Astellas Pharma Inc.	16,800	861,275
Bank of Kyoto Ltd. (The)	168,000	1,383,519
Benesse Holdings Inc.	38,800	1,407,817
Chiba Bank Ltd. (The)	333,000	2,284,146
Chugai Pharmaceutical Co. Ltd.	67,200	1,382,150
Chugoku Bank Ltd. (The)	168,000	2,258,493
Eisai Co. Ltd.	132,300	5,400,413
FamilyMart Co. Ltd.	33,600	1,416,053
Gunma Bank Ltd. (The)	220,000	1,188,401
Hachijuni Bank Ltd. (The)	220,000	1,242,216

Security	Shares	Value

Hisamitsu Pharmaceutical Co. Inc.	16,800	$904,082
Hoya Corp.	16,800	358,722
Itochu Techno-Solutions Corp.	16,800	571,044
Iyo Bank Ltd. (The)	168,000	1,684,880
Japan Airlines Co. Ltd.	33,300	1,768,262
Japan Real Estate Investment Corp.	168	1,791,041
Kamigumi Co. Ltd.	168,000	1,345,849
Keikyu Corp.	220,000	1,885,746
Keio Corp.	168,000	1,138,664
Kintetsu Corp.	336,000	1,249,962
Kurita Water Industries Ltd.	33,600	678,061
Kyowa Hakko Kirin Co. Ltd.	168,000	1,700,290
Lawson Inc.	33,600	2,534,169
McDonald’s Holdings Co. (Japan) Ltd.	33,900	890,387
Miraca Holdings Inc.	38,800	1,736,044
Mitsubishi Tanabe Pharma Corp.	168,000	2,292,738
Nissin Foods Holdings Co. Ltd.	33,600	1,328,726
Nitori Holdings Co. Ltd.	19,400	1,738,022
NTT DOCOMO Inc.	6,384	10,247,974
Odakyu Electric Railway Co. Ltd.	336,000	3,071,824
Ono Pharmaceutical Co. Ltd.	50,400	3,046,140
Oracle Corp. Japan	22,000	900,270
Oriental Land Co. Ltd.	33,600	5,427,916
Osaka Gas Co. Ltd.	672,000	2,719,095
Otsuka Holdings Co. Ltd.	231,300	7,178,398
PARK24 Co. Ltd.	67,200	1,167,088
Rakuten Inc.	151,200	1,866,210
Rinnai Corp.	16,800	1,176,334
Sankyo Co. Ltd.	33,600	1,566,733
Sanrio Co. Ltd.	16,800	868,124
Santen Pharmaceutical Co. Ltd.	17,400	808,684
Secom Co. Ltd.	100,800	5,784,070
Seven Bank Ltd.	268,800	882,165
Shimamura Co. Ltd.	16,800	1,719,125
Shizuoka Bank Ltd. (The)	336,000	3,568,384
Suzuken Co. Ltd.	38,800	1,198,227
Taisho Pharmaceutical Holdings Co. Ltd.	16,800	1,123,253
Takeda Pharmaceutical Co. Ltd.	218,400	9,950,038
Tobu Railway Co. Ltd.	663,000	3,344,901
Toho Co. Ltd.	33,600	667,788

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

Tokyo Gas Co. Ltd.	168,000	$873,261
TonenGeneral Sekiyu K.K.	168,000	1,529,063
Tsumura & Co.	16,800	451,699
Unicharm Corp.	38,800	2,016,817
USS Co. Ltd.	15,120	1,893,949
West Japan Railway Co.	117,600	4,866,290
Yamato Holdings Co. Ltd.	235,200	5,067,653
Yamazaki Baking Co. Ltd.	44,000	472,670

		133,090,114
MALAYSIA — 1.32%
Berjaya Sports Toto Bhd	470,433	571,437
Hong Leong Bank Bhd	122,800	527,127
IHH Healthcare Bhd[b]	1,344,000	1,640,746
Malayan Banking Bhd	693,300	2,110,663
Maxis Bhd	1,512,000	3,148,513
Petronas Dagangan Bhd	84,000	710,922
Public Bank Bhd Foreign	672,000	3,510,623
Telekom Malaysia Bhd	655,200	1,079,118

		13,299,149
NEW ZEALAND — 0.15%
Auckland International Airport Ltd.	637,728	1,519,409

		1,519,409
PERU — 0.12%
Compania de Minas Buenaventura SA SP ADR	95,424	1,205,205

		1,205,205
PHILIPPINES — 0.37%
Bank of the Philippine Islands	441,840	911,419
International Container Terminal Services Inc.	411,600	876,727
Philippine Long Distance Telephone Co.	30,240	1,951,361

		3,739,507
SINGAPORE — 1.31%
ComfortDelGro Corp. Ltd.	1,680,000	2,427,727
Oversea-Chinese Banking Corp. Ltd.	336,000	2,602,733
Singapore Airlines Ltd.[a]	336,000	2,492,203
Singapore Press Holdings Ltd.[a]	99,000	304,735
Singapore Telecommunications Ltd.	1,368,000	3,760,861

Security	Shares	Value

StarHub Ltd.	504,000	$1,657,960

		13,246,219
SWITZERLAND — 5.13%
Banque Cantonale Vaudoise Registered	840	449,099
Barry Callebaut AG Registered	1,008	946,486
Givaudan SA Registered[b]	4,536	6,095,676
Lindt & Spruengli AG Registered	67	3,089,876
Nestle SA Registered	173,208	11,341,000
Novartis AG Registered	175,896	12,799,811
Roche Holding AG Genusschein	17,304	4,307,441
Schindler Holding AG Participation Certificates	5,208	716,631
Schindler Holding AG Registered	7,224	975,441
SGS SA Registered	717	1,629,476
Swiss Prime Site AG Registered[b]	36,396	2,666,073
Swisscom AG Registered	14,784	6,684,829

		51,701,839
TAIWAN — 4.04%
Advantech Co. Ltd.	168,000	853,348
Chang Hwa Commercial Bank Ltd.	1,079,408	584,351
China Airlines Ltd.[b]	2,016,000	707,380
China Steel Corp.	6,108,890	5,164,829
Chunghwa Telecom Co. Ltd.	2,520,000	7,966,449
Far EasTone Telecommunications Co. Ltd.	1,060,000	2,681,482
First Financial Holding Co. Ltd.	3,937,096	2,276,120
Hua Nan Financial Holdings Co. Ltd.	3,528,000	1,921,716
Inventec Corp.	1,344,830	1,094,308
Lite-On Technology Corp.	1,350,733	2,288,498
MStar Semiconductor Inc.	40,000	364,918
Synnex Technology International Corp.	840,000	1,323,531
Taiwan Cooperative Financial Holding Co. Ltd.	3,383,678	1,809,181
Taiwan Mobile Co. Ltd.	1,060,000	3,825,628
Taiwan Semiconductor Manufacturing Co. Ltd.	2,352,000	7,899,079

		40,760,818
THAILAND — 0.57%
Advanced Information Service PCL NVDR	305,400	2,276,980

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

Bangkok Bank PCL Foreign	100,800	$566,785
Bangkok Bank PCL NVDR	100,800	560,522
Bangkok Dusit Medical Services PCL NVDR	212,100	849,981
CP All PCL NVDR	1,472,800	1,498,422

		5,752,690
UNITED KINGDOM — 3.87%
AstraZeneca PLC	66,864	3,287,067
Babcock International Group PLC	134,232	2,362,984
British Sky Broadcasting Group PLC	254,520	3,305,255
Capita PLC	115,470	1,703,147
Compass Group PLC	362,880	4,805,064
GlaxoSmithKline PLC	157,416	4,006,906
Pearson PLC	206,304	4,056,165
Randgold Resources Ltd.	7,224	568,239
Reckitt Benckiser Group PLC	42,168	2,860,322
Serco Group PLC	326,163	2,762,366
Shire PLC	62,380	2,293,702
SSE PLC	93,796	2,267,805
Unilever PLC	13,776	524,015
Vodafone Group PLC	856,128	2,731,461
Wm Morrison Supermarkets PLC	317,520	1,425,381

		38,959,879
UNITED STATES — 51.08%
3M Co.	4,032	457,955
Abbott Laboratories	209,160	6,971,303
Actavis Inc.[b]	4,788	647,242
Activision Blizzard Inc.	213,696	3,487,519
Advance Auto Parts Inc.	28,728	2,300,251
Airgas Inc.	6,216	631,856
Alleghany Corp.[b]	8,064	3,121,494
Allergan Inc.	5,778	510,660
Altria Group Inc.	159,768	5,412,940
American Capital Agency Corp.	255,360	5,811,994
AmerisourceBergen Corp.	117,096	6,665,104
Amgen Inc.	33,096	3,605,478
Annaly Capital Management Inc.[a]	609,504	7,112,912
Aon PLC	50,904	3,379,007
Arch Capital Group Ltd.[a,b]	84,168	4,486,996
AT&T Inc.	127,848	4,325,098
Automatic Data Processing Inc.	224,377	15,966,667
AutoZone Inc.[a],b	16,632	6,984,442
Becton, Dickinson and Co.	62,160	6,053,141

Security	Shares	Value

BMC Software Inc.[b]	15,960	$734,160
Bristol-Myers Squibb Co.	266,112	11,094,209
C.H. Robinson Worldwide Inc.	12,264	697,454
C.R. Bard Inc.	50,232	5,770,150
Campbell Soup Co.	122,640	5,295,595
Chevron Corp.	5,506	663,088
Chubb Corp. (The)	79,464	6,609,021
Church & Dwight Co. Inc.	81,834	4,856,848
Clorox Co. (The)	65,636	5,428,097
Coca-Cola Co. (The)	98,784	3,771,573
Colgate-Palmolive Co.	166,656	9,627,717
Consolidated Edison Inc.	186,312	10,476,324
Costco Wholesale Corp.	8,409	940,715
Dollar General Corp.[b]	82,320	4,442,810
Dollar Tree Inc.[b]	55,104	2,903,981
Dominion Resources Inc.	115,920	6,763,932
Duke Energy Corp.	120,792	7,923,955
Ecolab Inc.	63,504	5,801,090
Eli Lilly and Co.	216,888	11,148,043
Everest Re Group Ltd.	32,760	4,486,482
Exxon Mobil Corp.	110,766	9,654,364
Family Dollar Stores Inc.	56,280	4,006,573
Federal Realty Investment Trust	38,808	3,776,406
First Republic Bank	57,960	2,566,469
Forest Laboratories Inc.[b]	109,596	4,661,118
General Mills Inc.	294,840	14,541,509
Genuine Parts Co.	13,104	1,009,139
Health Care REIT Inc.	91,896	5,646,090
Hershey Co. (The)	51,576	4,742,413
Hormel Foods Corp.	91,896	3,807,251
International Business Machines Corp.	31,248	5,695,573
Intuit Inc.	68,376	4,343,927
J.M. Smucker Co. (The)	53,424	5,670,423
Johnson & Johnson	180,699	15,614,201
Kellogg Co.	145,366	8,825,170
Kimberly-Clark Corp.	101,808	9,517,012
Kinder Morgan Inc.	118,944	4,511,546
Kinder Morgan Management LLC[a,b]	67,173	5,363,092
Laboratory Corp. of America Holdings[a,b]	47,880	4,583,074
Marsh & McLennan Companies Inc.	166,824	6,878,153

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2013

Security	Shares	Value

McCormick & Co. Inc. NVS	70,224	$4,750,654
McDonald’s Corp.	154,392	14,568,429
McKesson Corp.	13,866	1,683,471
Microsoft Corp.	194,208	6,486,547
Motorola Solutions Inc.	7,728	432,845
Newmont Mining Corp.	15,456	491,037
NextEra Energy Inc.	12,148	976,213
O’Reilly Automotive Inc.[b]	59,808	7,339,040
PartnerRe Ltd.	34,440	3,001,446
Patterson Companies Inc.	22,449	895,266
Paychex Inc.	206,976	8,005,832
People’s United Financial Inc.	210,672	2,995,756
PepsiCo Inc.	102,816	8,197,520
Perrigo Co.	12,432	1,511,110
PetSmart Inc.	21,000	1,479,030
PG&E Corp.	204,171	8,444,512
Procter & Gamble Co. (The)	124,471	9,695,046
Raytheon Co.	12,108	913,064
Realty Income Corp.[a]	126,243	4,986,598
RenaissanceRe Holdings Ltd.[a]	28,392	2,481,461
Republic Services Inc.	81,696	2,655,937
Reynolds American Inc.	45,720	2,177,644
Ross Stores Inc.	71,400	4,802,364
SAIC Inc.	177,240	2,671,007
SCANA Corp.	12,381	595,774
Sherwin-Williams Co. (The)	4,536	782,006
Southern Co. (The)	341,040	14,194,085
Stericycle Inc.[b]	47,880	5,389,373
Synopsys Inc.[b]	95,256	3,453,983
Target Corp.	107,352	6,796,455
TJX Companies Inc. (The)	179,424	9,459,233
Total System Services Inc.	101,976	2,821,676
Travelers Companies Inc. (The)	54,264	4,335,694
Verisk Analytics Inc. Class Ab	84,336	5,244,012
Verizon Communications Inc.	177,447	8,407,439
W.R. Berkley Corp.	73,416	3,018,866
Wal-Mart Stores Inc.	110,376	8,055,240
Waste Management Inc.	157,479	6,368,451
Wisconsin Energy Corp.	147,840	6,067,354
Xcel Energy Inc.	167,199	4,668,196
Yum! Brands Inc.	10,080	705,802

		514,786,274

TOTAL COMMON STOCKS (Cost: $949,598,719)		998,402,541

Security	Shares	Value

INVESTMENT COMPANIES — 0.25%

INDIA — 0.25%
iShares India 50 ETF[c]	135,154	$2,555,762

		2,555,762

TOTAL INVESTMENT COMPANIES (Cost: $3,031,419)		2,555,762

PREFERRED STOCKS — 0.37%

COLOMBIA — 0.37%
Banco Davivienda SA	60,480	770,756
Grupo Argos SA	78,120	880,998
Grupo Aval Acciones y Valores SA	1,025,808	730,980
Grupo de Inversiones Suramericana SA	64,680	1,301,883

		3,684,617

TOTAL PREFERRED STOCKS (Cost: $3,702,608)		3,684,617

SHORT-TERM INVESTMENTS — 2.75%

MONEY MARKET FUNDS — 2.75%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	24,569,694	24,569,694
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	1,560,157	1,560,157
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,565,484	1,565,484

		27,695,335

TOTAL SHORT-TERM INVESTMENTS (Cost: $27,695,335)		27,695,335

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI ALL COUNTRY WORLD MINIMUM VOLATILITY ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 102.44% (Cost: $984,028,081)	$1,032,338,255
Other Assets, Less Liabilities — (2.44)%	(24,578,655)

NET ASSETS — 100.00%	$1,007,759,600

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS EMEA ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 97.67%

CZECH REPUBLIC — 1.52%
CEZ AS	1,410	$32,500
Komercni Banka AS	125	26,855
Telefonica O2 Czech Republic AS	902	13,441

		72,796
EGYPT — 1.26%
Commercial International Bank (Egypt) SAE SP GDR	6,100	28,975
Orascom Telecom Holding SAE SP GDR[a,b]	10,502	31,338

		60,313
HUNGARY — 1.27%
Magyar Telekom Telecommunications PLC	4,496	6,191
MOL Hungarian Oil and Gas PLC	337	23,852
OTP Bank PLC	1,670	30,948

		60,991
POLAND — 9.73%
Alior Bank SAa	287	8,111
Bank Handlowy w Warszawie SA	270	8,531
Bank Millennium SAa	3,123	6,414
Bank Pekao SA	992	53,311
Bank Zachodni WBK SA	262	25,239
BRE Bank SA	117	15,972
Cyfrowy Polsat SAa	1,577	9,800
ENEA SA	937	4,167
Eurocash SA	623	9,986
Grupa Azoty SA	250	5,637
Grupa Lotos SAa	385	4,529
Jastrzebska Spolka Weglowa SA	306	6,420
Kernel Holding SAa	431	6,310
KGHM Polska Miedz SA	1,116	42,258
Polska Grupa Energetyczna SA	5,577	29,265
Polski Koncern Naftowy Orlen SA	2,366	32,877
Polskie Gornictwo Naftowe i Gazownictwo SA	14,214	27,131
Powszechna Kasa Oszczednosci Bank Polski SAa	7,140	84,483
Powszechny Zaklad Ubezpieczen SA	444	60,057
Synthos SA	4,053	5,545
Tauron Polska Energia SA	7,375	9,749

Security	Shares	Value

Telekomunikacja Polska SA	4,793	$11,325

		467,117
RUSSIA — 32.45%
Federal Grid Co. of Unified Energy System OJSC[a]	2,680,000	8,528
Gazprom OAO	92,940	368,099
INTER RAO UES OJSC[a]	10,700,000	3,801
LSR Group OJSC SP GDR[b]	1,874	7,871
LUKOIL OAO	4,060	234,618
Magnit OJSC SP GDR[b]	2,031	112,720
MegaFon OAO SP GDR	666	22,511
MMC Norilsk Nickel OJSC	392	51,438
Mobile TeleSystems OJSC SP ADR	4,108	86,925
NovaTek OAO SP GDR[b]	729	87,334
Rosneft Oil Co. OJSC	9,310	68,863
Rostelecom OJSC	9,190	27,736
RusHydro OJSC	864,000	14,022
Sberbank of Russia	84,030	222,622
Severstal OAO	1,660	13,752
Sistema JSFC SP GDR[b]	975	21,586
Surgutneftegas OJSC	57,800	45,250
Tatneft OAO Class S	11,240	70,451
TMK OAO SP GDR[b]	445	5,727
Uralkali OJSC	10,150	48,307
VTB Bank OJSC	25,900,000	34,608

		1,556,769
SOUTH AFRICA — 42.11%
African Bank Investments Ltd.	5,542	8,837
African Rainbow Minerals Ltd.	906	16,660
Anglo American Platinum Ltd.[a]	549	21,966
AngloGold Ashanti Ltd.	3,016	41,230
Aspen Pharmacare Holdings Ltd.[a]	2,297	52,931
Assore Ltd.	278	10,641
Barclays Africa Group Ltd.	2,531	33,859
Barloworld Ltd.	1,619	13,874
Bidvest Group Ltd.	2,355	58,129
Discovery Ltd.	2,328	19,238
Exxaro Resources Ltd.	1,020	16,174
FirstRand Ltd.	24,367	71,547
Foschini Group Ltd. (The)	1,732	16,275
Gold Fields Ltd.	5,924	31,185
Growthpoint Properties Ltd.	13,794	31,990
Harmony Gold Mining Co. Ltd.	3,239	12,224
Impala Platinum Holdings Ltd.	4,355	48,266

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS EMEA ETF

August 31, 2013

Security	Shares	Value

Imperial Holdings Ltd.	1,457	$29,625
Investec Ltd.	1,914	12,417
Kumba Iron Ore Ltd.	644	28,298
Liberty Holdings Ltd.	941	10,567
Life Healthcare Group Holdings Ltd.	7,634	26,388
Massmart Holdings Ltd.	959	14,750
Mediclinic International Ltd.	2,913	20,967
MMI Holdings Ltd.	8,126	16,322
Mr. Price Group Ltd.	1,940	23,721
MTN Group Ltd.	13,246	242,971
Nampak Ltd.	4,629	13,560
Naspers Ltd. Class N	3,071	254,403
Nedbank Group Ltd.	1,504	27,686
Netcare Ltd.	7,036	15,953
Northam Platinum Ltd.[a]	2,185	8,897
Pick n Pay Stores Ltd.	2,739	10,241
PPC Ltd.	3,811	11,026
Redefine Properties Ltd.	23,438	20,964
Remgro Ltd.	3,687	67,324
Reunert Ltd.	1,514	10,112
RMB Holdings Ltd.	5,811	22,941
RMI Holdings Ltd.	5,263	13,295
Sanlam Ltd.	13,590	61,083
Sappi Ltd.[a]	4,068	9,720
Sasol Ltd.	4,246	199,771
Shoprite Holdings Ltd.	3,358	52,844
SPAR Group Ltd. (The)	1,465	16,487
Standard Bank Group Ltd.	9,451	105,667
Steinhoff International Holdings Ltd.[a]	10,941	31,367
Tiger Brands Ltd.	1,325	36,585
Truworths International Ltd.	3,659	29,305
Vodacom Group Ltd.	2,777	31,472
Woolworths Holdings Ltd.	5,792	38,578

		2,020,333
TURKEY — 9.33%
Akbank TAS	14,335	47,684
Anadolu Efes Biracilik ve Malt Sanayii AS	1,746	20,173
Arcelik AS	2,046	10,339
BIM Birlesik Magazalar AS	1,718	31,608
Coca-Cola Icecek AS	492	11,538
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	5,202	6,074
Enka Insaat ve Sanayi AS	3,539	8,491

Security	Shares	Value

Eregli Demir ve Celik Fabrikalari TAS	10,638	$11,534
Ford Otomotiv Sanayi AS	648	8,107
Haci Omer Sabanci Holding AS	6,527	27,860
KOC Holding AS	5,065	20,476
Koza Altin Isletmeleri AS	331	5,213
TAV Havalimanlari Holding AS	1,293	7,010
Tofas Turk Otomobil Fabrikasi AS	1,119	5,792
Turk Hava Yollari AO	4,508	13,978
Turk Telekomunikasyon AS	3,678	11,260
Turkcell Iletisim Hizmetleri ASa	5,938	31,172
Turkiye Garanti Bankasi AS	17,981	62,105
Turkiye Halk Bankasi AS	4,957	31,616
Turkiye Is Bankasi AS Class C	11,334	26,580
Turkiye Petrol Rafinerileri AS	1,004	19,309
Turkiye Sise ve Cam Fabrikalari AS	3,787	4,887
Turkiye Vakiflar Bankasi TAO Class D	6,024	11,822
Yapi ve Kredi Bankasi AS	6,662	13,270

		447,898

TOTAL COMMON STOCKS
(Cost: $5,442,294)		4,686,217

PREFERRED STOCKS — 1.60%

RUSSIA — 1.60%
AK Transneft OAO	12	27,565
Sberbank of Russia	6,900	14,503
Surgutneftegas OJSC	51,400	34,727

		76,795

TOTAL PREFERRED STOCKS
(Cost: $75,457)		76,795

SHORT-TERM INVESTMENTS — 0.63%

MONEY MARKET FUNDS — 0.63%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	30,176	30,176

		30,176

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,176)		30,176

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS EMEA ETF

August 31, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 99.90%
(Cost: $5,547,927)	$4,793,188
Other Assets, Less Liabilities — 0.10%	4,869

NET ASSETS — 100.00%	$4,798,057

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.76%

ARGENTINA — 4.18%
Banco Macro SA SP ADR[a]	102,114	$1,886,046
BBVA Banco Frances SA SP ADR[a]	119,784	583,348
IRSA Inversiones y Representaciones SA SP ADR	55,800	469,836
Petrobras Argentina SA Class B SP ADR	192,324	873,151
Telecom Argentina SA SP ADR[a]	230,268	4,335,946
YPF SA SP ADR	210,924	3,560,397

		11,708,724
BANGLADESH — 1.70%
GrameenPhone Ltd.	409,200	1,123,108
Islami Bank Bangladesh Ltd.	2,083,292	997,214
Prime Bank Ltd.	1,348,575	369,615
Square Pharmaceuticals Ltd.	713,205	1,559,204
Titas Gas Transmission & Distribution Co. Ltd.	651,400	714,977

		4,764,118
ESTONIA — 0.34%
Tallink Group AS	764,274	947,306

		947,306
JORDAN — 0.72%
Arab Bank PLC	159,030	1,539,508
Jordan Phosphate Mines Co.	27,900	304,392
Jordan Telecommunications Co. PSC	42,594	178,779

		2,022,679
KAZAKHSTAN — 3.48%
Halyk Savings Bank of Kazakhstan JSC SP GDR	190,092	1,463,708
KazMunaiGaz Exploration Production JSC SP GDR	438,960	6,070,817
KCell JSC SP GDR	138,198	2,211,168

		9,745,693
KENYA — 3.95%
Co-operative Bank of Kenya Ltd. (The)	3,556,506	651,992
East African Breweries Ltd.	985,842	3,197,934
Equity Bank Ltd.	5,170,800	1,934,252
Kenya Commercial Bank Ltd.	5,821,860	2,792,897

Security	Shares	Value
Safaricom Ltd.	28,253,400	$2,484,879

		11,061,954

KUWAIT — 26.13%
Agility Public Warehousing Co. KSC	1,941,000	4,758,186
Boubyan Bank KSC[a]	931,250	2,054,588
Boubyan Petrochemicals Co.	930,000	2,084,398
Burgan Bank SAK	1,282,500	2,470,233
Gulf Bank KSC[a]	3,721,500	5,082,770
Kuwait Finance House	4,942,000	12,287,936
Kuwait International Bank	1,870,000	2,030,117
Kuwait Projects Co. Holding KSC	1,872,500	3,541,061
Mabanee Co. SAKC	600,500	2,355,314
Mobile Telecommunications Co. KSC	6,510,000	15,502,714
National Bank of Kuwait	5,815,500	18,533,024
National Industries Group Holding[a]	2,840,000	2,486,430

		73,186,771
MAURITIUS — 0.96%
Mauritius Commercial Bank	267,468	1,672,756
State Bank of Mauritius Ltd.	29,707,362	1,008,168

		2,680,924
NIGERIA — 12.09%
Access Bank PLC	32,170,746	2,126,991
Afriland Properties PLC[a]	7,291	98
FBN Holdings PLC	45,460,260	4,452,796
Guaranty Trust Bank PLC	40,371,300	6,062,491
Guinness Nigeria PLC	1,655,958	2,585,058
Lafarge Cement WAPCO Nigeria PLC	2,631,714	1,498,313
Nigerian Breweries PLC	9,381,199	9,475,959
Union Bank of Nigeria PLC[a]	5,813,988	366,600
United Bank for Africa PLC	45,184,794	2,027,576
Zenith Bank PLC	43,662,198	5,268,331

		33,864,213
OMAN — 3.96%
Ahli Bank SAOG	1,077,684	587,828
BankMuscat SAOG	2,185,872	3,457,652
HSBC Bank Oman SAOG	2,438,274	1,171,638
National Bank of Oman SAOG	617,706	486,143
Oman Cement Co. SAOG	423,150	862,786
Oman Telecommunications Co. SAOG	610,824	2,652,721

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2013

Security	Shares	Value
Omani Qatari Telecommunications Co. SAOG	710,706	$958,069

Raysut Cement Co.	181,164	920,407

		11,097,244
PAKISTAN — 4.83%
Engro Corp. Ltd.[a]	465,000	629,673
Fauji Fertilizer Co. Ltd.	1,599,650	1,651,247
Hub Power Co. Ltd. (The)	1,209,030	821,719
MCB Bank Ltd.	1,171,879	2,905,807
National Bank of Pakistan	1,581,126	715,653
Oil & Gas Development Co. Ltd.	1,729,800	4,173,672
Pakistan Oilfields Ltd.	186,000	854,767
Pakistan Petroleum Ltd.	372,375	844,615
United Bank Ltd.	744,067	943,757

		13,540,910
QATAR — 18.86%
Al Khalij Commercial Bank	235,290	1,194,687
Barwa Real Estate Co.	257,610	1,733,175
Commercial Bank of Qatar QSC (The)	131,316	2,466,536
Doha Bank QSC	171,864	2,534,387
Industries Qatar QSC	189,534	7,989,309
Masraf Al Rayan QSC	959,760	7,616,829
Ooredoo QSC	212,040	8,093,685
Qatar Electricity & Water Co. QSC	65,286	2,832,637
Qatar Gas Transport Co. Ltd.	350,982	1,859,220
Qatar Islamic Bank SAQ	134,292	2,574,064
Qatar National Bank SAQ	219,294	10,086,844
Qatar Navigation QSC	73,842	1,581,655
Vodafone Qatar QSC[a]	910,284	2,254,744

		52,817,772
ROMANIA — 1.15%
Banca Transilvania[a]	3,570,456	1,529,672
BRD-Groupe Societe Generale SAa	232,872	588,909
OMV Petrom SA	8,556,000	1,107,318

		3,225,899
SLOVENIA — 0.11%
Telekom Slovenije DD	2,046	299,462

		299,462
SRI LANKA — 1.31%
Commercial Bank of Ceylon PLC	1,339,944	1,163,503

Security	Shares	Value
John Keells Holdings PLC	1,542,684	$2,493,367

		3,656,870

UNITED ARAB EMIRATES — 14.24%
Abu Dhabi Commercial Bank PJSC	2,907,366	3,878,546
Arabtec Holding Co.[a]	4,067,262	2,524,702
Dana Gas PJSC[a]	8,778,828	1,362,337
DP World Ltd.	435,240	6,746,220
Dubai Financial Market PJSC[a]	5,290,584	2,592,682
Dubai Islamic Bank PJSC	1,518,132	1,380,477
Emaar Properties PJSC	7,949,268	12,444,233
First Gulf Bank PJSC	864,342	3,776,886
National Bank of Abu Dhabi PJSC	1,463,820	5,180,888

		39,886,971
VIETNAM — 1.75%
Bank for Foreign Trade of Vietnam JSC	487,320	568,981
HAGL JSC[a]	768,180	737,133
Masan Group Corp.[a]	221,340	857,948
Petrovietnam Fertilizer & Chemicals JSC	394,320	747,447
Saigon Thuong Tin Commercial JSB	504,066	402,681
Vingroup JSC[a]	539,408	1,593,618

		4,907,808

TOTAL COMMON STOCKS
(Cost: $280,839,035)		279,415,318

CONVERTIBLE BONDS — 0.01%

OMAN — 0.01%
BankMuscat SAOG
4.50%, 03/20/16	78,360	21,574

		21,574

TOTAL CONVERTIBLE BONDS
(Cost: $20,557)		21,574

SHORT-TERM INVESTMENTS — 0.92%

MONEY MARKET FUNDS — 0.92%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	2,574,884	2,574,884

		2,574,884

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2013

Security	Shares	Value
TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,574,884)		$2,574,884

TOTAL INVESTMENTS IN SECURITIES — 100.69%
(Cost: $283,434,476)		282,011,776
Other Assets, Less Liabilities — (0.69)%		(1,928,217)

NET ASSETS — 100.00%		$280,083,559

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.37%

AUSTRALIA — 3.37%
AGL Energy Ltd.	560	$7,856
ALS Ltd.	436	3,573
Amcor Ltd.	1,264	11,742
AMP Ltd.	2,404	10,149
APA Group	980	5,228
Asciano Ltd.	1,192	5,913
ASX Ltd.	243	7,672
Aurizon Holdings Ltd.	1,948	7,894
Australia and New Zealand Banking Group Ltd.	2,188	57,858
Bendigo and Adelaide Bank Ltd.	488	4,394
BHP Billiton Ltd.	2,784	88,645
Brambles Ltd.	1,492	11,694
CFS Retail Property Trust Group	3,288	5,915
Coca-Cola Amatil Ltd.	616	6,737
Cochlear Ltd.	60	3,065
Commonwealth Bank of Australia	1,300	84,337
Computershare Ltd.	496	4,263
Crown Ltd.	572	7,443
CSL Ltd.	448	27,129
Dexus Property Group	7,524	6,902
Echo Entertainment Group Ltd.	1,020	2,453
Fortescue Metals Group Ltd.	1,308	5,044
Goodman Group	2,040	8,412
GPT Group	2,392	7,563
Iluka Resources Ltd.	464	4,443
Incitec Pivot Ltd.	1,768	4,078
Insurance Australia Group Ltd.	1,948	10,098
James Hardie Industries SE	616	5,382
Lend Lease Group	844	7,201
Macquarie Group Ltd.	304	11,875
Mirvac Group	5,424	7,947
National Australia Bank Ltd.	1,940	56,069
Newcrest Mining Ltd.	860	10,157
Orica Ltd.	380	6,346
Origin Energy Ltd.	1,000	11,801
QBE Insurance Group Ltd.	1,032	13,971
Ramsay Health Care Ltd.	164	5,456
Rio Tinto Ltd.	392	20,355
Santos Ltd.	876	11,641
Sonic Healthcare Ltd.	424	5,834
SP AusNet	936	963

Security	Shares	Value

Stockland Corp. Ltd.	2,568	$8,531
Suncorp Group Ltd.	1,084	11,904
Tatts Group Ltd.	1,976	5,649
Telstra Corp. Ltd.	3,476	15,170
Toll Holdings Ltd.	604	2,937
Transurban Group	1,392	8,369
Wesfarmers Ltd.	912	33,027
Westfield Group	2,116	20,882
Westfield Retail Trust	3,684	9,581
Westpac Banking Corp.	2,568	71,795
Woodside Petroleum Ltd.	572	19,451
Woolworths Ltd.	1,108	35,201
WorleyParsons Ltd.	208	4,077

		832,072
AUSTRIA — 0.15%
Andritz AG	116	6,379
Erste Group Bank AG	328	10,490
IMMOFINANZ AGa	2,032	7,995
OMV AG	188	8,659
Telekom Austria AG	404	2,898

		36,421
BELGIUM — 0.46%
Ageas	240	9,424
Anheuser-Busch InBev NV	688	63,848
Belgacom SA	96	2,291
Colruyt SA	84	4,639
Groupe Bruxelles Lambert SA	52	4,135
KBC Groep NV	256	11,234
Solvay SA	56	7,783
UCB SA	84	4,874
Umicore SA	108	4,986

		113,214
CANADA — 4.26%
Agnico-Eagle Mines Ltd.	192	5,779
Agrium Inc.	140	11,958
Alimentation Couche-Tard Inc. Class B	140	8,061
ARC Resources Ltd.	284	6,790
Athabasca Oil Corp.[a]	400	2,859
Bank of Montreal	512	32,087
Bank of Nova Scotia	928	51,463
Barrick Gold Corp.	896	17,081
Baytex Energy Corp.	132	5,212
BCE Inc.	172	7,042
Blackberry Ltd.[a,b]	428	4,317

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Bombardier Inc. Class B	1,592	$7,229
Brookfield Asset Management Inc. Class A	748	25,832
Brookfield Office Properties Inc.	404	6,453
Cameco Corp.	384	7,299
Canadian Imperial Bank of Commerce	316	24,641
Canadian National Railway Co.	376	35,208
Canadian Natural Resources Ltd.	960	29,249
Canadian Oil Sands Ltd.	456	8,736
Canadian Pacific Railway Ltd.	184	21,606
Canadian Tire Corp. Ltd. Class A NVS	76	6,418
Canadian Utilities Ltd. Class A	128	4,146
Catamaran Corp.[a]	196	10,717
Cenovus Energy Inc.	672	19,226
CGI Group Inc. Class Aa	240	7,951
CI Financial Corp.	216	6,563
Crescent Point Energy Corp.	316	11,509
Eldorado Gold Corp.	640	5,442
Enbridge Inc.	652	26,694
Encana Corp.	684	11,665
Finning International Inc.	212	4,204
First Quantum Minerals Ltd.	460	7,627
Fortis Inc.	212	6,099
Franco-Nevada Corp.	180	8,182
George Weston Ltd.	68	5,366
Gildan Activewear Inc.	116	5,089
Goldcorp Inc.	776	22,878
Great-West Lifeco Inc.	188	5,302
Husky Energy Inc.	312	8,808
IGM Financial Inc.	116	5,197
Imperial Oil Ltd.	264	11,006
Intact Financial Corp.	112	6,473
Kinross Gold Corp.	1,024	5,640
Loblaw Companies Ltd.[b]	136	5,798
Magna International Inc. Class A	172	13,200
Manulife Financial Corp.	1,540	25,212
MEG Energy Corp.[a]	144	4,653
Metro Inc. Class A	128	8,183
National Bank of Canada	128	9,900
New Gold Inc.[a]	492	3,311
Onex Corp.	112	5,318
Open Text Corp.	60	4,118
Pacific Rubiales Energy Corp.	292	5,517
Pembina Pipeline Corp.	284	8,798

Security	Shares	Value

Pengrowth Energy Corp.	748	$4,127
Penn West Petroleum Ltd.	464	5,225
Potash Corp. of Saskatchewan Inc.	748	22,088
Power Corp. of Canada	272	7,449
Power Financial Corp.	144	4,327
RioCan Real Estate Investment Trust	268	5,983
Rogers Communications Inc. Class B	320	12,616
Royal Bank of Canada	1,180	72,596
Saputo Inc.	144	6,383
Shaw Communications Inc. Class B	364	8,758
Shoppers Drug Mart Corp.	232	12,962
Silver Wheaton Corp.	412	10,873
SNC-Lavalin Group Inc.	164	6,152
Sun Life Financial Inc.	500	15,219
Suncor Energy Inc.	1,340	45,094
Talisman Energy Inc.	916	9,769
Teck Resources Ltd. Class B	524	13,173
TELUS Corp. NVS	64	1,961
Thomson Reuters Corp.	304	9,948
Tim Hortons Inc.	176	9,610
Toronto-Dominion Bank (The)	740	62,867
Tourmaline Oil Corp.[a]	148	5,710
TransAlta Corp.	300	3,851
TransCanada Corp.	592	25,764
Turquoise Hill Resources Ltd.[a]	556	2,888
Valeant Pharmaceuticals International Inc.[a]	280	27,498
Vermilion Energy Inc.	120	6,437
Yamana Gold Inc.	716	8,172

		1,052,612
DENMARK — 0.51%
Carlsberg A/S Class B	120	11,613
Coloplast A/S Class B	220	11,919
Danske Bank A/Sa	692	13,822
DSV A/S	336	8,796
Novo Nordisk A/S Class B	368	61,340
Novozymes A/S Class B	360	13,090
William Demant Holding A/Sa	76	6,502

		127,082
FINLAND — 0.32%
Elisa OYJ	156	3,273
Fortum OYJ	388	7,705
Kone OYJ Class B	156	12,733
Metso OYJ	144	5,527

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Nokia OYJ[a,b]	3,260	$12,578
Nokian Renkaat OYJ	92	4,288
Sampo OYJ Class A	336	13,961
Stora Enso OYJ Class R	648	4,994
UPM-Kymmene OYJ	532	6,408
Wartsila OYJ Abp	176	8,199

		79,666
FRANCE — 4.01%
Accor SA	160	6,035
ALSTOM	208	7,302
ArcelorMittal	988	12,654
Arkema SA	64	6,453
Atos SA	68	5,039
AXA SA	1,484	32,258
BNP Paribas SA	880	55,019
Bouygues SA	184	5,742
Bureau Veritas SA	256	7,717
Cap Gemini SA	148	8,087
Carrefour SA	548	17,115
Casino Guichard-Perrachon SA	64	6,043
Christian Dior SA	44	7,522
Compagnie de Saint-Gobain	360	16,776
Compagnie Generale de Geophysique-Veritas[a]	144	3,410
Compagnie Generale des Etablissements Michelin Class B	140	13,364
Credit Agricole SAa	904	9,113
Danone SA	504	37,442
Dassault Systemes SA	64	8,156
Edenred SA	176	5,259
Electricite de France SA	196	5,479
Essilor International SA	180	19,389
European Aeronautic Defence and Space Co. NV	492	28,289
Eutelsat Communications SA	152	4,538
GDF Suez	1,204	26,037
Gemalto NVb	76	8,726
Groupe Eurotunnel SA Registered	636	4,715
Iliad SA	24	5,744
Kering SA	64	14,422
Klepierre	156	6,173
L’Air Liquide SA	268	35,165
L’Oreal SA	208	34,626
Lafarge SA	188	11,453

Security	Shares	Value

Lagardere SCA	120	$3,645
Legrand SA	252	12,752
LVMH Moet Hennessy Louis Vuitton SA	212	37,054
Orange	1,672	16,923
Pernod Ricard SA	192	22,239
Publicis Groupe SA	168	12,476
Renault SA	144	10,269
Safran SA	228	12,631
Sanofi	1,036	99,300
Schneider Electric SA	464	35,425
SCOR SE	176	5,494
SES SA Class A FDR	236	6,918
Societe BIC SA	40	4,588
Societe Generale	604	26,374
Sodexo	100	8,804
STMicroelectronics NV	628	5,003
Suez Environnement SA	284	4,222
Technip SA	92	10,675
Thales SA	124	6,096
Total SA	1,796	99,263
Unibail-Rodamco SE	96	21,532
Vallourec SA	100	5,985
Veolia Environnement	316	4,856
Vinci SA	412	21,225
Vivendi SA	1,092	22,095

		991,106
GERMANY — 3.38%
Adidas AG	196	20,676
Allianz SE Registered	396	56,603
BASF SE	808	70,457
Bayer AG Registered	716	79,344
Bayerische Motoren Werke AG	280	26,321
Beiersdorf AG	108	9,285
Brenntag AG	72	10,918
Commerzbank AGa	1,004	11,645
Continental AG	92	13,854
Daimler AG Registered	820	56,139
Deutsche Bank AG Registered	888	38,359
Deutsche Boerse AG	188	13,151
Deutsche Post AG Registered	916	26,403
Deutsche Telekom AG Registered	2,420	30,927
E.ON SE	1,596	25,212
Fresenius Medical Care AG & Co. KgaA	200	12,971

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Fresenius SE & Co. KgaA	120	$14,405
GEA Group AG	244	9,842
Hannover Rueck SE Registered	80	5,569
HeidelbergCement AG	160	11,087
Henkel AG & Co. KgaA	128	10,382
Infineon Technologies AG	1,080	9,769
Kabel Deutschland Holding AG	104	11,780
Lanxess AG	96	6,173
Linde AG	176	33,767
MAN SE	52	5,935
Merck KgaA	60	9,094
METRO AG	148	5,421
Muenchener Rueckversicherungs-Gesellschaft AG Registered	168	30,548
Osram Licht AGa	72	2,876
QIAGEN NVa	292	5,852
RWE AG	472	12,942
SAP AG	812	59,884
Siemens AG Registered	728	76,882
ThyssenKrupp AGa	388	8,137
Volkswagen AG	16	3,549

		836,159
GREECE — 0.01%
OPAP SA	258	2,551

		2,551
HONG KONG — 1.26%
AIA Group Ltd.	14,400	63,231
Bank of East Asia Ltd. (The)	4,000	15,475
BOC Hong Kong (Holdings) Ltd.	6,000	18,918
CLP Holdings Ltd.	4,000	31,982
Hang Seng Bank Ltd.	2,000	31,079
Hong Kong and China Gas Co. Ltd. (The)	13,240	30,597
Hong Kong Exchanges and Clearing Ltd.	1,000	15,346
Li & Fung Ltd.[b]	8,000	11,761
Link REIT (The)	4,000	18,338
Michael Kors Holdings Ltd.[a]	172	12,744
MTR Corp. Ltd.	6,000	22,632
New World Development Co. Ltd.	8,000	11,225
Sands China Ltd.	3,200	18,405
Wynn Macau Ltd.	3,200	9,677

		311,410

Security	Shares	Value

IRELAND — 0.13%
CRH PLC	680	$14,355
Elan Corp. PLC[a]	480	7,244
Kerry Group PLC Class A	176	11,077

		32,676
ISRAEL — 0.17%
Bank Hapoalim BM	2,000	9,305
Teva Pharmaceutical Industries Ltd.	816	31,537

		40,842
ITALY — 0.84%
Assicurazioni Generali SpA	1,024	19,579
Atlantia SpA	328	5,908
Banca Monte dei Paschi di Siena SpA[a,b]	12,344	3,558
Enel Green Power SpA	1,936	4,077
Enel SpA	5,720	18,871
Eni SpA	2,176	49,581
Fiat Industrial SpA	828	9,897
Fiat SpA[a]	700	5,270
Intesa Sanpaolo SpA	10,616	20,787
Luxottica Group SpA	196	10,196
Saipem SpA	232	5,152
Snam SpA	1,620	7,562
Telecom Italia SpA	8,316	5,806
Telecom Italia SpA RNC	4,604	2,552
Tenaris SA	412	9,078
Terna SpA	1,464	6,239
UniCredit SpA	3,952	22,293

		206,406
JAPAN — 8.72%
AEON Co. Ltd.	1,200	16,438
Asahi Group Holdings Ltd.	800	19,928
Astellas Pharma Inc.	800	41,013
Bridgestone Corp.	800	26,336
Canon Inc.	1,200	36,056
Chubu Electric Power Co. Inc.	800	10,013
Chugai Pharmaceutical Co. Ltd.	800	16,454
Chugoku Electric Power Co. Inc. (The)	800	11,081
Dai-ichi Life Insurance Co. Ltd. (The)	12	16,120
Daiichi Sankyo Co. Ltd.	1,200	20,682
Daiwa Securities Group Inc.	2,000	16,226
Denso Corp.	800	36,692
East Japan Railway Co.	400	30,739

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

FANUC Corp.	200	$30,597
FUJIFILM Holdings Corp.	800	17,530
Hakuhodo DY Holdings Inc.	160	10,926
Hitachi Ltd.	4,000	24,176
Honda Motor Co. Ltd.	2,000	72,262
Hoya Corp.	800	17,082
Isetan Mitsukoshi Holdings Ltd.	800	10,420
ITOCHU Corp.	2,400	27,250
Japan Retail Fund Investment Corp.	8	14,726
Japan Tobacco Inc.	1,200	40,789
JFE Holdings Inc.	800	17,759
JTEKT Corp.	800	10,494
JX Holdings Inc.	4,000	21,200
Kansai Electric Power Co. Inc. (The)[a]	800	8,993
Kao Corp.	800	23,401
KDDI Corp.	800	38,282
Kobe Steel Ltd.[a]	8,000	12,801
Komatsu Ltd.	1,200	26,357
Kuraray Co. Ltd.	800	8,896
Kyushu Electric Power Co. Inc.[a]	400	5,206
Marui Group Co. Ltd.	800	7,501
Mazda Motor Corp.[a]	4,000	16,104
Mitsubishi Chemical Holdings Corp.	2,000	9,458
Mitsubishi Corp.	2,000	37,548
Mitsubishi Electric Corp.	2,000	19,997
Mitsubishi Estate Co. Ltd.	1,000	26,092
Mitsubishi Heavy Industries Ltd.	4,000	21,974
Mitsubishi Motors Corp.[a]	800	8,439
Mitsubishi UFJ Financial Group Inc.	14,400	84,537
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,800	12,728
Mitsui & Co. Ltd.	2,800	39,068
Mizuho Financial Group Inc.	32,000	65,230
MS&AD Insurance Group Holdings Inc.	800	20,262
Murata Manufacturing Co. Ltd.	200	13,759
NEC Corp.	4,000	8,521
Nikon Corp.	400	6,768
Nippon Steel & Sumitomo Metal Corp.	8,470	24,172
Nippon Telegraph and Telephone Corp.	800	40,728
Nissan Motor Co. Ltd.	3,600	35,848
NKSJ Holdings Inc.	800	19,618
Nomura Holdings Inc.	4,400	30,764
NTT DOCOMO Inc.	24	38,526
Olympus Corp.[a]	400	11,570

Security	Shares	Value

Omron Corp.	400	$12,557
ORIX Corp.	1,600	22,080
Otsuka Holdings Co. Ltd.	800	24,828
Panasonic Corp.[a]	2,800	25,513
Rakuten Inc.	1,200	14,811
Resona Holdings Inc.	4,000	19,120
Seven & I Holdings Co. Ltd.	800	27,600
Seven Bank Ltd.	4,400	14,440
Shin-Etsu Chemical Co. Ltd.	800	48,351
Shionogi & Co. Ltd.	800	15,655
Shiseido Co. Ltd.	800	12,720
SoftBank Corp.	800	50,471
Sojitz Corp.	4,400	7,893
Sony Corp.	1,200	24,119
Sumitomo Corp.	1,600	20,319
Sumitomo Electric Industries Ltd.	1,600	21,607
Sumitomo Mitsui Financial Group Inc.	1,600	70,937
Sumitomo Mitsui Trust Holdings Inc.	4,000	17,449
Suzuki Motor Corp.	800	17,221
T&D Holdings Inc.	800	9,752
Takeda Pharmaceutical Co. Ltd.	1,200	54,670
Tohoku Electric Power Co. Inc.[a]	800	8,798
Tokio Marine Holdings Inc.	800	24,746
Tokyo Electric Power Co. Inc.[a]	1,600	8,154
Toshiba Corp.	4,000	15,940
Toyota Motor Corp.	2,800	169,515
USS Co. Ltd.	80	10,021
Yahoo! Japan Corp.	32	15,883
Yamada Denki Co. Ltd.	200	6,339
Yamato Holdings Co. Ltd.	800	17,237
Yokogawa Electric Corp.	800	10,102

		2,154,985
NETHERLANDS — 1.05%
AEGON NV	1,408	10,018
Akzo Nobel NV	216	12,673
ASML Holding NV	296	25,881
Corio NV	100	3,917
D.E Master Blenders 1753 NVa	552	8,996
Fugro NV CVA	64	3,924
Heineken Holding NV	96	5,780
Heineken NV	196	13,426
ING Groep NV CVA[a]	3,260	35,313
Koninklijke Ahold NV	904	14,370
Koninklijke DSM NV	133	9,788

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Koninklijke KPN NVa	2,406	$7,011
Koninklijke Philips Electronics NV	924	28,498
Randstad Holding NV	120	5,561
Reed Elsevier NV	568	10,235
Royal Vopak NV	72	4,030
TNT Express NV	329	2,894
Unilever NV CVA	1,360	50,974
Wolters Kluwer NV	264	6,221

		259,510
NEW ZEALAND — 0.04%
Fletcher Building Ltd.	976	6,614
Telecom Corp. of New Zealand Ltd.	2,444	4,301

		10,915
NORWAY — 0.34%
DNB ASA	780	12,091
Norsk Hydro ASA	1,132	4,551
Orkla ASA	1,012	7,292
Seadrill Ltd.	312	14,377
Statoil ASA	924	20,264
Subsea 7 SA	280	5,734
Telenor ASA	612	12,702
Yara International ASA	180	7,108

		84,119
PORTUGAL — 0.08%
Energias de Portugal SA	2,032	7,165
Galp Energia SGPS SA Class B	308	5,172
Jeronimo Martins SGPS SA	272	5,269
Portugal Telecom SGPS SA Registered[b]	668	2,516

		20,122
SINGAPORE — 0.55%
Ascendas REIT	8,000	13,660
CapitaLand Ltd.	4,000	9,556
CapitaMall Trust Management Ltd.	12,000	17,482
Genting Singapore PLC	16,000	16,479
Global Logistic Properties Ltd.	8,000	16,918
Golden Agri-Resources Ltd.	20,000	8,772
Hutchison Port Holdings Trust	16,000	11,840
Noble Group Ltd.	12,000	7,613
Singapore Telecommunications Ltd.	12,000	32,990

		135,310
SPAIN — 1.24%
Abertis Infraestructuras SA	320	5,637

Security	Shares	Value

Acciona SA	32	$1,634
Actividades de Construcciones y Servicios SA	126	3,540
Amadeus IT Holding SA Class A	316	10,184
Banco Bilbao Vizcaya Argentaria SA	4,796	45,659
Banco de Sabadell SA	3,320	7,635
Banco Santander SA	9,548	67,231
CaixaBank SA	1,308	4,846
Distribuidora Internacional de Alimentacion SA	764	6,024
Enagas SA	236	5,346
Ferrovial SA	440	7,281
Gas Natural SDG SA	324	6,332
Grifols SA	200	8,014
Iberdrola SA	4,092	21,648
Industria de Diseno Textil SA	184	24,299
International Consolidated Airlines Group SAa	2,160	9,567
Red Electrica Corporacion SA	112	5,796
Repsol SA	751	17,384
Telefonica SAa	3,416	46,282
Zardoya Otis SA	168	2,470
Zardoya Otis SA New	6	88

		306,897
SWEDEN — 1.33%
Alfa Laval AB	372	8,025
Assa Abloy AB Class B	368	15,644
Atlas Copco AB Class A	524	14,138
Atlas Copco AB Class B	448	10,980
Boliden AB	412	6,005
Electrolux AB Class B	228	6,021
Elekta AB Class B	392	6,159
Getinge AB Class B	204	7,013
Hennes & Mauritz AB Class B	800	29,346
Hexagon AB Class B	232	6,651
Investment AB Kinnevik Class B	256	7,983
Investor AB Class B	492	14,156
Lundin Petroleum ABa	208	4,453
Millicom International Cellular SA SDR	56	4,539
Nordea Bank AB	1,972	22,919
Sandvik AB	944	12,607
Scania AB Class B	332	6,627
Skandinaviska Enskilda Banken AB Class A	1,136	11,646

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Skanska AB Class B	448	$8,011
SKF AB Class B	400	10,575
Svenska Cellulosa AB Class B	488	11,902
Svenska Handelsbanken AB Class A	380	16,280
Swedbank AB Class A	676	15,275
Swedish Match AB	212	7,390
Tele2 AB Class B	272	3,413
Telefonaktiebolaget LM Ericsson Class B	2,628	30,840
TeliaSonera AB	1,580	11,296
Volvo AB Class B	1,276	18,357

		328,251
SWITZERLAND — 3.85%
ABB Ltd. Registered[a]	1,996	42,600
Actelion Ltd. Registered[a]	116	7,869
Adecco SA Registered[a]	144	9,050
Aryzta AGa	140	8,919
Baloise Holding AG Registered	76	8,029
Compagnie Financiere Richemont SA Class A Bearer	456	43,233
Credit Suisse Group AG Registered	1,360	39,120
Geberit AG Registered	48	11,655
Givaudan SA Registered[a]	16	21,501
Holcim Ltd. Registered[a]	236	15,984
Julius Baer Group Ltd.[a]	236	10,378
Kuehne & Nagel International AG Registered	60	7,458
Nestle SA Registered	2,780	182,024
Novartis AG Registered	1,932	140,590
Partners Group Holding AG	32	8,185
Roche Holding AG Genusschein	592	147,365
Schindler Holding AG Participation Certificates	48	6,605
Schindler Holding AG Registered	36	4,861
SGS SA Registered	8	18,181
Sonova Holding AG Registered[a]	52	5,744
Sulzer AG Registered	36	5,239
Swatch Group AG (The) Bearer	32	18,396
Swiss Life Holding AG Registered[a]	36	6,730
Swiss Prime Site AG Registered[a]	124	9,083
Swiss Re AGa	288	22,054
Swisscom AG Registered	20	9,043
Syngenta AG Registered	88	34,430
Transocean Ltd.	304	13,782

Security	Shares	Value

UBS AG Registered[a]	3,164	$61,149
Zurich Insurance Group AGa	124	30,801

		950,058
UNITED KINGDOM — 9.05%
3i Group PLC	1,196	6,633
Aberdeen Asset Management PLC	1,068	5,819
Admiral Group PLC	188	3,667
Aggreko PLC	272	6,846
AMEC PLC	316	5,079
Anglo American PLC	1,200	27,445
Antofagasta PLC	396	5,238
ARM Holdings PLC	1,272	17,217
Associated British Foods PLC	372	10,617
AstraZeneca PLC	976	47,981
Aviva PLC	2,336	13,977
Babcock International Group PLC	440	7,746
BAE Systems PLC	2,980	20,057
Barclays PLC	9,928	43,516
BG Group PLC	2,924	55,499
BHP Billiton PLC	1,832	53,221
BP PLC	16,052	110,795
British American Tobacco PLC	1,656	83,382
British Land Co. PLC	1,076	9,288
British Sky Broadcasting Group PLC	876	11,376
BT Group PLC	6,500	32,708
Bunzl PLC	436	9,179
Burberry Group PLC	396	9,397
Capita PLC	612	9,027
Carnival PLC	184	6,865
Centrica PLC	4,400	26,266
Cobham PLC	1,404	6,183
Coca-Cola HBC AGa	104	2,867
Coca-Cola HBC AG SP ADR	52	1,428
Compass Group PLC	1,724	22,828
Croda International PLC	156	6,272
Diageo PLC	2,152	65,713
Experian PLC	944	16,501
Fresnillo PLC	172	3,467
G4S PLC	1,380	5,550
GKN PLC	1,140	5,784
GlaxoSmithKline PLC	4,080	103,853
Glencore Xstrata PLC	8,924	42,132
Hammerson PLC	1,100	8,227
HSBC Holdings PLC	16,076	168,108

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

ICAP PLC	640	$3,637
IMI PLC	384	8,524
Imperial Tobacco Group PLC	852	28,099
Inmarsat PLC	452	4,859
InterContinental Hotels Group PLC	304	8,479
Intertek Group PLC	172	8,520
Intu Properties PLC	932	4,410
Invensys PLC	678	5,128
Investec PLC	644	4,094
ITV PLC	3,660	9,319
J Sainsbury PLC	1,348	8,020
Johnson Matthey PLC	220	9,668
Kingfisher PLC	2,064	12,292
Land Securities Group PLC	904	12,348
Legal & General Group PLC	5,012	14,483
Lloyds Banking Group PLC[a]	39,028	43,800
London Stock Exchange Group PLC	208	5,019
Marks & Spencer Group PLC	1,364	9,953
Meggitt PLC	1,040	8,470
National Grid PLC	2,928	33,630
Next PLC	148	11,204
Old Mutual PLC	3,956	11,076
Pearson PLC	688	13,527
Petrofac Ltd.	244	5,228
Prudential PLC	2,108	35,152
Randgold Resources Ltd.	80	6,293
Reckitt Benckiser Group PLC	524	35,544
Reed Elsevier PLC	1,088	13,321
Resolution Ltd.	976	4,812
Rexam PLC	904	6,823
Rio Tinto PLC	1,156	52,091
Rolls-Royce Holdings PLC[a]	1,704	29,311
Royal Bank of Scotland Group PLC[a]	1,840	9,498
Royal Dutch Shell PLC Class A	3,284	106,046
Royal Dutch Shell PLC Class B	2,304	77,447
RSA Insurance Group PLC	2,616	4,799
SABMiller PLC	824	39,183
Sage Group PLC (The)	1,266	6,739
SEGRO PLC	1,300	5,872
Serco Group PLC	608	5,149
Severn Trent PLC	224	5,849
Shire PLC	468	17,208
Smith & Nephew PLC	836	9,699
Smiths Group PLC	432	8,567

Security	Shares	Value

SSE PLC	808	$19,536
Standard Chartered PLC	1,992	44,403
Standard Life PLC	1,984	10,165
Tate & Lyle PLC	548	6,824
Tesco PLC	6,912	39,192
Tullow Oil PLC	792	12,350
Unilever PLC	1,096	41,690
United Utilities Group PLC	616	6,465
Vodafone Group PLC	41,200	131,448
Weir Group PLC (The)	228	7,671
Whitbread PLC	208	9,910
Wm Morrison Supermarkets PLC	2,296	10,307
Wolseley PLC	272	13,717
WPP PLC	1,092	20,186

		2,234,808
UNITED STATES — 54.25%
3M Co.	556	63,151
Abbott Laboratories	1,340	44,662
AbbVie Inc.	1,348	57,438
Accenture PLC Class A	576	41,616
ACE Ltd.	268	23,509
Actavis Inc.[a]	108	14,599
Activision Blizzard Inc.	412	6,724
Adobe Systems Inc.[a]	436	19,947
ADT Corp. (The)	208	8,285
Advance Auto Parts Inc.	68	5,445
AES Corp. (The)	588	7,473
Aetna Inc.	340	21,553
Affiliated Managers Group Inc.[a]	60	10,459
Aflac Inc.	384	22,191
AGCO Corp.	112	6,335
Agilent Technologies Inc.	300	13,992
Air Products and Chemicals Inc.	184	18,794
Airgas Inc.	72	7,319
Akamai Technologies Inc.[a]	172	7,909
Albemarle Corp.	96	5,988
Alcoa Inc.	1,096	8,439
Alexion Pharmaceuticals Inc.[a]	176	18,966
Alleghany Corp.[a]	8	3,097
Allergan Inc.	248	21,918
Alliance Data Systems Corp.[a,b]	52	10,176
Alliant Energy Corp.	132	6,549
Allstate Corp. (The)	364	17,443
Altera Corp.	304	10,692

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Altria Group Inc.	1,708	$57,867
Amazon.com Inc.[a]	320	89,914
Ameren Corp.	200	6,762
American Capital Agency Corp.	304	6,919
American Electric Power Co. Inc.	392	16,778
American Express Co.	840	60,404
American International Group Inc.[a]	1,216	56,495
American Tower Corp.	388	26,962
American Water Works Co. Inc.	188	7,659
Ameriprise Financial Inc.	192	16,541
AmerisourceBergen Corp.	228	12,978
AMETEK Inc.	268	11,503
Amgen Inc.	648	70,593
Amphenol Corp. Class A	148	11,214
Anadarko Petroleum Corp.	444	40,591
Analog Devices Inc.	288	13,329
Annaly Capital Management Inc.[b]	724	8,449
ANSYS Inc.[a]	100	8,398
Aon PLC	256	16,993
Apache Corp.	328	28,103
Apple Inc.	808	393,536
Applied Materials Inc.	1,152	17,292
Arch Capital Group Ltd.[a,b]	112	5,971
Archer-Daniels-Midland Co.	588	20,703
Arrow Electronics Inc.[a,b]	108	5,013
Assurant Inc.	80	4,243
AT&T Inc.	4,776	161,572
Autodesk Inc.[a]	216	7,938
Autoliv Inc.	88	7,126
Automatic Data Processing Inc.	408	29,033
AutoZone Inc.[a]	28	11,758
Avago Technologies Ltd.[b]	244	9,396
AvalonBay Communities Inc.	116	14,372
Avery Dennison Corp.	128	5,473
Avnet Inc.[a]	140	5,398
Avon Products Inc.	420	8,303
Axis Capital Holdings Ltd.	96	4,127
Baker Hughes Inc.	372	17,294
Ball Corp.	168	7,463
Bank of America Corp.	9,384	132,502
Bank of New York Mellon Corp. (The)	1,012	30,097
Baxter International Inc.	460	31,998
BB&T Corp.	548	18,610
Beam Inc.	144	9,022

Security	Shares	Value

Becton, Dickinson and Co.	160	$15,581
Bed Bath & Beyond Inc.[a,b]	200	14,748
Berkshire Hathaway Inc. Class Ba	912	101,433
Best Buy Co. Inc.	248	8,928
Biogen Idec Inc.[a]	208	44,308
BlackRock Inc.[c]	124	32,280
BMC Software Inc.[a]	156	7,176
Boeing Co. (The)	612	63,599
BorgWarner Inc.	84	8,113
Boston Properties Inc.	152	15,580
Boston Scientific Corp.[a]	1,304	13,796
Bristol-Myers Squibb Co.	1,340	55,865
Broadcom Corp. Class A	460	11,620
Brown-Forman Corp. Class B NVS	132	8,843
Bunge Ltd.	140	10,609
C.H. Robinson Worldwide Inc.	152	8,644
C.R. Bard Inc.	44	5,054
CA Inc.	308	9,009
Cabot Oil & Gas Corp.	456	17,843
Calpine Corp.[a]	284	5,490
Cameron International Corp.[a]	216	12,267
Campbell Soup Co.	180	7,772
Capital One Financial Corp.	492	31,759
Cardinal Health Inc.	288	14,481
CareFusion Corp.[a]	220	7,887
CarMax Inc.[a,b]	204	9,702
Carnival Corp.	316	11,404
Caterpillar Inc.	564	46,553
CBRE Group Inc. Class Aa	356	7,786
CBS Corp. Class B NVS	520	26,572
Celanese Corp. Series A	156	7,681
Celgene Corp.[a]	376	52,633
CenterPoint Energy Inc.	376	8,622
CenturyLink Inc.	524	17,355
Cerner Corp.[a]	272	12,528
CF Industries Holdings Inc.	56	10,659
Charles Schwab Corp. (The)	956	19,961
Charter Communications Inc. Class Aa	88	10,685
Chesapeake Energy Corp.	580	14,970
Chevron Corp.	1,668	200,877
Chipotle Mexican Grill Inc.[a,b]	28	11,429
Chubb Corp. (The)	192	15,969
Church & Dwight Co. Inc.	124	7,359
Cigna Corp.	252	19,830

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Cimarex Energy Co.	80	$6,705
Cincinnati Financial Corp.	112	5,116
Cintas Corp.	140	6,686
Cisco Systems Inc.	4,596	107,133
CIT Group Inc.[a]	156	7,468
Citigroup Inc.	2,608	126,045
Citrix Systems Inc.[a]	172	12,172
Clorox Co. (The)	92	7,608
CME Group Inc.	276	19,626
CMS Energy Corp.	276	7,322
Coach Inc.	248	13,097
Cobalt International Energy Inc.[a]	280	6,832
Coca-Cola Co. (The)	3,376	128,896
Coca-Cola Enterprises Inc.	292	10,921
Cognizant Technology Solutions Corp. Class Aa	268	19,644
Colgate-Palmolive Co.	752	43,443
Comcast Corp. Class A	1,892	79,634
Comcast Corp. Class A Special NVS	396	16,133
Comerica Inc.	164	6,698
Computer Sciences Corp.	144	7,222
ConAgra Foods Inc.	392	13,257
Concho Resources Inc.[a]	96	9,265
ConocoPhillips	952	63,118
CONSOL Energy Inc.	212	6,621
Consolidated Edison Inc.	232	13,045
Constellation Brands Inc. Class Aa	152	8,246
Continental Resources Inc.[a]	52	4,798
Core Laboratories NV	44	6,666
Corning Inc.	1,252	17,578
Costco Wholesale Corp.	380	42,511
Covidien PLC	404	23,998
Cree Inc.[a]	116	6,437
Crown Castle International Corp.[a]	256	17,772
Crown Holdings Inc.[a]	168	7,301
CSX Corp.	912	22,444
Cummins Inc.	164	20,205
CVS Caremark Corp.	1,056	61,301
D.R. Horton Inc.	272	4,855
Danaher Corp.	524	34,333
Darden Restaurants Inc.	140	6,469
DaVita HealthCare Partners Inc.[a]	88	9,461
Deere & Co.	324	27,099
Dell Inc.	1,252	17,240

Security	Shares	Value

Delphi Automotive PLC	228	$12,545
Denbury Resources Inc.[a]	376	6,501
DENTSPLY International Inc.	148	6,215
Devon Energy Corp.	320	18,269
Diamond Offshore Drilling Inc.	64	4,098
Dick’s Sporting Goods Inc.	100	4,641
Digital Realty Trust Inc.[b]	140	7,784
DIRECTV[a]	532	30,952
Discover Financial Services	448	21,168
Discovery Communications Inc. Series Aa	136	10,541
Discovery Communications Inc. Series C NVS[a]	84	5,978
DISH Network Corp. Class A	180	8,093
Dollar General Corp.[a]	276	14,896
Dollar Tree Inc.[a]	208	10,962
Dominion Resources Inc.	460	26,841
Dover Corp.	180	15,309
Dow Chemical Co. (The)	1,024	38,298
Dr Pepper Snapple Group Inc.	208	9,310
DTE Energy Co.	156	10,432
Duke Energy Corp.	568	37,261
Duke Realty Corp.	496	7,237
Dun & Bradstreet Corp. (The)	56	5,571
E.I. du Pont de Nemours and Co.	780	44,164
Eastman Chemical Co.	152	11,552
Eaton Corp. PLC	420	26,594
Eaton Vance Corp. NVS	160	6,168
eBay Inc.[a]	1,012	50,590
Ecolab Inc.	264	24,116
Edison International	252	11,564
Edwards Lifesciences Corp.[a]	108	7,601
Electronic Arts Inc.[a]	320	8,525
Eli Lilly and Co.	840	43,176
EMC Corp.	1,804	46,507
Emerson Electric Co.	632	38,154
Energen Corp.	84	5,570
Energizer Holdings Inc.	56	5,534
Ensco PLC Class A	208	11,556
Entergy Corp.	144	9,105
EOG Resources Inc.	236	37,064
EQT Corp.	140	12,001
Equifax Inc.	136	8,036
Equinix Inc.[a]	48	8,340

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Equity Residential	300	$15,567
Estee Lauder Companies Inc. (The) Class A	200	13,072
Everest Re Group Ltd.	44	6,026
Exelon Corp.	672	20,489
Expedia Inc.	92	4,302
Expeditors International of Washington Inc.	208	8,436
Express Scripts Holding Co.[a]	700	44,716
Exxon Mobil Corp.	3,872	337,484
F5 Networks Inc.[a]	76	6,337
Facebook Inc. Class Aa	1,420	58,618
Family Dollar Stores Inc.	92	6,549
Fastenal Co.	276	12,141
Federal Realty Investment Trust	100	9,731
FedEx Corp.	256	27,484
Fidelity National Financial Inc. Class A	164	3,888
Fidelity National Information Services Inc.	220	9,781
Fifth Third Bancorp	712	13,022
First Republic Bank	92	4,074
FirstEnergy Corp.	340	12,740
Fiserv Inc.[a]	128	12,323
Flextronics International Ltd.[a]	692	6,214
FLIR Systems Inc.	176	5,505
Flowserve Corp.	180	10,042
Fluor Corp.	172	10,910
FMC Corp.	148	9,858
FMC Technologies Inc.[a]	212	11,370
Ford Motor Co.	2,920	47,275
Forest Laboratories Inc.[a]	244	10,377
Fossil Group Inc.[a]	48	5,575
Franklin Resources Inc.	420	19,387
Freeport-McMoRan Copper & Gold Inc.	938	28,346
Frontier Communications Corp.	884	3,828
Gap Inc. (The)	276	11,161
Garmin Ltd.	92	3,751
General Dynamics Corp.	264	21,978
General Electric Co.	9,028	208,908
General Growth Properties Inc.	468	8,976
General Mills Inc.	548	27,027
General Motors Co.[a]	628	21,402
Genuine Parts Co.	132	10,165
Gilead Sciences Inc.[a]	1,360	81,967

Security	Shares	Value

Goldman Sachs Group Inc. (The)	388	$59,026
Google Inc. Class Aa	236	199,868
Green Mountain Coffee Roasters Inc.[a,b]	124	10,702
H&R Block Inc.	316	8,820
Halliburton Co.	836	40,128
Harley-Davidson Inc.	164	9,837
Harris Corp.	120	6,796
Hartford Financial Services Group Inc. (The)	356	10,538
Hasbro Inc.	100	4,558
HCA Holdings Inc.	236	9,013
HCP Inc.[b]	452	18,410
Health Care REIT Inc.	272	16,712
Helmerich & Payne Inc.	100	6,304
Henry Schein Inc.[a]	92	9,297
Herbalife Ltd.[b]	104	6,345
Hershey Co. (The)	148	13,609
Hertz Global Holdings Inc.[a]	424	10,189
Hess Corp.	268	20,060
Hewlett-Packard Co.	1,672	37,353
HollyFrontier Corp.	176	7,828
Hologic Inc.[a]	276	5,890
Home Depot Inc. (The)	1,284	95,645
Honeywell International Inc.	644	51,243
Hormel Foods Corp.	168	6,960
Hospira Inc.[a]	136	5,308
Host Hotels & Resorts Inc.	744	12,670
Humana Inc.	144	13,260
IHS Inc. Class Aa	60	6,429
Illinois Tool Works Inc.	384	27,444
Illumina Inc.[a,b]	112	8,718
Ingersoll-Rand PLC	292	17,269
Integrys Energy Group Inc.	96	5,368
Intel Corp.	4,284	94,162
IntercontinentalExchange Inc.[a,b]	68	12,223
International Business Machines Corp.	908	165,501
International Flavors & Fragrances Inc.	92	7,269
International Game Technology	280	5,289
International Paper Co.	376	17,751
Interpublic Group of Companies Inc. (The)	444	6,980
Intuit Inc.	252	16,010
Intuitive Surgical Inc.[a]	36	13,915
Invesco Ltd.	420	12,751

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Iron Mountain Inc.	152	$3,922
J.B. Hunt Transport Services Inc.	104	7,488
J.C. Penney Co. Inc.[a,b]	160	1,997
J.M. Smucker Co. (The)	108	11,463
J.P. Morgan Chase & Co.	3,276	165,536
Jacobs Engineering Group Inc.[a]	160	9,325
Johnson & Johnson	2,348	202,891
Johnson Controls Inc.	568	23,021
Joy Global Inc.	112	5,501
Juniper Networks Inc.[a]	480	9,072
Kansas City Southern Industries Inc.	108	11,385
KBR Inc.	172	5,136
Kellogg Co.	212	12,871
KeyCorp	772	9,009
Kimberly-Clark Corp.	320	29,914
Kimco Realty Corp.	496	9,935
Kinder Morgan Inc.	564	21,393
Kinder Morgan Management LLC[a]	121	9,661
KLA-Tencor Corp.	168	9,265
Kohl’s Corp.	192	9,852
Kraft Foods Group Inc.	496	25,678
Kroger Co. (The)	488	17,861
L Brands Inc.	212	12,160
L-3 Communications Holdings Inc.	100	9,033
Laboratory Corp. of America Holdings[a]	88	8,423
Lam Research Corp.[a]	160	7,467
Las Vegas Sands Corp.	364	20,511
Legg Mason Inc.	152	4,943
Leggett & Platt Inc.	152	4,396
Leucadia National Corp.	312	7,778
Level 3 Communications Inc.[a,b]	136	3,041
Liberty Global PLC Series Aa	180	13,982
Liberty Global PLC Series C NVS[a]	141	10,368
Liberty Interactive Corp. Series Aa	480	10,838
Liberty Media Corp.[a]	104	14,194
Liberty Property Trust	232	8,027
Life Technologies Corp.[a]	152	11,310
Lincoln National Corp.	248	10,426
Linear Technology Corp.	232	8,893
LinkedIn Corp. Class Aa	76	18,243
Lockheed Martin Corp.	204	24,974
Loews Corp.	240	10,670
Lorillard Inc.	348	14,720
Lowe’s Companies Inc.	1,004	46,003

Security	Shares	Value
LSI Corp.[a]	664	$4,920
Lululemon Athletica Inc.[a,b]	92	6,517
LyondellBasell Industries NV Class A	356	24,973
M&T Bank Corp.	88	9,974
Macerich Co. (The)	172	9,680
Macy’s Inc.	348	15,462
Manpowergroup Inc.	108	7,004
Marathon Oil Corp.	596	20,520
Marathon Petroleum Corp.	300	21,753
Marriott International Inc. Class A	260	10,397
Marsh & McLennan Companies Inc.	400	16,492
Martin Marietta Materials Inc.	56	5,379
Marvell Technology Group Ltd.	480	5,813
Masco Corp.	368	6,963
MasterCard Inc. Class A	96	58,184
Mattel Inc.	280	11,340
Maxim Integrated Products Inc.	300	8,354
McCormick & Co. Inc. NVS	136	9,200
McDonald’s Corp.	820	77,375
McGraw Hill Financial Inc.	224	13,075
McKesson Corp.	200	24,282
MDU Resources Group Inc.	252	6,728
Mead Johnson Nutrition Co. Class A	180	13,505
MeadWestvaco Corp.	232	8,317
Medtronic Inc.	844	43,677
Merck & Co. Inc.	2,512	118,793
MetLife Inc.	736	33,996
MGM Resorts International[a,b]	372	6,581
Microchip Technology Inc.	208	8,072
Micron Technology Inc.[a]	972	13,190
Microsoft Corp.	6,876	229,658
Mohawk Industries Inc.[a]	60	7,049
Molson Coors Brewing Co. Class B NVS	152	7,416
Mondelez International Inc. Class A	1,436	44,042
Monsanto Co.	460	45,029
Monster Beverage Corp.[a]	144	8,264
Moody’s Corp.	188	11,949
Morgan Stanley	1,284	33,076
Mosaic Co. (The)	268	11,162
Motorola Solutions Inc.	240	13,442
Murphy Oil Corp.	172	11,596
Mylan Inc.[a]	348	12,298
Nabors Industries Ltd.[b]	280	4,312

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

NASDAQ OMX Group Inc. (The)	140	$4,180
National Oilwell Varco Inc.	360	26,748
NetApp Inc.	320	13,293
Netflix Inc.[a,b]	48	13,628
New York Community Bancorp Inc.	328	4,805
Newell Rubbermaid Inc.	260	6,578
News Corp. Class A NVS[a]	343	5,385
NextEra Energy Inc.	324	26,037
Nielsen Holdings NV	132	4,554
Nike Inc. Class B	640	40,205
NiSource Inc.	292	8,544
Noble Corp.	220	8,184
Noble Energy Inc.	312	19,166
Nordstrom Inc.	140	7,802
Norfolk Southern Corp.	280	20,205
Northeast Utilities	276	11,308
Northern Trust Corp.	200	10,974
Northrop Grumman Corp.	176	16,240
NRG Energy Inc.	252	6,615
Nuance Communications Inc.[a,b]	252	4,811
Nucor Corp.	280	12,737
NVIDIA Corp.	584	8,614
NYSE Euronext Inc.	244	10,199
O’Reilly Automotive Inc.[a]	104	12,762
Occidental Petroleum Corp.	716	63,158
Omnicare Inc.	124	6,742
Omnicom Group Inc.	228	13,828
ONEOK Inc.	196	10,082
Oracle Corp.	3,328	106,030
Owens-Illinois Inc.[a]	180	5,110
PACCAR Inc.	316	16,941
Pall Corp.	128	8,850
Parker Hannifin Corp.	144	14,393
PartnerRe Ltd.	48	4,183
Patterson Companies Inc.	112	4,467
Paychex Inc.	304	11,759
Pentair Ltd. Registered	204	12,262
People’s United Financial Inc.	344	4,892
Pepco Holdings Inc.	272	5,152
PepsiCo Inc.	1,292	103,011
Perrigo Co.	76	9,238
PetSmart Inc.	104	7,325
Pfizer Inc.	5,910	166,721
PG&E Corp.	316	13,070

Security	Shares	Value

Philip Morris International Inc.	1,408	$117,484
Phillips 66	520	29,692
Pinnacle West Capital Corp.	124	6,729
Pioneer Natural Resources Co.	124	21,696
Plum Creek Timber Co. Inc.	220	9,748
PNC Financial Services Group Inc. (The)[c]	436	31,510
PPG Industries Inc.	140	21,869
PPL Corp.	416	12,771
Praxair Inc.	228	26,767
Precision Castparts Corp.	132	27,884
Priceline.com Inc.[a]	44	41,295
Principal Financial Group Inc.	252	10,312
Procter & Gamble Co. (The)	2,308	179,770
Progressive Corp. (The)	436	10,931
Prologis Inc.	512	18,043
Prudential Financial Inc.	380	28,454
Public Service Enterprise Group Inc.	420	13,616
Public Storage	144	21,984
PulteGroup Inc.	360	5,540
PVH Corp.	80	10,300
QEP Resources Inc.	176	4,808
QUALCOMM Inc.	1,464	97,034
Quanta Services Inc.[a]	252	6,587
Quest Diagnostics Inc.	144	8,441
Rackspace Hosting Inc.[a,b]	112	5,020
Ralph Lauren Corp.	52	8,601
Range Resources Corp.	144	10,797
Rayonier Inc.[b]	200	11,048
Raytheon Co.	260	19,607
Realty Income Corp.	169	6,676
Red Hat Inc.[a]	180	9,094
Regency Centers Corp.	132	6,277
Regeneron Pharmaceuticals Inc.[a]	68	16,477
Regions Financial Corp.	1,224	11,506
RenaissanceRe Holdings Ltd.	40	3,496
Republic Services Inc.	272	8,843
Reynolds American Inc.	296	14,098
Robert Half International Inc.	168	5,925
Rock-Tenn Co. Class A	80	8,889
Rockwell Automation Inc.	136	13,223
Rockwell Collins Inc.	144	10,191
Roper Industries Inc.	108	13,360
Ross Stores Inc.	200	13,452

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Rowan Companies PLC Class Aa	156	$5,526
Royal Caribbean Cruises Ltd.	148	5,430
Safeway Inc.	264	6,838
Salesforce.com Inc.[a]	480	23,582
SanDisk Corp.	216	11,919
SBA Communications Corp. Class Aa	108	8,100
SCANA Corp.	132	6,352
Schlumberger Ltd.	1,164	94,214
Scripps Networks Interactive Inc. Class A	88	6,471
Seagate Technology PLC	316	12,109
SEI Investments Co.	216	6,428
Sempra Energy	196	16,546
Sherwin-Williams Co. (The)	84	14,482
Sigma-Aldrich Corp.	124	10,226
Simon Property Group Inc.	271	39,466
Sirius XM Radio Inc.	3,632	13,003
SL Green Realty Corp.	79	6,888
SLM Corp.	448	10,748
Southern Co. (The)	704	29,300
Southwestern Energy Co.[a]	312	11,918
Spectra Energy Corp.	536	17,747
Sprint Corp.[a]	681	4,570
SPX Corp.	24	1,777
St. Jude Medical Inc.	276	13,913
Stanley Black & Decker Inc.	152	12,960
Staples Inc.	592	8,235
Starbucks Corp.	664	46,825
Starwood Hotels & Resorts Worldwide Inc.	192	12,276
State Street Corp.	404	26,955
Stericycle Inc.[a]	88	9,905
Stryker Corp.	256	17,124
SunTrust Banks Inc.	468	14,985
Superior Energy Services Inc.[a]	164	4,028
Symantec Corp.	628	16,083
Synopsys Inc.[a]	180	6,527
Sysco Corp.	464	14,857
T. Rowe Price Group Inc.	232	16,272
Target Corp.	512	32,415
TD Ameritrade Holding Corp.	244	6,263
TE Connectivity Ltd.	372	18,228
Teradata Corp.[a]	156	9,135
Tesla Motors Inc.[a]	64	10,816

Security	Shares	Value

Texas Instruments Inc.	976	$37,283
Textron Inc.	292	7,866
Thermo Fisher Scientific Inc.	300	26,649
Tiffany & Co.	112	8,636
Time Warner Cable Inc.	256	27,482
Time Warner Inc.	796	48,182
TJX Companies Inc. (The)	620	32,686
Toll Brothers Inc.[a,b]	140	4,285
Torchmark Corp.	84	5,787
Total System Services Inc.	212	5,866
Tractor Supply Co.	68	8,321
TransDigm Group Inc.	60	8,220
Travelers Companies Inc. (The)	288	23,011
Trimble Navigation Ltd.[a]	240	6,060
TRW Automotive Holdings Corp.[a]	104	7,183
Twenty-First Century Fox Inc. Class A	1,372	42,985
Twenty-First Century Fox Inc. Class B	340	10,673
Tyco International Ltd.	448	14,802
Tyson Foods Inc. Class A	304	8,801
U.S. Bancorp	1,500	54,195
UDR Inc.	352	7,952
Ulta Salon, Cosmetics & Fragrance Inc.[a]	60	5,954
Union Pacific Corp.	404	62,030
United Parcel Service Inc. Class B	588	50,321
United Technologies Corp.	740	74,074
UnitedHealth Group Inc.	872	62,557
Unum Group	220	6,497
Urban Outfitters Inc.[a]	116	4,864
Valero Energy Corp.	488	17,339
Varian Medical Systems Inc.[a]	104	7,327
Ventas Inc.	308	19,176
VeriSign Inc.[a,b]	160	7,678
Verisk Analytics Inc. Class Aa	148	9,203
Verizon Communications Inc.	2,424	114,849
Vertex Pharmaceuticals Inc.[a]	196	14,729
VF Corp.	84	15,726
Viacom Inc. Class B NVS	396	31,506
Visa Inc. Class A	468	81,629
Vmware Inc. Class Aa	76	6,395
Vornado Realty Trust	168	13,658
Vulcan Materials Co.	124	5,927
W.R. Berkley Corp.	88	3,619
W.W. Grainger Inc.	60	14,841

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2013

Security	Shares	Value

Wal-Mart Stores Inc.	1,456	$106,259
Walgreen Co.	784	37,687
Walt Disney Co. (The)	1,436	87,352
Warner Chilcott PLC Class A	176	3,775
Waste Management Inc.	364	14,720
Waters Corp.[a]	76	7,513
Weatherford International Ltd.[a]	688	10,258
WellPoint Inc.	280	23,839
Wells Fargo & Co.	4,256	174,837
Western Digital Corp.	196	12,152
Western Union Co.	540	9,466
Weyerhaeuser Co.	560	15,333
Whirlpool Corp.	68	8,748
Whiting Petroleum Corp.[a]	116	5,855
Whole Foods Market Inc.	328	17,302
Williams Companies Inc. (The)	600	21,744
Willis Group Holdings PLC	136	5,614
Windstream Corp.	484	3,906
Wisconsin Energy Corp.	216	8,865
Wyndham Worldwide Corp.	156	9,260
Wynn Resorts Ltd.	76	10,719
Xcel Energy Inc.	408	11,391
Xerox Corp.	1,132	11,297
Xilinx Inc.	260	11,289
XL Group PLC	252	7,449
Xylem Inc.	208	5,154
Yahoo! Inc.[a]	996	27,012
Yum! Brands Inc.	400	28,008
Zimmer Holdings Inc.	156	12,338
Zoetis Inc.	298	8,687

		13,401,224

TOTAL COMMON STOCKS
(Cost: $24,904,933)		24,548,416

PREFERRED STOCKS — 0.22%

GERMANY — 0.22%
Henkel AG & Co. KgaA	156	15,078
Porsche Automobil Holding SE	128	10,734
Volkswagen AG	124	28,140

		53,952

TOTAL PREFERRED STOCKS
(Cost: $51,017)		53,952

Security	Shares	Value

RIGHTS — 0.00%

HONG KONG — 0.00%
New Hotel[a]	100	$—

		—
ITALY — 0.00%
Fiat Industrial SpA[a]	828	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 0.95%

MONEY MARKET FUNDS — 0.95%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	189,700	189,700
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	12,046	12,046
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	32,846	32,846

		234,592

TOTAL SHORT-TERM INVESTMENTS
(Cost: $234,592)		234,592

TOTAL INVESTMENTS IN SECURITIES — 100.54%
(Cost: $25,190,542)		24,836,960
Other Assets, Less Liabilities — (0.54)%		(132,703)

NET ASSETS — 100.00%		$24,704,257

FDR  —  Fiduciary Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2013

	iShares MSCI All Country World Minimum Volatility ETF	iShares MSCI Emerging Markets EMEA ETF	iShares MSCI Frontier 100 ETF

ASSETS
Investments, at cost:
Unaffiliated	$953,301,327	$5,517,751	$280,859,592
Affiliated (Note 2)	30,726,754	30,176	2,574,884

Total cost of investments	$984,028,081	$5,547,927	$283,434,476

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,002,087,158	$4,763,012	$279,436,892
Affiliated (Note 2)	30,251,097	30,176	2,574,884

Total fair value of investments	1,032,338,255	4,793,188	282,011,776
Foreign currency, at value[b]	950,047	5,632	229,901
Cash	—	—	2,500,000
Receivables:
Investment securities sold	1,421,574	8,554	219,622
Dividends and interest	2,634,847	13,712	69,721

Total Assets	1,037,344,723	4,821,086	285,031,020

LIABILITIES
Payables:
Investment securities purchased	2,675,701	20,975	4,714,982
Collateral for securities on loan (Note 5)	26,129,851	—	—
Capital shares redeemed	558,154	—	—
Deferred foreign capital gains taxes (Note 1)	45,229	—	58,011
Investment advisory fees (Note 2)	176,188	2,054	174,468

Total Liabilities	29,585,123	23,029	4,947,461

NET ASSETS	$1,007,759,600	$4,798,057	$280,083,559

Net assets consist of:
Paid-in capital	$960,946,228	$5,686,117	$283,618,446
Undistributed (distributions in excess of) net investment income	4,621,411	12,385	(241,782)
Accumulated net realized loss	(6,107,011)	(145,496)	(1,813,392)
Net unrealized appreciation (depreciation)	48,298,972	(754,949)	(1,479,713)

NET ASSETS	$1,007,759,600	$4,798,057	$280,083,559

Shares outstanding[c]	16,800,000	100,000	9,300,000

Net asset value per share	$59.99	$47.98	$30.12

[a]	Securities on loan with values of $25,292,073, $ — and $ —, respectively. See Note 5.
[b]	Cost of foreign currency: $957,484, $5,708 and $230,090, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

iShares MSCI World ETF

ASSETS
Investments, at cost:
Unaffiliated	$24,892,245
Affiliated (Note 2)	298,297

Total cost of investments	$25,190,542

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$24,538,578
Affiliated (Note 2)	298,382

Total fair value of investments	24,836,960
Foreign currency, at value[b]	32,879
Receivables:
Investment securities sold	3,066
Dividends and interest	64,116

Total Assets	24,937,021

LIABILITIES
Payables:
Investment securities purchased	25,853
Collateral for securities on loan (Note 5)	201,746
Investment advisory fees (Note 2)	5,165

Total Liabilities	232,764

NET ASSETS	$24,704,257

Net assets consist of:
Paid-in capital	$25,033,107
Undistributed net investment income	85,201
Accumulated net realized loss	(60,269)
Net unrealized depreciation	(353,782)

NET ASSETS	$24,704,257

Shares outstanding[c]	400,000

Net asset value per share	$61.76

[a]	Securities on loan with values of $194,914. See Note 5.
[b]	Cost of foreign currency: $32,820.
[c]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations

iSHARES®, INC.

Period ended August 31, 2013

	iShares MSCI All Country World Minimum Volatility ETF	iShares MSCI Emerging Markets EMEA ETF	iShares MSCI Frontier 100 ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$24,888,869	$195,536	$2,717,982
Dividends — affiliated (Note 2)	12,010	—	—
Interest — unaffiliated	10	—	—
Interest — affiliated (Note 2)	517	4	183
Securities lending income — affiliated (Note 2)	112,269	85	—

Total investment income	25,013,675	195,625	2,718,165

EXPENSES
Investment advisory fees (Note 2)	2,816,648	46,239	690,651
Commitment fees (Note 7)	—	—	87
Interest expense (Note 7)	—	—	214

Total expenses	2,816,648	46,239	690,952
Less investment advisory fees waived (Note 2)	(1,156,019)	(12,920)	—

Net expenses	1,660,629	33,319	690,952

Net investment income	23,353,046	162,306	2,027,213

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[c]	(3,232,668)	(88,522)	(1,813,392)
Investments — affiliated (Note 2)	14,078	—	—
In-kind redemptions — unaffiliated	18,376,543	527,309	48,054
In-kind redemptions — affiliated (Note 2)	839	—	—
Foreign currency transactions	(56,648)	(1,537)	(309,259)

Net realized gain (loss)	15,102,144	437,250	(2,074,597)

Net change in unrealized appreciation/depreciation on:
Investments[d]	28,782,248	(408,219)	(1,475,448)
Translation of assets and liabilities in foreign currencies	(15,178)	247	(4,265)

Net change in unrealized appreciation/depreciation	28,767,070	(407,972)	(1,479,713)

Net realized and unrealized gain (loss)	43,869,214	29,278	(3,554,310)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$67,222,260	$191,584	$(1,527,097)

[a]	For the period from September 12, 2012 (commencement of operations) to August 31, 2013.
[b]	Net of foreign withholding tax of $1,393,122, $30,144 and $258,010, respectively.
[c]	Net of foreign capital gains taxes of $ —, $ — and $12,855, respectively.
[d]	Net of deferred foreign capital gains taxes of $ —, $ — and $52,748, respectively.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

iShares MSCI World ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$344,022
Dividends — affiliated (Note 2)	963
Interest — affiliated (Note 2)	6
Securities lending income — affiliated (Note 2)	563

Total investment income	345,554

EXPENSES
Investment advisory fees (Note 2)	32,169

Total expenses	32,169

Net investment income	313,385

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(41,031)
In-kind redemptions — unaffiliated	1,631,503
In-kind redemptions — affiliated (Note 2)	2,514
Foreign currency transactions	(565)

Net realized gain	1,592,421

Net change in unrealized appreciation/depreciation on:
Investments	(936,077)
Translation of assets and liabilities in foreign currencies	(80)

Net change in unrealized appreciation/depreciation	(936,157)

Net realized and unrealized gain	656,264

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$969,649

[a]	Net of foreign withholding tax of $14,466.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI All Country World Minimum Volatility ETF		iShares MSCI Emerging Markets EMEA ETF
	Year ended August 31, 2013	Period from October 18, 2011[a] to August 31, 2012	Year ended August 31, 2013	Period from January 18, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$23,353,046	$4,968,807	$162,306	$208,486
Net realized gain (loss)	15,102,144	(3,082,429)	437,250	(225,573)
Net change in unrealized appreciation/depreciation	28,767,070	19,531,902	(407,972)	(346,977)

Net increase (decrease) in net assets resulting from operations	67,222,260	21,418,280	191,584	(364,064)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(21,734,941)	(2,087,970)	(177,671)	(178,240)

Total distributions to shareholders	(21,734,941)	(2,087,970)	(177,671)	(178,240)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	492,714,983	559,445,278	—	15,732,186
Cost of shares redeemed	(109,218,290)	—	(5,559,099)	(4,846,639)

Net increase (decrease) in net assets from capital share transactions	383,496,693	559,445,278	(5,559,099)	10,885,547

INCREASE (DECREASE) IN NET ASSETS	428,984,012	578,775,588	(5,545,186)	10,343,243

NET ASSETS
Beginning of period	578,775,588	—	10,343,243	—

End of period	$1,007,759,600	$578,775,588	$4,798,057	$10,343,243

Undistributed net investment income included in net assets at end of period	$4,621,411	$2,864,392	$12,385	$23,724

SHARES ISSUED AND REDEEMED
Shares sold	8,200,000	10,400,000	—	300,000
Shares redeemed	(1,800,000)	—	(100,000)	(100,000)

Net increase (decrease) in shares outstanding	6,400,000	10,400,000	(100,000)	200,000

[a]	Commencement of operations.

See notes to financial statements.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF
	Period from September 12, 2012[a] to August 31, 2013	Year ended August 31, 2013	Period from January 10, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,027,213	$313,385	$354,495
Net realized gain (loss)	(2,074,597)	1,592,421	247,405
Net change in unrealized appreciation/depreciation	(1,479,713)	(936,157)	582,375

Net increase (decrease) in net assets resulting from operations	(1,527,097)	969,649	1,184,275

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,007,790)	(292,821)	(295,901)
Return of capital	(180,295)	—	—

Total distributions to shareholders	(2,188,085)	(292,821)	(295,901)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	294,121,892	24,918,447	20,127,850
Cost of shares redeemed	(10,323,151)	(11,580,026)	(10,327,216)

Net increase in net assets from capital share transactions	283,798,741	13,338,421	9,800,634

INCREASE IN NET ASSETS	280,083,559	14,015,249	10,689,008

NET ASSETS
Beginning of period	—	10,689,008	—

End of period	$280,083,559	$24,704,257	$10,689,008

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(241,782)	$85,201	$57,276

SHARES ISSUED AND REDEEMED
Shares sold	9,650,000	400,000	400,000
Shares redeemed	(350,000)	(200,000)	(200,000)

Net increase in shares outstanding	9,300,000	200,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI All Country World Minimum Volatility ETF

	Year ended Aug. 31, 2013	Period from Oct. 18, 2011[a] to Aug. 31, 2012
Net asset value, beginning of period	$55.65	$50.02

Income from investment operations:
Net investment income[b]	1.68	1.49
Net realized and unrealized gain[c]	4.20	4.67

Total from investment operations	5.88	6.16

Less distributions from:
Net investment income	(1.54)	(0.53)

Total distributions	(1.54)	(0.53)

Net asset value, end of period	$59.99	$55.65

Total return	10.69%	12.41%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,007,760	$578,776
Ratio of expenses to average net assets[e]	0.20%	0.23%
Ratio of expenses to average net assets prior to waived fees[e]	0.34%	0.34%
Ratio of net investment income to average net assets[e]	2.83%	3.17%
Portfolio turnover rate[f]	13%	22%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund procerssing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 13% and 22%, respectively. See Note 4.

See notes to financial statements.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Emerging Markets EMEA ETF

	Year ended Aug. 31, 2013	Period from Jan. 18, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$51.72	$51.16

Income from investment operations:
Net investment income[b]	1.26	1.43
Net realized and unrealized gain (loss)[c]	(3.22)	0.02

Total from investment operations	(1.96)	1.45

Less distributions from:
Net investment income	(1.78)	(0.89)

Total distributions	(1.78)	(0.89)

Net asset value, end of period	$47.98	$51.72

Total return	(3.95)%	2.91%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,798	$10,343
Ratio of expenses to average net assets[e]	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%
Ratio of net investment income to average net assets[e]	2.39%	4.46%
Portfolio turnover rate[f]	8%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout the period)

iShares MSCI Frontier 100 ETF

Period from Sep. 12, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$25.25

Income from investment operations:
Net investment income[b]	0.67
Net realized and unrealized gain[c]	4.51

Total from investment operations	5.18

Less distributions from:
Net investment income	(0.28)
Return of capital	(0.03)

Total distributions	(0.31)

Net asset value, end of period	$30.12

Total return	20.54%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$280,084
Ratio of expenses to average net assets[e]	0.79%
Ratio of net investment income to average net assets[e]	2.32%
Portfolio turnover rate[f]	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2013 was 10%. See Note 4.

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI World ETF

	Year ended Aug. 31, 2013	Period from Jan. 10, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$53.45	$50.32

Income from investment operations:
Net investment income[b]	1.40	0.98
Net realized and unrealized gain[c]	8.03	2.89

Total from investment operations	9.43	3.87

Less distributions from:
Net investment income	(1.12)	(0.74)

Total distributions	(1.12)	(0.74)

Net asset value, end of period	$61.76	$53.45

Total return	17.84%	7.76%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$24,704	$10,689
Ratio of expenses to average net assets[e]	0.24%	0.24%
Ratio of net investment income to average net assets[e]	2.34%	2.91%
Portfolio turnover rate[f]	5%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name[a]	Diversification Classification
MSCI All Country World Minimum Volatility	iShares MSCI All Country World Minimum Volatility Index Fund	Non-diversified
MSCI Emerging Markets EMEA	iShares MSCI Emerging Markets EMEA Index Fund	Non-diversified
MSCI Frontier 100[b]	iShares MSCI Frontier 100 Index Fund	Non-diversified
MSCI World	iShares MSCI World Index Fund	Diversified

[a]	The Funds changed their names effective July 1, 2013, with the exception of the iShares MSCI Frontier 100 ETF which changed its name effective May 1, 2013.
[b]	The Fund commenced operations on September 12, 2012.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2		Level 3	Total
MSCI All Country World Minimum Volatility
Assets:
Common Stocks	$998,402,541	$—		$—	$998,402,541
Investment Companies	2,555,762	—		—	2,555,762
Preferred Stocks	3,684,617	—		—	3,684,617
Money Market Funds	27,695,335	—		—	27,695,335

	$1,032,338,255	$—		$—	$1,032,338,255

MSCI Emerging Markets EMEA
Assets:
Common Stocks	$4,686,217	$—		$—	$4,686,217
Preferred Stocks	76,795	—		—	76,795
Money Market Funds	30,176	—		—	30,176

	$4,793,188	$—		$—	$4,793,188

MSCI Frontier 100
Assets:
Common Stocks	$279,415,220	$98		$—	$279,415,318
Convertible Bonds	—	21,574		—	21,574
Money Market Funds	2,574,884	—		—	2,574,884

	$281,990,104	$21,672		$—	$282,011,776

MSCI World
Assets:
Common Stocks	$24,548,328	$88		$—	$24,548,416
Preferred Stocks	53,952	—		—	53,952
Rights	—	0	[a]	—	0	[a]
Money Market Funds	234,592	—		—	234,592

	$24,836,872	$88		$—	$24,836,960

[a]	Rounds to less than $1.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES®, INC.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares MSCI All Country World Minimum Volatility ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net asset of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.35%	First $30 billion
0.32	Over $30 billion, up to and including $60 billion
0.28	Over $60 billion

BFA has voluntarily waived a portion of its investment advisory fees for the iShares MSCI All Country World Minimum Volatility ETF in the amount of $1,136,018.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI All Country World Minimum Volatility ETF through June 30, 2014 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds. In association with this agreement, for the year ended August 31, 2013, BFA waived its investment advisory fees for iShares MSCI All Country World Minimum Volatility ETF in the amount of $20,001.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Emerging Markets EMEA	0.68%
MSCI Frontier 100	0.79
MSCI World	0.24

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Emerging Markets EMEA ETF through December 31, 2014 in order to limit total annual operating expenses to 0.49% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended August 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
MSCI All Country World Minimum Volatility	$60,453
MSCI Emerging Markets EMEA	46
MSCI World	303

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI All Country World Minimum Volatility
iShares India 50 ETF	73,268	73,908	(12,022)	135,154	$2,555,762	$12,010	$14,917

MSCI World
BlackRock Inc.	58	124	(58)	124	$32,280	$551	$2,663
PNC Financial Services Group Inc. (The)	227	436	(227)	436	31,510	412	(149)

					$63,790	$963	$2,514

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES®, INC.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI All Country World Minimum Volatility	$224,615,962	$105,481,830
MSCI Emerging Markets EMEA	537,774	516,437
MSCI Frontier 100	298,194,079	15,860,661
MSCI World	744,953	607,005

In-kind transactions (see Note 4) for the period ended August 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI All Country World Minimum Volatility	$368,704,025	$103,983,966
MSCI Emerging Markets EMEA	—	5,540,471
MSCI Frontier 100	1,015,128	729,692
MSCI World	24,656,309	11,491,377

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI All Country World Minimum Volatility	$18,004,257	$138,914	$(18,143,171)
MSCI Emerging Markets EMEA	519,960	4,026	(523,986)
MSCI Frontier 100	—	(261,205)	261,205
MSCI World	1,623,895	7,361	(1,631,256)

The tax character of distributions paid during the periods ended August 31, 2013 and August 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI All Country World Minimum Volatility
Ordinary income	$21,734,941	$2,087,970

MSCI Emerging Markets EMEA
Ordinary income	$177,671	$178,240

MSCI Frontier 100
Ordinary income	$2,007,790	$—
Return of capital	$180,295	$—

	$2,188,085	$—

MSCI World
Ordinary income	$292,821	$295,901

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI All Country World Minimum Volatility	$5,451,431	$(1,844,397)	$45,905,200	$(2,698,862)	$46,813,372
MSCI Emerging Markets EMEA	12,754	(55,073)	(761,964)	(83,777)	(888,060)
MSCI Frontier 100	—	—	(3,341,166)	(193,721)	(3,534,887)
MSCI World	85,774	(18,886)	(364,373)	(31,365)	(328,850)

[a]

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purpose of unrealized gains on investments in passive foreign investment companies.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

As of August 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI All Country World Minimum Volatility	$1,844,397
MSCI Emerging Markets EMEA	55,073
MSCI World	18,886

For the year ended August 31, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI All Country World Minimum Volatility	$32,403
MSCI World	607

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI All Country World Minimum Volatility	$986,421,853	$72,678,282	$(26,761,880)	$45,916,402
MSCI Emerging Markets EMEA	5,554,942	261,983	(1,023,737)	(761,754)
MSCI Frontier 100	285,295,929	9,087,518	(12,371,671)	(3,284,153)
MSCI World	25,201,133	786,897	(1,151,070)	(364,173)

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES®, INC.

7.	LINE OF CREDIT

The iShares MSCI Frontier 100 ETF, along with certain other iShares funds, are parties to a $125 million credit agreement with State Street Bank and Trust Company, which expires October 30, 2013. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the period ended August 31, 2013, the iShares MSCI Frontier 100 ETF’s maximum amount borrowed, the average borrowings and the average interest rate under the credit agreement were $370,000, $16,599 and 1.20%, respectively.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	61

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI All Country World Minimum Volatility ETF, iShares MSCI Emerging Markets EMEA ETF, iShares MSCI Frontier 100 ETF and iShares MSCI World ETF (the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Emerging Markets EMEA	$225,680	$30,144
MSCI Frontier 100	2,975,992	270,865

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended August 31, 2013 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
MSCI All Country World Minimum Volatility	48.89%
MSCI World	46.69

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI All Country World Minimum Volatility	$20,070,054
MSCI Emerging Markets EMEA	207,815
MSCI Frontier 100	482,983
MSCI World	292,821

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	63

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI All Country World Minimum Volatility ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the structure of the investment advisory fee rate reflects appropriate sharing of potential economies of scale with the Fund’s shareholders and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Emerging Markets EMEA ETF, iShares MSCI Frontier 100 ETF and iShares MSCI World ETF.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	67

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds, except for iShares MSCI World Index Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	69

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI All Country World Minimum Volatility	$1.536341	$—	$—	$1.536341	100%	—%	—%	100%
MSCI World	1.116340	—	—	1.116340	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	71

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Country World Minimum Volatility ETF

Period Covered: January 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.53%
Greater than 2.5% and Less than 3.0%	1	0.27
Greater than 2.0% and Less than 2.5%	6	1.60
Greater than 1.5% and Less than 2.0%	3	0.80
Greater than 1.0% and Less than 1.5%	16	4.28
Greater than 0.5% and Less than 1.0%	81	21.66
Between 0.5% and –0.5%	259	69.25
Less than –0.5% and Greater than –1.0%	5	1.34
Less than –1.0% and Greater than –1.5%	1	0.27

	374	100.00%

iShares MSCI Emerging Markets EMEA ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.32%
Greater than 2.5% and Less than 3.0%	3	0.96
Greater than 2.0% and Less than 2.5%	2	0.64
Greater than 1.5% and Less than 2.0%	4	1.28
Greater than 1.0% and Less than 1.5%	17	5.45
Greater than 0.5% and Less than 1.0%	62	19.87
Between 0.5% and –0.5%	174	55.78
Less than –0.5% and Greater than –1.0%	32	10.26
Less than –1.0% and Greater than –1.5%	9	2.88
Less than –1.5% and Greater than –2.0%	5	1.60
Less than –2.0% and Greater than –2.5%	1	0.32
Less than –2.5% and Greater than –3.0%	2	0.64

	312	100.00%

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Frontier 100 ETF

Period Covered: October 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	17	9.14%
Greater than 2.5% and Less than 3.0%	36	19.35
Greater than 2.0% and Less than 2.5%	51	27.42
Greater than 1.5% and Less than 2.0%	54	29.03
Greater than 1.0% and Less than 1.5%	14	7.53
Greater than 0.5% and Less than 1.0%	4	2.15
Between 0.5% and –0.5%	7	3.76
Less than –0.5%	3	1.62

	186	100.00%

iShares MSCI World ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.32%
Greater than 2.0% and Less than 2.5%	19	6.09
Greater than 1.5% and Less than 2.0%	30	9.62
Greater than 1.0% and Less than 1.5%	58	18.59
Greater than 0.5% and Less than 1.0%	113	36.21
Between 0.5% and –0.5%	91	29.17

	312	100.00%

SUPPLEMENTAL INFORMATION	73

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	75

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).
George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	77

Notes

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-811-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca
➢	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca
➢	iShares MSCI Global Gold Miners ETF | RING | NYSE Arca
➢	iShares MSCI Global Metals & Mining Producers ETF | PICK | NYSE Arca
➢	iShares MSCI Global Silver Miners ETF | SLVP | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL MARKET OVERVIEW

Global equities delivered mixed performance for the 12-month period ended August 31, 2013 (the “reporting period”), as ongoing concerns about sovereign debt issues in Europe and slowing economic growth in China kept volatility levels elevated. Investors largely dismissed the negative news for much of the reporting period, choosing to focus on the potential effect of unprecedented intervention levels from central banks around the world.

Early in the reporting period, the U.S. Federal Reserve Bank (the “Fed”) responded to tepid U.S. economic data by launching its third quantitative easing program (“QE3”). This program, in addition to relatively solid corporate earnings and a rebound in the housing market, helped support stocks in the U.S. Later in the reporting period, the Fed’s comments about “tapering” QE3 upset markets. After the Fed toned down the discussion in July 2013, U.S. stock markets rallied and finished the reporting period with solid gains.

Issues surrounding economic conditions in Europe resurfaced throughout the reporting period. At the beginning of the reporting period, the European Central Bank’s pledge to protect the euro and support bond markets in the euro zone helped European markets rebound in late 2012 and into early 2013. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, until the announcement of a bailout plan alleviated worries. European stocks struggled again as the prospect of slow global economic growth materialized. Austerity programs intended to reduce national debts were blamed for impeding growth in the region. In May 2013, the European Union announced it would ease its austerity measures, giving some countries additional time to reach their respective deficit reduction targets. Also in May 2013, the European Central Bank cut its benchmark interest rate. Despite these actions, many countries in the euro zone remained in or near recession. For the second quarter of 2013, though, the euro zone as a whole experienced gross domestic product (“GDP”) growth of 0.30% — its first positive quarter since 2011.

The Bank of Japan took decisive action to improve economic conditions through quantitative easing, instituting a plan in early 2013 to purchase 7.5 trillion yen in bonds per month in order to double the country’s monetary base in two years. Although the country’s GDP growth for the first quarter of 2013 was stronger than expected, industrial production continued to decline. A declining yen helped export levels, although export growth fell short of expectations. In Japan, personal spending improved throughout the course of the reporting period, although consumer confidence weakened in the final months of the reporting period.

Emerging market countries generally lagged developed markets. During the reporting period, economic growth slowed in China and Latin America. Commodities prices declined around the world during the reporting period, hurting many commodities-driven emerging market countries. Late in the reporting period, concern that the Fed would begin to taper its bond-buying program led investors to abandon emerging market holdings, including both bonds and stocks. In the past several years, emerging markets have benefited from investors seeking higher yielding alternatives in a low-interest rate environment. Similarly, frontier markets delivered mixed results as some struggled with a decline in commodities prices and slowing economic growth, as well as investors’ retreat from frontier market holdings.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.10%	(0.15)%	0.29%	0.10%	(0.15)%	0.29%
Since Inception	0.67%	0.80%	0.91%	1.07%	1.27%	1.44%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$898.90	$1.82	$1,000.00	$1,023.30	$1.94	0.38%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

The iShares MSCI Global Agriculture Producers ETF (the “Fund”), formerly the iShares MSCI Global Agriculture Producers Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI Select Agriculture Producers Investable Market IndexSM (the “Index”). The Index is designed to measure the combined performance of equity securities of companies primarily engaged in the business of agriculture in both developed and emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 0.10%, net of fees, while the total return for the Index was 0.29%.

The Index’s performance was mixed throughout the reporting period, tracking the major global market indexes until about February 2013, after which it began to decline.

In an environment of lower agricultural commodity prices, the U.S. and European Union were selling wheat during the reporting period at the fastest rate since 2007, reducing inventories even as farmers produced a record crop. Sales during the summer of 2013 rose 38% from last year, as China and Brazil stepped up their buying activity. Between January 1, 2013 and August 31, 2013, the price of wheat declined 17% while the price of corn dropped 33%. In August 2013, cheaper grain depressed global food prices as tracked by the United Nations to a 14-month low.

The agricultural industry is directly impacted by the political process. As of August 31, 2013, the U.S. House of Representatives had not yet passed the Agriculture Reform, Food and Jobs Act of 2013. The so-called “Farm Bill,” which was first created during the 1930s Depression, is passed by Congress about every five years and contains subsidies to farmers, money for food stamps as well as nutritional programs. The 2013 version was passed by the U.S. Senate in June 2013.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector/Investment Type	Percentage of Net Assets

Chemicals	50.64%
Agriculture	17.37
Machinery	14.57
Food	11.17
Auto Manufacturers	2.83
Investment Companies	0.65
Other*	2.44
Short-Term and Other Net Assets	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Monsanto Co.	14.50%
Syngenta AG Registered (Switzerland)	10.13
Deere & Co.	8.56
Potash Corp. of Saskatchewan Inc. (Canada)	7.10
Archer-Daniels-Midland Co.	6.42
Kubota Corp. (Japan)	3.89
Agrium Inc. (Canada)	3.56
Mosaic Co. (The)	3.44
CF Industries Holdings Inc.	3.14
Bunge Ltd.	3.07

TOTAL	63.81%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.10%	5.33%	4.92%	5.10%	5.33%	4.92%
Since Inception	0.72%	0.64%	0.61%	1.13%	1.02%	0.97%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,013.20	$1.98	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

The iShares MSCI Global Energy Producers ETF (the “Fund”), formerly the iShares MSCI Global Energy Producers Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI Select Energy Producers Investable Market IndexSM (the “Index”). The Index is designed to measure the combined performance of equity securities of companies primarily engaged in the business of energy exploration and production in both developed and emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was 5.10%, net of fees, while the total return for the Index was 4.92%.

The Index’s performance was mixed throughout the reporting period, significantly lagging the major global market indexes beginning in March 2013.

The price of crude oil rose slightly from about $96 per barrel in the first week of September 2012 to $108 per barrel on August 31, 2013, dipping to a low of $85 in early November 2012. The crises in the Middle East, tightening global supply and positive momentum in U.S. manufacturing, strengthened oil prices to 18-month highs. Offsetting these factors, U.S. oil production is at its highest level in more than 20 years.

Despite relatively high oil prices and record production, oil companies faced declining profits and thus downward pressure on stock prices. The world’s growth in demand for energy is in emerging market countries where they have a smaller market presence.

Meanwhile, natural gas production is booming in the U.S., with inventories hitting an all-time high of nearly 4 trillion cubic feet. In 2013, cold winter weather across the U.S. boosted natural gas demand, using up some of the excess inventory. Prices doubled from 2012 lows to about $4 per million Btu.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Oil & Gas	97.23%
Coal	1.59
Mining	0.39
Chemicals	0.06
Energy-Alternate Sources	0.04
Transportation	0.01
Short-Term and Other Net Assets	0.68

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Exxon Mobil Corp.	15.00%
Chevron Corp.	9.05
BP PLC (United Kingdom)	5.10
Royal Dutch Shell PLC Class A (United Kingdom)	4.70
Total SA (France)	4.55
Royal Dutch Shell PLC Class B (United Kingdom)	3.39
ConocoPhillips	2.95
Occidental Petroleum Corp.	2.75
BG Group PLC (United Kingdom)	2.51
Eni SpA (Italy)	2.27

TOTAL	52.27%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL GOLD MINERS ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(41.28)%	(41.57)%	(41.26)%	(41.28)%	(41.57)%	(41.26)%
Since Inception	(37.68)%	(37.58)%	(37.61)%	(52.71)%	(52.58)%	(52.62)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$727.30	$1.70	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL GOLD MINERS ETF

The iShares MSCI Global Gold Miners ETF (the “Fund”), formerly the iShares MSCI Global Gold Miners Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI Select Gold Miners Investable Market IndexSM (the “Index”). The Index is designed to measure the combined performance of equity securities of companies primarily engaged in the business of gold mining in both developed and emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -41.28%, net of fees, while the total return for the Index was -41.26%.

The Index’s performance was steadily negative throughout the reporting period, mirroring declines in the price of gold in a low inflation environment. On August 31, 2013, the price of gold was $1,395 an ounce, down from $1,649 an ounce on August 31, 2012.

When interest rates rise, gold prices often decline because investors are comparing an asset such as a bond that pays interest with gold, a metal which does not pay any income. In contrast, gold mining companies can and do pay dividends. However, declining gold prices put pressure on mining companies that still have high production costs.

Because gold prices are sensitive to interest rates, the actions of the Fed are closely watched by investors in the gold market. Any hint that the Fed was going to stop its monthly purchase of $85 billion in government bonds to keep interest rates low was interpreted as a negative by gold investors.

Another factor affecting gold prices is geopolitical uncertainty. Gold rallied in August 2013 when it appeared as though there would be a U.S. military strike against Syria, and then eased when the U.S. and Russia began to negotiate a resolution.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Mining	99.86%
Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Goldcorp Inc. (Canada)	16.69%
Barrick Gold Corp. (Canada)	12.88
Newmont Mining Corp.	10.34
Newcrest Mining Ltd. (Australia)	4.97
Yamana Gold Inc. (Canada)	4.76
Randgold Resources Ltd. (United Kingdom)	4.64
Kinross Gold Corp. (Canada)	4.37
Eldorado Gold Corp. (Canada)	4.35
Agnico-Eagle Mines Ltd. (Canada)	4.34
AngloGold Ashanti Ltd. (South Africa)	3.97

TOTAL	71.31%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(2.68)%	(4.88)%	(2.90)%	(2.68)%	(4.88)%	(2.90)%
Since Inception	(16.49)%	(17.09)%	(16.72)%	(24.83)%	(25.68)%	(25.16)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$859.40	$1.83	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

The iShares MSCI Global Metals & Mining Producers ETF (the “Fund”), formerly the iShares MSCI Global Select Metals & Mining Producers Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI Select Metals & Mining Producers Ex Gold & Silver Investable Market IndexSM (the “Index”). The Index is designed to measure the combined performance of equity securities of companies primarily involved in the extraction and production of diversified metals, aluminum, steel, and precious metals and minerals, excluding gold and silver, in both developed and emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -2.68%, net of fees, while the total return for the Index was -2.90%.

The Index’s performance was steadily negative from about the beginning of 2013 through the middle of the calendar year, mirroring declining metals prices in a low inflation environment.

Since 2011, inflation has fallen steadily in both developed and emerging markets. For the reporting period, inflation in the U.S., the euro zone and Japan was only 1.5%, 1.3% and 0.7%, respectively. In the Czech Republic and South Korea, inflation was just 1.3%. Investors generally perceive precious metals as a hedge against inflation.

However, the Index rallied slightly during July and August 2013 due to improving economic data. Industrial demand plays a major role in the price of metals such as copper and platinum, which are used widely in consumer electronics and automobile manufacturing. In August 2013, euro zone service and manufacturing companies reported their highest business activity in more than two years.

Finally, geopolitical uncertainty often causes metals prices to rise. Metals rallied in August 2013 when it appeared as though there would be a U.S. military strike against Syria, and then eased when the U.S. and Russia began to negotiate a resolution.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Mining	65.66%
Iron & Steel	30.15
Metal Fabricate & Hardware	1.74
Other*	1.91
Short-Term and Other Net Assets	0.54

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

BHP Billiton Ltd. (Australia)	12.89%
BHP Billiton PLC (United Kingdom)	7.72
Rio Tinto PLC (United Kingdom)	7.22
Glencore International PLC (United Kingdom)	6.30
Anglo American PLC (United Kingdom)	4.02
Freeport-McMoRan Copper & Gold Inc.	3.94
Vale SA Class A (Preferred) (Brazil)	3.32
Rio Tinto Ltd. (Australia)	2.85
Nippon Steel & Sumitomo Metal Corp. (Japan)	2.80
POSCO (South Korea)	2.41

TOTAL	53.47%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL SILVER MINERS ETF

Performance as of August 31, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(32.49)%	(30.68)%	(32.56)%	(32.49)%	(30.68)%	(32.56)%
Since Inception	(29.68)%	(29.29)%	(29.64)%	(42.74)%	(42.24)%	(42.68)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$775.70	$1.75	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL SILVER MINERS ETF

The iShares MSCI Global Silver Miners ETF (the “Fund”), formerly the iShares MSCI Global Silver Miners Fund, seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI ACWI Select Silver Miners Investable Market IndexSM (the “Index”). The Index is designed to measure the combined performance of equity securities of companies primarily engaged in the business of silver mining in both developed and emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2013, the total return for the Fund was -32.49%, net of fees, while the total return for the Index was -32.56%.

The Index’s performance was steadily negative throughout the first 10 months of the reporting period, but rallied in July and August 2013.

On August 31, 2013, the price of silver was $23.64 an ounce, down from $30.52 an ounce on August 31, 2012, a 23% decline over the reporting period. However, silver was trading at under $20 per ounce earlier in 2013, so investors have seen a slight rebound in recent months.

There are at least three factors that affect the price of silver: industrial demand, interest rate trends and geopolitical tensions.

Unlike the market for gold, industrial demand plays a major role in the price of silver, which is used widely in consumer electronics. Positive data from some of the world’s biggest economies such as China and Europe helped boost the price of silver.

However, silver prices can be adversely affected by the prospect of rising interest rates, because unlike metals, competing investments such as bonds pay interest. Because silver prices are sensitive to interest rates, the actions of the Fed are often closely watched by investors in the silver market. Any hint that the Fed was going to stop its monthly purchase of $85 billion in government bonds to keep interest rates low was interpreted as a negative by silver investors.

Another factor affecting silver prices is geopolitical uncertainty. Silver and other metals rallied in August 2013 when it appeared as though there would be a U.S. military strike against Syria, and then eased when the U.S. and Russia began to negotiate a resolution.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Mining	99.75%
Short-Term and Other Net Assets	0.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Silver Wheaton Corp. (Canada)	22.79%
Industrias Penoles SAB de CV (Mexico)	9.81
Fresnillo PLC (United Kingdom)	7.60
Tahoe Resources Inc. (Canada)	4.81
Compania de Minas Buenaventura SA SP ADR (Peru)	4.61
First Majestic Silver Corp. (Canada)	4.40
Coeur Mining Inc.	4.23
Pan American Silver Corp. (Canada)	4.17
Hecla Mining Co.	4.15
AuRico Gold Inc. (Canada)	3.60

TOTAL	70.17%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 98.31%

AUSTRALIA — 0.93%
Australian Agricultural Co. Ltd.[a]	21,982	$21,732
GrainCorp Ltd. Class A	18,241	202,104
Nufarm Ltd.	17,777	74,416
Tassal Group Ltd.	13,601	35,493

		333,745
BRAZIL — 0.40%
BrasilAgro — Companhia Brasileira Propriedades Agricolas[a]	2,900	11,467
Fertilizantes Heringer SAa	2,900	10,125
Sao Martinho SA	4,000	45,600
SLC Agricola SA	5,800	47,577
Tereos Internacional SA	23,200	26,936

		141,705
CANADA — 10.75%
AG Growth International Inc.	942	31,495
Agrium Inc.	14,877	1,270,659
Potash Corp. of Saskatchewan Inc.	85,927	2,537,327

		3,839,481
CHILE — 0.11%
AquaChile SAa	34,017	16,361
Empresas Iansa SA	260,594	8,735
Multiexport Foods SAa	74,414	13,866

		38,962
CHINA — 1.09%
Asian Citrus Holdings Ltd.	87,000	32,873
Century Sunshine Group Holdings Ltd.	145,000	16,081
China Agri-Industries Holdings Ltd.	204,200	95,854
China BlueChemical Ltd. Class H	174,000	91,326
China Modern Dairy Holdings Ltd.[a]	185,000	61,791
First Tractor Co. Ltd. Class H	58,000	35,678
Global Bio-Chem Technology Group Co. Ltd.[a]	232,000	18,849
Sinofert Holdings Ltd.[b]	232,000	36,201

		388,653
DENMARK — 0.35%
Auriga Industries A/S Class Ba	1,827	64,427
East Asiatic Co. Ltd. A/Sa	1,258	20,347
United International Enterprises Ltd.	232	40,147

		124,921
FINLAND — 0.04%
HKScan OYJ Class A	2,987	14,809

		14,809

Security	Shares	Value

FRANCE — 0.24%
Naturex	464	$35,853
Vilmorin & Cie SA	417	49,581

		85,434
GERMANY — 2.10%
K+S AG Registered[b]	17,342	419,955
KWS Saat AG	232	74,399
Suedzucker AG	7,975	256,744

		751,098
HONG KONG — 0.04%
Pacific Andes International Holdings Ltd.	312,000	13,479

		13,479
INDONESIA — 1.25%
PT Astra Agro Lestari Tbk	34,500	62,397
PT Bisi International Tbk	145,000	7,967
PT BW Plantation Tbk	165,000	13,750
PT Charoen Pokphand Indonesia Tbk	739,500	228,554
PT Japfa Comfeed Indonesia Tbk	507,500	54,840
PT Malindo Feedmill Tbk	78,000	18,393
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	304,500	41,548
PT Sampoerna Agro Tbk	63,500	10,467
PT Tunas Baru Lampung Tbk	223,000	9,700

		447,616
ISRAEL — 1.17%
Israel Chemicals Ltd.	43,645	304,054
Israel Corp. Ltd. (The)[a]	272	115,724

		419,778
ITALY — 2.85%
Fiat Industrial SpA	84,668	1,012,046
Societa per la Bonifica dei Terreni Ferraresi e Imprese Agricole SpA	145	6,837

		1,018,883
JAPAN — 5.35%
Hokuto Corp.	4,000	70,163
Iseki & Co. Ltd.	11,000	35,540
Kubota Corp.	102,000	1,388,901
Maruha Nichiro Holdings Inc.	69,000	129,399
Mitsui Sugar Co. Ltd.	11,000	35,091
Nippon Beet Sugar Manufacturing Co. Ltd.	11,000	19,283
Nippon Meat Packers Inc.	11,000	154,829
Sakata Seed Corp.	5,800	76,908

		1,910,114

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2013

Security	Shares	Value

MALAYSIA — 3.34%
Felda Global Ventures Holdings Bhd	124,700	$165,900
Genting Plantations Bhd	21,400	61,827
Hap Seng Plantations Holdings Bhd	24,300	18,568
IJM Plantations Bhd	30,100	26,391
IOI Corp. Bhd	284,200	467,214
Kim Loong Resources Bhd	11,600	8,158
Kuala Lumpur Kepong Bhd	46,400	303,989
QL Resources Bhd	34,800	36,021
Rimbunan Sawit Bhd	53,300	12,981
Sarawak Oil Palms Bhd	14,500	24,279
TDM Bhd	60,200	14,662
TH Plantations Bhd	26,100	13,110
TSH Resources Bhd	34,800	24,367
United Malacca Bhd	6,900	15,124

		1,192,591
NETHERLANDS — 0.90%
Nutreco NV	6,844	321,272

		321,272
NORWAY — 3.22%
Austevoll Seafood ASA	9,860	53,576
Cermaq ASA	4,234	69,778
Leroey Seafood Group ASA	1,885	46,291
Marine Harvest ASA	277,965	257,849
Yara International ASA	18,270	721,439

		1,148,933
POLAND — 0.46%
Grupa Azoty SA	4,031	90,885
Kernel Holding SAa	4,988	73,023

		163,908
RUSSIA — 1.78%
Uralkali OJSC	133,400	634,895

		634,895
SINGAPORE — 2.63%
Bumitama Agri Ltd.[b]	40,000	30,076
First Resources Ltd.[b]	58,000	83,133
GMG Global Ltd.	330,000	26,622
Golden Agri-Resources Ltd.	725,000	317,995
Indofood Agri Resources Ltd.[b]	40,000	24,281
Wilmar International Ltd.	185,000	456,432

		938,539
SOUTH AFRICA — 0.65%
Astral Foods Ltd.	3,712	34,035
Illovo Sugar Ltd.	23,432	75,506

Security	Shares	Value

Tongaat Hulett Ltd.	10,759	$123,969

		233,510
SOUTH KOREA — 0.34%
Dongwon Industries Co. Ltd.	145	37,751
Harim Co. Ltd.[a,b]	3,984	13,602
Namhae Chemical Corp.	3,300	22,148
Nong Woo Bio Co. Ltd.	812	16,056
Sajo Industries Co. Ltd.[a]	120	3,708
Silla Co. Ltd.	690	15,726
TS Corp.	400	11,171

		120,162
SPAIN — 0.00%
Pescanova SAa,c	414	—

		—
SWEDEN — 0.05%
Black Earth Farming Ltd. SDR[a]	16,154	16,670

		16,670
SWITZERLAND — 10.13%
Syngenta AG Registered	9,251	3,619,439

		3,619,439
TAIWAN — 0.62%
Sesoda Corp.	11,550	12,042
Sinon Corp.	58,000	28,686
Taiwan Fertilizer Co. Ltd.	69,000	158,409
Taiyen Biotech Co. Ltd.	29,000	24,179

		223,316
THAILAND — 0.65%
Charoen Pokphand Foods PCL NVDR	267,900	193,081
GFPT PCL NVDR[a]	56,200	15,102
Khon Kaen Sugar Industry PCL NVDR	62,000	24,268

		232,451
TURKEY — 0.08%
Bagfas Bandirma Gubre Fabrikalari AS	649	10,985
Gubre Fabrikalari TAS[a]	2,813	17,044

		28,029
UNITED STATES — 46.79%
AGCO Corp.	9,715	549,480
Alico Inc.	406	16,346
American Vanguard Corp.	2,523	63,277
Archer-Daniels-Midland Co.	65,076	2,291,326
Bunge Ltd.	14,471	1,096,612
Cal-Maine Foods Inc.	1,392	63,517
CF Industries Holdings Inc.	5,887	1,120,532

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2013

Security	Shares	Value

Darling International Inc.[a]	11,774	$238,188
Deere & Co.	36,540	3,056,206
Dole Food Co. Inc.[a]	3,538	48,541
Fresh Del Monte Produce Inc.	3,886	112,150
Ingredion Inc.	7,627	480,043
Intrepid Potash Inc.	5,974	74,317
Lindsay Corp.	1,374	104,452
Monsanto Co.	52,896	5,177,990
Mosaic Co. (The)	29,522	1,229,591
Pilgrim’s Pride Corp.[a]	6,583	100,917
Sanderson Farms Inc.	2,088	136,722
Scotts Miracle-Gro Co. (The) Class A	4,321	227,760
Smithfield Foods Inc.[a]	13,108	439,511
Titan International Inc.	5,075	82,418

		16,709,896

TOTAL COMMON STOCKS
(Cost: $38,181,106)		35,112,289

INVESTMENT COMPANIES — 0.65%

INDIA — 0.65%
iShares India 50 ETF[d]	12,191	230,532

		230,532

TOTAL INVESTMENT COMPANIES
(Cost: $291,403)		230,532

PREFERRED STOCKS — 0.71%

CHILE — 0.71%
Sociedad Quimica y Minera de Chile SA Series B	9,744	252,678

		252,678

TOTAL PREFERRED STOCKS
(Cost: $502,847)		252,678

RIGHTS — 0.00%

ITALY — 0.00%
Fiat Industrial SpA[a]	84,564	41

		41

TOTAL RIGHTS
(Cost: $0)		41

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.63%

MONEY MARKET FUNDS — 1.63%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[d,e,f]	534,304	$534,304
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[d,e,f]	33,928	33,928
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	15,459	15,459

		583,691

TOTAL SHORT-TERM INVESTMENTS
(Cost: $583,691)		583,691

TOTAL INVESTMENTS IN SECURITIES — 101.30%
(Cost: $39,559,047)		36,179,231
Other Assets, Less Liabilities — (1.30)%		(463,267)

NET ASSETS — 100.00%		$35,715,964

NVDR	— Non-Voting Depositary Receipts
SDR	— Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 97.94%

AUSTRALIA — 1.81%
Aurora Oil and Gas Ltd.[a]	1,100	$3,233
AWE Ltd.[a]	938	1,090
Beach Energy Ltd.	2,211	2,747
Buru Energy Ltd.[a]	324	494
Caltex Australia Ltd.	240	4,042
Drillsearch Energy Ltd.[a]	812	1,038
Energy Resources of Australia Ltd.[a]	308	376
Horizon Oil Ltd.[a]	1,626	471
Karoon Gas Australia Ltd.[a]	312	1,489
Linc Energy Ltd.[a]	812	1,085
Paladin Energy Ltd.[a]	1,324	660
Red Fork Energy Ltd.[a]	1,350	535
Roc Oil Co. Ltd.[a]	1,350	649
Santos Ltd.	1,830	24,318
Senex Energy Ltd.[a]	1,285	853
Whitehaven Coal Ltd.	1,348	2,383
Woodside Petroleum Ltd.	1,230	41,826

		87,289
AUSTRIA — 0.28%
OMV AG	296	13,633

		13,633
BRAZIL — 0.78%
HRT Participacoes em Petroleo SAa	400	253
Petroleo Brasileiro SA	5,400	36,277
QGEP Participacoes SA	200	981

		37,511
CANADA — 10.08%
Advantage Oil & Gas Ltd.[a]	272	988
Angle Energy Inc.[a]	108	280
ARC Resources Ltd.	586	14,010
Athabasca Oil Corp.[a]	600	4,289
Bankers Petroleum Ltd.[a]	422	1,420
Baytex Energy Corp.	248	9,792
Bellatrix Exploration Ltd.[a]	174	1,112
Birchcliff Energy Ltd.[a]	158	1,063
BlackPearl Resources Inc.[a]	470	918
Bonavista Energy Corp.	312	3,848
Bonterra Energy Corp.	56	2,736
Cameco Corp.	718	13,647
Canacol Energy Ltd.[a]	160	595
Canadian Natural Resources Ltd.	2,026	61,727
Canadian Oil Sands Ltd.	882	16,897

Security	Shares	Value

Cenovus Energy Inc.	1,420	$40,625
Cequence Energy Ltd.[a]	200	288
Crescent Point Energy Corp.	722	26,296
Crew Energy Inc.[a]	180	1,025
DeeThree Exploration Ltd.[a]	168	1,433
Denison Mines Corp.[a]	538	612
Encana Corp.	1,348	22,988
Enerplus Corp.	418	6,907
Freehold Royalties Ltd.	90	2,018
Husky Energy Inc.	660	18,632
Imperial Oil Ltd.	552	23,013
Ithaca Energy Inc.[a]	538	1,005
Legacy Oil & Gas Inc. Class Aa	226	1,313
Lightstream Resources Ltd.	399	2,735
Long Run Exploration Ltd.[a]	228	962
MEG Energy Corp.[a]	308	9,953
NuVista Energy Ltd.[a]	156	1,097
Pacific Rubiales Energy Corp.	610	11,525
Paramount Resources Ltd. Class Aa	88	2,791
Parex Resources Inc.[a]	200	1,096
Pengrowth Energy Corp.	1,125	6,207
Penn West Petroleum Ltd.	858	9,663
Peyto Exploration & Development Corp.	284	7,740
Sprott Resource Corp.	206	547
Suncor Energy Inc.	2,876	96,784
Surge Energy Inc.	200	1,124
Tag Oil Ltd.[a]	200	849
Talisman Energy Inc.	1,932	20,604
Tourmaline Oil Corp.[a]	302	11,652
TransGlobe Energy Corp.[a]	116	806
Trilogy Energy Corp.	96	2,497
Twin Butte Energy Ltd.	600	1,035
Uranium One Inc.[a]	850	2,232
Vermilion Energy Inc.	190	10,192
Whitecap Resources Inc.	318	3,346

		484,914
CHINA — 3.24%
China Coal Energy Co. Class H	8,000	4,715
China Qinfa Group Ltd.	4,000	320
China Shenhua Energy Co. Ltd. Class H	7,000	21,755
CNOOC Ltd.	34,000	67,523
Hidili Industry International Development Ltd.[a,b]	4,000	681
Kunlun Energy Co. Ltd.	8,000	11,658
MIE Holdings Corp.	4,000	882

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2013

Security	Shares	Value

PetroChina Co. Ltd. Class H	40,000	$43,536
Sino Oil And Gas Holdings Ltd.[a,b]	50,000	1,264
Yanzhou Coal Mining Co. Ltd. Class H	4,000	3,559

		155,893
COLOMBIA — 0.42%
Ecopetrol SA SP ADR	448	20,008

		20,008
FINLAND — 0.08%
Neste Oil OYJ	210	3,849

		3,849
FRANCE — 4.62%
Esso SA Francaise	8	517
Etablissements Maurel et Prom	148	2,435
MPI	96	443
Total SA	3,958	218,755

		222,150
GREECE — 0.06%
Hellenic Petroleum SA	135	1,228
Motor Oil (Hellas) Corinth Refineries SA	176	1,639

		2,867
HONG KONG — 0.01%
Mongolia Energy Corp. Ltd.[a]	8,000	263

		263
HUNGARY — 0.14%
MOL Hungarian Oil and Gas PLC	94	6,653

		6,653
INDIA — 0.54%
Reliance Industries Ltd. SP GDR[c]	1,034	26,015

		26,015
INDONESIA — 0.26%
PT Adaro Energy Tbk	39,000	3,321
PT Benakat Petroleum Energy Tbk[a]	29,000	319
PT Bukit Asam (Persero) Tbk	2,000	2,216
PT Energi Mega Persada Tbk[a]	53,000	374
PT Indo Tambangraya Megah Tbk	1,000	2,935
PT Medco Energi Internasional Tbk	11,000	2,367
PT Sugih Energy Tbk[a]	23,000	937

		12,469
ISRAEL — 0.07%
Naphtha Israel Petroleum Corp. Ltd.[a]	123	714
Oil Refineries Ltd.[a]	2,218	870
Paz Oil Co. Ltd.[a]	12	1,855

		3,439

Security	Shares	Value

ITALY — 2.32%
Eni SpA	4,802	$109,416
ERG SpA	172	1,674
Saras SpA[a]	582	702

		111,792
JAPAN — 1.16%
Cosmo Oil Co. Ltd.[a]	2,000	4,138
INPEX Corp.	4	18,162
Japan Petroleum Exploration Co. Ltd.	100	4,474
JX Holdings Inc.	4,400	23,320
Showa Shell Sekiyu K.K.	600	5,975

		56,069
MALAYSIA — 0.04%
Petron Malaysia Refining & Marketing Bhd	1,800	1,770

		1,770
NEW ZEALAND — 0.01%
New Zealand Oil & Gas Ltd.	968	640

		640
NORWAY — 1.06%
Det norske oljeselskap ASA[a]	94	1,242
DNO International ASA[a]	1,152	2,496
Norwegian Energy Co. ASA[a]	694	255
Statoil ASA	2,146	47,062

		51,055
POLAND — 0.23%
Grupa Lotos SAa	84	988
Lubelski Wegiel Bogdanka SAa	64	2,244
Polski Koncern Naftowy Orlen SA	558	7,754

		10,986
PORTUGAL — 0.23%
Galp Energia SGPS SA Class B	650	10,915

		10,915
RUSSIA — 2.52%
LUKOIL OAO	974	56,285
NovaTek OAO SP GDR[d]	178	21,325
Rosneft Oil Co. OJSC	2,350	17,382
Surgutneftegas OJSC	13,200	10,334
Tatneft OAO Class S	2,580	16,171

		121,497
SOUTH AFRICA — 0.11%
Exxaro Resources Ltd.	348	5,518

		5,518

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2013

Security	Shares	Value

SOUTH KOREA — 0.47%
S-Oil Corp.	102	$7,057
SK Innovation Co. Ltd.	124	15,639

		22,696
SPAIN — 0.77%
Repsol SA	1,594	36,898

		36,898
SWEDEN — 0.20%
Alliance Oil Co. Ltd. SDR[a]	142	1,017
Lundin Petroleum ABa	394	8,434

		9,451
THAILAND — 0.50%
Bangchak Petroleum PCL NVDR	1,000	986
Banpu PCL NVDR	300	2,572
Esso (Thailand) PCL NVDR	6,400	1,233
IRPC PCL NVDR	29,800	2,759
PTT Exploration & Production PCL NVDR	2,631	13,609
Thai Oil PCL NVDR	1,600	2,709

		23,868
TURKEY — 0.13%
Turkiye Petrol Rafinerileri AS	322	6,193

		6,193
UNITED KINGDOM — 17.05%
Afren PLC[a]	1,888	4,065
Amerisur Resources PLC[a]	1,274	867
Anglo Pacific Group PLC	212	643
BG Group PLC	6,368	120,868
Bowleven PLC[a]	676	612
BP PLC	35,568	245,500
Cairn Energy PLC[a]	1,010	4,258
EnQuest PLC[a]	1,766	3,398
Essar Energy PLC[a]	568	1,120
Faroe Petroleum PLC[a]	328	641
Gulf Keystone Petroleum Ltd.[a,b]	1,480	4,012
Hargreaves Services PLC	54	678
Heritage Oil PLC[a]	340	916
Ophir Energy PLC[a]	964	4,809
Premier Oil PLC	986	5,488
Rockhopper Exploration PLC[a]	482	844
Royal Dutch Shell PLC Class A	7,006	226,235
Royal Dutch Shell PLC Class B	4,849	162,995
Salamander Energy PLC[a]	485	960
SOCO International PLC[a]	434	2,673

Security	Shares	Value

Tullow Oil PLC	1,724	$26,882
Xcite Energy Ltd.[a]	1,084	1,874

		820,338
UNITED STATES — 48.75%
Abraxas Petroleum Corp.[a]	126	317
Anadarko Petroleum Corp.	926	84,655
Apache Corp.	730	62,546
Approach Resources Inc.[a]	92	2,144
Berry Petroleum Co. Class A	82	3,374
Bill Barrett Corp.[a]	94	2,024
Bonanza Creek Energy Inc.[a]	46	1,826
BPZ Resources Inc.[a]	158	360
Cabot Oil & Gas Corp.	796	31,147
Carrizo Oil & Gas Inc.[a]	64	2,193
Chesapeake Energy Corp.	1,004	25,913
Chevron Corp.	3,614	435,234
Cimarex Energy Co.	154	12,907
Clayton Williams Energy Inc.[a]	12	591
Cloud Peak Energy Inc.[a]	176	2,770
Cobalt International Energy Inc.[a]	540	13,176
Comstock Resources Inc.	84	1,226
Concho Resources Inc.[a]	198	19,109
ConocoPhillips	2,138	141,749
CONSOL Energy Inc.	456	14,241
Contango Oil & Gas Co.	44	1,578
Continental Resources Inc.[a]	82	7,565
CVR Energy Inc.	32	1,370
Delek US Holdings Inc.	64	1,591
Denbury Resources Inc.[a]	728	12,587
Devon Energy Corp.	732	41,790
Diamondback Energy Inc.[a]	61	2,455
Energen Corp.	134	8,886
Energy XXI (Bermuda) Ltd.	122	3,242
EOG Resources Inc.	504	79,153
EPL Oil & Gas Inc.[a]	82	2,775
EQT Corp.	282	24,173
EXCO Resources Inc.	236	1,718
Exxon Mobil Corp.	8,280	721,685
Forest Oil Corp.[a]	198	1,101
Goodrich Petroleum Corp.[a]	48	1,030
Gulfport Energy Corp.[a]	144	8,496
Halcon Resources Corp.[a]	377	1,791
Hess Corp.	576	43,114
HollyFrontier Corp.	348	15,479
Kodiak Oil & Gas Corp.[a]	564	5,634

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2013

Security	Shares	Value

Laredo Petroleum Holdings Inc.[a]	128	$3,361
Linn Co LLC	62	1,716
Magnum Hunter Resources Corp.[a]	500	2,325
Marathon Oil Corp.	1,304	44,897
Marathon Petroleum Corp.	616	44,666
Matador Resources Co.[a]	114	1,931
Newfield Exploration Co.[a]	244	5,812
Noble Energy Inc.	664	40,789
Northern Oil and Gas Inc.[a]	100	1,288
Oasis Petroleum Inc.[a]	138	5,410
Occidental Petroleum Corp.	1,500	132,315
PDC Energy Inc.[a]	68	3,902
Peabody Energy Corp.	490	8,428
Penn Virginia Corp.[a]	82	394
PetroQuest Energy Inc.[a]	98	412
Pioneer Natural Resources Co.	250	43,742
QEP Resources Inc.	324	8,852
Quicksilver Resources Inc.[a]	160	267
Range Resources Corp.	298	22,344
Resolute Energy Corp.[a]	106	831
Rex Energy Corp.[a]	66	1,373
Rosetta Resources Inc.[a]	124	5,770
Sanchez Energy Corp.[a]	56	1,353
SandRidge Energy Inc.[a]	656	3,378
SM Energy Co.	138	9,428
Solazyme Inc.[a]	76	855
Southwestern Energy Co.[a]	644	24,601
Stone Energy Corp.[a]	108	2,959
Swift Energy Co.[a]	74	835
Tesoro Corp.	256	11,799
Ultra Petroleum Corp.[a]	286	5,920
VAALCO Energy Inc.[a]	96	534
Valero Energy Corp.	1,024	36,383
W&T Offshore Inc.	58	896
Warren Resources Inc.[a]	102	292
Western Refining Inc.	124	3,637
Whiting Petroleum Corp.[a]	212	10,700
WPX Energy Inc.[a]	356	6,643

		2,345,753

TOTAL COMMON STOCKS
(Cost: $4,858,431)		4,712,392

Security	Shares	Value

PREFERRED STOCKS — 1.38%

BRAZIL — 1.20%
Petroleo Brasileiro SA	8,200	$57,950

		57,950
RUSSIA — 0.18%
Surgutneftegas OJSC	12,800	8,648

		8,648

TOTAL PREFERRED STOCKS
(Cost: $120,759)		66,598

SHORT-TERM INVESTMENTS — 0.26%

MONEY MARKET FUNDS — 0.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[e,f,g]	6,544	6,544
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	416	416
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	5,287	5,287

		12,247

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,247)		12,247

TOTAL INVESTMENTS IN SECURITIES — 99.58%
(Cost: $4,991,437)		4,791,237
Other Assets, Less Liabilities — 0.42%		20,101

NET ASSETS — 100.00%		$4,811,338

NVDR  —  Non-Voting Depositary Receipts

SDR  —  Swedish Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI GLOBAL GOLD MINERS ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.86%

AUSTRALIA — 8.55%
Kingsgate Consolidated Ltd.	127,209	$252,656
Medusa Mining Ltd.	109,230	256,834
Newcrest Mining Ltd.	161,172	1,903,444
Northern Star Resources Ltd.	291,390	253,038
Resolute Mining Ltd.	370,722	315,325
Silver Lake Resources Ltd.[a]	335,280	292,645

		3,273,942
CANADA — 58.14%
Agnico-Eagle Mines Ltd.	55,242	1,662,654
Alacer Gold Corp.	124,608	382,719
Argonaut Gold Inc.[a]	65,076	449,098
AuRico Gold Inc.	104,808	448,084
B2Gold Corp.[a]	259,974	690,044
Barrick Gold Corp.	258,720	4,932,088
Centerra Gold Inc.	85,338	537,963
China Gold International Resources Corp. Ltd.[a]	123,420	458,628
Eldorado Gold Corp.	195,690	1,663,986
Goldcorp Inc.	216,744	6,389,931
Kinross Gold Corp.	304,062	1,674,661
Osisko Mining Corp.[a]	161,238	799,388
SEMAFO Inc.	166,056	347,885
Yamana Gold Inc.	159,720	1,822,949

		22,260,078
CHINA — 1.28%
China Precious Metal Resources Holdings Co. Ltd.[a,b]	2,244,000	335,685
Lingbao Gold Co. Ltd. Class H	660,000	154,906

		490,591
PERU — 2.10%
Compania de Minas Buenaventura SA SP ADR	63,618	803,495

		803,495
SOUTH AFRICA — 10.61%
AngloGold Ashanti Ltd.	111,276	1,521,203
DRDGOLD Ltd.[b]	514,470	305,939
Gold Fields Ltd.	237,006	1,247,632
Harmony Gold Mining Co. Ltd.	151,272	570,907
Sibanye Gold Ltd.[a]	404,052	415,849

		4,061,530
TURKEY — 0.91%
Koza Altin Isletmeleri AS	21,978	346,127

		346,127

Security	Shares	Value

UNITED KINGDOM — 6.82%
African Barrick Gold PLC	8,184	$24,054
Centamin PLC[a]	530,112	357,205
Highland Gold Mining Ltd.	197,406	242,767
Pan African Resources PLC[a]	1,024,980	210,085
Randgold Resources Ltd.	22,572	1,775,511

		2,609,622
UNITED STATES — 11.45%
Allied Nevada Gold Corp.[a]	46,398	215,287
Gold Resource Corp.	25,410	213,190
Newmont Mining Corp.	124,542	3,956,699

		4,385,176

TOTAL COMMON STOCKS
(Cost: $53,903,661)		38,230,561

SHORT-TERM INVESTMENTS — 1.62%

MONEY MARKET FUNDS — 1.62%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	563,002	563,002
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	35,750	35,750
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	22,733	22,733

		621,485

TOTAL SHORT-TERM INVESTMENTS
(Cost: $621,485)		621,485

TOTAL INVESTMENTS IN SECURITIES — 101.48%
(Cost: $54,525,146)		38,852,046
Other Assets, Less Liabilities — (1.48)%		(567,027)

NET ASSETS — 100.00%		$38,285,019

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 94.45%

AUSTRALIA — 18.95%
Alumina Ltd.[a]	701,346	$630,900
Aquarius Platinum Ltd.[a]	129,642	90,640
Arrium Ltd.	384,006	384,767
Atlas Iron Ltd.	248,583	178,227
BC Iron Ltd.	23,370	90,751
BHP Billiton Ltd.	901,836	28,715,111
BlueScope Steel Ltd.[a]	158,300	704,949
Cudeco Ltd.[a,b]	31,734	41,407
Discovery Metals Ltd.[a]	66,174	9,135
Fortescue Metals Group Ltd.	436,896	1,684,895
Grange Resources Ltd.	201,842	37,752
Iluka Resources Ltd.	117,834	1,128,200
Imdex Ltd.	58,548	35,981
Independence Group NL	64,328	213,705
Indophil Resources NLa	246,614	50,519
Kagara Ltd.[a,c]	1,161	—
Lynas Corp. Ltd.[a,b]	568,752	197,558
Metals X Ltd.[a]	223,614	20,912
Mount Gibson Iron Ltd.	220,416	141,346
OM Holdings Ltd.[a,b]	102,336	30,078
OZ Minerals Ltd.	87,698	330,398
PanAust Ltd.	139,236	270,343
Rio Tinto Ltd.	122,508	6,361,212
Sandfire Resources NLa,b	26,444	147,202
Sims Metal Management Ltd.	51,290	430,319
Sundance Resources Ltd.[a]	714,138	49,612
Syrah Resources Ltd.[a]	20,910	39,109
Tiger Resources Ltd.[a]	222,014	51,411
Western Areas NL	41,204	107,893
Western Desert Resources Ltd.[a]	73,308	43,745

		42,218,077
AUSTRIA — 0.62%
AMAG Austria Metall AGd	1,476	42,496
Voestalpine AG	31,364	1,338,919

		1,381,415
BELGIUM — 0.27%
Bekaert NV	11,316	401,830
Nyrstar NVa,b	43,418	202,096

		603,926
BRAZIL — 2.63%
Companhia Siderurgica Nacional SA	209,000	740,274

Security	Shares	Value

MMX Mineracao e Metalicos SAa	49,200	$44,912
Paranapanema SAa	49,400	88,526
Vale SA	344,400	4,986,643

		5,860,355
CANADA — 4.83%
Augusta Resource Corp.[a]	28,536	59,783
Capstone Mining Corp.[a]	89,298	186,232
Dominion Diamond Corp.[a]	20,664	258,178
Dundee Precious Metals Inc.[a,b]	26,690	167,240
First Quantum Minerals Ltd.	158,546	2,628,656
HudBay Minerals Inc.	47,846	313,863
Imperial Metals Corp.[a]	13,038	151,403
Ivanplats Ltd. Class Aa	82,164	152,660
Labrador Iron Ore Royalty Corp.	18,450	525,219
Lundin Mining Corp.[a]	146,246	601,676
Major Drilling Group International Inc.	24,476	156,847
Nevsun Resources Ltd.	55,842	176,806
North American Palladium Ltd.[a,b]	46,740	48,738
Northern Dynasty Minerals Ltd.[a]	21,770	43,131
Orbite Aluminae Inc.[a,b]	56,334	24,031
Sabina Gold & Silver Corp.[a]	33,948	39,261
Sherritt International Corp.	82,328	287,200
Taseko Mines Ltd.[a]	57,318	116,820
Teck Resources Ltd. Class B	160,884	4,044,595
Thompson Creek Metals Co. Inc.[a,b]	50,060	183,650
Turquoise Hill Resources Ltd.[a]	116,358	604,457

		10,770,446
CHILE — 0.22%
CAP SA	22,754	485,705

		485,705
CHINA — 1.30%
Aluminum Corp. of China Ltd. Class Ha,b	1,228,000	411,741
Bengang Steel Plates Co. Ltd. Class B	75,000	23,793
China Kingstone Mining Holdings Ltd.[a,c]	309,000	—
China Metal Recycling Holdings Ltd.[a,b,c]	132,000	—
China Rare Earth Holdings Ltd.[a]	492,000	74,869
China Vanadium Titano-Magnetite Mining Co. Ltd.[a]	246,000	39,338
Chongqing Iron & Steel Co. Ltd. Class Ha	244,000	33,669

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2013

Security	Shares	Value

CITIC Dameng Holdings Ltd.[a]	246,000	$20,303
Fosun International Ltd.	492,000	358,480
Honbridge Holdings Ltd.[a]	492,000	53,296
Huili Resources Group Ltd.[a,b]	492,000	121,820
Hunan Nonferrous Metal Corp. Ltd. Class Ha,b	492,000	152,275
Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	100,774	81,022
Jiangxi Copper Co. Ltd. Class H	368,000	709,007
MMG Ltd.[a]	488,000	110,131
North Mining Shares Co. Ltd.[a]	2,460,000	107,861
Shougang Concord International Enterprises Co. Ltd.[a,b]	1,476,000	74,234
Shougang Fushan Resources Group Ltd.	984,000	329,929
Tiangong International Co. Ltd.	492,000	119,916
Winsway Coking Coal Holding Ltd.[a,b]	492,000	36,165
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha,b	246,000	37,434

		2,895,283
FINLAND — 0.18%
Outokumpu OYJ[a,b]	277,119	166,773
Rautaruukki OYJ	26,690	187,933
Talvivaara Mining Co. PLC[a,b]	262,236	36,411

		391,117
FRANCE — 1.73%
Aperam	15,374	207,587
ArcelorMittal	285,606	3,657,917

		3,865,504
GERMANY — 1.48%
Aurubis AG	9,348	538,103
Salzgitter AG	11,684	442,938
ThyssenKrupp AGa	109,962	2,306,160

		3,287,201
GREECE — 0.13%
Mytilineos Holdings SAa	25,900	136,607
Viohalco Hellenic Copper and Aluminum Industry SAa	27,520	144,426

		281,033
HONG KONG — 0.05%
CST Mining Group Ltd.[a]	5,904,000	59,387
IRC Ltd.[a,b]	492,000	52,028

		111,415

Security	Shares	Value

INDIA — 0.70%
Sterlite Industries (India) Ltd. SP ADR	175,245	$1,051,470
Tata Steel Ltd. SP GDR[e]	125,952	501,793

		1,553,263
INDONESIA — 0.15%
PT Aneka Tambang (Persero) Tbk	861,000	104,865
PT Borneo Lumbung Energi & Metal Tbk[a]	1,722,000	31,539
PT Bumi Resources Minerals Tbk[a]	3,690,000	45,618
PT Central Omega Resources Tbk	492,000	18,022
PT Krakatau Steel (Persero) Tbk	1,414,000	60,859
PT Timah (Persero) Tbk	676,000	79,857

		340,760
JAPAN — 8.03%
Asahi Holdings Inc.	12,200	205,167
Dowa Holdings Co. Ltd.	82,000	735,463
Hitachi Metals Ltd.	31,000	373,144
JFE Holdings Inc.	147,600	3,276,490
Kobe Steel Ltd.[a]	738,000	1,180,920
Kyoei Steel Ltd.	12,200	199,945
Maruichi Steel Tube Ltd.	12,200	282,758
Mitsubishi Materials Corp.	345,000	1,353,769
Mitsui Mining & Smelting Co. Ltd.	122,000	285,991
Neturen Co. Ltd.	12,200	103,205
Nippon Coke & Engineering Co. Ltd.	123,000	140,407
Nippon Light Metal Holdings Co. Ltd.	209,000	266,269
Nippon Steel & Sumitomo Metal Corp.	2,182,400	6,228,120
Nisshin Steel Holdings Co. Ltd.	24,600	276,802
OSAKA Titanium technologies Co. Ltd.[b]	12,200	248,936
Sumitomo Light Metal Industries Ltd.	246,000	243,204
Sumitomo Metal Mining Co. Ltd.	127,000	1,716,374
Toho Titanium Co. Ltd.[b]	12,200	90,149
Tokyo Steel Manufacturing Co. Ltd.	36,800	180,409
TOPY Industries Ltd.	52,000	101,758
Yamato Kogyo Co. Ltd.	12,200	399,766

		17,889,046

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2013

Security	Shares	Value

MALAYSIA — 0.08%
Ann Joo Resources Bhd[a]	123,000	$44,935
CSC Steel Holdings Bhd	123,000	46,433
Lion Industries Corp. Bhd	172,200	47,181
Press Metal Bhd	61,400	39,441

		177,990
MEXICO — 1.74%
Grupo Mexico SAB de CV Series B	1,057,800	3,026,360
Grupo Simec SAB de CV Series Ba	24,600	90,297
Industrias CH SAB de CV Series Ba,b	49,200	282,922
Minera Frisco SAB de CV Series A1[a]	172,200	468,030

		3,867,609
NETHERLANDS — 0.04%
AMG Advanced Metallurgical Group NVa	9,840	86,206

		86,206
NORWAY — 0.45%
Norsk Hydro ASA	250,920	1,008,839

		1,008,839
PERU — 0.63%
Southern Copper Corp.	50,922	1,400,355

		1,400,355
PHILIPPINES — 0.06%
Atlas Consolidated Mining & Development Corp.	246,000	77,220
Nickel Asia Corp.	172,200	60,849

		138,069
POLAND — 0.77%
Impexmetal SAa	24,968	22,518
Jastrzebska Spolka Weglowa SA	10,578	221,933
KGHM Polska Miedz SA	38,744	1,467,072

		1,711,523
RUSSIA — 1.16%
Mechel OAO SP ADR[a]	47,354	136,853
MMC Norilsk Nickel OJSC	14,514	1,904,519
Raspadskaya OAO[a]	47,960	41,763
Severstal OAO	61,500	509,499

		2,592,634
SINGAPORE — 0.06%
Midas Holdings Ltd.	368,000	132,587

		132,587

Security	Shares	Value

SOUTH AFRICA — 2.30%
African Rainbow Minerals Ltd.	30,996	$569,980
Anglo American Platinum Ltd.[a]	19,064	762,765
ArcelorMittal South Africa Ltd.[a]	58,916	188,697
Assore Ltd.	9,840	376,651
Impala Platinum Holdings Ltd.	151,782	1,682,185
Kumba Iron Ore Ltd.	22,878	1,005,283
Merafe Resources Ltd.[a]	439,110	27,013
Northam Platinum Ltd.[a]	87,822	357,600
Palabora Mining Co. Ltd.[a]	4,920	54,960
Royal Bafokeng Platinum Ltd.[a]	18,942	105,428

		5,130,562
SOUTH KOREA — 3.73%
CNK International Co. Ltd.[a]	14,144	64,346
Daehan Steel Co. Ltd.	3,680	22,941
Dongbu Steel Co. Ltd.[a]	7,380	19,480
Dongkuk Industries Co. Ltd.	8,240	26,500
Dongkuk Steel Mill Co. Ltd.[b]	12,300	145,156
EG Corp.	1,476	27,923
Hyundai Hysco Co. Ltd.	9,840	384,718
Hyundai Steel Co.	15,620	1,032,844
KISCO Corp.	1,220	28,905
KISWIRE Ltd.	1,220	37,972
Korea Zinc Co. Ltd.	2,336	672,359
Poongsan Corp.	4,920	113,687
Poongsan Holdings Corp.	1,220	29,674
POSCO	18,450	5,360,232
POSCO Chemtech Co. Ltd.	738	91,149
Posco M-Tech Co. Ltd.	7,380	51,059
SeAH Besteel Corp.	3,680	98,460
SeAH Holdings Corp.	246	21,873
SeAH Steel Corp.	614	54,483
Shine Co. Ltd.[a,b]	3,198	27,311

		8,311,072
SPAIN — 0.23%
Acerinox SAb	30,996	321,208
Tubacex SA	30,258	105,531
Tubos Reunidos SA	36,038	82,209

		508,948
SWEDEN — 0.84%
Boliden AB	75,030	1,093,551
Hoganas AB Class B	6,396	316,999
SSAB AB Class Ab	53,996	376,125
SSAB AB Class B	13,898	81,673

		1,868,348

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2013

Security	Shares	Value

SWITZERLAND — 0.04%
Schmolz + Bickenbach AG Registered[a]	23,370	$84,968

		84,968
TAIWAN — 1.86%
China Metal Products Co. Ltd.	124,521	182,676
China Steel Corp.	3,231,287	2,731,927
Chun Yuan Steel Industrial Co. Ltd.	246,040	90,442
Chung Hung Steel Corp.[a]	246,000	70,534
Feng Hsin Iron & Steel Co. Ltd.	122,000	215,262
Gloria Material Technology Corp.	128,201	79,685
Hsin Kuang Steel Co. Ltd.	122,000	77,462
Ta Chen Stainless Pipe Co. Ltd.	271,300	122,846
Ton Yi Industrial Corp.	246,000	225,247
Tung Ho Steel Enterprise Corp.	247,000	189,844
YC INOX Co. Ltd.	122,000	73,181
Yieh Phui Enterprise Co. Ltd.	250,440	78,669

		4,137,775
THAILAND — 0.05%
G J Steel PCL NVDR[a]	15,006,000	32,632
G Steel PCL NVDR[a]	6,248,400	29,116
STP & I PCL NVDR	98,400	55,635

		117,383
TURKEY — 0.37%
Borusan Mannesmann Boru Sanayi ve TAS	4,182	53,756
Eregli Demir ve Celik Fabrikalari TAS	403,686	437,702
Izmir Demir Celik Sanayi ASa	39,360	33,987
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Aa	76,496	53,293
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Ba	41,347	69,376
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da	101,177	49,639
Koza Anadolu Metal Madencilik Isletmeleri ASa	49,446	78,114
Park Elektrik Uretim Madencilik Sanayi ve TAS[a]	24,476	54,278

		830,145
UNITED KINGDOM — 27.07%
African Minerals Ltd.[a,b]	72,938	214,373
Anglo American PLC	391,386	8,951,359

Security	Shares	Value

Antofagasta PLC	110,454	$1,460,864
BHP Billiton PLC	592,368	17,208,759
Evraz PLC	97,046	187,651
Ferrexpo PLC	56,334	144,832
Gem Diamonds Ltd.[a]	26,814	65,121
Glencore International PLC	2,975,370	14,047,139
Hill & Smith Holdings PLC	24,108	160,731
Kazakhmys PLC	62,852	293,136
London Mining PLC[a]	42,680	76,915
Lonmin PLC[a,b]	126,936	668,400
New World Resources PLC Class Ab	30,504	32,323
Petra Diamonds Ltd.[a]	102,582	190,580
Rio Tinto PLC	356,946	16,084,419
Sirius Minerals PLC[a,b]	320,538	63,220
Vedanta Resources PLC	26,322	473,138

		60,322,960
UNITED STATES — 11.70%
A.M. Castle & Co.[a]	4,796	75,825
AK Steel Holding Corp.[a]	46,002	154,567
Alcoa Inc.	299,750	2,308,075
Allegheny Technologies Inc.	29,766	795,050
AMCOL International Corp.	6,888	227,097
Carpenter Technology Corp.	14,268	767,190
Century Aluminum Co.[a]	16,358	127,756
Cliffs Natural Resources Inc.	44,402	926,670
Commercial Metals Co.	30,504	453,900
Compass Minerals International Inc.	9,594	707,366
Freeport-McMoRan Copper & Gold Inc.	290,772	8,787,130
Globe Specialty Metals Inc.	18,450	237,082
Haynes International Inc.	3,812	168,605
Horsehead Holding Corp.[a]	13,284	157,681
Kaiser Aluminum Corp.	5,412	374,077
Materion Corp.	5,288	155,467
Molycorp Inc.[a]	35,916	219,088
Noranda Aluminium Holding Corp.	14,636	39,956
Nucor Corp.	90,528	4,118,119
Olympic Steel Inc.	3,198	83,084
Reliance Steel & Aluminum Co.	21,402	1,427,299
RTI International Metals Inc.[a]	8,610	266,652
Schnitzer Steel Industries Inc. Class A	7,380	186,345
Steel Dynamics Inc.	61,008	930,982

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2013

Security	Shares	Value

Stillwater Mining Co.[a]	32,102	$365,642
SunCoke Energy Inc.[a]	19,188	301,827
United States Steel Corp.	41,820	748,578
Universal Stainless & Alloy Products Inc.[a]	2,460	67,748
US Silica Holdings Inc.	9,102	213,897
Walter Energy Inc.	12,546	162,345
Worthington Industries Inc.	15,498	516,548

		26,071,648

TOTAL COMMON STOCKS
(Cost: $222,963,969)		210,434,167

PREFERRED STOCKS — 5.01%

BRAZIL — 4.99%
Bradespar SA	61,400	637,194
Companhia de Ferro Ligas da Bahia — Ferbasa	12,200	68,873
Gerdau SA	246,000	1,774,735
Metalurgica Gerdau SA	86,000	765,868
Usinas Siderurgicas de Minas Gerais SA Class A	110,600	479,676
Vale SA Class A	565,800	7,402,145

		11,128,491
RUSSIA — 0.02%
Mechel OAO SP ADR	24,600	39,430

		39,430

TOTAL PREFERRED STOCKS
(Cost: $13,411,530)		11,167,921

SHORT-TERM INVESTMENTS — 1.88%

MONEY MARKET FUNDS — 1.88%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[f,g,h]	3,747,294	3,747,294
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[f,g,h]	237,951	237,951
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[f,g]	198,892	198,892

		4,184,137

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,184,137)		4,184,137

Value

TOTAL INVESTMENTS IN SECURITIES — 101.34%
(Cost: $240,559,636)	$225,786,225
Other Assets, Less Liabilities — (1.34)%	(2,978,165)

NET ASSETS — 100.00%	$222,808,060

NVDR  —  Non-Voting Depositary Receipts

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI GLOBAL SILVER MINERS ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 99.75%

AUSTRALIA — 0.35%
Alcyone Resources Ltd.[a]	6,848,050	$24,397

		24,397
CANADA — 57.67%
Alexco Resource Corp.[a,b]	34,960	75,229
AuRico Gold Inc.	58,550	250,318
Endeavour Silver Corp.[a]	29,135	144,170
Excellon Resources Inc.[a]	38,560	70,548
First Majestic Silver Corp.[a]	21,665	306,419
Fortuna Silver Mines Inc.[a]	38,350	158,868
Great Panther Silver Ltd.[a]	76,805	88,097
MAG Silver Corp.[a]	17,215	124,841
Mandalay Resources Corp.	96,195	82,070
Minco Silver Corp.[a]	56,215	50,092
Pan American Silver Corp.	23,845	290,462
Scorpio Mining Corp.[a,b]	120,060	43,248
Silver Standard Resources Inc.[a]	22,040	185,530
Silver Wheaton Corp.	60,090	1,585,843
Silvercorp Metals Inc.	48,645	178,920
Tahoe Resources Inc.[a,b]	18,770	334,511
US Silver & Gold Inc.[a]	64,450	43,989

		4,013,155
HONG KONG — 2.46%
G-Resources Group Ltd.[a,b]	4,740,000	171,154

		171,154
MEXICO — 9.81%
Industrias Penoles SAB de CV	22,350	682,619

		682,619
PERU — 4.61%
Compania de Minas Buenaventura SA SP ADR	25,415	320,992

		320,992
UNITED KINGDOM — 12.20%
Arian Silver Corp.[a,b]	500,020	58,011
Fresnillo PLC	26,225	528,594
Hochschild Mining PLC	46,795	189,220
Patagonia Gold PLC[a,b]	351,065	73,314

		849,139
UNITED STATES — 12.65%
Coeur Mining Inc.[a]	20,400	294,576
Golden Minerals Co.[a]	29,620	34,359
Hecla Mining Co.	84,440	288,785

Security	Shares	Value

McEwen Mining Inc.[a]	66,890	$181,272
Paramount Gold and Silver Corp.[a]	53,260	80,955

		879,947

TOTAL COMMON STOCKS
(Cost: $8,003,879)		6,941,403

SHORT-TERM INVESTMENTS — 7.85%

MONEY MARKET FUNDS — 7.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[c,d,e]	511,741	511,741
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[c,d,e]	32,495	32,495
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	2,056	2,056

		546,292

TOTAL SHORT-TERM INVESTMENTS
(Cost: $546,292)		546,292

TOTAL INVESTMENTS IN SECURITIES — 107.60%
(Cost: $8,550,171)		7,487,695
Other Assets, Less Liabilities — (7.60)%		(528,793)

NET ASSETS — 100.00%		$6,958,902

SP ADR  —  Sponsored American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2013

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

ASSETS
Investments, at cost:
Unaffiliated	$38,683,953	$4,979,190	$53,903,661
Affiliated (Note 2)	875,094	12,247	621,485

Total cost of investments	$39,559,047	$4,991,437	$54,525,146

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$35,365,008	$4,778,990	$38,230,561
Affiliated (Note 2)	814,223	12,247	621,485

Total fair value of investments	36,179,231	4,791,237	38,852,046
Foreign currency, at value[b]	68,614	7,864	51,931
Receivables:
Investment securities sold	66,237	4,882	611,869
Dividends and interest	54,645	24,307	28,093

Total Assets	36,368,727	4,828,290	39,543,939

LIABILITIES
Payables:
Investment securities purchased	72,646	8,392	647,917
Collateral for securities on loan (Note 5)	568,232	6,960	598,752
Foreign taxes (Note 1)	37	—	—
Investment advisory fees (Note 2)	11,848	1,600	12,251

Total Liabilities	652,763	16,952	1,258,920

NET ASSETS	$35,715,964	$4,811,338	$38,285,019

Net assets consist of:
Paid-in capital	$39,142,946	$5,040,238	$58,043,082
Undistributed net investment income	116,739	21,722	48,755
Accumulated net realized loss	(163,395)	(50,213)	(4,133,037)
Net unrealized depreciation	(3,380,326)	(200,409)	(15,673,781)

NET ASSETS	$35,715,964	$4,811,338	$38,285,019

Shares outstanding[c]	1,450,000	200,000	3,300,000

Net asset value per share	$24.63	$24.06	$11.60

[a]	Securities on loan with values of $524,561, $5,530 and $483,104, respectively. See Note 5.
[b]	Cost of foreign currency: $69,328, $8,033 and $52,419, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2013

	iShares MSCI Global Metals & Mining Producers ETF	iShares MSCI Global Silver Miners ETF

ASSETS
Investments, at cost:
Unaffiliated	$236,375,499	$8,003,879
Affiliated (Note 2)	4,184,137	546,292

Total cost of investments	$240,559,636	$8,550,171

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$221,602,088	$6,941,403
Affiliated (Note 2)	4,184,137	546,292

Total fair value of investments	225,786,225	7,487,695
Foreign currency, at value[b]	311,293	955
Cash	17,712	—
Receivables:
Investment securities sold	798,460	178,793
Due from custodian (Note 4)	1,900	—
Dividends and interest	856,680	8,991

Total Assets	227,772,270	7,676,434

LIABILITIES
Payables:
Investment securities purchased	784,953	171,252
Collateral for securities on loan (Note 5)	3,985,245	544,236
Capital shares redeemed	112,262	—
Foreign taxes (Note 1)	2,337	—
Securities related to in-kind transactions (Note 4)	2,384	—
Investment advisory fees (Note 2)	77,029	2,044

Total Liabilities	4,964,210	717,532

NET ASSETS	$222,808,060	$6,958,902

Net assets consist of:
Paid-in capital	$239,712,258	$8,333,068
Undistributed (distributions in excess of) net investment income	1,097,994	(6,916)
Accumulated net realized loss	(3,222,527)	(304,953)
Net unrealized depreciation	(14,779,665)	(1,062,297)

NET ASSETS	$222,808,060	$6,958,902

Shares outstanding[c]	12,300,000	500,000

Net asset value per share	$18.11	$13.92

[a]	Securities on loan with values of $3,610,249 and $452,024, respectively. See Note 5.
[b]	Cost of foreign currency: $313,970 and $959, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$467,457	$144,171	$563,248
Dividends — affiliated (Note 2)	1,037	—	—
Interest — affiliated (Note 2)	5	2	17
Securities lending income — affiliated (Note 2)	2,523	158	6,194

Total investment income	471,022	144,331	569,459

EXPENSES
Investment advisory fees (Note 2)	81,354	18,793	126,010

Total expenses	81,354	18,793	126,010
Less investment advisory fees waived (Note 2)	(1,448)	—	—

Net expenses	79,906	18,793	126,010

Net investment income	391,116	125,538	443,449

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(136,168)	(24,900)	(3,810,382)
Investments — affiliated (Note 2)	(2,031)	—	—
In-kind redemptions — unaffiliated	—	—	550,827
Foreign currency transactions	(166)	(726)	(3,453)

Net realized loss	(138,365)	(25,626)	(3,263,008)

Net change in unrealized appreciation/depreciation on:
Investments	(3,296,186)	136,216	(11,578,776)
Translation of assets and liabilities in foreign currencies	(509)	(302)	(943)

Net change in unrealized appreciation/depreciation	(3,296,695)	135,914	(11,579,719)

Net realized and unrealized gain (loss)	(3,435,060)	110,288	(14,842,727)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,043,944)	$235,826	$(14,399,278)

[a]	Net of foreign withholding tax of $51,144, $10,322 and $59,104, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2013

	iShares MSCI Global Metals & Mining Producers ETF	iShares MSCI Global Silver Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$6,490,154	$44,271
Interest — unaffiliated	6	—
Interest — affiliated (Note 2)	109	1
Securities lending income — affiliated (Note 2)	79,178	778

Total investment income	6,569,447	45,050

EXPENSES
Investment advisory fees (Note 2)	884,095	12,404

Total expenses	884,095	12,404

Net investment income	5,685,352	32,646

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,471,439)	(218,971)
In-kind redemptions — unaffiliated	5,740,886	—
Foreign currency transactions	(2,458)	(181)

Net realized gain (loss)	2,266,989	(219,152)

Net change in unrealized appreciation/depreciation on:
Investments	(14,106,575)	(721,002)
Translation of assets and liabilities in foreign currencies	4,043	170

Net change in unrealized appreciation/depreciation	(14,102,532)	(720,832)

Net realized and unrealized loss	(11,835,543)	(939,984)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,150,191)	$(907,338)

[a]	Net of foreign withholding tax of $308,494 and $3,933, respectively.

See notes to financial statements.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year ended August 31, 2013	Period from January 31, 2012[a] to August 31, 2012	Year ended August 31, 2013	Period from January 31, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$391,116	$55,484	$125,538	$84,128
Net realized loss	(138,365)	(25,900)	(25,626)	(23,866)
Net change in unrealized appreciation/depreciation	(3,296,695)	(83,631)	135,914	(336,323)

Net increase (decrease) in net assets resulting from operations	(3,043,944)	(54,047)	235,826	(276,061)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(289,367)	(39,624)	(125,608)	(63,057)

Total distributions to shareholders	(289,367)	(39,624)	(125,608)	(63,057)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	29,084,665	10,058,281	—	5,040,238

Net increase in net assets from capital share transactions	29,084,665	10,058,281	—	5,040,238

INCREASE IN NET ASSETS	25,751,354	9,964,610	110,218	4,701,120

NET ASSETS
Beginning of period	9,964,610	—	4,701,120	—

End of period	$35,715,964	$9,964,610	$4,811,338	$4,701,120

Undistributed net investment income included in net assets at end of period	$116,739	$14,236	$21,722	$21,897

SHARES ISSUED
Shares sold	1,050,000	400,000	—	200,000

Net increase in shares outstanding	1,050,000	400,000	—	200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year ended August 31, 2013	Period from January 31, 2012[a] to August 31, 2012	Year ended August 31, 2013	Period from January 31, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$443,449	$170,562	$5,685,352	$49,211
Net realized gain (loss)	(3,263,008)	(806,071)	2,266,989	(38,123)
Net change in unrealized appreciation/depreciation	(11,579,719)	(4,094,062)	(14,102,532)	(677,133)

Net decrease in net assets resulting from operations	(14,399,278)	(4,729,571)	(6,150,191)	(666,045)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(426,169)	(135,773)	(4,641,648)	(25,905)

Total distributions to shareholders	(426,169)	(135,773)	(4,641,648)	(25,905)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	33,445,251	39,170,494	172,833,069	124,215,632
Cost of shares redeemed	(12,419,198)	(2,220,737)	(62,756,852)	—

Net increase in net assets from capital share transactions	21,026,053	36,949,757	110,076,217	124,215,632

INCREASE IN NET ASSETS	6,200,606	32,084,413	99,284,378	123,523,682

NET ASSETS
Beginning of period	32,084,413	—	123,523,682	—

End of period	$38,285,019	$32,084,413	$222,808,060	$123,523,682

Undistributed net investment income included in net assets at end of period	$48,755	$34,928	$1,097,994	$22,110

SHARES ISSUED AND REDEEMED
Shares sold	2,450,000	1,700,000	8,950,000	6,500,000
Shares redeemed	(750,000)	(100,000)	(3,150,000)	—

Net increase in shares outstanding	1,700,000	1,600,000	5,800,000	6,500,000

a Commencement of operations.

See notes to financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Silver Miners ETF
	Year ended August 31, 2013	Period from January 31, 2012[a] to August 31, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$32,646	$15,055
Net realized loss	(219,152)	(560,995)
Net change in unrealized appreciation/depreciation	(720,832)	(341,465)

Net decrease in net assets resulting from operations	(907,338)	(887,405)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(44,671)	(14,066)

Total distributions to shareholders	(44,671)	(14,066)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,816,496	4,939,471
Cost of shares redeemed	—	(1,943,585)

Net increase in net assets from capital share transactions	5,816,496	2,995,886

INCREASE IN NET ASSETS	4,864,487	2,094,415

NET ASSETS
Beginning of period	2,094,415	—

End of period	$6,958,902	$2,094,415

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(6,916)	$5,092

SHARES ISSUED AND REDEEMED
Shares sold	400,000	200,000
Shares redeemed	—	(100,000)

Net increase in shares outstanding	400,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Agriculture Producers ETF

	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$24.91	$24.88

Income from investment operations:
Net investment income[b]	0.50	0.28
Net realized and unrealized loss[c]	(0.46)	(0.05)

Total from investment operations	0.04	0.23

Less distributions from:
Net investment income	(0.32)	(0.20)

Total distributions	(0.32)	(0.20)

Net asset value, end of period	$24.63	$24.91

Total return	0.10%	0.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$35,716	$9,965
Ratio of expenses to average net assets[e]	0.38%	0.38%
Ratio of expenses to average net assets prior to waived fees[e]	0.39%	0.39%
Ratio of net investment income to average net assets[e]	1.87%	1.93%
Portfolio turnover rate[f]	6%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 6% and 6%, respectively. See Note 4.

See notes to financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Energy Producers ETF

	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$23.51	$24.79

Income from investment operations:
Net investment income[b]	0.63	0.43
Net realized and unrealized gain (loss)[c]	0.55	(1.39)

Total from investment operations	1.18	(0.96)

Less distributions from:
Net investment income	(0.63)	(0.32)

Total distributions	(0.63)	(0.32)

Net asset value, end of period	$24.06	$23.51

Total return	5.10%	(3.77)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,811	$4,701
Ratio of expenses to average net assets[e]	0.39%	0.39%
Ratio of net investment income to average net assets[e]	2.61%	3.16%
Portfolio turnover rate[f]	6%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 6% and 5%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Gold Miners ETF

	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$20.05	$25.00

Income from investment operations:
Net investment income[b]	0.21	0.15
Net realized and unrealized loss[c]	(8.47)	(5.02)

Total from investment operations	(8.26)	(4.87)

Less distributions from:
Net investment income	(0.19)	(0.08)

Total distributions	(0.19)	(0.08)

Net asset value, end of period	$11.60	$20.05

Total return	(41.28)%	(19.45)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$38,285	$32,084
Ratio of expenses to average net assets[e]	0.39%	0.39%
Ratio of net investment income to average net assets[e]	1.37%	1.25%
Portfolio turnover rate[f]	19%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Metals & Mining Producers ETF

	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$19.00	$24.76

Income from investment operations:
Net investment income[b]	0.50	0.37
Net realized and unrealized loss[c]	(1.00)	(6.00)

Total from investment operations	(0.50)	(5.63)

Less distributions from:
Net investment income	(0.39)	(0.13)

Total distributions	(0.39)	(0.13)

Net asset value, end of period	$18.11	$19.00

Total return	(2.68)%	(22.76)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$222,808	$123,524
Ratio of expenses to average net assets[e]	0.39%	0.39%
Ratio of net investment income to average net assets[e]	2.51%	2.98%
Portfolio turnover rate[f]	11%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2013 and the period ended August 31, 2012 were 7% and 1% respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI Global Silver Miners ETF

	Year ended Aug. 31, 2013	Period from Jan. 31, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$20.94	$24.87

Income from investment operations:
Net investment income[b]	0.16	0.11
Net realized and unrealized loss[c]	(6.90)	(3.90)

Total from investment operations	(6.74)	(3.79)

Less distributions from:
Net investment income	(0.28)	(0.14)

Total distributions	(0.28)	(0.14)

Net asset value, end of period	$13.92	$20.94

Total return	(32.49)%	(15.18)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,959	$2,094
Ratio of expenses to average net assets[e]	0.39%	0.39%
Ratio of net investment income to average net assets[e]	1.03%	0.86%
Portfolio turnover rate[f]	13%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Former Name [a]	Diversification Classification
MSCI Global Agriculture Producers	iShares MSCI Global Agriculture Producers Fund	Non-diversified
MSCI Global Energy Producers	iShares MSCI Global Energy Producers Fund	Non-diversified
MSCI Global Gold Miners	iShares MSCI Global Gold Miners Fund	Non-diversified
MSCI Global Metals & Mining Producers	iShares MSCI Global Select Metals & Mining Producers Fund	Non-diversified
MSCI Global Silver Miners	iShares MSCI Global Silver Miners Fund	Non-diversified

[a]	The Funds changed their names effective July 1, 2013.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Each Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
MSCI Global Agriculture Producers
Assets:
Common Stocks	$35,112,289	$—	$0	[a]	$35,112,289
Investment Companies	230,532	—	—		230,532
Preferred Stocks	252,678	—	—		252,678
Rights	—	41	—		41
Money Market Funds	583,691	—	—		583,691

	$36,179,190	$41	$0	[a]	$36,179,231

MSCI Global Energy Producers
Assets:
Common Stocks	$4,712,392	$—	$—		$4,712,392
Preferred Stocks	66,598	—	—		66,598
Money Market Funds	12,247	—	—		12,247

	$4,791,237	$—	$—		$4,791,237

MSCI Global Gold Miners
Assets:
Common Stocks	$38,230,561	$—	$—		$38,230,561
Money Market Funds	621,485	—	—		621,485

	$38,852,046	$—	$—		$38,852,046

MSCI Global Metals & Mining Producers
Assets:
Common Stocks	$210,434,167	$—	$0	[a]	$210,434,167
Preferred Stocks	11,167,921	—	—		11,167,921
Money Market Funds	4,184,137	—	—		4,184,137

	$225,786,225	$—	$0	[a]	$225,786,225

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
MSCI Global Silver Miners
Assets:
Common Stocks	$6,941,403	$—	$—	$6,941,403
Money Market Funds	546,292	—	—	546,292

	$7,487,695	$—	$—	$7,487,695

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39% based on the average daily net assets of each Fund.

BFA has contractually agreed to waive a portion of its investment advisory fees for the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs through December 31, 2014 in an amount equal to the investment advisory fees payable on the amount of each Fund’s investment in other iShares funds. The iShares MSCI Global Metals & Mining Producers ETF did not hold any iShares funds during the year ended August 31, 2013.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Funds retain a portion of securities lending income and remit a remaining portion to BTC as compensation for its services as securities lending agent. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2013, each Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amounts as follows:

iShares ETF	Securities Lending Agent Fees
MSCI Global Agriculture Producers	$1,359
MSCI Global Energy Producers	85
MSCI Global Gold Miners	3,336
MSCI Global Metals & Mining Producers	42,635
MSCI Global Silver Miners	418

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI Global Agriculture Producers
iShares India 50 ETF	3,572	9,692	(1,073)	12,191	$230,532	$1,037	$(2,031)

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2013 were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$3,257,193	$1,316,399
MSCI Global Energy Producers	274,984	281,826
MSCI Global Gold Miners	6,290,090	6,079,534
MSCI Global Metals & Mining Producers	40,598,425	23,137,877
MSCI Global Silver Miners	412,188	422,826

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2013 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Global Agriculture Producers	$27,150,588	$—
MSCI Global Gold Miners	33,221,985	12,389,776
MSCI Global Metals & Mining Producers	145,954,750	52,895,722
MSCI Global Silver Miners	5,801,357	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Global Agriculture Producers	$—	$754	$(754)
MSCI Global Energy Producers	—	(105)	105
MSCI Global Gold Miners	248,053	(3,453)	(244,600)
MSCI Global Metals & Mining Producers	5,420,409	32,180	(5,452,589)
MSCI Global Silver Miners	—	17	(17)

The tax character of distributions paid during the periods ended August 31, 2013 and August 31, 2012 was as follows:

iShares ETF	2013	2012
MSCI Global Agriculture Producers
Ordinary income	$289,367	$39,624

MSCI Global Energy Producers
Ordinary income	$125,608	$63,057

MSCI Global Gold Miners
Ordinary income	$426,169	$135,773

MSCI Global Metals & Mining Producers
Ordinary income	$4,641,648	$25,905

MSCI Global Silver Miners
Ordinary income	$44,671	$14,066

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Global Agriculture Producers	$116,739	$(18,538)	$(3,455,297)	$(69,886)	$(3,426,982)
MSCI Global Energy Producers	24,259	—	(210,315)	(42,844)	(228,900)
MSCI Global Gold Miners	48,755	(319,826)	(17,956,945)	(1,530,047)	(19,758,063)
MSCI Global Metals & Mining Producers	1,144,841	(115,703)	(16,586,621)	(1,346,715)	(16,904,198)
MSCI Global Silver Miners	40,792	(83,082)	(1,313,509)	(18,367)	(1,374,166)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

As of August 31, 2013, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Global Agriculture Producers	$18,538
MSCI Global Gold Miners	319,826
MSCI Global Metals & Mining Producers	115,703
MSCI Global Silver Miners	83,082

For the year ended August 31, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
MSCI Global Agriculture Producers	$1,803
MSCI Global Energy Producers	20,639

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Global Agriculture Producers	$39,634,018	$812,335	$(4,267,122)	$(3,454,787)
MSCI Global Energy Producers	5,001,343	314,314	(524,420)	(210,106)
MSCI Global Gold Miners	56,808,310	155,724	(18,111,988)	(17,956,264)
MSCI Global Metals & Mining Producers	242,366,592	7,988,059	(24,568,426)	(16,580,367)
MSCI Global Silver Miners	8,801,383	71,001	(1,384,689)	(1,313,688)

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES®, INC.

Management has reviewed the tax positions as of August 31, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF (the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

Tax Information (Unaudited)

iSHARES®, INC.

For the fiscal year ended August 31, 2013, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Global Agriculture Producers	$373,380	$50,965
MSCI Global Energy Producers	101,186	10,302
MSCI Global Gold Miners	507,461	58,817
MSCI Global Metals & Mining Producers	5,834,875	307,965
MSCI Global Silver Miners	47,363	3,933

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended August 31, 2013 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
MSCI Global Agriculture Producers	33.24%
MSCI Global Energy Producers	41.40
MSCI Global Gold Miners	23.12
MSCI Global Metals & Mining Producers	18.94
MSCI Global Silver Miners	1.94

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2013:

iShares ETF	Qualified Dividend Income
MSCI Global Agriculture Producers	$340,332
MSCI Global Energy Producers	135,910
MSCI Global Gold Miners	484,986
MSCI Global Metals & Mining Producers	4,949,613
MSCI Global Silver Miners	48,203

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track indexes similar to those tracked by the Funds, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Funds.

The Board also noted that the investment advisory fee rates and overall expenses for the Funds compared favorably to the investment advisory fee rates and overall expenses of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES®, INC.

noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Funds and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c)

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES®, INC.

Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rates incorporate potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do not manage Other Accounts with substantially similar investment objectives and strategies as any of the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES®, INC.

Based on the considerations described above, the Board determined that the investment advisory fee rate under each Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Global Agriculture Producers	$0.323683	$—	$—	$0.323683	100%	—%	—%	100%
MSCI Global Energy Producers	0.628042	—	—	0.628042	100	—	—	100
MSCI Global Gold Miners	0.190242	—	—	0.190242	100	—	—	100
MSCI Global Metals & Mining Producers	0.379103	—	0.006400	0.385503	98	—	2	100
MSCI Global Silver Miners	0.255603	—	0.022500	0.278103	92	—	8	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	59

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Global Agriculture Producers ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	8	2.56%
Greater than 0.5% and Less than 1.0%	131	41.99
Between 0.5% and –0.5%	162	51.92
Less than –0.5% and Greater than –1.0%	10	3.21
Less than –1.0% and Greater than –1.5%	1	0.32

	312	100.00%

iShares MSCI Global Energy Producers ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	7	2.24%
Between 0.5% and –0.5%	238	76.29
Less than –0.5% and Greater than –1.0%	57	18.27
Less than –1.0% and Greater than –1.5%	9	2.88
Less than –1.5% and Greater than –2.0%	1	0.32

	312	100.00%

iShares MSCI Global Gold Miners ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.32%
Greater than 2.0% and Less than 2.5%	2	0.64
Greater than 1.5% and Less than 2.0%	2	0.64
Greater than 1.0% and Less than 1.5%	8	2.56
Greater than 0.5% and Less than 1.0%	66	21.16
Between 0.5% and –0.5%	223	71.48
Less than –0.5% and Greater than –1.0%	6	1.92
Less than –1.0% and Greater than –1.5%	3	0.96
Less than –1.5%	1	0.32

	312	100.00%

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Global Metals & Mining Producers ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	4	1.28%
Greater than 4.0% and Less than 4.5%	1	0.32
Greater than 3.5% and Less than 4.0%	1	0.32
Greater than 3.0% and Less than 3.5%	1	0.32
Greater than 2.5% and Less than 3.0%	5	1.60
Greater than 2.0% and Less than 2.5%	6	1.92
Greater than 1.5% and Less than 2.0%	15	4.81
Greater than 1.0% and Less than 1.5%	60	19.23
Greater than 0.5% and Less than 1.0%	71	22.76
Between 0.5% and –0.5%	123	39.43
Less than –0.5% and Greater than –1.0%	20	6.41
Less than –1.0% and Greater than –1.5%	5	1.60

	312	100.00%

iShares MSCI Global Silver Miners ETF

Period Covered: April 1, 2012 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.32%
Greater than 1.5% and Less than 2.0%	4	1.28
Greater than 1.0% and Less than 1.5%	14	4.49
Greater than 0.5% and Less than 1.0%	39	12.49
Between 0.5% and –0.5%	114	36.55
Less than –0.5% and Greater than –1.0%	66	21.16
Less than –1.0% and Greater than –1.5%	36	11.54
Less than –1.5% and Greater than –2.0%	27	8.65
Less than –2.0% and Greater than –2.5%	8	2.56
Less than –2.5% and Greater than –3.0%	3	0.96

	312	100.00%

SUPPLEMENTAL INFORMATION	61

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	63

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held

John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

DIRECTOR AND OFFICER INFORMATION	65

Notes:

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-812-0813

AUGUST 31, 2013

2013 ANNUAL REPORT

iShares, Inc.

➢	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EMERGING MARKETS ETF

EMERGING MARKETS OVERVIEW

Stocks in emerging markets posted negative returns for the period from October 18, 2012 to August 31, 2013 (the “reporting period”). Emerging markets stocks experienced significant volatility during the reporting period, including a rally early in the reporting period, a sharp decline over the subsequent six months, and a modest recovery during the final two months of the reporting period.

Emerging markets stocks advanced in late 2012 amid improving global economic conditions. In the fall of 2012, central banks around the world took aggressive actions to stimulate economic growth. Most notably, central banks in the U.S. and U.K. increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time. In addition, a temporary resolution to the “fiscal cliff” in the U.S. (the expiration of certain federal tax cuts and the implementation of automatic U.S. government spending reductions set to take place in early 2013) and positive signs in Europe regarding its sovereign debt crisis helped lift investor confidence. As a result, emerging markets stocks advanced by approximately 7% from the beginning of the reporting period through the end of 2012.

Market conditions changed in early 2013 as evidence of a slowdown in several major emerging economies appeared, driven in part by lower exports to developed countries. In particular, the four largest emerging markets — China, India, Russia and Brazil — all experienced weaker economic growth during the reporting period. The slowdown in emerging economies led to a sharp reversal in emerging markets stocks; from their peak in early January 2013 through their trough in late June 2013, emerging markets stocks fell by more than 17%.

Although they remained volatile, emerging markets stocks rebounded over the final two months of the reporting period. Promising economic news in Europe and Japan led to optimism regarding a recovery in exports from emerging markets to developed economies. Nonetheless, emerging markets stocks declined by approximately 6% for the full reporting period.

Emerging markets in Asia posted the best returns during the reporting period. Despite a continued slowdown in the Chinese economy, China’s stock market generated a positive return thanks to a robust property market and better economic data late in the reporting period. Other positive performers in this region included the Philippines and Taiwan. On the downside, stock markets in India and Indonesia produced the most significant declines as both economies slowed markedly during the reporting period.

Emerging markets in Latin America faced the largest declines for the reporting period. Brazil, the largest market in the region, declined by approximately 20%. The Brazilian economy nearly slipped into recession in late 2012, and although it recovered somewhat in the first half of 2013, its growth rate for the 12 months ended June 30, 2013 was just a third of its peak growth rate three years earlier. Chile, whose economy slowed as global demand for commodities eased, and Peru posted the largest declines among Latin American stock markets. Mexico and Colombia held up the best, though both countries still posted losses for the reporting period.

Eastern European stock markets generally declined for the reporting period. Turkey and the Czech Republic declined the most, falling by more than 15%, while Poland was the only market in the region to produce a positive return. Russia, the largest market in the region, declined by about 9% for the reporting period.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EMERGING MARKETS ETF

Performance as of August 31, 2013

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(5.75)%	(6.40)%	(5.82)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Beginning Account Value (3/1/13)	Ending Account Value (8/31/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$898.50	$0.24	$1,000.00	$1,025.00	$0.26	0.05%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Investable Market IndexSM (the “Index”). The Index is designed to measure large-, mid- and small-capitalization equity market performance in the global emerging markets. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from October 18, 2012 (inception date of the Fund) through August 31, 2013, the total return for the Fund was -5.75%, net of fees, while the total return for the Index was -5.82%.

As represented by the Index, emerging markets stocks declined by approximately 6% for the reporting period. Although just 6 of the 21 countries represented in the Index generated positive returns for the reporting period, they included two of the three largest components of the Index — China and Taiwan — which together comprised approximately 30% of the Index as of the end of the reporting period. Other positive performers included the Philippines, Poland, Hong Kong and Malaysia.

Among the declining components of the Index, Peru and Chile fell the most for the reporting period. Both the Chilean and Peruvian economies slowed as global demand for commodities weakened. India, which experienced a meaningful slowdown in its economy, and the Czech Republic, which remained mired in recession throughout the reporting period, each declined by more than 20%. Other notable decliners in the Index included Brazil, the fourth-largest component within the Index, and South Africa, the fifth-largest country weighting in the Index. The second-largest country weighting in the Index, South Korea, declined slightly for the reporting period.

PORTFOLIO ALLOCATION

As of 8/31/13

Sector	Percentage of Net Assets

Financial	24.94%
Consumer Non-Cyclical	10.83
Communications	10.64
Technology	10.53
Energy	9.89
Consumer Cyclical	9.60
Basic Materials	8.91
Industrial	8.63
Utilities	3.26
Diversified	2.18
Short-Term and Other Net Assets	0.59

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/13

Security	Percentage of Net Assets

Samsung Electronics Co. Ltd. (South Korea)	3.42%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2.08
China Mobile Ltd. (China)	1.65
China Construction Bank Corp. Class H (China)	1.34
Industrial and Commercial Bank of China Ltd. Class H (China)	1.22
Tencent Holdings Ltd. (China)	1.20
Gazprom OAO (Russia)	1.17
CNOOC Ltd. (China)	0.89
America Movil SAB de CV Series L (Mexico)	0.89
Hyundai Motor Co. (South Korea)	0.87

TOTAL	14.73%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2013 and held through August 31, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

COMMON STOCKS — 93.34%

BRAZIL — 5.57%
Abril Educacao SA Units	20,400	$283,190
Aliansce Shopping Centers SA	46,200	361,095
ALL – America Latina Logistica SA	191,900	745,094
Anhanguera Educacional Participacoes SA	185,200	1,079,009
Arezzo Industria e Comercio SA	21,700	303,062
Arteris SA	59,000	534,107
Autometal SA	18,500	153,233
B2W Companhia Global do Varejo[a]	30,600	175,063
Banco ABC Brasil SAa	662	3,328
Banco Bradesco SA	310,160	4,122,941
Banco do Brasil SA	265,900	2,578,241
Banco Santander (Brasil) SA Units	437,300	2,509,159
BB Seguridade Participacoes SA	279,600	2,262,958
BM&F Bovespa SA	877,200	4,313,675
BR Malls Participacoes SA	190,100	1,447,421
BR Properties SA	94,700	723,038
Brasil Brokers Participacoes SA	67,900	149,956
Brasil Insurance Participacoes e Administracao SA	32,900	264,340
Brazil Pharma SAa	58,200	208,102
BRF – Brasil Foods SA	306,400	7,114,791
Brookfield Incorporacoes SAa	201,400	144,027
CCR SA	410,800	2,998,225
Centrais Eletricas Brasileiras SA	119,300	248,416
CETIP SA – Mercados Organizados	89,838	884,322
Cielo SA	165,780	4,073,368
Companhia de Bebidas das Americas	67,800	2,386,633
Companhia de Locacao das Americas	47,800	167,899
Companhia de Saneamento Basico do Estado de Sao Paulo	163,200	1,344,897

Security	Shares	Value

Companhia de Saneamento de Minas Gerais SA	27,200	$328,958
Companhia Hering SA	64,600	867,149
Companhia Siderurgica Nacional SA	336,100	1,190,460
Cosan SA Industria e Comercio	61,200	1,070,459
CPFL Energia SA	109,400	897,400
Cyrela Brazil Realty SA Empreendimentos e Participacoes	142,800	944,311
Diagnosticos da America SA	92,000	429,194
Duratex SA	128,190	651,411
EcoRodovias Infraestrutura e Logistica SA	74,200	477,562
EDP Energias do Brasil SA	112,600	506,823
Embraer SA	278,300	2,292,240
Equatorial Energia SA	79,676	672,011
Estacio Participacoes SA	127,200	939,606
Eternit SA	55,200	197,375
Even Construtora e Incorporadora SA	86,800	292,473
EZ TEC Empreendimentos e Participacoes SA	26,500	297,640
Fibria Celulose SAa	116,400	1,350,459
Fleury SA	28,000	217,314
Gafisa SAa	208,300	245,347
Helbor Empreendimentos SA	66,970	236,643
Hypermarcas SA	162,200	1,108,080
Iguatemi Empresa de Shopping Centers SA	33,900	313,730
International Meal Co. Holdings SAa	26,500	181,705
Iochpe-Maxion SA	33,300	392,226
JBS SA	344,200	1,065,671
JHSF Participacoes SA	50,500	139,145
Julio Simoes Logistica SA	39,400	233,695
Kroton Educacional SA	89,600	1,206,125
Light SA	33,000	249,874
LLX Logistica SAa	204,900	123,257
Localiza Rent A Car SA	64,935	850,886
Lojas Americanas SA	61,200	349,869
Lojas Renner SA	61,200	1,477,481
LPS Brasil – Consultoria de Imoveis SA	32,500	207,944
M Dias Branco SA	20,400	782,206

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Magazine Luiza SAa	30,800	$74,370
Magnesita Refratarios SA	87,500	235,203
Marfrig Alimentos SAa	112,400	289,369
Mills Estruturas e Servicos de Engenharia SA	42,300	526,704
Minerva SAa	54,000	245,331
MMX Mineracao e Metalicos SAa	120,400	109,906
MPX Energia SAa	78,700	162,220
MPX Energia SA New[a]	15,887	34,418
MRV Engenharia e Participacoes SA	157,600	552,250
Multiplan Empreendimentos Imobiliarios SA	40,800	822,797
Multiplus SA	22,600	247,752
Natura Cosmeticos SA	81,600	1,536,779
Odontoprev SA	125,300	464,367
OGX Petroleo e Gas Participacoes SAa	633,200	79,909
PDG Realty SA Empreendimentos e Participacoes[a]	547,400	529,623
Petroleo Brasileiro SA	1,370,600	9,207,674
Porto Seguro SA	53,500	578,616
Qualicorp SAa	91,500	717,851
Raia Drogasil SA	100,200	711,499
Restoque Comercio e Confeccoes de Roupas SA	52,800	134,599
Rossi Residencial SAa	140,387	162,403
Santos Brasil Participacoes SA Units	22,200	214,791
Sao Martinho SA	27,000	307,799
SLC Agricola SA	26,500	217,378
Sonae Sierra Brasil SA	15,800	132,464
Souza Cruz SA	183,600	1,930,843
Sul America SA Units	61,889	364,482
T4F Entretenimento SAa	34,200	109,770
Technos SA	21,300	146,140
Tecnisa SAa	54,400	207,787
Tegma Gestao Logistica SA	13,300	117,491
TIM Participacoes SA	384,900	1,518,746
Totvs SA	61,200	962,847
TPI – Triunfo Participacoes e Investimentos SA	30,600	134,515
Tractebel Energia SA	81,600	1,173,953

Security	Shares	Value

Transmissora Alianca de Energia Eletrica SA	49,300	$456,251
Ultrapar Participacoes SA	153,300	3,346,908
UNICASA Industria de Moveis SA	46,500	112,084
Vale SA	612,000	8,861,282
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	28,300	349,286
Vanguarda Agro SAa	105,829	169,170
WEG SA	102,100	1,202,591

		103,826,537
CHILE — 1.62%
Administradora de Fondos de Pensiones Provida SA	80,341	491,558
AES Gener SA	1,219,104	787,932
Aguas Andinas SA Series A	1,146,007	790,926
Banco de Chile	9,426,927	1,347,734
Banco de Credito e Inversiones	15,174	725,515
Banco Santander (Chile) SA	31,574,100	1,766,227
Besalco SA	160,762	163,944
CAP SA	34,641	739,444
Cencosud SA	532,649	2,151,950
Colbun SA	3,783,792	974,669
Compania Cervecerias Unidas SA	54,397	728,263
Compania SudAmericana de Vapores SAa	2,640,882	122,088
CorpBanca SA	64,849,487	616,518
Cruz Blanca Salud SA	250,920	134,727
E.CL SA	259,371	338,799
Empresa Nacional de Electricidad SA	1,575,288	2,149,614
Empresa Nacional de Telecomunicaciones SA	54,474	863,524
Empresas CMPC SA	541,986	1,600,636
Empresas Copec SA	217,777	2,895,848
Enersis SA	9,262,416	2,933,292
Inversiones Aguas Metropolitanas SA	223,935	412,565
Inversiones La Construccion SA	16,756	204,172
LATAM Airlines Group SA	121,259	1,524,847

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Masisa SA	1,476,516	$108,630
Parque Arauco SA	257,681	532,051
S.A.C.I. Falabella SA	341,740	3,385,025
SalfaCorp SA	192,856	184,489
Sociedad Matriz SAAM SA	3,272,053	285,849
Socovesa SA	369,101	92,666
Sonda SA	259,003	657,566
Vina Concha y Toro SA	251,940	459,371

		30,170,439
CHINA — 19.47%
361 Degrees International Ltd.[b]	765,000	182,509
Agile Property Holdings Ltd.	658,000	700,903
Agricultural Bank of China Ltd. Class H	10,030,000	4,307,219
Air China Ltd. Class H	860,000	548,979
Ajisen (China) Holdings Ltd.	284,000	305,447
Aluminum Corp. of China Ltd. Class Ha,b	2,018,000	676,622
Anhui Conch Cement Co. Ltd. Class H	612,000	1,977,019
Anhui Expressway Co. Ltd. Class H	364,000	190,111
Anta Sports Products Ltd.	428,000	553,049
Anton Oilfield Services Group[b]	604,000	385,562
Anxin-China Holdings Ltd.	1,384,000	531,868
Asia Cement China Holdings Corp.	360,000	171,773
Asian Citrus Holdings Ltd.	491,000	185,524
AviChina Industry & Technology Co. Ltd. Class H	1,032,000	525,689
Bank of China Ltd. Class H	35,474,000	14,913,499
Bank of Communications Co. Ltd. Class H	4,092,000	2,701,826
BBMG Corp. Class H	514,500	352,315
Beijing Capital International Airport Co. Ltd. Class H	906,000	593,531
Beijing Capital Land Ltd. Class H	588,000	209,285
Beijing Enterprises Holdings Ltd.	248,500	1,762,548
Beijing Enterprises Water Group Ltd.	1,162,000	497,503

Security	Shares	Value

Beijing North Star Co. Ltd. Class H	350,000	$80,341
Belle International Holdings Ltd.	2,156,000	2,980,543
Billion Industrial Holdings Ltd.[b]	290,500	166,709
Bosideng International Holdings Ltd.[b]	1,404,000	286,072
Brilliance China Automotive Holdings Ltd.[a]	1,416,000	2,081,708
BYD Co. Ltd. Class Ha,b	245,500	881,716
BYD Electronic International Co. Ltd.[a]	453,500	200,012
C C Land Holdings Ltd.	657,000	173,688
Chaowei Power Holdings Ltd.[b]	489,000	217,560
China Agri-Industries Holdings Ltd.[b]	1,031,200	484,057
China Aoyuan Property Group Ltd.	1,234,000	257,799
China BlueChemical Ltd. Class H	880,000	461,880
China CITIC Bank Corp. Ltd. Class H	3,796,000	1,811,256
China Coal Energy Co. Class H	1,907,000	1,123,877
China Communications Construction Co. Ltd. Class H	2,091,000	1,601,741
China Communications Services Corp. Ltd. Class H	1,132,000	760,564
China Construction Bank Corp. Class H	34,068,000	24,954,379
China COSCO Holdings Co. Ltd. Class Ha	1,227,000	563,309
China Datang Corp. Renewable Power Co. Ltd. Class H	1,260,000	271,356
China Dongxiang (Group) Co. Ltd.[b]	1,543,000	250,720
China Everbright International Ltd.	1,122,000	1,059,146
China Everbright Ltd.	426,000	573,538
China Gas Holdings Ltd.[b]	1,100,000	1,147,607

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

China High Speed Transmission Equipment Group Co. Ltd.[a,b]	632,000	$268,957
China Huiyuan Juice Group Ltd.[a]	408,500	221,255
China International Marine Containers (Group) Co. Ltd. Class H	248,300	409,863
China Life Insurance Co. Ltd. Class H	3,476,000	8,534,901
China Lilang Ltd.[b]	269,000	150,555
China Longyuan Power Group Corp. Ltd. Class H	1,276,000	1,347,679
China Lumena New Materials Corp.[a,b]	1,518,000	301,470
China Medical System Holdings Ltd.[b]	534,000	446,928
China Mengniu Dairy Co. Ltd.	633,000	2,677,499
China Merchants Bank Co. Ltd. Class H	1,836,000	3,182,173
China Merchants Holdings (International) Co. Ltd.	528,000	1,783,968
China Metal Recycling Holdings Ltd.[a,b,c]	62,400	—
China Minsheng Banking Corp. Ltd. Class H	2,440,000	2,624,265
China Mobile Ltd.	2,856,000	30,698,391
China Modern Dairy Holdings Ltd.[a,b]	922,000	307,952
China National Building Material Co. Ltd. Class H	1,344,000	1,235,778
China National Materials Co. Ltd. Class Hb	829,000	172,120
China Oil and Gas Group Ltd.	2,180,000	289,565
China Oilfield Services Ltd. Class H	816,000	2,102,507
China Overseas Grand Oceans Group Ltd.[b]	346,000	452,445
China Overseas Land & Investment Ltd.	2,040,000	6,077,066
China Pacific Insurance (Group) Co. Ltd. Class H	1,237,000	4,131,628
China Petroleum & Chemical Corp. Class H	11,938,200	8,606,022
China Power International Development Ltd.[b]	1,153,000	423,766

Security	Shares	Value

China Power New Energy Development Co. Ltd.[a]	3,200,000	$160,941
China Precious Metal Resources Holdings Co. Ltd.[a,b]	2,448,000	366,202
China Railway Construction Corp. Ltd. Class H	935,000	889,856
China Railway Group Ltd. Class H	1,893,000	971,595
China Rare Earth Holdings Ltd.[a]	1,416,000	215,475
China Resources and Transportation Group Ltd.[a,b]	6,500,000	310,147
China Resources Cement Holdings Ltd.	884,000	560,879
China Resources Enterprise Ltd.[b]	556,000	1,584,597
China Resources Gas Group Ltd.	436,000	1,028,938
China Resources Land Ltd.[b]	964,000	2,635,510
China Resources Power Holdings Co. Ltd.	900,000	2,065,924
China Rongsheng Heavy Industries Group Holdings Ltd.[a,b]	1,719,000	201,729
China SCE Property Holdings Ltd.[a]	738,000	190,344
China Shanshui Cement Group Ltd.	905,000	359,460
China Shenhua Energy Co. Ltd. Class H	1,580,500	4,912,056
China Shineway Pharmaceutical Group Ltd.[b]	171,000	265,065
China Shipping Container Lines Co. Ltd. Class Ha,b	1,742,000	444,800
China Singyes Solar Technologies Holdings Ltd.[b]	241,000	245,836
China South City Holdings Ltd.	1,154,000	297,637
China Southern Airlines Co. Ltd. Class H	826,000	281,213
China State Construction International Holdings Ltd.	854,000	1,378,840
China Suntien Green Energy Corp. Ltd. Class H	759,000	226,103

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

China Taiping Insurance Holdings Co. Ltd.[a]	432,600	$592,465
China Telecom Corp. Ltd. Class H	6,528,000	3,291,612
China Travel International Investment Hong Kong Ltd.	1,616,000	304,261
China Unicom (Hong Kong) Ltd.	2,194,000	3,327,329
China Vanke Co. Ltd. Class B	617,000	1,242,848
China Water Affairs Group Ltd.[b]	684,000	255,803
China Wireless Technologies Ltd.	848,000	344,475
China Yongda Automobiles Services Holdings Ltd.[b]	179,500	171,991
China Yurun Food Group Ltd.[a,b]	670,000	423,373
China ZhengTong Auto Services Holdings Ltd.[a,b]	420,000	259,981
Chinasoft International Ltd.[a,b]	802,000	252,357
Chongqing Rural Commercial Bank Co. Ltd. Class H	1,099,000	494,624
CIMC Enric Holdings Ltd.	292,000	305,014
CITIC Pacific Ltd.[b]	816,000	943,918
CITIC Resources Holdings Ltd.[a]	1,578,000	215,707
CITIC Securities Co. Ltd. Class H	496,500	966,825
CNOOC Ltd.	8,374,000	16,630,507
Comba Telecom Systems Holdings Ltd.[a,b]	521,000	165,282
Cosco International Holdings Ltd.[b]	830,000	310,404
COSCO Pacific Ltd.[b]	816,000	1,199,629
Country Garden Holdings Co. Ltd.	2,177,000	1,361,608
CPMC Holdings Ltd.[b]	359,000	269,907
CSPC Pharmaceutical Group Ltd.[b]	654,000	341,574
CSR Corp Ltd. Class H	901,000	655,323
Dah Chong Hong Holdings Ltd.[b]	421,000	323,579
Daphne International Holdings Ltd.[b]	494,000	316,618

Security	Shares	Value

Datang International Power Generation Co. Ltd. Class H	1,632,000	$702,940
Dazhong Transportation Group Co. Ltd. Class B	402,000	275,370
Digital China Holdings Ltd.	390,000	429,511
Dongfeng Motor Group Co. Ltd. Class H	1,264,000	1,750,665
Dongyue Group Ltd.[b]	632,000	254,287
ENN Energy Holdings Ltd.	408,000	2,025,689
Evergrande Real Estate Group Ltd.[a,b]	2,999,000	1,276,269
Fantasia Holdings Group Co. Ltd.	1,341,000	210,980
Far East Horizon Ltd.	624,000	377,406
First Tractor Co. Ltd. Class Hb	264,000	162,396
Fosun International Ltd.[b]	807,500	588,360
Franshion Properties (China) Ltd.[b]	1,840,000	638,296
Fufeng Group Ltd.[a]	583,400	243,760
GCL-Poly Energy Holdings Ltd.[a]	4,358,000	1,152,107
Geely Automobile Holdings Ltd.[b]	2,210,000	1,162,798
Global Bio-Chem Technology Group Co. Ltd.[a]	2,040,000	165,738
Glorious Property Holdings Ltd.[a,b]	1,309,000	197,505
Golden Eagle Retail Group Ltd.[b]	301,000	417,667
Golden Meditech Holdings Ltd.[b]	1,348,000	156,453
GOME Electrical Appliances Holdings Ltd.[a]	4,870,000	502,424
Great Wall Motor Co. Ltd. Class H	510,000	2,597,880
Greatview Aseptic Packaging Co. Ltd.	363,000	196,143
Greentown China Holdings Ltd.	417,000	778,675
Guangdong Investment Ltd.	1,224,000	1,013,370
Guangzhou Automobile Group Co. Ltd. Class H	1,046,000	1,066,989
Guangzhou R&F Properties Co. Ltd. Class H	408,000	666,110

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Haier Electronics Group Co. Ltd.	408,000	$713,463
Haitian International Holdings Ltd.[b]	302,000	556,144
Haitong Securities Co. Ltd. Class H	598,800	867,960
Hanergy Solar Group Ltd.[a]	5,378,000	520,156
Hangzhou Steam Turbine Co. Ltd. Class B	199,900	260,367
Harbin Electric Co. Ltd. Class H	366,000	226,555
Hengan International Group Co. Ltd.[b]	347,500	3,806,887
Hengdeli Holdings Ltd.[b]	982,800	225,599
Hidili Industry International Development Ltd.[a,b]	791,000	134,649
Honghua Group Ltd.[b]	816,000	239,926
Hopson Development Holdings Ltd.[a]	292,000	357,356
Hua Han Bio-Pharmaceutical Holdings Ltd. Class Hb	1,072,800	257,326
Huabao International Holdings Ltd.[b]	984,000	437,790
Huaneng Power International Inc. Class H	1,516,000	1,511,230
Hunan Nonferrous Metal Corp. Ltd. Class Ha,b	982,000	303,931
Industrial and Commercial Bank of China Ltd. Class H	34,669,000	22,756,785
Inner Mongolia Yitai Coal Co. Ltd. Class B	510,000	1,055,700
Interchina Holdings Co. Ltd.[a]	2,800,000	238,316
Intime Retail Group Co. Ltd.[b]	486,500	569,666
Jiangsu Expressway Co. Ltd. Class H	610,000	691,465
Jiangsu Future Land Co. Ltd. Class B	367,900	229,938
Jiangxi Copper Co. Ltd. Class H	674,000	1,298,561
Jinchuan Group International Resources Co. Ltd.[a,b]	593,000	108,591
Ju Teng International Holdings Ltd.	448,000	250,738
Kai Yuan Holdings Ltd.[a]	8,940,000	224,814
Kaisa Group Holdings Ltd.[a,b]	970,000	285,206

Security	Shares	Value

Kingboard Chemical Holdings Co. Ltd.	330,700	$719,024
Kingboard Laminates Holdings Ltd.[b]	544,500	211,357
Kingdee International Software Group Co. Ltd.[a,b]	1,142,000	349,033
Kingsoft Corp. Ltd.	303,000	641,605
Kingway Brewery Holdings Ltd.[a]	480,000	185,082
Kunlun Energy Co. Ltd.	1,632,000	2,378,211
KWG Property Holdings Ltd.[b]	597,000	403,420
Lao Feng Xiang Co. Ltd. Class B	112,706	260,914
Lee & Man Paper Manufacturing Ltd.	808,000	478,273
Lenovo Group Ltd.	2,972,000	2,874,497
Li Ning Co. Ltd.[a]	580,000	436,810
Lianhua Supermarket Holdings Co. Ltd. Class H	197,000	104,160
Lijun International Pharmaceutical (Holding) Co. Ltd.[b]	846,000	291,295
Longfor Properties Co. Ltd.[b]	647,000	1,081,337
Lonking Holdings Ltd.[a]	1,025,000	215,458
Luthai Textile Co. Ltd. Class B	240,900	283,324
Magic Holdings International Ltd.	355,000	278,803
Maoye International Holdings Ltd.[b]	666,000	125,395
Microport Scientific Corp.[b]	459,000	304,840
MIE Holdings Corp.	782,000	172,447
Minth Group Ltd.[b]	408,000	734,509
MMG Ltd.[a]	872,000	196,792
New China Life Insurance Co. Ltd. Class Ha	293,100	799,425
New World Department Store China Ltd.[b]	240,000	126,586
Nine Dragons Paper (Holdings) Ltd.[b]	759,000	515,827
North Mining Shares Co. Ltd.[a]	5,750,000	252,115
NVC Lighting Holdings Ltd.	704,000	182,482
Parkson Retail Group Ltd.	606,000	238,355
People’s Insurance Co. Group of China Ltd. Class Hb	2,069,000	1,003,229

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

PetroChina Co. Ltd. Class H	9,866,000	$10,738,296
Phoenix Satellite Television Holdings Ltd.[b]	746,000	253,015
PICC Property and Casualty Co. Ltd. Class H	1,632,000	2,272,980
Ping An Insurance (Group) Co. of China Ltd. Class H	918,000	6,434,192
Poly Property Group Co. Ltd.	959,000	580,020
Ports Design Ltd.	363,500	237,196
Powerlong Real Estate Holdings Ltd.	514,000	99,427
Real Nutriceutical Group Ltd.[b]	486,000	130,989
Renhe Commercial Holdings Co. Ltd.[a]	5,360,000	311,049
REXLot Holdings Ltd.	4,350,000	302,925
Road King Infrastructure Ltd.	286,000	273,298
Sany Heavy Equipment International Holdings Co. Ltd.[b]	561,000	163,502
Semiconductor Manufacturing International Corp.[a]	9,542,000	676,790
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	816,000	769,236
Shanghai Electric Group Co. Ltd. Class H	1,326,000	490,769
Shanghai Industrial Holdings Ltd.[b]	248,000	812,339
Shanghai Industrial Urban Development Group Ltd.[a,b]	862,000	185,642
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	940,000	164,861
Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	152,800	178,776
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	346,800	658,323
Shenzhen Expressway Co. Ltd. Class H	524,000	193,263
Shenzhen International Holdings Ltd.	4,827,500	603,873
Shenzhen Investment Ltd.	1,096,000	455,112
Shenzhou International Group Holdings Ltd.	281,000	913,185

Security	Shares	Value

Shimao Property Holdings Ltd.[b]	663,500	$1,690,751
Shougang Concord International Enterprises Co. Ltd.[a,b]	4,866,000	244,731
Shougang Fushan Resources Group Ltd.[b]	1,598,000	535,799
Shui On Land Ltd.	1,782,166	551,583
Sihuan Pharmaceutical Holdings Group Ltd.	1,063,000	793,713
Sino Biopharmaceutical Ltd.	1,440,000	1,028,784
Sino Oil And Gas Holdings Ltd.[a,b]	7,085,000	179,080
Sino-Ocean Land Holdings Ltd.[b]	1,429,500	846,153
Sinofert Holdings Ltd.[b]	1,202,000	187,561
Sinopec Kantons Holdings Ltd.[b]	544,000	519,138
Sinopec Shanghai Petrochemical Co. Ltd. Class Ha	1,110,000	397,942
Sinopharm Group Co. Ltd. Class H	468,800	1,175,265
Sinotrans Ltd. Class H	960,000	237,697
Sinotrans Shipping Ltd.[b]	1,094,500	290,760
Skyworth Digital Holdings Ltd.	900,000	488,626
SOHO China Ltd.[b]	998,500	848,565
Sun Art Retail Group Ltd.	1,116,500	1,520,458
Sunac China Holdings Ltd.	816,000	573,507
Sunny Optical Technology Group Co Ltd.[b]	299,000	323,894
TCL Multimedia Technology Holdings Ltd.	276,000	123,507
Tech Pro Technology Development Ltd.[a]	478,000	217,598
Tencent Holdings Ltd.	476,800	22,356,917
Tiangong International Co. Ltd.	894,000	217,897
Tianjin Development Holdings Ltd.[a]	408,000	242,556
Tianjin Port Development Holdings Ltd.[b]	1,468,000	221,495
Tianneng Power International Ltd.[b]	448,000	184,876
Tibet 5100 Water Resources Holdings Ltd.	695,000	266,191

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Tingyi (Cayman Islands) Holding Corp.	922,000	$2,282,885
Tong Ren Tang Technologies Co. Ltd. Class H	137,000	454,935
Towngas China Co. Ltd.	612,000	576,137
Travelsky Technology Ltd. Class H	562,000	452,244
Tsingtao Brewery Co. Ltd. Class H	146,000	1,081,670
Uni-President China Holdings Ltd.[b]	546,000	466,829
Vinda International Holdings Ltd.[b]	333,000	341,400
VODone Ltd.[a]	2,066,000	159,858
Want Want China Holdings Ltd.	2,802,000	4,155,447
Wasion Group Holdings Ltd.	326,000	201,375
Weichai Power Co. Ltd. Class H	232,000	840,710
Weiqiao Textile Co. Ltd. Class H	324,000	183,426
West China Cement Ltd.	1,586,000	229,073
Winsway Coking Coal Holding Ltd.[a,b]	2,053,000	150,909
Wumart Stores Inc. Class H	247,000	467,600
Xingda International Holdings Ltd.	457,000	219,236
Xinhua Winshare Publishing and Media Co. Ltd. Class H	477,000	239,287
XTEP International Holdings Ltd.[b]	397,000	194,036
Yanchang Petroleum International Ltd.[a,b]	3,370,000	169,491
Yantai Changyu Pioneer Wine Co. Ltd. Class B	106,100	350,273
Yanzhou Coal Mining Co. Ltd. Class Hb	870,000	774,141
Yingde Gases Group Co. Ltd.[b]	580,500	520,282
Yuanda China Holdings Ltd.	1,558,000	100,459
Yuexiu Property Co. Ltd.	2,660,000	751,238
Yuexiu Real Estate Investment Trust	718,000	360,185
Yuexiu Transport Infrastructure Ltd.[b]	524,000	279,083

Security	Shares	Value

Yuzhou Properties Co. Ltd.	718,400	$156,569
Zhaojin Mining Industry Co. Ltd. Class H	439,500	416,580
Zhejiang Expressway Co. Ltd. Class H	704,000	589,209
Zhejiang Southeast Electric Power Co. Ltd. Class Ba	408,000	340,272
Zhongsheng Group Holdings Ltd.	277,000	367,219
Zhuzhou CSR Times Electric Co. Ltd. Class H	227,000	715,742
Zijin Mining Group Co. Ltd. Class Hb	2,872,000	722,222
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class Hb	624,600	486,509
ZTE Corp. Class Ha,b	286,000	553,234

		363,166,652
COLOMBIA — 0.85%
Almacenes Exito SA	93,660	1,546,652
Bancolombia SA	92,417	1,258,887
Bolsa de Valores de Colombia	24,759,106	320,899
Cementos Argos SA	194,743	921,123
Cemex Latam Holdings SAa	86,580	670,608
Corporacion Financiera Colombiana SA	40,271	802,259
Corporacion Financiera Colombiana SA NVS[a]	365	6,974
Ecopetrol SA	2,276,844	5,096,622
Grupo Argos SA	136,049	1,534,292
Grupo de Inversiones Suramericana SA	107,108	2,117,161
Interconexion Electrica SA ESP	186,864	891,575
Isagen SA ESP[a]	426,148	674,452

		15,841,504
CZECH REPUBLIC — 0.25%
Central European Media Enterprises Ltd. AS Class Aa	38,820	177,627
CEZ AS	73,132	1,685,663
Komercni Banka AS	7,142	1,534,409
Pegas Nonwovens SA	9,467	277,485
Philip Morris CR AS	285	157,814

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Telefonica O2 Czech Republic AS	50,948	$759,171

		4,592,169
EGYPT — 0.24%
Citadel Capital SAE[a]	362,000	157,016
Commercial International Bank (Egypt) SAE	282,189	1,426,366
EFG-Hermes Holding Co. SAE[a]	212,186	244,819
Egyptian Kuwaiti Holding Co. SAE	307,020	214,914
ezzsteel[a]	140,546	224,531
National Societe Generale Bank SAE	23,538	86,191
Orascom Telecom Holding SAE[a]	1,284,058	781,208
Palm Hills Developments SAE[a]	566,874	183,395
Pioneers Holding Co.[a]	188,601	105,294
Six of October Development & Investment Co.[a]	47,806	153,362
South Valley Cement Co.[a]	189,294	118,145
Talaat Moustafa Group Holding Co. SAE[a]	552,935	388,641
Telecom Egypt Co. SAE	188,205	335,693

		4,419,575
HUNGARY — 0.20%
EGIS Pharmaceuticals PLC	2,287	212,707
Magyar Telekom Telecommunications PLC	221,881	305,546
MOL Hungarian Oil and Gas PLC	20,316	1,437,907
OTP Bank PLC	98,895	1,832,666

		3,788,826
INDIA — 5.47%
ACC Ltd.	19,841	289,522
Adani Enterprises Ltd.	98,956	211,931
Adani Ports and Special Economic Zone Ltd.	188,971	360,238
Aditya Birla Nuvo Ltd.	15,580	267,893
Amara Raja Batteries Ltd.	26,073	101,439
Ambuja Cements Ltd.	314,325	816,379
Andhra Bank	8,232	6,217
Apollo Hospitals Enterprise Ltd.	38,496	503,734

Security	Shares	Value

Apollo Tyres Ltd.	115,563	$110,106
Arvind Ltd.	86,550	103,029
Ashok Leyland Ltd.	6,742	1,225
Asian Paints Ltd.	138,654	883,402
Aurobindo Pharma Ltd.	50,939	139,972
Axis Bank Ltd.	2,593	32,690
Bajaj Auto Ltd.	38,845	1,080,040
Bajaj Finance Ltd.	8,221	127,763
Balrampur Chini Mills Ltd.	157,659	85,785
Bank of Baroda	18,726	130,603
Bank of India	2,187	4,710
Bayer CropScience Ltd.	6,863	159,458
Berger Paints India Ltd.	45,839	140,771
Bharat Forge Ltd.	42,072	153,432
Bharat Heavy Electricals Ltd.	265,803	478,743
Bharat Petroleum Corp. Ltd.	81,761	337,835
Bharti Airtel Ltd.	277,872	1,257,931
Biocon Ltd.	35,033	186,459
Britannia Industries Ltd.	15,787	167,834
Cairn India Ltd.	226,324	1,098,564
Canara Bank Ltd.	2,042	6,268
Century Textiles & Industries Ltd.	24,057	79,049
CESC Ltd.	27,140	126,499
Cipla Ltd.	160,883	1,015,289
Clariant Chemicals (India) Ltd.	19,102	133,818
Coal India Ltd.	234,554	892,491
Dabur India Ltd.	201,295	496,916
Development Credit Bank Ltd.[a]	213,646	132,256
Dewan Housing Finance Corp. Ltd.	36,817	66,005
Divi’s Laboratories Ltd.	18,072	271,955
DLF Ltd.	191,433	376,086
Dr. Reddy’s Laboratories Ltd.	47,858	1,660,869
Eicher Motors Ltd.	3,724	179,791
Emami Ltd.	26,652	165,451
FDC Ltd.	61,259	77,188
Federal Bank Ltd.	34,142	132,367
GAIL (India) Ltd.	144,024	644,043
Gateway Distriparks Ltd.	88,538	142,784
GlaxoSmithKline Consumer Healthcare Ltd.	4,746	292,083
GMR Infrastructure Ltd.[a]	507,821	105,300

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Godrej Consumer Products Ltd.	59,528	$729,797
Godrej Industries Ltd.	38,314	136,711
Great Eastern Shipping Co. Ltd. (The)	35,376	135,357
Gruh Finance Ltd.	35,598	108,594
Gujarat Gas Co. Ltd.	18,714	55,063
Gujarat Mineral Development Corp. Ltd.	49,300	61,821
Gujarat Pipavav Port Ltd.[a]	160,802	104,289
Gujarat State Petronet Ltd.	94,405	71,086
Havells India Ltd.	23,688	215,978
HCL Technologies Ltd.	98,689	1,554,124
HDFC Bank Ltd.	725,131	6,519,265
Hero Motocorp Ltd.	37,739	1,168,955
Hexaware Technologies Ltd.	117,178	227,191
Hindalco Industries Ltd.	481,602	765,738
Hindustan Construction Co. Ltd.[a]	649,982	96,410
Hindustan Unilever Ltd.	214,946	2,054,301
Housing Development & Infrastructure Ltd.[a]	139,307	70,423
Housing Development Finance Corp. Ltd.	688,463	7,488,481
ICICI Bank Ltd.	119,367	1,452,115
Idea Cellular Ltd.[a]	316,846	766,818
IFCI Ltd.	275,924	78,722
India Cements Ltd.	5,942	4,142
India Infoline Ltd.	96,030	76,888
Indiabulls Real Estate Ltd.	122,581	105,475
Indian Hotels Co. Ltd.	153,532	104,570
Indraprastha Gas Ltd.	19,468	75,801
Infosys Ltd.	215,338	10,122,711
Infrastructure Development Finance Co. Ltd.	46,701	56,901
Ipca Laboratories Ltd.	12,707	119,233
ITC Ltd.	1,037,544	4,847,735
Jain Irrigation Systems Ltd.	150,766	114,780
Jaiprakash Associates Ltd.	22,459	11,252
Jammu & Kashmir Bank Ltd.	10,999	185,711
Jindal Steel & Power Ltd.	172,309	578,580
JSW Steel Ltd.	38,921	318,961
Jubilant Foodworks Ltd.[a]	13,728	208,870
Jyothy Laboratories Ltd.	26,446	62,042
Kajaria Ceramics Ltd.	34,644	118,084

Security	Shares	Value

Karur Vysya Bank Ltd.	23,489	$109,517
Kaveri Seed Co. Ltd.	3,629	79,915
Kotak Mahindra Bank Ltd.	136,401	1,361,739
KPIT Technologies Ltd.	61,468	122,806
Larsen & Toubro Ltd.	161,925	1,775,734
LIC Housing Finance Ltd.	136,953	343,885
Lupin Ltd.	29,549	356,091
Madras Cements Ltd.	36,981	85,190
Mahindra & Mahindra Financial Services Ltd.	126,494	483,806
Mahindra & Mahindra Ltd.	143,373	1,699,666
MAX India Ltd.	62,360	152,431
McLeod Russel India Ltd.	22,962	87,719
MindTree Ltd.	13,841	217,178
MRF Ltd.	673	131,340
NIIT Technologies Ltd.	30,860	131,717
NTPC Ltd.	565,428	1,120,244
Oil & Natural Gas Corp. Ltd.	366,318	1,381,385
Oil India Ltd.	61,072	401,770
Page Industries Ltd.	1,937	117,142
Persistent Systems Ltd.	14,212	126,331
Piramal Enterprises Ltd.	32,799	312,030
Power Finance Corp. Ltd.	3,771	6,227
Power Grid Corp. of India Ltd.	592,876	876,258
Prestige Estates Projects Ltd.	43,698	76,192
PTC India Ltd.	135,269	86,194
Punj Lloyd Ltd.	16,028	5,058
Radico Khaitan Ltd.	88,600	161,859
Rajesh Exports Ltd.	36,504	55,913
Rallis India Ltd.	49,256	107,428
Ranbaxy Laboratories Ltd.[a]	56,933	351,447
Raymond Ltd.	35,193	101,552
Redington India Ltd.	120,915	109,074
Reliance Capital Ltd.	47,285	223,471
Reliance Communications Ltd.	242,488	452,165
Reliance Industries Ltd.	606,568	7,838,930
Reliance Infrastructure Ltd.	48,979	253,754
Reliance Power Ltd.[a]	260,821	267,256
Rolta India Ltd.	106,065	99,772
Rural Electrification Corp. Ltd.	138,782	354,674
Sesa Goa Ltd.	172,963	494,124
Sesa Goa Ltd. New	380,192	1,086,141
Shree Renuka Sugars Ltd.	302,037	69,943
Shriram Transport Finance Co. Ltd.	65,045	510,407

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Siemens Ltd.	33,715	$220,803
SKS Microfinance Ltd.[a]	40,282	69,413
Sobha Developers Ltd.	21,744	82,194
Solar Industries India Ltd.	9,505	119,075
State Bank of Bikaner and Jaipur	8,569	41,509
State Bank of India	62,020	1,425,840
Sun Pharma Advanced Research Co. Ltd.[a]	42,198	78,782
Sun Pharmaceuticals Industries Ltd.	294,028	2,319,470
Sundaram Finance Ltd.	14,108	103,306
Supreme Industries Ltd.	19,884	97,012
Suzlon Energy Ltd.[a]	155,346	13,990
Syndicate Bank	5,541	5,380
Tata Consultancy Services Ltd.	220,448	6,783,939
Tata Global Beverages Ltd.	146,537	308,289
Tata Motors Ltd.	384,217	1,740,229
Tata Power Co. Ltd.	554,431	636,501
Tata Steel Ltd.	135,140	560,441
Thermax Ltd.	16,143	132,037
Titan Industries Ltd.	100,106	340,379
Torrent Pharmaceuticals Ltd.	20,798	128,307
Trent Ltd.	3,959	56,626
TTK Prestige Ltd.	1,479	74,576
TV18 Broadcast Ltd.[a]	222,210	58,521
UCO Bank	93,723	73,551
Ultratech Cement Ltd.	16,040	358,053
Unitech Ltd.[a]	630,158	157,849
United Breweries Ltd.	31,513	341,291
United Phosphorus Ltd.	127,036	256,495
United Spirits Ltd.	41,082	1,368,478
Vijaya Bank	129,277	68,092
Wipro Ltd.	297,397	2,176,800
Zee Entertainment Enterprises Ltd.	115,839	405,884

		101,995,775
INDONESIA — 2.72%
PT ACE Hardware Indonesia Tbk	4,560,500	296,516
PT Adaro Energy Tbk	6,768,000	576,396
PT Agis Tbk[a]	4,182,000	160,846
PT Agung Podomoro Land Tbk	5,304,000	128,714

Security	Shares	Value

PT AKR Corporindo Tbk	980,000	$356,731
PT Alam Sutera Realty Tbk	5,248,500	264,348
PT Aneka Tambang (Persero) Tbk	2,373,500	289,080
PT Astra Agro Lestari Tbk	189,000	341,827
PT Astra International Tbk	9,509,000	5,268,265
PT Bakrieland Development Tbk[a]	30,547,500	139,869
PT Bank Bukopin Tbk	3,056,500	156,744
PT Bank Central Asia Tbk	5,958,000	4,937,720
PT Bank Danamon Indonesia Tbk	1,626,000	603,049
PT Bank Mandiri (Persero) Tbk	4,569,500	2,971,012
PT Bank Negara Indonesia (Persero) Tbk	3,766,500	1,327,933
PT Bank Pembangunan Daerah Jawa Barat dan Banten Tbk	2,118,500	151,321
PT Bank Rakyat Indonesia (Persero) Tbk	5,406,000	3,267,363
PT Bank Tabungan Negara (Persero) Tbk	2,448,376	213,000
PT Benakat Petroleum Energy Tbk[a]	12,445,000	136,758
PT Bukit Asam (Persero) Tbk	402,000	445,440
PT Bumi Resources Tbk[a]	7,517,500	282,250
PT Bumi Serpong Damai Tbk	3,658,500	438,886
PT BW Plantation Tbk	1,938,000	161,500
PT Charoen Pokphand Indonesia Tbk	3,575,500	1,105,065
PT Ciputra Development Tbk	5,606,000	415,830
PT Ciputra Property Tbk	1,989,000	129,321
PT Citra Marga Nusaphala Persada Tbk	1,088,500	328,942
PT Energi Mega Persada Tbk[a]	20,400,000	143,846
PT Gajah Tunggal Tbk	918,000	157,203
PT Garuda Indonesia (Persero) Tbk[a]	3,029,500	133,165
PT Global Mediacom Tbk	3,512,500	562,901
PT Gudang Garam Tbk	233,500	811,477
PT Holcim Indonesia Tbk	799,000	153,654
PT Indo Tambangraya Megah Tbk	204,000	598,736

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

PT Indocement Tunggal Prakarsa Tbk	709,000	$1,279,057
PT Indofood CBP Sukses Makmur Tbk	602,000	551,282
PT Indofood Sukses Makmur Tbk	2,144,500	1,276,488
PT Indosat Tbk	689,000	260,268
PT Japfa Comfeed Indonesia Tbk	2,698,000	291,542
PT Jasa Marga (Persero) Tbk	1,087,500	542,754
PT Kalbe Farma Tbk	11,313,000	1,398,585
PT Kawasan Industri Jababeka Tbk	9,651,807	220,966
PT Krakatau Steel (Persero) Tbk	2,433,500	104,739
PT Lippo Karawaci Tbk	9,683,500	1,019,782
PT Matahari Department Store Tbk[a]	612,000	697,747
PT Medco Energi Internasional Tbk	1,071,000	230,481
PT Media Nusantara Citra Tbk[a]	2,125,000	574,061
PT Mitra Adiperkasa Tbk	390,500	169,860
PT MNC Investama Tbk	12,750,000	402,816
PT MNC Sky Vision Tbk[a]	766,500	130,558
PT Pakuwon Jati Tbk	9,625,000	255,609
PT Panin Financial Tbk[a]	8,207,500	131,530
PT Perusahaan Gas Negara (Persero) Tbk	5,188,500	2,565,742
PT Ramayana Lestari Sentosa Tbk	1,836,000	169,813
PT Semen Gresik (Persero) Tbk	1,433,000	1,653,462
PT Sentul City Tbk[a]	12,187,000	217,625
PT Summarecon Agung Tbk	5,070,000	362,143
PT Surya Semesta Internusa Tbk	248,500	15,929
PT Telekomunikasi Indonesia (Persero) Tbk	21,450,000	4,321,429
PT Timah (Persero) Tbk	1,669,500	197,221
PT Tower Bersama Infrastructure Tbk[a]	463,036	220,493
PT Trada Maritime Tbk[a]	982,500	125,962
PT Unilever Indonesia Tbk	729,000	2,082,857
PT United Tractors Tbk	800,000	1,157,509

Security	Shares	Value

PT Wijaya Karya (Persero) Tbk	1,329,500	$211,843
PT XL Axiata Tbk	1,218,000	499,135

		50,794,996
MALAYSIA — 4.01%
Aeon Credit Service M Bhd	38,400	185,877
Affin Holdings Bhd	196,500	242,279
AirAsia Bhd	567,200	445,506
Alliance Financial Group Bhd	567,900	873,094
AMMB Holdings Bhd	769,400	1,740,358
Astro Malaysia Holdings Bhd	795,600	716,942
Axiata Group Bhd	1,200,700	2,463,724
Berjaya Corp. Bhd	1,454,800	248,021
Berjaya Sports Toto Bhd	307,308	373,288
BIMB Holdings Bhd	207,300	272,634
British American Tobacco (Malaysia) Bhd	61,800	1,169,115
Bumi Armada Bhd[a]	668,100	793,238
Bursa Malaysia Bhd	187,900	411,295
CapitaMalls Malaysia Trust Bhd	550,800	251,526
Carlsberg Brewery Malaysia Bhd	79,800	314,365
CIMB Group Holdings Bhd	2,144,000	4,751,753
Dialog Group Bhd	872,700	685,460
DiGi.Com Bhd	1,655,500	2,368,780
DRB-Hicom Bhd	403,600	318,236
Eastern & Oriental Bhd	355,800	213,388
Felda Global Ventures Holdings Bhd	515,000	685,151
Gamuda Bhd	781,200	1,063,084
Genting Bhd	952,900	2,706,616
Genting Malaysia Bhd	1,387,200	1,777,947
Genting Plantations Bhd	117,600	339,759
HAP Seng Consolidated Bhd	411,300	264,204
Hartalega Holdings Bhd	148,500	316,010
Hong Leong Bank Bhd	263,700	1,131,949
Hong Leong Financial Group Bhd	109,500	483,370
IGB Corp. Bhd	388,800	295,913
IHH Healthcare Bhd[a]	1,234,500	1,507,069
IJM Corp. Bhd	517,800	871,736
IJM Land Bhd	238,500	175,712
IJM Plantations Bhd	169,900	148,965
IOI Corp. Bhd	1,368,800	2,250,253

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

KPJ Healthcare Bhd	242,400	$474,506
Kuala Lumpur Kepong Bhd	227,400	1,489,808
Lafarge Malaysia Bhd	187,900	541,147
Magnum Bhd	343,900	339,215
Mah Sing Group Bhd	388,960	266,431
Malayan Banking Bhd	2,040,000	6,210,518
Malaysia Airports Holdings Bhd	273,900	582,030
Malaysia Building Society Bhd	318,600	277,402
Malaysian Airline System Bhd[a]	2,412,300	231,334
Malaysian Resources Corp. Bhd	781,200	342,470
Maxis Bhd	1,064,000	2,215,621
Media Chinese International Ltd.	591,600	189,110
Media Prima Bhd	440,000	360,332
MISC Bhd[a]	515,700	741,032
MMC Corp. Bhd	416,600	317,071
Oriental Holdings Bhd	113,700	285,224
OSK Holdings Bhd	376,900	178,998
Parkson Holdings Bhd	266,800	272,100
Pavilion Real Estate Investment Trust Bhd	489,600	196,749
Petronas Chemicals Group Bhd	1,329,600	2,679,641
Petronas Dagangan Bhd	127,000	1,074,846
Petronas Gas Bhd	287,300	1,761,541
POS Malaysia Bhd	193,100	291,583
PPB Group Bhd	219,600	891,838
Public Bank Bhd Foreign	499,900	2,611,549
QL Resources Bhd	242,100	250,594
RHB Capital Bhd	294,400	670,405
Sapurakencana Petroleum Bhd[a]	1,812,200	1,980,607
Sarawak Oil Palms Bhd	87,000	145,673
Sime Darby Bhd	1,285,200	3,673,956
Sunway Bhd	405,400	349,275
Sunway Real Estate Investment Trust Bhd	816,500	323,145
Supermax Corp. Bhd	335,200	240,832
Ta Ann Holdings Bhd	133,100	155,599
TA Enterprise Bhd	1,288,800	231,492
TAN Chong Motor Holdings Bhd	153,900	327,033

Security	Shares	Value

Telekom Malaysia Bhd	507,300	$835,526
Tenaga Nasional Bhd	1,332,200	3,540,637
TIME dotCom Bhd[a]	164,000	182,735
Top Glove Corp. Bhd	216,400	404,504
TSH Resources Bhd	265,200	185,695
UEM Sunrise Bhd	744,500	571,167
UMW Holdings Bhd	257,600	986,562
UOA Development Bhd	248,800	170,424
WCT Holdings Bhd	456,480	339,086
YTL Corp. Bhd	2,267,500	1,069,983
YTL Power International Bhd	1,018,700	496,208

		74,809,851
MEXICO — 4.88%
Alfa SAB de CV Series A	1,328,700	3,358,570
Alsea SAB de CVb	215,100	544,355
America Movil SAB de CV Series L	17,217,600	16,583,159
Arca Continental SAB de CV	151,700	961,077
Axtel SAB de CV CPO[a,b]	429,300	139,542
Banregio Grupo Financiero SAB de CVb	94,300	560,913
Bolsa Mexicana de Valores SAB de CVb	153,300	361,550
Cemex SAB de CV CPO[a]	5,313,396	6,036,865
Coca-Cola FEMSA SAB de CV Series L	195,500	2,330,567
Compartamos SAB de CV	491,900	863,183
Concentradora Fibra Hotelera Mexicana SA de CV	215,900	388,077
Consorcio ARA SAB de CVa,b	421,100	168,730
Controladora Comercial Mexicana SAB de CV BC Units	188,100	712,841
Corporacion Inmobiliaria Vesta SAB de CVb	202,800	396,578
El Puerto de Liverpool SA de CV Series C1	83,500	876,400
Empresas ICA SAB de CVa	275,000	565,365
Fibra Uno Administracion SA de CV	629,800	1,848,552
Fomento Economico Mexicano SAB de CV BD Units	938,400	8,889,217
Genomma Lab Internacional SAB de CV Series Ba,b	369,600	792,791

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Grupo Aeromexico SAB de CVa,b	84,400	$114,476
Grupo Aeroportuario del Centro Norte SAB de CVb	101,100	343,386
Grupo Aeroportuario del Pacifico SAB de CV Series B	144,500	721,093
Grupo Aeroportuario del Sureste SAB de CV Series B	98,000	1,100,592
Grupo Bimbo SAB de CV Series A	770,000	2,240,451
Grupo Carso SAB de CV Series A1	268,800	1,328,297
Grupo Comercial Chedraui SA de CV	155,700	445,224
Grupo Famsa SAB de CV Series Aa,b	84,300	169,080
Grupo Financiero Banorte SAB de CV Series O	1,142,400	7,143,422
Grupo Financiero Inbursa SAB de CV Series O	1,076,100	2,295,336
Grupo Financiero Santander Mexico SAB de CV Series B	845,800	2,305,172
Grupo Herdez SAB de CVb	73,400	234,735
Grupo Mexico SAB de CV Series B	1,790,300	5,122,039
Grupo Simec SAB de CV Series Ba,b	53,300	195,643
Grupo Televisa SAB de CV CPO	1,204,400	6,047,257
Industrias CH SAB de CV Series Ba	87,400	502,589
Industrias Penoles SAB de CV	64,685	1,975,625
Kimberly-Clark de Mexico SAB de CV Series A	728,500	2,065,684
Macquarie Mexico Real Estate Management SA de CV	252,000	459,194
Mexichem SAB de CV	491,500	1,958,343
Minera Frisco SAB de CV Series A1[a]	300,800	817,558
OHL Mexico SAB de CVa	321,500	836,738

Security	Shares	Value

TV Azteca SAB de CV CPO[b]	466,600	$232,042
Urbi Desarrollos Urbanos SAB de CVa,b	558,900	38,080
Wal-Mart de Mexico SAB de CV Series V	2,468,400	5,923,273

		90,993,661
MOROCCO — 0.06%
Attijariwafa Bank	10,474	388,327
Douja Promotion Groupe Addoha SA	59,568	290,194
Managem	903	138,807
Maroc Telecom SA	32,928	347,303

		1,164,631
PERU — 0.41%
Compania de Minas Buenaventura SA SP ADR	93,999	1,187,207
Credicorp Ltd.	33,634	4,077,786
Southern Copper Corp.	86,013	2,365,358

		7,630,351
PHILIPPINES — 0.91%
Aboitiz Equity Ventures Inc.	899,560	927,797
Aboitiz Power Corp.	817,900	596,003
Alliance Global Group Inc.[a]	993,200	578,996
Atlas Consolidated Mining & Development Corp.	487,000	152,870
Ayala Corp.	84,250	1,029,512
Ayala Land Inc.	2,604,300	1,547,398
Bank of the Philippine Islands	339,650	700,623
BDO Unibank Inc.	673,730	1,117,848
Belle Corp.[a]	2,010,200	207,330
Cebu Air Inc.	112,570	137,684
DMCI Holdings Inc.	408,000	441,390
East West Banking Corp.[a]	233,700	130,998
Energy Development Corp.	3,227,500	416,825
Filinvest Land Inc.	4,853,000	159,953
First Gen Corp.	511,800	189,343
First Philippine Holdings Corp.	98,750	177,130
Globe Telecom Inc.	15,730	536,442
International Container Terminal Services Inc.	369,710	787,499
Jollibee Foods Corp.	195,370	705,260
Lopez Holdings Corp.	1,197,300	135,569
Manila Water Co. Inc.	345,100	254,569

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Metro Pacific Investments Corp.	4,909,800	$577,947
Metropolitan Bank & Trust Co.	125,060	228,529
Nickel Asia Corp.	369,875	130,700
Philex Petroleum Corp.[a]	245,200	65,973
Philippine Long Distance Telephone Co.	19,945	1,287,034
Philippine National Bank[a]	97,174	163,409
Rizal Commercial Banking Corp.	169,040	169,798
SM Investments Corp.	65,315	981,190
SM Prime Holdings Inc.	3,126,296	1,135,561
Universal Robina Corp.	420,110	1,129,399
Vista Land & Lifescapes Inc.	1,553,400	188,080

		16,988,659
POLAND — 1.69%
Alior Bank SAa	19,602	553,960
Asseco Poland SA	36,837	520,741
Bank Handlowy w Warszawie SA	15,743	497,416
Bank Millennium SAa	213,090	437,665
Bank Pekao SA	61,574	3,309,050
Bank Zachodni WBK SA	13,943	1,343,162
BRE Bank SA	7,366	1,005,566
Budimex SA	7,296	203,619
Ciech SAa	23,645	183,303
Cyfrowy Polsat SAa	87,473	543,574
ENEA SA	57,400	255,288
Eurocash SA	40,223	644,761
Getin Holding SAb	192,780	213,158
Getin Noble Bank SAa	577,983	369,523
Globe Trade Centre SAa,b	134,966	320,975
Grupa Azoty SA	20,263	456,860
Grupa Lotos SAa	31,897	375,247
Jastrzebska Spolka Weglowa SA	20,479	429,662
Kernel Holding SAa	24,187	354,093
KGHM Polska Miedz SA	66,251	2,508,647
Lubelski Wegiel Bogdanka SAa	17,139	601,076
Netia SAa,b	137,714	222,027
Polska Grupa Energetyczna SA	348,432	1,828,387
Polski Koncern Naftowy Orlen SA	152,358	2,117,083

Security	Shares	Value

Polskie Gornictwo Naftowe i Gazownictwo SA	852,461	$1,627,120
Powszechna Kasa Oszczednosci Bank Polski SAa	410,075	4,852,127
Powszechny Zaklad Ubezpieczen SA	26,326	3,560,952
Synthos SA	267,550	366,071
Tauron Polska Energia SA	487,629	644,599
Telekomunikacja Polska SA	314,407	742,866
TVN SA	87,171	323,080
Warsaw Stock Exchange SA	17,988	203,617

		31,615,275
RUSSIA — 5.07%
Aeroflot — Russian Airlines OJSC	198,256	290,630
Federal Grid Co. of Unified Energy System OJSC[a]	140,530,000	447,166
Gazprom OAO	5,530,440	21,903,884
IDGC Holding JSC[a]	8,697,000	265,065
INTER RAO UES OJSC[a]	969,300,000	344,318
LSR Group OJSC SP GDR[d]	89,743	376,921
LUKOIL OAO	240,157	13,878,093
Magnit OJSC SP GDR[d]	123,403	6,848,867
Mechel OAO SP ADR[a]	108,980	314,952
MegaFon OAO SP GDR[d]	40,862	1,381,136
MMC Norilsk Nickel OJSC	24,552	3,221,699
Mobile TeleSystems OJSC SP ADR	244,280	5,168,965
NovaTek OAO SP GDR[d]	42,962	5,146,848
OGK-2 OJSC[a]	17,330,000	151,377
PIK Group[a]	148,920	295,085
Rosneft Oil Co. OJSC	547,380	4,048,768
Rostelecom OJSC	549,040	1,657,028
RusHydro OJSC	50,859,000	825,430
Sberbank of Russia	5,099,000	13,508,836
Severstal OAO	98,080	812,548
Sistema JSFC SP GDR[d]	54,643	1,209,796
Sollers OJSC	7,774	144,751
Surgutneftegas OJSC	3,351,900	2,624,110
Tatneft OAO Class S	669,820	4,198,367
TMK OAO SP GDR[d]	35,021	450,720
Uralkali OJSC	626,020	2,979,436
VTB Bank OJSC	1,506,310,000	2,012,755

		94,507,551

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

SOUTH AFRICA — 7.46%
Acucap Properties Ltd.	87,312	$358,081
Adcock Ingram Holdings Ltd.	81,722	527,470
Adcorp Holdings Ltd.	97,165	313,004
Advtech Ltd.	308,268	196,261
Aeci Ltd.	64,945	741,975
African Bank Investments Ltd.	315,283	502,741
African Oxygen Ltd.	79,133	156,087
African Rainbow Minerals Ltd.	51,005	937,922
Anglo American Platinum Ltd.[a]	31,117	1,245,014
AngloGold Ashanti Ltd.	176,719	2,415,844
ArcelorMittal South Africa Ltd.[a]	88,488	283,410
Aspen Pharmacare Holdings Ltd.[a]	140,500	3,237,633
Assore Ltd.	17,032	651,943
Astral Foods Ltd.	25,673	235,396
Aveng Ltd.	178,245	474,113
AVI Ltd.	142,934	767,637
Barclays Africa Group Ltd.	158,602	2,121,714
Barloworld Ltd.	101,103	866,400
Bidvest Group Ltd.	137,591	3,396,177
Blue Label Telecoms Ltd.	251,170	214,602
Brait SEa	162,125	637,197
Capital Property Fund	653,820	626,304
Cashbuild Ltd.	15,112	203,269
City Lodge Hotels Ltd.	20,497	242,177
Clicks Group Ltd.	115,122	616,360
Clover Industries Ltd.	128,751	208,823
Coronation Fund Managers Ltd.	113,775	744,354
DataTec Ltd.	93,967	523,099
Discovery Ltd.	139,684	1,154,326
DRDGOLD Ltd.	307,508	182,865
Emira Property Fund	210,220	293,130
EOH Holdings Ltd.	50,442	325,083
Exxaro Resources Ltd.	65,608	1,040,336
Famous Brands Ltd.	26,039	241,549
FirstRand Ltd.	1,435,752	4,215,708
Foschini Group Ltd. (The)	92,081	865,243
Fountainhead Property Trust	531,753	390,468
Gold Fields Ltd.	336,421	1,770,965
Grindrod Ltd.	175,248	398,548
Group Five Ltd.	72,752	296,663

Security	Shares	Value

Growthpoint Properties Ltd.	839,987	$1,948,022
Harmony Gold Mining Co. Ltd.	182,988	690,605
Hosken Consolidated Investments Ltd.	29,149	377,135
Hudaco Industries Ltd.	24,301	218,237
Hyprop Investments Ltd. Units	71,433	495,239
Illovo Sugar Ltd.	114,036	367,463
Impala Platinum Holdings Ltd.	249,091	2,760,651
Imperial Holdings Ltd.	86,688	1,762,625
Investec Ltd.	120,191	779,757
JD Group Ltd.	47,509	127,575
JSE Ltd.	43,130	331,024
Kumba Iron Ore Ltd.	37,452	1,645,679
Lewis Group Ltd.	38,265	215,705
Liberty Holdings Ltd.	52,029	584,253
Life Healthcare Group Holdings Ltd.	439,015	1,517,540
Massmart Holdings Ltd.	49,204	756,774
Mediclinic International Ltd.	150,000	1,079,631
Metair Investments Ltd.	44,316	151,456
MMI Holdings Ltd.	500,987	1,006,279
Mondi Ltd.	56,152	861,005
Mpact Ltd.	121,454	295,066
Mr. Price Group Ltd.	111,919	1,368,470
MTN Group Ltd.	792,472	14,536,263
Murray & Roberts Holdings Ltd.[a]	209,613	530,122
Nampak Ltd.	274,036	802,762
Naspers Ltd. Class N	185,985	15,407,098
Nedbank Group Ltd.	93,913	1,728,784
Netcare Ltd.	455,745	1,033,337
Northam Platinum Ltd.[a]	151,044	615,031
Omnia Holdings Ltd.	28,403	538,051
Pick n Pay Holdings Ltd.	107,740	182,846
Pick n Pay Stores Ltd.	107,682	402,611
Pinnacle Technology Holdings Ltd.	96,781	223,406
PPC Ltd.	240,881	696,934
Redefine Properties Ltd.	1,352,242	1,209,505
Remgro Ltd.	222,835	4,068,953
Resilient Property Income Fund Ltd.	117,029	559,947
Reunert Ltd.	87,318	583,200
RMB Holdings Ltd.	315,547	1,245,734

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

RMI Holdings Ltd.	309,166	$780,991
Royal Bafokeng Platinum Ltd.[a]	29,516	164,282
SA Corporate Real Estate Fund Nominees Pty Ltd.	579,985	217,473
Sanlam Ltd.	854,726	3,841,718
Sappi Ltd.[a]	241,250	576,446
Sasol Ltd.	258,664	12,169,913
Shoprite Holdings Ltd.	198,227	3,119,448
Sibanye Gold Ltd.[a]	385,304	396,554
SPAR Group Ltd. (The)	78,024	878,065
Standard Bank Group Ltd.	565,855	6,326,569
Steinhoff International Holdings Ltd.[a]	601,059	1,723,181
Sun International Ltd.	54,121	498,457
Super Group Ltd.[a]	151,877	326,266
Sycom Property Fund	64,650	146,963
Telkom SA SOC Ltd.[a]	120,614	269,706
Tiger Brands Ltd.	75,569	2,086,578
Tongaat Hulett Ltd.	49,944	575,470
Truworths International Ltd.	200,164	1,603,110
Vodacom Group Ltd.	172,742	1,957,664
Vukile Property Fund Ltd.	186,336	277,657
Wilson Bayly Holmes-Ovcon Ltd.	24,632	340,124
Woolworths Holdings Ltd.	355,258	2,366,190
Zeder Investments Ltd.	418,492	166,727

		139,134,218
SOUTH KOREA — 15.33%
3S Korea Co. Ltd.[a]	26,049	130,474
Able C&C Co. Ltd.	4,510	141,998
Agabang & Co.	15,758	85,884
Ahnlab Inc.	3,816	199,386
AmorePacific Corp.	1,466	1,188,595
AmorePacific Group	1,366	451,621
Asia Cement Co. Ltd.	2,555	199,557
Asiana Airlines Inc.[a]	62,250	268,897
ATLASBX Co. Ltd.	5,340	177,992
Binggrae Co. Ltd.	2,981	242,229
Bioland Ltd.	10,550	119,751
BS Financial Group Inc.	76,940	987,699
Bukwang Pharmaceutical Co. Ltd.	12,927	153,720
Busan City Gas Co. Ltd.	9,360	238,206
Capro Corp.	20,040	134,136

Security	Shares	Value

Celltrion Inc.	28,104	$1,141,832
Chabio & Diostech Co. Ltd.[a]	27,609	244,490
Cheil Industries Inc.	5,913	470,355
Cheil Worldwide Inc.[a]	44,110	945,739
Chong Kun Dang Pharm Corp.	5,234	267,818
CJ CGV Co. Ltd.	7,336	320,523
CJ CheilJedang Corp.	3,646	835,915
CJ Corp.	6,892	661,230
CJ E&M Corp.[a]	10,216	351,102
CJ Freshway Corp.	4,059	106,772
CJ O Shopping Co. Ltd.	1,458	438,300
Com2uS Corp.[a]	4,380	105,549
Cosmax Inc.	5,646	238,800
Coway Co. Ltd.	25,987	1,376,547
CUROCOM Co. Ltd.[a]	63,840	93,455
Dae Won Kang Up Co. Ltd.	17,910	107,617
Daeduck Electronics Co.	23,080	188,582
Daeduck GDS Co. Ltd.	12,030	206,993
Daekyo Co. Ltd.	25,000	155,624
Daelim Industrial Co. Ltd.	13,025	1,026,699
Daesang Corp.	10,370	288,198
Daewoo Engineering & Construction Co. Ltd.[a]	46,050	306,156
Daewoo International Corp.	21,460	676,636
Daewoo Securities Co. Ltd.	76,930	647,985
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	44,940	1,200,370
Daewoong Pharmaceutical Co. Ltd.	3,217	203,155
Daishin Securities Co. Ltd.	23,120	176,204
Daou Technology Inc.	15,600	197,451
Daum Communications Corp.	5,892	451,169
DGB Financial Group Inc.	60,840	852,270
Dong-A Socio Holdings Co. Ltd.	2,413	306,502
Dong-A ST Co. Ltd.[a]	1,999	219,700
Dongbu Insurance Co. Ltd.	19,862	842,755
Dongbu Steel Co. Ltd.[a]	81,240	214,435
Dongkuk Steel Mill Co. Ltd.	28,570	337,162
Dongsuh Companies Inc.	11,136	290,927
Dongwon Industries Co. Ltd.	784	204,113
Dongyang Mechatronics Corp.	19,900	181,960

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Doosan Corp.	4,127	$514,922
Doosan Engine Co. Ltd.[a]	26,840	193,433
Doosan Heavy Industries & Construction Co. Ltd.	22,149	851,002
Doosan Infracore Co. Ltd.[a]	50,020	610,577
Duksan Hi-Metal Co. Ltd.[a]	8,602	187,143
DuzonBIzon Co. Ltd.	14,440	135,288
E-Mart Co. Ltd.	10,200	1,892,888
E1 Corp.	2,521	170,330
EG Corp.	3,555	67,254
EO Technics Co. Ltd.	5,760	217,936
Fila Korea Ltd.	5,153	304,060
Foosung Co. Ltd.[a]	48,500	185,471
Gamevil Inc.[a]	3,299	165,834
GemVax & Kael Co. Ltd.[a]	12,898	241,681
Global & Yuasa Battery Co. Ltd.	4,384	196,481
Golfzon Co. Ltd.	7,713	143,136
Grand Korea Leisure Co. Ltd.	14,440	418,871
Green Cross Corp.	3,379	382,023
Green Cross Holdings Corp.	13,580	170,048
GS Engineering & Construction Corp.	16,860	537,673
GS Global Corp.	19,860	157,084
GS Holdings Corp.	23,848	1,218,127
GS Home Shopping Inc.	1,351	257,287
Gwangju Shinsegae Co. Ltd.	600	132,697
Halla Engineering & Construction Corp.	29,700	138,594
Halla Visteon Climate Control Corp.	17,450	598,932
Hana Financial Group Inc.	128,786	4,060,637
Hana Tour Service Inc.	5,053	283,137
Hanall Biopharma Co. Ltd.[a]	30,240	174,349
Hancom Inc.	10,896	147,237
Handsome Co. Ltd.	7,650	182,282
Hanil Cement Co. Ltd.	3,184	170,953
Hanil E-Wha Co. Ltd.	14,810	226,810
Hanjin Heavy Industries & Construction Co. Ltd.[a]	25,800	283,555
Hanjin Shipping Co. Ltd.[a]	36,550	282,838
Hanjin Transportation Co. Ltd.	9,360	174,544
Hankook Shell Oil Co. Ltd.	654	216,812
Hankook Tire Co. Ltd.	34,872	1,809,493
Hankook Tire Worldwide Co. Ltd.	11,840	257,055

Security	Shares	Value

Hanmi Pharm Co. Ltd.[a]	2,688	$322,061
Hansae Co. Ltd.	11,780	143,264
Hansol Chemical Co. Ltd.	10,220	228,789
Hansol Paper Co.	21,330	216,173
Hanssem Co. Ltd.	5,630	188,165
Hanwha Chemical Corp.	42,220	673,208
Hanwha Corp.	23,690	695,729
Hanwha General Insurance Co. Ltd.[a]	21,960	85,264
Hanwha Investment & Securities Co. Ltd.[a]	59,490	172,835
Hanwha Life Insurance Co. Ltd.	102,530	600,374
Hite Jinro Co. Ltd.	13,630	308,810
HMC Investment Securities Co. Ltd.	19,990	192,688
Hotel Shilla Co. Ltd.	15,823	959,315
Huchems Fine Chemical Corp.	16,730	323,281
Huvis Corp.	14,320	138,678
Hwa Shin Co. Ltd.	14,740	184,574
Hy-Lok Corp.	10,111	212,230
Hyosung Corp.	12,026	769,196
Hyundai Corp.	9,320	209,900
Hyundai Department Store Co. Ltd.	6,909	924,271
Hyundai Development Co.	27,500	532,634
Hyundai Engineering & Construction Co. Ltd.	33,457	1,730,041
Hyundai Glovis Co. Ltd.	5,928	998,636
Hyundai Greenfood Co. Ltd.	20,060	315,343
Hyundai Heavy Industries Co. Ltd.	19,365	3,968,774
Hyundai Home Shopping Network Corp.	2,636	389,446
Hyundai Hysco Co. Ltd.	14,960	584,896
Hyundai Marine & Fire Insurance Co. Ltd.	29,290	781,032
Hyundai Merchant Marine Co. Ltd.[a]	28,760	480,607
Hyundai Mipo Dockyard Co. Ltd.	5,403	657,092
Hyundai Mobis Co. Ltd.	31,816	7,996,634
Hyundai Motor Co.	72,322	16,222,853
Hyundai Securities Co. Ltd.	59,790	307,016

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Hyundai Steel Co.	25,794	$1,705,580
Hyundai Wia Corp.	7,113	1,098,941
Iljin Display Co. Ltd.	10,530	163,160
Ilyang Pharmaceutical Co. Ltd.	7,050	175,289
iMarketKorea Inc.	9,850	219,175
Industrial Bank of Korea	74,830	761,749
Interflex Co. Ltd.[a]	4,417	160,358
Interpark Corp.	22,079	165,088
ISU Chemical Co. Ltd.	15,340	211,434
JB Financial Group Co. Ltd.[a]	53,570	297,276
JoyCity Corp.	6,477	97,734
Jusung Engineering Co. Ltd.[a]	29,960	165,717
Kangwon Land Inc.	44,060	1,099,466
KB Financial Group Inc.	80,780	2,597,942
KCC Corp.	2,261	852,420
KEPCO Plant Service & Engineering Co. Ltd.	7,113	338,333
Kia Motors Corp.	122,648	7,424,842
KISWIRE Ltd.	5,170	160,915
KIWOOM Securities Co. Ltd.	6,350	296,320
Koh Young Technology Inc.	7,535	214,161
Kolao Holdings	10,324	280,875
Kolon Industries Inc.	8,448	407,921
Komipharm International Co. Ltd.[a]	21,035	141,554
Korea Aerospace Industries Ltd.	19,130	465,303
Korea District Heating Corp.	2,155	169,286
Korea Electric Power Corp.[a]	120,040	3,319,876
Korea Gas Corp.	10,732	536,576
Korea Investment Holdings Co. Ltd.	18,050	639,039
Korea Kolmar Co. Ltd.	8,760	160,987
Korea Zinc Co. Ltd.	3,995	1,149,860
Korean Air Lines Co. Ltd.[a]	15,420	391,734
Korean Reinsurance Co.	42,510	448,058
KT Corp.	14,190	461,474
KT Skylife Co. Ltd.	9,700	288,365
KT&G Corp.	51,361	3,359,136
Kukdo Chemical Co. Ltd.	4,539	206,086
Kumho Petro Chemical Co. Ltd.	6,360	528,257
Kumho Tire Co. Inc.[a]	29,080	280,308
Kwang Dong Pharmaceutical Co. Ltd.	29,020	196,072

Security	Shares	Value

LG Chem Ltd.	21,700	$5,620,242
LG Corp.	44,081	2,660,625
LG Display Co. Ltd.[a]	109,150	2,881,037
LG Electronics Inc.	50,115	3,268,615
LG Fashion Corp.	9,300	216,571
LG Hausys Ltd.	3,867	428,486
LG Household & Health Care Ltd.	4,353	1,925,430
LG Innotek Co. Ltd.[a]	5,587	424,291
LG International Corp.	13,540	385,446
LG Life Sciences Ltd.[a]	7,510	349,098
LG Uplus Corp.[a]	101,050	1,187,967
LIG Insurance Co. Ltd.	17,610	390,258
Lock & Lock Co. Ltd.	10,450	216,992
Lotte Chemical Corp.	7,851	1,212,960
Lotte Chilsung Beverage Co. Ltd.	408	511,631
Lotte Confectionery Co. Ltd.	380	517,598
Lotte Food Co. Ltd.	429	235,746
Lotte Shopping Co. Ltd.	5,032	1,543,530
LS Corp.	8,061	513,412
LS Industrial Systems Co. Ltd.	8,345	465,344
Lumens Co. Ltd.[a]	23,338	180,388
Maeil Dairy Industry Co. Ltd.	4,153	123,275
Mando Corp.	5,799	650,399
Medipost Co. Ltd.[a]	3,817	185,340
Medy-Tox Inc.	2,520	245,178
MegaStudy Co. Ltd.	2,867	188,284
Melfas Inc.	10,727	115,962
Meritz Fire & Marine Insurance Co. Ltd.	25,330	292,081
Meritz Securities Co. Ltd.	165,490	204,244
Mirae Asset Securities Co. Ltd.	12,140	349,419
Modetour Network Inc.	8,176	176,402
Muhak Co. Ltd.	10,842	176,785
Namhae Chemical Corp.	30,160	202,416
Namyang Dairy Products Co. Ltd.	306	221,909
NCsoft Corp.	7,133	1,040,986
Neowiz Games Corp.[a]	7,758	107,279
NEPES Corp.	12,855	125,649
Nexen Corp.	2,317	176,794
Nexen Tire Corp.	17,690	250,995

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

NH Investment & Securities Co. Ltd.	46,790	$203,591
NHN Corp.	12,717	5,115,211
NHN Entertainment Corp.[a]	5,851	571,905
NICE Holdings Co. Ltd.	29,780	280,349
Nong Shim Holdings Co. Ltd.	3,142	206,910
NongShim Co. Ltd.	1,606	345,781
OCI Co. Ltd.	7,789	1,105,146
OCI Materials Co. Ltd.	5,862	187,470
ORION Corp.	1,681	1,493,145
Osstem Implant Co. Ltd.[a]	7,024	171,479
Ottogi Corp.	655	192,361
Paradise Co. Ltd.	17,374	347,464
Partron Co. Ltd.	22,377	366,886
Pharmicell Co. Ltd.[a]	32,540	114,178
Poongsan Corp.	12,580	290,687
POSCO	30,413	8,835,811
POSCO Chemtech Co. Ltd.	1,647	203,418
POSCO ICT Co. Ltd.	28,993	239,508
Pyeong Hwa Automotive Co. Ltd.	10,387	196,970
S&T Dynamics Co. Ltd.	20,580	231,746
S-Oil Corp.	20,947	1,449,241
S1 Corp.	9,290	531,431
Samchully Co. Ltd.	1,867	216,125
SamkwangGlass Co. Ltd.	2,906	132,989
Samsung C&T Corp.	58,054	2,996,707
Samsung Card Co. Ltd.	17,210	561,238
Samsung Electro-Mechanics Co. Ltd.	28,099	2,065,563
Samsung Electronics Co. Ltd.	51,816	63,856,842
Samsung Engineering Co. Ltd.	13,688	1,038,268
Samsung Fine Chemicals Co. Ltd.	10,519	427,848
Samsung Fire & Marine Insurance Co. Ltd.	16,884	3,802,531
Samsung Heavy Industries Co. Ltd.	75,080	2,671,645
Samsung Life Insurance Co. Ltd.	28,772	2,747,473
Samsung SDI Co. Ltd.	15,977	2,432,425
Samsung Securities Co. Ltd.	28,592	1,156,507
Samsung Techwin Co. Ltd.	17,721	1,060,019
Sapphire Technology Co. Ltd.[a]	4,287	155,252

Security	Shares	Value

SBS Media Holdings Co. Ltd.	27,610	$119,762
SeAH Besteel Corp.	6,840	183,008
SeAH Steel Corp.	1,439	127,689
Sebang Co. Ltd.	12,250	198,088
Seegene Inc.[a]	4,224	202,438
Seobu T&Da	7,477	123,937
Seoul Semiconductor Co. Ltd.	15,736	530,889
SFA Engineering Corp.	5,250	236,476
Shinhan Financial Group Co. Ltd.	199,540	7,352,089
Shinsegae Co. Ltd.	3,129	565,168
Shinsegae Food Co. Ltd.	1,869	159,110
Shinsegae International Co. Ltd.	1,101	82,522
Simm Tech Co. Ltd.	20,864	158,446
Sindoh Co. Ltd.	2,708	151,251
SK Broadband Co. Ltd.[a]	74,787	338,211
SK C&C Co. Ltd.	10,458	1,031,621
SK Chemicals Co. Ltd.	7,470	313,255
SK Gas Co. Ltd.	2,637	171,041
SK Holdings Co. Ltd.	12,002	2,021,867
SK Hynix Inc.[a,b]	245,510	6,248,059
SK Innovation Co. Ltd.	28,016	3,533,390
SK Networks Co. Ltd.	69,030	410,430
SK Securities Co. Ltd.[a]	296,290	211,130
SK Telecom Co. Ltd.	4,517	901,325
SKC Co. Ltd.	11,020	296,832
SL Corp.	9,180	132,318
SM Entertainment Co.[a]	7,922	238,363
Soulbrain Co. Ltd.	6,189	261,487
Ssangyong Motor Co.[a]	24,880	188,945
STS Semiconductor & Telecommunications Co. Ltd.[a]	31,902	131,051
STX Corp. Co. Ltd.	37,810	137,609
STX Offshore & Shipbuilding Co. Ltd.[a]	34,720	133,713
STX Pan Ocean Co. Ltd.[a]	55,280	111,551
Sung Kwang Bend Co. Ltd.	10,840	279,288
Sungwoo Hitech Co. Ltd.	17,125	233,723
Suprema Inc.[a]	8,325	166,867
Taekwang Industrial Co. Ltd.	224	233,272
Taewoong Co. Ltd.[a]	8,663	189,251
Taeyoung Engineering & Construction Co. Ltd.	39,880	218,432

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Taihan Electric Wire Co. Ltd.[a]	53,500	$114,948
Tera Resource Co. Ltd.[a]	196,444	84,237
TK Corp.[a]	9,148	194,077
TONGYANG Life Insurance Co.	18,110	175,382
TONGYANG Securities Inc.	68,100	183,432
ViroMed Co. Ltd.[a]	6,775	203,546
WeMade Entertainment Co. Ltd.[a]	4,089	187,865
Wonik IPS Co. Ltd.[a]	32,098	190,844
Woori Finance Holdings Co. Ltd.	167,880	1,678,724
Woori Financial Co. Ltd.	9,080	175,866
Woori Investment & Securities Co. Ltd.	57,810	567,658
YG Entertainment Inc.	3,455	157,491
Youlchon Chemical Co. Ltd.	24,270	262,367
Youngone Corp.	10,930	300,315
Youngone Holdings Co. Ltd.	2,938	162,509
Yuhan Corp.	3,541	625,230
Yungjin Pharmaceutical Co. Ltd.[a]	86,240	146,834

		285,816,598
TAIWAN — 12.92%
A-DATA Technology Co. Ltd.	110,000	245,551
Ability Enterprise Co. Ltd.	211,000	155,124
AcBel Polytech Inc.	279,000	308,607
Accton Technology Corp.	431,000	236,928
Acer Inc.[a]	1,195,000	796,680
Advanced Semiconductor Engineering Inc.	2,856,000	2,524,393
Advantech Co. Ltd.	136,000	690,805
Airtac International Group	47,800	315,477
ALI Corp.	204,000	219,853
Alpha Networks Inc.	257,000	151,583
Altek Corp.	322,000	178,623
Ambassador Hotel Ltd. (The)	164,000	157,837
AmTRAN Technology Co. Ltd.	408,000	262,461
Ardentec Corp.	321,180	195,877
Asia Cement Corp.	944,520	1,180,472
Asia Optical Co. Inc.[a]	141,000	136,173
Asia Polymer Corp.	258,000	196,144
ASUSTeK Computer Inc.	314,000	2,502,598
AU Optronics Corp.[a]	4,063,000	1,602,145
Bank of Kaohsiung Co. Ltd.	948,776	302,789

Security	Shares	Value

BES Engineering Corp.	923,000	$248,605
Capital Securities Corp.	731,000	240,617
Career Technology (MFG.) Co. Ltd.	206,000	220,288
Catcher Technology Co. Ltd.	314,000	1,495,263
Cathay Financial Holding Co. Ltd.	3,405,000	4,824,542
Cathay Real Estate Development Co. Ltd.	379,000	274,835
Chailease Holding Co. Ltd.	356,400	725,317
Chang Hwa Commercial Bank Ltd.	2,033,000	1,100,590
Cheng Loong Corp.	520,000	224,164
Cheng Shin Rubber Industry Co. Ltd.	816,650	2,101,357
Cheng Uei Precision Industry Co. Ltd.	204,000	406,984
Chia Hsin Cement Corp.[a]	434,000	198,693
Chicony Electronics Co. Ltd.	241,110	557,564
Chin-Poon Industrial Co. Ltd.	209,000	368,070
China Airlines Ltd.[a]	1,073,000	376,498
China Bills Finance Corp.	544,000	209,059
China Development Financial Holding Corp.	6,281,000	1,723,237
China Life Insurance Co. Ltd.	854,000	843,312
China Manmade Fibers Corp.[a]	617,000	249,485
China Metal Products Co. Ltd.	169,320	248,397
China Motor Co. Ltd.	230,000	198,299
China Petrochemical Development Corp.	809,900	374,847
China Steel Chemical Corp.	71,000	403,348
China Steel Corp.	5,353,460	4,526,142
China Synthetic Rubber Corp.	241,000	233,152
Chipbond Technology Corp.	263,000	587,970
Chong Hong Construction Co.	61,000	205,885
Chroma ATE Inc.	204,000	472,429
Chung Hung Steel Corp.[a]	847,000	242,853
Chunghwa Telecom Co. Ltd.	1,836,000	5,804,127
Clevo Co.	248,175	484,333
CMC Magnetics Corp.[a]	1,439,000	234,668
Compal Communications Inc.	158,000	199,318
Compal Electronics Inc.	1,926,000	1,296,894
Compeq Manufacturing Co. Ltd.	525,000	241,232

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Continental Holdings Corp.	727,000	$258,736
Coretronic Corp.	346,000	301,779
Coxon Precise Industrial Co. Ltd.	78,000	150,399
CSBC Corp. Taiwan	331,000	201,866
CTBC Financial Holding Co. Ltd.	6,111,935	3,850,022
CTCI Corp.	274,000	458,734
Cyberlink Corp.	62,540	173,882
CyberTAN Technology Inc.	258,000	298,311
D-Link Corp.	445,000	242,393
Delta Electronics Inc.	854,000	3,866,965
Depo Auto Parts Ind Co. Ltd.	75,000	243,112
Dynapack International Technology Corp.	62,000	165,336
E Ink Holdings Inc.[a]	386,000	219,930
E.Sun Financial Holding Co. Ltd.	2,158,200	1,366,703
Eclat Textile Co. Ltd.	59,560	532,417
Elan Microelectronics Corp.	204,000	344,948
Elite Material Co. Ltd.	238,000	195,652
Elite Semiconductor Memory Technology Inc.[a]	223,000	269,020
Entire Technology Co. Ltd.[a]	152,000	169,654
Epistar Corp.	408,000	668,081
Eternal Chemical Co. Ltd.	336,000	273,969
EVA Airways Corp.[a]	680,000	361,309
Evergreen International Storage & Transport Corp.	253,000	157,256
Evergreen Marine Corp. Ltd.[a]	735,000	415,095
Everlight Chemical Industrial Corp.	428,850	289,488
Everlight Electronics Co. Ltd.	204,000	327,224
Far Eastern Department Stores Co. Ltd.	412,000	423,365
Far Eastern International Bank Ltd.	617,000	250,515
Far Eastern New Century Corp.	1,456,560	1,564,885
Far EasTone Telecommunications Co. Ltd.	816,000	2,064,235
Faraday Technology Corp.	175,000	208,191
Farglory Land Development Co. Ltd.	130,000	235,025

Security	Shares	Value

Federal Corp.	311,550	$230,608
Feng Hsin Iron & Steel Co. Ltd.	232,000	409,350
Feng Tay Enterprise Co. Ltd.	192,640	404,921
Firich Enterprises Co. Ltd.	105,000	271,233
First Financial Holding Co. Ltd.	3,060,030	1,769,069
FLEXium Interconnect Inc.	86,074	339,412
Forhouse Corp.	470,000	184,548
Formosa Chemicals & Fibre Corp.	1,491,210	3,871,978
Formosa Epitaxy Inc.[a]	234,000	147,792
Formosa Petrochemical Corp.	612,000	1,554,312
Formosa Plastics Corp.	1,911,800	4,766,004
Formosa Taffeta Co. Ltd.	261,000	238,981
Formosan Rubber Group Inc.	384,000	309,258
Foxconn Technology Co. Ltd.	428,400	1,092,313
Fubon Financial Holding Co. Ltd.	3,060,000	4,192,551
G Tech Optoelectronics Corp.	83,000	157,266
Gemtek Technology Corp.	185,000	187,321
Genius Electronic Optical Co. Ltd.	21,714	125,896
Getac Technology Corp.	272,000	134,071
Giant Manufacturing Co. Ltd.	119,000	801,300
Gigabyte Technology Co. Ltd.	294,000	265,268
Gigastorage Corp.	251,000	154,335
Gintech Energy Corp.[a]	217,000	180,202
Global Mixed Mode Technology Inc.	63,000	178,950
Global Unichip Corp.	52,000	155,699
Gloria Material Technology Corp.	340,200	211,456
Goldsun Development & Construction Co. Ltd.	816,000	306,772
Grand Pacific Petrochemical Corp.	494,000	339,244
Grape King Inc.	61,000	262,962
Great Wall Enterprise Co. Ltd.	253,000	215,593
Greatek Electronics Inc.	185,000	153,937
HannStar Display Corp.[a]	1,165,000	474,962
HannsTouch Solution Inc.[a]	434,000	150,108
Hermes Microvision Inc.	13,000	350,148
Hey Song Corp.	163,000	166,135
Highwealth Construction Corp.	204,400	454,230

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Hiwin Technologies Corp.	80,340	$526,212
Ho Tung Chemical Corp.[a]	597,000	266,335
Holy Stone Enterprise Co. Ltd.	296,000	280,920
Hon Hai Precision Industry Co. Ltd.	4,694,000	12,737,149
Hotai Motor Co. Ltd.	98,000	969,373
HTC Corp.	408,000	2,133,770
Hua Nan Financial Holdings Co. Ltd.	2,356,200	1,283,432
Huaku Development Co. Ltd.	106,000	311,009
Huang Hsiang Construction Co.	37,000	82,842
Hung Poo Real Estate Development Corp.	165,000	161,557
Hung Sheng Construction Co. Ltd.	283,000	226,026
IEI Integration Corp.	143,200	179,691
Innolux Corp.[a]	3,214,000	1,611,055
International Games System Co. Ltd.	66,000	136,524
Inventec Corp.	1,139,000	926,821
ITEQ Corp.	233,000	230,473
Jih Sun Financial Holdings Co. Ltd.	468,251	129,563
Kee Tai Properties Co. Ltd.	317,000	220,871
Kenda Rubber Industrial Co. Ltd.	248,560	482,592
Kerry TJ Logistics Co. Ltd.	124,000	153,112
Kindom Construction Co.	176,000	234,082
King Slide Works Co. Ltd.	27,000	229,177
King Yuan Electronics Co. Ltd.	563,000	416,730
King’s Town Bank	355,000	301,918
King’s Town Construction Co. Ltd.[a]	106,000	100,069
Kinpo Electronics Inc.	849,000	304,993
Kinsus Interconnect Technology Corp.	120,000	439,105
Kuoyang Construction Co. Ltd.	304,000	198,606
Largan Precision Co. Ltd.	42,000	1,466,691
LCY Chemical Corp.	249,000	295,809
Lealea Enterprise Co. Ltd.	636,000	217,848
Lien Hwa Industrial Corp.	282,000	172,454

Security	Shares	Value

Lite-On Technology Corp.	982,870	$1,665,241
Long Bon International Co. Ltd.	220,000	143,361
Macronix International Co. Ltd.[a]	1,668,000	389,625
Makalot Industrial Co. Ltd.	74,000	399,372
Masterlink Securities Corp.	581,000	179,982
MediaTek Inc.	612,000	7,505,689
Medigen Biotechnology Corp.[a]	42,000	261,057
Mega Financial Holding Co. Ltd.	3,908,000	2,984,103
Mercuries & Associates Ltd.	169,560	113,892
Merida Industry Co. Ltd.	74,000	484,686
Merry Electronics Co. Ltd.	65,400	158,449
Micro-Star International Co. Ltd.	456,000	267,433
Microbio Co. Ltd.	209,141	219,453
MIN AIK Technology Co. Ltd.	87,000	411,385
MiTAC International Corp.	648,000	208,533
Motech Industries Inc.[a]	151,000	191,497
MStar Semiconductor Inc.	87,000	793,697
Nan Kang Rubber Tire Co. Ltd.	277,000	323,982
Nan Ya Plastics Corp.	2,266,440	4,438,282
Nan Ya Printed Circuit Board Corp.[a]	123,000	134,408
National Petroleum Co. Ltd.	188,000	162,716
Neo Solar Power Corp.[a]	247,000	184,479
Novatek Microelectronics Corp. Ltd.	234,000	973,550
OptoTech Corp.	538,000	204,057
Oriental Union Chemical Corp.	285,000	284,290
Pacific Hospital Supply Co. Ltd.	75,000	268,175
Pan-International Industrial Corp.	222,200	181,550
PChome Online Inc.	43,000	244,281
Pegatron Corp.[a]	762,000	1,178,987
Phihong Technology Co. Ltd.	278,000	160,253
Phison Electronics Corp.	64,000	449,130
Phytohealth Corp.[a]	145,000	194,063
Pixart Imaging Inc.	88,000	173,209
Pou Chen Corp.	915,000	999,866

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Powertech Technology Inc.	306,000	$559,348
President Chain Store Corp.	260,000	1,815,903
President Securities Corp.	303,000	171,121
Prince Housing & Development Corp.	362,000	232,869
Qisda Corp.[a]	939,000	219,339
Quanta Computer Inc.	1,224,000	2,580,975
Radiant Opto-Electronics Corp.	209,940	666,487
Radium Life Tech Co. Ltd.	275,369	224,072
Realtek Semiconductor Corp.	213,110	472,874
Rich Development Co. Ltd.	506,770	221,001
Richtek Technology Corp.	64,000	288,727
Ritek Corp.[a]	1,451,000	257,475
Ruentex Development Co. Ltd.	281,964	556,871
Ruentex Industries Ltd.	216,000	536,310
Sampo Corp.	802,000	253,803
Sanyang Industry Co. Ltd.	329,000	456,265
ScinoPharm Taiwan Ltd.	108,160	302,889
Senao International Co. Ltd.	43,000	135,935
Sercomm Corp.	156,000	211,392
Shih Wei Navigation Co. Ltd.	235,675	155,938
Shihlin Electric & Engineering Corp.	204,000	245,418
Shihlin Paper Corp.[a]	98,000	143,114
Shin Kong Financial Holding Co. Ltd.[a]	2,856,000	963,946
Shin Zu Shing Co. Ltd.	70,000	147,839
Shining Building Business Co. Ltd.[a]	183,700	141,806
Shinkong Synthetic Fibers Corp.	852,000	279,022
Shinkong Textile Co. Ltd.	114,000	145,145
Sigurd Microelectronics Corp.	319,000	303,815
Silicon Integrated Systems Corp.[a]	514,000	160,086
Siliconware Precision Industries Co. Ltd.	1,428,000	1,603,395
Silitech Technology Corp.	88,880	121,033
Simplo Technology Co. Ltd.	141,000	673,796
Sincere Navigation Corp.	157,000	132,475
Sino-American Silicon Products Inc.[a]	239,000	275,543
SinoPac Financial Holdings Co. Ltd.	2,997,086	1,337,068

Security	Shares	Value

Sinyi Realty Co.	91,760	$151,633
Solar Applied Materials Technology Corp.	269,000	229,227
Sonix Technology Co. Ltd.	186,000	237,748
St.Shine Optical Co. Ltd.	17,000	462,430
Standard Foods Corp.	204,700	603,336
Synnex Technology International Corp.	612,000	964,287
Ta Chen Stainless Pipe Co. Ltd.	618,200	279,925
Ta Chong Bank Ltd.[a]	633,675	200,747
Taichung Commercial Bank Co. Ltd.	680,000	247,690
Taiflex Scientific Co. Ltd.	120,000	199,101
Tainan Spinning Co. Ltd.	462,840	225,817
Taishin Financial Holdings Co. Ltd.	2,771,734	1,194,853
Taiwan Acceptance Corp.	38,000	90,414
Taiwan Business Bank Ltd.[a]	1,537,120	444,321
Taiwan Cement Corp.	1,512,000	1,995,823
Taiwan Cogeneration Corp.	325,000	205,267
Taiwan Cooperative Financial Holding Co. Ltd.	2,431,640	1,300,147
Taiwan Fertilizer Co. Ltd.	362,000	831,072
Taiwan Glass Industry Corp.	423,000	388,022
Taiwan Hon Chuan Enterprise Co. Ltd.	111,000	244,074
Taiwan Land Development Corp.[a]	917,538	343,412
Taiwan Life Insurance Co. Ltd.[a]	188,674	129,253
Taiwan Mobile Co. Ltd.	816,000	2,945,012
Taiwan PCB Techvest Co. Ltd.	144,042	170,398
Taiwan Prosperity Chemical Corp.	115,000	128,356
Taiwan Secom Co. Ltd.	133,000	315,561
Taiwan Semiconductor Manufacturing Co. Ltd.	11,542,000	38,763,254
Taiwan Surface Mounting Technology Co. Ltd.	132,300	193,866
Taiwan TEA Corp.[a]	357,000	223,091
Taiwan-Sogo Shinkong Security Corp.	245,000	295,561
Tatung Co. Ltd.[a]	919,000	222,652

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Teco Electric and Machinery Co. Ltd.	1,020,000	$1,068,589
Test Research Inc.	148,400	188,944
Test-Rite International Co. Ltd.	222,000	168,775
Ton Yi Industrial Corp.	370,000	338,786
Tong Hsing Electronic Industries Ltd.	68,000	352,220
Tong Yang Industry Co. Ltd.	180,400	234,509
Topco Scientific Co. Ltd.	180,521	292,579
TPK Holding Co. Ltd.	112,000	1,190,195
Transcend Information Inc.	89,000	262,618
Tripod Technology Corp.	204,000	404,257
Tsann Kuen Enterprise Co. Ltd.	82,000	113,994
TSRC Corp.	274,000	465,144
TTY Biopharm Co. Ltd.	89,298	297,516
Tung Ho Steel Enterprise Corp.	372,000	285,920
TXC Corp.	164,000	220,863
U-Ming Marine Transport Corp.	204,000	314,271
Uni-President Enterprises Co.	2,046,860	3,727,844
Unimicron Technology Corp.	612,000	496,971
Union Bank of Taiwan[a]	628,819	221,693
Unitech Printed Circuit Board Corp.	638,000	253,712
United Microelectronics Corp.	5,726,000	2,353,583
Unity Opto Technology Co. Ltd.[a]	230,000	184,080
UPC Technology Corp.	467,146	213,088
USI Corp.	422,000	282,748
Vanguard International Semiconductor Corp.	368,000	397,828
Visual Photonics Epitaxy Co. Ltd.	173,000	181,241
Wah Lee Industrial Corp.	204,000	282,571
Walsin Lihwa Corp.[a]	1,585,000	468,755
Wan Hai Lines Ltd.	471,000	254,982
Waterland Financial Holdings Co. Ltd.	736,450	236,259
Wei Chuan Foods Corp.	204,000	389,941
Win Semiconductors Corp.	244,000	222,600
Winbond Electronics Corp.[a]	1,373,000	316,128
Wintek Corp.[a]	804,000	329,128

Security	Shares	Value

Wisdom Marine Lines Co. Ltd.	92,400	$110,851
Wistron Corp.	1,071,000	960,963
Wistron NeWeb Corp.	116,384	219,354
Wowprime Corp.	21,000	300,707
WPG Holdings Co. Ltd.	667,000	766,756
WT Microelectronics Co. Ltd.	204,000	228,716
Xxentria Technology Materials Corp.	124,000	224,592
Yageo Corp.[a]	1,005,000	334,502
Yang Ming Marine Transport Corp.[a]	631,000	276,232
Yem Chio Co. Ltd.	260,955	200,570
YFY Inc.	529,000	258,096
Yieh Phui Enterprise Co. Ltd.	741,000	232,766
Young Fast Optoelectronics Co. Ltd.	93,000	128,353
Youngtek Electronics Corp.	87,853	173,801
Yuanta Financial Holding Co. Ltd.	3,877,000	1,943,391
Yulon Motor Co. Ltd.	317,000	522,251
YungShin Global Holding Corp.	144,000	238,199
Yungtay Engineering Co. Ltd.	204,000	473,111
Zhen Ding Technology Holding Ltd.	103,950	275,815
Zinwell Corp.	303,000	305,283

		241,024,804
THAILAND — 2.52%
Advanced Information Service PCL NVDR	490,500	3,657,036
Airports of Thailand PCL NVDR	211,900	1,076,286
Amata Corp. PCL NVDR	357,200	188,642
AP (Thailand) PCL NVDR	766,800	114,818
Bangchak Petroleum PCL NVDR	237,100	233,859
Bangkok Bank PCL Foreign	396,200	2,227,779
Bangkok Bank PCL NVDR	282,000	1,568,127
Bangkok Chain Hospital PCL NVDR	979,850	188,725
Bangkok Dusit Medical Services PCL NVDR	182,700	732,162
Bangkok Expressway PCL NVDR	217,300	229,519
Bangkok Land PCL NVDR	4,806,800	194,124

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Bank of Ayudhya PCL NVDR	1,169,700	$1,380,820
Banpu PCL NVDR	49,950	428,276
BEC World PCL NVDR	469,600	795,067
Bumrungrad Hospital PCL NVDR	199,300	482,926
Central Pattana PCL NVDR	653,800	751,494
Central Plaza Hotel PCL NVDR	303,400	259,195
Charoen Pokphand Foods PCL NVDR	1,282,500	924,324
CP All PCL NVDR	2,084,300	2,120,560
Delta Electronics (Thailand) PCL NVDR	268,800	365,331
Dynasty Ceramic PCL NVDR	104,500	173,680
Esso (Thailand) PCL NVDR	829,400	159,748
Glow Energy PCL NVDR	247,000	481,493
Hana Microelectronics PCL NVDR	338,800	223,130
Hemaraj Land and Development PCL NVDR	2,490,500	215,085
Home Product Center PCL NVDR	1,303,800	453,637
Indorama Ventures PCL NVDR	715,400	384,480
IRPC PCL NVDR	5,015,000	464,265
Jasmine International PCL NVDR	1,824,200	410,856
Kasikornbank PCL Foreign	548,400	2,708,779
Kasikornbank PCL NVDR	334,700	1,653,225
Khon Kaen Sugar Industry PCL NVDR	452,400	177,081
Kiatnakin Bank PCL NVDR	208,300	255,603
Krung Thai Bank PCL NVDR	1,693,600	868,108
LPN Development PCL NVDR	278,800	165,427
Major Cineplex Group PCL NVDR	351,000	173,374
Minor International PCL NVDR	788,600	524,263
Polyplex PCL NVDR	477,200	131,197
Pruksa Real Estate PCL NVDR	351,000	171,193
PTT Exploration & Production PCL NVDR	661,301	3,420,522
PTT Global Chemical PCL NVDR	782,100	1,676,449

Security	Shares	Value

PTT PCL NVDR	403,600	$4,099,944
Quality Houses PCL NVDR	2,273,200	186,432
Siam Cement PCL Foreign	142,800	1,756,720
Siam Cement PCL NVDR	65,500	799,674
Siam Commercial Bank PCL NVDR	836,600	3,495,579
Siam Global House PCL NVDR	393,150	181,980
Sino-Thai Engineering & Construction PCL NVDR	427,728	244,492
Sri Trang Agro-Industry PCL NVDR	426,400	176,176
Supalai PCL NVDR	298,300	117,689
Thai Airways International PCL NVDR	328,100	165,120
Thai Oil PCL NVDR	398,200	674,181
Thai Tap Water Supply PCL NVDR	895,000	272,476
Thai Vegetable Oil PCL NVDR	310,600	164,997
Thaicom PCL NVDR	235,900	219,851
Thanachart Capital PCL NVDR	356,200	356,864
Thoresen Thai Agencies PCL NVDR[a]	415,940	188,653
Ticon Industrial Connection PCL NVDR	328,100	156,966
TISCO Financial Group PCL NVDR	235,250	259,440
TPI Polene PCL NVDR	377,500	127,827
True Corp. PCL NVDR[a]	2,497,000	504,209

		46,959,935
TURKEY — 1.69%
Akbank TAS	863,022	2,870,742
Akfen Holding ASa	75,525	135,617
Akmerkez Gayrimenkul Yatirim Ortakligi AS	14,414	101,480
Aksa Akrilik Kimya Sanayii AS	61,064	189,341
Albaraka Turk Katilim Bankasi ASa	239,700	177,577
Anadolu Efes Biracilik ve Malt Sanayii ASb	101,771	1,175,865
Arcelik AS	122,744	620,269
Asya Katilim Bankasi ASa	303,477	265,026
BIM Birlesik Magazalar AS	102,779	1,890,942

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Bizim Toptan Satis Magazalari AS	13,860	$168,979
Cimsa Cimento Sanayi ve TAS	35,315	174,128
Coca-Cola Icecek AS	31,804	745,851
Dogan Sirketler Grubu Holding ASa	395,151	166,726
Dogan Yayin Holding ASa,b	380,102	117,485
Dogus Otomotiv Servis ve TAS	32,782	123,199
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	329,650	384,922
Enka Insaat ve Sanayi AS	218,367	523,888
Eregli Demir ve Celik Fabrikalari TAS	727,187	788,462
Ford Otomotiv Sanayi ASb	38,039	475,896
Haci Omer Sabanci Holding AS	396,584	1,692,766
Ipek Dogal Enerji Kaynaklari Ve Uretim ASa,b	66,779	132,034
Is Gayrimenkul Yatirim Ortakligi AS	287,306	166,329
Kardemir Karabuk Demir Celik Sanayi ve TAS Class Da	509,518	249,978
KOC Holding AS	319,153	1,290,235
Koza Altin Isletmeleri AS	23,515	370,333
Koza Anadolu Metal Madencilik Isletmeleri ASa,b	115,623	182,660
Sekerbank TAS[a,b]	214,692	192,757
Selcuk Ecza Deposu Ticaret ve Sanayi AS	127,856	108,520
TAV Havalimanlari Holding AS	86,471	468,787
Tofas Turk Otomobil Fabrikasi AS	67,204	347,848
Trakya Cam Sanayii AS	188,194	198,512
Turk Hava Yollari AO	274,699	851,759
Turk Telekomunikasyon AS	224,839	688,333
Turkcell Iletisim Hizmetleri ASa	371,858	1,952,106
Turkiye Garanti Bankasi AS	1,105,292	3,817,616
Turkiye Halk Bankasi AS	303,046	1,932,834
Turkiye Is Bankasi AS Class C	782,040	1,834,000

Security	Shares	Value

Turkiye Petrol Rafinerileri AS	62,463	$1,201,300
Turkiye Sinai Kalkinma Bankasi AS	350,444	294,007
Turkiye Sise ve Cam Fabrikalari AS	270,504	349,037
Turkiye Vakiflar Bankasi TAO Class D	388,706	762,823
Yapi Kredi Sigorta ASa	20,770	186,479
Yapi ve Kredi Bankasi AS	448,348	893,067
Yazicilar Holding ASb	24,110	226,521

		31,487,036

TOTAL COMMON STOCKS
(Cost: $1,871,628,662)		1,740,729,043

PREFERRED STOCKS — 6.07%

BRAZIL — 4.83%
AES Tiete SA	44,000	372,034
Banco ABC Brasil SA	32,821	164,989
Banco Bradesco SA	999,670	11,652,724
Banco Daycoval SA	37,800	126,095
Banco do Estado do Rio Grande do Sul SA Class B	81,700	490,777
Banco Industrial e Comercial SA	44,500	75,252
Banco Panamericano SA	75,600	167,279
Banco Pine SA	25,300	100,042
Bradespar SA	104,400	1,083,438
Braskem SA Class A	72,700	536,718
Centrais Eletricas Brasileiras SA Class B	109,100	420,851
Centrais Eletricas Santa Catarina SA	10,400	76,167
Companhia Brasileira de Distribuicao Grupo Pao de Acucar Class A	61,200	2,515,760
Companhia de Bebidas das Americas	326,400	11,423,725
Companhia de Ferro Ligas da Bahia – Ferbasa	32,200	181,779
Companhia Energetica de Minas Gerais	250,145	1,957,217
Companhia Energetica de Sao Paulo Class B	76,800	686,522
Companhia Energetica do Ceara Class A	10,100	169,948

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

Companhia Paranaense de Energia Class B	44,400	$533,241
Contax Participacoes SA	94,300	142,410
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	50,800	155,785
Eucatex SA Industria e Comercio	44,000	111,980
Gerdau SA	398,600	2,875,648
GOL Linhas Aereas Inteligentes SA	49,000	174,382
Itau Unibanco Holding SA	1,183,280	14,435,100
Itausa – Investimentos Itau SA	1,329,589	4,675,822
Klabin SA	225,500	1,167,720
Lojas Americanas SA	191,300	1,216,749
Marcopolo SA	221,800	619,532
Metalurgica Gerdau SA	128,700	1,146,130
Oi SA	329,400	490,525
Petroleo Brasileiro SA	1,999,200	14,128,622
Randon SA Implementos e Participacoes	56,500	275,703
Saraiva Livreiros Editores SA	13,700	149,552
Suzano Papel e Celulose SA Class A	134,900	533,426
Telefonica Brasil SA	142,800	2,792,085
Usinas Siderurgicas de Minas Gerais SA Class A	177,300	768,956
Vale SA Class A	877,200	11,476,073

		90,070,758
CHILE — 0.10%
Embotelladora Andina SA Class B	128,186	653,451
Sociedad Quimica y Minera de Chile SA Series B	46,035	1,193,764

		1,847,215
COLOMBIA — 0.25%
Banco Davivienda SA	47,519	605,581
Bancolombia SA	152,138	2,111,675
Grupo Argos SA	53,136	599,241
Grupo Aval Acciones y Valores SA	640,909	456,705
Grupo de Inversiones Suramericana SA	40,202	809,188

		4,582,390

Security	Shares	Value

RUSSIA — 0.27%
AK Transneft OAO	816	$1,874,450
Sberbank of Russia	455,900	958,262
Surgutneftegas OJSC	3,304,800	2,232,772

		5,065,484
SOUTH AFRICA — 0.01%
Allied Electronics Corp. Ltd.	124,608	263,671

		263,671
SOUTH KOREA — 0.61%
Daishin Securities Co. Ltd.	21,720	114,269
Hyundai Motor Co. Ltd.	10,754	1,007,537
Hyundai Motor Co. Ltd. Series 2	17,136	1,728,960
LG Chem Ltd.	3,298	392,177
Samsung Electronics Co. Ltd.	9,792	8,106,705

		11,349,648

TOTAL PREFERRED STOCKS
(Cost: $132,913,824)		113,179,166

RIGHTS — 0.00%

CHILE — 0.00%
Compania Sud Americana de Vapores SAa	2,044,740	1,203

		1,203
CHINA — 0.00%
China Merchants Bank Co. Ltd. Class Ha	319,464	72,508

		72,508
SOUTH KOREA — 0.00%
CUROCOM Co. Ltd.[a]	7,972	2,622

		2,622

TOTAL RIGHTS
(Cost: $0)		76,333

WARRANTS — 0.00%

THAILAND — 0.00%
Bangkok Land PCL NVDR (Expires 07/02/18)[a]	800,639	7,213

		7,213

TOTAL WARRANTS
(Cost: $0)		7,213

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.59%

MONEY MARKET FUNDS — 1.59%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.15%[e,f,g]	26,595,913	$26,595,913
BlackRock Cash Funds: Prime, SL Agency Shares
0.13%[e,f,g]	1,688,821	1,688,821
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[e,f]	1,360,119	1,360,119

		29,644,853

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,644,853)		29,644,853

TOTAL INVESTMENTS IN SECURITIES — 101.00%
(Cost: $2,034,187,339)		1,883,636,608
Other Assets, Less Liabilities — (1.00)%		(18,671,199)

NET ASSETS — 100.00%		$1,864,965,409

CPO  —  Certificates of Participation (Ordinary)

NVDR  —  Non-Voting Depositary Receipts

NVS  —  Non-Voting Shares

SP ADR  —  Sponsored American Depositary Receipts

SP GDR  —  Sponsored Global Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of August 31, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
213	MSCI Emerging Markets E-Mini (Sept. 2013)	NYSE Liffe	$9,769,245	$(230,394)

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Statement of Assets and Liabilities

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2013

ASSETS
Investments, at cost:
Unaffiliated	$2,004,542,486
Affiliated (Note 2)	29,644,853

Total cost of investments	$2,034,187,339

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,853,991,755
Affiliated (Note 2)	29,644,853

Total fair value of investments	1,883,636,608
Foreign currency, at value[b]	2,586,144
Cash	5,474,712
Cash pledged to broker	1,377,441
Receivables:
Investment securities sold	11,350,562
Dividends and interest	3,062,900

Total Assets	1,907,488,367

LIABILITIES
Payables:
Investment securities purchased	11,773,156
Collateral for securities on loan (Note 5)	28,284,734
Futures variation margin	230,394
Line of credit (Note 8)	2,000,131
Foreign taxes (Note 1)	154,108
Investment advisory fees (Note 2)	80,435

Total Liabilities	42,522,958

NET ASSETS	$1,864,965,409

Net assets consist of:
Paid-in capital	$2,016,140,780
Undistributed net investment income	9,146,582
Accumulated net realized loss	(9,468,471)
Net unrealized depreciation	(150,853,482)

NET ASSETS	$1,864,965,409

Shares outstanding[c]	40,800,000

Net asset value per share	$45.71

[a]	Securities on loan with a value of $25,735,261. See Note 5.
[b]	Cost of foreign currency: $2,600,407.
[c]	$0.001 par value, number of shares authorized: 250 million.

See notes to consolidated financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations

iSHARES® CORE MSCI EMERGING MARKETS ETF

Period from October 18, 2012 (commencement of operations) through August 31, 2013

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$24,409,000
Dividends — affiliated (Note 2)	16,710
Interest — unaffiliated	725
Interest — affiliated (Note 2)	2,266
Securities lending income — affiliated (Note 2)	182,325

Total investment income	24,611,026

EXPENSES
Investment advisory fees (Note 2)	1,376,356
Mauritius income taxes (Note 1)	3,115
Commitment fees (Note 8)	657
Interest expense (Note 8)	8,152

Total expenses	1,388,280
Less investment advisory fees waived (Note 2)	(991,766)

Net expenses	396,514

Net investment income	24,214,512

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,198,572)
Investments — affiliated (Note 2)	1,916,454
Futures contracts	(186,026)
Foreign currency transactions	(354,335)

Net realized loss	(9,822,479)

Net change in unrealized appreciation/depreciation on:
Investments	(150,550,731)
Futures contracts	(230,394)
Translation of assets and liabilities in foreign currencies	(72,357)

Net change in unrealized appreciation/depreciation	(150,853,482)

Net realized and unrealized loss	(160,675,961)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(136,461,449)

[a]	Net of foreign withholding tax of $3,510,519.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	39

Consolidated Statement of Changes in Net Assets

iSHARES® CORE MSCI EMERGING MARKETS ETF

Period from October 18, 2012[a] to August 31, 2013

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$24,214,512
Net realized loss	(9,822,479)
Net change in unrealized appreciation/depreciation	(150,853,482)

Net decrease in net assets resulting from operations	(136,461,449)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,713,922)

Total distributions to shareholders	(14,713,922)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,016,140,780

Net increase in net assets from capital share transactions	2,016,140,780

INCREASE IN NET ASSETS	1,864,965,409

NET ASSETS
Beginning of period	—

End of period	$1,864,965,409

Undistributed net investment income included in net assets at end of period	$9,146,582

SHARES ISSUED
Shares sold	40,800,000

Net increase in shares outstanding	40,800,000

[a]	Commencement of operations.

See notes to consolidated financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES® CORE MSCI EMERGING MARKETS ETF

(For a share outstanding throughout the period)

Period from Oct. 18, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$49.06

Income from investment operations:
Net investment income[b]	1.33
Net realized and unrealized loss[c]	(4.14)

Total from investment operations	(2.81)

Less distributions from:
Net investment income	(0.54)

Total distributions	(0.54)

Net asset value, end of period	$45.71

Total return	(5.75)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,864,965
Ratio of expenses to average net assets[e]	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.18%
Ratio of net investment income to average net assets[e]	3.17%
Portfolio turnover rate[f]	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]

Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2013 was 15%. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	41

Notes to Consolidated Financial Statements

iSHARES® CORE MSCI EMERGING MARKETS ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to amended and restated Articles of Incorporation.

These consolidated financial statements relate only to the following fund (the “Fund”):

iShares Core ETF	Diversification Classification
MSCI Emerging Markets[a]	Diversified

[a]	The Fund commenced operations on October 18, 2012.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (the “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of the Fund also serves as the investment adviser to the Subsidiary. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for the Fund include the accounts of the Subsidiary.

The Fund invests in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in emerging market and frontier market countries.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of August 31, 2013. The breakdown of the Fund’s investments into major categories is disclosed in its consolidated schedule of investments.

Investment Type	Investments
	Level 1	Level 2	Level 3		Total
Assets:
Common Stocks	$1,738,466,108	$2,262,935	$0	[a]	$1,740,729,043
Preferred Stocks	113,179,166	—	—		113,179,166
Rights	1,203	75,130	—		76,333
Warrants	7,213	—	—		7,213
Money Market Funds	29,644,853	—	—		29,644,853
Liabilities:
Futures Contracts[b]	(230,394)	—	—		(230,394)

	$1,881,068,149	$2,338,065	$0	[a]	$1,883,406,214

[a]	Rounds to less than $1.
[b]	Futures contracts are shown at the net unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Fund may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invest. These foreign taxes, if any, are paid by the Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of August 31, 2013, if any, are disclosed in the Fund’s consolidated statement of assets and liabilities.

The Fund conducts its investment activities in India through the Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”). In order to be eligible to claim benefits under the DTAA, the Subsidiary must satisfy certain conditions, including the establishment and maintenance of valid tax residence in Mauritius. The Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Fund and are disclosed in the consolidated statement of operations. Further, the Subsidiary is not subject to tax in Mauritius on any gains from the sale of securities. Any dividends paid by the Subsidiary to the Fund will also be exempt from tax in Mauritius. The foregoing is based upon current interpretation and practice and is subject to future changes in the tax laws of India or Mauritius and in the DTAA.

As a result of legislative changes enacted by the 2012 India Finance Act (“the Act”) and its general anti-avoidance rules (“GAAR”), which are effective April 1, 2013 but have been proposed to be deferred until April 1, 2016, the Subsidiary’s ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Fund may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive guidance on the legislative changes is available, the impact to the Fund, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

FEDERAL INCOME TAXES

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. The scope of the disclosure requirements for offsetting will be limited to certain derivative instruments and securities lending transactions. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

The Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. The Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.18% based on the average daily net assets of the Fund.

BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $875,684.

BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2014 in an amount equal to the investment advisory fees payable on the amount of the Fund’s investment in other iShares funds. In association with this agreement, for the period ended August 31, 2013, BFA waived its investment advisory fees for the Fund in the amount of $116,082.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by the Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the period ended August 31, 2013, the Fund retained 65% of securities lending income and paid a fee to BTC equal to 35% of such income in the amount of $98,175.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

The Fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Investments in issuers considered to be affiliates of the Fund (excluding short-term investments) during the period ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
iShares India 50 ETF	—	243,250	(243,250)	—	$—	$612	$87,227
iShares MSCI Chile Capped ETF	—	24,667	(24,667)	—	—	—	(93,930)
iShares MSCI India ETF	—	2,965,928	(2,965,928)	—	—	4,928	2,019,750
iShares MSCI India Small-Cap ETF	—	51,223	(51,223)	—	—	11,170	(96,593)

					$—	$16,710	$1,916,454

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended August 31, 2013, were $1,958,596,200 and $130,353,563, respectively.

In-kind purchases and sales (see Note 4) for the period ended August 31, 2013, were $185,688,644 and $  —, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the consolidated statements of changes in net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates.

As of August 31, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of August 31, 2013 and the value of the related collateral are disclosed in the consolidated statement of assets and liabilities. Securities lending income, as disclosed in the consolidated statement of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013, attributable to passive foreign investment companies and foreign currency transactions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$ —	$(354,008)	$354,008

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The tax character of distributions paid during the period ended August 31, 2013 was as follows:

2013
Ordinary Income	$14,713,922

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
$9,716,521	$(153,861,801)	$(7,030,091)	$(151,175,371)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

The Fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2013, the cost of investments for federal income tax purposes was $2,037,426,051. Net unrealized depreciation was $153,789,443, of which $50,093,570 represented gross unrealized appreciation on securities and $203,883,013 represented gross unrealized depreciation on securities.

Management has reviewed the tax positions as of August 31, 2013, and has determined that no provision for income tax is required in the Fund’s consolidated financial statements.

7.	FINANCIAL FUTURES CONTRACTS

The Fund may purchase or sell financial futures contracts in an effort to help the Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The following table shows the value of futures contracts held by the Fund as of August 31, 2013 and the related locations in the consolidated statement of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin/Net assets consist of — net unrealized appreciation (depreciation)[a]	$(230,394)

[a]	Represents cumulative depreciation of futures contracts as reported in the consolidated schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Fund during the period ended August 31, 2013 and the related locations in the consolidated statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(186,026)	$(230,394)

For the period ended August 31, 2013, the average quarter-end number of contracts and notional value of open futures contracts for the Fund were 112 and $5,315,308, respectively.

8.	LINE OF CREDIT

The Fund, along with certain other iShares funds, is a party to a $125 million credit agreement with State Street Bank and Trust Company, which expires October 30, 2013. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.08% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the U.S. Federal Funds rate plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the period ended August 31, 2013, the Fund’s maximum amount borrowed, the average borrowings and the average interest rate under the credit agreement were $75,000,000, $672,390 and 1.20%, respectively.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the iShares Core MSCI Emerging Markets ETF and its subsidiary (the “Fund”) at August 31, 2013, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

Tax Information (Unaudited)

iSHARES® CORE MSCI EMERGING MARKETS ETF

For the fiscal period ended August 31, 2013, the Fund earned foreign source income of $27,919,519 and paid foreign taxes of $3,471,723 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

Under Section 854(b)(2) of the Code, the Fund hereby designates the maximum amount of $15,223,613 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal period ended August 31, 2013.

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® CORE MSCI EMERGING MARKETS ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Directors (the “15(c) Committee”), with independent counsel, met with management on March 7, 2013, April 23, 2013, and May 3, 2013, to discuss the types of information the Independent Directors required and the manner in which management would organize and present such information. At a meeting held on May 16, 2013, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, and the 15(c) Committee met with management on June 5, 2013, to discuss the additional requests. At a meeting held on June 10-11, 2013, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. The Board, including a majority of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the supplemental information management provided at the request of the Independent Directors. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Directors were advised by their independent counsel throughout the process. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other registered investment companies objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary methodology, and any registered funds that would otherwise have been excluded from Lipper’s comparison group because of the size, sponsor, inception date, or other differentiating factors included in Lipper’s proprietary selection methodology, but that were nonetheless included at the request of BFA (the “Lipper Group”). Because there are few, if any, exchange traded funds or index funds that track an index similar to that tracked by the Fund, the Lipper Group included in part mutual funds, closed-end funds, exchange traded funds, and/or funds with differing investment objective classifications, investment focuses and other characteristics (e.g., actively managed funds and funds sponsored by “at cost” service providers), as applicable. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information. The Board also received a detailed explanation from BFA regarding its rationale for including funds that had been excluded from Lipper’s consideration due to Lipper’s methodology parameters, as well as information showing the effect of including these additional funds in the analysis. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in the Lipper Report may or may not provide meaningful direct comparisons to the Fund.

The Board also noted that the investment advisory fee rate and overall expenses for the Fund compared favorably to the investment advisory fee rates and overall expenses of the funds in its respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2012, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that are not exchange traded funds or index funds, and that may have different investment objectives and/or benchmarks from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its relevant benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Board, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of mutual fund pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the Fund and its shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced since BlackRock’s acquisition of BFA in December 2009, including in such areas as investor education, product management, customized portfolio consulting support, and capital markets support. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment and risk management processes and strategies provided at the June 10-11, 2013 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c)

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the nature of such costs may impact the existence of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted management’s assertion that future economies of scale for the Fund had been taken into consideration by fixing the investment advisory fee rate at the low end of the market place, effectively giving Fund shareholders, from inception, the benefits of lower fees. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds and institutional separate accounts (together, the “Other Accounts”). The Board noted that BFA and its affiliates do manage Other Accounts with a substantially similar investment objective and strategy as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and to the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed. The Board further noted that the advisory fee rate for the Fund is lower than those of certain iShares index funds that invest in the same asset class, and acknowledged management’s assertion that the Fund’s advisory fee rate is reflective of a discount to the full value of the services rendered by BFA to the Fund.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® CORE MSCI EMERGING MARKETS ETF

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.536788	$—	$—	$0.536788	100%	—%	—%	100%

Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the Fund are listed for trading, as of the time the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Fund. The information shown for the Fund is for each full calendar quarter completed after the inception date of the Fund through the date of the most recent calendar quarter-end.

SUPPLEMENTAL INFORMATION	57

Supplemental Information (Unaudited) (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2013 through June 30, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	2.42%
Greater than 1.0% and Less than 1.5%	7	5.65
Greater than 0.5% and Less than 1.0%	35	28.22
Between 0.5% and –0.5%	67	54.02
Less than –0.5% and Greater than –1.0%	7	5.65
Less than –1.0% and Greater than –1.5%	3	2.42
Less than –1.5% and Greater than –2.0%	1	0.81
Less than –2.0% and Greater than –2.5%	1	0.81

	124	100.00%

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons of the Company (as defined in the 1940 Act) are referred to as Independent Directors.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director of iShares, Inc. also serves as a Trustee of iShares Trust, a Director of iShares MSCI Russia Capped ETF, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 298 funds (as of August 31, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Directors and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Director (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	59

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (58)	Director (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Trust, iShares MSCI Russia Capped ETF, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Director (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (58)	Director (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (52)	Director (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Director (since 2002).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped ETF, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (49)	Director (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped ETF, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	61

Director and Officer Information (Continued)

iSHARES®, INC.

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (61)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily and monthly basis on the Fund’s website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-813-0813

Item 2. Code of Ethics.

iShares, Inc. (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Directors as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2013, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the fifty series of the Registrant for which the fiscal year-end is August 31, 2013 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $706,950 for the fiscal year ended August 31, 2012 and $782,510 for the fiscal year ended August 31, 2013.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended and August 31, 2013 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $230,230 for the fiscal year ended August 31, 2012 and $193,500 for the fiscal year ended August 31, 2013.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2012 and August 31, 2013 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $4,042,680 for the fiscal year ended August 31, 2012 and $4,054,391 for the fiscal year ended August 31, 2013.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	October 29, 2013

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	October 29, 2013